UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Access Funds

December 31, 2014 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependant on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 Index returned 6.12%.

U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe-haven bonds. Weak inflation data also supported U.S. government bond prices. Yields on U.S. bonds, which move in the opposite direction of prices, remained higher than elsewhere and thus more attractive to global investors. For the six months ended December 31, 2014, the Barclays U.S. Aggregate Index returned 1.96%.

Developed equity markets outside the U.S. were battered by slowing economic growth across Europe and the threat of price deflation. While equity prices in Japan rose in the wake of stimulus measures, the broad MSCI Europe, Australasia and Far East Index fell -9.16% for the six months ended December 31, 2014. In emerging markets, slowing growth in China and geopolitical risks drove down prices for both equities and bonds. The MSCI Emerging Markets Index returned -7.65%, while the Barclays Emerging Market Debt Index returned -2.49%.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.92%
Barclays U.S. Aggregate Index	1.96%
MSCI World Index (net of foreign withholding taxes)	-1.17%
Access Balanced Composite Benchmark	-1.24%

Net Assets as of 12/31/2014	$1,143,878,665

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed both the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, and the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the six months ended December 31, 2014. The Fund’s underperformance versus the Barclays U.S. Aggregate Index was due to Fund investments in non-U.S. equities, which underperformed fixed income during the reporting period. The underperformance versus the MSCI World Index (net of foreign withholding taxes) is attributed to overweight positions in emerging market equities, which lagged the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s equity positioning was a leading detractor from performance relative to the composite benchmark, particularly the Fund’s overweight allocation to emerging markets. The Fund’s allocation to non-U.S. developed market equities also detracted from relative performance. A tactical addition to energy sector equities following a significant period of underperformance in mid-October also detracted from relative performance. While energy sector equities showed some resilience relative to declining global oil prices, they lagged behind broader global equity markets.

The Fund’s fixed income sector positioning, particularly its underweight position in core fixed income, also detracted from performance relative to the blended composite benchmark. U.S. core fixed income securities rose even as markets digested the end of quantitative easing in the U.S. and the anticipated interest rate increases by the U.S. Federal Reserve. The Fund’s overweight allocation to high yield securities, also known as “junk bonds”, detracted from relative performance amid credit spread widening.

The Fund’s allocation to alternative strategies, particularly equity long-short, and its underweight position in commodities were leading contributors to performance relative to the composite benchmark. Also, economic stimulus measures in Japan drove local equity markets higher but further weakened the Japanese yen, which benefitted the Fund as it maintained a position in currency-hedged Japan notes.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The International Equity strategy managed by Capital Guardian and the JPMorgan U.S. Large Cap Core Plus Fund performed well compared with their respective benchmarks, while the Mid Cap Growth strategy managed by TimesSquare and the Tactical Equity Opportunities strategy managed by J.P. Morgan Private Investments struggled.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. They continued to see strong opportunities in Japan and sought sector-specific opportunities within the U.S. During the reporting period, they added to U.S. large cap equities, funded from U.S. mid cap and non-U.S. developed market equities. Within

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

emerging markets, the Fund’s managers tilted toward Asia, excluding Japan, through active managers who they believe are well poised to capitalize opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, balanced by an overweight to high yield, which offer yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields. The Fund’s underlying core fixed income strategies marginally underperformed the Barclays U.S. Aggregate Index.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan Core Plus Bond Fund, Class R6 Shares	10.5%
2.	JPMorgan Core Bond Fund, Class R6 Shares	9.0
3.	SPDR S&P 500 ETF Trust	7.7
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	7.0
5.	JPMorgan High Yield Fund, Class R6 Shares	5.2
6.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	4.6
7.	Marshall Wace UCITS Fund plc - MW Developed Europe TOPS Fund, Class F Shares (Ireland)	3.4
8.	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	3.2
9.	JPMorgan Intrepid European Fund, Institutional Class Shares	2.9
10.	Oakmark International Fund, Class I Shares	2.4

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	31.5%
U.S. Equity	30.2
Fixed Income	25.8
Alternative Assets	9.1
Money Market	3.4

*	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(1.98)%	1.47%	4.70%	5.01%
With Sales Charge**		(6.37)	(3.10)	3.74	4.09
CLASS C SHARES	January 4, 2010
Without CDSC		(2.25)	0.91	4.17	4.51
With CDSC***		(3.25)	(0.09)	4.17	4.51
INSTITUTIONAL CLASS SHARES	September 30, 2009	(1.85)	1.80	5.12	5.43
SELECT CLASS SHARES	September 30, 2009	(1.92)	1.65	4.96	5.27

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.67%
Barclays U.S. Aggregate Index	1.96%
MSCI World Index (net of foreign withholding taxes)	-1.17%
Access Growth Composite Benchmark	-1.86%

Net Assets as of 12/31/2014	$1,002,706,425

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed both the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, and the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the six months ended December 31, 2014. The Fund’s underperformance versus the Barclays U.S. Aggregate Index was due to Fund investments in non-U.S. equities, which underperformed fixed income during the reporting period. The underperformance versus the MSCI World Index (net of foreign withholding taxes) is attributed to overweight positions in emerging market equities, which lagged behind the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s equity positioning was a leading detractor from performance relative to the composite benchmark, particularly the Fund’s overweight allocation to emerging markets. The Fund’s allocation to non-U.S. developed market equities also detracted from performance relative to the composite benchmark. A tactical addition to energy sector equities following a significant period of underperformance in mid-October also detracted from relative performance. While energy sector equities showed some resilience relative to declining global oil prices, they lagged behind broader global equity markets. Also, the Fund’s currency-hedged Japanese equity structured notes helped relative performance as economic stimulus measures in Japan drove local equity markets higher and further weakened the yen.

The Fund’s fixed income sector positioning, particularly its underweight position in core fixed income, also detracted from performance relative to the blended composite benchmark. U.S. core fixed income securities rose even as markets digested the end of quantitative easing in the U.S. and the anticipated interest rate increases by the U.S. Federal Reserve. The Fund’s overweight allocation to high yield securities, also known as “junk bonds”, detracted from relative performance amid credit spread widening.

The Fund’s allocation to alternative strategies, particularly equity long-short, and its underweight position in commodities were leading contributors to performance relative to the composite benchmark. However, the Fund’s exposure to oil markets lagged behind broader commodity markets, which detracted from performance.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The International Equity strategy managed by Capital Guardian and the JPMorgan U.S. Large Cap Core Plus Fund performed well compared with their respective benchmarks, while the Mid Cap Growth strategy managed by TimesSquare and the Tactical Equity Opportunities strategy managed by J.P. Morgan Private Investments struggled.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. They continued to see strong opportunities in Japan and sought

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

sector-specific opportunities within the U.S. During the reporting period, they added to U.S. large cap equities, funded from U.S. mid cap and non-U.S. developed market equities. Within emerging markets, the Fund’s managers tilted toward Asia, through active managers who they believe are well poised to capitalize opportunities.

Within fixed income, the Fund’s portfolio managers have historically favored an underweight to core bonds, balanced by an overweight to high yield bonds, which offer yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields. In December, the Fund eliminated its small remaining position in high yield bonds to fund other investments. The Fund’s underlying core fixed income strategies marginally trailed the Barclays U.S. Aggregate Index.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	9.2%
2.	SPDR S&P 500 ETF Trust	8.9
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	6.1
4.	JPMorgan Intrepid European Fund, Institutional Class Shares	5.3
5.	iShares Core S&P Mid Cap ETF	3.7
6.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.6
7.	JPMorgan Core Bond Fund, Class R6 Shares	3.5
8.	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	3.3
9.	Marshall Wace UCITS Fund plc - MW Developed Europe TOPS Fund, Class F Shares (Ireland)	3.2
10.	iShares MSCI Japan ETF	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	39.8%
U.S. Equity	39.0
Alternative Assets	9.0
Fixed Income	7.1
Money Market	5.1

*	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(2.83)%	0.75%	5.61%	6.04%
With Sales Charge**		(7.20)	(3.78)	4.64	5.11
CLASS C SHARES	January 4, 2010
Without CDSC		(3.03)	0.27	5.09	5.55
With CDSC***		(4.03)	(0.73)	5.09	5.55
INSTITUTIONAL CLASS SHARES	September 30, 2009	(2.60)	1.17	6.04	6.48
SELECT CLASS SHARES	September 30, 2009	(2.67)	1.03	5.87	6.31

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 15.8%
	Consumer Discretionary — 2.6%
	Auto Components — 0.2%
7,200	Aisin Seiki Co., Ltd., (Japan)	258,685
1,266	Autoliv, Inc., (Sweden), SDR	135,089
9,100	BorgWarner, Inc.	500,045
6,300	Denso Corp., (Japan)	293,629
9,069	ElringKlinger AG, (Germany)	313,566
58,480	GKN plc, (United Kingdom)	311,274
3,000	Koito Manufacturing Co., Ltd., (Japan)	91,775
15,000	Sumitomo Rubber Industries Ltd., (Japan)	222,991

		2,127,054

	Automobiles — 0.2%
5,898	Bayerische Motoren Werke AG, (Germany)	636,502
4,080	Daimler AG, (Germany)	338,861
9,100	Honda Motor Co., Ltd., (Japan)	266,978
14,800	Mitsubishi Motors Corp., (Japan)	135,205
46,300	Nissan Motor Co., Ltd., (Japan)	403,818
9,700	Suzuki Motor Corp., (Japan)	290,683
9,500	Toyota Motor Corp., (Japan)	592,015

		2,664,062

	Distributors — 0.0% (g)
6,400	Pool Corp.	406,016

	Hotels, Restaurants & Leisure — 0.1%
24,555	Compass Group plc, (United Kingdom)	419,716
4,300	Wyndham Worldwide Corp.	368,768
101,200	Wynn Macau Ltd., (China)	282,333

		1,070,817

	Household Durables — 0.1%
3,161	Electrolux AB, (Sweden), Series B	92,362
14,600	Panasonic Corp., (Japan)	171,965
15,977	Persimmon plc, (United Kingdom) (a)	390,221
6,200	Sony Corp., (Japan)	126,537
6,300	Tempur Sealy International, Inc. (a)	345,933

		1,127,018

	Internet & Catalog Retail — 0.0% (g)
133,200	Home Retail Group plc, (United Kingdom)	429,270

	Leisure Products — 0.0% (g)
1,800	Polaris Industries, Inc.	272,232

	Media — 0.7%
2,675	Charter Communications, Inc., Class A (a)	445,709
2,300	CyberAgent, Inc., (Japan)	86,228
6,200	Discovery Communications, Inc., Class C (a)	209,064
9,423	Eutelsat Communications S.A., (France)	304,737
13,383	Informa plc, (United Kingdom)	97,740

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media – continued
20,666	Liberty Global plc, (United Kingdom), Class A (a)	1,037,537
1,610	Liberty Global plc, (United Kingdom), Series C (a)	77,779
12,900	Markit Ltd., (United Kingdom) (a)	340,947
31,056	SES S.A., (Luxembourg), FDR	1,116,669
19,953	Sky plc, (United Kingdom)	278,470
35,027	Walt Disney Co. (The)	3,299,193
33,014	WPP plc, (United Kingdom)	686,416

		7,980,489

	Multiline Retail — 0.3%
4,200	Lojas Renner S.A., (Brazil)	120,824
34,073	Marks & Spencer Group plc, (United Kingdom)	252,290
39,704	Target Corp.	3,013,931

		3,387,045

	Specialty Retail — 0.6%
30,926	Home Depot, Inc. (The)	3,246,302
56,064	Kingfisher plc, (United Kingdom)	296,362
3,000	O’Reilly Automotive, Inc. (a)	577,860
4,400	Ross Stores, Inc.	414,744
13,300	Sally Beauty Holdings, Inc. (a)	408,842
2,500	Tiffany & Co.	267,150
5,000	Tractor Supply Co.	394,100
5,300	Williams-Sonoma, Inc.	401,104
15,146	World Duty Free SpA, (Italy) (a)	145,417

		6,151,881

	Textiles, Apparel & Luxury Goods — 0.4%
743,000	China Hongxing Sports Ltd., (China) (a) (i)	—	(h)
11,132	Cie Financiere Richemont S.A., (Switzerland)	986,948
3,500	Hanesbrands, Inc.	390,670
1,792	Kering, (France)	344,370
599	LVMH Moet Hennessy Louis Vuitton S.A., (France)	94,883
34,441	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,586,519
10,200	Moncler SpA, (Italy)	136,289
53,400	Samsonite International S.A.	158,248
252	Swatch Group AG (The), (Switzerland)	21,798

		4,719,725

	Total Consumer Discretionary	30,335,609

	Consumer Staples — 1.5%
	Beverages — 0.2%
2,800	Brown-Forman Corp., Class B	245,952

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Beverages — continued
8,900	Diageo plc, (United Kingdom)	254,959
14,800	Kirin Holdings Co., Ltd., (Japan)	183,903
10,479	Pernod-Ricard S.A., (France)	1,164,612

		1,849,426

	Food & Staples Retailing — 0.3%
19,369	Costco Wholesale Corp.	2,745,556
6,900	FamilyMart Co., Ltd., (Japan)	259,880
77,236	Tesco plc, (United Kingdom)	225,197

		3,230,633

	Food Products — 0.4%
17,000	Ajinomoto Co., Inc., (Japan)	316,487
9,915	Danone S.A., (France)	648,224
2,900	Hershey Co. (The)	301,397
21,864	Nestle S.A., (Switzerland)	1,593,908
27,690	Unilever plc, (United Kingdom)	1,124,994
8,200	WhiteWave Foods Co. (The) (a)	286,918
79,000	Wilmar International Ltd., (Singapore)	192,494

		4,464,422

	Household Products — 0.5%
4,450	Church & Dwight Co., Inc.	350,704
25,351	Kimberly-Clark Corp.	2,929,055
29,182	Procter & Gamble Co. (The)	2,658,188
2,500	Reckitt Benckiser Group plc, (United Kingdom)	202,485

		6,140,432

	Personal Products — 0.1%
7,328	L’Oreal S.A., (France)	1,226,501

		1,226,501

	Tobacco — 0.0% (g)
5,314	Imperial Tobacco Group plc, (United Kingdom)	233,919

	Total Consumer Staples	17,145,333

	Energy — 1.0%
	Energy Equipment & Services — 0.0% (g)
4,400	Cameron International Corp. (a)	219,780
68,000	China Oilfield Services Ltd., (China), Class H	117,413
3,400	Oceaneering International, Inc.	199,954
3,120	WorleyParsons Ltd., (Australia)	25,557

		562,704

	Oil, Gas & Consumable Fuels — 1.0%
90,451	Beach Energy Ltd., (Australia)	76,698

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
5,110	Cenovus Energy, Inc., (Canada)	105,428
41,314	ConocoPhillips	2,853,145
7,700	Enbridge, Inc., (Canada)	395,936
14,079	Eni S.p.A., (Italy)	246,615
20,700	EP Energy Corp., Class A (a)	216,108
30,382	Hess Corp.	2,242,799
40,288	Phillips 66	2,888,650
5,500	Range Resources Corp.	293,975
12,400	Royal Dutch Shell plc, (Netherlands), Class B, ADR	862,544
8,100	Seven Generations Energy Ltd., (Canada), Class A (a)	121,939
19,826	Statoil ASA, (Norway)	349,073
5,495	Total S.A., (France)	281,520
23,400	Tullow Oil plc, (United Kingdom)	150,798
5,400	Whiting Petroleum Corp. (a)	178,200

		11,263,428

	Total Energy	11,826,132

	Financials — 3.1%
	Banks — 1.5%
20,541	Australia & New Zealand Banking Group Ltd., (Australia)	534,476
224,967	Bank of America Corp.	4,024,660
635,426	Bank of China Ltd., (China), Class H	356,645
16,000	Bank of Yokohama Ltd. (The), (Japan)	86,901
9,100	BankUnited, Inc.	263,627
12,539	Barclays plc, (United Kingdom), ADR	188,210
17,467	BNP Paribas S.A., (France)	1,031,148
85,743	CaixaBank S.A., (Spain)	449,282
14,347	Commerzbank AG, (Germany) (a)	188,184
9,296	Danske Bank A/S, (Denmark)	251,325
63,772	DBS Group Holdings Ltd., (Singapore)	987,275
27,019	DNB ASA, (Norway)	398,547
1,600	HDFC Bank Ltd., (India), ADR	81,200
22,951	HSBC Holdings plc, (United Kingdom)	216,881
28,244	ING Groep N.V., (Netherlands), CVA (a)	364,903
110,800	Intesa Sanpaolo S.p.A., (Italy)	321,420
1,103,353	Lloyds Banking Group plc, (United Kingdom) (a)	1,297,830
3,400	National Bank of Canada, (Canada)	144,686
16,850	Nordea Bank AB, (Sweden)	195,052
34,031	Royal Bank of Scotland Group plc, (United Kingdom) (a)	207,051
15,947	Standard Chartered plc, (United Kingdom)	238,502
2,700	Sumitomo Mitsui Financial Group, Inc., (Japan)	97,612

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
85,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	325,575
86,726	SunTrust Banks, Inc.	3,633,819
13,764	Svenska Handelsbanken AB, (Sweden), Class A	643,988
12,469	Swedbank AB, (Sweden), Class A	309,368
18,000	United Overseas Bank Ltd., (Singapore)	332,173

		17,170,340

	Capital Markets — 0.5%
19,600	Apollo Global Management LLC, Class A	462,168
3,242	Close Brothers Group plc, (United Kingdom)	74,916
8,234	Credit Suisse Group AG, (Switzerland) (a)	206,848
4,083	Deutsche Bank AG, (Germany)	122,263
15,698	GAM Holding AG, (Switzerland) (a)	282,219
7,500	Invesco Ltd.	296,400
4,260	Julius Baer Group Ltd., (Switzerland) (a)	194,503
6,223	Macquarie Group Ltd., (Australia)	293,457
11,100	Och-Ziff Capital Management Group LLC, Class A	129,648
43,341	T. Rowe Price Group, Inc.	3,721,258
17,268	UBS Group AG, (Switzerland) (a)	296,832

		6,080,512

	Diversified Financial Services — 0.1%
17,027	Challenger Ltd., (Australia)	89,946
1,200	Intercontinental Exchange, Inc.	263,148
4,793	London Stock Exchange Group plc, (United Kingdom)	164,922
4,800	McGraw Hill Financial, Inc.	427,104
16,400	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	77,127

		1,022,247

	Insurance — 0.9%
253,400	AIA Group Ltd., (Hong Kong)	1,397,620
1,609	Allianz SE, (Germany)	266,493
13,000	Assured Guaranty Ltd., (Bermuda)	337,870
27,532	AXA S.A., (France)	634,421
73,286	Direct Line Insurance Group plc, (United Kingdom)	331,516
2,023	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	402,855
27,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	273,390
32,358	Prudential plc, (United Kingdom)	748,100
10,613	QBE Insurance Group Ltd., (Australia)	96,370

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
4,500	RenaissanceRe Holdings Ltd., (Bermuda)	437,490
20,337	Sampo OYJ, (Finland), Class A	952,064
13,300	Sony Financial Holdings, Inc., (Japan)	195,844
44,015	Storebrand ASA, (Norway) (a)	171,937
9,400	Sun Life Financial, Inc., (Canada)	339,170
1,008	Swiss Life Holding AG, (Switzerland) (a)	238,243
11,200	Tokio Marine Holdings, Inc., (Japan)	363,750
23,252	Travelers Cos., Inc. (The)	2,461,224

		9,648,357

	Real Estate Investment Trusts (REITs) — 0.0% (g)
63,402	Scentre Group, (Australia) (a)	179,629
876	Unibail-Rodamco SE, (France)	224,725

		404,354

	Real Estate Management & Development — 0.1%
22,034	Deutsche Wohnen AG, (Germany)	519,776
29,500	Kerry Properties Ltd., (Hong Kong)	106,421
4,000	Mitsui Fudosan Co., Ltd., (Japan)	107,262

		733,459

	Total Financials	35,059,269

	Health Care — 2.0%
	Biotechnology — 0.5%
37,569	Celgene Corp. (a)	4,202,468
3,424	CSL Ltd., (Australia)	240,521
6,065	Genmab A/S, (Denmark) (a)	351,773
9,641	Grifols S.A., (Preference Shares) (Spain), Class B	325,634
2,500	United Therapeutics Corp. (a)	323,725

		5,444,121

	Health Care Equipment & Supplies — 0.2%
23,600	Boston Scientific Corp. (a)	312,700
16,709	Elekta AB, (Sweden), Class B	170,829
2,788	Essilor International S.A., (France)	310,916
8,396	GN Store Nord A/S, (Denmark)	183,435
826	Sonova Holding AG, (Switzerland)	121,348
14,500	Sysmex Corp., (Japan)	643,546

		1,742,774

	Health Care Providers & Services — 0.2%
14,200	DaVita HealthCare Partners, Inc. (a)	1,075,508
15,200	Envision Healthcare Holdings, Inc. (a)	527,288
9,423	Fresenius SE & Co. KGaA, (Germany)	489,940
3,500	Miraca Holdings, Inc., (Japan)	150,566
9,400	Premier, Inc., Class A (a)	315,182

		2,558,484

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 1.1%
27,700	Astellas Pharma, Inc., (Japan)	385,642
8,490	AstraZeneca plc, (United Kingdom)	599,655
14,967	Bayer AG, (Germany)	2,040,129
6,000	Endo International plc, (Ireland) (a)	432,720
14,400	GlaxoSmithKline plc, (United Kingdom), ADR	615,456
2,500	Indivior plc, (United Kingdom) (a)	5,821
30,078	Johnson & Johnson	3,145,257
20,632	Novartis AG, (Switzerland)	1,913,483
27,180	Novo Nordisk A/S, (Denmark), Class B	1,149,708
6,710	Roche Holding AG, (Switzerland)	1,818,022
2,200	Salix Pharmaceuticals Ltd. (a)	252,868
7,500	Takeda Pharmaceutical Co., Ltd., (Japan)	310,484

		12,669,245

	Total Health Care	22,414,624

	Industrials — 2.3%
	Aerospace & Defense — 0.3%
8,400	Hexcel Corp. (a)	348,516
3,100	L-3 Communications Holdings, Inc.	391,251
39,413	Meggitt plc, (United Kingdom)	317,048
4,400	Rockwell Collins, Inc.	371,712
24,620	Rolls-Royce Holdings plc, (United Kingdom) (a)	330,741
7,838	Safran S.A., (France)	483,565
1,050	TransDigm Group, Inc.	206,168
17,091	Zodiac Aerospace, (France)	575,416

		3,024,417

	Air Freight & Logistics — 0.0% (g)
33,783	Toll Holdings Ltd., (Australia)	160,926

	Airlines — 0.0% (g)
6,350	Ryanair Holdings plc, (Ireland), ADR (a)	452,564

	Building Products — 0.1%
15,636	Assa Abloy AB, (Sweden), Class B	825,839
5,000	Fortune Brands Home & Security, Inc.	226,350

		1,052,189

	Commercial Services & Supplies — 0.1%
52,800	AA plc, (United Kingdom) (a)	288,075
359,000	China Everbright International Ltd., (Hong Kong)	530,028
8,500	Copart, Inc. (a)	310,165
2,825	Stericycle, Inc. (a)	370,301

		1,498,569

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.0% (g)
6,367	Bouygues S.A., (France)	229,901

	Electrical Equipment — 0.2%
12,108	ABB Ltd., (Switzerland) (a)	256,183
6,900	AMETEK, Inc.	363,147
6,549	Legrand S.A., (France)	343,548
34,000	Mitsubishi Electric Corp., (Japan)	403,854
4,328	Schneider Electric SE, (France)	315,205
6,600	Sensata Technologies Holding N.V., (Netherlands) (a)	345,906

		2,027,843

	Industrial Conglomerates — 0.2%
4,691	DCC plc, (Ireland)	258,254
45,000	Hutchison Whampoa Ltd., (Hong Kong)	514,420
8,000	Jardine Matheson Holdings Ltd., (Hong Kong)	488,400
11,144	Koninklijke Philips N.V., (Netherlands)	323,020
36,000	Sembcorp Industries Ltd., (Singapore)	120,565
7,033	Siemens AG, (Germany)	789,130

		2,493,789

	Machinery — 0.9%
14,884	Caterpillar, Inc.	1,362,333
6,100	FANUC Corp., (Japan)	1,005,770
5,600	Flowserve Corp.	335,048
72,000	Kawasaki Heavy Industries Ltd., (Japan)	327,423
13,000	Kubota Corp., (Japan)	188,692
2,700	Pall Corp.	273,267
3,700	SMC Corp., (Japan)	970,229
23,623	Stanley Black & Decker, Inc.	2,269,698
8,700	THK Co., Ltd., (Japan)	209,077
5,200	WABCO Holdings, Inc. (a)	544,856
61,137	Xylem, Inc.	2,327,486

		9,813,879

	Marine — 0.0% (g)
145	AP Moeller—Maersk A/S, (Denmark), Class B	288,398
8,000	Nippon Yusen KK, (Japan)	22,596

		310,994

	Professional Services — 0.3%
3,910	DKSH Holding AG, (Switzerland)	297,665
6,800	Equifax, Inc.	549,916
2,300	IHS, Inc., Class A (a)	261,924
19,300	Nielsen N.V.	863,289
4,100	Recruit Holdings Co., Ltd., (Japan) (a)	117,749

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
2,900	Towers Watson & Co., Class A	328,193
6,300	Verisk Analytics, Inc., Class A (a)	403,515

		2,822,251

	Road & Rail — 0.1%
6,400	Avis Budget Group, Inc. (a)	424,512
2,600	Central Japan Railway Co., (Japan)	389,678
4,200	Genesee & Wyoming, Inc., Class A (a)	377,664
4,100	J.B. Hunt Transport Services, Inc.	345,425

		1,537,279

	Trading Companies & Distributors — 0.1%
39,300	Marubeni Corp., (Japan)	235,147
18,000	Mitsubishi Corp., (Japan)	329,402
6,800	Mitsui & Co., Ltd., (Japan)	91,073
21,100	Sumitomo Corp., (Japan)	216,712

		872,334

	Total Industrials	26,296,935

	Information Technology — 2.0%
	Communications Equipment — 0.2%
36,454	Alcatel-Lucent, (France) (a)	130,404
64,868	Juniper Networks, Inc.	1,447,854

		1,578,258

	Electronic Equipment, Instruments & Components — 0.3%
25,400	Hamamatsu Photonics KK, (Japan)	1,209,117
53,000	Hitachi Ltd., (Japan)	391,181
2,480	Keyence Corp., (Japan)	1,105,075
6,600	Keysight Technologies, Inc. (a)	222,882
4,500	Murata Manufacturing Co., Ltd., (Japan)	491,044

		3,419,299

	Internet Software & Services — 0.4%
2,903	Alibaba Group Holding Ltd., (China), ADR (a)	301,738
1,400	Baidu, Inc., (China), ADR (a)	319,158
1,450	CoStar Group, Inc. (a)	266,263
37,385	Facebook, Inc., Class A (a)	2,916,778
9,400	Kakaku.com, Inc., (Japan)	134,483
158	NAVER Corp., (South Korea) (a)	101,189
10,900	Tencent Holdings Ltd., (China)	157,711

		4,197,320

	IT Services — 0.6%
4,000	Alliance Data Systems Corp. (a)	1,144,200
10,500	Amdocs Ltd.	489,878
62,846	Cognizant Technology Solutions Corp., Class A (a)	3,309,470

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
9,000	Gartner, Inc. (a)	757,890
4,300	Global Payments, Inc.	347,139
2,800	Infosys Ltd., (India), ADR	88,088
8,700	NeuStar, Inc., Class A (a)	241,860
10,500	Vantiv, Inc., Class A (a)	356,160

		6,734,685

	Semiconductors & Semiconductor Equipment — 0.2%
11,515	ASML Holding N.V., (Netherlands)	1,244,167
3,500	Avago Technologies Ltd., (Singapore)	352,065
5,500	NXP Semiconductors N.V., (Netherlands) (a)	420,200
102,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	449,358
7,300	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	163,374
1,500	Tokyo Electron Ltd., (Japan)	113,745

		2,742,909

	Software — 0.2%
3,700	CommVault Systems, Inc. (a)	191,253
10,129	Gemalto N.V., (Netherlands)	826,652
2,100	Oracle Corp., (Japan)	85,567
9,400	Qlik Technologies, Inc. (a)	290,366
3,755	SAP SE, (Germany)	262,206
5,000	SolarWinds, Inc. (a)	249,150
6,600	Solera Holdings, Inc.	337,788
16,700	Trend Micro, Inc., (Japan)	461,475

		2,704,457

	Technology Hardware, Storage & Peripherals — 0.1%
4,700	Canon, Inc., (Japan)	149,384
157	Samsung Electronics Co., Ltd., (South Korea)	188,752
1,251	Samsung Electronics Co., Ltd., (South Korea), GDR	591,270
9,700	Wacom Co., Ltd., (Japan)	37,452

		966,858

	Total Information Technology	22,343,786

	Materials — 0.7%
	Chemicals — 0.4%
2,010	Air Liquide S.A., (France)	248,717
2,350	Airgas, Inc.	270,673
41,000	Asahi Kasei Corp., (Japan)	374,020
3,605	BASF SE, (Germany)	302,391
7,051	CF Industries Holdings, Inc.	1,921,680
4,200	Ecolab, Inc.	438,984

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
6,968	Koninklijke DSM N.V., (Netherlands)	424,999
13,000	Tosoh Corp., (Japan)	62,515
4,846	Umicore S.A., (Belgium)	195,004

		4,238,983

	Containers & Packaging — 0.2%
37,156	Amcor Ltd., (Australia)	408,803
83,939	Owens-Illinois, Inc. (a)	2,265,514

		2,674,317

	Metals & Mining — 0.1%
9,766	Acerinox S.A., (Spain)	147,337
3,200	Agnico-Eagle Mines Ltd., (Canada)	79,656
7,047	Antofagasta plc, (United Kingdom)	82,111
15,119	BHP Billiton Ltd., (Australia)	357,453
14,451	BHP Billiton plc, (Australia)	309,704
11,446	First Quantum Minerals Ltd., (Canada)	162,656
3,900	Reliance Steel & Aluminum Co.	238,953
4,025	Rio Tinto Ltd., (United Kingdom)	188,696

		1,566,566

	Total Materials	8,479,866

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.1%
9,700	Nippon Telegraph & Telephone Corp., (Japan)	495,502
80,000	Singapore Telecommunications Ltd., (Singapore)	234,824
446	Swisscom AG, (Switzerland)	234,033
35,886	Telefonica Deutschland Holding AG, (Germany) (a)	190,190
19,934	Telefonica S.A., (Spain)	286,203
25,390	Telstra Corp., Ltd., (Australia)	123,264

		1,564,016

	Wireless Telecommunication Services — 0.3%
9,600	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	212,928
10,900	SBA Communications Corp., Class A (a)	1,207,284
13,200	SoftBank Corp., (Japan)	785,707
137,000	Vodafone Group plc, (United Kingdom)	469,722
12,881	Vodafone Group plc, (United Kingdom), ADR	440,144

		3,115,785

	Total Telecommunication Services	4,679,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
17,009	SSE plc, (United Kingdom)	429,768

	Multi-Utilities — 0.2%
14,222	E.ON SE, (Germany)	243,078
14,780	GDF Suez, (France)	344,655
78,214	National Grid plc, (United Kingdom)	1,109,801

		1,697,534

	Total Utilities	2,127,302

	Total Common Stocks (Cost $155,567,122)	180,708,657

Exchange Traded Funds — 13.7%
	International Equity — 1.7%
1,754,700	iShares MSCI Japan ETF	19,722,828

	U.S. Equity — 12.0%
293,900	Energy Select Sector SPDR Fund	23,265,124
176,000	iShares Core S&P Mid Cap ETF	25,484,800
430,700	SPDR S&P 500 ETF Trust	88,508,850

	Total U.S. Equity	137,258,774

	Total Exchange Traded Funds (Cost $143,088,790)	156,981,602

Exchange Traded Note — 1.6%
	Alternative Assets — 1.6%
617,037	iPath Dow Jones-UBS Commodity Index Total Return, (a)(s) (Cost $23,599,997)	18,455,577

Alternative Investment — 3.4%
	Alternative Investment Fund — 3.4%
319,532	Marshall Wace UCITS Fund plc—MW Developed Europe TOPS Fund, Class F Shares (Ireland) (a) (Cost $36,000,000)	38,554,710

Investment Companies — 52.2%
	Alternative Assets — 3.3%
4,059,030	John Hancock Funds II—Absolute Return Currency Fund, Class R6 Shares	37,140,128

	Fixed Income — 24.8%
8,796,500	JPMorgan Core Bond Fund, Class R6 Shares (b)	103,446,841
14,517,149	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	120,637,510
7,842,958	JPMorgan High Yield Fund, Class R6 Shares (b)	59,528,052

	Total Fixed Income	283,612,403

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — continued
	International Equity — 13.7%
681,891	Invesco Asia Pacific Growth Fund, Class Y Shares	21,390,929
2,880,253	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	52,737,434
1,362,568	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	32,701,644
850,277	Matthews Pacific Tiger Fund, Institutional Class Shares	22,583,365
1,187,447	Oakmark International Fund, Class I Shares	27,715,013

	Total International Equity	157,128,385

	Money Market — 3.4%
39,313,885	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (s)	39,313,885

	U.S. Equity — 7.0%
2,730,193	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	80,567,987

	Total Investment Companies (Cost $577,447,388)	597,762,788

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,909	Volkswagen AG, (Preference Shares), (Germany)	646,541

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
1,683,090	Rolls-Royce Holdings plc, (United Kingdom) (a)	2,623

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
212,423	Telecom Italia S.p.A., (Italy)	177,595

	Total Preferred Stocks (Cost $824,014)	826,759

PRINCIPAL AMOUNT($)
Structured Notes — 13.6%
	Alternative Assets — 1.0%
13,700,000	Societe Generale S.A., Single Commodity Return Non-Principal Protected Notes, Series 2014-160, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/15 (a) (s)	10,853,655

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 1.1%
12,000,000	Goldman Sachs Group, Inc., Autocallable Currency-Linked Notes, Linked to the Performance of the Indonesian Rupiah/U.S. Dollar Exchange Rate, maximum return of 24.5%, 11/03/15 (a)	12,212,386

	International Equity — 8.3%
13,000,000	Barclays Bank plc, Delta-One Notes, Linked to the Performance of the DAX Index, 01/15/15 (a)	13,169,870
19,000,000	Goldman Sachs Group, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 02/24/15 (a)	19,022,120
7,500,000	Goldman Sachs Group, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 02/24/15 (a)	7,435,809
13,000,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the DAX Index, 01/21/15 (a)	13,169,870
7,000,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 01/26/15 (a)	7,017,006
19,500,000	Morgan Stanley, Participation Notes, Linked to the Performance of the TOPIX Index, 03/24/15 (a)	19,321,276
14,300,000	Morgan Stanley, Participation Notes, Linked to the Performance of the TOPIX Index, 01/26/15 (a)	15,881,225

	Total International Equity	95,017,176

	U.S. Equity — 3.2%
22,400,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the KBW Bank Index, 01/30/15 (a)	23,394,801
13,000,000	Morgan Stanley, Participation Notes, Linked to the Performance of the KBW Bank Index, 01/30/15 (a)	13,642,949

	Total U.S. Equity	37,037,750

	Total Structured Notes (Cost $154,400,000)	155,120,967

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Textiles, Apparel & Luxury Goods — 0.0% (g)
599	LVMH Moet Hennessy Louis Vuitton S.A., (France), expiring 12/17/15 (a) (Cost $—)	10,423

	Total Investments — 100.4% (Cost $1,090,927,311)	1,148,421,483
	Liabilities in Excess of Other Assets — (0.4)%	(4,542,818)

	NET ASSETS — 100.0%	$1,143,878,665

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	86.7%
Ireland	3.5
United Kingdom	2.5
France	1.7
Japan	1.5
Others (each less than 1.0%)	4.1

*	Percentages indicated are based on total investments as of December 31, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 19.9%
	Consumer Discretionary — 3.4%
	Auto Components — 0.2%
7,600	Aisin Seiki Co., Ltd., (Japan)	273,056
1,318	Autoliv, Inc., (Sweden), SDR	140,638
9,800	BorgWarner, Inc.	538,510
7,700	Denso Corp., (Japan)	358,880
8,616	ElringKlinger AG, (Germany)	297,903
58,486	GKN plc, (United Kingdom)	311,306
3,000	Koito Manufacturing Co., Ltd., (Japan)	91,775
14,500	Sumitomo Rubber Industries Ltd., (Japan)	215,558

		2,227,626

	Automobiles — 0.3%
6,074	Bayerische Motoren Werke AG, (Germany)	655,496
4,577	Daimler AG, (Germany)	380,138
9,500	Honda Motor Co., Ltd., (Japan)	278,714
15,000	Mitsubishi Motors Corp., (Japan)	137,032
49,100	Nissan Motor Co., Ltd., (Japan)	428,239
10,200	Suzuki Motor Corp., (Japan)	305,667
9,900	Toyota Motor Corp., (Japan)	616,942

		2,802,228

	Distributors — 0.1%
6,900	Pool Corp.	437,736

	Hotels, Restaurants & Leisure — 0.1%
25,768	Compass Group plc, (United Kingdom)	440,450
4,600	Wyndham Worldwide Corp.	394,496
106,800	Wynn Macau Ltd., (China)	297,956

		1,132,902

	Household Durables — 0.1%
3,357	Electrolux AB, (Sweden), Series B	98,089
14,800	Panasonic Corp., (Japan)	174,321
16,672	Persimmon plc, (United Kingdom) (a)	407,195
6,500	Sony Corp., (Japan)	132,660
6,700	Tempur Sealy International, Inc. (a)	367,897

		1,180,162

	Internet & Catalog Retail — 0.1%
118,400	Home Retail Group plc, (United Kingdom)	381,573

	Leisure Products — 0.0% (g)
1,875	Polaris Industries, Inc.	283,575

	Media — 0.9%
2,875	Charter Communications, Inc., Class A (a)	479,033
3,000	CyberAgent, Inc., (Japan)	112,471
6,600	Discovery Communications, Inc., Class C (a)	222,552
9,814	Eutelsat Communications S.A., (France)	317,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
14,768	Informa plc, (United Kingdom)	107,855
21,839	Liberty Global plc, (United Kingdom), Class A (a)	1,096,427
1,698	Liberty Global plc, (United Kingdom), Series C (a)	82,030
13,900	Markit Ltd., (United Kingdom) (a)	367,377
32,978	SES S.A., (Luxembourg), FDR	1,185,778
20,799	Sky plc, (United Kingdom)	290,278
41,542	Walt Disney Co. (The)	3,912,841
34,878	WPP plc, (United Kingdom)	725,172

		8,899,195

	Multiline Retail — 0.4%
4,900	Lojas Renner S.A., (Brazil)	140,961
35,928	Marks & Spencer Group plc, (United Kingdom)	266,025
47,082	Target Corp.	3,573,995

		3,980,981

	Specialty Retail — 0.7%
36,685	Home Depot, Inc. (The)	3,850,824
3,845	Inditex S.A., (Spain)	109,680
58,387	Kingfisher plc, (United Kingdom)	308,642
3,250	O’Reilly Automotive, Inc. (a)	626,015
4,650	Ross Stores, Inc.	438,309
14,300	Sally Beauty Holdings, Inc. (a)	439,582
2,700	Tiffany & Co.	288,522
5,400	Tractor Supply Co.	425,628
5,700	Williams-Sonoma, Inc.	431,376
16,054	World Duty Free SpA, (Italy) (a)	154,135

		7,072,713

	Textiles, Apparel & Luxury Goods — 0.5%
755,000	China Hongxing Sports Ltd., (China) (a) (i)	—	(h)
11,578	Cie Financiere Richemont S.A., (Switzerland)	1,026,490
3,800	Hanesbrands, Inc.	424,156
1,937	Kering, (France)	372,234
700	LVMH Moet Hennessy Louis Vuitton S.A., (France)	110,881
40,840	Michael Kors Holdings Ltd., (Hong Kong) (a)	3,067,085
10,623	Moncler SpA, (Italy)	141,941
54,600	Samsonite International S.A.	161,804
269	Swatch Group AG (The), (Switzerland)	23,269

		5,327,860

	Total Consumer Discretionary	33,726,551

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Staples — 1.9%
	Beverages — 0.2%
3,000	Brown-Forman Corp., Class B	263,520
10,900	Diageo plc, (United Kingdom)	312,253
16,000	Kirin Holdings Co., Ltd., (Japan)	198,814
11,099	Pernod-Ricard S.A., (France)	1,233,517

		2,008,104

	Food & Staples Retailing — 0.4%
23,045	Costco Wholesale Corp.	3,266,629
7,300	FamilyMart Co., Ltd., (Japan)	274,946
81,223	Tesco plc, (United Kingdom)	236,822

		3,778,397

	Food Products — 0.5%
18,000	Ajinomoto Co., Inc., (Japan)	335,104
10,527	Danone S.A., (France)	688,235
3,100	Hershey Co. (The)	322,183
22,545	Nestle S.A., (Switzerland)	1,643,553
29,428	Unilever plc, (United Kingdom)	1,195,606
8,800	WhiteWave Foods Co. (The) (a)	307,912
79,000	Wilmar International Ltd., (Singapore)	192,494

		4,685,087

	Household Products — 0.7%
4,800	Church & Dwight Co., Inc.	378,288
30,062	Kimberly-Clark Corp.	3,473,364
34,610	Procter & Gamble Co. (The)	3,152,625
2,600	Reckitt Benckiser Group plc, (United Kingdom)	210,584

		7,214,861

	Personal Products — 0.1%
7,732	L’Oreal S.A., (France)	1,294,119

		1,294,119

	Tobacco — 0.0% (g)
6,104	Imperial Tobacco Group plc, (United Kingdom)	268,695

	Total Consumer Staples	19,249,263

	Energy — 1.3%
	Energy Equipment & Services — 0.0% (g)
4,800	Cameron International Corp. (a)	239,760
68,000	China Oilfield Services Ltd., (China), Class H	117,413
3,700	Oceaneering International, Inc.	217,597
3,534	WorleyParsons Ltd., (Australia)	28,948

		603,718

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.3%
94,830	Beach Energy Ltd., (Australia)	80,412
5,430	Cenovus Energy, Inc., (Canada)	112,031
48,990	ConocoPhillips	3,383,249
7,800	Enbridge, Inc., (Canada)	401,078
15,210	Eni S.p.A., (Italy)	266,426
22,300	EP Energy Corp., Class A (a)	232,812
36,028	Hess Corp.	2,659,587
47,773	Phillips 66	3,425,324
5,900	Range Resources Corp.	315,355
13,000	Royal Dutch Shell plc, (Netherlands), Class B, ADR	904,280
8,400	Seven Generations Energy Ltd., (Canada), Class A (a)	126,455
20,670	Statoil ASA, (Norway)	363,933
5,840	Total S.A., (France)	299,195
24,800	Tullow Oil plc, (United Kingdom)	159,820
5,800	Whiting Petroleum Corp. (a)	191,400

		12,921,357

	Total Energy	13,525,075

	Financials — 3.8%
	Banks — 1.9%
21,417	Australia & New Zealand Banking Group Ltd., (Australia)	557,270
266,768	Bank of America Corp.	4,772,480
675,416	Bank of China Ltd., (China), Class H	379,090
16,000	Bank of Yokohama Ltd. (The), (Japan)	86,901
9,800	BankUnited, Inc.	283,906
12,946	Barclays plc, (United Kingdom), ADR	194,320
18,355	BNP Paribas S.A., (France)	1,083,571
85,075	CaixaBank S.A., (Spain)	445,781
15,481	Commerzbank AG, (Germany) (a)	203,058
9,682	Danske Bank A/S, (Denmark)	261,761
61,372	DBS Group Holdings Ltd., (Singapore)	950,120
28,273	DNB ASA, (Norway)	417,044
2,600	HDFC Bank Ltd., (India), ADR	131,950
25,752	HSBC Holdings plc, (United Kingdom)	243,350
29,312	ING Groep N.V., (Netherlands), CVA (a)	378,701
115,661	Intesa Sanpaolo S.p.A., (Italy)	335,521
1,180,576	Lloyds Banking Group plc, (United Kingdom) (a)	1,388,664
3,500	National Bank of Canada, (Canada)	148,941
16,907	Nordea Bank AB, (Sweden)	195,712
35,980	Royal Bank of Scotland Group plc, (United Kingdom) (a)	218,909
16,631	Standard Chartered plc, (United Kingdom)	248,732

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
2,900	Sumitomo Mitsui Financial Group, Inc., (Japan)	104,843
88,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	337,065
102,840	SunTrust Banks, Inc.	4,308,996
14,324	Svenska Handelsbanken AB, (Sweden), Class A	670,190
11,967	Swedbank AB, (Sweden), Class A	296,912
19,000	United Overseas Bank Ltd., (Singapore)	350,627

		18,994,415

	Capital Markets — 0.7%
21,100	Apollo Global Management LLC, Class A	497,538
2,827	Close Brothers Group plc, (United Kingdom)	65,327
8,690	Credit Suisse Group AG, (Switzerland) (a)	218,304
3,897	Deutsche Bank AG, (Germany)	116,693
16,926	GAM Holding AG, (Switzerland) (a)	304,295
8,000	Invesco Ltd.	316,160
4,525	Julius Baer Group Ltd., (Switzerland) (a)	206,602
6,356	Macquarie Group Ltd., (Australia)	299,729
11,900	Och-Ziff Capital Management Group LLC, Class A	138,992
51,394	T. Rowe Price Group, Inc.	4,412,689
17,399	UBS Group AG, (Switzerland) (a)	299,084

		6,875,413

	Diversified Financial Services — 0.1%
18,435	Challenger Ltd., (Australia)	97,383
1,200	Intercontinental Exchange, Inc.	263,148
4,464	London Stock Exchange Group plc, (United Kingdom)	153,602
5,200	McGraw Hill Financial, Inc.	462,696
15,500	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	72,894

		1,049,723

	Insurance — 1.0%
268,800	AIA Group Ltd., (Hong Kong)	1,482,558
1,608	Allianz SE, (Germany)	266,327
14,000	Assured Guaranty Ltd., (Bermuda)	363,860
28,870	AXA S.A., (France)	665,252
76,991	Direct Line Insurance Group plc, (United Kingdom)	348,276
2,158	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	429,739
27,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	273,390

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
34,236	Prudential plc, (United Kingdom)	791,518
10,182	QBE Insurance Group Ltd., (Australia)	92,456
4,800	RenaissanceRe Holdings Ltd., (Bermuda)	466,656
21,602	Sampo OYJ, (Finland), Class A	1,011,285
14,000	Sony Financial Holdings, Inc., (Japan)	206,152
46,403	Storebrand ASA, (Norway) (a)	181,265
10,100	Sun Life Financial, Inc., (Canada)	364,428
1,063	Swiss Life Holding AG, (Switzerland) (a)	251,242
10,800	Tokio Marine Holdings, Inc., (Japan)	350,759
27,576	Travelers Cos., Inc. (The)	2,918,919

		10,464,082

	Real Estate Investment Trusts (REITs) — 0.0% (g)
68,456	Scentre Group, (Australia) (a)	193,948
912	Unibail-Rodamco SE, (France)	233,960

		427,908

	Real Estate Management & Development — 0.1%
23,751	Deutsche Wohnen AG, (Germany)	560,280
32,000	Kerry Properties Ltd., (Hong Kong)	115,440
4,000	Mitsui Fudosan Co., Ltd., (Japan)	107,262

		782,982

	Total Financials	38,594,523

	Health Care — 2.5%
	Biotechnology — 0.6%
44,550	Celgene Corp. (a)	4,983,363
3,612	CSL Ltd., (Australia)	253,727
6,200	Genmab A/S, (Denmark) (a)	359,603
10,239	Grifols S.A., (Preference Shares) (Spain), Class B	345,832
2,700	United Therapeutics Corp. (a)	349,623

		6,292,148

	Health Care Equipment & Supplies — 0.2%
25,400	Boston Scientific Corp. (a)	336,550
16,427	Elekta AB, (Sweden), Class B	167,946
2,850	Essilor International S.A., (France)	317,830
8,757	GN Store Nord A/S, (Denmark)	191,321
862	Sonova Holding AG, (Switzerland)	126,637
15,400	Sysmex Corp., (Japan)	683,491

		1,823,775

	Health Care Providers & Services — 0.3%
15,200	DaVita HealthCare Partners, Inc. (a)	1,151,248
16,400	Envision Healthcare Holdings, Inc. (a)	568,916
9,611	Fresenius SE & Co. KGaA, (Germany)	499,715
3,800	Miraca Holdings, Inc., (Japan)	163,472

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
10,100	Premier, Inc., Class A (a)	338,653

		2,722,004

	Pharmaceuticals — 1.4%
29,400	Astellas Pharma, Inc., (Japan)	409,310
9,015	AstraZeneca plc, (United Kingdom)	636,736
15,544	Bayer AG, (Germany)	2,118,779
6,400	Endo International plc, (Ireland) (a)	461,568
15,000	GlaxoSmithKline plc, (United Kingdom), ADR	641,100
2,600	Indivior plc, (United Kingdom) (a)	6,054
35,672	Johnson & Johnson	3,730,221
21,693	Novartis AG, (Switzerland)	2,011,884
28,865	Novo Nordisk A/S, (Denmark), Class B	1,220,983
7,100	Roche Holding AG, (Switzerland)	1,923,690
2,400	Salix Pharmaceuticals Ltd. (a)	275,856
7,600	Takeda Pharmaceutical Co., Ltd., (Japan)	314,623

		13,750,804

	Total Health Care	24,588,731

	Industrials — 2.9%
	Aerospace & Defense — 0.3%
9,000	Hexcel Corp. (a)	373,410
3,300	L-3 Communications Holdings, Inc.	416,493
40,270	Meggitt plc, (United Kingdom)	323,942
4,800	Rockwell Collins, Inc.	405,504
25,662	Rolls-Royce Holdings plc, (United Kingdom) (a)	344,739
7,785	Safran S.A., (France)	480,295
1,100	TransDigm Group, Inc.	215,985
18,149	Zodiac Aerospace, (France)	611,037

		3,171,405

	Air Freight & Logistics — 0.0% (g)
33,238	Toll Holdings Ltd., (Australia)	158,330

	Airlines — 0.1%
6,800	Ryanair Holdings plc, (Ireland), ADR (a)	484,636

	Building Products — 0.1%
17,151	Assa Abloy AB, (Sweden), Class B	905,856
5,400	Fortune Brands Home & Security, Inc.	244,458

		1,150,314

	Commercial Services & Supplies — 0.2%
56,100	AA plc, (United Kingdom) (a)	306,080
371,000	China Everbright International Ltd., (Hong Kong)	547,744
9,200	Copart, Inc. (a)	335,708

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
3,025	Stericycle, Inc. (a)	396,517

		1,586,049

	Construction & Engineering — 0.0% (g)
6,634	Bouygues S.A., (France)	239,542

	Electrical Equipment — 0.2%
13,197	ABB Ltd., (Switzerland) (a)	279,224
7,400	AMETEK, Inc.	389,462
6,961	Legrand S.A., (France)	365,161
36,000	Mitsubishi Electric Corp., (Japan)	427,610
4,491	Schneider Electric SE, (France)	327,076
7,000	Sensata Technologies Holding N.V., (Netherlands) (a)	366,870

		2,155,403

	Industrial Conglomerates — 0.3%
4,941	DCC plc, (Ireland)	272,017
47,000	Hutchison Whampoa Ltd., (Hong Kong)	537,283
8,800	Jardine Matheson Holdings Ltd., (Hong Kong)	537,240
11,637	Koninklijke Philips N.V., (Netherlands)	337,310
39,000	Sembcorp Industries Ltd., (Singapore)	130,612
7,534	Siemens AG, (Germany)	845,344

		2,659,806

	Machinery — 1.1%
17,649	Caterpillar, Inc.	1,615,413
6,500	FANUC Corp., (Japan)	1,071,722
6,100	Flowserve Corp.	364,963
77,000	Kawasaki Heavy Industries Ltd., (Japan)	350,161
10,000	Kubota Corp., (Japan)	145,148
2,900	Pall Corp.	293,509
3,900	SMC Corp., (Japan)	1,022,674
28,023	Stanley Black & Decker, Inc.	2,692,450
8,800	THK Co., Ltd., (Japan)	211,481
5,600	WABCO Holdings, Inc. (a)	586,768
72,508	Xylem, Inc.	2,760,379

		11,114,668

	Marine — 0.0% (g)
152	AP Moeller—Maersk A/S, (Denmark), Class B	302,321
5,000	Nippon Yusen KK, (Japan)	14,122

		316,443

	Professional Services — 0.3%
3,776	DKSH Holding AG, (Switzerland)	287,464
7,300	Equifax, Inc.	590,351

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Professional Services — continued
2,500	IHS, Inc., Class A (a)	284,700
20,700	Nielsen N.V.	925,911
5,100	Recruit Holdings Co., Ltd., (Japan) (a)	146,468
3,100	Towers Watson & Co., Class A	350,827
6,800	Verisk Analytics, Inc., Class A (a)	435,540

		3,021,261

	Road & Rail — 0.2%
6,900	Avis Budget Group, Inc. (a)	457,677
2,800	Central Japan Railway Co., (Japan)	419,654
4,600	Genesee & Wyoming, Inc., Class A (a)	413,632
4,500	J.B. Hunt Transport Services, Inc.	379,125

		1,670,088

	Trading Companies & Distributors — 0.1%
41,700	Marubeni Corp., (Japan)	249,507
19,000	Mitsubishi Corp., (Japan)	347,703
7,100	Mitsui & Co., Ltd., (Japan)	95,091
22,000	Sumitomo Corp., (Japan)	225,955

		918,256

	Total Industrials	28,646,201

	Information Technology — 2.5%
	Communications Equipment — 0.2%
38,916	Alcatel-Lucent, (France) (a)	139,211
76,939	Juniper Networks, Inc.	1,717,279

		1,856,490

	Electronic Equipment, Instruments & Components — 0.4%
27,000	Hamamatsu Photonics KK, (Japan)	1,285,281
56,000	Hitachi Ltd., (Japan)	413,323
2,640	Keyence Corp., (Japan)	1,176,370
7,100	Keysight Technologies, Inc. (a)	239,767
4,700	Murata Manufacturing Co., Ltd., (Japan)	512,869

		3,627,610

	Internet Software & Services — 0.5%
3,055	Alibaba Group Holding Ltd., (China), ADR (a)	317,537
1,450	Baidu, Inc., (China), ADR (a)	330,557
1,550	CoStar Group, Inc. (a)	284,626
44,332	Facebook, Inc., Class A (a)	3,458,783
10,000	Kakaku.com, Inc., (Japan)	143,067
189	NAVER Corp., (South Korea) (a)	121,042
10,800	Tencent Holdings Ltd., (China)	156,264

		4,811,876

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.7%
4,300	Alliance Data Systems Corp. (a)	1,230,015
11,300	Amdocs Ltd.	527,202
74,523	Cognizant Technology Solutions Corp., Class A (a)	3,924,381
9,700	Gartner, Inc. (a)	816,837
4,600	Global Payments, Inc.	371,358
3,000	Infosys Ltd., (India), ADR	94,380
9,300	NeuStar, Inc., Class A (a)	258,540
11,300	Vantiv, Inc., Class A (a)	383,296

		7,606,009

	Semiconductors & Semiconductor Equipment — 0.3%
12,216	ASML Holding N.V., (Netherlands)	1,319,908
3,700	Avago Technologies Ltd., (Singapore)	372,183
5,900	NXP Semiconductors N.V., (Netherlands) (a)	450,760
109,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	480,197
7,700	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	172,326
1,600	Tokyo Electron Ltd., (Japan)	121,328

		2,916,702

	Software — 0.3%
3,900	CommVault Systems, Inc. (a)	201,591
10,756	Gemalto N.V., (Netherlands)	877,824
2,300	Oracle Corp., (Japan)	93,716
10,100	Qlik Technologies, Inc. (a)	311,989
3,985	SAP SE, (Germany)	278,266
5,400	SolarWinds, Inc. (a)	269,082
7,100	Solera Holdings, Inc.	363,378
17,700	Trend Micro, Inc., (Japan)	489,108

		2,884,954

	Technology Hardware, Storage & Peripherals — 0.1%
5,000	Canon, Inc., (Japan)	158,919
166	Samsung Electronics Co., Ltd., (South Korea)	199,573
1,407	Samsung Electronics Co., Ltd., (South Korea), ADR	665,001
10,000	Wacom Co., Ltd., (Japan)	38,610

		1,062,103

	Total Information Technology	24,765,744

	Materials — 0.9%
	Chemicals — 0.5%
2,414	Air Liquide S.A., (France)	298,708
2,550	Airgas, Inc.	293,709

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
40,000	Asahi Kasei Corp., (Japan)	364,897
3,485	BASF SE, (Germany)	292,325
8,361	CF Industries Holdings, Inc.	2,278,707
4,500	Ecolab, Inc.	470,340
7,400	Koninklijke DSM N.V., (Netherlands)	451,348
11,000	Tosoh Corp., (Japan)	52,897
5,114	Umicore S.A., (Belgium)	205,789

		4,708,720

	Containers & Packaging — 0.3%
36,437	Amcor Ltd., (Australia)	400,892
99,537	Owens-Illinois, Inc. (a)	2,686,504

		3,087,396

	Metals & Mining — 0.1%
10,170	Acerinox S.A., (Spain)	153,433
2,600	Agnico-Eagle Mines Ltd., (Canada)	64,720
6,781	Antofagasta plc, (United Kingdom)	79,012
15,875	BHP Billiton Ltd., (Australia)	375,327
15,055	BHP Billiton plc, (Australia)	322,649
12,140	First Quantum Minerals Ltd., (Canada)	172,518
4,200	Reliance Steel & Aluminum Co.	257,334
4,247	Rio Tinto Ltd., (United Kingdom)	199,103

		1,624,096

	Total Materials	9,420,212

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.2%
10,100	Nippon Telegraph & Telephone Corp., (Japan)	515,935
96,000	Singapore Telecommunications Ltd., (Singapore)	281,789
490	Swisscom AG, (Switzerland)	257,121
37,450	Telefonica Deutschland Holding AG, (Germany) (a)	198,479
20,961	Telefonica S.A., (Spain)	300,948
24,299	Telstra Corp., Ltd., (Australia)	117,968

		1,672,240

	Wireless Telecommunication Services — 0.3%
9,900	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	219,582
11,750	SBA Communications Corp., Class A (a)	1,301,430
13,700	SoftBank Corp., (Japan)	815,469
137,900	Vodafone Group plc, (United Kingdom)	472,808
13,200	Vodafone Group plc, (United Kingdom), ADR	451,044

		3,260,333

	Total Telecommunication Services	4,932,573

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
18,091	SSE plc, (United Kingdom)	457,107

	Multi-Utilities — 0.2%
14,989	E.ON SE, (Germany)	256,187
15,413	GDF Suez, (France)	359,416
82,584	National Grid plc, (United Kingdom)	1,171,808

		1,787,411

	Total Utilities	2,244,518

	Total Common Stocks (Cost $172,321,139)	199,693,391

Exchange Traded Funds — 19.7%
	International Equity — 4.2%
2,613,000	iShares MSCI Japan ETF	29,370,120
235,000	Vanguard FTSE Europe ETF	12,316,350

	Total International Equity	41,686,470

	U.S. Equity — 15.5%
355,100	Energy Select Sector SPDR Fund	28,109,716
259,400	iShares Core S&P Mid Cap ETF	37,561,120
437,800	SPDR S&P 500 ETF Trust	89,967,900

	Total U.S. Equity	155,638,736

	Total Exchange Traded Funds (Cost $181,750,404)	197,325,206

Exchange Traded Note — 1.5%
	Alternative Assets — 1.5%
504,878	iPath Dow Jones-UBS Commodity Index Total Return (a)(s) (Cost $19,300,003)	15,100,901

Alternative Investment — 3.2%
	Alternative Investment Fund — 3.2%
266,277	Marshall Wace UCITS Fund plc—MW Developed Europe TOPS Fund, Class F Shares (Ireland) (a) (Cost $30,000,000)	32,128,925

Investment Companies — 42.7%
	Alternative Assets — 3.3%
3,612,127	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	33,050,964

	Fixed Income — 7.2%
3,029,380	JPMorgan Core Bond Fund, Class R6 Shares (b)	35,625,510
4,371,575	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	36,327,791

	Total Fixed Income	71,953,301

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — continued
	International Equity — 17.8%
739,788	Invesco Asia Pacific Growth Fund, Class Y Shares	23,207,140
3,361,447	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	61,548,087
2,217,488	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	53,219,721
923,812	Matthews Pacific Tiger Fund , Institutional Class Shares	24,536,456
678,541	Oakmark International Fund, Class I Shares	15,837,150

	Total International Equity	178,348,554

	Money Market — 5.2%
51,704,590	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (s)	51,704,590

	U.S. Equity — 9.2%
3,148,264	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	92,905,276

	Total Investment Companies (Cost $403,579,531)	427,962,685

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
3,034	Volkswagen AG, (Preference Shares), (Germany)	674,323

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
1,757,700	Rolls-Royce Holdings plc, (United Kingdom) (a)	2,739

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
221,684	Telecom Italia S.p.A., (Italy)	185,338

	Total Preferred Stocks (Cost $849,940)	862,400

PRINCIPAL AMOUNT($)
Structured Notes — 13.3%
	Alternative Assets — 1.0%
13,000,000	Societe Generale S.A., Single Commodity Return Non-Principal Proctected Notes, Series 2014-160, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/15 (a)(s)	10,299,089

	International Equity — 8.5%
15,000,000	Barclays Bank plc, Delta-One Notes, Linked to the Performance of the DAX Index, 01/15/15 (a)	15,196,003

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
15,000,000	Goldman Sachs Group, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 02/24/15 (a)	15,017,463
12,000,000	Goldman Sachs Group, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 02/24/15 (a)	11,897,295
15,000,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the DAX Index, 01/21/15 (a)	15,196,004
15,000,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the TOPIX Index, 01/26/15 (a)	15,036,441
4,242,400	HSBC USA, Inc., Participation Notes, Linked to the Performance of the Dollar Adjusted MSCI Europe 01/13/15 (a)	—
13,000,000	Morgan Stanley, Participation Notes, Linked to the Performance of the TOPIX Index, 03/24/15 (a)	12,880,851

	Total International Equity	85,224,057

	U.S. Equity — 3.8%
8,400,000	HSBC USA, Inc., Delta-One Notes, Linked to the Performance of the KBW Bank Index, 01/30/15 (a)	8,773,050
27,500,000	Morgan Stanley, Participation Notes, Linked to the Performance of the KBW Bank Index, 01/30/15 (a)	28,860,085

	Total U.S. Equity	37,633,135

	Total Structured Notes (Cost $136,000,000)	133,156,281

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Textiles, Apparel & Luxury Goods — 0.0% (g)
700	LVMH Moet Hennessy Louis Vuitton S.A., (France), expiring 12/17/15 (a) (Cost $—)	12,181

	Total Investments — 100.4% (Cost $943,801,017)	1,006,241,970
	Liabilities in Excess of Other Assets — (0.4)%	(3,535,545)

	NET ASSETS — 100.0%	$1,002,706,425

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

PORTFOLIO COMPOSITION BY COUNTRY*
United States	84.9%
Ireland	3.3
United Kingdom	3.1
France	1.9
Japan	1.7
Others (each less than 1.0%)	5.1

*	Percentages indicated are based on total investments as of December 31, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depository Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than $1.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	— The rate shown is the current yield as of December 31, 2014.
(s)	— All or a portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$77,311,543	6.7%
Access Growth Fund	81,133,617	8.1

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$659,488,130	$674,910,995
Investments in affiliates, at value	488,933,353	331,330,975

Total investment securities, at value	1,148,421,483	1,006,241,970
Cash	982,876	263,014
Foreign currency, at value	52,154	56,320
Receivables:
Investment securities sold	51,058	61,079
Fund shares sold	4,665,684	4,359,478
Dividends from non-affiliates	653,336	678,988
Dividends from affiliates	1,764	1,561
Tax reclaims	131,737	141,487

Total Assets	1,154,960,092	1,011,803,897

LIABILITIES:
Payables:
Distributions	6,821,087	6,070,480
Investment securities purchased	45,203	60,948
Fund shares redeemed	3,245,574	2,079,289
Accrued liabilities:
Investment advisory fees	579,570	533,008
Administration fees	84,928	74,651
Shareholder servicing fees	132,665	132,801
Distribution fees	6,916	11,404
Custodian and accounting fees	90,651	65,179
Trustees’ and Chief Compliance Officer’s fees	5,527	5,366
Other	69,306	64,346

Total Liabilities	11,081,427	9,097,472

Net Assets	$1,143,878,665	$1,002,706,425

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$1,086,126,281	$941,692,047
Accumulated undistributed (distributions in excess of) net investment income	(2,075,267)	(2,425,724)
Accumulated net realized gains (losses)	2,348,499	1,015,407
Net unrealized appreciation (depreciation)	57,479,152	62,424,695

Total Net Assets	$1,143,878,665	$1,002,706,425

Net Assets:
Class A	$2,926,068	$11,814,856
Class C	9,732,084	13,635,884
Institutional Class	723,693,796	481,068,683
Select Class	407,526,717	496,187,002

Total	$1,143,878,665	$1,002,706,425

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	181,203	698,755
Class C	604,780	814,270
Institutional Class	44,798,955	28,403,200
Select Class	25,210,869	29,292,174

Net Asset Value (a):
Class A — Redemption price per share	$16.15	$16.91
Class C — Offering price per share (b)	16.09	16.75
Institutional Class — Offering and redemption price per share	16.15	16.94
Select Class — Offering and redemption price per share	16.16	16.94
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.91	$17.71

Cost of investments in non-affiliates	$622,554,191	$637,225,523
Cost of investments in affiliates	468,373,120	306,575,494
Cost of foreign currency	52,400	56,459

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,904,892	$4,572,891
Dividend income from affiliates	8,166,310	5,174,353
Interest income from non-affiliates	46	177
Foreign taxes withheld	(78,269)	(83,125)

Total investment income	11,992,979	9,664,296

EXPENSES:
Investment advisory fees	6,419,912	5,634,832
Administration fees	533,543	468,266
Distribution fees:
Class A	3,912	15,398
Class C	40,421	55,278
Shareholder servicing fees:
Class A	3,912	15,398
Class C	13,474	18,426
Institutional Class	395,396	263,907
Select Class	544,133	667,405
Custodian and accounting fees	85,268	91,248
Interest expense to affiliates	49	58
Professional fees	55,365	55,650
Trustees’ and Chief Compliance Officer’s fees	11,188	10,122
Printing and mailing costs	12,401	14,442
Registration and filing fees	28,798	31,722
Transfer agent fees	6,514	11,332
Other	25,102	21,703

Total expenses	8,179,388	7,375,187

Less fees waived	(3,057,767)	(2,567,176)
Less earnings credits	(168)	(146)

Net expenses	5,121,453	4,807,865

Net investment income (loss)	6,871,526	4,856,431

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,187,320	11,091,266
Investment in affiliates	981,017	2,392,528
Foreign currency transactions	32,493	49,565

Net realized gains (losses)	12,200,830	13,533,359

Distributions of capital gains received from investment company non-affiliates	2,645,165	2,630,628
Distributions of capital gains received from investment company affiliates	8,462,827	7,419,916

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(35,631,363)	(41,794,242)
Investments in affiliates	(18,535,422)	(16,557,696)
Foreign currency translations	(21,899)	(23,834)

Change in net unrealized appreciation/depreciation	(54,188,684)	(58,375,772)

Net realized/unrealized gains (losses)	(30,879,862)	(34,791,869)

Change in net assets resulting from operations	$(24,008,336)	$(29,935,438)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,871,526	$14,848,826	$4,856,431	$8,088,371
Net realized gain (loss)	12,200,830	56,829,025	13,533,359	70,298,144
Distributions of capital gains received from investment company non-affiliates	2,645,165	1,722,497	2,630,628	1,488,715
Distributions of capital gains received from investment company affiliates	8,462,827	7,362,875	7,419,916	5,646,689
Change in net unrealized appreciation/depreciation	(54,188,684)	58,296,164	(58,375,772)	58,807,086

Change in net assets resulting from operations	(24,008,336)	139,059,387	(29,935,438)	144,329,005

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,489)	(34,633)	(64,409)	(100,933)
From net realized gains	(152,230)	(119,450)	(741,291)	(505,631)
Class C
From net investment income	(37,834)	(86,074)	(56,646)	(63,289)
From net realized gains	(505,397)	(492,014)	(854,065)	(687,721)
Institutional Class
From net investment income	(6,366,604)	(9,688,912)	(3,527,846)	(5,193,997)
From net realized gains	(38,656,220)	(28,215,371)	(31,506,889)	(20,429,511)
Select Class
From net investment income	(3,220,797)	(7,107,253)	(3,240,527)	(5,666,054)
From net realized gains	(21,235,980)	(14,396,446)	(31,332,063)	(18,682,279)

Total distributions to shareholders	(70,194,551)	(60,140,153)	(71,323,736)	(51,329,415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(37,636,282)	78,059,608	(16,215,802)	132,402,105

NET ASSETS:
Change in net assets	(131,839,169)	156,978,842	(117,474,976)	225,401,695
Beginning of period	1,275,717,834	1,118,738,992	1,120,181,401	894,779,706

End of period	$1,143,878,665	$1,275,717,834	$1,002,706,425	$1,120,181,401

Accumulated undistributed (distributed in excess of) net investment income	$(2,075,267)	$697,931	$(2,425,724)	$(392,727)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

	Access Balanced Fund		Access Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$186,684	$230,359	$495,043	$2,180,184
Distributions reinvested	171,719	154,083	805,700	606,564
Cost of shares redeemed	(314,534)	(1,547,658)	(1,471,276)	(2,326,534)

Change in net assets resulting from Class A capital transactions	$43,869	$(1,163,216)	$(170,533)	$460,214

Class C
Proceeds from shares issued	$30,000	$406,196	$171,133	$946,969
Distributions reinvested	543,231	578,088	910,711	751,010
Cost of shares redeemed	(1,766,233)	(9,083,876)	(1,464,528)	(8,324,186)

Change in net assets resulting from Class C capital transactions	$(1,193,002)	$(8,099,592)	$(382,684)	$(6,626,207)

Institutional Class
Proceeds from shares issued	$46,118,876	$771,656,426	$29,753,332	$500,582,375
Distributions reinvested	212,358	15,852	389,621	16,355
Cost of shares redeemed	(79,153,411)	(90,685,467)	(42,233,529)	(59,692,091)

Change in net assets resulting from Institutional Class capital transactions	$(32,822,177)	$680,986,811	$(12,090,576)	$440,906,639

Select Class
Proceeds from shares issued	$49,553,436	$162,822,704	$61,417,468	$217,728,041
Distributions reinvested	335,317	160,078	756,693	559,890
Cost of shares redeemed	(53,553,725)	(756,647,177)	(65,746,170)	(520,626,472)

Change in net assets resulting from Select Class capital transactions	$(3,664,972)	$(593,664,395)	$(3,572,009)	$(302,338,541)

Total change in net assets resulting from capital transactions	$(37,636,282)	$78,059,608	$(16,215,802)	$132,402,105

SHARE TRANSACTIONS:
Class A
Issued	10,814	13,414	27,294	121,750
Reinvested	10,724	9,139	48,091	34,025
Redeemed	(18,600)	(90,486)	(80,465)	(127,977)

Change in Class A Shares	2,938	(67,933)	(5,080)	27,798

Class C
Issued	1,749	24,105	9,395	52,875
Reinvested	34,093	34,481	54,956	42,553
Redeemed	(103,205)	(530,785)	(81,396)	(467,094)

Change in Class C Shares	(67,363)	(472,199)	(17,045)	(371,666)

Institutional Class
Issued	2,739,117	44,439,015	1,685,960	27,152,421
Reinvested	13,218	916	23,169	885
Redeemed	(4,641,609)	(5,294,747)	(2,339,513)	(3,296,218)

Change in Institutional Class Shares	(1,889,274)	39,145,184	(630,384)	23,857,088

Select Class
Issued	2,972,154	9,564,511	3,502,787	12,082,254
Reinvested	20,871	9,480	45,039	31,335
Redeemed	(3,145,253)	(43,588,268)	(3,620,121)	(28,283,280)

Change in Select Class Shares	(152,228)	(34,014,277)	(72,295)	(16,169,691)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.49	$0.07	(h)	$(0.43)	$(0.36)	$(0.11)	$(0.87)	$(0.98)	$—
Year Ended June 30, 2014	16.37	0.15	(h)	1.79	1.94	(0.18)	(0.64)	(0.82)	—
Year Ended June 30, 2013	15.28	0.15	(h)	1.10	1.25	(0.16)	—	(0.16)	—
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.51)	(0.40)	(0.11)	—	(0.11)	—	(i)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.43	0.02	(h)	(0.43)	(0.41)	(0.06)	(0.87)	(0.93)	—
Year Ended June 30, 2014	16.33	0.06	(h)	1.79	1.85	(0.11)	(0.64)	(0.75)	—
Year Ended June 30, 2013	15.24	0.07	(h)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05)	(1.02)	(0.02)	—	(0.02)	—	(i)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	17.50	0.10	(h)	(0.44)	(0.34)	(0.14)	(0.87)	(1.01)	—
Year Ended June 30, 2014	16.38	0.28	(h)	1.74	2.02	(0.26)	(0.64)	(0.90)	—
Year Ended June 30, 2013	15.29	0.24	(h)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.49)	(0.35)	(0.15)	—	(0.15)	—	(i)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.51	0.09	(h)	(0.44)	(0.35)	(0.13)	(0.87)	(1.00)	—
Year Ended June 30, 2014	16.38	0.16	(h)	1.83	1.99	(0.22)	(0.64)	(0.86)	—
Year Ended June 30, 2013	15.29	0.20	(h)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.51)	(0.37)	(0.13)	—	(0.13)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers , reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$16.15	(1.98)%	$2,926,068	1.17%	0.80%	1.66%	32%
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112
14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

16.09	(2.25)	9,732,084	1.67	0.24	2.16	32
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112
14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

16.15	(1.85)	723,693,796	0.76	1.16	1.26	32
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112
14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

16.16	(1.92)	407,526,717	0.91	1.03	1.41	32
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112
14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	33

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.67	$0.06	(h)	$(0.61)	$(0.55)	$(0.09)	$(1.12)	$(1.21)	$—
Year Ended June 30, 2014	17.00	0.09	(h)(i)	2.49	2.58	(0.15)	(0.76)	(0.91)	—
Year Ended June 30, 2013	15.36	0.11	(h)	1.64	1.75	(0.11)	—	(0.11)	—
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.06	(h)	(0.54)	(0.48)	(0.09)	—	(0.09)	—	(j)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.52	0.01	(h)	(0.59)	(0.58)	(0.07)	(1.12)	(1.19)	—
Year Ended June 30, 2014	16.89	(0.01	)(h)(i)	2.47	2.46	(0.07)	(0.76)	(0.83)	—
Year Ended June 30, 2013	15.29	0.03	(h)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)	—	(j)
January 4, 2010 (l) through June 30, 2010	15.69	—	(h)(j)	(1.27)	(1.27)	(0.01)	—	(0.01)	—	(j)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.69	0.09	(h)	(0.60)	(0.51)	(0.12)	(1.12)	(1.24)	—
Year Ended June 30, 2014	17.02	0.22	(h)(i)	2.43	2.65	(0.22)	(0.76)	(0.98)	—
Year Ended June 30, 2013	15.38	0.21	(h)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.09	(h)	(0.53)	(0.44)	(0.12)	—	(0.12)	—	(j)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.69	0.08	(h)	(0.60)	(0.52)	(0.11)	(1.12)	(1.23)	—
Year Ended June 30, 2014	17.02	0.11	(h)(i)	2.50	2.61	(0.18)	(0.76)	(0.94)	—
Year Ended June 30, 2013	15.38	0.16	(h)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.11	(h)	(0.57)	(0.46)	(0.10)	—	(0.10)	—	(j)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Institutional Class and Select Class Shares and the net investment income (loss) ratio would have been 0.49%, (0.07)%, 1.22%, and 0.59% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers , reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$16.91	(2.83)%	$11,814,856	1.20%	0.63%		1.67%	34%
18.67	15.45	13,138,908	1.17	0.50	(i)	1.66	104
17.00	11.39	11,492,665	1.37	0.69		1.64	85
15.36	(5.94)	12,486,295	1.36	0.92		1.64	82
17.14	19.69	16,385,606	1.36	0.75		1.66	108
14.43	(3.27)	8,538,523	1.31	0.55		1.69	88

16.75	(3.03)	13,635,884	1.70	0.07		2.17	34
18.52	14.84	15,399,069	1.67	(0.06	)(i)	2.16	104
16.89	10.80	20,318,160	1.88	0.16		2.14	85
15.29	(6.33)	28,728,184	1.86	0.43		2.14	82
17.09	19.09	36,338,504	1.86	0.23		2.16	108
14.41	(8.12)	19,365,449	1.80	0.02		2.18	88

16.94	(2.60)	481,068,683	0.79	0.97		1.27	34
18.69	15.89	542,687,646	0.77	1.23	(i)	1.26	104
17.02	11.83	88,098,695	0.93	1.25		1.24	85
15.38	(5.53)	29,951,431	0.95	1.37		1.24	82
17.16	20.20	41,466,055	0.97	1.11		1.25	108
14.44	(2.99)	9,568,910	0.89	0.80		1.30	88

16.94	(2.67)	496,187,002	0.94	0.84		1.42	34
18.69	15.68	548,955,778	0.92	0.59	(i)	1.41	104
17.02	11.66	774,870,186	1.12	0.96		1.39	85
15.38	(5.68)	750,199,631	1.10	1.20		1.39	82
17.16	20.02	881,554,549	1.11	0.98		1.41	108
14.44	(3.09)	568,419,048	1.03	0.93		1.45	88

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publically offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Funds

JPM Access Balanced Fund Ltd. and JPM Access Growth Fund Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of December 31, 2014, net assets of the Access Balanced Fund were $1,143,878,665 of which $29,659,088, or approximately 2.6%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $5,086,741. As of December 31, 2014, net assets of the Access Growth Fund were $1,002,706,425 of which $25,754,691, or approximately 2.6%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $4,444,179. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

See Note 2.C. for further details on structured notes.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$20,263,736	$10,071,873	$—	(a)	$30,335,609
Consumer Staples	9,517,770	7,627,563	—		17,145,333
Energy	10,578,458	1,247,674	—		11,826,132
Financials	17,508,514	17,550,755	—		35,059,269
Health Care	11,379,823	11,034,801	—		22,414,624
Industrials	14,659,355	11,637,580	—		26,296,935
Information Technology	14,213,554	8,130,232	—		22,343,786
Materials	5,378,116	3,101,750	—		8,479,866
Telecommunication Services	1,860,356	2,819,445	—		4,679,801
Utilities	—	2,127,302	—		2,127,302

Total Common Stocks	105,359,682	75,348,975	—	(a)	180,708,657

Preferred Stock
Consumer Discretionary	—	646,541	—		646,541
Industrials	—	2,623	—		2,623
Telecommunication Services	—	177,595	—		177,595

Total Preferred Stocks	—	826,759	—		826,759

Exchange Traded Funds	156,981,602	—	—		156,981,602
Exchange Traded Note	18,455,577	—	—		18,455,577
Alternative Investment	—	38,554,710	—		38,554,710
Investment Companies	597,762,788	—	—		597,762,788
Structured Notes	—	155,120,967	—		155,120,967
Rights
Consumer Discretionary	—	10,423	—		10,423

Total Investments in Securities	$878,559,649	$269,861,834	$—	(a)	$1,148,421,483

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$23,097,974	$10,628,577	$—	(a)	$33,726,551
Consumer Staples	11,164,521	8,084,742	—		19,249,263
Energy	12,208,928	1,316,147	—		13,525,075
Financials	20,344,763	18,249,760	—		38,594,523
Health Care	13,011,098	11,577,633	—		24,588,731
Industrials	16,463,996	12,182,205	—		28,646,201
Information Technology	16,095,867	8,669,877	—		24,765,744
Materials	6,223,832	3,196,380	—		9,420,212
Telecommunication Services	1,972,056	2,960,517	—		4,932,573
Utilities	—	2,244,518	—		2,244,518

Total Common Stocks	120,583,035	79,110,356	—	(a)	199,693,391

Preferred Stock
Consumer Discretionary	—	674,323	—		674,323
Industrials	—	2,739	—		2,739
Telecommunication Services	—	185,338	—		185,338

Total Preferred Stocks	—	862,400	—		862,400

Exchange Traded Funds	197,325,206	—	—		197,325,206
Exchange Traded Note	15,100,901	—	—		15,100,901
Alternative Investment	—	32,128,925	—		32,128,925
Investment Companies	427,962,685	—	—		427,962,685
Structured Notes	—	133,156,281	—		133,156,281
Rights
Consumer Discretionary	—	12,181	—		12,181

Total Investments in Securities	$760,971,827	$245,270,143	$—	(a)	$1,006,241,970

There were no transfers among any levels during the six months ended December 31, 2014.

(a)	Amount rounds to less than $1.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2014:

	Value	Percentage
Access Balanced Fund	$—(a)	0.0	%(b)
Access Growth Fund	—(a)	0.0	(b)

(a)	Amount rounds to less than $1.
(b)	Amount rounds to less than 0.1%.

C. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Board, based upon values provided by an approved pricing service for the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as change in net unrealized appreciation or depreciation in the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

D. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

	For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$107,743,715	$2,500,000	$7,106,006	$(49,786)	$1,454,129	8,796,500	$103,446,841
JPMorgan Core Plus Bond Fund, Class R6 Shares	121,653,710	—	—	864,062	2,221,124	14,517,149	120,637,510
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	54,609,599	—	—	721,791	785,099	2,880,253	52,737,434
JPMorgan High Yield Fund, Class R6 Shares	79,705,065	—	15,500,000	1,082,396	1,776,546	7,842,958	59,528,052
JPMorgan International Value Fund, Class R6 Shares	22,008,138	—	20,862,470	4,064,889	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	67,408,366	—	26,338,922	(2,679,247)	1,251,451	1,362,568	32,701,644
JPMorgan Prime Money Market Fund, Institutional Class Shares	62,930,406	417,311,919	440,928,440	—	5,160	39,313,885	39,313,885
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	76,152,679	5,200,000	—	5,439,739	672,801	2,730,193	80,567,987

	$592,211,678			$9,443,844	$8,166,310		$488,933,353

	For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$27,582,087	$8,000,000	$—	$44,894	$404,975	3,029,380	$35,625,510
JPMorgan Core Plus Bond Fund, Class R6 Shares	35,632,606	1,000,000	—	260,197	653,678	4,371,575	36,327,791
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	63,733,027	—	—	842,379	916,263	3,361,447	61,548,087
JPMorgan High Yield Fund, Class R6 Shares	17,168,662	—	16,242,901	(396,264)	382,929	—	—
JPMorgan International Value Fund, Class R6 Shares	24,932,671	—	23,634,762	3,186,961	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	67,310,158	—	5,500,001	(398,169)	2,036,652	2,217,488	53,219,721

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Prime Money Market Fund, Institutional Class Shares	$37,312,169	$453,253,831	$438,861,410	$—	$4,029	51,704,590	$51,704,590
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	87,810,005	6,000,000	—	6,272,446	775,827	3,148,264	92,905,276

	$361,481,385			$9,812,444	$5,174,353		$331,330,975

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOPs. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser, an indirect, wholly-owned subsidiary of JPMorgan & Co. (“JPMorgan”), is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average daily net assets. Effective February 23, 2015, the fee is accrued daily and paid monthly at an annual rate of 0.80% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through March 1, 2016.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 1.00% of each Subsidiary’s respective average daily net assets. Effective February 23, 2015, the fee is accrued daily and paid monthly at an annual rate of 0.80% of each Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Prior to October 20, 2014, Tamro Capital Partners, LLC (“TAMRO”) was a sub-adviser for the Funds. On October 20, 2014, the Adviser terminated its investment sub-advisory agreement with TAMRO. On November 19, 2014, the Board agreed to terminate the investment sub-advisory agreement with Manning & Napier Advisors, LLC effective January 18, 2015. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2014, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	89.6%	87.5%
Capital Guardian	3.9	4.7
TimesSquare	2.7	3.3
T. Rowe Price	3.8	4.5

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$471
Access Growth Fund	308

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the CSOPs.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until February 22, 2015.

Effective February 23, 2015, the Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.55%	2.05%	1.15%	1.30%
Access Growth Fund	1.55	2.05	1.15	1.30

The contractual expense limitation percentages in the table above are in place until at least March 1, 2016.

The Underlying Funds may impose separate investment advisory and shareholder servicing fees. Effective June 2, 2014, to avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% (changed to 0.80% effective February 23, 2015) for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.75% during the period (changed to 0.55% effective February 23, 2015) and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. Prior to June 2, 2014, these Investment Advisory and Shareholder Servicing fees were voluntarily waived. These contractual waivers are in place until at least March 1, 2016. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,920,212	$136,629	$3,056,841
Access Growth Fund	2,411,735	154,524	2,566,259

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows:

Access Balanced Fund	$926
Access Growth Fund	917

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Access Balanced Fund and Access Growth Fund incurred $766 and $908, respectively in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$328,564,417	$460,958,494
Access Growth Fund	309,662,065	447,855,063

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,090,927,311	$80,807,758	$23,313,586	$57,494,172
Access Growth Fund	943,801,017	83,854,380	21,413,427	62,440,953

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOPs.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging market securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$980.20	$5.84	1.17%
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class C
Actual	1,000.00	977.50	8.32	1.67
Hypothetical	1,000.00	1,016.79	8.49	1.67
Institutional Class
Actual	1,000.00	981.50	3.80	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Select Class
Actual	1,000.00	980.80	4.54	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

Access Growth Fund
Class A
Actual	1,000.00	971.70	5.96	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	969.70	8.44	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Institutional Class
Actual	1,000.00	974.00	3.93	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	973.30	4.68	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM. and the sub-advisory agreements with JPMPI, Capital Guardian Trust Company, Manning & Napier Advisors, Inc., and TimesSquare Capital Management, LLC for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and JPMPI.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser and certain sub-advisers, earn fees from the

Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2014	JPMORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance was in the fourth and fifth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance was in the fifth quintile for Class A shares for each of the one- and three-year periods ended December 31, 2013, and in the fourth and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the

Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A and Select Class shares were in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-advisers was reasonable.

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-ACCESS-1214

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2014 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	1

CEO’S LETTER

(continued)

emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 Index returned 6.12%, while the Russell 1000 Index returned 5.57%, the Russell 1000 Growth Index 6.34% and the Russell 1000 Value Index returned 4.78%. Mid cap stocks as measured by the Russell Midcap Index returned 4.18%, outperforming the Russell 2000 Index, which returned 1.65%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.94%
Russell 3000 Index	5.25%

Net Assets as of 12/31/2014 (In Thousands)	$22,586

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the information technology and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and consumer staples sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yahoo Inc., Northrop Grumman Corp. and Southwest Airlines Co. Shares of Yahoo, an Internet content provider, rose after the successful initial public offering of Alibaba Group Holding Ltd., in which Yahoo holds a 15% stake. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization.

Leading individual detractors from relative performance included the Fund’s overweight positions in TripAdvisor Inc., Viacom Inc. and Wynn Resorts Ltd. Shares of TripAdvisor, an online travel company, weakened amid weak earnings and a data security breach at one of its subsidiaries. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Wynn Resorts, an owner/operator of destination casino resorts, fell on expected weakness in the gaming industry in Macau, where Wynn has significant business.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.9%
2.	Microsoft Corp.	3.8
3.	Wells Fargo & Co.	2.2
4.	Time Warner, Inc.	2.1
5.	Chevron Corp.	2.0
6.	Northrop Grumman Corp.	1.9
7.	Hewlett-Packard Co.	1.9
8.	Home Depot, Inc. (The)	1.8
9.	Cisco Systems, Inc.	1.7
10.	Exxon Mobil Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Health Care	16.7
Financials	14.9
Consumer Discretionary	13.4
Consumer Staples	9.0
Industrials	8.6
Energy	6.8
Telecommunication Services	2.1
Utilities	1.5
Materials	1.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.77%	13.03%	15.86%	7.03%
With Sales Charge**		0.22	7.08	14.62	6.45
CLASS C SHARES	February 19, 2005
Without CDSC		5.52	12.48	15.29	6.50
With CDSC***		4.52	11.48	15.29	6.50
SELECT CLASS SHARES	February 28, 2003	5.94	13.33	16.15	7.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.38%
S&P 500 Index(1)	6.12%
Russell 1000 Index	5.57%

Net Assets as of 12/31/2014 (In Thousands)	$3,466,605

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while security selection in the financials and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Grumman Corp., United Therapeutics Corp. and Kroger Co. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of United Therapeutics, a biopharmaceuticals company not held in the Benchmark, strengthened on favorable court rulings related to its patent on the hypertension drug Remodulin. Shares of Kroger, a supermarket chain, rose on increased quarterly earnings and the company’s forecast for profit growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Patterson-UTI Energy Inc., Viacom Inc. and Herbalife Ltd. Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in the global price of oil. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Wells Fargo & Co.	3.3
3.	Microsoft Corp.	3.2
4.	Pfizer, Inc.	2.6
5.	Hewlett-Packard Co.	2.5
6.	Time Warner, Inc.	2.3
7.	Oracle Corp.	2.2
8.	Archer-Daniels-Midland Co.	2.1
9.	Anthem, Inc.	2.1
10.	Northrop Grumman Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Financials	14.4
Health Care	14.3
Consumer Discretionary	11.8
Industrials	10.7
Consumer Staples	9.1
Energy	7.8
Utilities	3.1
Materials	3.0
Telecommunication Services	2.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
(1)	On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor‘s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		7.25%	15.86%	15.53%	7.77%
With Sales Charge**		1.61	9.78	14.29	7.19
CLASS C SHARES	February 19, 2005
Without CDSC		6.98	15.27	14.95	7.24
With CDSC***		5.98	14.27	14.95	7.24
CLASS R2 SHARES	November 3, 2008	7.11	15.55	15.24	7.61
CLASS R5 SHARES	May 15, 2006	7.49	16.38	16.05	8.23
SELECT CLASS SHARES	February 28, 2003	7.38	16.15	15.82	8.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor’s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.11%
Russell 1000 Growth Index	6.34%

Net Assets as of 12/31/2014 (In Thousands)	$917,259

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the information technology and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the materials and utilities sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Yahoo Inc., Delta Air Lines Inc. and Southwest Airlines Co. Shares of Yahoo, a provider of Internet content, rose following the initial public offering of Alibaba Group Holding Ltd., in which Yahoo holds a 15% stake. Shares of both Delta Air Lines and Southwest Airlines rose on overall improvement in the airline sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Viacom Inc., Herbalife Ltd. and Patterson-UTI Energy Co. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings. Shares of Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a 50% drop in the global price of oil.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.1%
2.	Microsoft Corp.	4.2
3.	Oracle Corp.	3.3
4.	Gilead Sciences, Inc.	3.0
5.	Amgen, Inc.	2.7
6.	Home Depot, Inc. (The)	2.6
7.	Visa, Inc., Class A	2.3
8.	Archer-Daniels-Midland Co.	2.0
9.	Time Warner, Inc.	2.0
10.	Anthem, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.7%
Consumer Discretionary	17.3
Health Care	14.1
Industrials	11.3
Consumer Staples	9.4
Energy	4.5
Financials	4.4
Materials	3.9
Telecommunication Services	2.3
Utilities	0.5
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		8.99%	16.14%	16.03%	8.38%
With Sales Charge**		3.28	10.03	14.79	7.79
CLASS C SHARES	February 19, 2005
Without CDSC		8.71	15.55	15.45	7.84
With CDSC***		7.71	14.55	15.45	7.84
CLASS R2 SHARES	November 3, 2008	8.84	15.82	15.74	8.21
CLASS R5 SHARES	May 15, 2006	9.24	16.66	16.55	8.82
SELECT CLASS SHARES	February 28, 2003	9.11	16.39	16.32	8.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.56%
Russell Midcap Index	4.18%

Net Assets as of 12/31/2014 (In Thousands)	$757,966

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the energy and industrial cyclical sectors was the leading contributor to performance relative to the Benchmark, while security selection in the retail and telecommunications sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Southwest Airlines Co., Huntington Ingalls Industries Inc. and Booz Allen Hamilton Holding Corp. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization. Shares of Huntington Ingalls, a shipbuilder, climbed higher on expectations of increased military contracts. Shares of Booz Allen, a management and technology consulting company, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in ManpowerGroup Inc., First Solar Inc. and Rovi Corp. Shares of ManpowerGroup, a provider of employment and personnel services, fell after the company forecast earnings below analysts’ estimates. Shares of First Solar, a maker of photovoltaic solar cells, weakened after the company posted a decline in quarterly earnings and revenue. Shares of Rovi, maker of digital entertainment technology, declined on weakness in earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bunge Ltd.	2.0%
2.	H&R Block, Inc.	2.0
3.	Southwest Airlines Co.	1.9
4.	Huntington Ingalls Industries, Inc.	1.9
5.	Western Digital Corp.	1.8
6.	Lear Corp.	1.7
7.	CareFusion Corp.	1.6
8.	Rite Aid Corp.	1.6
9.	Foot Locker, Inc.	1.6
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.7%
Financials	17.4
Consumer Discretionary	14.0
Industrials	11.6
Health Care	11.0
Consumer Staples	8.3
Utilities	5.7
Materials	5.1
Energy	4.6
Telecommunication Services	1.1
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		6.41%	15.36%	16.96%	9.39%
With Sales Charge**		0.81	9.32	15.70	8.81
CLASS B SHARES	September 23, 1996
Without CDSC		6.04	14.61	16.21	8.84
With CDSC***		1.04	9.61	15.99	8.84
CLASS C SHARES	March 22, 1999
Without CDSC		6.07	14.60	16.21	8.72
With CDSC****		5.07	13.60	16.21	8.72
SELECT CLASS SHARES	June 1, 1991	6.56	15.62	17.24	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.43%
Russell 1000 Value Index	4.78%

Net Assets as of 12/31/2014 (In Thousands)	$1,712,519

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while security selection in the materials and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Grumman Corp., United Therapeutics Inc. and Southwest Airlines Co. Shares of Northrop Grumman, an aerospace and electronics company, rose on an increase in the company’s military contracts. Shares of United Therapeutics, a biopharmaceuticals company, strengthened on favorable court rulings related to its patent on the hypertension drug Remodulin. Shares of Southwest Airlines rose on overall improvement in travel demand and discipline in capacity and utilization.

Leading individual detractors from relative performance included the Fund’s overweight positions in Herbalife Ltd. and Viacom Inc. and its position in Exxon Mobil Corp. Shares of Herbalife, a distributor of nutritional supplements through a network of independent sellers, fell on the company’s forecast for lower revenue and earnings. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue. Shares of Exxon Mobil, an integrated petrochemical company, weakened along with other oil producers amid a 50% decline in global oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Pfizer, Inc.	3.4
3.	Hewlett-Packard Co.	2.7
4.	Citigroup, Inc.	2.4
5.	Chevron Corp.	2.4
6.	Anthem, Inc.	2.3
7.	Archer-Daniels-Midland Co.	2.2
8.	Northrop Grumman Corp.	2.2
9.	National Oilwell Varco, Inc.	2.1
10.	Discover Financial Services	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.8%
Health Care	13.8
Energy	11.1
Industrials	10.4
Information Technology	10.1
Consumer Discretionary	7.0
Consumer Staples	6.7
Utilities	6.3
Materials	2.5
Telecommunication Services	1.9
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.33%	13.75%	15.28%	7.93%
With Sales Charge**		(0.21)	7.77	14.04	7.35
CLASS C SHARES	February 19, 2005
Without CDSC		5.06	13.16	14.70	7.39
With CDSC***		4.06	12.16	14.70	7.39
CLASS R2 SHARES	November 3, 2008	5.18	13.47	14.99	7.76
CLASS R5 SHARES	May 15, 2006	5.53	14.17	15.71	8.33
CLASS R6 SHARES	November 30, 2010	5.55	14.22	15.75	8.35
SELECT CLASS SHARES	February 28, 2003	5.43	13.93	15.47	8.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
		Consumer Discretionary — 13.3%
		Auto Components — 1.2%
4		Delphi Automotive plc, (United Kingdom)	269

		Hotels, Restaurants & Leisure — 1.1%
6		Hilton Worldwide Holdings, Inc. (a)	162
1		Wynn Resorts Ltd.	93

			255

		Household Durables — 0.6%
2		Garmin Ltd., (Switzerland)	129

		Internet & Catalog Retail — 1.6%
—	(h)	Priceline Group, Inc. (The) (a)	177
2		TripAdvisor, Inc. (a)	183

			360

		Media — 3.5%
1		Comcast Corp., Class A	81
4		Starz, Series A (a)	118
5		Time Warner, Inc.	468
2		Viacom, Inc., Class B	117

			784

		Multiline Retail — 0.7%
3		Kohl’s Corp.	169

		Specialty Retail — 4.0%
9		Best Buy Co., Inc.	340
4		Home Depot, Inc. (The)	399
2		Lowe’s Cos., Inc.	165

			904

		Textiles, Apparel & Luxury Goods — 0.6%
1		Hanesbrands, Inc.	137

		Total Consumer Discretionary	3,007

		Consumer Staples — 9.0%
		Beverages — 2.4%
5		Coca-Cola Co. (The)	207
2		Molson Coors Brewing Co., Class B	145
2		PepsiCo, Inc.	196

			548

		Food & Staples Retailing — 1.0%
3		Walgreens Boots Alliance, Inc.	217

		Food Products — 2.5%
2		Archer-Daniels-Midland Co. (m)	103
3		Ingredion, Inc.	225
5		Mondelez International, Inc., Class A	165
2		Tyson Foods, Inc., Class A	77

			570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.2%
2	Energizer Holdings, Inc.	270

	Tobacco — 1.9%
3	Lorillard, Inc.	212
3	Philip Morris International, Inc.	204

		416

	Total Consumer Staples	2,021

	Energy — 6.8%
	Oil, Gas & Consumable Fuels — 6.8%
1	Anadarko Petroleum Corp.	83
4	Chevron Corp.	460
5	ConocoPhillips	335
1	Devon Energy Corp.	80
4	Exxon Mobil Corp.	381
1	Marathon Petroleum Corp.	83
2	Phillips 66	117

	Total Energy	1,539

	Financials — 14.9%
	Banks — 6.8%
17	Bank of America Corp.	297
6	Citigroup, Inc.	328
4	Fifth Third Bancorp	90
11	KeyCorp	146
4	SunTrust Banks, Inc.	178
9	Wells Fargo & Co.	499

		1,538

	Capital Markets — 1.1%
1	Ameriprise Financial, Inc.	73
5	Morgan Stanley	186

		259

	Consumer Finance — 2.2%
3	Capital One Financial Corp.	245
4	Discover Financial Services	259

		504

	Insurance — 3.1%
2	American International Group, Inc. (m)	125
5	CNO Financial Group, Inc.	89
5	Hartford Financial Services Group, Inc. (The)	225
3	Prudential Financial, Inc.	251

		690

	Real Estate Investment Trusts (REITs) — 1.2%
8	RLJ Lodging Trust (m)	264

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.5%
3	CBRE Group, Inc., Class A (a)	102

	Total Financials	3,357

	Health Care — 16.6%
	Biotechnology — 3.3%
2	Amgen, Inc.	251
4	Gilead Sciences, Inc. (a)	374
1	Vertex Pharmaceuticals, Inc. (a)	116

		741

	Health Care Equipment & Supplies — 4.7%
1	Becton, Dickinson and Co.	111
15	Boston Scientific Corp. (a)	193
3	CareFusion Corp. (a)	191
2	Covidien plc, (Ireland)	179
2	Medtronic, Inc.	172
2	Stryker Corp.	224

		1,070

	Health Care Providers & Services — 5.2%
2	Anthem, Inc.	257
2	Cardinal Health, Inc.	194
3	Cigna Corp.	355
1	Humana, Inc.	104
1	McKesson Corp.	268

		1,178

	Life Sciences Tools & Services — 0.6%
2	Quintiles Transnational Holdings, Inc. (a)	130

	Pharmaceuticals — 2.8%
2	Bristol-Myers Squibb Co.	125
4	Merck & Co., Inc.	206
10	Pfizer, Inc.	302

		633

	Total Health Care	3,752

	Industrials — 8.6%
	Aerospace & Defense — 3.2%
2	General Dynamics Corp.	210
1	Honeywell International, Inc. (m)	77
3	Northrop Grumman Corp.	424

		711

	Airlines — 1.7%
2	Delta Air Lines, Inc.	110
5	Southwest Airlines Co.	204
1	United Continental Holdings, Inc. (a)	80

		394

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — 1.1%
6		AECOM Technology Corp. (a)	180
1		Fluor Corp.	64

			244

		Machinery — 2.6%
3		Allison Transmission Holdings, Inc.	95
1		Caterpillar, Inc.	87
3		Ingersoll-Rand plc	187
2		Parker-Hannifin Corp.	216

			585

		Total Industrials	1,934

		Information Technology — 22.4%
		Communications Equipment — 3.0%
14		Cisco Systems, Inc.	388
1		Harris Corp.	72
3		QUALCOMM, Inc.	229

			689

		Internet Software & Services — 3.2%
—	(h)	Google, Inc., Class A (a)	182
—	(h)	Google, Inc., Class C (a)	206
7		Yahoo!, Inc. (a)	332

			720

		IT Services — 0.6%
2		MasterCard, Inc., Class A	129

		Semiconductors & Semiconductor Equipment — 2.4%
5		Broadcom Corp., Class A	236
3		KLA-Tencor Corp.	183
2		Lam Research Corp.	133

			552

		Software — 5.8%
18		Microsoft Corp.	851
5		Oracle Corp.	242
5		Rovi Corp. (a)	118
4		Symantec Corp.	105

			1,316

		Technology Hardware, Storage & Peripherals — 7.4%
10		Apple, Inc. (m)	1,092
11		Hewlett-Packard Co.	421
2		SanDisk Corp.	147

			1,660

		Total Information Technology	5,066

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 1.3%
	Chemicals — 0.4%
2	Dow Chemical Co. (The)	104

	Containers & Packaging — 0.6%
3	Crown Holdings, Inc. (a)	132

	Metals & Mining — 0.3%
3	United States Steel Corp.	68

	Total Materials	304

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
6	AT&T, Inc.	218
6	CenturyLink, Inc.	256

	Total Telecommunication Services	474

	Utilities — 1.5%
	Gas Utilities — 0.9%
5	UGI Corp.	196

	Independent Power & Renewable Electricity Producers — 0.6%
10	AES Corp.	132

	Total Utilities	328

	Total Common Stocks (Cost $16,576)	21,782

Short-Term Investment — 3.0%
	Investment Company — 3.0%
681	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $681)	681

	Total Investments — 99.5% (Cost $17,257)	22,463
	Other Assets in Excess of Liabilities — 0.5%	123

	NET ASSETS — 100.0%	$22,586

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 11.8%
	Auto Components — 0.7%
342	Delphi Automotive plc, (United Kingdom)	24,848

	Diversified Consumer Services — 1.7%
768	Apollo Education Group, Inc. (a)	26,210
21	Graham Holdings Co., Class B	18,311
415	H&R Block, Inc.	13,987

		58,508

	Hotels, Restaurants & Leisure — 0.5%
426	Restaurant Brands International, Inc., (Canada) (a)	16,639

	Household Durables — 0.8%
341	Jarden Corp. (a)	16,345
488	PulteGroup, Inc.	10,468

		26,813

	Media — 3.1%
172	Time Warner Cable, Inc.	26,109
941	Time Warner, Inc.	80,380

		106,489

	Multiline Retail — 2.0%
627	Big Lots, Inc.	25,081
208	Dillard’s, Inc., Class A	26,062
80	Kohl’s Corp.	4,902
227	Macy’s, Inc.	14,938

		70,983

	Specialty Retail — 2.5%
250	Foot Locker, Inc.	14,028
1,040	Lowe’s Cos., Inc.	71,545

		85,573

	Textiles, Apparel & Luxury Goods — 0.5%
160	Hanesbrands, Inc.	17,848

	Total Consumer Discretionary	407,701

	Consumer Staples — 9.1%
	Beverages — 0.3%
115	Molson Coors Brewing Co., Class B	8,600

	Food & Staples Retailing — 2.3%
159	CVS Health Corp.	15,323
997	Kroger Co. (The)	63,998

		79,321

	Food Products — 4.4%
1,415	Archer-Daniels-Midland Co.	73,575
280	Bunge Ltd.	25,455

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
283	Ingredion, Inc.	24,001
880	Pilgrim’s Pride Corp. (a)	28,852

		151,883

	Household Products — 0.9%
202	Energizer Holdings, Inc.	25,956
55	Spectrum Brands Holdings, Inc.	5,224

		31,180

	Personal Products — 0.5%
1,013	Avon Products, Inc.	9,511
247	Herbalife Ltd. (a)	9,301

		18,812

	Tobacco — 0.7%
409	Lorillard, Inc.	25,717

	Total Consumer Staples	315,513

	Energy — 7.8%
	Energy Equipment & Services — 3.5%
350	Baker Hughes, Inc.	19,641
567	Halliburton Co.	22,292
1,081	National Oilwell Varco, Inc.	70,812
107	Schlumberger Ltd.	9,131

		121,876

	Oil, Gas & Consumable Fuels — 4.3%
965	ConocoPhillips	66,671
252	Marathon Petroleum Corp.	22,736
181	Tesoro Corp.	13,472
917	Valero Energy Corp.	45,367

		148,246

	Total Energy	270,122

	Financials — 14.4%
	Banks — 5.6%
302	Citigroup, Inc.	16,341
1,061	Fifth Third Bancorp	21,618
385	KeyCorp	5,357
398	PNC Financial Services Group, Inc. (The)	36,346
2,097	Wells Fargo & Co.	114,982

		194,644

	Capital Markets — 0.9%
222	Ameriprise Financial, Inc.	29,412

	Consumer Finance — 1.9%
986	Discover Financial Services	64,540

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 3.6%
179	Allstate Corp. (The)	12,589
189	Aspen Insurance Holdings Ltd., (Bermuda)	8,268
646	CNO Financial Group, Inc.	11,131
153	Everest Re Group Ltd., (Bermuda)	26,056
260	Lincoln National Corp.	15,006
196	PartnerRe Ltd., (Bermuda)	22,358
63	Prudential Financial, Inc.	5,654
231	Travelers Cos., Inc. (The)	24,398

		125,460

	Real Estate Investment Trusts (REITs) — 2.3%
921	American Capital Agency Corp.	20,099
243	American Tower Corp.	23,971
408	Annaly Capital Management, Inc.	4,407
19	Hospitality Properties Trust	592
432	RLJ Lodging Trust	14,472
143	Vornado Realty Trust	16,797

		80,338

	Real Estate Management & Development — 0.1%
142	CBRE Group, Inc., Class A (a)	4,874

	Total Financials	499,268

	Health Care — 14.3%
	Biotechnology — 3.4%
448	Amgen, Inc.	71,362
236	Gilead Sciences, Inc. (a)	22,198
220	Vertex Pharmaceuticals, Inc. (a)	26,077

		119,637

	Health Care Equipment & Supplies — 2.4%
991	Medtronic, Inc.	71,558
114	Stryker Corp.	10,725

		82,283

	Health Care Providers & Services — 5.5%
271	Aetna, Inc.	24,064
573	Anthem, Inc.	71,946
525	Health Net, Inc. (a)	28,124
208	LifePoint Hospitals, Inc. (a)	14,950
241	McKesson Corp.	49,944

		189,028

	Pharmaceuticals — 3.0%
253	Merck & Co., Inc.	14,339
2,873	Pfizer, Inc.	89,502

		103,841

	Total Health Care	494,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.7%
	Aerospace & Defense — 4.3%
192	General Dynamics Corp.	26,464
158	Honeywell International, Inc.	15,747
99	Huntington Ingalls Industries, Inc.	11,134
488	Northrop Grumman Corp.	71,941
220	Raytheon Co.	23,776

		149,062

	Airlines — 2.5%
162	Alaska Air Group, Inc.	9,675
1,032	Delta Air Lines, Inc.	50,774
639	Southwest Airlines Co.	27,047

		87,496

	Commercial Services & Supplies — 0.7%
1,020	Pitney Bowes, Inc.	24,845

	Construction & Engineering — 0.4%
456	AECOM Technology Corp. (a)	13,846

	Machinery — 2.8%
161	Allison Transmission Holdings, Inc.	5,457
154	IDEX Corp.	11,964
651	Illinois Tool Works, Inc.	61,669
80	Parker-Hannifin Corp.	10,264
77	SPX Corp.	6,607

		95,961

	Total Industrials	371,210

	Information Technology — 20.4%
	Communications Equipment — 0.7%
1,909	Brocade Communications Systems, Inc.	22,603

	Internet Software & Services — 1.3%
420	VeriSign, Inc. (a)	23,923
436	Yahoo!, Inc. (a)	22,042

		45,965

	IT Services — 2.5%
257	Amdocs Ltd.	11,967
63	Computer Sciences Corp.	3,994
109	MasterCard, Inc., Class A	9,417
239	Visa, Inc., Class A	62,535

		87,913

	Semiconductors & Semiconductor Equipment — 2.0%
437	Broadcom Corp., Class A	18,940
329	KLA-Tencor Corp.	23,107
273	Lam Research Corp.	21,636
318	NVIDIA Corp.	6,368

		70,051

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 7.3%
1,139	Activision Blizzard, Inc.	22,957
32	Citrix Systems, Inc. (a)	2,048
404	Electronic Arts, Inc. (a)	18,971
165	Intuit, Inc.	15,174
2,381	Microsoft Corp.	110,611
1,687	Oracle Corp.	75,882
329	Rovi Corp. (a)	7,428

		253,071

	Technology Hardware, Storage & Peripherals — 6.6%
1,088	Apple, Inc.	120,038
2,146	Hewlett-Packard Co.	86,099
236	SanDisk Corp.	23,094

		229,231

	Total Information Technology	708,834

	Materials — 3.0%
	Chemicals — 1.9%
342	LyondellBasell Industries N.V., Class A	27,119
172	PPG Industries, Inc.	39,790

		66,909

	Containers & Packaging — 0.9%
694	Sealed Air Corp.	29,459

	Metals & Mining — 0.2%
259	United States Steel Corp.	6,926

	Total Materials	103,294

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
819	AT&T, Inc.	27,510
589	CenturyLink, Inc.	23,294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
1,604	Frontier Communications Corp.	10,697
504	Verizon Communications, Inc.	23,568

	Total Telecommunication Services	85,069

	Utilities — 3.1%
	Electric Utilities — 0.8%
330	Entergy Corp.	28,886

	Gas Utilities — 0.8%
681	UGI Corp.	25,872

	Independent Power & Renewable Electricity Producers — 1.2%
608	AES Corp.	8,371
296	Calpine Corp. (a)	6,559
853	Dynegy, Inc. (a)	25,885

		40,815

	Multi-Utilities — 0.3%
260	Public Service Enterprise Group, Inc.	10,750

	Total Utilities	106,323

	Total Common Stocks (Cost $2,544,318)	3,362,123

Short-Term Investment — 3.0%
	Investment Company — 3.0%
104,962	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $104,962)	104,962

	Total Investments — 100.0% (Cost $2,649,280)	3,467,085
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(480)

	NET ASSETS — 100.0%	$3,466,605

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
962	E-mini S&P 500	03/20/15	$98,720	$1,491

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 17.3%
	Auto Components — 0.5%
68	Delphi Automotive plc, (United Kingdom)	4,909

	Diversified Consumer Services — 1.9%
215	Apollo Education Group, Inc. (a)	7,347
8	Graham Holdings Co., Class B	6,910
100	H&R Block, Inc.	3,351

		17,608

	Hotels, Restaurants & Leisure — 1.2%
5	Chipotle Mexican Grill, Inc. (a)	3,217
189	Restaurant Brands International, Inc., (Canada) (a)	7,398

		10,615

	Household Durables — 0.3%
9	Harman International Industries, Inc.	982
32	Tempur Sealy International, Inc. (a)	1,768

		2,750

	Internet & Catalog Retail — 0.3%
29	Expedia, Inc.	2,492

	Media — 4.4%
115	DIRECTV (a)	9,936
69	DISH Network Corp., Class A (a)	5,030
56	Starz, Series A (a)	1,657
14	Time Warner Cable, Inc.	2,053
210	Time Warner, Inc.	17,921
45	Viacom, Inc., Class B	3,356

		39,953

	Multiline Retail — 2.5%
171	Big Lots, Inc.	6,855
57	Dillard’s, Inc., Class A	7,085
28	Kohl’s Corp.	1,679
116	Macy’s, Inc.	7,653

		23,272

	Specialty Retail — 4.6%
120	Foot Locker, Inc.	6,747
227	Home Depot, Inc. (The)	23,860
171	Lowe’s Cos., Inc.	11,737

		42,344

	Textiles, Apparel & Luxury Goods — 1.6%
63	Deckers Outdoor Corp. (a)	5,772
67	Hanesbrands, Inc.	7,512
27	Skechers U.S.A., Inc., Class A (a)	1,486

		14,770

	Total Consumer Discretionary	158,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.3%
	Beverages — 1.5%
109	Coca-Cola Co. (The)	4,602
99	PepsiCo, Inc.	9,390

		13,992

	Food & Staples Retailing — 1.6%
232	Kroger Co. (The)	14,916

	Food Products — 4.1%
359	Archer-Daniels-Midland Co.	18,647
50	Bunge Ltd.	4,509
86	Ingredion, Inc.	7,271
226	Pilgrim’s Pride Corp. (a)	7,424

		37,851

	Household Products — 0.5%
35	Energizer Holdings, Inc.	4,461

	Personal Products — 0.4%
102	Herbalife Ltd. (a)	3,849

	Tobacco — 1.2%
169	Altria Group, Inc.	8,346
34	Lorillard, Inc.	2,159

		10,505

	Total Consumer Staples	85,574

	Energy — 4.5%
	Energy Equipment & Services — 2.8%
103	Baker Hughes, Inc.	5,758
52	Nabors Industries Ltd., (Bermuda)	674
271	National Oilwell Varco, Inc.	17,739
16	Schlumberger Ltd.	1,375

		25,546

	Oil, Gas & Consumable Fuels — 1.7%
39	ConocoPhillips	2,666
26	Marathon Petroleum Corp.	2,356
50	Tesoro Corp.	3,747
145	Valero Energy Corp.	7,162

		15,931

	Total Energy	41,477

	Financials — 4.4%
	Consumer Finance — 1.8%
247	Discover Financial Services	16,143

	Diversified Financial Services — 0.8%
73	Moody’s Corp.	6,985

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 0.2%
12	Assurant, Inc.	842
28	Validus Holdings Ltd., (Bermuda)	1,176

		2,018

	Real Estate Investment Trusts (REITs) — 1.6%
149	American Tower Corp.	14,758

	Total Financials	39,904

	Health Care — 14.1%
	Biotechnology — 7.0%
154	Amgen, Inc.	24,451
293	Gilead Sciences, Inc. (a)	27,628
2	Regeneron Pharmaceuticals, Inc. (a)	861
17	United Therapeutics Corp. (a)	2,137
76	Vertex Pharmaceuticals, Inc. (a)	9,052

		64,129

	Health Care Equipment & Supplies — 1.2%
24	C.R. Bard, Inc.	3,982
58	Edwards Lifesciences Corp. (a)	7,439

		11,421

	Health Care Providers & Services — 4.0%
141	Anthem, Inc.	17,745
47	Cardinal Health, Inc.	3,802
75	Express Scripts Holding Co. (a)	6,333
124	Health Net, Inc. (a)	6,649
9	McKesson Corp.	1,806

		36,335

	Pharmaceuticals — 1.9%
267	AbbVie, Inc.	17,473

	Total Health Care	129,358

	Industrials — 11.2%
	Aerospace & Defense — 3.8%
111	General Dynamics Corp.	15,234
65	Huntington Ingalls Industries, Inc.	7,265
34	Northrop Grumman Corp.	4,982
36	TransDigm Group, Inc.	7,069

		34,550

	Air Freight & Logistics — 0.3%
23	United Parcel Service, Inc., Class B	2,546

	Airlines — 3.4%
72	Alaska Air Group, Inc.	4,326
338	Delta Air Lines, Inc.	16,636
250	Southwest Airlines Co.	10,576

		31,538

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
287	Pitney Bowes, Inc.	6,997

	Construction & Engineering — 0.2%
57	AECOM Technology Corp. (a)	1,728

	Industrial Conglomerates — 0.2%
24	Danaher Corp.	2,057

	Machinery — 2.1%
207	Allison Transmission Holdings, Inc.	7,024
13	Caterpillar, Inc.	1,217
45	IDEX Corp.	3,495
14	Illinois Tool Works, Inc.	1,335
40	Parker-Hannifin Corp.	5,145
11	SPX Corp.	938

		19,154

	Trading Companies & Distributors — 0.5%
152	HD Supply Holdings, Inc. (a)	4,480

	Total Industrials	103,050

	Information Technology — 28.6%
	Communications Equipment — 0.2%
18	QUALCOMM, Inc.	1,360

	Internet Software & Services — 4.0%
15	Facebook, Inc., Class A (a)	1,147
13	Google, Inc., Class A (a)	6,686
77	IAC/InterActiveCorp	4,669
122	VeriSign, Inc. (a)	6,943
334	Yahoo!, Inc. (a)	16,890

		36,335

	IT Services — 3.0%
74	Amdocs Ltd.	3,452
86	Booz Allen Hamilton Holding Corp.	2,276
12	Computer Sciences Corp.	763
80	Visa, Inc., Class A	21,028

		27,519

	Semiconductors & Semiconductor Equipment — 2.3%
179	Broadcom Corp., Class A	7,743
87	Lam Research Corp.	6,895
341	NVIDIA Corp.	6,835

		21,473

	Software — 10.6%
364	Activision Blizzard, Inc.	7,326
72	Citrix Systems, Inc. (a)	4,562
162	Electronic Arts, Inc. (a)	7,621
828	Microsoft Corp.	38,440

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
677	Oracle Corp.	30,458
75	PTC, Inc. (a)	2,760
74	VMware, Inc., Class A (a)	6,065

		97,232

	Technology Hardware, Storage & Peripherals — 8.5%
509	Apple, Inc.	56,233
390	Hewlett-Packard Co.	15,639
65	SanDisk Corp.	6,349

		78,221

	Total Information Technology	262,140

	Materials — 3.9%
	Chemicals — 1.7%
143	LyondellBasell Industries N.V., Class A	11,329
19	PPG Industries, Inc.	4,295

		15,624

	Containers & Packaging — 1.6%
132	Crown Holdings, Inc. (a)	6,714
194	Sealed Air Corp.	8,223

		14,937

	Metals & Mining — 0.6%
186	United States Steel Corp.	4,963

	Total Materials	35,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
268	AT&T, Inc.	9,012
165	CenturyLink, Inc.	6,532
115	Level 3 Communications, Inc. (a)	5,654

	Total Telecommunication Services	21,198

	Utilities — 0.5%
	Independent Power & Renewable Electricity Producers — 0.5%
142	Dynegy, Inc. (a)	4,304

	Total Common Stocks (Cost $650,885)	881,242

Short-Term Investment — 3.6%
	Investment Company — 3.6%
33,378	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $33,378)	33,378

	Total Investments — 99.7% (Cost $684,263)	914,620
	Other Assets in Excess of Liabilities — 0.3% (c)	2,639

	NET ASSETS — 100.0%	$917,259

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
323	E-mini S&P 500	03/20/15	$33,146	$448

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 14.0%
	Auto Components — 2.1%
101	Goodyear Tire & Rubber Co. (The)	2,897
135	Lear Corp.	13,202

		16,099

	Diversified Consumer Services — 2.7%
6	Graham Holdings Co., Class B	5,096
452	H&R Block, Inc.	15,233

		20,329

	Hotels, Restaurants & Leisure — 1.6%
312	Aramark	9,716
22	Brinker International, Inc.	1,285
1	Chipotle Mexican Grill, Inc. (a)	342
9	Domino’s Pizza, Inc.	810

		12,153

	Household Durables — 0.4%
69	Jarden Corp. (a)	3,294

	Internet & Catalog Retail — 1.1%
277	Groupon, Inc. (a)	2,291
36	Liberty TripAdvisor Holdings, Inc., Class A (a)	966
124	Liberty Ventures, Series A (a)	4,689

		7,946

	Media — 0.2%
88	Cablevision Systems Corp., Class A	1,812

	Multiline Retail — 1.2%
142	Macy’s, Inc.	9,343

	Specialty Retail — 4.3%
21	Advance Auto Parts, Inc.	3,265
284	Best Buy Co., Inc.	11,063
46	CST Brands, Inc.	2,006
209	Foot Locker, Inc.	11,758
29	Gap, Inc. (The)	1,200
19	Murphy USA, Inc. (a)	1,329
20	PetSmart, Inc.	1,602

		32,223

	Textiles, Apparel & Luxury Goods — 0.4%
29	Hanesbrands, Inc.	3,215

	Total Consumer Discretionary	106,414

	Consumer Staples — 8.3%
	Food & Staples Retailing — 3.2%
137	Kroger Co. (The)	8,765
1,565	Rite Aid Corp. (a)	11,770
112	Safeway, Inc.	3,926

		24,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.7%
169	Bunge Ltd.	15,364
81	Ingredion, Inc.	6,872
137	Tyson Foods, Inc., Class A	5,484

		27,720

	Personal Products — 0.1%
27	Herbalife Ltd.	1,003

	Tobacco — 1.3%
150	Lorillard, Inc.	9,441

	Total Consumer Staples	62,625

	Energy — 4.6%
	Energy Equipment & Services — 0.8%
7	Baker Hughes, Inc.	415
40	Cameron International Corp. (a)	2,008
15	National Oilwell Varco, Inc.	984
45	Oil States International, Inc. (a)	2,203
31	Patterson-UTI Energy, Inc.	509

		6,119

	Oil, Gas & Consumable Fuels — 3.8%
38	Cabot Oil & Gas Corp.	1,137
31	Cimarex Energy Co.	3,291
18	Continental Resources, Inc. (a)	690
114	EQT Corp.	8,600
16	Marathon Petroleum Corp.	1,444
48	Murphy Oil Corp.	2,410
34	Newfield Exploration Co. (a)	911
7	Noble Energy, Inc.	337
27	Peabody Energy Corp.	206
37	Tesoro Corp.	2,736
30	Valero Energy Corp.	1,485
109	World Fuel Services Corp.	5,129

		28,376

	Total Energy	34,495

	Financials — 17.4%
	Banks — 2.7%
70	East West Bancorp, Inc.	2,725
135	Fifth Third Bancorp	2,749
85	Huntington Bancshares, Inc.	890
199	KeyCorp	2,772
72	PacWest Bancorp	3,268
29	Popular, Inc., (Puerto Rico) (a)	998
109	Regions Financial Corp.	1,152
12	Signature Bank (a)	1,461
40	SVB Financial Group (a)	4,631

		20,646

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 0.9%
17	Affiliated Managers Group, Inc. (a)	3,523
59	Lazard Ltd., (Bermuda), Class A	2,967

		6,490

	Consumer Finance — 1.6%
167	Discover Financial Services	10,904
43	Synchrony Financial (a)	1,267

		12,171

	Insurance — 4.2%
61	Allied World Assurance Co. Holdings AG, (Switzerland)	2,309
62	American Financial Group, Inc.	3,783
19	Aon plc, (United Kingdom)	1,821
23	Arch Capital Group Ltd., (Bermuda) (a)	1,368
7	Aspen Insurance Holdings Ltd., (Bermuda)	302
30	Assurant, Inc.	2,063
102	Assured Guaranty Ltd., (Bermuda)	2,656
15	Axis Capital Holdings Ltd., (Bermuda)	756
18	Endurance Specialty Holdings Ltd., (Bermuda)	1,071
7	Everest Re Group Ltd., (Bermuda)	1,175
12	FNF Group	418
19	Hanover Insurance Group, Inc. (The)	1,341
41	Hartford Financial Services Group, Inc. (The)	1,689
28	Lincoln National Corp.	1,603
37	Principal Financial Group, Inc.	1,927
36	Protective Life Corp.	2,494
19	Torchmark Corp.	1,020
86	Unum Group	2,982
29	Validus Holdings Ltd., (Bermuda)	1,189

		31,967

	Real Estate Investment Trusts (REITs) — 7.8%
14	American Capital Agency Corp.	303
71	Annaly Capital Management, Inc.	762
68	Apartment Investment & Management Co., Class A	2,537
3	AvalonBay Communities, Inc.	425
8	Boston Properties, Inc.	1,004
66	Brandywine Realty Trust	1,051
12	Camden Property Trust	916
22	Chimera Investment Corp.	71
15	Corrections Corp. of America	549
18	Crown Castle International Corp.	1,377
44	DDR Corp.	813
38	Douglas Emmett, Inc.	1,082
252	Duke Realty Corp.	5,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
40	Equity Commonwealth	1,026
42	Equity LifeStyle Properties, Inc.	2,150
18	Equity Residential	1,272
17	Extra Space Storage, Inc.	991
37	Health Care REIT, Inc.	2,800
130	Hospitality Properties Trust	4,019
86	Host Hotels & Resorts, Inc.	2,054
13	Mid-America Apartment Communities, Inc.	971
56	NorthStar Realty Finance Corp.	983
34	Post Properties, Inc.	1,998
16	Regency Centers Corp.	995
97	Retail Properties of America, Inc., Class A	1,619
7	SL Green Realty Corp.	833
30	Taubman Centers, Inc.	2,300
33	Ventas, Inc.	2,343
41	Vornado Realty Trust	4,838
275	Weyerhaeuser Co.	9,884
31	WP Carey, Inc.	2,173

		59,229

	Real Estate Management & Development — 0.2%
7	Jones Lang LaSalle, Inc.	1,095

	Total Financials	131,598

	Health Care — 10.9%
	Biotechnology — 2.7%
39	Alnylam Pharmaceuticals, Inc. (a)	3,763
39	BioMarin Pharmaceutical, Inc. (a)	3,562
41	Incyte Corp. (a)	3,005
12	Intercept Pharmaceuticals, Inc. (a)	1,919
29	Medivation, Inc. (a)	2,869
44	Vertex Pharmaceuticals, Inc. (a)	5,274

		20,392

	Health Care Equipment & Supplies — 3.1%
44	Boston Scientific Corp. (a)	579
206	CareFusion Corp. (a)	12,200
6	Cooper Cos., Inc. (The)	1,038
184	Hologic, Inc. (a)	4,912
47	Zimmer Holdings, Inc.	5,285

		24,014

	Health Care Providers & Services — 4.0%
61	Cardinal Health, Inc.	4,917
94	Catamaran Corp. (a)	4,880
47	Community Health Systems, Inc. (a)	2,523
117	HCA Holdings, Inc. (a)	8,565

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
6	Health Net, Inc. (a)	332
64	Humana, Inc.	9,235

		30,452

	Health Care Technology — 0.2%
54	Veeva Systems, Inc., Class A (a)	1,429

	Pharmaceuticals — 0.9%
51	Endo International plc, (Ireland) (a)	3,678
18	Perrigo Co. plc, (Ireland)	3,009

		6,687

	Total Health Care	82,974

	Industrials — 11.6%
	Aerospace & Defense — 3.2%
15	Alliant Techsystems, Inc.	1,790
126	Huntington Ingalls Industries, Inc.	14,116
38	L-3 Communications Holdings, Inc.	4,821
3	Northrop Grumman Corp.	442
71	Spirit Aerosystems Holdings, Inc., Class A (a)	3,069

		24,238

	Airlines — 2.7%
32	Alaska Air Group, Inc.	1,883
96	Delta Air Lines, Inc.	4,717
337	Southwest Airlines Co.	14,266

		20,866

	Commercial Services & Supplies — 0.7%
84	KAR Auction Services, Inc.	2,907
69	Pitney Bowes, Inc.	1,672
39	R.R. Donnelley & Sons Co.	647

		5,226

	Construction & Engineering — 1.8%
300	AECOM Technology Corp. (a)	9,099
28	Fluor Corp.	1,704
72	Jacobs Engineering Group, Inc. (a)	3,235

		14,038

	Electrical Equipment — 0.2%
27	Babcock & Wilcox Co. (The)	812
7	Regal-Beloit Corp.	504

		1,316

	Machinery — 2.6%
75	Crane Co.	4,397
71	Ingersoll-Rand plc	4,520
56	Oshkosh Corp.	2,739

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
60	Parker-Hannifin Corp.	7,756

		19,412

	Marine — 0.0% (g)
4	Kirby Corp. (a)	282

	Professional Services — 0.1%
9	Manpowergroup, Inc.	627

	Road & Rail — 0.2%
16	Landstar System, Inc.	1,160

	Trading Companies & Distributors — 0.1%
57	MRC Global, Inc. (a)	868
4	NOW, Inc. (a)	99
1	Veritiv Corp. (a)	68

		1,035

	Total Industrials	88,200

	Information Technology — 17.7%
	Communications Equipment — 0.7%
56	ARRIS Group, Inc. (a)	1,676
23	Harris Corp.	1,627
90	Juniper Networks, Inc.	2,004

		5,307

	Electronic Equipment, Instruments & Components — 0.5%
53	Avnet, Inc.	2,284
22	Tech Data Corp. (a)	1,410

		3,694

	Internet Software & Services — 2.0%
7	Equinix, Inc.	1,497
61	LendingClub Corp. (a)	1,543
32	LinkedIn Corp., Class A (a)	7,442
124	Twitter, Inc. (a)	4,459

		14,941

	IT Services — 5.7%
27	Alliance Data Systems Corp. (a)	7,766
412	Booz Allen Hamilton Holding Corp.	10,933
43	Fidelity National Information Services, Inc.	2,687
46	Global Payments, Inc.	3,689
240	Vantiv, Inc., Class A (a)	8,151
696	Xerox Corp.	9,651

		42,877

	Semiconductors & Semiconductor Equipment — 3.9%
266	Advanced Micro Devices, Inc. (a)	710
71	Applied Materials, Inc.	1,757

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
57	First Solar, Inc. (a)	2,528
45	KLA-Tencor Corp.	3,129
39	Lam Research Corp.	3,094
317	Marvell Technology Group Ltd., (Bermuda)	4,594
262	Micron Technology, Inc. (a)	9,173
254	ON Semiconductor Corp. (a)	2,571
31	Skyworks Solutions, Inc.	2,276

		29,832

	Software — 3.2%
166	Activision Blizzard, Inc.	3,339
38	Citrix Systems, Inc. (a)	2,437
99	Electronic Arts, Inc. (a)	4,650
46	Mobileye N.V., (Israel) (a)	1,866
348	Rovi Corp. (a)	7,868
46	Synopsys, Inc. (a)	2,000
700	Zynga, Inc., Class A (a)	1,862

		24,022

	Technology Hardware, Storage & Peripherals — 1.7%
120	Western Digital Corp.	13,284

	Total Information Technology	133,957

	Materials — 5.1%
	Chemicals — 2.2%
29	Ashland, Inc.	3,461
44	Cabot Corp.	1,943
11	Huntsman Corp.	255
37	PPG Industries, Inc.	8,472
30	Valspar Corp. (The)	2,629

		16,760

	Containers & Packaging — 1.0%
10	Avery Dennison Corp.	535
27	Crown Holdings, Inc. (a)	1,364
7	Greif, Inc., Class A	307
53	Rock-Tenn Co., Class A	3,256
43	Sealed Air Corp.	1,833

		7,295

	Metals & Mining — 1.1%
61	Alcoa, Inc.	961
4	Compass Minerals International, Inc.	339
8	Nucor Corp.	368
52	Reliance Steel & Aluminum Co.	3,198
43	Steel Dynamics, Inc.	849
106	United States Steel Corp.	2,832

		8,547

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.8%
42	Domtar Corp., (Canada)	1,673
81	International Paper Co.	4,324

		5,997

	Total Materials	38,599

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.8%
755	Frontier Communications Corp.	5,037
175	Windstream Holdings, Inc.	1,445

		6,482

	Wireless Telecommunication Services — 0.3%
20	SBA Communications Corp., Class A (a)	2,215

	Total Telecommunication Services	8,697

	Utilities — 5.7%
	Electric Utilities — 0.2%
7	Entergy Corp.	638
7	Pinnacle West Capital Corp.	458

		1,096

	Gas Utilities — 1.0%
203	UGI Corp.	7,716

	Independent Power & Renewable Electricity Producers — 0.6%
324	AES Corp.	4,460

	Multi-Utilities — 3.9%
32	Alliant Energy Corp.	2,135
46	Ameren Corp.	2,104
139	CenterPoint Energy, Inc.	3,257
97	CMS Energy Corp.	3,353
30	Consolidated Edison, Inc.	1,967
52	DTE Energy Co.	4,448
78	Public Service Enterprise Group, Inc.	3,213
39	SCANA Corp.	2,368
48	Sempra Energy	5,301
85	TECO Energy, Inc.	1,751

		29,897

	Total Utilities	43,169

	Total Common Stocks (Cost $533,242)	730,728

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.5%
	Investment Company — 3.5%
26,716	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $26,716)	26,716

	Total Investments — 99.9% (Cost $559,958)	757,444
	Other Assets in Excess of Liabilities — 0.1% (c)	522

	NET ASSETS — 100.0%	$757,966

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
156	S&P Mid Cap 400	03/20/15	$22,598	$468

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 7.0%
	Automobiles — 1.0%
1,073	Ford Motor Co.	16,635

	Diversified Consumer Services — 0.9%
86	Apollo Education Group, Inc. (a)	2,944
281	DeVry Education Group, Inc.	13,315

		16,259

	Household Durables — 0.7%
78	Jarden Corp. (a)	3,724
349	PulteGroup, Inc.	7,498

		11,222

	Internet & Catalog Retail — 0.2%
37	Expedia, Inc.	3,184

	Media — 2.5%
100	Gannett Co., Inc.	3,198
80	Time Warner Cable, Inc.	12,226
332	Time Warner, Inc.	28,325

		43,749

	Multiline Retail — 1.7%
114	Dillard’s, Inc., Class A	14,320
215	Macy’s, Inc.	14,110

		28,430

	Total Consumer Discretionary	119,479

	Consumer Staples — 6.7%
	Food & Staples Retailing — 2.5%
105	CVS Caremark Corp.	10,083
506	Kroger Co. (The)	32,497

		42,580

	Food Products — 2.7%
719	Archer-Daniels-Midland Co.	37,362
276	Pilgrim’s Pride Corp. (a)	9,044

		46,406

	Household Products — 1.1%
112	Energizer Holdings, Inc.	14,373
44	Kimberly-Clark Corp.	5,130

		19,503

	Personal Products — 0.4%
182	Herbalife Ltd.	6,861

	Total Consumer Staples	115,350

	Energy — 11.1%
	Energy Equipment & Services — 2.7%
70	Baker Hughes, Inc.	3,942
118	Halliburton Co.	4,645

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
559	National Oilwell Varco, Inc.	36,657
28	Oil States International, Inc. (a)	1,379

		46,623

	Oil, Gas & Consumable Fuels — 8.4%
359	Chevron Corp.	40,256
496	ConocoPhillips	34,233
196	Exxon Mobil Corp.	18,074
270	Marathon Oil Corp.	7,633
152	Marathon Petroleum Corp.	13,747
582	Valero Energy Corp.	28,789

		142,732

	Total Energy	189,355

	Financials — 27.9%
	Banks — 10.9%
1,951	Bank of America Corp.	34,900
769	Citigroup, Inc.	41,599
32	Comerica, Inc.	1,504
602	Fifth Third Bancorp	12,272
804	KeyCorp	11,181
175	PNC Financial Services Group, Inc. (The)	15,972
1,284	Wells Fargo & Co.	70,403

		187,831

	Capital Markets — 2.5%
108	Ameriprise Financial, Inc.	14,296
90	Goldman Sachs Group, Inc. (The)	17,493
109	Legg Mason, Inc.	5,823
129	Morgan Stanley	4,986

		42,598

	Consumer Finance — 2.1%
543	Discover Financial Services	35,587

	Insurance — 8.1%
428	Allstate Corp. (The)	30,095
55	Aspen Insurance Holdings Ltd., (Bermuda)	2,425
99	Assurant, Inc.	6,795
250	Axis Capital Holdings Ltd., (Bermuda)	12,757
80	Everest Re Group Ltd., (Bermuda)	13,658
384	Hartford Financial Services Group, Inc. (The)	16,009
134	Lincoln National Corp.	7,734
58	PartnerRe Ltd., (Bermuda)	6,620
277	Prudential Financial, Inc.	25,075
30	Travelers Cos., Inc. (The)	3,218
332	Validus Holdings Ltd., (Bermuda)	13,794

		138,180

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 4.0%
579	American Capital Agency Corp.	12,646
300	Annaly Capital Management, Inc.	3,240
679	Brandywine Realty Trust	10,857
199	Hospitality Properties Trust	6,169
672	NorthStar Realty Finance Corp.	11,807
258	Piedmont Office Realty Trust, Inc., Class A	4,861
436	RLJ Lodging Trust	14,622
35	Vornado Realty Trust	4,167

		68,369

	Real Estate Management & Development — 0.3%
141	CBRE Group, Inc., Class A (a)	4,843

	Total Financials	477,408

	Health Care — 13.8%
	Biotechnology — 2.0%
232	Gilead Sciences, Inc. (a)	21,830
98	United Therapeutics Corp. (a)	12,716

		34,546

	Health Care Equipment & Supplies — 1.2%
355	Alere, Inc. (a)	13,490
52	Edwards Lifesciences Corp. (a)	6,560

		20,050

	Health Care Providers & Services — 7.1%
278	Aetna, Inc.	24,677
306	Anthem, Inc.	38,505
68	Cardinal Health, Inc.	5,466
305	Express Scripts Holding Co. (a)	25,833
257	Health Net, Inc. (a)	13,757
195	LifePoint Hospitals, Inc. (a)	14,051

		122,289

	Pharmaceuticals — 3.5%
1,894	Pfizer, Inc.	58,999

	Total Health Care	235,884

	Industrials — 10.4%
	Aerospace & Defense — 4.2%
248	General Dynamics Corp.	34,116
252	Northrop Grumman Corp.	37,069

		71,185

	Airlines — 2.0%
91	Alaska Air Group, Inc.	5,432
298	Delta Air Lines, Inc.	14,673
317	Southwest Airlines Co.	13,399

		33,504

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.7%
531	Pitney Bowes, Inc.	12,933

	Construction & Engineering — 0.6%
356	AECOM Technology Corp. (a)	10,824

	Machinery — 2.9%
41	IDEX Corp.	3,160
315	Illinois Tool Works, Inc.	29,849
51	Parker-Hannifin Corp.	6,538
125	SPX Corp.	10,749

		50,296

	Total Industrials	178,742

	Information Technology — 10.1%
	Communications Equipment — 0.8%
1,172	Brocade Communications Systems, Inc.	13,882

	Electronic Equipment, Instruments & Components — 0.1%
118	Vishay Intertechnology, Inc.	1,672

	Semiconductors & Semiconductor Equipment — 1.3%
137	Intel Corp.	4,982
25	KLA-Tencor Corp.	1,723
127	Lam Research Corp.	10,076
152	Micron Technology, Inc. (a)	5,311

		22,092

	Software — 3.1%
393	Activision Blizzard, Inc.	7,913
129	CA, Inc.	3,916
623	Oracle Corp.	28,025
606	Rovi Corp. (a)	13,683

		53,537

	Technology Hardware, Storage & Peripherals — 4.8%
83	Apple, Inc.	9,106
1,142	Hewlett-Packard Co.	45,841
150	SanDisk Corp.	14,687
111	Western Digital Corp.	12,288

		81,922

	Total Information Technology	173,105

	Materials — 2.5%
	Chemicals — 1.7%
370	LyondellBasell Industries N.V., Class A	29,366

	Metals & Mining — 0.6%
400	United States Steel Corp.	10,696

	Paper & Forest Products — 0.2%
84	Domtar Corp., (Canada)	3,363

	Total Materials	43,425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
612	AT&T, Inc.	20,557
146	CenturyLink, Inc.	5,764
960	Frontier Communications Corp.	6,402

	Total Telecommunication Services	32,723

	Utilities — 6.3%
	Electric Utilities — 3.4%
460	American Electric Power Co., Inc.	27,949
158	Entergy Corp.	13,848
151	NextEra Energy, Inc.	16,082

		57,879

	Gas Utilities — 0.8%
369	UGI Corp.	14,032

	Independent Power & Renewable Electricity Producers — 1.7%
875	AES Corp.	12,045
278	Calpine Corp. (a)	6,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — continued
386	Dynegy, Inc. (a)	11,718

		29,911

	Multi-Utilities — 0.4%
163	Public Service Enterprise Group, Inc.	6,766

	Total Utilities	108,588

	Total Common Stocks (Cost $1,288,766)	1,674,059

Short-Term Investment — 2.4%
	Investment Company — 2.4%
40,784	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $40,784)	40,784

	Total Investments — 100.1% (Cost $1,329,550)	1,714,843
	Liabilities in Excess of Other Assets — (0.1)% (c)	(2,324)

	NET ASSETS — 100.0%	$1,712,519

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
304	E-mini S&P 500	03/20/15	$31,196	$728

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 shares.

(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$21,782		$3,362,123	$881,242
Investments in affiliates, at value	681		104,962	33,378

Total investment securities, at value	22,463		3,467,085	914,620
Foreign currency, at value	—		35	16
Deposits at broker for futures contracts	—		4,625	1,380
Receivables:
Investment securities sold	—		9,948	3,132
Fund shares sold	165		1,703	12,538
Dividends from non-affiliates	23		2,735	522
Dividends from affiliates	—	(a)	3	1

Total Assets	22,651		3,486,134	932,209

LIABILITIES:
Payables:
Due to custodian	—		16	16
Investment securities purchased	—		14,226	3,286
Fund shares redeemed	2		2,050	10,626
Variation margin on futures contracts	—		1,169	360
Accrued liabilities:
Investment advisory fees	3		1,180	299
Administration fees	—	(a)	239	6
Distribution fees	6		40	35
Shareholder servicing fees	4		431	159
Custodian and accounting fees	15		47	19
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	1
Audit fees	15		7	17
Registration Fee	10		—	20
Transfer agent fees	6		59	74
Other	4		60	32

Total Liabilities	65		19,529	14,950

Net Assets	$22,586		$3,466,605	$917,259

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$20,346	$2,611,604	$883,004
Accumulated undistributed (distributions in excess of) net investment income	2	(146)	46
Accumulated net realized gains (losses)	(2,968)	35,851	(196,596)
Net unrealized appreciation (depreciation)	5,206	819,296	230,805

Total Net Assets	$22,586	$3,466,605	$917,259

Net Assets:
Class A	$11,750	$156,237	$71,214
Class C	6,495	11,344	34,109
Class R2	—	681	805
Class R5	—	1,702,951	148,722
Select Class	4,341	1,595,392	662,409

Total	$22,586	$3,466,605	$917,259

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	350	4,142	1,771
Class C	197	303	863
Class R2	—	18	20
Class R5	—	44,861	3,697
Select Class	129	41,901	16,390

Net Asset Value (a):
Class A — Redemption price per share	$33.55	$37.72	$40.19
Class C — Offering price per share (b)	32.92	37.48	39.57
Class R2 — Offering and redemption price per share	—	37.14	39.66
Class R5 — Offering and redemption price per share	—	37.96	40.23
Select Class — Offering and redemption price per share	33.72	38.08	40.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.41	$39.81	$42.42

Cost of investments in non-affiliates	$16,576	$2,544,318	$650,885
Cost of investments in affiliates	681	104,962	33,378
Cost of foreign currency	—	35	16

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$730,728	$1,674,059
Investments in affiliates, at value	26,716	40,784

Total investment securities, at value	757,444	1,714,843
Deposits at broker for futures contracts	1,060	1,890
Receivables:
Investment securities sold	528	2,724
Fund shares sold	4,790	7,696
Dividends from non-affiliates	857	1,525
Dividends from affiliates	2	1

Total Assets	764,681	1,728,679

LIABILITIES:
Payables:
Investment securities purchased	4,661	11,860
Fund shares redeemed	1,048	2,588
Variation margin on futures contracts	292	449
Accrued liabilities:
Investment advisory fees	352	479
Administration fees	24	73
Distribution fees	91	60
Shareholder servicing fees	121	168
Custodian and accounting fees	21	28
Trustees’ and Chief Compliance Officer’s fees	—	1
Transfer agent fees	65	359
Other	40	95

Total Liabilities	6,715	16,160

Net Assets	$757,966	$1,712,519

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$559,785	$1,325,715
Accumulated undistributed (distributions in excess of) net investment income	(227)	(135)
Accumulated net realized gains (losses)	454	918
Net unrealized appreciation (depreciation)	197,954	386,021

Total Net Assets	$757,966	$1,712,519

Net Assets:
Class A	$274,140	$148,364
Class B	4,705	—
Class C	57,743	45,363
Class R2	—	2,202
Class R5	—	84,277
Class R6	—	30,831
Select Class	421,378	1,401,482

Total	$757,966	$1,712,519

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,463	4,130
Class B	245	—
Class C	2,997	1,276
Class R2	—	61
Class R5	—	2,332
Class R6	—	853
Select Class	18,378	38,870

Net Asset Value (a):
Class A — Redemption price per share	$22.00	$35.92
Class B — Offering price per share (b)	19.26	—
Class C — Offering price per share (b)	19.26	35.55
Class R2 — Offering and redemption price per share	—	35.79
Class R5 — Offering and redemption price per share	—	36.14
Class R6 — Offering and redemption price per share	—	36.15
Select Class — Offering and redemption price per share	22.93	36.06
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.22	$37.91

Cost of investments in non-affiliates	$533,242	$1,288,766
Cost of investments in affiliates	26,716	40,784

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$219		$35,180		$5,650
Dividend income from affiliates	—	(a)	10		3

Total investment income	219		35,190		5,653

EXPENSES:
Investment advisory fees	63		6,517		2,099
Administration fees	8		1,339		346
Distribution fees:
Class A	13		157		57
Class C	18		36		93
Class R2	—		1		2
Shareholder servicing fees:
Class A	13		157		57
Class C	6		12		31
Class R2	—		—	(a)	1
Class R5	—		384		33
Select Class	5		1,966		796
Custodian and accounting fees	14		51		21
Professional fees	23		32		29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	16		4
Printing and mailing costs	2		38		17
Registration and filing fees	20		46		44
Transfer agent fees	9		166		118
Other	7		45		17

Total expenses	201		10,963		3,765

Less fees waived	(83)		(126)		(320)
Less expense reimbursements	—		—		(2)

Net expenses	118		10,837		3,443

Net investment income (loss)	101		24,353		2,210

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	226		109,380		57,177
Futures	—		(707)		24
Foreign currency transactions	—		—	(a)	— (a)

Net realized gain (loss)	226		108,673		57,201

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	811		104,154		14,463
Futures	—		1,008		357

Change in net unrealized appreciation/depreciation	811		105,162		14,820

Net realized/unrealized gains (losses)	1,037		213,835		72,021

Change in net assets resulting from operations	$1,138		$238,188		$74,231

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	5,575	16,462
Dividend income from affiliates	5	5

Total investment income	5,581	16,467

EXPENSES:
Investment advisory fees	2,102	3,170
Administration fees	267	654
Distribution fees:
Class A	266	160
Class B	19	—
Class C	196	149
Class R2	—	4
Shareholder servicing fees:
Class A	266	160
Class B	7	—
Class C	65	50
Class R2	—	2
Class R5	—	21
Select Class	471	1,633
Custodian and accounting fees	20	29
Professional fees	26	28
Trustees’ and Chief Compliance Officer’s fees	3	8
Printing and mailing costs	35	74
Registration and filing fees	26	67
Transfer agent fees	188	877
Other	7	122

Total expenses	3,964	7,208

Less fees waived	(548)	(1,136)
Less expense reimbursements	—	— (a)

Net expenses	3,416	6,072

Net investment income (loss)	2,165	10,395

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,538	80,896
Futures	257	2,650

Net realized gain (loss)	18,795	83,546

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	21,865	(10,001)
Futures	295	444

Change in net unrealized appreciation/depreciation	22,160	(9,557)

Net realized/unrealized gains (losses)	40,955	73,989

Change in net assets resulting from operations	$43,120	$84,384

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101	$91	$24,353	$32,016
Net realized gain (loss)	226	1,207	108,673	336,209
Change in net unrealized appreciation/depreciation	811	1,936	105,162	251,755

Change in net assets resulting from operations	1,138	3,234	238,188	619,980

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78)	(54)	(1,555)	(777)
From net realized gains	—	—	(7,056)	—
Class C
From net investment income	(37)	(7)	(59)	(22)
From net realized gains	—	—	(488)	—
Class R2
From net investment income	—	—	(7)	(1)
From net realized gains	—	—	(20)	—
Class R5
From net investment income	—	—	(22,291)	(11,848)
From net realized gains	—	—	(75,877)	—
Select Class
From net investment income	(33)	(17)	(17,845)	(13,878)
From net realized gains	—	—	(72,997)	—

Total distributions to shareholders	(148)	(78)	(198,195)	(26,526)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,983	882	442,979	192,385

NET ASSETS:
Change in net assets	5,973	4,038	482,972	785,839
Beginning of period	16,613	12,575	2,983,633	2,197,794

End of period	$22,586	$16,613	$3,466,605	$2,983,633

Accumulated undistributed (distributions in excess of) net investment income	$2	$49	$(146)	$17,258

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,210	$6,041	$2,165	$2,713
Net realized gain (loss)	57,201	104,085	18,795	110,696
Change in net unrealized appreciation/depreciation	14,820	72,151	22,160	34,506

Change in net assets resulting from operations	74,231	182,277	43,120	147,915

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(320)	(112)	(714)	(505)
From net realized gains	—	—	(33,270)	(788)
Class B
From net investment income	—	—	(5)	—
From net realized gains	—	—	(722)	(33)
Class C
From net investment income	(45)	(8)	(74)	—
From net realized gains	—	—	(8,490)	(205)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(995)	(1,052)	—	—
Select Class
From net investment income	(3,526)	(4,372)	(1,516)	(1,684)
From net realized gains	—	—	(53,175)	(1,755)

Total distributions to shareholders	(4,887)	(5,545)	(97,966)	(4,970)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	71,733	(94,414)	215,917	(61,813)

NET ASSETS:
Change in net assets	141,077	82,318	161,071	81,132
Beginning of period	776,182	693,864	596,895	515,763

End of period	$917,259	$776,182	$757,966	$596,895

Accumulated undistributed (distributions in excess of) net investment income	$46	$2,723	$(227)	$(83)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,395	$17,585
Net realized gain (loss)	83,546	115,586
Change in net unrealized appreciation/depreciation	(9,557)	172,882

Change in net assets resulting from operations	84,384	306,053

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(783)	(1,034)
From net realized gains	(10,740)	—
Class C
From net investment income	(163)	(214)
From net realized gains	(3,334)	—
Class R2
From net investment income	(10)	(9)
From net realized gains	(155)	—
Class R5
From net investment income	(597)	(1,055)
From net realized gains	(6,160)	—
Class R6
From net investment income	(209)	(234)
From net realized gains	(2,196)	—
Select Class
From net investment income	(8,627)	(14,448)
From net realized gains	(102,921)	—

Total distributions to shareholders	(135,895)	(16,994)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	298,417	78,434

NET ASSETS:
Change in net assets	246,906	367,493
Beginning of period	1,465,613	1,098,120

End of period	$1,712,519	$1,465,613

Accumulated undistributed (distributions in excess of) net investment income	$(135)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,383	$1,047	$69,232	$51,201
Distributions reinvested	77	54	7,997	505
Cost of shares redeemed	(713)	(2,430)	(19,373)	(64,819)

Change in net assets resulting from Class A capital transactions	$1,747	$(1,329)	$57,856	$(13,113)

Class C
Proceeds from shares issued	$2,650	$997	$2,750	$1,022
Distributions reinvested	35	7	508	21
Cost of shares redeemed	(164)	(218)	(803)	(1,397)

Change in net assets resulting from Class C capital transactions	$2,521	$786	$2,455	$(354)

Class R2
Proceeds from shares issued	$—	$—	$603	$54
Distributions reinvested	—	—	10	1
Cost of shares redeemed	—	—	(98)	(99)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$515	$(44)

Class R5
Proceeds from shares issued	$—	$—	$229,726	$426,650
Distributions reinvested	—	—	98,125	11,848
Cost of shares redeemed	—	—	(3,191)	(20,847)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$324,660	$417,651

Select Class
Proceeds from shares issued	$739	$1,514	$80,054	$101,250
Distributions reinvested	22	6	75,360	11,463
Cost of shares redeemed	(46)	(95)	(97,921)	(324,468)

Change in net assets resulting from Select Class capital transactions	$715	$1,425	$57,493	$(211,755)

Total change in net assets resulting from capital transactions	$4,983	$882	$442,979	$192,385

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	73	37	1,824	1,526
Reinvested	2	2	216	15
Redeemed	(22)	(85)	(504)	(1,891)

Change in Class A Shares	53	(46)	1,536	(350)

Class C
Issued	83	34	73	30
Reinvested	1	— (a)	14	1
Redeemed	(5)	(8)	(21)	(42)

Change in Class C Shares	79	26	66	(11)

Class R2
Issued	—	—	16	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(3)	(3)

Change in Class R2 Shares	—	—	13	(1)

Class R5
Issued	—	—	6,008	12,842
Reinvested	—	—	2,615	348
Redeemed	—	—	(83)	(603)

Change in Class R5 Shares	—	—	8,540	12,587

Select Class
Issued	22	51	2,143	3,090
Reinvested	1	— (a)	2,006	335
Redeemed	(1)	(3)	(2,508)	(9,563)

Change in Select Class Shares	22	48	1,641	(6,138)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,457	$8,517	$92,222	$41,307
Distributions reinvested	307	108	32,192	1,257
Cost of shares redeemed	(8,693)	(15,891)	(23,789)	(34,483)

Change in net assets resulting from Class A capital transactions	$34,071	$(7,266)	$100,625	$8,081

Class B
Proceeds from shares issued	$—	$—	$95	$142
Distributions reinvested	—	—	691	32
Cost of shares redeemed	—	—	(1,321)	(3,652)

Change in net assets resulting from Class B capital transactions	$—	$—	$(535)	$(3,478)

Class C
Proceeds from shares issued	$14,131	$2,456	$10,120	$11,340
Distributions reinvested	35	6	7,809	192
Cost of shares redeemed	(1,755)	(2,301)	(4,573)	(8,150)

Change in net assets resulting from Class C capital transactions	$12,411	$161	$13,356	$3,382

Class R2
Proceeds from shares issued	$322	$79	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(208)	(211)	—	—

Change in net assets resulting from Class R2 capital transactions	$115	$(131)	$—	$—

Class R5
Proceeds from shares issued	$21,115	$12,500	$—	$—
Distributions reinvested	994	1,052	—	—
Cost of shares redeemed	(8,425)	(21,523)	—	—

Change in net assets resulting from Class R5 capital transactions	$13,684	$(7,971)	$—	$—

Select Class
Proceeds from shares issued	$59,914	$46,041	$84,175	$57,111
Distributions reinvested	3,214	3,875	49,164	3,315
Cost of shares redeemed	(51,676)	(129,123)	(30,868)	(130,224)

Change in net assets resulting from Select Class capital transactions	$11,452	$(79,207)	$102,471	$(69,798)

Total change in net assets resulting from capital transactions	$71,733	$(94,414)	$215,917	$(61,813)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,088	250	3,939	1,876
Reinvested	8	3	1,514	57
Redeemed	(231)	(491)	(1,010)	(1,597)

Change in Class A Shares	865	(238)	4,443	336

Class B
Issued	—	—	5	8
Reinvested	—	—	37	2
Redeemed	—	—	(61)	(188)

Change in Class B Shares	—	—	(19)	(178)

Class C
Issued	370	74	487	581
Reinvested	1	— (a)	419	10
Redeemed	(45)	(71)	(218)	(421)

Change in Class C Shares	326	3	688	170

Class R2
Issued	9	2	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	(7)	—	—

Change in Class R2 Shares	4	(5)	—	—

Class R5
Issued	535	367	—	—
Reinvested	24	31	—	—
Redeemed	(218)	(641)	—	—

Change in Class R5 Shares	341	(243)	—	—

Select Class
Issued	1,554	1,443	3,446	2,579
Reinvested	79	113	2,216	144
Redeemed	(1,303)	(3,732)	(1,222)	(5,636)

Change in Select Class Shares	330	(2,176)	4,440	(2,913)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,747	$45,132
Distributions reinvested	11,127	1,016
Cost of shares redeemed	(18,444)	(22,532)

Change in net assets resulting from Class A capital transactions	$38,430	$23,616

Class C
Proceeds from shares issued	$10,939	$8,164
Distributions reinvested	3,092	193
Cost of shares redeemed	(3,175)	(4,558)

Change in net assets resulting from Class C capital transactions	$10,856	$3,799

Class R2
Proceeds from shares issued	$1,040	$491
Distributions reinvested	103	7
Cost of shares redeemed	(214)	(289)

Change in net assets resulting from Class R2 capital transactions	$929	$209

Class R5
Proceeds from shares issued	$8,640	$10,240
Distributions reinvested	6,757	1,055
Cost of shares redeemed	(8,955)	(9,584)

Change in net assets resulting from Class R5 capital transactions	$6,442	$1,711

Class R6
Proceeds from shares issued	$12,133	$20,752
Distributions reinvested	2,405	234
Cost of shares redeemed	(2,160)	(15,146)

Change in net assets resulting from Class R6 capital transactions	$12,378	$5,840

Select Class
Proceeds from shares issued	$290,370	$447,101
Distributions reinvested	100,231	11,704
Cost of shares redeemed	(161,219)	(415,546)

Change in net assets resulting from Select Class capital transactions	$229,382	$43,259

Total change in net assets resulting from capital transactions	$298,417	$78,434

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,235	1,328
Reinvested	319	29
Redeemed	(496)	(674)

Change in Class A Shares	1,058	683

Class C
Issued	296	243
Reinvested	90	6
Redeemed	(87)	(137)

Change in Class C Shares	299	112

Class R2
Issued	28	13
Reinvested	3	— (a)
Redeemed	(6)	(9)

Change in Class R2 Shares	25	4

Class R5
Issued	232	305
Reinvested	192	30
Redeemed	(236)	(287)

Change in Class R5 Shares	188	48

Class R6
Issued	320	577
Reinvested	69	7
Redeemed	(58)	(426)

Change in Class R6 Shares	331	158

Select Class
Issued	7,693	13,485
Reinvested	2,862	337
Redeemed	(4,296)	(12,261)

Change in Select Class Shares	6,259	1,561

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$31.93	$0.18	(f)(g)	$1.66	$1.84	$(0.22)
Year Ended June 30, 2014	25.54	0.20	(f)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(h)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	31.38	0.11	(f)(g)	1.62	1.73	(0.19)
Year Ended June 30, 2014	25.14	0.05	(f)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(h)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	32.07	0.22	(f)(g)	1.69	1.91	(0.26)
Year Ended June 30, 2014	25.65	0.28	(f)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(h)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $0.03 and $0.15 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.66%, 0.22% and 0.89% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.55	5.77%	$11,750	1.15%	1.11	%(g)	2.01%	9%
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(h)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145

32.92	5.52	6,495	1.65	0.67	(g)	2.51	9
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(h)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145

33.72	5.94	4,341	0.90	1.34	(g)	1.75	9
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(h)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.28	$0.23	(f)(g)	$2.42	$2.65	$(0.38)	$(1.83)	$(2.21)
Year Ended June 30, 2014	29.76	0.30	(f)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.99	0.12	(f)(g)	2.41	2.53	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(f)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.82	0.16	(f)(g)	2.41	2.57	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(f)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.54	0.31	(f)(g)	2.45	2.76	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(f)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.61	0.27	(f)(g)	2.46	2.73	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(f)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, if applicable unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06, $0.09, $0.25 and $0.21 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.86%, 0.32%, 0.50%, 1.29% and 1.07% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.72	7.25%	$156,237	1.02%	1.19	%(g)	1.07%	25%
37.28	26.26	97,155	1.04	0.90		1.05	67
29.76	22.48	87,954	1.24	1.25		1.26	68
24.68	1.26	81,139	1.25	0.82		1.27	95
24.55	33.39	47,376	1.24	0.77		1.28	102
18.54	14.96	49,927	1.25	0.64		1.29	108

37.48	6.98	11,344	1.52	0.66	(g)	1.54	25
36.99	25.62	8,774	1.54	0.39		1.55	67
29.53	21.90	7,336	1.74	0.75		1.76	68
24.48	0.78	7,117	1.75	0.31		1.78	95
24.29	32.74	9,570	1.74	0.28		1.78	102
18.33	14.37	10,221	1.75	0.14		1.79	108

37.14	7.11	681	1.27	0.83	(g)	1.29	25
36.82	25.93	166	1.29	0.64		1.30	67
29.43	22.20	170	1.49	0.96		1.51	68
24.43	1.03	75	1.50	0.56		1.52	95
24.21	33.04	74	1.49	0.59		1.53	102
18.36	14.68	105	1.50	0.47		1.54	108

37.96	7.49	1,702,951	0.55	1.63	(g)	0.56	25
37.54	26.84	1,363,358	0.58	1.35		0.59	67
29.94	23.05	710,586	0.79	1.66		0.82	68
24.84	1.74	411,202	0.79	1.28		0.82	95
24.69	34.02	287,527	0.79	1.14		0.83	102
18.65	15.49	105,092	0.80	1.12		0.84	108

38.08	7.40	1,595,392	0.75	1.41	(g)	0.76	25
37.61	26.56	1,514,180	0.79	1.14		0.80	67
30.00	22.83	1,391,748	0.99	1.50		1.02	68
24.88	1.52	1,332,607	1.00	1.07		1.02	95
24.73	33.69	1,370,056	0.99	1.04		1.03	102
18.68	15.28	1,259,093	1.00	0.90		1.04	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.05	$0.06	(f)	$3.27	$3.33	$(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.45	(0.04	)(f)	3.21	3.17	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.49	0.01	(f)	3.23	3.24	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.09	0.14	(f)	3.29	3.43	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.23	0.10	(f)	3.30	3.40	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17,$0.00,$0.09,$0.32 and $0.26 for Class A,Class C,Class R2,Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%,0.01%,0.26%,0.96% and 0.76% for Class A,Class C,Class R2,Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$40.19	8.99%	$71,214	1.04%	0.30%		1.16%	35%
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118

39.57	8.71	34,109	1.55	(0.20)		1.66	35
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118

39.66	8.86	805	1.30	0.07		1.41	35
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118

40.23	9.24	148,722	0.62	0.73		0.71	35
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118

40.42	9.14	662,409	0.82	0.53		0.89	35
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$24.11	$0.07	(f)(g)	$1.35	$1.42	$(0.07)	$(3.46)	$(3.53)
Year Ended June 30, 2014	18.79	0.08	(f)(h)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(f)(i)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)

Class B
Six Months Ended December 31, 2014 (Unaudited)	21.56	(0.01	)(f)(g)	1.19	1.18	(0.02)	(3.46)	(3.48)
Year Ended June 30, 2014	16.86	(0.05	)(f)(h)	4.84	4.79	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(f)(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(j)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)

Class C
Six Months Ended December 31, 2014 (Unaudited)	21.56	(0.01	)(f)(g)	1.20	1.19	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(f)(h)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(f)(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	24.97	0.10	(f)(g)	1.41	1.51	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	19.45	0.14	(f)(h)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(f)(i)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.06), $(0.05) and $0.05 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.18%, (0.53)%, (0.48)% and 0.41% for Class A, Class B, Class C, and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.45)%, (0.42)% and 0.45% for Class A, Class B, Class C, and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.02), $(0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16)%, (0.17)% and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.00	6.41%	$274,140	1.15%	0.60	%(g)	1.34%	15%
24.11	29.30	193,342	1.16	0.38	(h)	1.32	64
18.79	26.30	144,405	1.23	0.78	(i)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65

19.26	6.04	4,705	1.79	(0.12	)(g)	1.86	15
21.56	28.47	5,680	1.78	(0.28	)(h)	1.83	64
16.86	25.51	7,451	1.87	0.14	(i)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65

19.26	6.07	57,743	1.79	(0.07	)(g)	1.86	15
21.56	28.43	49,796	1.79	(0.25	)(h)	1.82	64
16.87	25.51	36,073	1.87	0.13	(i)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65

22.93	6.56	421,378	0.90	0.82	(g)	1.07	15
24.97	29.61	348,077	0.91	0.62	(h)	1.08	64
19.45	26.60	327,834	0.98	1.03	(i)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.13	$0.22	(f)	$1.65	$1.87	$(0.21)	$(2.87)	$(3.08)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.80	0.13	(f)	1.63	1.76	(0.14)	(2.87)	(3.01)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)	—	(0.09)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	37.02	0.18	(f)	1.64	1.82	(0.18)	(2.87)	(3.05)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	37.33	0.29	(f)	1.65	1.94	(0.26)	(2.87)	(3.13)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)	—	(0.28)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	37.33	0.30	(f)	1.66	1.96	(0.27)	(2.87)	(3.14)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.25	0.25	(f)	1.66	1.91	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$35.92	5.33%	$148,364	0.90%		1.18%		1.12%		28%
37.13	26.17	114,036	0.94		1.19		1.17		49
29.76	26.07	71,116	0.94		1.57		1.38		48
23.99	0.14	61,097	0.95		1.54		1.47		82
24.35	32.01	83,202	0.97		1.34		1.40		72
18.64	14.23	82,062	1.11		0.95		1.44		113

35.55	5.06	45,363	1.40		0.68		1.63		28
36.80	25.50	35,963	1.44		0.69		1.67		49
29.52	25.48	25,538	1.44		1.07		1.88		48
23.80	(0.37)	22,086	1.45		1.04		1.96		82
24.16	31.30	30,172	1.47		0.84		1.90		72
18.53	13.70	30,368	1.61		0.45		1.94		113

35.79	5.21	2,202	1.15		0.93		1.43		28
37.02	25.82	1,346	1.19		0.92		1.42		49
29.69	25.74	934	1.19		1.06		1.56		48
23.95	(0.09)	70	1.20		1.29		1.73		82
24.31	31.65	70	1.21		1.07		1.65		72
18.63	13.98	53	1.36		0.70		1.69		113

36.14	5.50	84,277	0.55		1.52		0.66		28
37.33	26.60	80,008	0.59		1.53		0.72		49
29.91	26.53	62,685	0.59		1.92		0.93		48
24.10	0.49	52,183	0.60		1.88		1.03		82
24.46	32.45	50,276	0.60		1.60		0.94		72
18.71	14.75	17,566	0.66		1.37		0.99		113

36.15	5.55	30,831	0.50		1.58		0.59		28
37.33	26.66	19,495	0.54		1.41		0.67		49
29.91	26.59	10,875	0.54		1.99		0.91		48
24.10	0.54	18,840	0.55		1.86		0.97		82
24.46	15.96	32,237	0.54	(g)	1.48	(g)	0.87	(g)	72

36.06	5.43	1,401,482	0.75		1.33		0.89		28
37.25	26.35	1,214,765	0.79		1.34		0.92		49
29.85	26.26	926,972	0.79		1.71		1.12		48
24.06	0.29	705,545	0.80		1.70		1.22		82
24.42	32.17	766,468	0.80		1.44		1.14		72
18.70	14.61	138,337	0.86		1.20		1.19		113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referenced to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$22,463	$—	$—	$22,463

Intrepid America Fund
Total Investments in Securities (a)	$3,467,085	$—	$—	$3,467,085

Appreciation in Other Financial Instruments
Futures Contracts	$1,491	$—	$—	$1,491

Intrepid Growth Fund
Total Investments in Securities (a)	$914,620	$—	$—	$914,620

Appreciation in Other Financial Instruments
Futures Contracts	$448	$—	$—	$448

Intrepid Mid Cap Fund
Total Investments in Securities (a)	$757,444	$—	$—	$757,444

Appreciation in Other Financial Instruments
Futures Contracts	$468	$—	$—	$468

Intrepid Value Fund
Total Investments in Securities (a)	$1,714,843	$—	$—	$1,714,843

Appreciation in Other Financial Instruments
Futures Contracts	$728	$—	$—	$728

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$85,000	$22,966	$19,764	$38,711
Ending Notional Balance Long	98,720	33,146	22,598	31,196

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$2	$—
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	8	—
Intrepid Mid Cap Fund	22	1
Intrepid Value Fund	16	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Oper-

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

ations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	n/a	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund*	1.04	n/a	1.54	1.29%	0.60%	n/a	0.80
Intrepid Growth Fund*	0.93	n/a	1.42	1.17	0.48	n/a	0.68
Intrepid Mid Cap Fund	1.15	1.79%	1.79	n/a	n/a	n/a	0.90
Intrepid Value Fund**	0.83	n/a	1.33	1.08%	0.48%	0.43%	0.68

*	Prior to November 5, 2014 for Intrepid America Fund and prior to October 31, 2014 for Intrepid Growth Fund, there were no contractual expense limitations for Class A, Class C, Class R2, Class R5 and Select Class.
**	Effective November 11, 2014, the contractual expense limitations for all classes of Intrepid Value Fund were reduced by 0.12% from 0.95%, 1.45%, 1.20%, 0.60%, 0.55% and 0.80% for Class A, Class C, Class R2, Class R5,Class R6 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except Intrepid America Fund which is in place until at least November 5, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$60	$8	$15	$83	$—
Intrepid America Fund	—	—	29	29	—
Intrepid Growth Fund	165	114	20	299	2
Intrepid Mid Cap Fund	127	84	320	531	—
Intrepid Value Fund	429	274	389	1,092	—	(a)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	97
Intrepid Growth Fund	21
Intrepid Mid Cap Fund	17
Intrepid Value Fund	44

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$6,409	$1,707	$—	$—
Intrepid America Fund	1,004,246	775,461	—	—
Intrepid Growth Fund	326,167	283,041	—	—
Intrepid Mid Cap Fund	203,577	90,841	—	625
Intrepid Value Fund	610,136	422,479	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$17,257	$5,314	$108	$5,206
Intrepid America Fund	2,649,280	850,789	32,984	817,805
Intrepid Growth Fund	684,263	244,241	13,884	230,357
Intrepid Mid Cap Fund	559,958	209,822	12,336	197,486
Intrepid Value Fund	1,329,550	405,182	19,889	385,293

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$3,111	$3,111
Intrepid Growth Fund	251,742	—	251,742

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,190
Intrepid America Fund	243,921
Intrepid Growth Fund	104,094
Intrepid Mid Cap Fund	26,914
Intrepid Value Fund	40,207

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	36.6%	47.8%
Intrepid Growth Fund	60.4	—
Intrepid Mid Cap Fund	38.8	—

Additionally, the Funds each have one or more shareholders, each of which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,057.70	$5.96	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class C
Actual	1,000.00	1,055.20	8.55	1.65
Hypothetical	1,000.00	1,016.89	8.39	1.65
Select Class
Actual	1,000.00	1,059.40	4.67	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,072.50	5.33	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class C
Actual	1,000.00	1,069.80	7.93	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class R2
Actual	1,000.00	1,071.10	6.63	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class R5
Actual	1,000.00	1,074.90	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,074.00	3.92	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,089.90	$5.48	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,087.10	8.15	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R2
Actual	1,000.00	1,088.60	6.84	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	1,092.40	3.27	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
Select Class
Actual	1,000.00	1,091.40	4.32	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,064.10	5.98	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class B
Actual	1,000.00	1,060.40	9.30	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,060.70	9.30	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Select Class
Actual	1,000.00	1,065.60	4.69	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	1,053.30	4.66	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,050.60	7.24	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R2
Actual	1,000.00	1,052.10	5.95	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R5
Actual	1,000.00	1,055.00	2.85	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,055.50	2.59	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,054.30	3.88	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates had implemented fee waivers and expense limitations for each Fund except for the Intrepid America and Intrepid Growth Funds for the period beginning November 1, 2013. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Funds at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through the applicable fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2013, and in the first, second, and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third, second and third quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the first, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second, first, and second quintiles for Class A shares and in the first, first and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser, JPMDS and JPMFM agreed to add fee waivers and/or expense reimbursements for the Intrepid Growth Fund and to increase the fee waivers and/or expense reimbursements for the Intrepid Value Fund effective November 1, 2014. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, including the addition of fee waivers and/or expense reimbursements that would take effect on November 1, 2014, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on November 1, 2014, in light of this information, the Trustees concluded that the advisory fee was reasonable.

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-INT-1214

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2014 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited) (continued)

the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 returned 6.12%, while the Russell 1000 Index returned 5.57%, the Russell 1000 Growth Index returned 6.34% and the Russell 1000 Value Index returned 4.78%.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.53%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$312,902

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while security selection in the utilities and financials sectors was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s long positions in Southwest Airlines Co., Yahoo Inc. and Amgen Inc. Shares of Southwest Airlines rose after the company forecast revenue above analysts’ estimates amid declining fuel prices. Shares of Yahoo, an Internet portal and digital content provider, rose following the initial public offering of Alibaba Group Holding Ltd., in which Yahoo holds a significant stake. Shares of Amgen, a drug maker, rose on positive results from clinical trials of some of its key drug candidates.

Individual detractors from relative performance included the Fund’s long positions in AES Corp. and Viacom Inc. and its underweight position in ExxonMobil Corp. Shares of AES, an electric utility operator, fell after the company lowered its earnings forecast. Shares of Viacom, a provider of entertainment content, declined after the company posted weaker-than-expected results due to fewer movie releases during 2014. Shares of ExxonMobil, an integrated petrochemical company, rose as investors in the energy sector sought out larger companies that might be better positioned to withstand falling global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	3.7%
2.	Microsoft Corp.	2.8
3.	Wells Fargo & Co.	2.5
4.	Pfizer, Inc.	2.0
5.	Amgen, Inc.	1.9
6.	Hewlett-Packard Co.	1.8
7.	Oracle Corp.	1.8
8.	Bank of America Corp.	1.7
9.	Northrop Grumman Corp.	1.6
10.	Home Depot, Inc. (The).	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Stericycle, Inc.	6.7%
2.	Xcel Energy, Inc.	4.1
3.	National Instruments Corp.	3.8
4.	Team Health Holdings, Inc.	3.7
5.	Paychex, Inc.	3.5
6.	Southern Co. (The)	3.3
7.	Dick’s Sporting Goods, Inc.	3.2
8.	Motorola Solutions, Inc.	3.0
9.	Norwegian Cruise Line Holdings Ltd.	2.9
10.	Marriott International, Inc., Class A	2.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	24.0%
Health Care	15.6
Consumer Discretionary	14.2
Financials	12.5
Industrials	9.9
Consumer Staples	9.2
Energy	6.2
Utilities	2.9
Materials	2.4
Telecommunications Services	0.7
Short-Term Investment	2.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	30.4%
Consumer Discretionary	26.4
Industrials	12.1
Health Care	11.2
Consumer Staples	8.5
Utilities	7.5
Energy	2.1
Financials	1.8

*	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2006
Without Sales Charge		8.41%	15.11%	13.74%	5.99%
With Sales Charge**		2.72	9.09	12.52	5.36
CLASS C SHARES	January 31, 2006
Without CDSC		8.18	14.58	13.19	5.47
With CDSC***		7.18	13.58	13.19	5.47
SELECT CLASS SHARES	January 31, 2006	8.53	15.44	14.02	6.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from January 31, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.88%
S&P 500 Index .	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$11,391,199

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the semiconductors and the media sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from performance.

Individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Avago Technologies Ltd. and Time Warner Inc. Shares of United Continental, owner/operator of United Airlines and not held in the Benchmark, rose on strong fundamentals across the airline sector, including strong consumer spending and falling fuel prices. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones. Shares of Time Warner, a media and entertainment company, rose on a potential merger with 21st Century Fox Inc. and strong quarterly earnings.

Individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp., General Motors Co. and its short position in Southwest Airlines Co. Shares of Fluor, a provider of engineering, construction and maintenance services, declined as falling oil prices fed investor concerns about the potential for cancellations or delays in some of the company’s large energy-related projects. Shares of automaker General Motors weakened amid the company’s continued recall of autos with faulty ignition systems. Shares of Southwest Airlines rose amid overall strength in the airline sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 132% to 32%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Johnson & Johnson	2.8%
2.	Apple, Inc.	2.8
3.	Wells Fargo & Co.	2.5
4.	Occidental Petroleum Corp.	2.4
5.	Honeywell International, Inc.	2.3
6.	ACE Ltd. (Switzerland)	2.3
7.	General Motors Co.	2.0
8.	Schlumberger Ltd.	1.9
9.	Avago Technologies Ltd. (Singapore)	1.9
10.	Time Warner, Inc.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	AT&T, Inc.	2.8%
2.	Boeing Co. (The)	2.1
3.	Dover Corp.	1.9
4.	Southern Co. (The)	1.9
5.	Lockheed Martin Corp.	1.9
6.	Seagate Technology plc	1.8
7.	Intel Corp.	1.8
8.	Church & Dwight Co., Inc.	1.7
9.	Anthem, Inc.	1.7
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	20.0%
Financials	17.0
Consumer Discretionary	16.1
Health Care	14.0
Industrials	11.6
Energy	7.2
Consumer Staples	5.2
Materials	4.0
Utilities	2.1
Telecommunication Services	1.3
Short-Term Investments	1.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	19.1%
Consumer Discretionary	15.8
Financials	15.0
Information Technology	13.5
Consumer Staples	8.0
Utilities	7.0
Health Care	6.8
Energy	6.0
Materials	6.0
Telecommunication Services	2.8

*	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	November 1, 2005
Without Sales Charge		6.78%	14.34%	14.94%	10.89%
With Sales Charge**		1.19	8.32	13.71	10.24
CLASS C SHARES	November 1, 2005
Without CDSC		6.50	13.75	14.36	10.33
With CDSC***		5.50	12.75	14.36	10.33
CLASS R2 SHARES	November 3, 2008	6.64	14.04	14.63	10.70
CLASS R5 SHARES	May 15, 2006	7.00	14.85	15.44	11.37
SELECT CLASS SHARES	November 1, 2005	6.88	14.59	15.21	11.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from November 1, 2005 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.97%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$23,904

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer cyclical and semiconductors sectors was a leading contributor to performance relative to the Benchmark, while security selection in the health care and industrial cyclical sector was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s long positions in Avago Technologies Ltd., Time Warner Inc. and United Continental Holdings Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones. Shares of Time Warner, a media and entertainment company, rose on a potential merger with 21st Century Fox Inc. and strong quarterly earnings. Shares of United Continental, owner/operator of United Airlines and not held in the Benchmark, rose amid strong fundamentals across the airline sector, including strong consumer spending and falling fuel prices.

Individual detractors from relative performance included the Fund’s long positions in Fluor Corp., Johnson & Johnson and

Halliburton Co. Shares of Fluor, a provider of engineering, construction and maintenance services, declined as falling oil prices fed investor concerns about the potential for cancellations or delays in some of the company’s large energy-related projects. Shares of Johnson & Johnson, a maker of consumer health care products, declined amid investor disappointment with earnings results. Shares of Halliburton, an oilfield services company, fell on investor concerns that falling global oil prices will curb demand for the company’s services.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what they believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	3.6%
2.	Johnson & Johnson	2.6
3.	Morgan Stanley	2.0
4.	Time Warner, Inc.	2.0
5.	Microsoft Corp.	1.9
6.	Molson Coors Brewing Co., Class B	1.9
7.	United Technologies Corp.	1.9
8.	Boston Scientific Corp.	1.7
9.	Lowe’s Cos., Inc.	1.6
10.	Lam Research Corp.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Whole Foods Market, Inc.	2.2%
2.	Amazon.com, Inc.	2.2
3.	NVIDIA Corp.	2.1
4.	Netflix, Inc.	2.0
5.	Under Armour, Inc., Class A	2.0
6.	Altera Corp.	1.9
7.	Fastenal Co.	1.8
8.	Target Corp.	1.6
9.	Advanced Micro Devices, Inc.	1.6
10.	Splunk, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	19.3%
Financials	17.6
Consumer Discretionary	15.9
Health Care	12.8
Industrials	9.9
Consumer Staples	7.3
Energy	6.0
Materials	4.5
Utilities	4.3
Telecommunication Services	0.8
Short-Term Investments	1.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	18.3%
Financials	17.7
Consumer Discretionary	17.6
Consumer Staples	12.1
Health Care	9.3
Industrials	8.9
Materials	6.7
Energy	4.7
Utilities	3.4
Telecommunication Services	1.3

*	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	April 1, 2010
Without Sales Charge		7.83%	16.24%	22.39%	14.34%
With Sales Charge**		2.15	10.14	20.20	13.05
CLASS C SHARES	April 1, 2010
Without CDSC		7.56	15.60	21.77	13.76
With CDSC***		6.56	14.60	21.77	13.76
CLASS R2 SHARES	April 1, 2010	7.68	15.87	22.08	14.04
CLASS R5 SHARES	April 1, 2010	8.07	16.73	22.94	14.84
CLASS R6 SHARES	May 31, 2011	8.11	16.76	22.99	14.89
SELECT CLASS SHARES	April 1, 2010	7.97	16.48	22.67	14.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from April 1, 2010 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 128.1% (j)
Common Stocks — 125.1%
	Consumer Discretionary — 18.2%
	Auto Components — 0.9%
39	Delphi Automotive plc, (United Kingdom)	2,814

	Diversified Consumer Services — 1.9%
18	Apollo Education Group, Inc. (a)	617
3	Graham Holdings Co., Class B	2,246
87	H&R Block, Inc.	2,925

		5,788

	Hotels, Restaurants & Leisure — 1.6%
65	Hilton Worldwide Holdings, Inc. (a)	1,701
84	Restaurant Brands International, Inc., (Canada) (a)	3,270

		4,971

	Household Durables — 1.2%
46	Jarden Corp. (a)	2,203
79	PulteGroup, Inc.	1,687

		3,890

	Internet & Catalog Retail — 1.5%
4	Priceline Group, Inc. (The) (a)	4,732

	Media — 4.8%
85	Comcast Corp., Class A	4,911
26	DISH Network Corp., Class A (a)	1,924
57	Starz, Series A (a)	1,693
40	Time Warner, Inc.	3,417
43	Viacom, Inc., Class B	3,200

		15,145

	Multiline Retail — 2.2%
35	Big Lots, Inc.	1,413
5	Dillard’s, Inc., Class A	588
37	Kohl’s Corp.	2,240
38	Macy’s, Inc.	2,505

		6,746

	Specialty Retail — 3.6%
82	Best Buy Co., Inc.	3,189
47	GameStop Corp., Class A	1,595
60	Home Depot, Inc. (The)	6,322

		11,106

	Textiles, Apparel & Luxury Goods — 0.5%
15	Hanesbrands, Inc.	1,630

	Total Consumer Discretionary	56,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 11.8%
	Beverages — 2.9%
71	Coca-Cola Co. (The)	3,006
29	Molson Coors Brewing Co., Class B	2,180
41	PepsiCo, Inc.	3,886

		9,072

	Food & Staples Retailing — 3.1%
19	CVS Caremark Corp.	1,837
78	Kroger Co. (The)	5,039
38	Walgreens Boots Alliance, Inc.	2,918

		9,794

	Food Products — 3.3%
77	Archer-Daniels-Midland Co.	3,978
14	Bunge Ltd.	1,309
16	Ingredion, Inc.	1,383
95	Tyson Foods, Inc., Class A	3,825

		10,495

	Household Products — 2.3%
37	Energizer Holdings, Inc.	4,785
26	Procter & Gamble Co. (The)	2,350

		7,135

	Personal Products — 0.2%
15	Herbalife Ltd.	581

	Total Consumer Staples	37,077

	Energy — 7.9%
	Energy Equipment & Services — 3.5%
36	Baker Hughes, Inc.	2,030
28	Halliburton Co.	1,082
28	Helmerich & Payne, Inc.	1,894
78	National Oilwell Varco, Inc.	5,105
10	Schlumberger Ltd.	811

		10,922

	Oil, Gas & Consumable Fuels — 4.4%
31	Chevron Corp.	3,486
36	ConocoPhillips	2,518
44	Occidental Petroleum Corp.	3,547
86	Valero Energy Corp.	4,272

		13,823

	Total Energy	24,745

	Financials — 16.0%
	Banks — 7.3%
373	Bank of America Corp.	6,678

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
76	Citigroup, Inc.	4,111
163	KeyCorp	2,260
181	Wells Fargo & Co.	9,949

		22,998

	Capital Markets — 0.5%
11	Ameriprise Financial, Inc.	1,468

	Consumer Finance — 3.4%
55	Capital One Financial Corp.	4,540
94	Discover Financial Services	6,141

		10,681

	Insurance — 3.8%
69	Allstate Corp. (The)	4,858
27	American International Group, Inc.	1,523
27	Lincoln National Corp.	1,528
7	PartnerRe Ltd., (Bermuda)	799
34	Prudential Financial, Inc.	3,103

		11,811

	Real Estate Investment Trusts (REITs) — 1.0%
14	American Tower Corp.	1,374
51	RLJ Lodging Trust	1,703

		3,077

	Total Financials	50,035

	Health Care — 20.0%
	Biotechnology — 5.0%
49	Amgen, Inc.	7,786
50	Gilead Sciences, Inc. (a)	4,693
28	Vertex Pharmaceuticals, Inc. (a)	3,294

		15,773

	Health Care Equipment & Supplies — 3.3%
26	Becton, Dickinson and Co.	3,563
54	Medtronic, Inc.	3,899
30	Stryker Corp.	2,839

		10,301

	Health Care Providers & Services — 7.6%
47	Anthem, Inc.	5,881
43	Cigna Corp.	4,374
29	HCA Holdings, Inc. (a)	2,143
20	Humana, Inc.	2,858
11	LifePoint Hospitals, Inc. (a)	805
21	McKesson Corp.	4,401
47	Omnicare, Inc.	3,421

		23,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.1%
49	Merck & Co., Inc.	2,805
36	Mylan, Inc. (a)	2,041
254	Pfizer, Inc.	7,925

		12,771

	Total Health Care	62,728

	Industrials — 12.7%
	Aerospace & Defense — 5.8%
35	Boeing Co. (The)	4,536
6	General Dynamics Corp.	853
7	Huntington Ingalls Industries, Inc.	765
43	Northrop Grumman Corp.	6,323
53	Raytheon Co.	5,700

		18,177

	Air Freight & Logistics — 0.4%
7	FedEx Corp.	1,198

	Airlines — 3.0%
17	Alaska Air Group, Inc.	1,004
44	Delta Air Lines, Inc.	2,145
134	Southwest Airlines Co.	5,654
6	United Continental Holdings, Inc. (a)	394

		9,197

	Commercial Services & Supplies — 0.6%
81	Pitney Bowes, Inc.	1,976

	Construction & Engineering — 1.5%
158	AECOM Technology Corp. (a)	4,811

	Industrial Conglomerates — 1.0%
38	Danaher Corp.	3,242

	Machinery — 0.4%
14	SPX Corp.	1,186

	Total Industrials	39,787

	Information Technology — 30.8%
	Communications Equipment — 3.0%
176	Brocade Communications Systems, Inc.	2,086
186	Cisco Systems, Inc.	5,162
28	QUALCOMM, Inc.	2,089

		9,337

	Internet Software & Services — 2.0%
2	Google, Inc., Class A (a)	929
17	VeriSign, Inc. (a)	963
84	Yahoo!, Inc. (a)	4,263

		6,155

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 3.4%
99	Computer Sciences Corp.	6,242
15	Global Payments, Inc.	1,203
22	MasterCard, Inc., Class A	1,878
6	Visa, Inc., Class A	1,469

		10,792

	Semiconductors & Semiconductor Equipment — 3.7%
37	Broadcom Corp., Class A	1,582
25	KLA-Tencor Corp.	1,751
63	Lam Research Corp.	5,006
90	Micron Technology, Inc. (a)	3,133

		11,472

	Software — 9.1%
160	Activision Blizzard, Inc.	3,222
239	Microsoft Corp.	11,118
159	Oracle Corp.	7,150
156	Rovi Corp. (a)	3,522
133	Symantec Corp.	3,402

		28,414

	Technology Hardware, Storage & Peripherals — 9.6%
135	Apple, Inc.	14,868
182	Hewlett-Packard Co.	7,288
21	SanDisk Corp.	2,067
53	Western Digital Corp.	5,834

		30,057

	Total Information Technology	96,227

	Materials — 3.1%
	Chemicals — 2.0%
19	Dow Chemical Co. (The)	848
28	LyondellBasell Industries N.V., Class A	2,247
14	PPG Industries, Inc.	3,211

		6,306

	Containers & Packaging — 1.1%
78	Sealed Air Corp.	3,305

	Total Materials	9,611

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
44	AT&T, Inc.	1,490
25	Verizon Communications, Inc.	1,153

	Total Telecommunication Services	2,643

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.8%
	Electric Utilities — 1.0%
34	Entergy Corp.	2,948

	Gas Utilities — 1.8%
149	UGI Corp.	5,659

	Independent Power & Renewable Electricity Producers — 1.0%
180	AES Corp.	2,485
23	Dynegy, Inc. (a)	683

		3,168

	Total Utilities	11,775

	Total Common Stocks (Cost $296,311)	391,450

Short-Term Investment — 3.0%
	Investment Company — 3.0%
9,454	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $9,454)	9,454

	Total Investments — 128.1% (Cost $305,765)	400,904
	Liabilities in Excess of Other Assets — (28.1)% (c)	(88,002)

	NET ASSETS — 100.0%	$312,902

Short Positions — 28.3%
Common Stocks — 28.3%
	Consumer Discretionary — 7.5%
	Hotels, Restaurants & Leisure — 2.7%
30	Carnival Corp.	1,364
31	Marriott International, Inc., Class A	2,442
55	Norwegian Cruise Line Holdings Ltd. (a)	2,591
5	Panera Bread Co., Class A (a)	857
16	Starbucks Corp.	1,288

		8,542

	Household Durables — 0.3%
6	Mohawk Industries, Inc. (a)	979

	Internet & Catalog Retail — 0.5%
4	Amazon.com, Inc. (a)	1,366

	Leisure Products — 0.5%
51	Mattel, Inc.	1,587

	Media — 0.8%
8	Charter Communications, Inc., Class A (a)	1,399
14	Madison Square Garden Co. (The), Class A (a)	1,054

		2,453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Specialty Retail — 2.7%
24	Cabela’s, Inc. (a)	1,249
19	CarMax, Inc. (a)	1,245
58	Dick’s Sporting Goods, Inc.	2,880
20	Restoration Hardware Holdings, Inc. (a)	1,901
13	Ross Stores, Inc.	1,216

		8,491

	Total Consumer Discretionary	23,418

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.6%
23	United Natural Foods, Inc. (a)	1,756

	Food Products — 1.1%
16	Hershey Co. (The)	1,694
25	McCormick & Co., Inc. (Non-Voting)	1,850

		3,544

	Personal Products — 0.7%
30	Estee Lauder Cos., Inc. (The), Class A	2,279

	Total Consumer Staples	7,579

	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
38	Cabot Oil & Gas Corp.	1,116
14	Range Resources Corp.	770

	Total Energy	1,886

	Financials — 0.5%
	Banks — 0.5%
140	Investors Bancorp, Inc.	1,569

	Health Care — 3.2%
	Biotechnology — 0.1%
7	Cepheid, Inc. (a)	401

	Health Care Providers & Services — 1.9%
12	Acadia Healthcare Co., Inc. (a)	741
57	Team Health Holdings, Inc. (a)	3,302
38	Tenet Healthcare Corp. (a)	1,925

		5,968

	Pharmaceuticals — 1.2%
30	Hospira, Inc. (a)	1,849
40	Zoetis, Inc.	1,730

		3,579

	Total Health Care	9,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.4%
	Commercial Services & Supplies — 2.2%
22	Republic Services, Inc.	874
45	Stericycle, Inc. (a)	5,951

		6,825

	Road & Rail — 0.5%
15	Kansas City Southern	1,769

	Trading Companies & Distributors — 0.7%
46	Fastenal Co.	2,165

	Total Industrials	10,759

	Information Technology — 8.6%
	Communications Equipment — 1.4%
40	Motorola Solutions, Inc.	2,703
29	ViaSat, Inc. (a)	1,822

		4,525

	Electronic Equipment, Instruments & Components — 1.8%
34	Amphenol Corp., Class A	1,808
5	IPG Photonics Corp. (a)	375
108	National Instruments Corp.	3,353

		5,536

	Internet Software & Services — 0.5%
21	Rackspace Hosting, Inc. (a)	1,002
5	Zillow, Inc., Class A (a)	497

		1,499

	IT Services — 1.2%
9	Automatic Data Processing, Inc.	750
66	Paychex, Inc.	3,066

		3,816

	Semiconductors & Semiconductor Equipment — 0.9%
76	Applied Materials, Inc.	1,882
24	Linear Technology Corp.	1,085

		2,967

	Software — 2.2%
4	FireEye, Inc. (a)	123
8	NetSuite, Inc. (a)	819
31	Red Hat, Inc. (a)	2,116
39	salesforce.com, Inc. (a)	2,295
6	Ultimate Software Group, Inc. (The) (a)	896
180	Zynga, Inc., Class A (a)	479

		6,728

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 0.6%
17	NCR Corp. (a)	481
17	Stratasys Ltd. (a)	1,421

		1,902

	Total Information Technology	26,973

	Utilities — 2.1%
	Electric Utilities — 2.1%
60	Southern Co. (The)	2,956
102	Xcel Energy, Inc.	3,664

	Total Utilities	6,620

	Total Securities Sold Short (Proceeds $78,125)	$88,752

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
90	E-mini S&P 500	03/20/15	$9,236	$125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 131.0% (j)
Common Stocks — 129.1%
	Consumer Discretionary — 21.2%
	Auto Components — 0.4%
1,013	Johnson Controls, Inc.	48,991

	Automobiles — 2.7%
8,677	General Motors Co.	302,914

	Hotels, Restaurants & Leisure — 2.6%
430	Carnival Corp.	19,495
224	Dunkin’ Brands Group, Inc.	9,534
1,073	Royal Caribbean Cruises Ltd.	88,414
912	Starbucks Corp.	74,817
358	Starwood Hotels & Resorts Worldwide, Inc.	29,053
967	Yum! Brands, Inc.	70,453

		291,766

	Household Durables — 2.2%
1,516	D.R. Horton, Inc.	38,341
1,327	Harman International Industries, Inc.	141,557
1,247	PulteGroup, Inc.	26,770
1,087	Toll Brothers, Inc. (a)	37,247

		243,915

	Internet & Catalog Retail — 0.7%
74	Priceline Group, Inc. (The) (a)	83,886

	Media — 6.4%
1,483	CBS Corp. (Non-Voting), Class B	82,069
403	Charter Communications, Inc., Class A (a)	67,195
1,231	Comcast Corp., Class A	71,438
741	DISH Network Corp., Class A (a)	53,996
3,065	Time Warner, Inc.	261,819
4,241	Twenty-First Century Fox, Inc., Class A	162,860
816	Twenty-First Century Fox, Inc., Class B	30,096

		729,473

	Multiline Retail — 0.6%
192	Dollar General Corp. (a)	13,603
749	Dollar Tree, Inc. (a)	52,709

		66,312

	Specialty Retail — 4.3%
47	AutoZone, Inc. (a)	29,371
661	Home Depot, Inc. (The)	69,434
3,500	Lowe’s Cos., Inc.	240,788
65	Tiffany & Co.	6,974
2,147	TJX Cos., Inc. (The)	147,212

		493,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.3%
896	lululemon athletica, Inc., (Canada) (a)	49,984
328	PVH Corp.	42,016
299	Ralph Lauren Corp.	55,422

		147,422

	Total Consumer Discretionary	2,408,458

	Consumer Staples — 6.8%
	Beverages — 1.8%
2,506	Coca-Cola Co. (The)	105,795
952	Constellation Brands, Inc., Class A (a)	93,444
84	PepsiCo, Inc.	7,896

		207,135

	Food & Staples Retailing — 1.3%
303	Costco Wholesale Corp.	42,950
1,013	CVS Health Corp.	97,605

		140,555

	Food Products — 1.0%
639	General Mills, Inc.	34,057
2,163	Mondelez International, Inc., Class A	78,579

		112,636

	Household Products — 1.9%
713	Colgate-Palmolive Co.	49,335
8	Energizer Holdings, Inc.	977
1,830	Procter & Gamble Co. (The)	166,737

		217,049

	Personal Products — 0.0% (g)
37	Estee Lauder Cos., Inc. (The), Class A	2,847

	Tobacco — 0.8%
1,156	Philip Morris International, Inc.	94,149

	Total Consumer Staples	774,371

	Energy — 9.4%
	Energy Equipment & Services — 3.4%
1,816	Baker Hughes, Inc.	101,832
3,364	Schlumberger Ltd.	287,310
207	Weatherford International plc, (Switzerland) (a)	2,372

		391,514

	Oil, Gas & Consumable Fuels — 6.0%
565	Anadarko Petroleum Corp.	46,650
1,542	California Resources Corp. (a)	8,495
53	Cheniere Energy, Inc. (a)	3,710
248	Chevron Corp.	27,798

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
58	Concho Resources, Inc. (a)	5,820
344	CONSOL Energy, Inc.	11,628
62	EOG Resources, Inc.	5,717
383	EQT Corp.	29,031
569	Exxon Mobil Corp.	52,593
239	Kinder Morgan, Inc.	10,117
541	Marathon Oil Corp.	15,318
229	Marathon Petroleum Corp.	20,664
4,360	Occidental Petroleum Corp.	351,427
495	Phillips 66	35,469
25	Pioneer Natural Resources Co.	3,706
595	Southwestern Energy Co. (a)	16,249
661	TransCanada Corp., (Canada)	32,439
79	WPX Energy, Inc. (a)	923

		677,754

	Total Energy	1,069,268

	Financials — 22.3%
	Banks — 7.8%
12,545	Bank of America Corp.	224,431
584	BB&T Corp.	22,697
3,962	Citigroup, Inc.	214,399
57	East West Bancorp, Inc.	2,209
42	Fifth Third Bancorp	852
12	PNC Financial Services Group, Inc. (The)	1,139
77	Regions Financial Corp.	817
265	SunTrust Banks, Inc.	11,120
252	SVB Financial Group (a)	29,241
6,851	Wells Fargo & Co.	375,573

		882,478

	Capital Markets — 6.6%
128	Affiliated Managers Group, Inc. (a)	27,137
394	Ameriprise Financial, Inc.	52,075
338	BlackRock, Inc.	120,816
2,984	Charles Schwab Corp. (The)	90,091
534	Goldman Sachs Group, Inc. (The)	103,474
3,280	Invesco Ltd.	129,614
5,300	Morgan Stanley	205,659
40	State Street Corp.	3,132
670	TD Ameritrade Holding Corp.	23,968

		755,966

	Consumer Finance — 0.4%
919	Ally Financial, Inc. (a)	21,718
1,331	Santander Consumer USA Holdings, Inc.	26,101

		47,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 0.2%
120	Intercontinental Exchange, Inc.	26,268

	Insurance — 6.4%
2,981	ACE Ltd., (Switzerland)	342,437
305	Aflac, Inc.	18,629
873	American International Group, Inc.	48,917
329	Axis Capital Holdings Ltd., (Bermuda)	16,804
264	Hartford Financial Services Group, Inc. (The)	10,996
2,854	Marsh & McLennan Cos., Inc.	163,338
1,338	MetLife, Inc.	72,383
92	Prudential Financial, Inc.	8,293
597	Willis Group Holdings plc, (United Kingdom)	26,760
456	XL Group plc, (Ireland)	15,669

		724,226

	Real Estate Investment Trusts (REITs) — 0.9%
9	AvalonBay Communities, Inc.	1,443
82	Boston Properties, Inc.	10,581
631	DDR Corp.	11,593
48	Equity One, Inc.	1,212
91	General Growth Properties, Inc.	2,565
31	Liberty Property Trust	1,172
161	Mid-America Apartment Communities, Inc.	12,051
455	Omega Healthcare Investors, Inc.	17,792
775	Prologis, Inc.	33,367
95	Vornado Realty Trust	11,232

		103,008

	Total Financials	2,539,765

	Health Care — 18.3%
	Biotechnology — 4.0%
148	Alexion Pharmaceuticals, Inc. (a)	27,458
537	Biogen Idec, Inc. (a)	182,341
962	Celgene Corp. (a)	107,630
693	Gilead Sciences, Inc. (a)	65,365
613	Vertex Pharmaceuticals, Inc. (a)	72,832

		455,626

	Health Care Equipment & Supplies — 2.5%
1,000	Abbott Laboratories	45,027
7,261	Boston Scientific Corp. (a)	96,212
180	Covidien plc, (Ireland)	18,382
1,364	Stryker Corp.	128,652

		288,273

	Health Care Providers & Services — 4.7%
289	Cigna Corp.	29,695

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care Providers & Services — continued
922	Humana, Inc.	132,394
580	McKesson Corp.	120,482
2,514	UnitedHealth Group, Inc.	254,093

		536,664

	Health Care Technology — 0.1%
531	Allscripts Healthcare Solutions, Inc. (a)	6,775
95	Cerner Corp. (a)	6,112

		12,887

	Pharmaceuticals — 7.0%
163	Actavis plc (a)	41,846
94	Allergan, Inc.	19,964
2,004	Bristol-Myers Squibb Co.	118,294
3,997	Johnson & Johnson	417,992
2,997	Merck & Co., Inc.	170,217
162	Perrigo Co. plc, (Ireland)	27,076

		795,389

	Total Health Care	2,088,839

	Industrials — 15.3%
	Aerospace & Defense — 5.4%
3,488	Honeywell International, Inc.	348,487
526	L-3 Communications Holdings, Inc.	66,351
202	Northrop Grumman Corp.	29,719
6	Precision Castparts Corp.	1,445
1,464	United Technologies Corp.	168,404

		614,406

	Airlines — 2.3%
1,641	Delta Air Lines, Inc.	80,738
2,700	United Continental Holdings, Inc. (a)	180,605

		261,343

	Building Products — 1.2%
1,753	Fortune Brands Home & Security, Inc.	79,340
2,171	Masco Corp.	54,706

		134,046

	Construction & Engineering — 1.1%
2,094	Fluor Corp.	126,929

	Electrical Equipment — 0.8%
561	Eaton Corp. plc	38,097
859	Emerson Electric Co.	53,030

		91,127

	Industrial Conglomerates — 0.8%
1,022	Danaher Corp.	87,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.2%
82	Flowserve Corp.	4,901
911	Ingersoll-Rand plc	57,723
2,385	PACCAR, Inc.	162,209
44	Pall Corp.	4,433
32	Pentair plc, (United Kingdom)	2,118
158	SPX Corp.	13,562
41	WABCO Holdings, Inc. (a)	4,293

		249,239

	Road & Rail — 1.5%
2,833	CSX Corp.	102,637
599	Union Pacific Corp.	71,368

		174,005

	Total Industrials	1,738,679

	Information Technology — 26.2%
	Communications Equipment — 1.1%
1,701	QUALCOMM, Inc.	126,427

	Internet Software & Services — 4.3%
2,157	Facebook, Inc., Class A (a)	168,319
311	Google, Inc., Class A (a)	164,815
285	Google, Inc., Class C (a)	150,230
37	LinkedIn Corp., Class A (a)	8,471

		491,835

	IT Services — 5.1%
2,191	Accenture plc, (Ireland), Class A	195,667
288	Alliance Data Systems Corp. (a)	82,355
765	Cognizant Technology Solutions Corp., Class A (a)	40,284
1,439	Fidelity National Information Services, Inc.	89,475
649	Visa, Inc., Class A	170,191

		577,972

	Semiconductors & Semiconductor Equipment — 6.6%
1,046	Applied Materials, Inc.	26,067
2,847	Avago Technologies Ltd., (Singapore)	286,354
1,359	Broadcom Corp., Class A	58,898
963	Freescale Semiconductor Ltd. (a)	24,293
2,445	KLA-Tencor Corp.	171,955
2,300	Lam Research Corp.	182,484

		750,051

	Software — 4.7%
1,698	Adobe Systems, Inc. (a)	123,461
266	Citrix Systems, Inc. (a)	16,954
5,328	Microsoft Corp.	247,488

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Software — continued
3,278	Oracle Corp.	147,390
51	VMware, Inc., Class A (a)	4,191

		539,484

	Technology Hardware, Storage & Peripherals — 4.4%
3,742	Apple, Inc.	413,091
1,075	Hewlett-Packard Co.	43,136
382	Western Digital Corp.	42,304

		498,531

	Total Information Technology	2,984,300

	Materials — 5.2%
	Chemicals — 2.5%
7	Ashland, Inc.	850
875	Axiall Corp.	37,171
1,587	Dow Chemical Co. (The)	72,361
743	E.I. du Pont de Nemours & Co.	54,923
2,595	Mosaic Co. (The)	118,443
27	Potash Corp. of Saskatchewan, Inc., (Canada)	968

		284,716

	Construction Materials — 0.3%
308	Martin Marietta Materials, Inc.	33,988

	Containers & Packaging — 0.5%
520	Crown Holdings, Inc. (a)	26,444
895	Sealed Air Corp.	37,973

		64,417

	Metals & Mining — 1.9%
9,194	Alcoa, Inc.	145,180
2,528	United States Steel Corp.	67,595

		212,775

	Total Materials	595,896

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.6%
3,837	Verizon Communications, Inc.	179,487

	Wireless Telecommunication Services — 0.1%
471	T-Mobile US, Inc. (a)	12,681

	Total Telecommunication Services	192,168

	Utilities — 2.7%
	Electric Utilities — 2.1%
647	Edison International	42,384
2,675	Exelon Corp.	99,202
716	NextEra Energy, Inc.	76,072
554	PPL Corp.	20,124

		237,782

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.0% (g)
18	AGL Resources, Inc.	970

	Multi-Utilities — 0.6%
927	CenterPoint Energy, Inc.	21,728
389	CMS Energy Corp.	13,507
396	Dominion Resources, Inc.	30,451
110	NiSource, Inc.	4,660

		70,346

	Total Utilities	309,098

	Total Common Stocks (Cost $10,581,520)	14,700,842

Short-Term Investment — 1.9%
	Investment Company — 1.9%
219,954	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $219,954)	219,954

	Total Investments — 131.0% (Cost $10,801,474)	14,920,796
	Liabilities in Excess of Other Assets — (31.0)% (c)	(3,529,597)

	NET ASSETS — 100.0%	$11,391,199

Short Positions — 31.3%
Common Stocks — 31.3%
	Consumer Discretionary — 4.9%
	Auto Components — 0.2%
9	Autoliv, Inc., (Sweden)	924
362	BorgWarner, Inc.	19,867

		20,791

	Automobiles — 0.5%
3,551	Ford Motor Co.	55,038

	Hotels, Restaurants & Leisure — 0.8%
404	Darden Restaurants, Inc.	23,669
863	Hilton Worldwide Holdings, Inc. (a)	22,528
455	Marriott International, Inc., Class A	35,501
122	McDonald’s Corp.	11,415

		93,113

	Household Durables — 0.1%
235	Lennar Corp., Class A	10,523

	Internet & Catalog Retail — 0.3%
90	Netflix, Inc. (a)	30,683

	Leisure Products — 0.0% (g)
138	Hasbro, Inc.	7,596

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Media — 1.0%
111	AMC Networks, Inc., Class A (a)	7,098
164	Omnicom Group, Inc.	12,705
744	Scripps Networks Interactive, Inc., Class A	55,964
386	Viacom, Inc., Class B	29,069
108	Walt Disney Co. (The)	10,163

		114,999

	Multiline Retail — 0.5%
191	Kohl’s Corp.	11,654
271	Macy’s, Inc.	17,843
433	Target Corp.	32,882

		62,379

	Specialty Retail — 0.8%
75	Advance Auto Parts, Inc.	11,926
566	Bed Bath & Beyond, Inc. (a)	43,093
180	O’Reilly Automotive, Inc. (a)	34,681

		89,700

	Textiles, Apparel & Luxury Goods — 0.7%
454	NIKE, Inc., Class B	43,687
541	Under Armour, Inc., Class A (a)	36,743

		80,430

	Total Consumer Discretionary	565,252

	Consumer Staples — 2.5%
	Beverages — 0.3%
82	Boston Beer Co., Inc. (The), Class A (a)	23,782
135	Brown-Forman Corp., Class B	11,868

		35,650

	Food & Staples Retailing — 1.3%
405	Kroger Co. (The)	26,013
1,314	Sysco Corp.	52,150
250	Wal-Mart Stores, Inc.	21,480
912	Whole Foods Market, Inc.	46,008

		145,651

	Food Products — 0.2%
27	ConAgra Foods, Inc.	969
256	Mead Johnson Nutrition Co.	25,696

		26,665

	Household Products — 0.5%
754	Church & Dwight Co., Inc.	59,425

	Tobacco — 0.2%
337	Altria Group, Inc.	16,582

	Total Consumer Staples	283,973

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.9%
	Energy Equipment & Services — 0.4%
265	Cameron International Corp. (a)	13,229
307	FMC Technologies, Inc. (a)	14,381
29	National Oilwell Varco, Inc.	1,887
511	Tenaris S.A., (Luxembourg), ADR	15,437
52	Transocean Ltd., (Switzerland)	954

		45,888

	Oil, Gas & Consumable Fuels — 1.5%
752	ConocoPhillips	51,911
593	Enbridge, Inc., (Canada)	30,468
16	Energen Corp.	1,014
150	Murphy Oil Corp.	7,599
874	ONEOK, Inc.	43,493
594	Spectra Energy Corp.	21,550
249	Williams Cos., Inc. (The)	11,195

		167,230

	Total Energy	213,118

	Financials — 4.7%
	Banks — 0.9%
577	Associated Banc-Corp.	10,741
424	BancorpSouth, Inc.	9,542
821	Citizens Financial Group, Inc.	20,421
386	Comerica, Inc.	18,070
445	Synovus Financial Corp.	12,053
618	U.S. Bancorp	27,769

		98,596

	Capital Markets — 0.4%
440	Franklin Resources, Inc.	24,364
305	Northern Trust Corp.	20,569
16	T. Rowe Price Group, Inc.	1,370

		46,303

	Consumer Finance — 0.4%
349	American Express Co.	32,492
193	Capital One Financial Corp.	15,932

		48,424

	Insurance — 1.5%
493	Allstate Corp. (The)	34,629
116	Aon plc, (United Kingdom)	11,045
103	Chubb Corp. (The)	10,667
49	PartnerRe Ltd., (Bermuda)	5,587
426	Principal Financial Group, Inc.	22,103
834	Progressive Corp. (The)	22,502

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Insurance — continued
662	Torchmark Corp.	35,859
97	Travelers Cos., Inc. (The)	10,306
435	W.R. Berkley Corp.	22,316

		175,014

	Real Estate Investment Trusts (REITs) — 1.3%
139	Federal Realty Investment Trust	18,563
485	HCP, Inc.	21,348
327	Health Care REIT, Inc.	24,707
185	Home Properties, Inc.	12,158
53	Kimco Realty Corp.	1,331
26	Realty Income Corp.	1,226
11	SL Green Realty Corp.	1,368
46	UDR, Inc.	1,406
813	Ventas, Inc.	58,293
45	Washington Real Estate Investment Trust	1,248

		141,648

	Thrifts & Mortgage Finance — 0.2%
1,593	People’s United Financial, Inc.	24,175

	Total Financials	534,160

	Health Care — 2.1%
	Biotechnology — 0.1%
54	Amgen, Inc.	8,624

	Health Care Equipment & Supplies — 0.6%
443	Baxter International, Inc.	32,497
64	C.R. Bard, Inc.	10,654
28	Medtronic, Inc.	2,016
225	Zimmer Holdings, Inc.	25,563

		70,730

	Health Care Providers & Services — 0.7%
17	AmerisourceBergen Corp.	1,557
473	Anthem, Inc.	59,382
12	Cardinal Health, Inc.	977
260	Express Scripts Holding Co. (a)	22,036
21	Premier, Inc., Class A (a)	711

		84,663

	Health Care Technology — 0.1%
273	Medidata Solutions, Inc. (a)	13,040
28	Quality Systems, Inc.	433

		13,473

	Pharmaceuticals — 0.6%
380	AbbVie, Inc.	24,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
1,296	Pfizer, Inc.	40,356

		65,217

	Total Health Care	242,707

	Industrials — 6.0%
	Aerospace & Defense — 1.8%
578	Boeing Co. (The)	75,180
343	Lockheed Martin Corp.	66,027
413	Raytheon Co.	44,700
527	Textron, Inc.	22,203

		208,110

	Air Freight & Logistics — 0.5%
441	C.H. Robinson Worldwide, Inc.	33,054
206	United Parcel Service, Inc., Class B	22,941

		55,995

	Airlines — 0.7%
409	American Airlines Group, Inc.	21,915
1,257	Southwest Airlines Co.	53,200

		75,115

	Commercial Services & Supplies — 0.2%
590	ADT Corp. (The)	21,391

	Electrical Equipment — 0.5%
479	Rockwell Automation, Inc.	53,266

	Industrial Conglomerates — 0.9%
355	3M Co.	58,296
1,964	General Electric Co.	49,640

		107,936

	Machinery — 1.2%
20	AGCO Corp.	913
550	Caterpillar, Inc.	50,329
169	Deere & Co.	14,924
967	Dover Corp.	69,331

		135,497

	Road & Rail — 0.2%
214	Norfolk Southern Corp.	23,432

	Trading Companies & Distributors — 0.0% (g)
28	Fastenal Co.	1,353

	Total Industrials	682,095

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Information Technology — 4.2%
	Communications Equipment — 0.1%
364	Cisco Systems, Inc.	10,114

	IT Services — 1.1%
392	Fiserv, Inc. (a)	27,800
144	Global Payments, Inc.	11,620
239	MasterCard, Inc., Class A	20,557
640	Paychex, Inc.	29,535
621	Total System Services, Inc.	21,080
321	Vantiv, Inc., Class A (a)	10,878

		121,470

	Semiconductors & Semiconductor Equipment — 2.0%
3,126	Advanced Micro Devices, Inc. (a)	8,346
1,532	Altera Corp.	56,596
1,729	Intel Corp.	62,730
420	Linear Technology Corp.	19,131
892	Maxim Integrated Products, Inc.	28,422
2,849	NVIDIA Corp.	57,128

		232,353

	Software — 0.4%
62	Intuit, Inc.	5,702
46	Red Hat, Inc. (a)	3,162
573	salesforce.com, Inc. (a)	34,009

		42,873

	Technology Hardware, Storage & Peripherals — 0.6%
377	EMC Corp.	11,209
957	Seagate Technology plc	63,626

		74,835

	Total Information Technology	481,645

	Materials — 1.9%
	Chemicals — 1.3%
306	Cabot Corp.	13,407
264	Eastman Chemical Co.	20,043
322	Ecolab, Inc.	33,662
448	LyondellBasell Industries N.V., Class A	35,598
570	OM Group, Inc.	16,972
214	Praxair, Inc.	27,785

		147,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.5%
381	Ball Corp.	25,951
478	Bemis Co., Inc.	21,628
109	MeadWestvaco Corp.	4,823

		52,402

	Metals & Mining — 0.1%
57	Compass Minerals International, Inc.	4,920
352	Freeport-McMoRan, Inc.	8,222

		13,142

	Total Materials	213,011

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
2,977	AT&T, Inc.	99,998

	Utilities — 2.2%
	Electric Utilities — 1.0%
120	Duke Energy Corp.	10,033
189	Entergy Corp.	16,499
212	Northeast Utilities	11,362
1,362	Southern Co. (The)	66,872
312	Xcel Energy, Inc.	11,200

		115,966

	Gas Utilities — 0.2%
286	National Fuel Gas Co.	19,896
25	UGI Corp.	946

		20,842

	Multi-Utilities — 1.0%
362	Ameren Corp.	16,720
635	Consolidated Edison, Inc.	41,898
908	SCANA Corp.	54,844
18	Wisconsin Energy Corp.	965

		114,427

	Total Utilities	251,235

	Total Securities Sold Short (Proceeds $3,298,176)	$3,567,194

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,778	E-mini S&P 500	03/20/15	$182,458	$2,246

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 143.3% (j)
Common Stocks — 141.0%
		Consumer Discretionary — 22.9%
		Auto Components — 1.3%
3		Magna International, Inc., (Canada)	300

		Automobiles — 0.1%
1		General Motors Co.	26

		Hotels, Restaurants & Leisure — 1.2%
—	(h)	Dunkin’ Brands Group, Inc.	20
3		Royal Caribbean Cruises Ltd.	261

			281

		Household Durables — 1.1%
1		Harman International Industries, Inc.	77
—	(h)	NVR, Inc. (a)	124
3		PulteGroup, Inc.	57

			258

		Internet & Catalog Retail — 0.9%
2		Expedia, Inc.	148
—	(h)	Priceline Group, Inc. (The) (a)	80

			228

		Media — 7.2%
2		CBS Corp. (Non-Voting), Class B	129
3		Comcast Corp., Class A	166
5		DISH Network Corp., Class A (a)	340
1		Time Warner Cable, Inc.	129
8		Time Warner, Inc.	669
7		Twenty-First Century Fox, Inc., Class A	273
—	(h)	Walt Disney Co. (The)	8

			1,714

		Multiline Retail — 4.5%
6		Dollar General Corp. (a)	446
3		Kohl’s Corp.	211
6		Macy’s, Inc.	415

			1,072

		Specialty Retail — 5.3%
5		AutoNation, Inc. (a)	277
—	(h)	AutoZone, Inc. (a)	112
2		Home Depot, Inc. (The)	219
8		Lowe’s Cos., Inc.	553
2		TJX Cos., Inc. (The)	107

			1,268

		Textiles, Apparel & Luxury Goods — 1.3%
2		Ralph Lauren Corp.	296

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — continued
—	(h)	V.F. Corp.	14

			310

		Total Consumer Discretionary	5,457

		Consumer Staples — 10.5%
		Beverages — 5.7%
5		Coca-Cola Enterprises, Inc.	242
5		Constellation Brands, Inc., Class A (a)	477
9		Molson Coors Brewing Co., Class B	640

			1,359

		Food Products — 2.3%
2		Archer-Daniels-Midland Co.	84
1		Campbell Soup Co.	39
1		General Mills, Inc.	71
—	(h)	JM Smucker Co. (The)	10
1		Kellogg Co.	43
—	(h)	Keurig Green Mountain, Inc.	24
8		Mondelez International, Inc., Class A	276

			547

		Household Products — 1.7%
1		Energizer Holdings, Inc.	181
2		Kimberly-Clark Corp.	190
1		Procter & Gamble Co. (The)	46

			417

		Personal Products — 0.4%
1		Estee Lauder Cos., Inc. (The), Class A	96

		Tobacco — 0.4%
1		Philip Morris International, Inc.	94

		Total Consumer Staples	2,513

		Energy — 8.5%
		Energy Equipment & Services — 5.0%
6		Baker Hughes, Inc.	337
3		Ensco plc, (United Kingdom), Class A	82
6		Halliburton Co.	222
14		Nabors Industries Ltd., (Bermuda)	179
2		National Oilwell Varco, Inc.	140
1		Noble Corp. plc, (United Kingdom)	24
1		Schlumberger Ltd.	85
2		Transocean Ltd., (Switzerland)	38
7		Weatherford International plc, (Switzerland) (a)	83

			1,190

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Oil, Gas & Consumable Fuels — 3.5%
—	(h)	Anadarko Petroleum Corp.	39
—	(h)	Cheniere Energy, Inc. (a)	25
1		Chevron Corp.	111
1		EOG Resources, Inc.	63
2		Exxon Mobil Corp.	164
1		Hess Corp.	75
9		Marathon Oil Corp.	260
—	(h)	Marathon Petroleum Corp.	11
1		Occidental Petroleum Corp.	63
—	(h)	Tesoro Corp.	34

			845

		Total Energy	2,035

		Financials — 25.3%
		Banks — 5.3%
25		Bank of America Corp.	441
7		Citigroup, Inc.	399
—	(h)	Cullen/Frost Bankers, Inc.	23
1		SVB Financial Group (a)	108
5		Wells Fargo & Co.	296

			1,267

		Capital Markets — 9.5%
2		Bank of New York Mellon Corp. (The)	81
1		Charles Schwab Corp. (The)	45
2		Goldman Sachs Group, Inc. (The)	473
13		Invesco Ltd.	496
4		Legg Mason, Inc.	227
18		Morgan Stanley	689
3		State Street Corp.	257

			2,268

		Consumer Finance — 0.7%
2		Capital One Financial Corp.	172

		Diversified Financial Services — 1.0%
2		Berkshire Hathaway, Inc., Class B (a)	239

		Insurance — 3.9%
2		ACE Ltd., (Switzerland)	242
2		Axis Capital Holdings Ltd., (Bermuda)	92
1		Everest Re Group Ltd., (Bermuda)	174
—	(h)	Lincoln National Corp.	15
4		MetLife, Inc.	216
1		Prudential Financial, Inc.	120
2		XL Group plc, (Ireland)	60

			919

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — 4.9%
1		AvalonBay Communities, Inc.	203
1		Boston Properties, Inc.	96
4		DDR Corp.	67
3		General Growth Properties, Inc.	71
4		Highwoods Properties, Inc.	171
2		Mid-America Apartment Communities, Inc.	137
1		Omega Healthcare Investors, Inc.	25
2		Prologis, Inc.	106
—	(h)	Regency Centers Corp.	27
1		Simon Property Group, Inc.	202
2		Weingarten Realty Investors	68

			1,173

		Total Financials	6,038

		Health Care — 18.3%
		Biotechnology — 4.6%
1		Alexion Pharmaceuticals, Inc. (a)	191
2		Biogen Idec, Inc. (a)	533
4		Gilead Sciences, Inc. (a)	369

			1,093

		Health Care Equipment & Supplies — 2.9%
1		Becton, Dickinson and Co.	96
45		Boston Scientific Corp. (a)	595

			691

		Health Care Providers & Services — 5.9%
6		Aetna, Inc.	512
4		Cigna Corp.	372
—	(h)	McKesson Corp.	45
5		UnitedHealth Group, Inc.	484

			1,413

		Pharmaceuticals — 4.9%
4		Bristol-Myers Squibb Co.	207
9		Johnson & Johnson	890
2		Merck & Co., Inc.	87

			1,184

		Total Health Care	4,381

		Industrials — 14.2%
		Aerospace & Defense — 5.7%
1		General Dynamics Corp.	92
5		Honeywell International, Inc.	477
—	(h)	Huntington Ingalls Industries, Inc.	—	(h)
—	(h)	Northrop Grumman Corp.	39
1		Precision Castparts Corp.	125

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Aerospace & Defense — continued
6		United Technologies Corp.	636

			1,369

		Airlines — 1.0%
3		Delta Air Lines, Inc.	135
2		United Continental Holdings, Inc. (a)	114

			249

		Construction & Engineering — 1.9%
7		Fluor Corp.	445

		Electrical Equipment — 1.2%
—	(h)	Eaton Corp. plc	28
4		Emerson Electric Co.	257

			285

		Machinery — 1.8%
5		PACCAR, Inc.	331
—	(h)	Pall Corp.	42
1		SPX Corp.	49

			422

		Road & Rail — 2.6%
—	(h)	Canadian Pacific Railway Ltd., (Canada)	64
5		CSX Corp.	172
—	(h)	Norfolk Southern Corp.	51
3		Union Pacific Corp.	335

			622

		Total Industrials	3,392

		Information Technology — 27.6%
		Communications Equipment — 0.6%
2		QUALCOMM, Inc.	140

		Internet Software & Services — 4.2%
4		Facebook, Inc., Class A (a)	325
1		Google, Inc., Class A (a)	360
1		Google, Inc., Class C (a)	324

			1,009

		IT Services — 3.7%
1		Accenture plc, (Ireland), Class A	116
1		Alliance Data Systems Corp. (a)	229
5		Cognizant Technology Solutions Corp., Class A (a)	259
2		Fidelity National Information Services, Inc.	95
1		International Business Machines Corp.	180

			879

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — 7.2%
4		Applied Materials, Inc.	100
5		Avago Technologies Ltd., (Singapore)	498
9		Broadcom Corp., Class A	411
3		Freescale Semiconductor Ltd. (a)	67
7		Lam Research Corp.	546
3		Marvell Technology Group Ltd., (Bermuda)	48
2		TriQuint Semiconductor, Inc. (a)	57

			1,727

		Software — 5.0%
2		Adobe Systems, Inc. (a)	142
1		Citrix Systems, Inc. (a)	63
14		Microsoft Corp.	653
7		Oracle Corp.	334

			1,192

		Technology Hardware, Storage & Peripherals — 6.9%
11		Apple, Inc.	1,238
10		Hewlett-Packard Co.	416

			1,654

		Total Information Technology	6,601

		Materials — 6.4%
		Chemicals — 3.4%
1		Albemarle Corp.	84
5		E.I. du Pont de Nemours & Co.	405
7		Mosaic Co. (The)	313

			802

		Containers & Packaging — 2.2%
10		Crown Holdings, Inc. (a)	534

		Metals & Mining — 0.8%
10		Alcoa, Inc.	162
1		United States Steel Corp.	34

			196

		Total Materials	1,532

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 1.1%
6		Verizon Communications, Inc.	269

		Utilities — 6.2%
		Electric Utilities — 2.7%
1		Edison International	96
13		Exelon Corp.	470
—	(h)	NextEra Energy, Inc.	36
1		PPL Corp.	36

			638

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Gas Utilities — 1.6%
5		AGL Resources, Inc.	259
1		Atmos Energy Corp.	63
2		Questar Corp.	53

			375

		Multi-Utilities — 1.9%
5		CenterPoint Energy, Inc.	118
3		CMS Energy Corp.	88
3		NiSource, Inc.	132
2		PG&E Corp.	129

			467

		Total Utilities	1,480

		Total Common Stocks (Cost $27,819)	33,698

Short-Term Investments — 2.3%
		Investment Company — 2.2%
521		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l)	521

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.1%
40		U.S. Treasury Bill, 0.072%, 05/28/15 (k) (n)	40

		Total Short-Term Investments (Cost $561)	561

		Total Investments — 143.3% (Cost $28,380)	34,259
		Liabilities in Excess of Other Assets — (43.3)%	(10,355)

		NET ASSETS — 100.0%	$23,904

SHARES
Short Positions — 43.2%
Common Stocks — 43.2%
		Consumer Discretionary — 7.6%
		Auto Components — 0.6%
1		Autoliv, Inc., (Sweden)	56
1		BorgWarner, Inc.	80

			136

		Hotels, Restaurants & Leisure — 1.4%
—	(h)	Chipotle Mexican Grill, Inc. (a)	68
3		Darden Restaurants, Inc.	156
1		Hilton Worldwide Holdings, Inc. (a)	29
1		McDonald’s Corp.	81

			334

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — 0.3%
1		Lennar Corp., Class A	67

		Internet & Catalog Retail — 2.0%
1		Amazon.com, Inc. (a)	227
5		Groupon, Inc. (a)	40
1		Netflix, Inc. (a)	208

			475

		Leisure Products — 0.5%
—	(h)	Hasbro, Inc.	18
3		Mattel, Inc.	103

			121

		Media — 0.8%
2		AMC Networks, Inc., Class A (a)	144
1		Scripps Networks Interactive, Inc., Class A	51

			195

		Multiline Retail — 0.7%
2		Target Corp.	166

		Specialty Retail — 0.5%
—	(h)	Advance Auto Parts, Inc.	24
1		CarMax, Inc. (a)	98

			122

		Textiles, Apparel & Luxury Goods — 0.8%
3		Under Armour, Inc., Class A (a)	204

		Total Consumer Discretionary	1,820

		Consumer Staples — 5.2%
		Beverages — 0.8%
—	(h)	Boston Beer Co., Inc. (The), Class A (a)	90
1		Brown-Forman Corp., Class B	109

			199

		Food & Staples Retailing — 2.2%
—	(h)	CVS Health Corp.	25
3		Sysco Corp.	111
2		Walgreens Boots Alliance, Inc.	128
—	(h)	Wal-Mart Stores, Inc.	37
5		Whole Foods Market, Inc.	232

			533

		Food Products — 1.4%
2		ConAgra Foods, Inc.	87
1		Hershey Co. (The)	151
1		Kraft Foods Group, Inc.	36
1		Mead Johnson Nutrition Co.	56

			330

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Household Products — 0.8%
1		Church & Dwight Co., Inc.	100
1		Clorox Co. (The)	91

			191

		Total Consumer Staples	1,253

		Energy — 2.0%
		Energy Equipment & Services — 0.1%
1		Tenaris S.A., (Luxembourg), ADR	27

		Oil, Gas & Consumable Fuels — 1.9%
2		Enbridge, Inc., (Canada)	79
1		Kinder Morgan, Inc.	47
2		ONEOK, Inc.	77
8		Peabody Energy Corp.	60
3		Spectra Energy Corp.	107
1		Williams Cos., Inc. (The)	35
5		WPX Energy, Inc. (a)	53

			458

		Total Energy	485

		Financials — 7.6%
		Banks — 2.5%
—	(h)	Bank of Hawaii Corp.	22
4		KeyCorp	52
1		M&T Bank Corp.	154
—	(h)	Signature Bank (a)	23
3		SunTrust Banks, Inc.	133
1		Synovus Financial Corp.	37
3		U.S. Bancorp	118
2		Zions Bancorporation	62

			601

		Capital Markets — 0.8%
1		Federated Investors, Inc., Class B	24
1		Northern Trust Corp.	70
1		T. Rowe Price Group, Inc.	95

			189

		Consumer Finance — 0.2%
1		Discover Financial Services	47

		Diversified Financial Services — 0.1%
—	(h)	CME Group, Inc.	25
—	(h)	NASDAQ OMX Group, Inc. (The)	10

			35

		Insurance — 1.2%
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	15

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
1		Principal Financial Group, Inc.	43
3		Progressive Corp. (The)	84
3		Torchmark Corp.	152

			294

		Real Estate Investment Trusts (REITs) — 2.8%
1		Equity Residential	75
1		Federal Realty Investment Trust	103
1		Health Care REIT, Inc.	73
1		Home Properties, Inc.	93
2		Hudson Pacific Properties, Inc.	49
2		Kimco Realty Corp.	52
4		Medical Properties Trust, Inc.	60
—	(h)	SL Green Realty Corp.	29
1		UDR, Inc.	25
1		Ventas, Inc.	100

			659

		Total Financials	1,825

		Health Care — 4.0%
		Biotechnology — 0.4%
—	(h)	Amgen, Inc.	30
—	(h)	Isis Pharmaceuticals, Inc. (a)	24
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	33

			87

		Health Care Equipment & Supplies — 0.9%
2		Baxter International, Inc.	130
—	(h)	Covidien plc, (Ireland)	23
1		Varian Medical Systems, Inc. (a)	57

			210

		Health Care Providers & Services — 1.6%
1		AmerisourceBergen Corp.	67
1		Cardinal Health, Inc.	83
1		DaVita HealthCare Partners, Inc. (a)	77
1		Express Scripts Holding Co. (a)	118
1		Premier, Inc., Class A (a)	36

			381

		Health Care Technology — 1.0%
10		Allscripts Healthcare Solutions, Inc. (a)	125
1		athenahealth, Inc. (a)	125

			250

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Pharmaceuticals — 0.1%
—	(h)	Eli Lilly & Co.	30

		Total Health Care	958

		Industrials — 3.9%
		Aerospace & Defense — 0.7%
1		Boeing Co. (The)	101
—	(h)	Lockheed Martin Corp.	71

			172

		Air Freight & Logistics — 0.2%
—	(h)	United Parcel Service, Inc., Class B	50

		Commercial Services & Supplies — 0.4%
3		ADT Corp. (The)	91

		Electrical Equipment — 0.5%
1		Rockwell Automation, Inc.	122

		Industrial Conglomerates — 0.1%
—	(h)	Danaher Corp.	35

		Machinery — 0.2%
1		Illinois Tool Works, Inc.	48

		Professional Services — 0.3%
1		Advisory Board Co. (The) (a)	65

		Road & Rail — 0.7%
1		Kansas City Southern	99
2		Werner Enterprises, Inc.	59

			158

		Trading Companies & Distributors — 0.8%
4		Fastenal Co.	182

		Total Industrials	923

		Information Technology — 7.9%
		Communications Equipment — 0.2%
2		Juniper Networks, Inc.	38

		Internet Software & Services — 1.2%
—	(h)	LinkedIn Corp., Class A (a)	97
2		Pandora Media, Inc. (a)	34
4		Twitter, Inc. (a)	151

			282

		IT Services — 0.6%
—	(h)	Automatic Data Processing, Inc.	9
1		Global Payments, Inc.	50
2		Total System Services, Inc.	68
1		Vantiv, Inc., Class A (a)	25

			152

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — 4.5%
62		Advanced Micro Devices, Inc. (a)	166
5		Altera Corp.	200
2		Analog Devices, Inc.	118
8		Atmel Corp. (a)	65
3		Linear Technology Corp.	159
4		Maxim Integrated Products, Inc.	142
11		NVIDIA Corp.	219

			1,069

		Software — 1.3%
2		salesforce.com, Inc. (a)	96
3		Splunk, Inc. (a)	160
1		Workday, Inc., Class A (a)	66

			322

		Technology Hardware, Storage & Peripherals — 0.1%
—	(h)	Seagate Technology plc	32

		Total Information Technology	1,895

		Materials — 2.9%
		Chemicals — 2.0%
1		Air Products & Chemicals, Inc.	144
—	(h)	Eastman Chemical Co.	22
—	(h)	Ecolab, Inc.	41
—	(h)	Monsanto Co.	24
2		OM Group, Inc.	50
1		Praxair, Inc.	124
1		Valspar Corp. (The)	72

			477

		Construction Materials — 0.2%
1		Vulcan Materials Co.	46

		Containers & Packaging — 0.6%
1		Bemis Co., Inc.	63
2		MeadWestvaco Corp.	72

			135

		Metals & Mining — 0.1%
1		Nucor Corp.	36

		Total Materials	694

		Telecommunication Services — 0.6%
		Diversified Telecommunication Services — 0.2%
1		AT&T, Inc.	39

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Wireless Telecommunication Services — 0.4%
9	Sprint Corp. (a)	39
2	T-Mobile US, Inc. (a)	52

		91

	Total Telecommunication Services	130

	Utilities — 1.5%
	Electric Utilities — 0.7%
3	Southern Co. (The)	156

	Gas Utilities — 0.2%
1	National Fuel Gas Co.	56

	Multi-Utilities — 0.2%
1	SCANA Corp.	38

	Water Utilities — 0.4%
4	Aqua America, Inc.	100

	Total Utilities	350

	Total Securities Sold Short (Proceeds $9,799)	$10,333

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	03/20/15	$410	$6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	31

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for future contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$391,450		$14,700,842	$33,738
Investments in affiliates, at value	9,454		219,954	521

Total investment securities, at value	400,904		14,920,796	34,259
Cash	275		19	4
Foreign currency, at value	8		—	—
Deposits at broker for securities sold short	—		55,934	—
Deposits at broker for futures contracts	430		8,375	—
Receivables:
Investment securities sold	—		27,216	1,524
Fund shares sold	701		14,672	10
Dividends from non-affiliates	368		18,867	35
Dividends from affiliates	—	(a)	8	—	(a)

Total Assets	402,686		15,045,887	35,832

LIABILITIES:
Payables:
Securities sold short, at value	88,752		3,567,194	10,333
Dividend expense to non-affiliates on securities sold short	91		4,582	11
Investment securities purchased	—		27,655	1,505
Interest expense to non-affiliates on securities sold short	65		2,660	—
Fund shares redeemed	415		39,354	3
Variation margin on futures contracts	109		2,160	5
Accrued liabilities:
Investment advisory fees	197		7,441	3
Distribution fees	23		363	1
Shareholder servicing fees	45		2,328	5
Custodian and accounting fees	21		221	20
Trustees’ and Chief Compliance Officer’s fees	—		2	—
Other	66		728	42

Total Liabilities	89,784		3,654,688	11,928

Net Assets	$312,902		$11,391,199	$23,904

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$226,256	$7,720,188	$17,452
Accumulated undistributed (distributions in excess of) net investment income	(2)	3,007	4
Accumulated net realized gains (losses)	2,011	(184,546)	1,097
Net unrealized appreciation (depreciation)	84,637	3,852,550	5,351

Total Net Assets	$312,902	$11,391,199	$23,904

Net Assets:
Class A	$106,768	$893,010	$2,315
Class C	1,107	272,159	713
Class R2	—	5,689	106
Class R5	—	295,741	96
Class R6	—	—	85
Select Class	205,027	9,924,600	20,589

Total	$312,902	$11,391,199	$23,904

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,884	30,596	98
Class C	63	9,538	31
Class R2	—	198	4
Class R5	—	10,021	4
Class R6	—	—	4
Select Class	11,189	337,528	870

Net Asset Value (a):
Class A — Redemption price per share	$18.15	$29.19	$23.50
Class C — Offering price per share(b)	17.62	28.54	23.21
Class R2 — Offering and redemption price per share	—	28.82	23.45
Class R5 — Offering and redemption price per share	—	29.51	23.72
Class R6 — Offering and redemption price per share	—	—	23.74
Select Class — Offering and redemption price per share	18.32	29.40	23.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.16	$30.81	$24.80

Cost of investments in non-affiliates	$296,311	$10,581,520	$27,859
Cost of investments in affiliates	9,454	219,954	521
Cost of foreign currency	8	—	—
Proceeds from securities sold short	78,125	3,298,176	9,799

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,612	$172,887	$262
Dividend income from affiliates	1	32	—	(a)

Total investment income	3,613	172,919	262

EXPENSES:
Investment advisory fees	1,515	56,038	106
Administration fees	125	4,623	9
Distribution fees:
Class A	124	1,110	2
Class C	4	1,003	2
Class R2	—	14	—	(a)
Shareholder servicing fees:
Class A	124	1,110	2
Class C	1	334	—	(a)
Class R2	—	7	—	(a)
Class R5	—	69	—	(a)
Select Class	254	12,214	24
Custodian and accounting fees	19	226	23
Interest expense to affiliates	—	1	—
Professional fees	32	67	31
Trustees’ and Chief Compliance Officer’s fees	1	51	—	(a)
Printing and mailing costs	8	112	2
Registration and filing fees	26	112	40
Transfer agent fees	103	1,516	6
Other	10	205	4
Dividend expense to non-affiliates on securities sold short	582	40,332	90
Interest expense to non-affiliates on securities sold short	464	18,913	28

Total expenses	3,392	138,057	369

Less fees waived	(634)	(18,432)	(112)
Less earnings credits	—	(2)	—
Less expense reimbursements	—	—	(30)

Net expenses	2,758	119,623	227

Net investment income (loss)	855	53,296	35

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,837	597,297	2,586
Futures	207	19,159	20
Securities sold short	(464)	(139,883)	(752)

Net realized gain (loss)	8,580	476,573	1,854

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	20,277	269,187	(556)
Futures	100	2,043	4
Securities sold short	(5,025)	(47,193)	291

Change in net unrealized appreciation/depreciation	15,352	224,037	(261)

Net realized/unrealized gains (losses)	23,932	700,610	1,593

Change in net assets resulting from operations	$24,787	$753,906	$1,628

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$855	$1,659	$53,296	$37,491
Net realized gain (loss)	8,580	15,102	476,573	743,996
Distributions of capital gains received from investment company affiliates	—	— (a)	—	3
Change in net unrealized appreciation/depreciation	15,352	31,994	224,037	1,439,447

Change in net assets resulting from operations	24,787	48,755	753,906	2,220,937

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(426)	(437)	(3,499)	(1,718)
From net realized gains	(5,202)	(4,624)	(60,730)	(68,318)
Class C
From net investment income	— (a)	(1)	—	—
From net realized gains	(53)	(47)	(19,016)	(19,279)
Class R2
From net investment income	—	—	(12)	(2)
From net realized gains	—	—	(393)	(364)
Class R5
From net investment income	—	—	(2,459)	(1,381)
From net realized gains	—	—	(19,765)	(14,912)
Select Class
From net investment income	(1,236)	(1,087)	(64,726)	(34,149)
From net realized gains	(10,029)	(10,663)	(692,232)	(645,480)

Total distributions to shareholders	(16,946)	(16,859)	(862,832)	(785,603)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,021	82,205	735,038	1,255,455

NET ASSETS:
Change in net assets	23,862	114,101	626,112	2,690,789
Beginning of period	289,040	174,939	10,765,087	8,074,298

End of period	$312,902	$289,040	$11,391,199	$10,765,087

Accumulated undistributed (distributions in excess of) net investment income	$(2)	$805	$3,007	$20,407

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35	$71
Net realized gain (loss)	1,854	1,054
Distributions of capital gains received from investment company affiliates	—	— (a)
Change in net unrealized appreciation/depreciation	(261)	2,817

Change in net assets resulting from operations	1,628	3,942

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(3)
From net realized gains	(117)	(51)
Class C
From net investment income	— (a)	— (a)
From net realized gains	(38)	(12)
Class R2
From net investment income	—	— (a)
From net realized gains	(7)	(6)
Class R5
From net investment income	(1)	(1)
From net realized gains	(6)	(5)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(5)	(5)
Select Class
From net investment income	(54)	(76)
From net realized gains	(1,314)	(1,038)

Total distributions to shareholders	(1,544)	(1,197)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,987	2,561

NET ASSETS:
Change in net assets	4,071	5,306
Beginning of period	19,833	14,527

End of period	$23,904	$19,833

Accumulated undistributed (distributions in excess of) net investment income	$4	$26

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,364	$40,409	$101,400	$235,356
Distributions reinvested	5,319	4,750	61,755	67,920
Cost of shares redeemed	(16,391)	(20,803)	(219,190)	(220,405)

Change in net assets resulting from Class A capital transactions	$11,292	$24,356	$(56,035)	$82,871

Class C
Proceeds from shares issued	$132	$476	$10,858	$34,381
Distributions reinvested	49	45	15,716	15,760
Cost of shares redeemed	(101)	(83)	(16,356)	(36,278)

Change in net assets resulting from Class C capital transactions	$80	$438	$10,218	$13,863

Class R2
Proceeds from shares issued	$—	$—	$717	$2,542
Distributions reinvested	—	—	286	205
Cost of shares redeemed	—	—	(532)	(1,908)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$471	$839

Class R5
Proceeds from shares issued	$—	$—	$40,954	$111,083
Distributions reinvested	—	—	8,410	7,231
Cost of shares redeemed	—	—	(13,336)	(32,027)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$36,028	$86,287

Select Class
Proceeds from shares issued	$4,344	$53,547	$963,087	$1,629,524
Distributions reinvested	11,245	11,729	494,960	444,889
Cost of shares redeemed	(10,940)	(7,865)	(713,691)	(1,002,818)

Change in net assets resulting from Select Class capital transactions	$4,649	$57,411	$744,356	$1,071,595

Total change in net assets resulting from capital transactions	$16,021	$82,205	$735,038	$1,255,455

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,224	2,439	3,399	8,531
Reinvested	300	294	2,167	2,573
Redeemed	(901)	(1,261)	(7,346)	(8,027)

Change in Class A Shares	623	1,472	(1,780)	3,077

Class C
Issued	8	29	378	1,275
Reinvested	3	3	567	610
Redeemed	(6)	(5)	(560)	(1,342)

Change in Class C Shares	5	27	385	543

Class R2
Issued	—	—	25	94
Reinvested	—	—	10	8
Redeemed	—	—	(18)	(71)

Change in Class R2 Shares	—	—	17	31

Class R5
Issued	—	—	1,356	4,114
Reinvested	—	—	290	270
Redeemed	—	—	(439)	(1,145)

Change in Class R5 Shares	—	—	1,207	3,239

Select Class
Issued	240	3,164	32,359	58,599
Reinvested	626	719	17,178	16,699
Redeemed	(581)	(463)	(24,008)	(36,104)

Change in Select Class Shares	285	3,420	25,529	39,194

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	U.S. Research Equity Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,187	$1,251
Distributions reinvested	119	54
Cost of shares redeemed	(481)	(202)

Change in net assets resulting from Class A capital transactions	$825	$1,103

Class C
Proceeds from shares issued	$392	$175
Distributions reinvested	38	11
Cost of shares redeemed	(8)	(33)

Change in net assets resulting from Class C capital transactions	$422	$153

Class R2
Proceeds from shares issued	$3	$6
Distributions reinvested	7	6

Change in net assets resulting from Class R2 capital transactions	$10	$12

Class R5
Distributions reinvested	7	6

Change in net assets resulting from Class R5 capital transactions	$7	$6

Class R6
Distributions reinvested	5	5

Change in net assets resulting from Class R6 capital transactions	$5	$5

Select Class
Proceeds from shares issued	$1,379	$407
Distributions reinvested	1,342	1,113
Cost of shares redeemed	(3)	(238)

Change in net assets resulting from Select Class capital transactions	$2,718	$1,282

Total change in net assets resulting from capital transactions	$3,987	$2,561

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	50		56
Reinvested	5		3
Redeemed	(21)		(9)

Change in Class A Shares	34		50

Class C
Issued	16		9
Reinvested	2		—	(a)
Redeemed	—	(a)	(2)

Change in Class C Shares	18		7

Class R2
Issued	—	(a)	1
Reinvested	—	(a)	—	(a)

Change in Class R2 Shares	—	(a)	1

Class R5
Reinvested	—	(a)	1

Change in Class R5 Shares	—	(a)	1

Class R6
Reinvested	1		—	(a)

Change in Class R6 Shares	1		—	(a)

Select Class
Issued	57		19
Reinvested	58		53
Redeemed	—	(a)	(10)

Change in Select Class Shares	115		62

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$24,787

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(73,777)
Proceeds from disposition of investment securities	76,065
Covers of investment securities sold short	(21,044)
Proceeds from investment securities sold short	21,735
Purchases of short-term investments, net	(2,871)
Change in unrealized (appreciation)/depreciation on investments	(20,277)
Change in unrealized (appreciation)/depreciation on securities sold short	5,025
Net realized (gain)/ loss on investments	(8,837)
Net realized (gain)/ loss on investment securities sold short	464
Increase in deposits at broker for futures contracts	(110)
Decrease in receivable for investment securities sold	15,418
Decrease in dividends from non-affiliates receivable	34
Decrease in variation margin receivable	1
Increase in interest expense payable on securities sold short	27
Decrease in payable for investment securities purchased	(15,618)
Increase in variation margin payable	109
Increase in dividends payable on securities sold short	31
Increase in accrued expenses and other liabilities	23

Net cash provided (used) by operating activities	1,185

Cash flows provided (used) by financing activities:
Proceeds from shares issued	26,508
Payment for shares redeemed	(27,107)
Cash distributions paid to shareholders (net of reinvestments of $16,613)	(333)

Net cash provided (used) by financing activities	(932)

Net increase/decrease in cash	253

Cash:
Beginning of period	30

End of period (including foreign currency of $8)	$283

Supplemental disclosure of cash flow information:

The Fund paid $437 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	43

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$753,906

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(7,091,384)
Proceeds from disposition of investment securities	6,474,020
Covers of investment securities sold short	(2,129,454)
Proceeds from investment securities sold short	2,708,388
Proceeds of short-term investments, net	155,783
Change in unrealized (appreciation)/depreciation on investments	(269,187)
Change in unrealized (appreciation)/depreciation on securities sold short	47,193
Net realized (gain)/ loss on investments	(597,297)
Net realized (gain)/ loss on investment securities sold short	139,883
Increase in deposits at broker for securities sold short	(55,934)
Decrease in deposits at broker for futures contracts	4,715
Decrease in receivable for investment securities sold	50,656
Increase in dividends from non-affiliates receivable	(8,561)
Increase in dividends from affiliates receivable	(6)
Decrease in variation margin receivable	43
Increase in interest expense payable on securities sold short	944
Decrease in payable for investment securities purchased	(110,115)
Increase in variation margin payable	2,160
Increase in dividends payable on securities sold short	1,869
Increase in accrued expenses and other liabilities	1,139

Net cash provided (used) by operating activities	78,761

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,144,679
Payment for shares redeemed	(942,890)
Cash distributions paid to shareholders (net of reinvestments of $581,127)	(281,705)

Net cash provided (used) by financing activities	(79,916)

Net increase/decrease in cash	1,155

Cash:
Beginning of period	1,174

End of period	$19

Supplemental disclosure of cash flow information:

The Fund paid $17,970 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,628

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(24,891)
Proceeds from disposition of investment securities	20,950
Covers of investment securities sold short	(6,374)
Proceeds from investment securities sold short	8,077
Purchases of short-term investments, net	(321)
Change in unrealized (appreciation)/depreciation on investments	556
Change in unrealized (appreciation)/depreciation on securities sold short	(291)
Net realized (gain)/ loss on investments	(2,586)
Net realized (gain)/ loss on investment securities sold short	752
Decrease in due from Adviser	16
Increase in receivable for investment securities sold	(1,445)
Decrease in dividends from non-affiliates receivable	(8)
Increase in payable for investment securities purchased	1,437
Increase in variation margin payable	5
Increase in dividends payable on securities sold short	5
Increase in accrued expenses and other liabilities	8

Net cash provided (used) by operating activities	(2,482)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	2,998
Payment for shares redeemed	(489)
Cash distributions paid to shareholders (net of reinvestments of $1,518)	(26)

Net cash provided (used) by financing activities	2,483

Net increase/decrease in cash	1

Cash:
Beginning of period	3

End of period	$4

Supplemental disclosure of cash flow information:

The Fund paid $28 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.70	$0.04	(g)(h)	$1.43	$1.47	$(0.07)	$(0.95)	$(1.02)
Year Ended June 30, 2014	15.40	0.09	(g)(i)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(g)(j)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(g)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(g)	3.23	3.24	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.79	0.03	(g)	1.07	1.10	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.19	(0.01	)(g)(h)	1.39	1.38	— (k)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(g)(i)(k)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(g)(j)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(g)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(g)	3.14	3.10	—	—	—
Year Ended June 30, 2010	10.61	(0.04	)(g)	1.06	1.02	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.88	0.06	(g)(h)	1.44	1.50	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(g)(i)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(g)(j)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(g)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(g)	3.22	3.28	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.82	0.06	(g)	1.08	1.14	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.30% and 1.77% for the six months ended December 31, 2014, 1.29% and 1.79% for the year ended June 30, 2014, 1.29% and 1.99% for 2013, 1.40% and 2.03% for 2012, 1.39% and 1.98% for 2011 and 1.39% and 2.00% for 2010; for Class C are 1.80% and 2.23% for the six months ended December 31, 2014,1.79% and 2.29% for the year ended June 30, 2014, 1.78% and 2.48% for 2013, 1.90% and 2.53% for 2012, 1.89% and 2.48% for 2011 and 1.89% and 2.50% for 2010; for Select Class are 1.05% and 1.44% for six months ended December 31, 2014, 1.04% and 1.54% for the year ended June 30, 2014, 1.05% and 1.74% for 2013, 1.15% and 1.77% for 2012, 1.14% and 1.73% for 2011 and 1.14% and 1.75% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.01, less than $(0.03) and $0.03 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.12%, (0.39)% and 0.37% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$18.15	8.47%	$106,768	1.99%	0.42	%(h)	2.46%	19%	25%
17.70	23.12	93,114	1.87	0.53	(i)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(j)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651
11.84	10.15	23,847	1.87	0.24		2.48	679	925

17.62	8.18	1,107	2.49	(0.09	)(h)	2.92	19	25
17.19	22.48	1,004	2.37	0.02	(i)	2.87	72	109
14.99	19.36	463	2.44	0.88	(j)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651
11.61	9.61	1,496	2.37	(0.31)		2.98	679	925

18.32	8.53	205,027	1.74	0.63	(h)	2.13	19	25
17.88	23.46	194,922	1.62	0.78	(i)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(j)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651
11.89	10.43	180,298	1.62	0.47		2.23	679	925

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$29.50	$0.10	(g)	$1.83	$1.93	$(0.11)	$(2.13)	$(2.24)
Year Ended June 30, 2014	25.37	0.05	(h)(i)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(h)(j)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(h)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(h)	4.54	4.59	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.62	0.05	(h)	2.15	2.20	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2014 (Unaudited)	28.85	0.04	(g)	1.78	1.82	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(h)(i)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(h)(j)(k)	4.96	4.96	— (k)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(h)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(h)	4.48	4.43	—	—	—
Year Ended June 30, 2010	14.47	(0.04	)(h)	2.12	2.08	(0.05)	—	(0.05)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	29.14	0.07	(g)	1.80	1.87	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(h)(i)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(h)(j)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(h)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(h)	4.53	4.52	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.56	0.01	(h)	2.13	2.14	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.64% for the six months ended December 31, 2014, 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012, 1.39% and 1.63% for 2011 and 1.39% and 1.66% for 2010; for Class C are 1.79% and 2.14% for the six months ended December 31, 2014, 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 and 1.89% and 2.16% for 2010; for Class R2 are 1.54% and 1.91 for the six months ended December 31, 2014, 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011 and 1.64% and 1.91% for 2010; for Class R5 are 0.84% and 1.17% for the six months ended December 31, 2014, 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011 and 0.94% and 1.21% for 2010; for Select Class are 1.04% and 1.37% for the six months ended December 31, 2014, 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011 and 1.14% and 1.41% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), ($0.09), $(0.05), $0.06 and $0.02 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.61)%, (0.35)%, 0.37% and 0.16% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, ($0.09), $(0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(k)	Amount rounds to less than $0.01.
(l)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$29.19	6.78%	$893,010	2.35%	0.69	%(g)	2.70%	46%	65%
29.50	26.73	955,036	2.14	0.19	(i)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(j)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102
16.72	14.98	428,928	1.98	0.27		2.25	109	150

28.54	6.53	272,159	2.86	0.21	(g)	3.20	46	65
28.85	26.09	264,106	2.64	(0.32	)(i)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(j)(l)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102
16.50	14.36	138,023	2.48	(0.23)		2.75	109	150

28.82	6.64	5,689	2.61	0.49	(g)	2.97	46	65
29.14	26.41	5,273	2.39	(0.07	)(i)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(j)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102
16.66	14.70	318	2.23	0.05		2.50	109	150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$29.86	$0.16	(g)	$1.87	$2.03	$(0.25)	$(2.13)	$(2.38)
Year Ended June 30, 2014	25.64	0.18	(h)(i)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(h)(j)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(h)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(h)	4.59	4.73	(0.13)	—	(0.13)
Year Ended June 30, 2010	14.72	0.11	(h)	2.18	2.29	(0.14)	—	(0.14)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.74	0.14	(g)	1.84	1.98	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(h)(i)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(h)(j)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(h)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(h)	4.57	4.67	(0.09)	—	(0.09)
Year Ended June 30, 2010	14.69	0.09	(h)	2.15	2.24	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.64% for the six months ended December 31, 2014, 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012, 1.39% and 1.63% for 2011 and 1.39% and 1.66% for 2010; for Class C are 1.79% and 2.14% for the six months ended December 31, 2014, 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 and 1.89% and 2.16% for 2010; for Class R2 are 1.54% and 1.91 for the six months ended December 31, 2014, 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011 and 1.64% and 1.91% for 2010; for Class R5 are 0.84% and 1.17% for the six months ended December 31, 2014, 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011 and 0.94% and 1.21% for 2010; for Select Class are 1.04% and 1.37% for the six months ended December 31, 2014, 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011 and 1.14% and 1.41% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), ($0.09), $(0.05), $0.06 and $0.02 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.61)%, (0.35)%, 0.37% and 0.16% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, ($0.09), $(0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(k)	Amount rounds to less than $0.01.
(l)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$29.51	7.00%	$295,741	1.90%	1.23	%(g)	2.23%	46%	65%
29.86	27.29	263,148	1.70	0.64	(i)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(j)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102
16.87	15.50	9,369	1.53	0.64		1.80	109	150

29.40	6.88	9,924,600	2.10	0.99	(g)	2.43	46	65
29.74	27.05	9,277,524	1.89	0.44	(i)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(j)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102
16.82	15.22	4,671,839	1.73	0.52		2.00	109	150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.38	$0.01	(g)(h)(i)	$1.77	$1.78	$(0.03)	$(1.63)	$(1.66)
Year Ended June 30, 2014	20.00	0.04	(g)(j)	4.92	4.96	(0.08)	(1.50)	(1.58)
Year Ended June 30, 2013	16.59	0.05	(g)(k)	3.72	3.77	(0.13)	(0.23)	(0.36)
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)
April 1, 2010 (l) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.15	(0.05	)(g)(h)(i)	1.75	1.70	(0.01)	(1.63)	(1.64)
Year Ended June 30, 2014	19.85	(0.06	)(g)(j)	4.86	4.80	- (n)	(1.50)	(1.50)
Year Ended June 30, 2013	16.45	(0.04	)(g)(k)	3.70	3.66	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—
April 1, 2010 (l) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 2.61% for the six months ended December 31, 2014, 1.25% and 2.81% for the year ended June 30, 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.06% for the six months ended December 31, 2014, 1.75% and 3.29% for the year ended June 30, 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 2.86% for the six months ended December 31, 2014, 1.50% and 3.04% for the year ended June 30, 2014, 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.14% for the six months ended December 31, 2014, 0.80% and 2.34% for the year ended June 30, 2014, 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.09% for the six months ended December 31, 2014, 0.75% and 2.29% for the year ended June 30, 2014, 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.34% for the six months ended December 31, 2014, 1.00% and 2.54% for the year ended June 30, 2014, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been less than $0.01, ($0.06), ($0.03), $0.06, $0.06 and $0.03 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.02%, (0.47)%, (0.23)%, 0.47%, 0.52% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(l)	Commencement of operations.
(m)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(n)	Amount rounds less than $0.01.
(o)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.50	7.83%	$2,315	2.35%	0.11	%(i)	3.72%		69%	96%
23.38	25.79	1,499	2.28	0.19	(j)	3.84		69	101
20.00	23.01	277	2.52	0.28	(k)	4.13		67	88
16.59	1.77	146	2.34	0.40		4.31		57	75
16.66	28.32	63	2.33	0.19		5.33		91	125
13.01	(13.27)	43	2.35	0.24		7.15	(m)	34	80

23.21	7.56	713	2.85	(0.38	)(i)	4.17		69	96
23.15	25.12	301	2.78	(0.30	)(j)	4.32		69	101
19.85	22.42	116	3.01	(0.23	)(k)	4.67		67	88
16.45	1.18	78	2.84	(0.10)		4.83		57	75
16.60	27.79	55	2.83	(0.31)		5.85		91	125
12.99	(13.40)	43	2.85	(0.26)		7.63	(m)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund (continued)
Class R2
Six Months Ended December 31, 2014 (Unaudited)	$23.34	$(0.02	)(g)(h)(i)	$1.76	$1.74	$—	$(1.63)	$(1.63)
Year Ended June 30, 2014	19.97	(0.01	)(g)(j)	4.90	4.89	(0.02)	(1.50)	(1.52)
Year Ended June 30, 2013	16.54	—	(g)(k)(n)	3.72	3.72	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)
April 1, 2010 (l) through June 30, 2010	15.00	—	(n)	(2.00)	(2.00)	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	23.60	0.07	(g)(h)(i)	1.78	1.85	(0.10)	(1.63)	(1.73)
Year Ended June 30, 2014	20.14	0.14	(g)(j)	4.96	5.10	(0.14)	(1.50)	(1.64)
Year Ended June 30, 2013	16.68	0.13	(g)(k)	3.74	3.87	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)
April 1, 2010 (l) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 2.61% for the six months ended December 31, 2014, 1.25% and 2.81% for the year ended June 30, 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.06% for the six months ended December 31, 2014, 1.75% and 3.29% for the year ended June 30, 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 2.86% for the six months ended December 31, 2014, 1.50% and 3.04% for the year ended June 30, 2014, 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.14% for the six months ended December 31, 2014, 0.80% and 2.34% for the year ended June 30, 2014, 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.09% for the six months ended December 31, 2014, 0.75% and 2.29% for the year ended June 30, 2014, 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.34% for the six months ended December 31, 2014, 1.00% and 2.54% for the year ended June 30, 2014, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been less than $0.01, ($0.06), ($0.03), $0.06, $0.06 and $0.03 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.02%, (0.47)%, (0.23)%, 0.47%, 0.52% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(l)	Commencement of operations.
(m)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(n)	Amount rounds less than $0.01.
(o)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.45	7.68%	$106	2.61%	(0.14	)%(i)	3.97%		69%	96%
23.34	25.44	96	2.53	(0.06	)(j)	4.07		69	101
19.97	22.72	71	2.77	0.01	(k)	4.42		67	88
16.54	1.48	56	2.59	0.16		4.58		57	75
16.64	28.05	56	2.58	(0.05)		5.60		91	125
13.00	(13.33)	43	2.60	(0.01)		7.38	(m)	34	80

23.72	8.07	96	1.91	0.56	(i)	3.25		69	96
23.60	26.35	89	1.83	0.64	(j)	3.37		69	101
20.14	23.51	71	2.07	0.71	(k)	3.72		67	88
16.68	2.20	57	1.89	0.86		3.88		57	75
16.71	29.00	56	1.88	0.64		4.90		91	125
13.02	(13.20)	43	1.90	0.69		6.68	(m)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund (continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$23.62	$0.07	(g)(h)(i)	$1.79	$1.86	$(0.11)	$(1.63)	$(1.74)
Year Ended June 30, 2014	20.16	0.15	(g)(j)	4.96	5.11	(0.15)	(1.50)	(1.65)
Year Ended June 30, 2013	16.69	0.14	(g)(k)	3.75	3.89	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011 (o) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	23.53	0.04	(g)(h)(i)	1.79	1.83	(0.06)	(1.63)	(1.69)
Year Ended June 30, 2014	20.10	0.10	(g)(j)	4.93	5.03	(0.10)	(1.50)	(1.60)
Year Ended June 30, 2013	16.64	0.09	(g)(k)	3.74	3.83	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)
April 1, 2010 (l) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 2.61% for the six months ended December 31, 2014, 1.25% and 2.81% for the year ended June 30, 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.06% for the six months ended December 31, 2014, 1.75% and 3.29% for the year ended June 30, 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 2.86% for the six months ended December 31, 2014, 1.50% and 3.04% for the year ended June 30, 2014, 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.14% for the six months ended December 31, 2014, 0.80% and 2.34% for the year ended June 30, 2014, 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.09% for the six months ended December 31, 2014, 0.75% and 2.29% for the year ended June 30, 2014, 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.34% for the six months ended December 31, 2014, 1.00% and 2.54% for the year ended June 30, 2014, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been less than $0.01, ($0.06), ($0.03), $0.06, $0.06 and $0.03 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.02%, (0.47)%, (0.23)%, 0.47%, 0.52% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(k)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(l)	Commencement of operations.
(m)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(n)	Amount rounds less than $0.01.
(o)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.74	8.11%	$85	1.86%	0.61	%(i)	3.20%		69%	96%
23.62	26.38	79	1.78	0.69	(j)	3.32		69	101
20.16	23.61	62	2.02	0.76	(k)	3.67		67	88
16.69	2.27	50	1.84	0.91		3.83		57	75
16.71	(1.65)	49	1.83	0.58		4.58	(m)	91	125

23.67	8.01	20,589	2.11	0.37	(i)	3.45		69	96
23.53	26.04	17,769	2.03	0.44	(j)	3.57		69	101
20.10	23.33	13,930	2.27	0.51	(k)	3.93		67	88
16.64	1.97	11,344	2.09	0.66		4.08		57	75
16.69	28.67	11,005	2.08	0.44		5.10		91	125
13.02	(13.20)	8,548	2.10	0.49		6.89	(m)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Between the close of business September 2, 2011 and March 3, 2014, all share classes of U.S. Large Cap Core Plus Fund were publicly offered on a limited basis. Between March 3, 2014 and April 17, 2014, the Fund was publicly offered. Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively refferred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$400,904	$—	$—	$400,904

Total Liabilities for Securities Sold Short (a)	$(88,752)	$—	$—	$(88,752)

Appreciation in Other Financial Instruments
Futures Contracts	$125	$—	$—	$125

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,920,796	$—	$—	$14,920,796

Total Liabilities for Securities Sold Short (a)	$(3,567,194)	$—	$—	$(3,567,194)

Appreciation in Other Financial Instruments
Futures Contracts	$2,246	$—	$—	$2,246

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$34,219	$40	$—	$34,259

Total Liabilities for Securities Sold Short (a)	$(10,333)	$—	$—	$(10,333)

Appreciation in Other Financial Instruments
Futures Contracts	$6	$—	$—	$6

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$5,295	$233,333	$215
Ending Notional Balance Long	9,236	182,458	410

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2014, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and

60	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—
U.S. Large Cap Core Plus Fund	16		—	(a)
U.S. Research Equity Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board‘s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$464	$125	$39		$628	$—
U.S. Large Cap Core Plus Fund	13,382	4,623	113		18,118	—
U.S. Research Equity Plus Fund	103	9	—	(a)	112	30

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$6
U.S. Large Cap Core Plus Fund	314
U.S. Research Equity Plus Fund	—	(a)

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

62	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Large Cap Core Plus Fund	$—	(a)
U.S. Research Equity Plus Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$73,777	$76,065	$21,735	$21,044
U.S. Large Cap Core Plus Fund	7,091,384	6,474,020	2,708,388	2,129,454
U.S. Research Equity Plus Fund	24,891	20,950	8,077	6,374

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$305,765	$100,703	$5,564	$95,139
U.S. Large Cap Core Plus Fund	10,801,474	4,168,618	49,296	4,119,322
U.S. Research Equity Plus Fund	28,380	6,281	402	5,879

At June 30, 2014, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of U.S. Large Cap Core Plus Fund’s assets.

As of December 31, 2014, the Adviser owns a significant portion of U.S. Research Equity Plus Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2014, U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Dentsche Bank AG and U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

In addition, as of December 31, 2014 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Fund:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	61.7%

64	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,084.70	$10.46	1.99%
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class C
Actual	1,000.00	1,081.80	13.07	2.49
Hypothetical	1,000.00	1,012.65	12.63	2.49
Select Class
Actual	1,000.00	1,085.30	9.15	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,067.80	12.25	2.35%
Hypothetical	1,000.00	1,013.36	11.93	2.35
Class C
Actual	1,000.00	1,065.30	14.89	2.86
Hypothetical	1,000.00	1,010.79	14.50	2.86
Class R2
Actual	1,000.00	1,066.40	13.59	2.61
Hypothetical	1,000.00	1,012.05	13.24	2.61
Class R5
Actual	1,000.00	1,070.00	9.91	1.90
Hypothetical	1,000.00	1,015.53	9.65	1.90
Select Class
Actual	1,000.00	1,068.80	10.95	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,078.30	$12.31	2.35%
Hypothetical	1,000.00	1,013.06	11.93	2.35
Class C
Actual	1,000.00	1,075.60	14.91	2.85
Hypothetical	1,000.00	1,010.84	14.44	2.85
Class R2
Actual	1,000.00	1,076.80	13.66	2.61
Hypothetical	1,000.00	1,012.15	13.24	2.61
Class R5
Actual	1,000.00	1,080.70	10.02	1.91
Hypothetical	1,000.00	1,015.58	9.70	1.91
Class R6
Actual	1,000.00	1,081.10	9.76	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Select Class
Actual	1,000.00	1,080.10	11.06	2.11
Hypothetical	1,000.00	1,014.57	10.06	2.11

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

66	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information received about the Funds from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

68	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2014

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the fourth quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2013, and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Adviser provide additional Fund performance information to be reviewed by the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the first, third, and first quintiles for Class A shares and in the first, second, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s performance was in the fourth quintile for Class A shares for each of the one- and three-year periods ended December 31, 2013 and in the fourth and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee and actual total expenses for Select Class shares were in the third and second quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	J.P. MORGAN EQUITY FUNDS	69

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-PLUS-1214

Semi-Annual Report

J.P. Morgan Funds

December 31, 2014 (Unaudited)

JPMorgan Alternative Strategies Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder:

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	1

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)(continued)

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN FUNDS	DECEMBER 31, 2014

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Consumer Price Index for All Urban Consumers-Seasonally Adjusted	-0.65%
Standard & Poor’s 500 Index	6.12%
Barclays U.S. Aggregate Index	1.96%

Net Assets as of 12/31/2014	$11,090,259

INVESTMENT OBJECTIVE**

The JPMorgan Alternative Strategies Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly during the reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index (the “S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period.

U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe-haven bonds. Weak inflation data also supported U.S. government bond prices. Yields on U.S. bonds, which move in the opposite direction of prices, remained higher than elsewhere and thus more attractive to global investors. For the six months ended December 31, 2014, the S&P 500 returned 6.12%, while the Barclays U.S. Aggregate Index returned 1.96%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund’s Select Class Shares underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”). The Fund allocated its assets among other J.P. Morgan Funds, exchange traded funds and individual securities. Among the Fund’s investments, there was a wide range of returns. With the declining price of oil and the strengthening of the U.S. dollar, the Fund’s positions in commodity-oriented investments and emerging market debt in local currency were notable detractors during the period. The Fund’s investments in distressed debt issued by companies nearing or operating under bankruptcy protection also detracted from performance. The Fund’s allocation to long/short strategies provided a strong contribution to return. The merger arbitrage allocation was another leading contributor during the period. Merger arbitrage involves buying or short-selling shares of companies that are merging to capitalize on potential price discrepancies and returns generated by the merger.

HOW WAS THE FUND POSITIONED?

The Fund invested in a broad range of alternative asset classes and strategies. The Fund seeks to manage volatility in the overall portfolio by allocating its assets across these asset classes and strategies and by considering future return expectations versus the anticipated risk level for specific investments.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Alternative Strategies Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	9.6%
2.	JPMorgan Systematic Alpha Fund, Select Class Shares	9.2
3.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	8.9
4.	JPMorgan Hedged Equity Fund, Select Class Shares	8.7
5.	JPMorgan Research Market Neutral Fund, Select Class Shares	8.4
6.	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	7.1
7.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	6.9
8.	JPMorgan Floating Rate Income Fund, Select Class Shares	6.9
9.	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	2.6
10.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	AT&T, Inc.	2.9%
2.	M&T Bank Corp.	2.9
3.	Zillow, Inc., Class A	1.3
4.	Medtronic, Inc.	1.2
5.	Albemarle Corp.	0.9
6.	CarMax, Inc.	0.7
7.	Alkermes plc, (Ireland)	0.6
8.	Bank of America Corp.	0.6
9.	Visa, Inc., Class A	0.6
10.	Tractor Supply Co.	0.5

PORTFOLIO COMPOSITION BY SECTOR***
Market Neutral & Absolute Return	45.80%
Market Neutral (a)	35.00
Absolute Return Fixed Income (b)	9.50
Arbitrage Strategies (c)	1.30
Alternative Credit	12.70
Distressed Debt	10.10
Emerging Market Debt	2.60
Opportunistic Markets	26.90
Long/Short Equities	13.80
Other Investments — Equity	8.60
Commodities	2.90
Master Limited Partnership	1.60
Portfolio Hedges	14.60
Cash & Other Hedges	7.20
Inflation-Protected Strategies	7.20
Precious Metals	0.20

*	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
(a)	Market Neutral involves simultaneous investing long in securities that the Adviser expects to increase in value and selling short securities that the Adviser expects to decrease in value.
(b)	The underlying fund has an absolute return orientation which means that it is not managed relative to an index and attempts to achieve a positive total return in diverse market environments over time.
(c)	Merger arbitrage strategies involve buying the stock of one merging company and selling short the other merging company to capitalize on potential price discrepancies and returns generated by a corporate transaction.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 1, 2010
Without Sales Charge		(0.37)%	1.92%	2.48%	1.29%
With Sales Charge*		(4.86)	(2.64)	0.92	0.26
CLASS C SHARES	July 1, 2010
Without CDSC		(0.58)	1.49	1.99	0.80
With CDSC**		(1.58)	0.49	1.99	0.80
CLASS R5 SHARES	July 1, 2010	(0.13)	2.47	2.96	1.76
SELECT CLASS SHARES	July 1, 2010	(0.23)	2.26	2.75	1.55

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/01/10 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective August 1, 2013, the Fund’s investment objective and some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and Barclays U.S. Aggregate Index from July 1, 2010 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers—Seasonally Adjusted, S&P 500 Index and Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers—Seasonally Adjusted of the Bureau of Labor

Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar-denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 1, 2010 until August 1, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.0% (j)
Common Stocks — 10.3%
	Consumer Discretionary — 2.0%
	Auto Components — 0.0% (g)
45	Lear Corp.	4,414

	Automobiles — 0.1%
54	General Motors Co.	1,885
67	Thor Industries, Inc.	3,743

		5,628

	Diversified Consumer Services — 0.0% (g)
69	DeVry Education Group, Inc.	3,275

	Hotels, Restaurants & Leisure — 0.2%
78	Brinker International, Inc.	4,578
70	Darden Restaurants, Inc.	4,104
28	Las Vegas Sands Corp.	1,628
93	Royal Caribbean Cruises Ltd.	7,666
90	Six Flags Entertainment Corp.	3,884
56	Wyndham Worldwide Corp.	4,803

		26,663

	Household Durables — 0.3%
46	Harman International Industries, Inc.	4,909
99	Jarden Corp. (a)	4,740
92	Leggett & Platt, Inc.	3,920
3	NVR, Inc. (a)	3,826
232	PulteGroup, Inc.	4,979
67	Tempur Sealy International, Inc. (a)	3,679
30	Whirlpool Corp.	5,812

		31,865

	Internet & Catalog Retail — 0.1%
82	Expedia, Inc.	6,999
95	Liberty Interactive Corp., Class A (a)	2,795

		9,794

	Media — 0.6%
132	Cablevision Systems Corp., Class A	2,725
511	DIRECTV (a)	44,304
87	DISH Network Corp., Class A (a)	6,341
272	News Corp., Class A (a)	4,268
25	Omnicom Group, Inc.	1,937
132	Starz, Series A (a)	3,920
21	Walt Disney Co. (The)	1,978

		65,473

	Multiline Retail — 0.1%
74	Big Lots, Inc.	2,962
12	Dillard’s, Inc., Class A	1,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — continued
76	Dollar General Corp. (a)	5,373
81	Macy’s, Inc.	5,326

		15,163

	Specialty Retail — 0.4%
95	Abercrombie & Fitch Co., Class A	2,721
230	Best Buy Co., Inc.	8,965
78	Foot Locker, Inc.	4,382
103	GameStop Corp., Class A	3,481
80	Gap, Inc. (The)	3,369
42	Home Depot, Inc. (The)	4,409
35	Lowe’s Cos., Inc.	2,408
57	Murphy USA, Inc. (a)	3,925
34	O’Reilly Automotive, Inc. (a)	6,549
41	Penske Automotive Group, Inc.	2,012

		42,221

	Textiles, Apparel & Luxury Goods — 0.2%
46	Deckers Outdoor Corp. (a)	4,188
40	Fossil Group, Inc. (a)	4,429
64	Hanesbrands, Inc.	7,144
53	Michael Kors Holdings Ltd., (Hong Kong) (a)	3,980

		19,741

	Total Consumer Discretionary	224,237

	Consumer Staples — 0.5%
	Beverages — 0.1%
103	Dr. Pepper Snapple Group, Inc.	7,383
27	Molson Coors Brewing Co., Class B	2,012

		9,395

	Food & Staples Retailing — 0.1%
73	Kroger Co. (The)	4,687
630	Rite Aid Corp. (a)	4,738

		9,425

	Food Products — 0.2%
40	Archer-Daniels-Midland Co.	2,080
22	Bunge Ltd.	2,000
159	ConAgra Foods, Inc.	5,769
124	Mondelez International, Inc., Class A	4,504
172	Pilgrim’s Pride Corp. (a)	5,640

		19,993

	Household Products — 0.0% (g)
36	Energizer Holdings, Inc.	4,628

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Personal Products — 0.1%
402	Avon Products, Inc.	3,775
187	Coty, Inc., Class A (a)	3,863
104	Herbalife Ltd.	3,921

		11,559

	Total Consumer Staples	55,000

	Energy — 0.6%
	Energy Equipment & Services — 0.2%
59	Halliburton Co.	2,320
375	Nabors Industries Ltd., (Bermuda)	4,867
76	National Oilwell Varco, Inc.	4,980
189	Patterson-UTI Energy, Inc.	3,136
146	Superior Energy Services, Inc.	2,942
79	Unit Corp. (a)	2,694

		20,939

	Oil, Gas & Consumable Fuels — 0.4%
32	Anadarko Petroleum Corp.	2,640
87	CVR Energy, Inc.	3,368
88	Devon Energy Corp.	5,386
523	EP Energy Corp., Class A (a)	5,460
35	Exxon Mobil Corp.	3,236
144	Kinder Morgan, Inc.	6,093
109	Newfield Exploration Co. (a)	2,956
102	Southwestern Energy Co. (a)	2,784
67	Tesoro Corp.	4,981
88	Valero Energy Corp.	4,356

		41,260

	Total Energy	62,199

	Financials — 1.6%
	Banks — 0.4%
142	Associated Banc-Corp.	2,645
102	Citigroup, Inc.	5,519
122	East West Bancorp, Inc.	4,723
151	First Horizon National Corp.	2,051
426	First Niagara Financial Group, Inc.	3,591
495	Huntington Bancshares, Inc.	5,207
23	PNC Financial Services Group, Inc. (The)	2,098
103	Popular, Inc., (Puerto Rico) (a)	3,507
139	SunTrust Banks, Inc.	5,824
193	TCF Financial Corp.	3,067
147	Wells Fargo & Co.	8,059

		46,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 0.2%
37	Ameriprise Financial, Inc.	4,893
224	E*TRADE Financial Corp. (a)	5,433
21	Goldman Sachs Group, Inc. (The)	4,071
161	Morgan Stanley	6,247
49	SEI Investments Co.	1,962

		22,606

	Consumer Finance — 0.1%
246	Ally Financial, Inc. (a)	5,811
220	Santander Consumer USA Holdings, Inc.	4,314

		10,125

	Diversified Financial Services — 0.1%
59	Moody’s Corp.	5,653
81	NASDAQ OMX Group, Inc. (The)	3,884

		9,537

	Insurance — 0.5%
70	Allstate Corp. (The)	4,918
103	American International Group, Inc.	5,769
65	Axis Capital Holdings Ltd., (Bermuda)	3,321
48	Everest Re Group Ltd., (Bermuda)	8,174
49	Hartford Financial Services Group, Inc. (The)	2,043
112	Lincoln National Corp.	6,459
37	MetLife, Inc.	2,001
33	PartnerRe Ltd., (Bermuda)	3,766
62	Reinsurance Group of America, Inc.	5,433
20	RenaissanceRe Holdings Ltd., (Bermuda)	1,944
48	Travelers Cos., Inc. (The)	5,081
205	XL Group plc, (Ireland)	7,046

		55,955

	Thrifts & Mortgage Finance — 0.3%
2,615	Hudson City Bancorp, Inc.	26,464
149	Nationstar Mortgage Holdings, Inc. (a)	4,200

		30,664

	Total Financials	175,178

	Health Care — 1.1%
	Biotechnology — 0.2%
10	Alexion Pharmaceuticals, Inc. (a)	1,850
26	Alnylam Pharmaceuticals, Inc. (a)	2,522
10	Amgen, Inc.	1,593
22	BioMarin Pharmaceutical, Inc. (a)	1,989
63	Gilead Sciences, Inc. (a)	5,938
60	Myriad Genetics, Inc. (a)	2,044

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Biotechnology — continued
16	United Therapeutics Corp. (a)	2,072

		18,008

	Health Care Equipment & Supplies — 0.4%
291	Boston Scientific Corp. (a)	3,856
36	C.R. Bard, Inc.	5,998
200	Covidien plc, (Ireland)	20,456
48	Edwards Lifesciences Corp. (a)	6,114
96	Medtronic, Inc.	6,931

		43,355

	Health Care Providers & Services — 0.4%
84	Aetna, Inc.	7,462
34	AmerisourceBergen Corp.	3,065
64	Cardinal Health, Inc.	5,167
81	Community Health Systems, Inc. (a)	4,368
91	DaVita HealthCare Partners, Inc. (a)	6,892
26	Express Scripts Holding Co. (a)	2,201
70	HCA Holdings, Inc. (a)	5,137
54	Health Net, Inc. (a)	2,891
68	Omnicare, Inc.	4,959
111	VCA, Inc. (a)	5,414

		47,556

	Life Sciences Tools & Services — 0.0% (g)
142	Bruker Corp. (a)	2,786
31	Charles River Laboratories International, Inc. (a)	1,973
7	Illumina, Inc. (a)	1,292

		6,051

	Pharmaceuticals — 0.1%
88	AbbVie, Inc.	5,759
21	Mallinckrodt plc (a)	2,079
131	Pfizer, Inc.	4,081

		11,919

	Total Health Care	126,889

	Industrials — 1.6%
	Aerospace & Defense — 0.3%
29	Alliant Techsystems, Inc.	3,371
37	General Dynamics Corp.	5,092
47	Huntington Ingalls Industries, Inc.	5,286
24	Lockheed Martin Corp.	4,622
50	Northrop Grumman Corp.	7,369
103	Spirit Aerosystems Holdings, Inc., Class A (a)	4,433

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
100	Textron, Inc.	4,211

		34,384

	Airlines — 0.0% (g)
109	Southwest Airlines Co.	4,613

	Building Products — 0.0% (g)
155	Masco Corp.	3,906

	Commercial Services & Supplies — 0.1%
108	KAR Auction Services, Inc.	3,742
142	Pitney Bowes, Inc.	3,461
188	R.R. Donnelley & Sons Co.	3,159

		10,362

	Construction & Engineering — 0.1%
127	AECOM Technology Corp. (a)	3,857
54	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,267
92	KBR, Inc.	1,559

		7,683

	Electrical Equipment — 0.1%
49	Regal-Beloit Corp.	3,685
42	Rockwell Automation, Inc.	4,670

		8,355

	Industrial Conglomerates — 0.1%
13	3M Co.	2,136
36	Carlisle Cos., Inc.	3,249
242	General Electric Co.	6,115

		11,500

	Machinery — 0.5%
123	Allison Transmission Holdings, Inc.	4,170
55	Caterpillar, Inc.	5,034
38	Cummins, Inc.	5,478
25	Dover Corp.	1,793
25	IDEX Corp.	1,946
21	Illinois Tool Works, Inc.	1,989
36	Ingersoll-Rand plc	2,282
24	Parker-Hannifin Corp.	3,095
92	Pentair plc, (United Kingdom)	6,111
22	SPX Corp.	1,890
54	Stanley Black & Decker, Inc.	5,188
85	Terex Corp.	2,370
95	Timken Co.	4,055
32	Toro Co. (The)	2,042
105	Trinity Industries, Inc.	2,941

		50,384

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Marine — 0.0% (g)
38	Kirby Corp. (a)	3,068

	Professional Services — 0.1%
34	IHS, Inc., Class A (a)	3,872
72	ManpowerGroup, Inc.	4,908
107	Nielsen N.V.	4,786

		13,566

	Road & Rail — 0.2%
64	Avis Budget Group, Inc. (a)	4,245
56	Landstar System, Inc.	4,062
35	Norfolk Southern Corp.	3,836
43	Union Pacific Corp.	5,123

		17,266

	Trading Companies & Distributors — 0.1%
141	HD Supply Holdings, Inc. (a)	4,158
54	United Rentals, Inc. (a)	5,509

		9,667

	Total Industrials	174,754

	Information Technology — 1.5%
	Communications Equipment — 0.1%
106	ARRIS Group, Inc. (a)	3,200
422	Brocade Communications Systems, Inc.	4,997
4	Cisco Systems, Inc.	111
33	F5 Networks, Inc. (a)	4,305

		12,613

	Electronic Equipment, Instruments & Components — 0.3%
71	Arrow Electronics, Inc. (a)	4,110
95	Avnet, Inc.	4,087
130	CDW Corp.	4,572
194	Corning, Inc.	4,449
56	IPG Photonics Corp. (a)	4,196
32	Tech Data Corp. (a)	2,023
208	Vishay Intertechnology, Inc.	2,943

		26,380

	Internet Software & Services — 0.3%
93	AOL, Inc. (a)	4,294
45	Facebook, Inc., Class A (a)	3,511
10	Google, Inc., Class C (a)	5,264
306	Trulia, Inc. (a)	14,085
32	Zillow, Inc., Class A (a)	3,388

		30,542

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.3%
58	Amdocs Ltd.	2,706
242	Booz Allen Hamilton Holding Corp.	6,420
91	Computer Sciences Corp.	5,738
76	Fidelity National Information Services, Inc.	4,727
24	Gartner, Inc. (a)	2,021
111	Leidos Holdings, Inc.	4,831
100	Total System Services, Inc.	3,396
91	VeriFone Systems, Inc. (a)	3,385

		33,224

	Semiconductors & Semiconductor Equipment — 0.3%
64	Applied Materials, Inc.	1,595
417	Atmel Corp. (a)	3,501
135	Freescale Semiconductor Ltd. (a)	3,406
46	KLA-Tencor Corp.	3,235
32	Lam Research Corp.	2,539
171	Marvell Technology Group Ltd., (Bermuda)	2,479
150	Micron Technology, Inc. (a)	5,251
217	NVIDIA Corp.	4,351
139	OmniVision Technologies, Inc. (a)	3,614
216	ON Semiconductor Corp. (a)	2,188
30	Silicon Laboratories, Inc. (a)	1,429
52	Skyworks Solutions, Inc.	3,781

		37,369

	Software — 0.2%
269	Activision Blizzard, Inc.	5,420
159	Electronic Arts, Inc. (a)	7,475
200	Rovi Corp. (a)	4,518
73	salesforce.com, Inc. (a)	4,330
52	Tableau Software, Inc., Class A (a)	4,408

		26,151

	Technology Hardware, Storage & Peripherals — 0.0% (g)
70	Lexmark International, Inc., Class A	2,889

	Total Information Technology	169,168

	Materials — 0.8%
	Chemicals — 0.5%
68	Albemarle Corp.	4,089
87	Cabot Corp.	3,816
90	Celanese Corp., Series A	5,396
24	Eastman Chemical Co.	1,821
79	Huntsman Corp.	1,800
362	Rockwood Holdings, Inc.	28,525
20	Sherwin-Williams Co. (The)	5,261

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Chemicals — continued
81	Westlake Chemical Corp.	4,948

		55,656

	Containers & Packaging — 0.2%
88	Avery Dennison Corp.	4,565
85	Ball Corp.	5,795
82	Crown Holdings, Inc. (a)	4,174
81	Owens-Illinois, Inc. (a)	2,186

		16,720

	Metals & Mining — 0.1%
338	Alcoa, Inc.	5,337
51	Compass Minerals International, Inc.	4,428
143	United States Steel Corp.	3,824

		13,589

	Paper & Forest Products — 0.0% (g)
102	Domtar Corp., (Canada)	4,103

	Total Materials	90,068

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
58	AT&T, Inc.	1,948
50	CenturyLink, Inc.	1,979
724	Frontier Communications Corp.	4,829

	Total Telecommunication Services	8,756

	Utilities — 0.5%
	Electric Utilities — 0.2%
35	American Electric Power Co., Inc.	2,125
71	Edison International	4,649
62	Entergy Corp.	5,424
130	Exelon Corp.	4,820
70	FirstEnergy Corp.	2,729
109	ITC Holdings Corp.	4,407

		24,154

	Gas Utilities — 0.1%
61	Atmos Energy Corp.	3,400
120	UGI Corp.	4,558

		7,958

	Independent Power & Renewable Electricity Producers — 0.1%
200	AES Corp.	2,754
230	Calpine Corp. (a)	5,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — continued
141	NRG Energy, Inc.	3,800

		11,644

	Multi-Utilities — 0.1%
114	PG&E Corp.	6,069
94	SCANA Corp.	5,678

		11,747

	Total Utilities	55,503

	Total Common Stocks (Cost $1,041,331)	1,141,752

PRINCIPAL AMOUNT($)
Corporate Bonds — 2.8%
	Consumer Discretionary — 0.5%
	Hotels, Restaurants & Leisure — 0.0% (g)
2,000	CCM Merger, Inc., 9.125%, 05/01/19 (e)	2,100

	Internet & Catalog Retail — 0.5%
50,000	SITEL LLC/Sitel Finance Corp., 11.000%, 08/01/17 (e)	49,750

	Total Consumer Discretionary	51,850

	Consumer Staples — 0.4%
	Food & Staples Retailing — 0.4%
50,000	New Albertsons, Inc., 8.000%, 05/01/31	45,250

	Financials — 0.6%
	Diversified Financial Services — 0.6%
50,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	35,250
50,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	33,000

	Total Financials	68,250

	Industrials — 0.5%
	Marine — 0.5%
50,000	Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21	52,750

	Information Technology — 0.4%
	Communications Equipment — 0.4%
50,000	Avaya, Inc., 7.000%, 04/01/19 (e)	48,750

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
10,000	NII Capital Corp., 7.625%, 04/01/21 (d)	1,850
49,000	NII International Telecom S.C.A., (Luxembourg), 7.875%, 08/15/19 (d) (e)	35,035

	Total Telecommunication Services	36,885

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Corporate Bonds — continued
	Utilities — 0.1%
	Electric Utilities — 0.1%
10,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., VAR, 4.658%, 10/01/20	7,075

	Total Corporate Bonds (Cost $360,621)	310,810

SHARES
Exchange Traded Fund — 0.2%
	Alternative Assets — 0.2%
538	ProShares Ultra Gold ETF (a) † (Cost $28,379)	20,665

Investment Companies — 72.5% (b)
	Alternative Assets — 29.1%
15,001	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	164,260
21,533	JPMorgan Global Natural Resources Fund, Select Class Shares	163,434
95,361	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	979,359
60,096	JPMorgan Research Market Neutral Fund, Select Class Shares	920,073
66,995	JPMorgan Systematic Alpha Fund, Select Class Shares	1,007,611

	Total Alternative Assets	3,234,737

	Fixed Income — 20.9%
33,338	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	289,706
77,657	JPMorgan Floating Rate Income Fund, Select Class Shares	754,822
20,693	JPMorgan Inflation Managed Bond Fund, Select Class Shares	211,893
90,393	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	1,059,411

	Total Fixed Income	2,315,832

	U.S. Equity — 22.5%
57,777	JPMorgan Hedged Equity Fund, Select Class Shares	951,581
42,743	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	783,055
25,839	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	759,677

	Total U.S. Equity	2,494,313

	Total Investment Companies (Cost $7,956,994)	8,044,882

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 0.5%
	Consumer Discretionary — 0.5%
	Media — 0.5%
50,000	Clear Channel Communications, Inc., Term Loan, VAR, 6.919%, 01/30/19	47,035
19,130	R.H. Donnelley, Inc., Exit Term Loan, VAR, 9.750%, 12/31/16	13,638

	Total Loan Assignments (Cost $64,129)	60,673

SHARES
Master Limited Partnerships — 1.8%
75	Access Midstream Partners LP	4,065
48	Alliance Resource Partners LP	2,066
43	AmeriGas Partners LP	2,061
74	Atlas Pipeline Partners LP	2,017
104	BreitBurn Energy Partners LP	728
99	Buckeye Partners LP	7,490
55	Calumet Specialty Products Partners LP	1,233
114	Crestwood Midstream Partners LP	1,730
61	DCP Midstream Partners LP	2,771
202	Enbridge Energy Partners LP	8,060
271	Energy Transfer Partners LP	17,615
55	EnLink Midstream Partners LP	1,596
1,046	Enterprise Products Partners LP	37,781
15	EQT Midstream Partners LP	1,320
38	EV Energy Partners LP	732
45	Ferrellgas Partners LP	989
64	Genesis Energy LP	2,715
16	Golar LNG Partners LP, (Bermuda)	498
16	Holly Energy Partners LP	479
100	Lazard Ltd., (Bermuda), Class A	5,003
46	Legacy Reserves LP	526
209	Linn Energy LLC	2,117
206	Magellan Midstream Partners LP	17,028
138	MarkWest Energy Partners LP	9,272
7	Martin Midstream Partners LP	188
25	Memorial Production Partners LP	365
73	Natural Resource Partners LP	675
21	Navios Maritime Partners LP, (Greece)	214
27	NGL Energy Partners LP	756
62	NuStar Energy LP	3,580
138	ONEOK Partners LP	5,469
310	Plains All American Pipeline LP	15,909
264	Regency Energy Partners LP	6,336
41	Spectra Energy Partners LP	2,336
55	Suburban Propane Partners LP	2,378
142	Sunoco Logistics Partners LP	5,933

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Master Limited Partnerships — continued
84	Targa Resources Partners LP	4,022
43	TC PipeLines LP	3,062
39	Teekay LNG Partners LP, (Bermuda)	1,677
52	Teekay Offshore Partners LP, (Bermuda)	1,393
23	Tesoro Logistics LP	1,354
74	Vanguard Natural Resources LLC	1,115
56	Western Gas Partners LP	4,091
124	Williams Partners LP	5,549

	Total Master Limited Partnerships (Cost $148,891)	196,294

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 6.8%
	U.S. Treasury Inflation Indexed Notes,
184,500	0.125%, 04/15/16	197,856
195,000	0.125%, 04/15/19	195,415
180,000	0.500%, 04/15/15	194,637
175,000	U.S. Treasury Note, 1.250%, 02/29/20	171,269

	Total U.S. Treasury Obligations (Cost $767,667)	759,177

SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
449,515	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $449,515)	449,515

	Total Investments — 99.0% (Cost $10,817,527)	10,983,768
	Other Assets in Excess of Liabilities — 1.0%	106,491

	NET ASSETS — 100.0%	$11,090,259

Short Positions — 10.0%
Common Stocks — 10.0%
	Consumer Discretionary — 1.6%
	Auto Components — 0.1%
34	BorgWarner, Inc.	1,868
37	Visteon Corp. (a)	3,954

		5,822

	Automobiles — 0.1%
162	Ford Motor Co.	2,511
22	Tesla Motors, Inc. (a)	4,893

		7,404

SHARES	SECURITY DESCRIPTION	VALUE($)

	Distributors — 0.0% (g)
47	Genuine Parts Co.	5,009

	Diversified Consumer Services — 0.1%
152	H&R Block, Inc.	5,119

	Hotels, Restaurants & Leisure — 0.2%
64	Aramark	1,994
5	Chipotle Mexican Grill, Inc. (a)	3,423
27	Choice Hotels International, Inc.	1,512
25	Domino’s Pizza, Inc.	2,354
36	Hyatt Hotels Corp., Class A (a)	2,168
28	Norwegian Cruise Line Holdings Ltd. (a)	1,309
73	SeaWorld Entertainment, Inc.	1,307
31	Starbucks Corp.	2,543
53	Starwood Hotels & Resorts Worldwide, Inc.	4,297
180	Wendy’s Co. (The)	1,625
25	Wynn Resorts Ltd.	3,719

		26,251

	Household Durables — 0.1%
202	D.R. Horton, Inc.	5,109
31	Mohawk Industries, Inc. (a)	4,816
30	Toll Brothers, Inc. (a)	1,028

		10,953

	Internet & Catalog Retail — 0.1%
235	Groupon, Inc. (a)	1,941
44	HomeAway, Inc. (a)	1,311
15	Netflix, Inc. (a)	5,124
4	Priceline Group, Inc. (The) (a)	4,561

		12,937

	Leisure Products — 0.0% (g)
147	Mattel, Inc.	4,549

	Media — 0.2%
48	AMC Networks, Inc., Class A (a)	3,061
87	CBS Corp. (Non-Voting), Class B	4,815
27	Charter Communications, Inc., Class A (a)	4,499
25	Cinemark Holdings, Inc.	889
40	Comcast Corp., Class A	2,320
30	Discovery Communications, Inc., Class A (a)	1,033
109	DreamWorks Animation SKG, Inc., Class A (a)	2,434
76	Live Nation Entertainment, Inc. (a)	1,984
41	Meredith Corp.	2,227
60	Regal Entertainment Group, Class A	1,282
46	Thomson Reuters Corp.	1,856

		26,400

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Multiline Retail — 0.1%
42	Dollar Tree, Inc. (a)	2,956
54	Nordstrom, Inc.	4,287

		7,243

	Specialty Retail — 0.5%
55	Aaron’s, Inc.	1,681
34	Advance Auto Parts, Inc.	5,416
212	Ascena Retail Group, Inc. (a)	2,663
4	AutoZone, Inc. (a)	2,476
62	Cabela’s, Inc. (a)	3,268
110	CarMax, Inc. (a)	7,324
92	Chico’s FAS, Inc.	1,491
55	Dick’s Sporting Goods, Inc.	2,731
87	GNC Holdings, Inc., Class A	4,086
38	Sally Beauty Holdings, Inc. (a)	1,168
38	Signet Jewelers Ltd., (Bermuda)	5,000
165	Staples, Inc.	2,990
48	Tiffany & Co.	5,129
75	Tractor Supply Co.	5,911
27	Urban Outfitters, Inc. (a)	948

		52,282

	Textiles, Apparel & Luxury Goods — 0.1%
23	Carter’s, Inc.	2,008
29	Coach, Inc.	1,089
24	PVH Corp.	3,076
9	Ralph Lauren Corp.	1,667
81	Under Armour, Inc., Class A (a)	5,500

		13,340

	Total Consumer Discretionary	177,309

	Consumer Staples — 0.6%
	Beverages — 0.1%
52	Brown-Forman Corp., Class B	4,568
52	Coca-Cola Co. (The)	2,195
24	Constellation Brands, Inc., Class A (a)	2,356

		9,119

	Food & Staples Retailing — 0.1%
56	Sprouts Farmers Market, Inc. (a)	1,903
29	Wal-Mart Stores, Inc.	2,491
48	Whole Foods Market, Inc.	2,420

		6,814

	Food Products — 0.3%
143	Flowers Foods, Inc.	2,744
43	General Mills, Inc.	2,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
42	Hain Celestial Group, Inc. (The) (a)	2,448
35	Hershey Co. (The)	3,638
82	Hormel Foods Corp.	4,272
23	JM Smucker Co. (The)	2,323
15	Kellogg Co.	982
23	Keurig Green Mountain, Inc.	3,045
34	McCormick & Co., Inc. (Non-Voting)	2,526
25	Mead Johnson Nutrition Co.	2,514
59	WhiteWave Foods Co. (The) (a)	2,064

		28,849

	Household Products — 0.0% (g)
27	Church & Dwight Co., Inc.	2,128
33	Colgate-Palmolive Co.	2,283

		4,411

	Personal Products — 0.0% (g)
50	Estee Lauder Cos., Inc. (The), Class A	3,810
55	Nu Skin Enterprises, Inc., Class A	2,403

		6,213

	Tobacco — 0.1%
89	Altria Group, Inc.	4,385
54	Universal Corp.	2,375

		6,760

	Total Consumer Staples	62,166

	Energy — 0.7%
	Energy Equipment & Services — 0.1%
80	Atwood Oceanics, Inc. (a)	2,270
29	Dril-Quip, Inc. (a)	2,225
59	Frank’s International N.V., (Netherlands)	981
47	Oceaneering International, Inc.	2,764
87	RPC, Inc.	1,135
13	Schlumberger Ltd.	1,110
56	Tidewater, Inc.	1,815

		12,300

	Oil, Gas & Consumable Fuels — 0.6%
74	Cheniere Energy, Inc. (a)	5,210
14	Cimarex Energy Co.	1,484
252	Cobalt International Energy, Inc. (a)	2,240
21	Concho Resources, Inc. (a)	2,095
12	EQT Corp.	908
63	Golar LNG Ltd., (Bermuda)	2,298
37	Gulfport Energy Corp. (a)	1,544
58	Hess Corp.	4,282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
46	HollyFrontier Corp.	1,724
275	Laredo Petroleum, Inc. (a)	2,846
115	Marathon Oil Corp.	3,253
59	Murphy Oil Corp.	2,981
73	Noble Energy, Inc.	3,462
189	Oasis Petroleum, Inc. (a)	3,126
167	Peabody Energy Corp.	1,293
29	Phillips 66	2,079
138	QEP Resources, Inc.	2,790
42	Range Resources Corp.	2,245
123	Rice Energy, Inc. (a)	2,579
99	Spectra Energy Corp.	3,594
15	Targa Resources Corp.	1,591
25	Teekay Corp., (Bermuda)	1,272
43	Whiting Petroleum Corp. (a)	1,419
98	Williams Cos., Inc. (The)	4,404

		60,719

	Total Energy	73,019

	Financials — 1.5%
	Banks — 0.6%
354	Bank of America Corp.	6,333
7	BankUnited, Inc.	203
59	BB&T Corp.	2,295
34	City National Corp.	2,748
41	Comerica, Inc.	1,920
80	Commerce Bancshares, Inc.	3,479
36	First Republic Bank	1,876
253	M&T Bank Corp.	31,782
74	PacWest Bancorp	3,364
388	Regions Financial Corp.	4,097
11	Signature Bank (a)	1,386
38	SVB Financial Group (a)	4,411
44	Synovus Financial Corp.	1,192
132	Zions Bancorporation	3,763

		68,849

	Capital Markets — 0.2%
10	Affiliated Managers Group, Inc. (a)	2,123
55	Artisan Partners Asset Management, Inc., Class A	2,779
153	Charles Schwab Corp. (The)	4,619
42	Federated Investors, Inc., Class B	1,383
98	Interactive Brokers Group, Inc., Class A	2,858
33	Legg Mason, Inc.	1,761

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
84	LPL Financial Holdings, Inc.	3,742
12	T. Rowe Price Group, Inc.	1,030

		20,295

	Consumer Finance — 0.1%
11	American Express Co.	1,024
47	Navient Corp.	1,016
365	SLM Corp.	3,719

		5,759

	Diversified Financial Services — 0.1%
32	CBOE Holdings, Inc.	2,029
57	CME Group, Inc.	5,053
9	Intercontinental Exchange, Inc.	1,974
21	MSCI, Inc.	996
100	Voya Financial, Inc.	4,238

		14,290

	Insurance — 0.4%
17	Aflac, Inc.	1,039
17	Arch Capital Group Ltd., (Bermuda) (a)	1,005
49	Arthur J. Gallagher & Co.	2,307
57	Brown & Brown, Inc.	1,876
74	Cincinnati Financial Corp.	3,835
23	Endurance Specialty Holdings Ltd., (Bermuda)	1,376
88	FNF Group	3,032
431	Genworth Financial, Inc., Class A (a)	3,664
112	Loews Corp.	4,706
8	Markel Corp. (a)	5,463
18	Marsh & McLennan Cos., Inc.	1,030
26	Mercury General Corp.	1,473
197	Old Republic International Corp.	2,882
42	Principal Financial Group, Inc.	2,181
30	ProAssurance Corp.	1,354
109	Progressive Corp. (The)	2,942
26	Protective Life Corp.	1,811
74	Torchmark Corp.	4,009

		45,985

	Real Estate Investment Trusts (REITs) — 0.1%
146	Iron Mountain, Inc.	5,644
57	Lamar Advertising Co., Class A	3,058

		8,702

	Real Estate Management & Development — 0.0% (g)
96	Realogy Holdings Corp. (a)	4,271

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Thrifts & Mortgage Finance — 0.0% (g)
107	New York Community Bancorp, Inc.	1,712
112	Ocwen Financial Corp. (a)	1,691

		3,403

	Total Financials	171,554

	Health Care — 1.1%
	Biotechnology — 0.2%
111	Alkermes plc, (Ireland) (a)	6,500
27	Celgene Corp. (a)	3,020
13	Incyte Corp. (a)	951
16	Intercept Pharmaceuticals, Inc. (a)	2,496
14	Medivation, Inc. (a)	1,395
17	Pharmacyclics, Inc. (a)	2,078
4	Regeneron Pharmaceuticals, Inc. (a)	1,641

		18,081

	Health Care Equipment & Supplies — 0.3%
34	Align Technology, Inc. (a)	1,901
14	Cooper Cos., Inc. (The)	2,269
68	DENTSPLY International, Inc.	3,622
13	IDEXX Laboratories, Inc. (a)	1,928
9	Intuitive Surgical, Inc. (a)	4,761
192	Medtronic, Inc.	13,862
38	ResMed, Inc.	2,130
41	Sirona Dental Systems, Inc. (a)	3,582
12	Varian Medical Systems, Inc. (a)	1,038
23	Zimmer Holdings, Inc.	2,609

		37,702

	Health Care Providers & Services — 0.3%
57	Air Methods Corp. (a)	2,510
115	Brookdale Senior Living, Inc. (a)	4,217
19	Catamaran Corp. (a)	983
16	Cigna Corp.	1,647
104	Envision Healthcare Holdings, Inc. (a)	3,608
36	Henry Schein, Inc. (a)	4,901
32	Humana, Inc.	4,596
9	Laboratory Corp. of America Holdings (a)	971
28	MEDNAX, Inc. (a)	1,851
69	Patterson Cos., Inc.	3,319
21	Tenet Healthcare Corp. (a)	1,064
23	UnitedHealth Group, Inc.	2,325

		31,992

	Health Care Technology — 0.1%
204	Allscripts Healthcare Solutions, Inc. (a)	2,605

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — continued
30	athenahealth, Inc. (a)	4,371
36	Cerner Corp. (a)	2,328
175	IMS Health Holdings, Inc. (a)	4,487

		13,791

	Life Sciences Tools & Services — 0.1%
3	Agilent Technologies, Inc.	123
30	Bio-Techne Corp.	2,772
6	Mettler-Toledo International, Inc. (a)	1,815
139	QIAGEN N.V., (Netherlands) (a)	3,261
18	Quintiles Transnational Holdings, Inc. (a)	1,059
42	Thermo Fisher Scientific, Inc.	5,262
20	Waters Corp. (a)	2,254

		16,546

	Pharmaceuticals — 0.1%
75	Bristol-Myers Squibb Co.	4,427
33	Eli Lilly & Co.	2,277
33	Endo International plc, (Ireland) (a)	2,380

		9,084

	Total Health Care	127,196

	Industrials — 1.3%
	Aerospace & Defense — 0.2%
62	B/E Aerospace, Inc. (a)	3,597
18	Boeing Co. (The)	2,340
50	Hexcel Corp. (a)	2,074
31	KLX, Inc. (a)	1,279
20	Precision Castparts Corp.	4,818
24	Rockwell Collins, Inc.	2,027
11	TransDigm Group, Inc.	2,160
19	Triumph Group, Inc.	1,277

		19,572

	Air Freight & Logistics — 0.0% (g)
46	Expeditors International of Washington, Inc.	2,052

	Airlines — 0.0% (g)
21	Delta Air Lines, Inc.	1,033
22	Spirit Airlines, Inc. (a)	1,663

		2,696

	Building Products — 0.1%
25	A.O. Smith Corp.	1,410
37	Armstrong World Industries, Inc. (a)	1,892
79	Fortune Brands Home & Security, Inc.	3,576
19	Lennox International, Inc.	1,806
88	Owens Corning	3,151

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Building Products — continued
35	USG Corp. (a)	980

		12,815

	Commercial Services & Supplies — 0.1%
31	ADT Corp. (The)	1,123
45	Clean Harbors, Inc. (a)	2,162
36	Copart, Inc. (a)	1,314
58	Covanta Holding Corp.	1,277
51	Republic Services, Inc.	2,053
16	Stericycle, Inc. (a)	2,097
53	Tyco International plc	2,324
30	Waste Connections, Inc.	1,320

		13,670

	Construction & Engineering — 0.1%
34	Fluor Corp.	2,062
74	Jacobs Engineering Group, Inc. (a)	3,307

		5,369

	Electrical Equipment — 0.1%
14	Acuity Brands, Inc.	1,961
62	AMETEK, Inc.	3,263
76	Babcock & Wilcox Co. (The)	2,303
32	Eaton Corp. plc	2,174
31	Hubbell, Inc., Class B	3,312

		13,013

	Industrial Conglomerates — 0.0% (g)
13	Danaher Corp.	1,114
13	Roper Industries, Inc.	2,033

		3,147

	Machinery — 0.3%
40	AGCO Corp.	1,808
84	Colfax Corp. (a)	4,332
23	Deere & Co.	2,035
76	Donaldson Co., Inc.	2,936
59	Flowserve Corp.	3,530
48	Graco, Inc.	3,849
63	Joy Global, Inc.	2,931
42	Kennametal, Inc.	1,503
126	Manitowoc Co., Inc. (The)	2,785
23	Nordson Corp.	1,793
10	Valmont Industries, Inc.	1,270
34	WABCO Holdings, Inc. (a)	3,562
26	Wabtec Corp.	2,259

		34,593

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
26	Equifax, Inc.	2,103
17	Towers Watson & Co., Class A	1,924
70	Verisk Analytics, Inc., Class A (a)	4,483

		8,510

	Road & Rail — 0.2%
38	Genesee & Wyoming, Inc., Class A (a)	3,417
155	Hertz Global Holdings, Inc. (a)	3,866
57	J.B. Hunt Transport Services, Inc.	4,802
16	Kansas City Southern	1,952
33	Ryder System, Inc.	3,064

		17,101

	Trading Companies & Distributors — 0.1%
75	Air Lease Corp.	2,573
100	Fastenal Co.	4,756
32	MSC Industrial Direct Co., Inc., Class A	2,600
22	W.W. Grainger, Inc.	5,608

		15,537

	Total Industrials	148,075

	Information Technology — 1.6%
	Communications Equipment — 0.1%
26	CommScope Holding Co., Inc. (a)	594
98	JDS Uniphase Corp. (a)	1,344
32	Motorola Solutions, Inc.	2,147
41	Palo Alto Networks, Inc. (a)	5,025
11	QUALCOMM, Inc.	818

		9,928

	Electronic Equipment, Instruments & Components — 0.1%
88	Amphenol Corp., Class A	4,735
32	Anixter International, Inc. (a)	2,831
16	FEI Co.	1,446
55	Ingram Micro, Inc., Class A (a)	1,520
76	Knowles Corp. (a)	1,790
56	Trimble Navigation Ltd. (a)	1,486

		13,808

	Internet Software & Services — 0.3%
32	Akamai Technologies, Inc. (a)	2,015
26	CoStar Group, Inc. (a)	4,774
25	IAC/InterActiveCorp	1,520
11	LinkedIn Corp., Class A (a)	2,527
177	Pandora Media, Inc. (a)	3,156
8	VeriSign, Inc. (a)	456
55	Yahoo!, Inc. (a)	2,778

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Internet Software & Services — continued
33	Yelp, Inc. (a)	1,806
136	Zillow, Inc., Class A (a)	14,401

		33,433

	IT Services — 0.3%
12	Accenture plc, (Ireland), Class A	1,072
32	Fiserv, Inc. (a)	2,271
57	Genpact Ltd., (Bermuda) (a)	1,079
42	Global Payments, Inc.	3,391
24	International Business Machines Corp.	3,851
30	Jack Henry & Associates, Inc.	1,864
40	MasterCard, Inc., Class A	3,446
23	Paychex, Inc.	1,062
36	Vantiv, Inc., Class A (a)	1,221
24	Visa, Inc., Class A	6,293
163	Xerox Corp.	2,259

		27,809

	Semiconductors & Semiconductor Equipment — 0.3%
479	Advanced Micro Devices, Inc. (a)	1,279
29	Altera Corp.	1,071
48	Analog Devices, Inc.	2,665
76	Cree, Inc. (a)	2,449
196	Integrated Device Technology, Inc. (a)	3,841
47	Linear Technology Corp.	2,143
89	Microchip Technology, Inc.	4,015
193	PMC-Sierra, Inc. (a)	1,768
162	SunEdison, Inc. (a)	3,161
97	SunPower Corp. (a)	2,505
125	Teradyne, Inc.	2,474
58	Xilinx, Inc.	2,511

		29,882

	Software — 0.4%
28	Adobe Systems, Inc. (a)	2,036
38	ANSYS, Inc. (a)	3,116
52	Autodesk, Inc. (a)	3,123
18	CA, Inc.	548
22	FactSet Research Systems, Inc.	3,096
117	FireEye, Inc. (a)	3,695
27	Intuit, Inc.	2,489
52	NetSuite, Inc. (a)	5,677
16	PTC, Inc. (a)	586
35	Red Hat, Inc. (a)	2,420
76	ServiceNow, Inc. (a)	5,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
24	Solera Holdings, Inc.	1,228
90	Splunk, Inc. (a)	5,305
25	VMware, Inc., Class A (a)	2,063
19	Workday, Inc., Class A (a)	1,551
1,121	Zynga, Inc., Class A (a)	2,982

		45,072

	Technology Hardware, Storage & Peripherals — 0.1%
20	Apple, Inc.	2,208
39	Diebold, Inc.	1,351
33	EMC Corp.	981
120	NCR Corp. (a)	3,497
45	NetApp, Inc.	1,865
23	SanDisk Corp.	2,254
13	Stratasys Ltd. (a)	1,080
9	Western Digital Corp.	996

		14,232

	Total Information Technology	174,164

	Materials — 0.8%
	Chemicals — 0.4%
29	Airgas, Inc.	3,340
174	Albemarle Corp.	10,463
16	CF Industries Holdings, Inc.	4,361
63	E.I. du Pont de Nemours & Co.	4,658
21	Ecolab, Inc.	2,195
63	FMC Corp.	3,593
17	Monsanto Co.	2,031
9	NewMarket Corp.	3,632
17	Praxair, Inc.	2,202
76	RPM International, Inc.	3,854
22	Scotts Miracle-Gro Co. (The), Class A	1,371
47	W.R. Grace & Co. (a)	4,483

		46,183

	Construction Materials — 0.1%
38	Martin Marietta Materials, Inc.	4,192
74	Vulcan Materials Co.	4,864

		9,056

	Containers & Packaging — 0.2%
53	AptarGroup, Inc.	3,542
36	Bemis Co., Inc.	1,628
133	MeadWestvaco Corp.	5,904
27	Packaging Corp. of America	2,107
118	Sealed Air Corp.	5,007

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Containers & Packaging — continued
27	Silgan Holdings, Inc.	1,447

		19,635

	Metals & Mining — 0.1%
82	Allegheny Technologies, Inc.	2,851
52	Carpenter Technology Corp.	2,561
123	Southern Copper Corp.	3,469

		8,881

	Paper & Forest Products — 0.0% (g)
22	Schweitzer-Mauduit International, Inc.	931

	Total Materials	84,686

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
974	AT&T, Inc.	32,717
41	Verizon Communications, Inc.	1,918
193	Windstream Holdings, Inc.	1,590

		36,225

	Wireless Telecommunication Services — 0.1%
1,034	Sprint Corp. (a)	4,291
56	Telephone & Data Systems, Inc.	1,414

		5,705

	Total Telecommunication Services	41,930

	Utilities — 0.4%
	Electric Utilities — 0.1%
53	Duke Energy Corp.	4,428
49	NextEra Energy, Inc.	5,208
49	Northeast Utilities	2,622
58	OGE Energy Corp.	2,058
30	Pinnacle West Capital Corp.	2,049
66	Xcel Energy, Inc.	2,371

		18,736

	Gas Utilities — 0.0% (g)
26	National Fuel Gas Co.	1,808

	Multi-Utilities — 0.3%
75	Alliant Energy Corp.	4,981
163	CenterPoint Energy, Inc.	3,819
68	Dominion Resources, Inc.	5,229
114	MDU Resources Group, Inc.	2,679
116	NiSource, Inc.	4,921
22	Sempra Energy	2,450
79	TECO Energy, Inc.	1,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
83	Wisconsin Energy Corp.	4,377

		30,075

	Total Utilities	50,619

	Total Securities Sold Short (Proceeds $1,089,870)	$1,110,718

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2014.
†	— Publicly traded partnership that is not registered under the Investment Company Act of 1940, as amended.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$2,489,371
Investments in affiliates, at value	8,494,397

Total investment securities, at value	10,983,768
Cash	58,368
Foreign currency, at value	99,260
Deposits at broker for securities sold short	1,118,928
Receivables:
Interest and dividends from non-affiliates	9,093
Dividends from affiliates	14
Tax reclaims	1
Due from Adviser	13,819

Total Assets	12,283,251

LIABILITIES:
Payables:
Securities sold short, at value	1,110,718
Dividend expense to non-affiliates on securities sold short	885
Investment securities purchased	7,001
Fund shares redeemed	234
Accrued liabilities:
Shareholder servicing fees	6,968
Distribution fees	88
Custodian and accounting fees	25,204
Trustees’ and Chief Compliance Officer’s fees	11
Other	41,883

Total Liabilities	1,192,992

Net Assets	$11,090,259

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Alternative Strategies Fund
NET ASSETS:
Paid-in-Capital	$10,866,434
Accumulated undistributed (distributions in excess of) net investment income	(71,038)
Accumulated net realized gains (losses)	148,425
Net unrealized appreciation (depreciation)	146,438

Total Net Assets	$11,090,259

Net Assets:
Class A	$173,588
Class C	83,418
Class R5	54,084
Select Class	10,779,169

Total	$11,090,259

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,396
Class C	5,518
Class R5	3,536
Select Class	705,417

Net Asset Value (a):
Class A — Redemption price per share	$15.23
Class C — Offering price per share (b)	15.12
Class R5 — Offering and redemption price per share	15.30
Select Class — Offering and redemption price per share	15.28
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.95

Cost of investments in non-affiliates	$2,411,018
Cost of investments in affiliates	8,406,509
Cost of foreign currency	98,215
Proceeds from securities sold short	1,089,870

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Alternative Strategies Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$29,539
Dividend income from affiliates	52,370
Interest income from non-affiliates	17,645
Foreign taxes withheld	(202)

Total investment income	99,352

EXPENSES:
Investment advisory fees	22,311
Administration fees	4,602
Distribution fees:
Class A	176
Class C	316
Shareholder servicing fees:
Class A	176
Class C	105
Class R5	13
Select Class	13,595
Custodian and accounting fees	25,498
Professional fees	35,564
Trustees’ and Chief Compliance Officer’s fees	62
Printing and mailing costs	15,920
Registration and filing fees	36,115
Transfer agent fees	3,573
Other	3,127
Dividend expense to non-affiliates on securities sold short	21,322
Interest expense to non-affiliates on securities sold short	1,769

Total expenses	184,244

Less fees waived	(29,712)
Less expense reimbursements	(111,891)

Net expenses	42,641

Net investment income (loss)	56,711

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	31,135
Investments in affiliates	9,463
Securities sold short	(45,155)
Foreign currency transactions	(1,860)

Net realized gain (loss)	(6,417)

Distributions of capital gains received from investment company affiliates	126,134

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(85,030)
Investments in affiliates	(167,283)
Securities sold short	48,832
Foreign currency translations	1,037

Change in net unrealized appreciation/depreciation	(202,444)

Net realized/unrealized gains (losses)	(82,727)

Change in net assets resulting from operations	$(26,016)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,711	$113,273
Net realized gain (loss)	(6,417)	94,898
Distributions of capital gains received from investment company affiliates	126,134	132,554
Change in net unrealized appreciation/depreciation	(202,444)	238,054

Change in net assets resulting from operations	(26,016)	578,779

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,298)	(496)
From net realized gains	(660)	(53)
Class C
From net investment income	(411)	(156)
From net realized gains	(361)	(43)
Class R5
From net investment income	(504)	(511)
From net realized gains	(231)	(40)
Select Class
From net investment income	(89,883)	(87,130)
From net realized gains	(46,106)	(7,919)

Total distributions to shareholders	(139,454)	(96,348)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	229,266	366,485

NET ASSETS:
Change in net assets	63,796	848,916
Beginning of period	11,026,463	10,177,547

End of period	$11,090,259	$11,026,463

Accumulated undistributed (distributions in excess of) net investment income	$(71,038)	$(35,653)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2014

	Alternative Strategies Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,045	$31,394
Distributions reinvested	1,958	549
Cost of shares redeemed	(21,841)	(1,239)

Change in net assets resulting from Class A capital transactions	$91,162	$30,704

Class C
Proceeds from shares issued	$—	$38,485
Distributions reinvested	772	199
Cost of shares redeemed	—	(6,990)

Change in net assets resulting from Class C capital transactions	$772	$31,694

Class R5
Distributions reinvested	$735	$551

Change in net assets resulting from Class R5 capital transactions	$735	$551

Select Class
Proceeds from shares issued	$808	$285,493
Distributions reinvested	135,989	94,915
Cost of shares redeemed	(200)	(76,872)

Change in net assets resulting from Select Class capital transactions	$136,597	$303,536

Total change in net assets resulting from capital transactions	$229,266	$366,485

SHARE TRANSACTIONS:
Class A
Issued	7,210	2,099
Reinvested	129	36
Redeemed	(1,408)	(81)

Change in Class A Shares	5,931	2,054

Class C
Issued	—	2,537
Reinvested	51	13
Redeemed	—	(466)

Change in Class C Shares	51	2,084

Class R5
Reinvested	48	37

Change in Class R5 Shares	48	37

Select Class
Issued	53	19,035
Reinvested	8,894	6,277
Redeemed	(13)	(4,966)

Change in Select Class Shares	8,934	20,346

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Alternative Strategies Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$15.47	$0.07	(j)	$(0.12)	$(0.05)	$(0.12)	$(0.07)	$—	$(0.19)
Year Ended June 30, 2014	14.81	0.13	(j)	0.64	0.77	(0.10)	(0.01)	—	(0.11)
Year Ended June 30, 2013	14.83	0.05		0.06	0.11	(0.07)	(0.03)	(0.03)	(0.13)
Year Ended June 30, 2012	15.33	0.11		(0.42)	(0.31)	(0.10)	(0.09)	—	(0.19)
July 1, 2010 (k) through June 30, 2011	15.00	(0.01)		0.36	0.35	(0.01)	(0.01)	—	(0.02)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.35	0.02	(j)	(0.11)	(0.09)	(0.07)	(0.07)	—	(0.14)
Year Ended June 30, 2014	14.71	0.05	(j)	0.65	0.70	(0.05)	(0.01)	—	(0.06)
Year Ended June 30, 2013	14.74	(0.02)		0.06	0.04	(0.01)	(0.03)	(0.03)	(0.07)
Year Ended June 30, 2012	15.26	0.03		(0.41)	(0.38)	(0.05)	(0.09)	—	(0.14)
July 1, 2010 (k) through June 30, 2011	15.00	(0.09)		0.36	0.27	— (l)	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	15.53	0.10	(j)	(0.12)	(0.02)	(0.14)	(0.07)	—	(0.21)
Year Ended June 30, 2014	14.84	0.19	(j)	0.66	0.85	(0.15)	(0.01)	—	(0.16)
Year Ended June 30, 2013	14.85	0.12		0.07	0.19	(0.14)	(0.03)	(0.03)	(0.20)
Year Ended June 30, 2012	15.36	0.17		(0.42)	(0.25)	(0.17)	(0.09)	—	(0.26)
July 1, 2010 (k) through June 30, 2011	15.00	0.05		0.37	0.42	(0.05)	(0.01)	—	(0.06)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	15.51	0.08	(j)	(0.11)	(0.03)	(0.13)	(0.07)	—	(0.20)
Year Ended June 30, 2014	14.83	0.16	(j)	0.66	0.82	(0.13)	(0.01)	—	(0.14)
Year Ended June 30, 2013	14.85	0.09		0.06	0.15	(0.11)	(0.03)	(0.03)	(0.17)
Year Ended June 30, 2012	15.35	0.14		(0.41)	(0.27)	(0.14)	(0.09)	—	(0.23)
July 1, 2010 (k) through June 30, 2011	15.00	0.02		0.36	0.38	(0.02)	(0.01)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 0.59% and 3.14% for the six months ended December 31, 2014 and 0.61% and 3.15% for the year ended June 30, 2014; for Class C are 1.09% and 3.64% for the six months ended December 31, 2014 and 1.12% and 3.61% for the year ended June 30, 2014; for Class R5 are 0.15% and 2.68% for the six months ended December 31, 2014 and 0.18% and 2.69% for the year ended June 30, 2014; and for Select Class are 0.34% and 2.88% for the six months ended December 31, 2014 and 0.37% and 2.89% for the year ended June 30, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencing on December 31, 2013, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2013, the Fund did not transact in short selling.
(j)	Calculated based upon average shares outstanding.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(g)	Portfolio turnover rate (excluding securities sold short) (c)(h)(i)	Portfolio turnover rate (including securities sold short) (c)(h)(i)

$15.23	(0.37)%	$173,588	1.00%	0.98%	3.55%	20%	31%
15.47	5.24	84,564	0.75	0.86	3.29	93	124
14.81	0.77	50,514	0.94	0.36	2.70	139	—
14.83	(1.99)	50,126	0.82	0.70	2.82	71	—
15.33	2.31	51,162	0.67	(0.09)	3.58	73	—

15.12	(0.58)	83,418	1.50	0.28	4.05	20	31
15.35	4.75	83,931	1.26	0.33	3.75	93	124
14.71	0.27	49,763	1.44	(0.15)	3.20	139	—
14.74	(2.49)	49,630	1.32	0.21	3.32	71	—
15.26	1.80	50,907	1.17	(0.59)	4.07	73	—

15.30	(0.13)	54,084	0.56	1.22	3.09	20	31
15.53	5.75	54,156	0.32	1.27	2.83	93	124
14.84	1.28	51,201	0.49	0.79	2.25	139	—
14.85	(1.60)	50,580	0.37	1.16	2.37	71	—
15.36	2.78	51,391	0.22	0.36	3.12	73	—

15.28	(0.23)	10,779,169	0.75	1.03	3.29	20	31
15.51	5.54	10,803,812	0.51	1.07	3.03	93	124
14.83	1.01	10,026,069	0.69	0.60	2.45	139	—
14.85	(1.74)	9,924,394	0.57	0.96	2.57	71	—
15.35	2.56	10,103,917	0.42	0.16	3.33	73	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Diversified

The investment objective of the Fund is to seek to provide capital appreciation.

Prior to August 1, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2014

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$224,237	$—	$—	$224,237
Consumer Staples	55,000	—	—	55,000
Energy	62,199	—	—	62,199
Financials	175,178	—	—	175,178
Health Care	126,889	—	—	126,889
Industrials	174,754	—	—	174,754
Information Technology	169,168	—	—	169,168
Materials	90,068	—	—	90,068
Telecommunication Services	8,756	—	—	8,756
Utilities	55,503	—	—	55,503

Total Common Stocks	1,141,752	—	—	1,141,752

Debt Securities
Corporate Bonds
Consumer Discretionary	—	51,850	—	51,850
Consumer Staples	—	45,250	—	45,250
Financials	—	68,250	—	68,250
Industrials	—	52,750	—	52,750
Information Technology	—	48,750	—	48,750
Telecommunication Services	—	36,885	—	36,885
Utilities	—	7,075	—	7,075

Total Corporate Bonds	—	310,810	—	310,810

U.S. Treasury Obligations	—	759,177	—	759,177
Exchange Traded Fund	20,665	—	—	20,665
Investment Companies	8,044,882	—	—	8,044,882
Loan Assignments
Consumer Discretionary	—	60,673	—	60,673
Master Limited Partnerships	196,294	—	—	196,294
Short-Term Investment
Investment Company	449,515	—	—	449,515

Total Investments in Securities	$9,853,108	$1,130,660	$—	$10,983,768

Liabilities for Securities Sold Short
Common Stocks
Consumer Discretionary	$(177,309)	$—	$—	$(177,309)
Consumer Staples	(62,166)	—	—	(62,166)
Energy	(73,019)	—	—	(73,019)
Financials	(171,554)	—	—	(171,554)
Health Care	(127,196)	—	—	(127,196)
Industrials	(148,075)	—	—	(148,075)
Information Technology	(174,164)	—	—	(174,164)
Materials	(84,686)	—	—	(84,686)
Telecommunication Services	(41,930)	—	—	(41,930)
Utilities	(50,619)	—	—	(50,619)

Total Liabilities for Securities Sold Short	$(1,110,718)	$—	$—	$(1,110,718)

DECEMBER 31, 2014	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of December 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act.

C. Loan Assignments — The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2014, the Fund had outstanding short sales as listed on its SOI.

E. Options — The Fund purchases put and call options on indices to gain long or short exposure to the underlying index. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The table below discloses the volume of the Fund’s options activity during the six months ended December 31, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	$8	(a)
Ending Number of Contracts Purchased	—

(a)	For the period from July 1, 2014 to September 30, 2014.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2014

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Commodities Strategy Fund, Select Class Shares	$212,413	$—	$—	$—	$—	15,001	$164,260
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	325,487	200	—	—	200	33,338	289,706
JPMorgan Floating Rate Income Fund, Select Class Shares	767,604	17,166	—	—	17,166	77,657	754,822
JPMorgan Global Natural Resources Fund, Select Class Shares	226,072	792	—	—	794	21,533	163,434
JPMorgan Hedged Equity Fund, Select Class Shares	604,165	318,967	—	—	2,967	57,777	951,581
JPMorgan Inflation Managed Bond Fund, Select Class Shares	218,562	1,381	—	—	1,381	20,693	211,893
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	1,062,293	—	100,000	496	—	95,361	979,359
JPMorgan Prime Money Market Fund, Institutional Class Shares	941,425	1,506,004	1,997,914	—	75	449,515	449,515
JPMorgan Research Market Neutral Fund, Select Class Shares	907,734	22,828	—	22,827	—	60,096	920,073
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	1,067,239	8,366	—	—	8,367	90,393	1,059,411
JPMorgan Systematic Alpha Fund, Select Class Shares	—	1,013,790	—	1,380	10,410	66,995	1,007,611
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	822,716	48,994	111,000	50,243	5,375	42,743	783,055
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	812,989	63,943	110,000	60,651	5,635	25,839	759,677

	$7,968,699			$135,597	$52,370		$8,494,397

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

DECEMBER 31, 2014	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following:

Front-End Sales Charge	CDSC
$370	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C		Class R5		Select Class
1.25%*	1.75	%*	0.80	%*	1.00	%*

*	Prior to August 1, 2013, the contractual expense limitation percentages were 1.75%, 2.25%, 1.30% and 1.50% for Class A, Class C, Class R5 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014 and are in place until at least October 31, 2015.

For the six months ended December 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
$22,311	$4,602	$2,799	$29,712	$111,891

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares and above 0.05% for Class R5 Shares, the Fund’s Distributor may waive shareholder servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. This waiver may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$2,567,747	$1,928,602	$198,787	$31,492	$1,103,352	$1,196,768

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,817,527	$468,605	$302,364	$166,241

At June 30, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity

32	J.P. MORGAN FUNDS	DECEMBER 31, 2014

securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

As of December 31, 2014, the Fund pledged a substantial portion of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

As of December 31, 2014, a significant amount of the Fund’s outstanding shares were held by the Adviser.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

8. Subsequent Event

At their meeting in February 2015, the Board approved the liquidation of the Fund which is expected to occur on or about March 23, 2015.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including the expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$996.30	$5.03	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	994.20	7.54	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	998.70	2.82	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
Select Class
Actual	1,000.00	997.70	3.78	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34	J.P. MORGAN FUNDS	DECEMBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Fund and the underlying J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information included the Fund’s and Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Fund’s and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discus-

sing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings (including with respect to the Underlying Funds), as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s

DECEMBER 31, 2014	J.P. MORGAN FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered that JPMFM, JPMDS and JPMCB receive fees for providing services to the Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Fund effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment

36	J.P. MORGAN FUNDS	DECEMBER 31, 2014

classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund, and based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the changes to the expense limitation agreement implemented effective August 1, 2013 in conjunction with the change in investment objective and strategies. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	37

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Fund elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

Gross Income	Foreign Tax Pass Through
$4,957	$661

38	J.P. MORGAN FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-ASF-1214

Semi-Annual Report

J.P. Morgan Funds

December 31, 2014 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.” - George C.W. Gatch

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt – also known as junk bonds – widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about

DECEMBER 31, 2014	J.P. MORGAN FUNDS	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN FUNDS	DECEMBER 31, 2014

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.59%
MSCI World Index (net of foreign withholding taxes)	(1.17)%
Diversified Composite Benchmark	0.09%

Net Assets as of 12/31/2014 (In Thousands)	$1,238,799

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The S&P 500 Index (“S&P 500) broke through the 2,000-point closing level for the first time on the final day of October, and then hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe-haven bonds. Weak inflation data also supported U.S. government bond prices. Yields on U.S. bonds, which move in the opposite direction of prices, remained higher than elsewhere and thus more attractive to global investors. For the reporting period, the Barclays U.S. Aggregate Index returned 1.96% and the Barclays Emerging Markets U.S. Dollar Aggregate Index returned -2.49%.

During the reporting period, slower growth in the European Union and a recession in Japan led to investor uncertainty outside the U.S. However, Japanese equity prices strengthened following the Bank of Japan’s October announcement of continued economic stimulus. Chinese equities also posted solid returns despite signs of slowing economic growth there as well. While falling global oil prices benefited consumers in developed nations, they also put pressure on energy sector companies and petroleum exporting nations. For the six months ended December 31, 2014, the S&P 500 returned 6.12%, while the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned -9.16% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -7.65%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invests in a mix of domestic, international, and emerging market equities and fixed income securities, outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), its primary benchmark, which is made up of U.S. and international equities, for the six months ended December 31, 2014. For the same period, the Fund outperformed its Diversified Composite Benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%).

The Fund’s overweight positions in U.S. and Japanese equity markets contributed to the positive performance of the Fund relative to the Benchmark. In addition, the Fund’s overweight position in longer duration debt securities helped Fund performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The leading detractors from the Fund’s relative performance were its overweight exposures to emerging market debt and European equity markets. The Fund’s underweight position to Canadian fixed income securities also had a negative effect on performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, REITs, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight U.S. large cap stocks. The Fund used futures to more easily

DECEMBER 31, 2014	J.P. MORGAN FUNDS	3

implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.0%
2.	JPMorgan Intrepid International Fund, Institutional Class Shares	4.6
3.	JPMorgan Realty Income Fund, Institutional Class Shares	3.3
4.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.1
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.5
6.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1.9
7.	Apple, Inc.	1.1
8.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	0.9
9.	Wells Fargo & Co.	0.9
10.	Johnson & Johnson	0.8

PORTFOLIO COMPOSITION BY ASSET CLASS***
Common Stocks	51.8%
Investment Companies	21.3
Corporate Bonds	7.7
Collateralized Mortgage Obligations	6.6
U.S. Treasury Obligations	4.2
Asset-Backed Securities	3.3
Mortgage Pass-Through Securities	1.3
Others (each less than 1.0%)	0.8
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2014

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
Without Sales Charge		1.35%	6.59%	10.05%	6.57%
With Sales Charge**		(3.21)	1.77	9.04	6.08
CLASS B SHARES	March 24, 2003
Without CDSC		1.08	6.00	9.49	6.14
With CDSC***		(3.92)	1.00	9.21	6.14
CLASS C SHARES	March 24, 2003
Without CDSC		1.06	6.01	9.48	6.03
With CDSC****		0.06	5.01	9.48	6.03
INSTITUTIONAL CLASS SHARES	September 10, 1993	1.59	7.07	10.59	7.10
SELECT CLASS SHARES	September 10, 2001	1.45	6.86	10.33	6.85

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 to 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The

Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 52.2%
		Consumer Discretionary — 8.0%
		Auto Components — 0.5%
76		Apollo Tyres Ltd., (India)	269
13		BorgWarner, Inc.	712
3		Continental AG, (Germany)	533
17		Dana Holding Corp.	380
7		Delphi Automotive plc, (United Kingdom)	516
5		Halla Visteon Climate Control Corp., (South Korea) (a)	207
9		Hankook Tire Co., Ltd., (South Korea) (a)	409
1		Hyundai Mobis Co., Ltd., (South Korea) (a)	239
14		Johnson Controls, Inc.	669
111		Kenda Rubber Industrial Co., Ltd., (Taiwan)	223
8		Magna International, Inc., (Canada)	843
2		Mando Corp., (South Korea) (a)	283
24		Stoneridge, Inc. (a)	309
4		Tower International, Inc. (a)	102
6		Valeo S.A., (France)	716

			6,410

		Automobiles — 0.9%
530		Astra International Tbk PT, (Indonesia)	316
10		Daimler AG, (Germany)	842
650		Geely Automobile Holdings Ltd., (China)	206
103		General Motors Co.	3,592
108		Great Wall Motor Co., Ltd., (China), Class H	608
11		Harley-Davidson, Inc.	751
28		Honda Motor Co., Ltd., (Japan)	830
10		Kia Motors Corp., (South Korea) (a)	465
25		Mazda Motor Corp., (Japan)	589
5		Renault S.A., (France)	395
12		Tata Motors Ltd., (India), ADR	489
4		Tesla Motors, Inc. (a)	836
32		Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	218
20		Toyota Motor Corp., (Japan)	1,246

			11,383

		Distributors — 0.0% (g)
3		Genuine Parts Co.	345
5		VOXX International Corp. (a)	48

			393

		Diversified Consumer Services — 0.2%
16		Apollo Education Group, Inc. (a)	542
1		Chegg, Inc. (a)	6
—	(h)	Graham Holdings Co., Class B	363
9		H&R Block, Inc.	290
77		Kroton Educacional S.A., (Brazil)	447

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — continued
15		Regis Corp. (a)	248
6		Strayer Education, Inc. (a)	429

			2,325

		Hotels, Restaurants & Leisure — 0.8%
14		Accor S.A., (France)	629
6		Carnival Corp.	261
462		China Travel International Investment Hong Kong Ltd., (Hong Kong)	160
15		ClubCorp Holdings, Inc.	270
2		Dave & Buster’s Entertainment, Inc. (a)	46
—	(h)	DineEquity, Inc.	18
3		Dunkin’ Brands Group, Inc.	142
3		Grand Korea Leisure Co., Ltd., (South Korea)	99
33		Hilton Worldwide Holdings, Inc. (a)	865
18		InterContinental Hotels Group plc, (United Kingdom)	716
2		Interval Leisure Group, Inc.	44
1		Jack in the Box, Inc.	64
19		La Quinta Holdings, Inc. (a)	410
21		OPAP S.A., (Greece)	221
1		Red Robin Gourmet Burgers, Inc. (a)	114
9		Restaurant Brands International, Inc., (Canada) (a)	344
2,200		REXLot Holdings Ltd., (Hong Kong)	177
20		Royal Caribbean Cruises Ltd.	1,671
188		Sands China Ltd., (Hong Kong)	915
11		Sonic Corp.	294
20		Starbucks Corp.	1,608
102		Wynn Macau Ltd., (China)	286
7		Yum! Brands, Inc.	529

			9,883

		Household Durables — 0.6%
19		Brookfield Residential Properties, Inc., (Canada) (a)	450
5		Coway Co., Ltd., (South Korea) (a)	398
2		CSS Industries, Inc.	51
21		D.R. Horton, Inc.	533
26		Electrolux AB, (Sweden), Series B	771
56		Even Construtora e Incorporadora S.A., (Brazil)	114
14		Ez Tec Empreendimentos e Participacoes S.A., (Brazil)	112
19		Harman International Industries, Inc.	2,009
7		Jarden Corp. (a)	338
2		Leggett & Platt, Inc.	101
4		Mohawk Industries, Inc. (a)	688

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Household Durables — continued
—	(h)	NVR, Inc. (a)	332
27		PulteGroup, Inc.	582
404		Skyworth Digital Holdings Ltd., (Hong Kong)	219
120		Steinhoff International Holdings Ltd., (South Africa)	613
16		Toll Brothers, Inc. (a)	553

			7,864

		Internet & Catalog Retail — 0.5%
3		Amazon.com, Inc. (a)	980
1		Coupons.com, Inc. (a)	14
15		Expedia, Inc.	1,265
1		GS Home Shopping, Inc., (South Korea) (a)	203
2		Netflix, Inc. (a)	730
2		Priceline Group, Inc. (The) (a)	2,257
1		Wayfair, Inc., Class A (a)	14

			5,463

		Leisure Products — 0.0% (g)
4		Nautilus, Inc. (a)	65

		Media — 1.7%
26		CBS Corp. (Non-Voting), Class B	1,426
6		Charter Communications, Inc., Class A (a)	937
27		Comcast Corp., Class A	1,582
13		CTC Media, Inc., (Russia)	64
22		Dentsu, Inc., (Japan)	921
5		DIRECTV (a)	390
39		DISH Network Corp., Class A (a)	2,858
15		Entercom Communications Corp., Class A (a)	182
13		Gannett Co., Inc.	416
15		Lee Enterprises, Inc. (a)	56
2		Nexstar Broadcasting Group, Inc., Class A	107
9		Omnicom Group, Inc.	705
9		Publicis Groupe S.A., (France)	647
4		Radio One, Inc., Class D (a)	7
8		Sinclair Broadcast Group, Inc., Class A	220
14		Smiles S.A., (Brazil)	250
4		Time Warner Cable, Inc.	534
71		Time Warner, Inc.	6,058
15		Time, Inc.	379
49		Twenty-First Century Fox, Inc., Class A	1,896
18		Twenty-First Century Fox, Inc., Class B	657
2		Walt Disney Co. (The)	227
42		WPP plc, (United Kingdom)	867

			21,386

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — 0.4%
13		Big Lots, Inc.	516
3		Bon-Ton Stores, Inc. (The)	20
7		Dillard’s, Inc., Class A	901
12		Dollar General Corp. (a)	845
4		Dollar Tree, Inc. (a)	270
25		Kohl’s Corp.	1,498
11		Macy’s, Inc.	731
62		Marks & Spencer Group plc, (United Kingdom)	460

			5,241

		Specialty Retail — 1.6%
4		Advance Auto Parts, Inc.	629
1		ANN, Inc. (a)	39
10		AutoNation, Inc. (a)	601
1		AutoZone, Inc. (a)	792
10		Barnes & Noble, Inc. (a)	221
9		Bed Bath & Beyond, Inc. (a)	701
23		Best Buy Co., Inc.	897
—	(h)	Boot Barn Holdings, Inc. (a)	4
6		Children’s Place, Inc. (The)	335
4		Express, Inc. (a)	57
5		Foot Locker, Inc.	292
19		GameStop Corp., Class A	629
16		Gap, Inc. (The)	682
1,590		GOME Electrical Appliances Holdings Ltd., (China)	232
2		Guess?, Inc.	44
34		hhgregg, Inc. (a)	260
33		Home Depot, Inc. (The)	3,427
101		Kingfisher plc, (United Kingdom)	534
79		Lowe’s Cos., Inc.	5,448
17		Mr Price Group Ltd., (South Africa)	349
7		Outerwall, Inc. (a)	515
1		Systemax, Inc. (a)	13
19		TJX Cos., Inc. (The)	1,276
9		Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,175
26		Urban Outfitters, Inc. (a)	911

			20,063

		Textiles, Apparel & Luxury Goods — 0.8%
101		ANTA Sports Products Ltd., (China)	178
296		Belle International Holdings Ltd., (Hong Kong)	333
25		Burberry Group plc, (United Kingdom)	627
17		Cie Financiere Richemont S.A., (Switzerland)	1,513
6		Coach, Inc.	210
9		Hanesbrands, Inc.	1,038

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Textiles, Apparel & Luxury Goods — continued
11	Iconix Brand Group, Inc. (a)	377
3	Kering, (France)	524
8	lululemon athletica, Inc., (Canada) (a)	454
4	LVMH Moet Hennessy Louis Vuitton S.A., (France)	562
16	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,169
123	Pou Chen Corp., (Taiwan)	148
3	PVH Corp.	342
6	Ralph Lauren Corp.	1,052
2	Unifi, Inc. (a)	68
18	Wolverine World Wide, Inc.	538

		9,133

	Total Consumer Discretionary	99,609

	Consumer Staples — 3.0%
	Beverages — 0.6%
8	Anheuser-Busch InBev N.V., (Belgium)	925
32	Coca-Cola Co. (The)	1,339
18	Coca-Cola Enterprises, Inc.	810
17	Constellation Brands, Inc., Class A (a)	1,701
9	Dr. Pepper Snapple Group, Inc.	659
16	Molson Coors Brewing Co., Class B	1,188
4	Pernod-Ricard S.A., (France)	473
16	SABMiller plc, (United Kingdom)	847
5	Suntory Beverage & Food Ltd., (Japan)	173

		8,115

	Food & Staples Retailing — 0.6%
6	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), (Brazil), ADR	205
2	Costco Wholesale Corp.	270
23	CVS Caremark Corp.	2,229
31	Kroger Co. (The)	1,958
12	Pantry, Inc. (The) (a)	454
60	Rite Aid Corp. (a)	451
17	Seven & i Holdings Co., Ltd., (Japan)	604
3	Smart & Final Stores, Inc. (a)	47
28	Sprouts Farmers Market, Inc. (a)	935
335	Sun Art Retail Group Ltd., (China)	333

		7,486

	Food Products — 0.9%
31	Archer-Daniels-Midland Co.	1,599
2	B&G Foods, Inc.	64
6	Bunge Ltd.	527
4	Campbell Soup Co.	178

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
280		Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (i)	—	(h)
10		Chiquita Brands International, Inc. (a)	147
1		CJ CheilJedang Corp., (South Korea) (a)	139
3		Daesang Corp., (South Korea) (a)	102
1		Freshpet, Inc. (a)	10
9		General Mills, Inc.	466
6		Ingredion, Inc.	484
1		Keurig Green Mountain, Inc.	68
35		Mondelez International, Inc., Class A	1,270
39		Nestle S.A., (Switzerland)	2,869
11		NH Foods Ltd., (Japan)	241
1		NongShim Co., Ltd., (South Korea) (a)	115
23		Pilgrim’s Pride Corp. (a)	751
3		Pinnacle Foods, Inc.	118
9		Post Holdings, Inc. (a)	390
1		Sanderson Farms, Inc.	111
1		Seneca Foods Corp., Class A (a)	18
54		Thai Union Frozen Products PCL, (Thailand), NVDR	147
6		TreeHouse Foods, Inc. (a)	479
11		Unilever N.V., (United Kingdom), CVA	418

			10,711

		Household Products — 0.4%
7		Colgate-Palmolive Co.	469
7		Energizer Holdings, Inc.	860
39		Procter & Gamble Co. (The)	3,570
1		Spectrum Brands Holdings, Inc.	105

			5,004

		Personal Products — 0.1%
—	(h)	AMOREPACIFIC Group, (South Korea) (a)	199
21		Avon Products, Inc.	196
6		Herbalife Ltd.	210
—	(h)	Inter Parfums, Inc.	11
—	(h)	Medifast, Inc. (a)	12
2		USANA Health Sciences, Inc. (a)	156

			784

		Tobacco — 0.4%
33		British American Tobacco plc, (United Kingdom)	1,781
14		Imperial Tobacco Group plc, (United Kingdom)	607
41		Japan Tobacco, Inc., (Japan)	1,134
6		KT&G Corp., (South Korea) (a)	387
8		Lorillard, Inc.	529

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Tobacco — continued
13		Philip Morris International, Inc.	1,083
2		Universal Corp.	66

			5,587

		Total Consumer Staples	37,687

		Energy — 3.5%
		Energy Equipment & Services — 1.0%
36		Baker Hughes, Inc.	1,991
10		Basic Energy Services, Inc. (a)	69
4		Cameron International Corp. (a)	187
5		Dril-Quip, Inc. (a)	385
9		Ensco plc, (United Kingdom), Class A	260
7		Exterran Holdings, Inc.	229
2		FMSA Holdings, Inc. (a)	11
5		Gulf International Services OSC, (Qatar)	134
29		Halliburton Co.	1,133
31		Nabors Industries Ltd., (Bermuda)	404
26		National Oilwell Varco, Inc.	1,677
4		Noble Corp. plc, (United Kingdom)	68
7		Pioneer Energy Services Corp. (a)	41
2		Rowan Cos. plc, Class A	55
61		Schlumberger Ltd.	5,176
3		SEACOR Holdings, Inc. (a)	218
8		Technip S.A., (France)	472
7		Transocean Ltd., (Switzerland)	132
17		Weatherford International plc, (Switzerland) (a)	192

			12,834

		Oil, Gas & Consumable Fuels — 2.5%
59		Abraxas Petroleum Corp. (a)	173
—	(h)	Adams Resources & Energy, Inc.	20
3		Alon USA Energy, Inc.	39
5		Anadarko Petroleum Corp.	422
9		Antero Resources Corp. (a)	380
129		BG Group plc, (United Kingdom)	1,723
20		California Resources Corp. (a)	110
9		Chevron Corp.	996
2		Clayton Williams Energy, Inc. (a)	107
10		Cloud Peak Energy, Inc. (a)	87
569		CNOOC Ltd., (China)	769
2		Comstock Resources, Inc.	15
7		Concho Resources, Inc. (a)	703
23		ConocoPhillips	1,604
19		CONSOL Energy, Inc.	642
1		Contango Oil & Gas Co. (a)	17
10		Devon Energy Corp.	630

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — continued
1		EOG Resources, Inc.	114
4		EQT Corp.	274
35		Exxon Mobil Corp.	3,211
3		Hess Corp.	216
—	(h)	Isramco, Inc. (a)	10
10		Kinder Morgan, Inc.	419
15		Lukoil OAO, (Russia), ADR	594
43		Marathon Oil Corp.	1,225
9		Marathon Petroleum Corp.	809
52		Occidental Petroleum Corp.	4,196
75		Oil & Natural Gas Corp., Ltd., (India)	402
63		Oil Search Ltd., (Australia)	407
16		PBF Energy, Inc., Class A	437
29		Phillips 66	2,064
—	(h)	Pioneer Natural Resources Co.	45
45		PTT PCL, (Thailand)	437
2		Renewable Energy Group, Inc. (a)	17
4		REX American Resources Corp. (a)	270
97		Royal Dutch Shell plc, (Netherlands), Class A	3,229
13		Sasol Ltd., (South Africa)	493
21		Southwestern Energy Co. (a)	560
19		Statoil ASA, (Norway)	340
2		Stone Energy Corp. (a)	37
15		Tatneft OAO, (Russia), ADR	365
7		Tesoro Corp.	511
21		Tullow Oil plc, (United Kingdom)	138
16		Tupras Turkiye Petrol Rafinerileri A.S., (Turkey)	375
11		VAALCO Energy, Inc. (a)	50
19		Valero Energy Corp.	936
2		Western Refining, Inc.	71

			30,689

		Total Energy	43,523

		Financials — 10.7%
		Banks — 4.5%
1		1st Source Corp.	51
37		Australia & New Zealand Banking Group Ltd., (Australia)	958
3		BancFirst Corp.	182
47		Banco do Brasil S.A., (Brazil)	424
6		BancorpSouth, Inc.	139
572		Bank Negara Indonesia Persero Tbk PT, (Indonesia)	280
286		Bank of America Corp.	5,114
19		Bank of Baroda, (India)	328

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
1,632	Bank of China Ltd., (China), Class H	916
1	Banner Corp.	63
228	Barclays plc, (United Kingdom)	857
2	BB&T Corp.	66
2	BBCN Bancorp, Inc.	31
28	BNP Paribas S.A., (France)	1,666
17	BS Financial Group, Inc., (South Korea) (a)	219
42	Canara Bank, (India)	298
6	Capital Bank Financial Corp., Class A (a)	172
2	Cathay General Bancorp	61
12	Central Pacific Financial Corp.	255
1	Chemical Financial Corp.	30
811	China CITIC Bank Corp., Ltd., (China), Class H	647
1,003	China Construction Bank Corp., (China), Class H	819
691	China Everbright Bank Co., Ltd., (China), Class H	374
300	China Merchants Bank Co., Ltd., (China), Class H	748
94	Citigroup, Inc.	5,075
1	Citizens & Northern Corp.	12
17	Citizens Financial Group, Inc.	425
2	City Holding Co.	71
2	CoBiz Financial, Inc.	24
8	Commercial Bank of Qatar QSC (The), (Qatar)	153
10	CVB Financial Corp.	167
32	Danske Bank A/S, (Denmark)	873
14	DGB Financial Group, Inc., (South Korea) (a)	144
126	Dubai Islamic Bank PJSC, (United Arab Emirates)	231
19	East West Bancorp, Inc.	722
54	Fifth Third Bancorp	1,106
15	First Commonwealth Financial Corp.	139
1	First Financial Bancorp	20
55	First Gulf Bank PJSC, (United Arab Emirates)	252
1	First Interstate BancSystem, Inc.	40
9	First Republic Bank	443
3	Flushing Financial Corp.	68
4	FNB Corp.	51
1	Guaranty Bancorp	16
10	HDFC Bank Ltd., (India), ADR	523
293	HSBC Holdings plc, (United Kingdom)	2,779
406	Industrial & Commercial Bank of China Ltd., (China), Class H	296
30	Industrial Bank of Korea, (South Korea) (a)	386
109	ING Groep N.V., (Netherlands), CVA (a)	1,412
104	Intesa Sanpaolo S.p.A., (Italy)	300

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
62		Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	800
34		Kasikornbank PCL, (Thailand), NVDR	234
8		KeyCorp	110
734		Krung Thai Bank PCL, (Thailand)	503
5		M&T Bank Corp.	666
2		MainSource Financial Group, Inc.	33
206		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,134
13		National Bank Holdings Corp., Class A	243
2		National Penn Bancshares, Inc.	20
7		OFG Bancorp, (Puerto Rico)	111
2		PacWest Bancorp	77
18		PNC Financial Services Group, Inc. (The)	1,606
84		Sberbank of Russia, (Russia), ADR	337
11		Shinhan Financial Group Co., Ltd., (South Korea) (a)	440
1		Sierra Bancorp	11
6		Signature Bank (a)	818
2		Simmons First National Corp., Class A	72
—	(h)	Southside Bancshares, Inc.	12
3		Southwest Bancorp, Inc.	60
49		Standard Chartered plc, (United Kingdom)	727
3		Suffolk Bancorp	77
46		Sumitomo Mitsui Financial Group, Inc., (Japan)	1,677
20		SunTrust Banks, Inc.	817
4		Susquehanna Bancshares, Inc.	48
6		SVB Financial Group (a)	647
6		TCF Financial Corp.	99
38		Turkiye Halk Bankasi A.S., (Turkey)	225
205		Turkiye Is Bankasi, (Turkey), Class C	589
22		U.S. Bancorp	989
1		UMB Financial Corp.	53
9		Union Bankshares Corp.	208
1		Webster Financial Corp.	17
204		Wells Fargo & Co.	11,173
3		West Bancorporation, Inc.	47
1		Westamerica Bancorporation	39
5		Wilshire Bancorp, Inc.	54

			55,199

		Capital Markets — 1.9%
8		Affiliated Managers Group, Inc. (a)	1,766
15		Ameriprise Financial, Inc.	1,964
1		Arlington Asset Investment Corp., Class A	39
5		BlackRock, Inc.	1,650
27		Charles Schwab Corp. (The)	805

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Capital Markets — continued
12		Cowen Group, Inc., Class A (a)	60
29		Credit Suisse Group AG, (Switzerland) (a)	738
2		FBR & Co. (a)	42
1		Federated Investors, Inc., Class B	30
12		Goldman Sachs Group, Inc. (The)	2,257
63		Invesco Ltd.	2,473
14		Investment Technology Group, Inc. (a)	286
14		Lazard Ltd., (Bermuda), Class A	724
25		Legg Mason, Inc.	1,331
105		Morgan Stanley	4,058
7		Northern Trust Corp.	492
3		State Street Corp.	214
13		T. Rowe Price Group, Inc.	1,108
36		TD Ameritrade Holding Corp.	1,302
105		UBS Group AG, (Switzerland) (a)	1,798

			23,137

		Consumer Finance — 0.4%
36		Ally Financial, Inc. (a)	853
23		Capital One Financial Corp.	1,934
—	(h)	Credit Acceptance Corp. (a)	38
20		Discover Financial Services	1,329
3		Nelnet, Inc., Class A	123
2		PRA Group, Inc. (a)	127
9		Santander Consumer USA Holdings, Inc.	178
2		World Acceptance Corp. (a)	191

			4,773

		Diversified Financial Services — 0.2%
3		Berkshire Hathaway, Inc., Class B (a)	472
2		Intercontinental Exchange, Inc.	356
2		Marlin Business Services Corp.	40
8		Moody’s Corp.	721
56		ORIX Corp., (Japan)	705
54		Power Finance Corp., Ltd., (India)	257
47		Rural Electrification Corp., Ltd., (India)	250

			2,801

		Insurance — 2.3%
35		ACE Ltd., (Switzerland)	4,072
1		Alleghany Corp. (a)	425
5		Allianz SE, (Germany)	897
9		Allied World Assurance Co. Holdings AG, (Switzerland)	334
4		Allstate Corp. (The)	260
—	(h)	Ambac Financial Group, Inc. (a)	10

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
7		American Equity Investment Life Holding Co.	200
32		American International Group, Inc.	1,816
8		AmTrust Financial Services, Inc.	423
5		Aspen Insurance Holdings Ltd., (Bermuda)	197
20		Assicurazioni Generali S.p.A., (Italy)	415
60		AXA S.A., (France)	1,387
3		Axis Capital Holdings Ltd., (Bermuda)	173
44		CNO Financial Group, Inc.	753
6		Everest Re Group Ltd., (Bermuda)	1,085
1		Global Indemnity plc, (Ireland) (a)	15
22		Hartford Financial Services Group, Inc. (The)	900
5		Lincoln National Corp.	311
38		Loews Corp.	1,576
47		Marsh & McLennan Cos., Inc.	2,706
29		MetLife, Inc.	1,550
1		Navigators Group, Inc. (The) (a)	101
13		Old Republic International Corp.	195
4		PartnerRe Ltd., (Bermuda)	456
30		Ping An Insurance Group Co. of China Ltd., (China), Class H	299
3		Platinum Underwriters Holdings Ltd., (Bermuda)	204
18		Porto Seguro S.A., (Brazil)	207
1		Primerica, Inc.	80
2		ProAssurance Corp.	98
11		Prudential Financial, Inc.	1,026
97		Prudential plc, (United Kingdom)	2,233
—	(h)	Stewart Information Services Corp.	12
7		Swiss Re AG, (Switzerland) (a)	550
13		Travelers Cos., Inc. (The)	1,344
17		Unum Group	593
5		W.R. Berkley Corp.	277
3		Willis Group Holdings plc, (United Kingdom)	131
3		XL Group plc, (Ireland)	106
3		Zurich Insurance Group AG, (Switzerland) (a)	862

			28,279

		Real Estate Investment Trusts (REITs) — 0.8%
3		American Assets Trust, Inc.	107
19		American Capital Agency Corp.	415
15		American Homes 4 Rent, Class A (m)	261
14		American Residential Properties, Inc. (a)	246
5		American Tower Corp. (m)	494
8		Annaly Capital Management, Inc. (m)	91
10		Anworth Mortgage Asset Corp. (m)	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Real Estate Investment Trusts (REITs) — continued
—	(h)	Ashford Hospitality Prime, Inc.	4
1		Ashford Hospitality Trust, Inc.	13
1		Associated Estates Realty Corp. (m)	12
1		BioMed Realty Trust, Inc.	32
1		Boston Properties, Inc. (m)	157
18		Brixmor Property Group, Inc.	447
18		Capstead Mortgage Corp. (m)	225
3		CBL & Associates Properties, Inc. (m)	57
1		Chambers Street Properties	11
9		CoreSite Realty Corp.	339
1		Cousins Properties, Inc. (m)	8
41		CYS Investments, Inc.	355
1		DCT Industrial Trust, Inc.	50
3		DiamondRock Hospitality Co.	44
5		EastGroup Properties, Inc. (m)	323
2		EPR Properties (m)	99
1		Equity LifeStyle Properties, Inc. (m)	55
17		Excel Trust, Inc.	224
2		FelCor Lodging Trust, Inc. (m)	17
1		First Industrial Realty Trust, Inc. (m)	24
3		Franklin Street Properties Corp.	31
1		Gladstone Commercial Corp.	12
94		Goodman Group, (Australia)	435
2		Home Properties, Inc. (m)	103
3		Hospitality Properties Trust (m)	101
17		Kimco Realty Corp. (m)	435
5		LTC Properties, Inc. (m)	194
1		Mid-America Apartment Communities, Inc. (m)	106
1		National Retail Properties, Inc. (m)	44
3		Pennsylvania Real Estate Investment Trust (m)	67
2		Post Properties, Inc. (m)	88
5		Potlatch Corp. (m)	225
13		Prologis, Inc. (m)	564
—	(h)	PS Business Parks, Inc. (m)	38
1		RAIT Financial Trust (m)	11
5		Ramco-Gershenson Properties Trust (m)	100
14		Rayonier, Inc. (m)	402
9		RLJ Lodging Trust	298
1		Saul Centers, Inc. (m)	80
2		Simon Property Group, Inc. (m)	342
14		Strategic Hotels & Resorts, Inc. (a)	180
1		Taubman Centers, Inc. (m)	71
4		Vornado Realty Trust (m)	508
69		Westfield Corp., (Australia)	506

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
20		Weyerhaeuser Co. (m)	707

			9,812

		Real Estate Management & Development — 0.5%
4		Alexander & Baldwin, Inc.	147
11		Brookfield Asset Management, Inc., (Canada), Class A	536
49		CBRE Group, Inc., Class A (a)	1,682
57		Cheung Kong Holdings Ltd., (Hong Kong)	955
362		China Overseas Land & Investment Ltd., (Hong Kong)	1,071
314		China South City Holdings Ltd., (Hong Kong)	142
39		Daiwa House Industry Co., Ltd., (Japan)	740
8		Forestar Group, Inc. (a)	122
116		Hang Lung Properties Ltd., (Hong Kong)	324
27		Mitsui Fudosan Co., Ltd., (Japan)	724
1,220		Quality Houses PCL, (Thailand) (a)	135
1		St. Joe Co. (The) (a)	9
211		Supalai PCL, (Thailand)	154

			6,741

		Thrifts & Mortgage Finance — 0.1%
1		Astoria Financial Corp.	8
1		BankFinancial Corp.	6
2		Beneficial Mutual Bancorp, Inc. (a)	22
1		Capitol Federal Financial, Inc.	7
4		Charter Financial Corp.	43
33		Housing Development Finance Corp., Ltd, (India)	590
31		Hudson City Bancorp, Inc.	314
1		MGIC Investment Corp. (a)	11
6		NMI Holdings, Inc., Class A (a)	56
21		Northfield Bancorp, Inc.	305
2		OceanFirst Financial Corp.	34
2		Walker & Dunlop, Inc. (a)	38

			1,434

		Total Financials	132,176

		Health Care — 7.1%
		Biotechnology — 1.7%
6		ACADIA Pharmaceuticals, Inc. (a)	205
2		Adamas Pharmaceuticals, Inc. (a)	41
—	(h)	Agios Pharmaceuticals, Inc. (a)	28
9		Alexion Pharmaceuticals, Inc. (a)	1,614
2		Alnylam Pharmaceuticals, Inc. (a)	238
9		Amgen, Inc.	1,473

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Biotechnology — continued
1		Applied Genetic Technologies Corp. (a)	11
1		Ardelyx, Inc. (a)	28
6		Arrowhead Research Corp. (a)	44
2		Atara Biotherapeutics, Inc. (a)	66
—	(h)	Auspex Pharmaceuticals, Inc. (a)	7
—	(h)	Avalanche Biotechnologies, Inc. (a)	26
4		Bellicum Pharmaceuticals, Inc. (a)	86
14		Biogen Idec, Inc. (a)	4,729
2		Calithera Biosciences, Inc. (a)	42
2		Cara Therapeutics, Inc. (a)	17
25		Celgene Corp. (a)	2,828
4		ChemoCentryx, Inc. (a)	29
2		Chimerix, Inc. (a)	85
1		Dicerna Pharmaceuticals, Inc. (a)	20
2		Eleven Biotherapeutics, Inc. (a)	18
1		FibroGen, Inc. (a)	38
1		Foundation Medicine, Inc. (a)	12
54		Gilead Sciences, Inc. (a)	5,116
4		Immune Design Corp. (a)	125
6		Infinity Pharmaceuticals, Inc. (a)	93
—	(h)	Karyopharm Therapeutics, Inc. (a)	14
1		Kite Pharma, Inc. (a)	36
3		MacroGenics, Inc. (a)	88
6		Merrimack Pharmaceuticals, Inc. (a)	69
4		Mirati Therapeutics, Inc. (a)	65
2		Naturalendo Tech Co., Ltd., (South Korea) (a)	89
4		Neurocrine Biosciences, Inc. (a)	98
5		NPS Pharmaceuticals, Inc. (a)	165
3		Prothena Corp. plc, (Ireland) (a)	72
3		PTC Therapeutics, Inc. (a)	131
3		Regeneron Pharmaceuticals, Inc. (a)	1,182
—	(h)	Sage Therapeutics, Inc. (a)	10
1		Synageva BioPharma Corp. (a)	121
4		Tokai Pharmaceuticals, Inc. (a)	56
7		Trius Therapeutics, Inc. (a) (i)	—	(h)
1		Ultragenyx Pharmaceutical, Inc. (a)	26
3		Versartis, Inc. (a)	66
18		Vertex Pharmaceuticals, Inc. (a)	2,123
6		Xencor, Inc. (a)	89
1		Zafgen, Inc. (a)	19

			21,538

		Health Care Equipment & Supplies — 0.7%
15		Abbott Laboratories	675
10		Accuray, Inc. (a)	76

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
2	Becton, Dickinson and Co.	312
161	Boston Scientific Corp. (a)	2,135
5	CONMED Corp.	242
2	Covidien plc, (Ireland)	250
2	Cynosure, Inc., Class A (a)	50
5	Essilor International S.A., (France)	502
1	Inogen, Inc. (a)	29
20	Medtronic, Inc.	1,473
2	Nevro Corp. (a)	66
33	Novadaq Technologies, Inc., (Canada) (a)	545
3	NuVasive, Inc. (a)	139
4	PhotoMedex, Inc. (a)	6
2	Roka Bioscience, Inc. (a)	7
1	Sientra, Inc. (a)	13
49	Smith & Nephew plc, (United Kingdom)	882
13	Stryker Corp.	1,190
12	SurModics, Inc. (a)	270
2	Symmetry Surgical, Inc. (a)	12
3	Thoratec Corp. (a)	112
5	Wright Medical Group, Inc. (a)	132

		9,118

	Health Care Providers & Services — 1.6%
14	Acadia Healthcare Co., Inc. (a)	887
24	Aetna, Inc.	2,146
12	Anthem, Inc.	1,483
3	Centene Corp. (a)	281
11	Cigna Corp.	1,085
30	Cross Country Healthcare, Inc. (a)	371
7	Fresenius Medical Care AG & Co. KGaA, (Germany)	552
11	Health Net, Inc. (a)	578
1	HealthEquity, Inc. (a)	13
1	HealthSouth Corp.	57
10	Humana, Inc.	1,446
364	Jintian Pharmaceutical Group Ltd., (China)	124
4	LifePoint Hospitals, Inc. (a)	302
11	McKesson Corp.	2,339
1	Molina Healthcare, Inc. (a)	62
5	National Healthcare Corp.	339
124	Netcare Ltd., (South Africa)	406
11	RadNet, Inc. (a)	92
36	Sinopharm Group Co., Ltd., (China), Class H	125
2	Surgical Care Affiliates, Inc. (a)	62
2	Trupanion, Inc. (a)	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Health Care Providers & Services — continued
64		UnitedHealth Group, Inc.	6,453

			19,215

		Health Care Technology — 0.1%
7		Castlight Health, Inc., Class B (a)	80
1		Connecture, Inc. (a)	11
5		HMS Holdings Corp. (a)	104
7		MedAssets, Inc. (a)	137
19		Veeva Systems, Inc., Class A (a)	502

			834

		Life Sciences Tools & Services — 0.2%
2		Affymetrix, Inc. (a)	18
15		Fluidigm Corp. (a)	494
7		Illumina, Inc. (a)	1,283
1		INC Research Holdings, Inc., Class A (a)	15
1		PAREXEL International Corp. (a)	46
2		PRA Health Sciences, Inc. (a)	41
1		VWR Corp. (a)	36

			1,933

		Pharmaceuticals — 2.8%
2		Actavis plc (a)	496
1		Allergan, Inc.	246
4		Amphastar Pharmaceuticals, Inc. (a)	44
35		Astellas Pharma, Inc., (Japan)	487
15		AstraZeneca plc, (United Kingdom)	1,035
16		Bayer AG, (Germany)	2,138
3		BioDelivery Sciences International, Inc. (a)	42
29		Bristol-Myers Squibb Co.	1,707
1		Egalet Corp. (a)	6
93		Johnson & Johnson	9,674
1		Lannett Co., Inc. (a)	38
—	(h)	Mallinckrodt plc (a)	22
70		Merck & Co., Inc.	3,958
30		Nektar Therapeutics (a)	464
33		Novartis AG, (Switzerland)	3,043
12		Novo Nordisk A/S, (Denmark), Class B	524
2		Pacira Pharmaceuticals, Inc. (a)	184
2		Perrigo Co. plc, (Ireland)	275
118		Pfizer, Inc.	3,661
1		Phibro Animal Health Corp., Class A	47
4		Prestige Brands Holdings, Inc. (a)	134
1		Revance Therapeutics, Inc. (a)	21
10		Roche Holding AG, (Switzerland)	2,813
5		Sagent Pharmaceuticals, Inc. (a)	115

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — continued
11		Sanofi, (France)	993
7		Shire plc, (Ireland)	525
11		Teva Pharmaceutical Industries Ltd., (Israel), ADR	607
12		Valeant Pharmaceuticals International, Inc. (a)	1,735
9		Wockhardt Ltd., (India)	148
—	(h)	ZS Pharma, Inc. (a)	16

			35,198

		Total Health Care	87,836

		Industrials — 5.7%
		Aerospace & Defense — 1.3%
13		AAR Corp.	371
13		Airbus Group N.V., (France)	657
52		Embraer S.A., (Brazil)	482
4		Engility Holdings, Inc. (a)	154
5		General Dynamics Corp.	638
60		Honeywell International, Inc.	6,016
2		Huntington Ingalls Industries, Inc.	225
2		L-3 Communications Holdings, Inc.	192
70		Meggitt plc, (United Kingdom)	560
10		Northrop Grumman Corp.	1,489
1		Precision Castparts Corp.	207
5		Raytheon Co.	498
7		TASER International, Inc. (a)	193
5		Thales S.A., (France)	289
39		United Technologies Corp.	4,443

			16,414

		Air Freight & Logistics — 0.1%
1		Park-Ohio Holdings Corp.	39
243		Sinotrans Ltd., (China), Class H	161
39		Yamato Holdings Co., Ltd., (Japan)	770

			970

		Airlines — 0.7%
439		Air Arabia PJSC, (United Arab Emirates)	177
10		Alaska Air Group, Inc.	608
84		Delta Air Lines, Inc.	4,135
22		Japan Airlines Co., Ltd., (Japan)	637
13		Southwest Airlines Co.	559
135		Turk Hava Yollari, (Turkey)	553
31		United Continental Holdings, Inc. (a)	2,086
1		Virgin America, Inc. (a)	30

			8,785

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Building Products — 0.4%
—	(h)	Allegion plc, (Ireland)	—	(h)
8		Cie de Saint-Gobain, (France)	359
19		Daikin Industries Ltd., (Japan)	1,231
44		Fortune Brands Home & Security, Inc.	2,011
8		Gibraltar Industries, Inc. (a)	123
1		LG Hausys Ltd., (South Korea) (a)	151
24		Masco Corp.	595
132		Trakya Cam Sanayi A.S., (Turkey)	194
15		Trex Co., Inc. (a)	656

			5,320

		Commercial Services & Supplies — 0.1%
3		ACCO Brands Corp. (a)	30
9		Aggreko plc, (United Kingdom)	211
3		Deluxe Corp.	184
1		G&K Services, Inc., Class A	69
4		KEPCO Plant Service & Engineering Co., Ltd., (South Korea) (a)	281
21		Pitney Bowes, Inc.	510
2		Quad/Graphics, Inc.	41
1		R.R. Donnelley & Sons Co.	22
1		Steelcase, Inc., Class A	24
9		United Stationers, Inc.	373

			1,745

		Construction & Engineering — 0.3%
10		AECOM Technology Corp. (a)	288
6		Argan, Inc.	204
71		China Singyes Solar Technologies Holdings Ltd., (Hong Kong) (a)	98
6		EMCOR Group, Inc.	279
43		Fluor Corp.	2,614
4		Hyundai Development Co-Engineering & Construction, (South Korea) (a)	150
43		IRB Infrastructure Developers Ltd., (India)	177

			3,810

		Electrical Equipment — 0.5%
27		ABB Ltd., (Switzerland) (a)	566
192		AcBel Polytech, Inc., (Taiwan)	212
15		Acuity Brands, Inc.	2,133
6		Eaton Corp. plc	423
14		Emerson Electric Co.	853
3		LS Corp., (South Korea)	171
6		Nidec Corp., (Japan)	362
6		Polypore International, Inc. (a)	263

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — continued
15		Schneider Electric SE, (France)	1,121
352		Shanghai Electric Group Co., Ltd., (China), Class H	187

			6,291

		Industrial Conglomerates — 0.3%
9		Bidvest Group Ltd. (The), (South Africa)	226
23		Carlisle Cos., Inc.	2,050
4		Danaher Corp.	356
93		Enka Insaat ve Sanayi A.S., (Turkey)	209
74		KOC Holding A.S., (Turkey)	393
3		SK Holdings Co., Ltd., (South Korea) (a)	407

			3,641

		Machinery — 1.1%
3		Allison Transmission Holdings, Inc.	113
1		Blount International, Inc.	25
9		Briggs & Stratton Corp.	188
5		Crane Co.	270
38		DMG Mori Seiki Co., Ltd., (Japan)	467
12		Douglas Dynamics, Inc.	255
12		Dover Corp.	861
3		FANUC Corp., (Japan)	478
73		Haitian International Holdings Ltd., (China)	153
2		Hurco Cos., Inc.	51
1		Hyster-Yale Materials Handling, Inc.	42
3		IDEX Corp.	249
22		Illinois Tool Works, Inc.	2,121
7		Ingersoll-Rand plc	434
3		Kadant, Inc.	148
25		Komatsu Ltd., (Japan)	542
45		Kubota Corp., (Japan)	653
8		Makita Corp., (Japan)	338
35		PACCAR, Inc.	2,381
13		Pall Corp.	1,354
2		Parker-Hannifin Corp.	206
3		SMC Corp., (Japan)	656
4		SPX Corp.	326
1		Standex International Corp.	95
82		United Tractors Tbk PT, (Indonesia)	115
—	(h)	Watts Water Technologies, Inc., Class A	13
124		Weichai Power Co., Ltd., (China), Class H	520

			13,054

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Marine — 0.1%
10		Kirby Corp. (a)	795
9		Matson, Inc.	304
300		Wan Hai Lines Ltd., (Taiwan)	261

			1,360

		Professional Services — 0.1%
5		Barrett Business Services, Inc.	143
10		Equifax, Inc.	809
1		Paylocity Holding Corp. (a)	28
—	(h)	SGS S.A., (Switzerland)	163
1		TriNet Group, Inc. (a)	25
3		VSE Corp.	191

			1,359

		Road & Rail — 0.4%
3		ArcBest Corp.	151
3		Canadian Pacific Railway Ltd., (Canada)	556
1		Celadon Group, Inc.	21
30		CSX Corp.	1,071
6		East Japan Railway Co., (Japan)	452
13		Old Dominion Freight Line, Inc. (a)	1,015
3		Swift Transportation Co. (a)	99
7		Union Pacific Corp.	782
5		USA Truck, Inc. (a)	130

			4,277

		Trading Companies & Distributors — 0.3%
2		Applied Industrial Technologies, Inc.	99
41		HD Supply Holdings, Inc. (a)	1,196
11		Rush Enterprises, Inc., Class A (a)	366
29		SK Networks Co., Ltd., (South Korea) (a)	233
29		Sumitomo Corp., (Japan)	295
2		W.W. Grainger, Inc.	535
18		Wolseley plc, (Switzerland)	1,004

			3,728

		Transportation Infrastructure — 0.0% (g)
113		Shenzhen International Holdings Ltd., (Hong Kong)	165
22		TAV Havalimanlari Holding A.S., (Turkey)	181

			346

		Total Industrials	71,100

		Information Technology — 9.3%
		Communications Equipment — 0.5%
1		Arista Networks, Inc. (a)	37
4		Aruba Networks, Inc. (a)	74

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — continued
39		Brocade Communications Systems, Inc.	467
121		BYD Electronic International Co., Ltd., (China)	116
29		Ciena Corp. (a)	566
39		Cisco Systems, Inc.	1,085
50		Emulex Corp. (a)	282
28		Harmonic, Inc. (a)	196
2		InterDigital, Inc.	94
5		Palo Alto Networks, Inc. (a)	630
14		Polycom, Inc. (a)	186
37		QUALCOMM, Inc.	2,717
6		Ubiquiti Networks, Inc.	171

			6,621

		Electronic Equipment, Instruments & Components — 0.4%
42		AAC Technologies Holdings, Inc., (China)	221
16		Amphenol Corp., Class A	871
320		Anxin-China Holdings Ltd., (Hong Kong)	20
9		Benchmark Electronics, Inc. (a)	223
3		Coherent, Inc. (a)	162
373		Compeq Manufacturing Co., Ltd., (Taiwan)	209
98		Coretronic Corp., (Taiwan) (a)	132
89		Hitachi Ltd., (Japan)	657
163		Hon Hai Precision Industry Co., Ltd., (Taiwan)	450
—	(h)	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	—	(h)
1		Insight Enterprises, Inc. (a)	24
4		InvenSense, Inc. (a)	72
2		Keyence Corp., (Japan)	713
4		KH Vatec Co., Ltd., (South Korea) (a)	159
3		LG Innotek Co., Ltd., (South Korea) (a)	314
—	(h)	Newport Corp. (a)	9
9		Partron Co., Ltd., (South Korea)	100
239		Samart Corp. PCL, (Thailand)	282
4		Sanmina Corp. (a)	92
242		Truly International Holdings Ltd., (Hong Kong)	97
3		Vishay Intertechnology, Inc.	40
73		Zhen Ding Technology Holding Ltd., (Taiwan)	195

			5,042

		Internet Software & Services — 1.5%
2		Baidu, Inc., (China), ADR (a)	383
6		Bazaarvoice, Inc. (a)	47
10		Blucora, Inc. (a)	138
4		CoStar Group, Inc. (a)	758
20		Dealertrack Technologies, Inc. (a)	877
8		Demand Media, Inc. (a)	48

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Internet Software & Services — continued
31		EarthLink Holdings Corp.	137
75		Facebook, Inc., Class A (a)	5,849
2		Five9, Inc. (a)	8
6		Google, Inc., Class A (a)	2,993
10		Google, Inc., Class C (a)	5,056
1		Hortonworks, Inc. (a)	16
11		Intralinks Holdings, Inc. (a)	126
21		Marchex, Inc., Class B	97
21		Millennial Media, Inc. (a)	34
6		NetEase, Inc., (China), ADR	611
1		New Relic, Inc. (a)	24
—	(h)	OPOWER, Inc. (a)	2
1		Q2 Holdings, Inc. (a)	15
19		Tencent Holdings Ltd., (China)	269
13		Unwired Planet, Inc. (a)	13
9		VeriSign, Inc. (a)	496
2		WebMD Health Corp. (a)	76
74		Yahoo! Japan Corp., (Japan)	264
9		Yahoo!, Inc. (a)	455

			18,792

		IT Services — 1.1%
26		Accenture plc, (Ireland), Class A	2,298
6		Alliance Data Systems Corp. (a)	1,846
5		Amdocs Ltd.	247
15		Cielo S.A., (Brazil)	237
18		Cognizant Technology Solutions Corp., Class A (a)	931
1		Computer Sciences Corp.	77
1		EVERTEC, Inc., (Puerto Rico)	21
14		Fidelity National Information Services, Inc.	867
18		HCL Technologies Ltd., (India)	453
2		Heartland Payment Systems, Inc.	93
44		Hexaware Technologies Ltd., (India)	137
3		International Business Machines Corp.	406
8		ManTech International Corp., Class A	234
24		MasterCard, Inc., Class A	2,027
3		MoneyGram International, Inc. (a)	29
7		NeuStar, Inc., Class A (a)	191
2		Science Applications International Corp.	93
1		SK C&C Co., Ltd., (South Korea) (a)	263
4		Unisys Corp. (a)	122
2		Vantiv, Inc., Class A (a)	52
12		Visa, Inc., Class A	3,132
23		Western Union Co. (The)	410

			14,166

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 2.0%
456	Advanced Semiconductor Engineering, Inc., (Taiwan)	542
8	Analog Devices, Inc.	461
2	Applied Materials, Inc.	52
73	ARM Holdings plc, (United Kingdom)	1,119
13	ASML Holding N.V., (Netherlands)	1,445
45	Avago Technologies Ltd., (Singapore)	4,570
43	Broadcom Corp., Class A	1,861
14	Brooks Automation, Inc.	184
3	DSP Group, Inc. (a)	28
9	Fairchild Semiconductor International, Inc. (a)	149
2	First Solar, Inc. (a)	89
5	Freescale Semiconductor Ltd. (a)	136
284	Inotera Memories, Inc., (Taiwan) (a)	446
9	Integrated Device Technology, Inc. (a)	178
38	KLA-Tencor Corp.	2,638
58	Lam Research Corp.	4,572
11	Marvell Technology Group Ltd., (Bermuda)	161
2	Micrel, Inc.	29
7	NVIDIA Corp.	132
15	NXP Semiconductors N.V., (Netherlands) (a)	1,153
2	OmniVision Technologies, Inc. (a)	41
9	Photronics, Inc. (a)	72
9	PMC-Sierra, Inc. (a)	85
91	Radiant Opto-Electronics Corp., (Taiwan)	290
80	Realtek Semiconductor Corp., (Taiwan)	265
6	RF Micro Devices, Inc. (a)	99
13	SK Hynix, Inc., (South Korea) (a)	548
4	SunPower Corp. (a)	110
52	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,169
16	Texas Instruments, Inc.	855
12	TriQuint Semiconductor, Inc. (a)	324
18	Ultra Clean Holdings, Inc. (a)	164
170	Vanguard International Semiconductor Corp., (Taiwan)	278
12	Wonik IPS Co., Ltd., (South Korea) (a)	155

		24,400

	Software — 1.9%
5	ACI Worldwide, Inc. (a)	102
24	Activision Blizzard, Inc.	474
31	Adobe Systems, Inc. (a)	2,290
10	Aspen Technology, Inc. (a)	347
17	AVG Technologies N.V., (Netherlands) (a)	338
4	Citrix Systems, Inc. (a)	282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
1	Com2uSCorp, (South Korea) (a)	140
26	Electronic Arts, Inc. (a)	1,243
2	Fair Isaac Corp.	165
1	Globant S.A., (Luxembourg) (a)	14
12	Guidewire Software, Inc. (a)	629
2	HubSpot, Inc. (a)	50
3	Intuit, Inc.	313
3	Manhattan Associates, Inc. (a)	116
190	Microsoft Corp.	8,808
89	Oracle Corp.	3,987
3	Paycom Software, Inc. (a)	67
13	Perfect World Co., Ltd., (China), ADR	210
3	Qualys, Inc. (a)	121
7	Rally Software Development Corp. (a)	76
7	Rovi Corp. (a)	154
1	Rubicon Project, Inc. (The) (a)	15
26	SAP SE, (Germany)	1,812
8	ServiceNow, Inc. (a)	527
9	Take-Two Interactive Software, Inc. (a)	250
18	TeleCommunication Systems, Inc., Class A (a)	57
3	Varonis Systems, Inc. (a)	109
5	Workday, Inc., Class A (a)	419
1	Yodlee, Inc. (a)	10

		23,125

	Technology Hardware, Storage & Peripherals — 1.9%
128	Apple, Inc.	14,104
13	Avid Technology, Inc. (a)	180
54	Catcher Technology Co., Ltd., (Taiwan)	417
68	Chicony Electronics Co., Ltd., (Taiwan)	189
91	Hewlett-Packard Co.	3,667
372	Lenovo Group Ltd., (China)	486
105	Lite-On Technology Corp., (Taiwan)	120
5	Nimble Storage, Inc. (a)	127
259	Pegatron Corp., (Taiwan)	592
135	Quanta Computer, Inc., (Taiwan)	336
2	Samsung Electronics Co., Ltd., (South Korea)	2,204
5	SanDisk Corp.	480
128	TCL Communication Technology Holdings Ltd., (China)	119

		23,021

	Total Information Technology	115,167

	Materials — 2.4%
	Chemicals — 1.1%
7	Air Liquide S.A., (France)	909
5	Air Products & Chemicals, Inc.	682

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — continued
12		Akzo Nobel N.V., (Netherlands)	838
2		Albemarle Corp.	106
6		Axiall Corp.	270
14		Dow Chemical Co. (The)	629
22		E.I. du Pont de Nemours & Co.	1,616
3		Linde AG, (Germany)	526
7		LyondellBasell Industries N.V., Class A	556
4		Minerals Technologies, Inc.	293
56		Mosaic Co. (The)	2,567
8		Nitto Denko Corp., (Japan)	425
3		OM Group, Inc.	88
9		PPG Industries, Inc.	2,145
4		Sherwin-Williams Co. (The)	1,098
7		Shin-Etsu Chemical Co., Ltd., (Japan)	443
3		Solvay S.A., (Belgium)	374

			13,565

		Construction Materials — 0.2%
8		Eagle Materials, Inc.	585
5		Holcim Ltd., (Switzerland) (a)	364
4		Imerys S.A., (France)	310
6		Lafarge S.A., (France)	446
8		Martin Marietta Materials, Inc.	893

			2,598

		Containers & Packaging — 0.3%
10		Ball Corp.	654
16		Crown Holdings, Inc. (a)	797
24		Graphic Packaging Holding Co. (a)	324
3		Myers Industries, Inc.	56
13		Rock-Tenn Co., Class A	778
22		Sealed Air Corp.	954

			3,563

		Metals & Mining — 0.7%
113		Alcoa, Inc.	1,788
—	(h)	Ampco-Pittsburgh Corp.	9
31		BHP Billiton Ltd., (Australia)	732
1		Commercial Metals Co.	14
250		Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	475
24		First Quantum Minerals Ltd., (Canada)	337
105		Glencore plc, (Switzerland) (a)	486
1		Korea Zinc Co., Ltd., (South Korea) (a)	365
29		MMC Norilsk Nickel OJSC, (Russia), ADR	403
127		Norsk Hydro ASA, (Norway)	713
8		Rio Tinto Ltd., (United Kingdom)	359

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
31	Rio Tinto plc, (United Kingdom)	1,428
4	Seah Besteel Corp., (South Korea) (a)	113
34	United States Steel Corp.	903
6	Worthington Industries, Inc.	195

		8,320

	Paper & Forest Products — 0.1%
1	Domtar Corp., (Canada)	48
9	KapStone Paper & Packaging Corp.	273
5	Resolute Forest Products, Inc., (Canada) (a)	92
58	Stora Enso OYJ, (Finland), Class R	515
13	UPM-Kymmene OYJ, (Finland)	209

		1,137

	Total Materials	29,183

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
17	AT&T, Inc.	568
12	CenturyLink, Inc.	481
620	China Telecom Corp., Ltd., (China), Class H	360
3	Consolidated Communications Holdings, Inc.	93
3	FairPoint Communications, Inc. (a)	45
33	Frontier Communications Corp.	221
181	Koninklijke KPN N.V., (Netherlands)	571
4	magicJack VocalTec Ltd., (Israel) (a)	30
11	Nippon Telegraph & Telephone Corp., (Japan)	557
2,170	Telekomunikasi Indonesia Persero Tbk PT, (Indonesia)	499
31	Telkom S.A. SOC Ltd., (South Africa) (a)	186
81	Verizon Communications, Inc.	3,802
16	Vonage Holdings Corp. (a)	59

		7,472

	Wireless Telecommunication Services — 0.4%
43	China Mobile Ltd., (Hong Kong)	503
17	MegaFon OAO, (Russia), Reg. S, GDR	232
30	Mobile TeleSystems OJSC, (Russia), ADR	217
25	MTN Group Ltd., (South Africa)	470
6	RingCentral, Inc., Class A (a)	86
2	SK Telecom Co., Ltd., (South Korea)	516
13	VimpelCom Ltd., (Netherlands), ADR	54
736	Vodafone Group plc, (United Kingdom)	2,524

		4,602

	Total Telecommunication Services	12,074

SHARES		SECURITY DESCRIPTION	VALUE($)

		Utilities — 1.5%
		Electric Utilities — 0.7%
10		American Electric Power Co., Inc.	601
83		Cia Energetica de Minas Gerais, (Brazil), ADR	412
9		Duke Energy Corp.	777
13		Edison International	847
3		El Paso Electric Co.	115
9		Energa S.A., (Poland)	59
7		Entergy Corp.	595
42		Exelon Corp.	1,554
12		Korea Electric Power Corp., (South Korea) (a)	446
16		NextEra Energy, Inc.	1,656
8		Northeast Utilities	450
66		PGE Polska Grupa Energetyczna S.A., (Poland)	350
2		PNM Resources, Inc.	67
6		Portland General Electric Co.	221
10		PPL Corp.	358
20		Xcel Energy, Inc.	715

			9,223

		Gas Utilities — 0.2%
11		AGL Resources, Inc.	595
92		ENN Energy Holdings Ltd., (China)	520
2		Laclede Group, Inc. (The)	92
2		Piedmont Natural Gas Co., Inc.	67
6		Questar Corp.	158
1		Southwest Gas Corp.	91
14		UGI Corp.	532

			2,055

		Independent Power & Renewable Electricity Producers — 0.2%
13		AES Corp.	173
20		Atlantic Power Corp.	53
6		Calpine Corp. (a)	135
19		Dynegy, Inc. (a)	586
530		Huadian Power International Corp., Ltd., (China), Class H	460
342		Huaneng Power International, Inc., (China), Class H	462
—	(h)	Ormat Technologies, Inc.	3
2		Vivint Solar, Inc. (a)	15

			1,887

		Multi-Utilities — 0.4%
16		CenterPoint Energy, Inc.	363
65		Centrica plc, (United Kingdom)	281
5		Dominion Resources, Inc.	375

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
23	E.ON SE, (Germany)	392
28	GDF Suez, (France)	659
13	NiSource, Inc.	539
6	NorthWestern Corp.	330
8	PG&E Corp.	433
5	Public Service Enterprise Group, Inc.	224
7	Sempra Energy	813
22	Suez Environnement Co., (France)	385

		4,794

	Total Utilities	17,959

	Total Common Stocks (Cost $497,760)	646,314

Preferred Stocks — 0.2%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
4	Volkswagen AG, (Preference Shares), (Germany)	951

	Consumer Staples — 0.1%
	Household Products — 0.1%
11	Henkel AG & Co. KGaA, (Germany)	1,221

	Financials — 0.0% (g)
	Banks — 0.0% (g)
21	Banco do Estado do Rio Grande do Sul S.A., (Brazil), Class B	115

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
45	Randon Participacoes S.A., (Brazil)	81

	Total Preferred Stocks (Cost $1,508)	2,368

PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 3.3%
	ACE Securities Corp. Home Equity Loan Trust,
280	Series 2004-HE3, Class M3, VAR, 1.249%, 11/25/34	250
192	Series 2005-HE7, Class A1B2, VAR, 0.469%, 11/25/35	181
173	Series 2005-SD1, Class M1, VAR, 0.920%, 11/25/50	173
231	Series 2006-SD1, Class A1B, VAR, 0.520%, 02/25/36	230
	Ally Auto Receivables Trust,
72	Series 2013-1, Class A3, 0.630%, 05/15/17	72

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
115	Series 2013-2, Class A3, 0.790%, 01/15/18	115
57	Series 2013-SN1, Class A3, 0.720%, 05/20/16	57
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	256
	AmeriCredit Automobile Receivables Trust,
32	Series 2013-1, Class A3, 0.610%, 10/10/17	32
118	Series 2013-5, Class A3, 0.900%, 09/10/18	118
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
350	Series 2002-2, Class M3, VAR, 2.824%, 08/25/32	347
606	Series 2003-9, Class M2, VAR, 3.019%, 09/25/33	575
790	Series 2004-R1, Class M1, VAR, 0.965%, 02/25/34	715
342	Series 2004-R1, Class M6, VAR, 2.239%, 02/25/34	285
4	Series 2004-R1, Class M8, VAR, 2.795%, 02/25/34	4
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,042	Series 2003-W9, Class M2, VAR, 2.749%, 01/25/34	1,002
138	Series 2004-W3, Class A3, VAR, 0.989%, 02/25/34	123
250	Series 2004-W3, Class M3, VAR, 2.869%, 02/25/34	207
429	Series 2004-W4, Class A, VAR, 0.689%, 03/25/34	396
249	Series 2004-W6, Class M4, VAR, 3.020%, 05/25/34	214
131	Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class 2A4, VAR, 0.470%, 02/28/41	130
	Bear Stearns Asset Backed Securities Trust,
709	Series 2003-SD2, Class 3A, VAR, 4.529%, 06/25/43	706
380	Series 2004-2, Class M1, VAR, 1.369%, 08/25/34	380
216	BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	216
119	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	119

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	CarMax Auto Owner Trust,
92	Series 2013-4, Class A3, 0.800%, 07/16/18	92
303	Series 2014-2, Class A3, 0.980%, 01/15/19	302
17	CDC Mortgage Capital Trust, Series 2003-HE3, Class M2, VAR, 2.795%, 11/25/33	15
428	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.650%, 01/25/35	400
441	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.420%, 04/25/34	352
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	167
200	Series 2014-A8, Class A8, 1.730%, 04/09/20	200
	CNH Equipment Trust,
61	Series 2012-D, Class A3, 0.650%, 04/16/18	61
123	Series 2013-A, Class A3, 0.690%, 06/15/18	123
65	Series 2013-C, Class A3, 1.020%, 08/15/18	65
214	Series 2013-D, Class A3, 0.770%, 10/15/18	214
193	Series 2014-A, Class A3, 0.840%, 05/15/19	192
300	Series 2014-B, Class A3, 0.910%, 05/15/19	299
	CPS Auto Receivables Trust,
80	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	79
97	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	97
	Credit Suisse First Boston Mortgage Securities Corp.,
35	Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	37
23	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	24
	Credit-Based Asset Servicing and Securitization LLC,
354	Series 2003-CB5, Class M2, VAR, 2.644%, 11/25/33	338
417	Series 2004-CB5, Class M1, VAR, 1.085%, 01/25/34	389
284	Series 2004-CB6, Class M3, VAR, 2.269%, 07/25/35	266

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
43	Series 2005-CB4, Class AF4, SUB, 5.028%, 07/25/35	43
194	Series 2005-CB5, Class AF2, SUB, 4.255%, 08/25/35	195
	CWABS, Inc. Asset-Backed Certificates,
456	Series 2003-5, Class MF2, VAR, 5.616%, 11/25/33	394
481	Series 2003-BC1, Class A1, VAR, 0.970%, 03/25/33	442
963	Series 2003-BC6, Class M2, VAR, 1.895%, 10/25/33	888
1,251	Series 2004-1, Class M1, VAR, 0.920%, 03/25/34	1,193
261	Series 2004-6, Class 1A1, VAR, 0.709%, 12/25/34	247
551	Series 2004-6, Class M2, VAR, 1.145%, 10/25/34	518
445	Series 2004-BC1, Class M3, VAR, 2.270%, 10/25/33	375
785	Series 2004-SD2, Class M1, VAR, 0.790%, 06/25/33 (e)	755
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,007
	Exeter Automobile Receivables Trust,
59	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	59
36	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	36
	Fifth Third Auto Trust,
140	Series 2013-1, Class A3, 0.880%, 10/16/17	140
106	Series 2013-A, Class A3, 0.610%, 09/15/17	106
678	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A4, VAR, 0.489%, 11/25/35	666
	Ford Credit Auto Lease Trust,
67	Series 2013-B, Class A3, 0.760%, 09/15/16	67
139	Series 2014-B, Class A3, 0.890%, 09/15/17	139
	Ford Credit Auto Owner Trust,
61	Series 2013-B, Class A3, 0.570%, 10/15/17	61
97	Series 2013-C, Class A3, 0.820%, 12/15/17	97
154	Series 2013-D, Class A3, 0.670%, 04/15/18	154
178	Series 2014-B, Class A3, 0.900%, 10/15/18	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Fremont Home Loan Trust,
178	Series 2003-B, Class M2, VAR, 2.599%, 12/25/33	174
169	Series 2005-D, Class 2A3, VAR, 0.420%, 11/25/35	167
368	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.519%, 01/25/45 (e)	360
179	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class AT7, 1.981%, 11/15/46 (e)	177
100	HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1, 1.244%, 01/17/45 (e)	100
	Home Equity Asset Trust,
132	Series 2003-1, Class M1, VAR, 1.670%, 06/25/33	127
97	Series 2004-6, Class M2, VAR, 1.069%, 12/25/34	86
529	Series 2005-7, Class 2A4, VAR, 0.550%, 01/25/36	526
371	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.369%, 11/25/34	344
	Honda Auto Receivables Owner Trust,
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
85	Series 2013-1, Class A3, 0.480%, 11/21/16	85
59	Series 2013-2, Class A3, 0.530%, 02/16/17	59
153	Series 2013-4, Class A3, 0.690%, 09/18/17	153
291	Series 2014-1, Class A3, 0.670%, 11/21/17	290
248	Series 2014-2, Class A3, 0.770%, 03/19/18	247
51	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	51
	Hyundai Auto Receivables Trust,
19	Series 2010-B, Class A4, 1.630%, 03/15/17	20
7	Series 2011-B, Class A4, 1.650%, 02/15/17	7
171	Series 2013-A, Class A3, 0.560%, 07/17/17	171
104	Series 2013-B, Class A3, 0.710%, 09/15/17	104
112	Series 2014-A, Class A3, 0.790%, 07/16/18	112

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
253	Series 2014-B, Class A3, 0.900%, 12/17/18	252
108	John Deere Owner Trust, Series 2013-A, Class A3, 0.600%, 03/15/17	108
	Long Beach Mortgage Loan Trust,
743	Series 2001-2, Class M1, VAR, 1.010%, 07/25/31	704
191	Series 2003-4, Class M2, VAR, 2.795%, 08/25/33	183
338	Series 2004-1, Class M3, VAR, 1.220%, 02/25/34	323
	MASTR Asset-Backed Securities Trust,
280	Series 2002-OPT1, Class M3, VAR, 3.695%, 11/25/32	282
97	Series 2004-OPT1, Class M2, VAR, 1.820%, 02/25/34	80
37	Mercedes-Benz Auto Lease Trust, Series 2013-A, Class A3, 0.590%, 02/15/16	37
86	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	86
	Merrill Lynch Mortgage Investors Trust,
761	Series 2002-NC1, Class M1, VAR, 1.220%, 05/25/33	720
294	Series 2003-OPT1, Class M1, VAR, 1.145%, 07/25/34	267
775	Series 2005-NC1, Class M2, VAR, 1.249%, 10/25/35	681
	Morgan Stanley ABS Capital I, Inc. Trust,
1,000	Series 2004-HE6, Class M1, VAR, 0.995%, 08/25/34	929
369	Series 2004-NC2, Class M2, VAR, 1.969%, 12/25/33	332
76	Series 2005-HE1, Class M3, VAR, 0.950%, 12/25/34	62
219	Series 2005-HE1, Class M4, VAR, 1.249%, 12/25/34	176
407	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class M1, VAR, 1.595%, 02/25/33	383
	New Century Home Equity Loan Trust,
693	Series 2003-6, Class M1, VAR, 1.249%, 01/25/34	645
250	Series 2005-1, Class M1, VAR, 0.844%, 03/25/35	234
	Nissan Auto Lease Trust,
41	Series 2013-B, Class A3, 0.750%, 06/15/16	41
117	Series 2014-A, Class A3, 0.800%, 02/15/17	117

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	Nissan Auto Receivables Owner Trust,
83	Series 2012-A, Class A4, 1.000%, 07/16/18	83
70	Series 2013-A, Class A3, 0.500%, 05/15/17	70
180	Series 2013-C, Class A3, 0.670%, 08/15/18	180
160	Series 2014-A, Class A3, 0.720%, 08/15/18	160
383	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, VAR, 2.944%, 09/25/33	350
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
464	Series 2003-2, Class M1, VAR, 1.145%, 04/25/33	400
285	Series 2003-4, Class M1, VAR, 1.190%, 07/25/33	250
535	Series 2003-5, Class A3, VAR, 1.069%, 08/25/33	510
	Option One Mortgage Loan Trust,
154	Series 2003-1, Class M2, VAR, 3.094%, 02/25/33	146
1,042	Series 2004-2, Class M2, VAR, 1.744%, 05/25/34	830
123	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.107%, 10/25/34	122
	RAMP Trust,
105	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	107
642	Series 2004-RS9, Class MII1, VAR, 1.144%, 09/25/34	603
	RASC Trust,
1,205	Series 2001-KS3, Class AII, VAR, 0.630%, 09/25/31	1,120
188	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	192
581	Series 2005-KS2, Class M1, VAR, 0.815%, 03/25/35	529
	Renaissance Home Equity Loan Trust,
975	Series 2003-2, Class A, VAR, 1.049%, 08/25/33	916
1,853	Series 2003-2, Class M1, VAR, 1.406%, 08/25/33	1,695
497	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	486

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
50	Santander Drive Auto Receivables Trust, Series 2013-1, Class A3, 0.620%, 06/15/17	50
	Saxon Asset Securities Trust,
152	Series 2000-2, Class MF2, VAR, 8.098%, 07/25/30	150
37	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	37
516	Series 2003-2, Class M2, VAR, 2.794%, 06/25/33	442
246	Series 2004-2, Class MV2, VAR, 1.969%, 08/25/35	234
17	Soundview Home Loan Trust, Series 2006-WF1, Class A2, SUB, 5.645%, 10/25/36	18
620	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.069%, 11/25/34	575
	Structured Asset Investment Loan Trust,
284	Series 2003-BC3, Class M1, VAR, 1.595%, 04/25/33	277
242	Series 2004-7, Class M1, VAR, 1.220%, 08/25/34	229
432	Series 2004-8, Class M2, VAR, 1.100%, 09/25/34	379
195	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.439%, 05/25/31 (e)	113
	Toyota Auto Receivables Owner Trust,
29	Series 2013-A, Class A3, 0.550%, 01/17/17	29
249	Series 2014-A, Class A3, 0.670%, 12/15/17	249
154	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	154
	Volkswagen Auto Loan Enhanced Trust,
53	Series 2012-2, Class A3, 0.460%, 01/20/17	53
217	Series 2013-2, Class A3, 0.700%, 04/20/18	216
236	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 3.170%, 10/25/34 (e)	223

	Total Asset-Backed Securities (Cost $39,179)	40,593

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 6.6%
	Agency CMO — 5.2%
94	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	97
208	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	235
	Federal Home Loan Mortgage Corp. REMIC,
4	Series 1087, Class I, 8.500%, 06/15/21	4
3	Series 1136, Class H, 6.000%, 09/15/21	4
82	Series 1617, Class PM, 6.500%, 11/15/23	90
73	Series 1710, Class GH, 8.000%, 04/15/24	83
51	Series 1732, Class K, 6.500%, 05/15/24	57
69	Series 1843, Class Z, 7.000%, 04/15/26	76
81	Series 2033, Class K, 6.050%, 08/15/23	86
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,839
181	Series 2378, Class BD, 5.500%, 11/15/31	196
10	Series 2391, Class QR, 5.500%, 12/15/16	10
31	Series 2394, Class MC, 6.000%, 12/15/16	32
44	Series 2405, Class JF, 6.000%, 01/15/17	46
24	Series 2425, Class OB, 6.000%, 03/15/17	25
147	Series 2455, Class GK, 6.500%, 05/15/32	164
37	Series 2457, Class PE, 6.500%, 06/15/32	42
100	Series 2473, Class JZ, 6.500%, 07/15/32	111
7	Series 2503, Class TG, 5.500%, 09/15/17	7
8	Series 2508, Class AQ, 5.500%, 10/15/17	8
48	Series 2527, Class BP, 5.000%, 11/15/17	51
29	Series 2531, Class HN, 5.000%, 12/15/17	30
24	Series 2538, Class CB, 5.000%, 12/15/17	26
139	Series 2564, Class NK, 5.000%, 02/15/18	146
166	Series 2575, Class PE, 5.500%, 02/15/33	180
393	Series 2586, Class WG, 4.000%, 03/15/33	413
77	Series 2594, Class OL, 5.000%, 04/15/18	81
77	Series 2595, Class HO, 4.500%, 03/15/23	81
94	Series 2627, Class KM, 4.500%, 06/15/18	98
135	Series 2636, Class Z, 4.500%, 06/15/18	140
80	Series 2651, Class VZ, 4.500%, 07/15/18	84
2	Series 2657, Class ME, 5.000%, 10/15/22	2
670	Series 2682, Class LD, 4.500%, 10/15/33	726
168	Series 2685, Class DT, 5.000%, 10/15/23	183
58	Series 2686, Class GC, 5.000%, 10/15/23	63
248	Series 2699, Class TC, 4.000%, 11/15/18	258
204	Series 2715, Class NG, 4.500%, 12/15/18	214
21	Series 2727, Class PE, 4.500%, 07/15/32	21
99	Series 2744, Class TU, 5.500%, 05/15/32	102
87	Series 2756, Class NA, 5.000%, 02/15/24	93
27	Series 2760, Class PD, 5.000%, 12/15/32	27

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
84	Series 2764, Class OE, 4.500%, 03/15/19	88
200	Series 2764, Class UG, 5.000%, 03/15/34	222
62	Series 2773, Class CD, 4.500%, 04/15/24	66
7	Series 2780, Class JA, 4.500%, 04/15/19	7
7	Series 2780, Class JG, 4.500%, 04/15/19	7
122	Series 2783, Class AT, 4.000%, 04/15/19	126
39	Series 2809, Class UC, 4.000%, 06/15/19	40
120	Series 2852, Class NY, 5.000%, 09/15/33	122
290	Series 2864, Class NB, 5.500%, 07/15/33	308
2	Series 2864, Class PE, 5.000%, 06/15/33	2
153	Series 2877, Class AD, 4.000%, 10/15/19	159
250	Series 2901, Class KB, 5.000%, 12/15/34	271
165	Series 2910, Class BE, 4.500%, 12/15/19	173
531	Series 2912, Class EH, 5.500%, 01/15/35	598
35	Series 2922, Class GA, 5.500%, 05/15/34	38
1	Series 2931, Class AM, 4.500%, 07/15/19	1
155	Series 2950, Class KZ, 4.500%, 03/15/20	167
500	Series 2960, Class JH, 5.500%, 04/15/35	559
127	Series 2988, Class TY, 5.500%, 06/15/25	140
82	Series 2989, Class TG, 5.000%, 06/15/25	88
5	Series 3000, Class PB, 3.900%, 01/15/23	5
300	Series 3017, Class ML, 5.000%, 08/15/35	340
300	Series 3028, Class ME, 5.000%, 02/15/34	310
83	Series 3031, Class AG, 5.000%, 02/15/34	84
44	Series 3036, Class ND, 5.000%, 05/15/34	45
36	Series 3064, Class OG, 5.500%, 06/15/34	38
45	Series 3077, Class TO, PO, 04/15/35	41
77	Series 3078, Class PD, 5.500%, 07/15/34	78
34	Series 3098, Class PE, 5.000%, 06/15/34	35
224	Series 3102, Class CE, 5.500%, 01/15/26	245
9	Series 3113, Class QD, 5.000%, 06/15/34	9
104	Series 3116, Class PD, 5.000%, 10/15/34	107
62	Series 3121, Class JD, 5.500%, 03/15/26	69
117	Series 3151, Class UC, 5.500%, 08/15/35	125
20	Series 3200, Class PO, PO, 08/15/36	19
68	Series 3212, Class BK, 5.500%, 09/15/36	75
164	Series 3213, Class PE, 6.000%, 09/15/36	185
80	Series 3279, Class PE, 5.500%, 02/15/37	89
181	Series 3349, Class DP, 6.000%, 09/15/36	193
250	Series 3405, Class PE, 5.000%, 01/15/38	275
100	Series 3523, Class EX, 5.000%, 04/15/39	111
300	Series 3532, Class EB, 4.000%, 05/15/24	320
100	Series 3534, Class MB, 4.000%, 05/15/24	109
225	Series 3553, Class PG, 5.500%, 07/15/39	249
187	Series 3564, Class NB, 5.000%, 08/15/39	209

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
244	Series 3622, Class TA, 5.500%, 10/15/26	252
108	Series 3622, Class WA, 5.500%, 09/15/39	123
163	Series 3653, Class HJ, 5.000%, 04/15/40	177
289	Series 3662, Class PJ, 5.000%, 04/15/40	318
352	Series 3662, Class QB, 5.000%, 03/15/38	385
200	Series 3677, Class KB, 4.500%, 05/15/40	215
190	Series 3680, Class LC, 4.500%, 06/15/40	201
110	Series 3688, Class GT, VAR, 7.192%, 11/15/46	129
250	Series 3710, Class GB, 4.000%, 08/15/25	264
108	Series 3747, Class HI, IO, 4.500%, 07/15/37	9
317	Series 3747, Class HX, 4.500%, 11/15/39	344
250	Series 3748, Class D, 4.000%, 11/15/39	266
114	Series 3755, Class MU, 4.000%, 11/15/30	119
220	Series 3768, Class MB, 4.000%, 12/15/39	232
400	Series 3787, Class AY, 3.500%, 01/15/26	417
150	Series 3795, Class PD, 4.500%, 01/15/40	165
391	Series 3816, Class HA, 3.500%, 11/15/25	412
728	Series 3827, Class BM, 5.500%, 08/15/39	789
392	Series 3828, Class EM, 4.500%, 06/15/39	427
69	Series 3842, Class PH, 4.000%, 04/15/41	74
138	Series 3852, Class TP, IF, 5.500%, 05/15/41	144
350	Series 3859, Class JB, 5.000%, 05/15/41	383
300	Series 3874, Class DW, 3.500%, 06/15/21	319
125	Series 3893, Class PU, 4.000%, 07/15/41	132
329	Series 3898, Class KH, 3.500%, 06/15/26	345
109	Series 3902, Class MA, 4.500%, 07/15/39	114
110	Series 3910, Class CT, 4.000%, 12/15/39	117
350	Series 3911, Class B, 3.500%, 08/15/26	364
269	Series 3959, Class PB, 3.000%, 11/15/26	270
175	Series 3962, Class KD, 3.000%, 10/15/26	177
800	Series 3963, Class JB, 4.500%, 11/15/41	904
800	Series 3989, Class JW, 3.500%, 01/15/42	821
563	Series 4026, Class MQ, 4.000%, 04/15/42	593
400	Series 4048, Class CE, 4.000%, 05/15/42	424
320	Series 4068, Class PE, 3.000%, 06/15/42	309
125	Series 4119, Class KE, 1.750%, 10/15/32	119
391	Series 4203, Class BN, 3.000%, 04/15/33	390
552	Series 4217, Class F, VAR, 0.511%, 06/15/43	550
313	Series 4219, Class JA, 3.500%, 08/15/39	328
450	Series 4238, Class UY, 3.000%, 08/15/33	453
4	Series 50, Class I, 8.000%, 06/15/20	4

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
	Federal Home Loan Mortgage Corp. STRIPS,
258	Series 279, Class F6, VAR, 0.611%, 09/15/42	259
440	Series 284, Class 300, 3.000%, 10/15/42	445
123	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	142
	Federal National Mortgage Association - ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	277
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	431
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	184
412	Series 2013-M13, Class A2, VAR, 2.540%, 04/25/23	410
500	Series 2014-M1, Class A2, VAR, 3.373%, 07/25/23	524
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	378
400	Series 2014-M3, Class A2, VAR, 3.477%, 01/25/24	425
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	579
50	Series 2014-M5, Class FA, VAR, 0.507%, 01/25/17	50
75	Series 2014-M6, Class FA, VAR, 0.447%, 12/25/17	75
410	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	423
800	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	810
255	Series 2014-M13, Class A2, 3.021%, 08/25/24	261
	Federal National Mortgage Association REMIC,
4	Series 1990-7, Class B, 8.500%, 01/25/20	5
2	Series 1990-35, Class E, 9.500%, 04/25/20	2
5	Series 1990-76, Class G, 7.000%, 07/25/20	5
17	Series 1990-106, Class J, 8.500%, 09/25/20	19
3	Series 1991-73, Class A, 8.000%, 07/25/21	3
50	Series 1992-112, Class GB, 7.000%, 07/25/22	56
20	Series 1992-195, Class C, 7.500%, 10/25/22	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
80	Series 1998-37, Class VZ, 6.000%, 06/17/28	88
167	Series 1998-66, Class B, 6.500%, 12/25/28	181
96	Series 2002-16, Class XU, 5.500%, 04/25/17	98
29	Series 2002-19, Class PE, 6.000%, 04/25/17	30
75	Series 2002-24, Class AJ, 6.000%, 04/25/17	78
138	Series 2002-55, Class PG, 5.500%, 09/25/32	149
267	Series 2002-55, Class QE, 5.500%, 09/25/17	277
15	Series 2002-63, Class KC, 5.000%, 10/25/17	15
38	Series 2002-63, Class LB, 5.500%, 10/25/17	39
143	Series 2002-82, Class PE, 6.000%, 12/25/32	159
31	Series 2003-21, Class OU, 5.500%, 03/25/33	34
246	Series 2003-29, Class BY, 5.500%, 04/25/33	276
22	Series 2003-33, Class AC, 4.250%, 03/25/33	22
383	Series 2003-48, Class GH, 5.500%, 06/25/33	424
36	Series 2003-58, Class AD, 3.250%, 07/25/33	37
19	Series 2003-63, Class PE, 3.500%, 07/25/33	19
150	Series 2003-67, Class KE, 5.000%, 07/25/33	163
121	Series 2003-78, Class B, 5.000%, 08/25/23	131
174	Series 2003-81, Class LC, 4.500%, 09/25/18	181
123	Series 2003-83, Class PG, 5.000%, 06/25/23	130
58	Series 2003-110, Class WA, 4.000%, 08/25/33	60
36	Series 2003-122, Class TE, 5.000%, 12/25/22	37
709	Series 2003-131, Class CH, 5.500%, 01/25/34	791
242	Series 2004-36, Class PC, 5.500%, 02/25/34	256

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
100	Series 2004-92, Class TB, 5.500%, 12/25/34	114
109	Series 2005-5, Class CK, 5.000%, 01/25/35	114
49	Series 2005-18, Class EG, 5.000%, 03/25/25	54
13	Series 2005-23, Class TG, 5.000%, 04/25/35	14
87	Series 2005-29, Class WC, 4.750%, 04/25/35	95
238	Series 2005-38, Class TB, 6.000%, 11/25/34	256
116	Series 2005-58, Class EP, 5.500%, 07/25/35	127
121	Series 2005-68, Class BC, 5.250%, 06/25/35	130
604	Series 2005-70, Class KP, 5.000%, 06/25/35	663
551	Series 2005-104, Class UE, 5.500%, 12/25/35	577
79	Series 2006-45, Class NW, 5.500%, 01/25/35	80
83	Series 2007-13, Class H, 5.500%, 03/25/37	91
400	Series 2007-61, Class PE, 5.500%, 07/25/37	442
62	Series 2007-65, Class KI, IF, IO, 6.451%, 07/25/37	10
225	Series 2008-61, Class GB, 5.500%, 07/25/38	250
242	Series 2008-65, Class CD, 4.500%, 08/25/23	256
151	Series 2009-15, Class AC, 5.500%, 03/25/29	167
143	Series 2009-19, Class TD, 5.000%, 08/25/36	152
57	Series 2009-22, Class EG, 5.000%, 07/25/35	61
39	Series 2009-37, Class KI, IF, IO, 5.830%, 06/25/39	5
90	Series 2009-50, Class PT, VAR, 6.216%, 05/25/37	98
150	Series 2009-60, Class DE, 5.000%, 08/25/29	164
536	Series 2009-73, Class HJ, 6.000%, 09/25/39	604
40	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	6

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
93	Series 2009-86, Class OT, PO, 10/25/37	86
152	Series 2009-112, Class ST, IF, IO, 6.081%, 01/25/40	20
800	Series 2010-9, Class MB, 5.000%, 05/25/32	836
756	Series 2010-9, Class ME, 5.000%, 02/25/40	853
300	Series 2010-9, Class PE, 4.500%, 10/25/39	319
85	Series 2010-35, Class SB, IF, IO, 6.251%, 04/25/40	13
600	Series 2010-38, Class KC, 4.500%, 04/25/40	655
400	Series 2010-45, Class BL, 4.500%, 05/25/40	439
264	Series 2010-64, Class DM, 5.000%, 06/25/40	289
56	Series 2010-64, Class EH, 5.000%, 10/25/35	57
747	Series 2010-85, Class NJ, 4.500%, 08/25/40	787
140	Series 2010-111, Class AE, 5.500%, 04/25/38	150
979	Series 2010-123, Class BP, 4.500%, 11/25/40	1,059
396	Series 2010-141, Class DL, 4.000%, 12/25/40	428
158	Series 2011-22, Class MA, 6.500%, 04/25/38	176
350	Series 2011-33, Class GD, 3.500%, 04/25/31	368
148	Series 2011-40, Class KA, 3.500%, 03/25/26	154
450	Series 2011-41, Class KL, 4.000%, 05/25/41	477
686	Series 2011-50, Class LP, 4.000%, 06/25/41	728
400	Series 2011-51, Class B, 3.500%, 06/25/31	416
650	Series 2011-52, Class KB, 5.500%, 06/25/41	743
530	Series 2011-52, Class LB, 5.500%, 06/25/41	597
112	Series 2011-99, Class CV, 4.500%, 03/25/26	123
558	Series 2011-104, Class KY, 4.000%, 03/25/39	576
115	Series 2011-111, Class EA, 5.000%, 12/25/38	122

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
300	Series 2011-114, Class B, 3.500%, 11/25/41	318
704	Series 2011-130, Class KB, 4.000%, 12/25/41	757
365	Series 2012-20, Class TD, 4.500%, 02/25/42	389
301	Series 2012-50, Class HB, 4.000%, 03/25/42	320
285	Series 2012-83, Class TN, 5.000%, 08/25/42	313
153	Series 2012-137, Class CF, VAR, 0.470%, 08/25/41	153
441	Series 2012-147, Class WN, 4.500%, 01/25/33	482
390	Series 2013-83, Class CA, 3.500%, 10/25/37	407
381	Series 2013-94, Class CV, 3.500%, 07/25/33	395
250	Series 2013-101, Class E, 3.000%, 10/25/33	249
328	Series 2013-104, Class CY, 5.000%, 10/25/43	380
43	Series G92-35, Class E, 7.500%, 07/25/22	47
34	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/25/24	33
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	103
119	Series 2003-62, Class BG, 5.000%, 07/20/33	127
358	Series 2003-65, Class AL, 5.500%, 08/20/33	412
205	Series 2003-66, Class HD, 5.500%, 08/20/33	226
580	Series 2004-16, Class AE, 5.500%, 02/20/34	655
145	Series 2004-16, Class EC, 5.500%, 02/20/34	174
743	Series 2004-37, Class PE, 5.500%, 05/20/34	848
413	Series 2005-3, Class QB, 5.000%, 01/16/35	460
283	Series 2005-11, Class PL, 5.000%, 02/20/35	311
104	Series 2005-13, Class AE, 5.000%, 09/20/34	112
176	Series 2005-13, Class BG, 5.000%, 02/20/35	198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
331	Series 2005-48, Class CY, 5.000%, 06/20/35	365
311	Series 2005-54, Class JE, 5.000%, 07/20/35	348
74	Series 2005-92, Class CD, 5.000%, 01/20/32	75
100	Series 2006-1, Class LE, 5.500%, 06/20/35	112
459	Series 2006-7, Class ND, 5.500%, 08/20/35	522
23	Series 2006-38, Class SG, IF, IO, 6.485%, 09/20/33	—	(h)
260	Series 2006-50, Class JD, 5.000%, 09/20/36	306
324	Series 2006-69, Class MB, 5.500%, 12/20/36	349
96	Series 2007-26, Class SW, IF, IO, 6.035%, 05/20/37	13
125	Series 2007-33, Class LE, 5.500%, 06/20/37	141
130	Series 2007-35, Class NE, 6.000%, 06/16/37	155
209	Series 2007-79, Class BL, 5.750%, 08/20/37	233
161	Series 2008-20, Class HC, 5.750%, 06/16/37	176
61	Series 2008-23, Class YA, 5.250%, 03/20/38	67
113	Series 2008-26, Class JP, 5.250%, 03/20/38	127
357	Series 2008-33, Class PB, 5.500%, 04/20/38	394
688	Series 2008-47, Class P, 5.500%, 06/16/38	801
93	Series 2008-58, Class ZT, 6.500%, 07/20/38	116
48	Series 2008-62, Class SA, IF, IO, 5.985%, 07/20/38	7
267	Series 2008-63, Class PE, 5.500%, 07/20/38	297
107	Series 2008-68, Class PQ, 5.500%, 04/20/38	113
19	Series 2008-71, Class PB, 6.000%, 07/20/37	19
168	Series 2008-76, Class PD, 5.750%, 09/20/38	192
95	Series 2008-76, Class US, IF, IO, 5.735%, 09/20/38	12

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
266	Series 2008-89, Class JA, 5.750%, 08/20/38	284
146	Series 2008-95, Class DS, IF, IO, 7.135%, 12/20/38	24
301	Series 2009-42, Class CD, 5.000%, 06/20/39	332
438	Series 2009-47, Class LT, 5.000%, 06/20/39	490
95	Series 2009-72, Class SM, IF, IO, 6.089%, 08/16/39	13
237	Series 2009-106, Class ST, IF, IO, 5.835%, 02/20/38	32
67	Series 2010-14, Class QP, 6.000%, 12/20/39	71
54	Series 2010-61, Class EA, 5.000%, 09/20/31	55
172	Series 2010-157, Class OP, PO, 12/20/40	146
205	Series 2010-158, Class EP, 4.500%, 12/16/40	223
99	Series 2011-97, Class WA, VAR, 6.092%, 11/20/38	112
524	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	595

		65,003

	Non-Agency CMO — 1.4%
	Alternative Loan Trust,
624	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	620
167	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	172
89	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	89
319	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	316
774	Series 2005-21CB, Class A17, 6.000%, 06/25/35	780
228	Series 2005-46CB, Class A1, 5.750%, 10/25/35	219
217	Series 2005-85CB, Class 2A2, 5.500%, 02/25/36	202
	Banc of America Alternative Loan Trust,
216	Series 2003-3, Class A5, 5.750%, 05/25/33	222
266	Series 2004-6, Class 4A1, 5.000%, 07/25/19	274
224	Series 2004-9, Class 4A1, 5.500%, 10/25/19	227

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
460	Series 2006-5, Class 3A1, 6.000%, 06/25/46	457
77	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	80
	Bear Stearns ALT-A Trust,
105	Series 2004-6, Class 1A, VAR, 0.810%, 07/25/34	100
291	Series 2005-7, Class 12A3, VAR, 0.849%, 08/25/35	268
	CHL Mortgage Pass-Through Trust,
193	Series 2005-21, Class A2, 5.500%, 10/25/35	195
194	Series 2006-21, Class A14, 6.000%, 02/25/37	185
633	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.540%, 10/25/35	626
30	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	31
47	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	48
351	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	353
	GSR Mortgage Loan Trust,
41	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	43
21	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	22
	Impac CMB Trust,
533	Series 2004-5, Class 1A1, VAR, 0.889%, 10/25/34	516
1,021	Series 2004-9, Class 1A1, VAR, 0.929%, 01/25/35	921
1,101	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.950%, 12/25/34	927
	JP Morgan Mortgage Trust,
112	Series 2006-A2, Class 5A3, VAR, 2.430%, 11/25/33	112
61	Series 2007-A1, Class 5A5, VAR, 2.576%, 07/25/35	62
608	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.470%, 11/25/35	538
	MASTR Alternative Loan Trust,
22	Series 2004-5, Class 5A1, 4.750%, 06/25/19	23

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
547	Series 2004-6, Class 7A1, 6.000%, 07/25/34	557
753	Series 2004-6, Class 8A1, 5.500%, 07/25/34	782
757	Series 2005-6, Class 1A2, 5.500%, 12/25/35	673
	MASTR Asset Securitization Trust,
5	Series 2003-11, Class 3A1, 4.500%, 12/25/18	5
33	Series 2003-11, Class 8A1, 5.500%, 12/25/33	35
	Merrill Lynch Mortgage Investors Trust,
48	Series 2003-F, Class A1, VAR, 0.810%, 10/25/28	48
56	Series 2004-B, Class A1, VAR, 0.670%, 05/25/29	53
	Morgan Stanley Mortgage Loan Trust,
84	Series 2004-3, Class 4A, VAR, 5.682%, 04/25/34	88
185	Series 2004-4, Class 2A, VAR, 6.577%, 09/25/34	193
894	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-3, Class APT, VAR, 0.460%, 07/25/35	871
28	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	29
21	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	21
175	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 2.396%, 10/25/35	170
	RALI Trust,
881	Series 2004-QA3, Class CB2, VAR, 3.476%, 08/25/34	905
13	Series 2004-QS3, Class CB, 5.000%, 03/25/19	13
	Residential Asset Securitization Trust,
166	Series 2004-A3, Class A1, 4.500%, 06/25/34	168
62	Series 2004-A6, Class A1, 5.000%, 08/25/19	64
985	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	899
72	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	73
58	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	Sequoia Mortgage Trust,
115	Series 2004-11, Class A1, VAR, 0.465%, 12/20/34	110
797	Series 2007-3, Class 1A1, VAR, 0.365%, 07/20/36	742
82	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	82
	Structured Asset Mortgage Investments II Trust,
46	Series 2003-AR4, Class A1, VAR, 0.864%, 01/19/34	44
205	Series 2005-AR2, Class 2A1, VAR, 0.399%, 05/25/45	185
18	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.621%, 12/25/33	18
589	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	599
86	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 1.972%, 12/25/44	85
	WaMu Mortgage Pass-Through Certificates Trust,
36	Series 2003-AR9, Class 1A6, VAR, 2.406%, 09/25/33	37
12	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	13
208	Series 2005-AR10, Class 14A, VAR, 2.391%, 09/25/35	207
142	Wells Fargo Mortgage Backed Securities Trust, Series 2004-V, Class 2A1, VAR, 2.630%, 10/25/34	144
77	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	76
	Wells Fargo Mortgage-Backed Securities Trust,
18	Series 2004-EE, Class 3A1, VAR, 2.496%, 12/25/34	18
179	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	180
153	Series 2006-AR2, Class 2A3, VAR, 2.612%, 03/25/36	152
48	Series 2006-AR10, Class 5A2, VAR, 2.607%, 07/25/36	46

		17,072

	Total Collateralized Mortgage Obligations (Cost $79,532)	82,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 0.5%
	Banc of America Commercial Mortgage Trust,
280	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	295
139	Series 2006-4, Class A4, 5.634%, 07/10/46	145
100	Series 2006-5, Class A4, 5.414%, 09/10/47	105
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	101
100	Series 2005-3, Class AM, 4.727%, 07/10/43	101
43	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	44
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	102
98	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.435%, 03/11/39	102
200	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.226%, 07/15/44	201
126	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	133
250	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	255
	DBRR Trust,
79	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	79
101	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	102
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
153	Series K029, Class A2, VAR, 3.320%, 02/25/23	161
800	Series K037, Class A2, 3.490%, 01/25/24	852
129	Series K038, Class A2, 3.389%, 03/25/24	136
600	Series KSMC, Class A2, 2.615%, 01/25/23	600
88	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	88
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123
200	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB11, Class AJ, VAR, 5.402%, 08/12/37	201

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — continued
163	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 02/15/40	175
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.677%, 05/12/39	104
3,411	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.206%, 12/12/49 (e)	37
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	262
	Morgan Stanley Capital I Trust,
157	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	165
6,474	Series 2007-HQ11, Class X, IO, VAR, 0.216%, 02/12/44 (e)	26
24	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.559%, 08/15/39	24
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	116
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	264
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	545
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	209

	Total Commercial Mortgage-Backed Securities (Cost $5,743)	5,853

Corporate Bonds — 7.7%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	65
125	5.000%, 03/30/20	137

		202

	Automobiles — 0.1%
	Daimler Finance North America LLC,
170	1.875%, 01/11/18 (e)	171
150	2.375%, 08/01/18 (e)	152
102	8.500%, 01/18/31	156
110	Ford Motor Co., 4.750%, 01/15/43	116
	General Motors Co.,
65	5.200%, 04/01/45	68
25	6.250%, 10/02/43	30

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — continued
200	Volkswagen Group of America Finance LLC, 2.450%, 11/20/19 (e)	201

		894

	Distributors — 0.0% (g)
200	Samsung Electronics America, Inc., 1.750%, 04/10/17 (e)	201

	Internet & Catalog Retail — 0.0% (g)
	Amazon.com, Inc.,
125	2.500%, 11/29/22	118
40	4.950%, 12/05/44	42

		160

	Media — 0.4%
	21st Century Fox America, Inc.,
120	5.400%, 10/01/43	143
250	6.750%, 01/09/38	326
	Comcast Corp.,
50	3.125%, 07/15/22	51
115	4.650%, 07/15/42	126
75	4.750%, 03/01/44	83
100	6.450%, 03/15/37	133
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	36
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
40	4.450%, 04/01/24	42
100	5.150%, 03/15/42	103
150	6.000%, 08/15/40	168
	Discovery Communications LLC,
47	4.375%, 06/15/21	50
35	4.875%, 04/01/43	36
100	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18 (e)	99
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	200
30	4.375%, 04/01/21	33
140	4.450%, 01/15/43	148
95	5.150%, 04/30/20	108
125	Omnicom Group, Inc., 3.650%, 11/01/24	125
200	Sky plc, (United Kingdom), 3.750%, 09/16/24 (e)	201
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	88
150	5.850%, 04/15/40	174

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Media — continued
	Time Warner Cable, Inc.,
70	5.000%, 02/01/20	77
165	5.500%, 09/01/41	192
125	7.300%, 07/01/38	172
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	225
	Time Warner, Inc.,
170	4.650%, 06/01/44	177
250	4.750%, 03/29/21	273
150	6.500%, 11/15/36	191
250	7.625%, 04/15/31	349
	Viacom, Inc.,
33	3.250%, 03/15/23	32
17	3.875%, 12/15/21	18
225	4.250%, 09/01/23	232
175	4.375%, 03/15/43	161
90	Walt Disney Co. (The), 1.850%, 05/30/19	90
80	WPP Finance 2010, (United Kingdom), 3.750%, 09/19/24	80

		4,742

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
65	2.875%, 02/15/23	63
100	3.875%, 01/15/22	104
65	4.300%, 02/15/43	63
150	7.450%, 07/15/17	170
	Target Corp.,
290	3.500%, 07/01/24	301
150	6.350%, 11/01/32	197

		898

	Specialty Retail — 0.0% (g)
37	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	38
	Home Depot, Inc. (The),
94	2.000%, 06/15/19	94
245	3.750%, 02/15/24	262
150	Lowe’s Cos., Inc., 5.125%, 11/15/41	175

		569

	Total Consumer Discretionary	7,666

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	142

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
	Anheuser-Busch InBev Finance, Inc.,
60	2.625%, 01/17/23	58
100	3.700%, 02/01/24	104
30	4.625%, 02/01/44	33
	Anheuser-Busch InBev Worldwide, Inc.,
57	2.500%, 07/15/22	55
285	5.375%, 01/15/20	323
179	Coca-Cola Co. (The), 1.150%, 04/01/18	177
60	Diageo Capital plc, (United Kingdom), 2.625%, 04/29/23	58
200	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	209

		1,159

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
295	2.750%, 12/01/22	287
150	4.000%, 12/05/23	159
	CVS Pass-Through Trust,
54	4.704%, 01/10/36 (e)	57
50	6.943%, 01/10/30	60
	Kroger Co. (The),
25	2.300%, 01/15/19	25
135	3.850%, 08/01/23	140
25	5.400%, 07/15/40	29
150	6.400%, 08/15/17	168
250	Series B, 7.700%, 06/01/29	336
	Walgreens Boots Alliance, Inc.,
25	2.700%, 11/18/19	25
40	3.300%, 11/18/21	40
130	3.800%, 11/18/24	133
15	4.800%, 11/18/44	16
	Wal-Mart Stores, Inc.,
150	2.550%, 04/11/23	148
100	3.300%, 04/22/24	103
365	4.000%, 04/11/43	379
20	4.300%, 04/22/44	22
135	5.250%, 09/01/35	162

		2,289

	Food Products — 0.1%
120	Archer-Daniels-Midland Co., SUB, 5.765%, 03/01/41	154
100	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	123
100	Cargill, Inc., 3.300%, 03/01/22 (e)	103

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food Products — continued
145	ConAgra Foods, Inc., 3.200%, 01/25/23	142
	Kellogg Co.,
66	3.250%, 05/21/18	68
100	Series B, 7.450%, 04/01/31	135
	Kraft Foods Group, Inc.,
45	3.500%, 06/06/22	46
70	5.000%, 06/04/42	77
100	6.875%, 01/26/39	132
150	Mead Johnson Nutrition Co., 5.900%, 11/01/39	185
200	Mondelez International, Inc., 4.000%, 02/01/24	209

		1,374

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	97
100	6.625%, 08/01/37	142

		239

	Tobacco — 0.1%
	Altria Group, Inc.,
280	2.850%, 08/09/22	272
170	4.250%, 08/09/42	163
56	B.A.T. International Finance plc, (United Kingdom), 3.250%, 06/07/22 (e)	56
	Philip Morris International, Inc.,
150	4.125%, 03/04/43	147
120	4.375%, 11/15/41	124

		762

	Total Consumer Staples	5,823

	Energy — 0.7%
	Energy Equipment & Services — 0.1%
70	Ensco plc, (United Kingdom), 4.700%, 03/15/21	70
	Halliburton Co.,
100	3.250%, 11/15/21	102
125	8.750%, 02/15/21	160
50	Nabors Industries, Inc., 4.625%, 09/15/21	47
100	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	79
82	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	86
	Transocean, Inc., (Cayman Islands),
160	3.800%, 10/15/22	129
65	6.375%, 12/15/21	60
350	6.500%, 11/15/20	330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
20	Weatherford International Ltd., (Bermuda), 5.950%, 04/15/42	17

		1,080

	Oil, Gas & Consumable Fuels — 0.6%
110	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	112
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	59
	Anadarko Petroleum Corp.,
75	3.450%, 07/15/24	73
145	4.500%, 07/15/44	141
85	6.375%, 09/15/17	94
150	ANR Pipeline Co., 9.625%, 11/01/21	206
55	Apache Corp., 4.750%, 04/15/43	52
	BP Capital Markets plc, (United Kingdom),
300	2.241%, 09/26/18	301
141	2.750%, 05/10/23	132
225	3.245%, 05/06/22	221
60	3.814%, 02/10/24	60
150	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	167
36	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	33
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	49
45	4.450%, 09/15/42	39
100	6.750%, 11/15/39	114
71	Chevron Corp., 3.191%, 06/24/23	72
200	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	207
100	ConocoPhillips, 6.500%, 02/01/39	133
	Devon Energy Corp.,
103	4.750%, 05/15/42	104
100	7.950%, 04/15/32	138
114	Enbridge, Inc., (Canada), 4.000%, 10/01/23	111
50	Encana Corp., (Canada), 6.625%, 08/15/37	54
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	68
60	5.150%, 02/01/43	59
	Enterprise Products Operating LLC,
75	3.750%, 02/15/25	75
33	3.900%, 02/15/24	34
105	4.050%, 02/15/22	109
60	4.850%, 08/15/42	62
185	4.850%, 03/15/44	193
150	5.200%, 09/01/20	166
95	Series A, VAR, 8.375%, 08/01/66	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
200	Kerr-McGee Corp., 7.875%, 09/15/31	273
	Kinder Morgan Energy Partners LP,
65	3.500%, 09/01/23	62
85	3.950%, 09/01/22	84
50	5.000%, 08/15/42	48
90	5.000%, 03/01/43	85
45	5.400%, 09/01/44	45
145	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18 (e)	157
	Kinder Morgan, Inc.,
95	3.050%, 12/01/19	94
145	4.300%, 06/01/25	145
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	162
125	5.150%, 10/15/43	132
135	Marathon Oil Corp., 6.600%, 10/01/37	159
165	Noble Energy, Inc., 5.250%, 11/15/43	168
	Petrobras Global Finance B.V., (Netherlands),
42	4.375%, 05/20/23	36
118	6.250%, 03/17/24	112
29	Petroleos Mexicanos, (Mexico), 4.875%, 01/18/24	30
155	Phillips 66, 4.875%, 11/15/44	159
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	20
40	3.850%, 10/15/23	40
190	5.750%, 01/15/20	215
	Spectra Energy Capital LLC,
89	3.300%, 03/15/23	85
100	8.000%, 10/01/19	121
15	Spectra Energy Partners LP, 2.950%, 09/25/18	15
	Statoil ASA, (Norway),
63	2.900%, 11/08/20	64
150	3.950%, 05/15/43	147
170	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	191
	Sunoco Logistics Partners Operations LP,
29	4.250%, 04/01/24	29
95	5.300%, 04/01/44	96
90	5.350%, 05/15/45	91
	Talisman Energy, Inc., (Canada),
75	5.850%, 02/01/37	73
75	6.250%, 02/01/38	76

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	107
171	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	166
	Total Capital International S.A., (France),
120	2.700%, 01/25/23	116
100	2.750%, 06/19/21	100
25	2.875%, 02/17/22	25
28	Total Capital S.A., (France), 4.125%, 01/28/21	30
145	TransCanada PipeLines Ltd., (Canada), 3.750%, 10/16/23	145
70	Western Gas Partners LP, 4.000%, 07/01/22	71
	Williams Cos., Inc. (The),
75	3.700%, 01/15/23	67
20	5.750%, 06/24/44	18
	Williams Partners LP,
160	3.900%, 01/15/25	154
105	4.900%, 01/15/45	98

		7,851

	Total Energy	8,931

	Financials — 2.8%
	Banks — 1.1%
400	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	404
	Bank of America Corp.,
160	2.000%, 01/11/18	160
225	3.300%, 01/11/23	225
50	Series 1, 3.750%, 07/12/16	52
280	3.875%, 03/22/17	293
105	4.000%, 04/01/24	109
63	4.100%, 07/24/23	66
150	4.250%, 10/22/26	150
50	5.000%, 01/21/44	56
100	5.420%, 03/15/17	107
130	5.625%, 07/01/20	148
80	Series L, 5.650%, 05/01/18	89
500	7.625%, 06/01/19	604
	Bank of Montreal, (Canada),
306	1.450%, 04/09/18	302
40	2.375%, 01/25/19	41
100	2.550%, 11/06/22	98
	Bank of Nova Scotia (The), (Canada),
325	2.800%, 07/21/21	325
49	3.400%, 01/22/15	49

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
240	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 2.350%, 09/08/19 (e)	238
	Banque Federative du Credit Mutuel S.A., (France),
200	1.700%, 01/20/17 (e)	201
210	2.750%, 01/22/19 (e)	213
	Barclays Bank plc, (United Kingdom),
227	3.750%, 05/15/24	234
210	6.050%, 12/04/17 (e)	231
83	BB&T Corp., 2.050%, 06/19/18	84
550	Capital One Bank USA N.A., 3.375%, 02/15/23	547
	Citigroup, Inc.,
340	1.550%, 08/14/17	339
135	1.700%, 07/25/16	136
335	1.750%, 05/01/18	331
175	2.500%, 09/26/18	177
97	3.750%, 06/16/24	99
55	4.300%, 11/20/26	55
65	4.950%, 11/07/43	73
107	6.675%, 09/13/43	138
200	8.500%, 05/22/19	249
200	VAR, 0.506%, 06/09/16	198
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
35	2.125%, 10/13/15	35
120	4.500%, 01/11/21	132
200	Credit Agricole S.A., (France), VAR, 8.125%, 09/19/33 (e)	223
	Discover Bank,
250	2.000%, 02/21/18	250
250	4.200%, 08/08/23	262
200	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	202
	Fifth Third Bancorp,
40	2.300%, 03/01/19	40
115	8.250%, 03/01/38	173
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	222
300	4.750%, 01/19/21 (e)	334
800	HSBC Holdings plc, (United Kingdom), 4.250%, 03/14/24	832
200	Intesa Sanpaolo S.p.A., (Italy), 5.250%, 01/12/24	217
267	KeyCorp, 2.300%, 12/13/18	268
250	PNC Bank N.A., 2.700%, 11/01/22	239

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	185
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	120
200	2.200%, 07/27/18	202
33	Royal Bank of Scotland plc (The), (United Kingdom), 6.125%, 01/11/21	39
200	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	199
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	208
100	SunTrust Bank, 5.000%, 09/01/15	103
97	SunTrust Banks, Inc., 2.350%, 11/01/18	98
400	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	405
120	Toronto-Dominion Bank (The), (Canada), 1.400%, 04/30/18	119
	U.S. Bancorp,
200	2.200%, 04/25/19	201
67	4.125%, 05/24/21	73
200	Wachovia Corp., 5.750%, 02/01/18	224
	Wells Fargo & Co.,
295	2.125%, 04/22/19	295
285	2.150%, 01/15/19	286
170	Series M, 3.450%, 02/13/23	172
55	4.125%, 08/15/23	57
55	4.650%, 11/04/44	57
145	5.375%, 11/02/43	165

		13,458

	Capital Markets — 0.5%
150	Ameriprise Financial, Inc., 4.000%, 10/15/23	159
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	92
100	Series 1, 2.950%, 06/18/15	101
100	4.150%, 02/01/21	109
100	BlackRock, Inc., 6.250%, 09/15/17	112
250	Credit Suisse, (Switzerland), 3.000%, 10/29/21	249
100	Credit Suisse USA, Inc., 7.125%, 07/15/32	139
	Deutsche Bank AG, (Germany),
35	1.350%, 05/30/17	34
85	3.250%, 01/11/16	87

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	Goldman Sachs Group, Inc. (The),
285	2.375%, 01/22/18	288
70	2.550%, 10/23/19	70
273	2.625%, 01/31/19	274
220	2.900%, 07/19/18	226
210	3.300%, 05/03/15	212
150	3.625%, 01/22/23	152
121	3.850%, 07/08/24	124
185	4.000%, 03/03/24	192
160	4.800%, 07/08/44	171
100	7.500%, 02/15/19	119
	Jefferies Group LLC,
35	6.875%, 04/15/21	40
65	8.500%, 07/15/19	78
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	91
	Morgan Stanley,
65	1.750%, 02/25/16	65
165	2.125%, 04/25/18	165
65	2.500%, 01/24/19	65
82	3.750%, 02/25/23	84
255	Series F, 3.875%, 04/29/24	262
700	4.750%, 03/22/17	746
186	5.000%, 11/24/25	198
100	5.550%, 04/27/17	109
500	5.750%, 10/18/16	537
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	56
	State Street Corp.,
36	3.100%, 05/15/23	35
55	3.300%, 12/16/24	56
154	3.700%, 11/20/23	162
	UBS AG, (Switzerland),
330	2.375%, 08/14/19	330
150	5.750%, 04/25/18	169

		6,158

	Consumer Finance — 0.3%
	American Express Co.,
195	1.550%, 05/22/18	193
100	3.625%, 12/05/24	101
250	7.000%, 03/19/18	289
	American Honda Finance Corp.,
310	2.250%, 08/15/19	311
150	7.625%, 10/01/18 (e)	180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	100
215	3.250%, 12/01/24	218
121	3.750%, 11/24/23	128
	Ford Motor Credit Co. LLC,
420	1.700%, 05/09/16	422
200	2.375%, 01/16/18	201
200	2.375%, 03/12/19	199
200	3.664%, 09/08/24	200
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16	66
20	3.250%, 05/15/18	20
405	HSBC USA, Inc., 2.375%, 11/13/19	405
	John Deere Capital Corp.,
181	1.050%, 10/11/16	181
106	5.750%, 09/10/18	121
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	96
	Synchrony Financial,
215	3.750%, 08/15/21	220
80	4.250%, 08/15/24	82
	Toyota Motor Credit Corp.,
174	2.100%, 01/17/19	175
200	2.625%, 01/10/23	198

		4,106

	Diversified Financial Services — 0.2%
60	Berkshire Hathaway, Inc., 4.500%, 02/11/43	66
	CME Group, Inc.,
100	3.000%, 09/15/22	102
49	5.300%, 09/15/43	59
	General Electric Capital Corp.,
255	4.375%, 09/16/20	279
200	4.625%, 01/07/21	223
45	5.500%, 01/08/20	51
105	5.625%, 05/01/18	118
150	5.875%, 01/14/38	190
210	6.750%, 03/15/32	287
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	99
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	264
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	191

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
	Shell International Finance B.V., (Netherlands),
290	3.400%, 08/12/23	299
155	4.550%, 08/12/43	170
210	Voya Financial, Inc., 5.500%, 07/15/22	237

		2,635

	Insurance — 0.3%
	Allstate Corp. (The),
61	3.150%, 06/15/23	61
120	5.550%, 05/09/35	149
	American International Group, Inc.,
257	3.375%, 08/15/20	267
24	4.125%, 02/15/24	25
110	4.500%, 07/16/44	116
200	4.875%, 06/01/22	225
175	6.400%, 12/15/20	209
	Aon Corp.,
53	3.125%, 05/27/16	54
28	6.250%, 09/30/40	36
80	Berkshire Hathaway Finance Corp., 4.300%, 05/15/43	85
	CNA Financial Corp.,
30	5.875%, 08/15/20	34
100	6.500%, 08/15/16	108
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	109
25	Lincoln National Corp., 4.850%, 06/24/21	28
90	Markel Corp., 3.625%, 03/30/23	91
105	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	106
	MetLife, Inc.,
70	4.125%, 08/13/42	70
35	4.721%, 12/15/44	39
350	4.875%, 11/13/43	396
45	6.400%, 12/15/36	50
	Metropolitan Life Global Funding I,
200	1.300%, 04/10/17 (e)	200
610	1.500%, 01/10/18 (e)	606
100	3.125%, 01/11/16 (e)	102
	New York Life Global Funding,
130	2.100%, 01/02/19 (e)	130
146	2.150%, 06/18/19 (e)	146
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	79

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
300	Pricoa Global Funding I, 2.200%, 05/16/19 (e)	299
100	Progressive Corp. (The), 4.350%, 04/25/44	108
	Prudential Financial, Inc.,
110	5.100%, 08/15/43	124
175	VAR, 5.200%, 03/15/44	173
90	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	93
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	101

		4,419

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
165	3.450%, 09/15/21	162
40	3.500%, 01/31/23	39
115	4.500%, 01/15/18	122
110	AvalonBay Communities, Inc., 3.625%, 10/01/20	114
	Boston Properties LP,
85	3.800%, 02/01/24	88
320	3.850%, 02/01/23	332
64	Camden Property Trust, 5.700%, 05/15/17	70
170	DDR Corp., 3.500%, 01/15/21	172
	Duke Realty LP,
159	3.875%, 02/15/21	165
30	6.750%, 03/15/20	35
60	Equity Commonwealth, 6.650%, 01/15/18	66
263	ERP Operating LP, 4.625%, 12/15/21	288
	HCP, Inc.,
244	2.625%, 02/01/20	241
30	3.150%, 08/01/22	29
50	3.875%, 08/15/24	51
65	4.200%, 03/01/24	68
58	4.250%, 11/15/23	61
91	Health Care REIT, Inc., 4.500%, 01/15/24	96
115	Kimco Realty Corp., 3.200%, 05/01/21	117
	Liberty Property LP,
45	3.375%, 06/15/23	44
55	4.400%, 02/15/24	58
113	Prologis LP, 4.250%, 08/15/23	119
135	Realty Income Corp., 4.125%, 10/15/26	138
	Simon Property Group LP,
17	5.650%, 02/01/20	19
100	6.125%, 05/30/18	114
110	UDR, Inc., 3.700%, 10/01/20	114

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
	Ventas Realty LP/Ventas Capital Corp.,
80	2.700%, 04/01/20	79
195	4.250%, 03/01/22	205
60	Weingarten Realty Investors, 4.450%, 01/15/24	64

		3,270

	Thrifts & Mortgage Finance — 0.1%
	Abbey National Treasury Services plc, (United Kingdom),
335	1.650%, 09/29/17	334
200	2.350%, 09/10/19	199
	BPCE S.A., (France),
250	4.000%, 04/15/24	261
260	VAR, 0.862%, 06/23/17	260

		1,054

	Total Financials	35,100

	Health Care — 0.5%
	Biotechnology — 0.1%
	Amgen, Inc.,
120	3.625%, 05/22/24	122
150	3.875%, 11/15/21	159
150	4.100%, 06/15/21	161
40	4.950%, 10/01/41	43
65	5.650%, 06/15/42	77
	Celgene Corp.,
132	3.625%, 05/15/24	135
100	3.950%, 10/15/20	105
	Gilead Sciences, Inc.,
185	3.700%, 04/01/24	194
50	4.500%, 02/01/45	54
30	4.800%, 04/01/44	33

		1,083

	Health Care Equipment & Supplies — 0.0% (g)
	Becton, Dickinson and Co.,
95	3.734%, 12/15/24	98
35	4.685%, 12/15/44	37
	Medtronic, Inc.,
195	3.150%, 03/15/22 (e)	198
50	4.625%, 03/15/45 (e)	54

		387

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
100	3.500%, 11/15/24	102
50	4.500%, 05/15/42	53
148	4.750%, 03/15/44	163
	Anthem, Inc.,
60	2.300%, 07/15/18	60
50	4.625%, 05/15/42	53
160	5.100%, 01/15/44	180
200	5.850%, 01/15/36	246
65	Cigna Corp., 4.000%, 02/15/22	69
	Express Scripts Holding Co.,
110	2.250%, 06/15/19	109
90	3.500%, 06/15/24	90
80	3.900%, 02/15/22	83
175	4.750%, 11/15/21	193
	McKesson Corp.,
72	2.700%, 12/15/22	69
40	2.850%, 03/15/23	38
60	4.883%, 03/15/44	66
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	115
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	30
200	2.875%, 03/15/23	199
105	3.950%, 10/15/42	104
59	Ventas Realty LP, 3.750%, 05/01/24	59

		2,081

	Life Sciences Tools & Services — 0.0% (g)
92	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	97

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
105	1.750%, 11/06/17	105
140	2.900%, 11/06/22	138
130	Actavis Funding SCS, (Luxembourg), 4.850%, 06/15/44	132
200	Bristol-Myers Squibb Co., 2.000%, 08/01/22	190
69	Forest Laboratories, Inc., 5.000%, 12/15/21 (e)	75
645	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	645
104	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	103
95	Johnson & Johnson, 3.375%, 12/05/23	102
263	Merck & Co., Inc., 2.800%, 05/18/23	261

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
	Mylan, Inc.,
265	2.600%, 06/24/18	268
100	7.875%, 07/15/20 (e)	107
132	Novartis Capital Corp., 3.400%, 05/06/24	137
200	Perrigo Finance plc, (Ireland), 3.500%, 12/15/21	202
65	Pfizer, Inc., 4.300%, 06/15/43	69
65	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.950%, 12/18/22	63
130	Teva Pharmaceutical Finance IV LLC, 2.250%, 03/18/20	128
19	Zoetis, Inc., 1.875%, 02/01/18	19

		2,744

	Total Health Care	6,392

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	70
	Honeywell International, Inc.,
139	3.350%, 12/01/23	144
100	4.250%, 03/01/21	112
	Lockheed Martin Corp.,
75	4.070%, 12/15/42	76
200	4.250%, 11/15/19	218
90	Textron, Inc., 3.875%, 03/01/25	90
180	United Technologies Corp., 5.400%, 05/01/35	218

		928

	Airlines — 0.1%
33	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	34
18	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	19
378	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	404
83	Continental Airlines 2007-1 Class A Pass-Through Trust, Series 071A, 5.983%, 04/19/22	91
94	Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, 6.821%, 08/10/22	109
14	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	15
12	Delta Air Lines 2011-1 Class A Pass-Through Trust, Series A, 5.300%, 04/15/19	13

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — continued
39	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	44
63	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	64

		793

	Commercial Services & Supplies — 0.0% (g)
100	Republic Services, Inc., 6.086%, 03/15/35	124
	Waste Management, Inc.,
37	4.600%, 03/01/21	41
100	4.750%, 06/30/20	110

		275

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	163

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	66
100	5.400%, 03/01/19	113
	General Electric Co.,
400	2.700%, 10/09/22	400
175	3.375%, 03/11/24	181
35	4.125%, 10/09/42	36
90	4.500%, 03/11/44	99
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	125
40	5.750%, 03/11/18	44

		1,064

	Machinery — 0.0% (g)
200	Illinois Tool Works, Inc., 3.500%, 03/01/24	208

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	101
605	4.100%, 06/01/21	656
120	4.900%, 04/01/44	135
40	5.050%, 03/01/41	45
25	5.750%, 05/01/40	31
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	273
63	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	87
150	CSX Corp., 7.375%, 02/01/19	179

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — continued
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	41
350	3.850%, 11/15/24 (e)	355
35	4.500%, 08/16/21 (e)	37
	Norfolk Southern Corp.,
50	4.800%, 08/15/43	55
391	4.837%, 10/01/41	434
35	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	35
	Ryder System, Inc.,
83	2.450%, 09/03/19	82
43	3.500%, 06/01/17	45
20	3.600%, 03/01/16	21
	Union Pacific Corp.,
150	3.750%, 03/15/24	160
300	4.750%, 12/15/43	340

		3,112

	Trading Companies & Distributors — 0.0% (g)
190	Air Lease Corp., 3.375%, 01/15/19	192
272	International Lease Finance Corp., 3.875%, 04/15/18	272

		464

	Total Industrials	7,007

	Information Technology — 0.3%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
272	2.900%, 03/04/21	277
230	5.500%, 01/15/40	280

		557

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	103
150	6.000%, 04/01/20	169

		272

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
31	2.600%, 07/15/22	29
31	2.875%, 08/01/21	31
100	3.250%, 10/15/20	102

		162

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.1%
	International Business Machines Corp.,
120	1.875%, 08/01/22	112
245	3.375%, 08/01/23	250
100	3.625%, 02/12/24	104
130	7.000%, 10/30/25	172
100	Xerox Corp., 5.625%, 12/15/19	112

		750

	Semiconductors & Semiconductor Equipment — 0.0% (g)
	Texas Instruments, Inc.,
92	2.375%, 05/16/16	94
197	2.750%, 03/12/21	198

		292

	Software — 0.1%
	Microsoft Corp.,
100	2.375%, 05/01/23	98
75	3.500%, 11/15/42	71
133	3.625%, 12/15/23	142
160	3.750%, 05/01/43	160
	Oracle Corp.,
255	2.500%, 10/15/22	248
70	2.800%, 07/08/21	71
56	3.625%, 07/15/23	59
185	4.500%, 07/08/44	201
200	5.750%, 04/15/18	226

		1,276

	Technology Hardware, Storage & Peripherals — 0.0% (g)
	Apple, Inc.,
126	2.850%, 05/06/21	129
225	3.850%, 05/04/43	225
182	EMC Corp., 2.650%, 06/01/20	181

		535

	Total Information Technology	3,844

	Materials — 0.3%
	Chemicals — 0.1%
100	Agrium, Inc., (Canada), 6.125%, 01/15/41	119
40	CF Industries, Inc., 4.950%, 06/01/43	40
	Dow Chemical Co. (The),
38	4.250%, 11/15/20	41
115	4.625%, 10/01/44	116
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	90

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Chemicals — continued
90	LYB International Finance B.V., (Netherlands), 4.875%, 03/15/44	93
200	LyondellBasell Industries N.V., (Netherlands), 5.000%, 04/15/19	218
	Monsanto Co.,
43	1.850%, 11/15/18	43
16	4.200%, 07/15/34	16
166	Mosaic Co. (The), 5.625%, 11/15/43	190
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	257
300	Praxair, Inc., 2.200%, 08/15/22	287
150	Union Carbide Corp., 7.750%, 10/01/96	198

		1,708

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	47

	Metals & Mining — 0.2%
80	Allegheny Technologies, Inc., 6.125%, 08/15/23	82
130	ArcelorMittal, (Luxembourg), 5.111%, 02/25/17	135
50	Barrick Gold Corp., (Canada), 5.250%, 04/01/42	46
40	Barrick North America Finance LLC, 5.700%, 05/30/41	39
139	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 09/30/43	158
	Freeport-McMoRan, Inc.,
280	3.875%, 03/15/23	264
305	4.550%, 11/14/24	296
12	5.450%, 03/15/43	12
	Glencore Finance Canada Ltd., (Canada),
86	4.250%, 10/25/22 (e)	86
60	5.550%, 10/25/42 (e)	60
75	Glencore Funding LLC, 4.625%, 04/29/24 (e)	76
	Nucor Corp.,
127	4.000%, 08/01/23	133
80	5.200%, 08/01/43	88
100	Rio Tinto Finance USA Ltd., (Australia), 4.125%, 05/20/21	105
200	Rio Tinto Finance USA plc, (United Kingdom), 2.875%, 08/21/22	192
85	Teck Resources Ltd., (Canada), 3.750%, 02/01/23	76
198	Vale Overseas Ltd., (Cayman Islands), 4.375%, 01/11/22	189

		2,037

	Total Materials	3,792

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
150	2.375%, 11/27/18	151
800	3.000%, 02/15/22	785
410	4.300%, 12/15/42	390
125	4.800%, 06/15/44	127
	British Telecommunications plc, (United Kingdom),
250	1.250%, 02/14/17	249
100	9.625%, 12/15/30	157
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	116
40	SES GLOBAL Americas Holdings GP, 2.500%, 03/25/19 (e)	40
	Telefonica Emisiones S.A.U., (Spain),
62	5.134%, 04/27/20	69
40	5.877%, 07/15/19	45
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	146
206	2.500%, 09/15/16	211
270	3.500%, 11/01/24	265
465	3.850%, 11/01/42	415
209	4.150%, 03/15/24	216
130	4.500%, 09/15/20	141
180	4.862%, 08/21/46 (e)	185
277	6.400%, 09/15/33	341
135	6.550%, 09/15/43	173

		4,222

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	3.125%, 07/16/22	196
100	5.000%, 03/30/20	111
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	101
	Vodafone Group plc, (United Kingdom),
135	4.375%, 02/19/43	132
125	5.625%, 02/27/17	135
50	6.150%, 02/27/37	60

		735

	Total Telecommunication Services	4,957

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Utilities — 1.0%
	Electric Utilities — 0.7%
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	64
200	3.850%, 12/01/42	203
50	4.150%, 08/15/44	53
100	Appalachian Power Co., 4.600%, 03/30/21	111
150	Arizona Public Service Co., 4.500%, 04/01/42	159
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	65
170	3.350%, 07/01/23	174
	Dominion Gas Holdings LLC,
70	2.500%, 12/15/19	70
95	3.600%, 12/15/24	97
140	DTE Electric Co., 3.375%, 03/01/25	144
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	87
	Duke Energy Corp.,
312	3.050%, 08/15/22	314
30	3.750%, 04/15/24	31
130	5.050%, 09/15/19	145
	Duke Energy Progress, Inc.,
150	4.100%, 03/15/43	159
55	4.150%, 12/01/44	59
	Electricite de France S.A., (France),
80	2.150%, 01/22/19 (e)	80
105	4.875%, 01/22/44 (e)	117
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	110
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	149
80	FirstEnergy Solutions Corp., 6.800%, 08/15/39	86
70	FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	75
	Florida Power & Light Co.,
100	4.050%, 10/01/44	105
50	5.950%, 10/01/33	66
35	Great Plains Energy, Inc., 4.850%, 06/01/21	38
300	Indiana Michigan Power Co., 7.000%, 03/15/19	355
	ITC Holdings Corp.,
135	3.650%, 06/15/24	137
114	6.050%, 01/31/18 (e)	127
200	Kansas City Power & Light Co., 5.300%, 10/01/41	231

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
90	Kansas Gas & Electric Co., 4.300%, 07/15/44 (e)	98
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	212
45	Mississippi Power Co., Series 12-A, 4.250%, 03/15/42	46
	Nevada Power Co.,
34	5.450%, 05/15/41	43
50	6.500%, 08/01/18	58
253	NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	256
145	Niagara Mohawk Power Corp., 3.508%, 10/01/24 (e)	149
95	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	106
115	Oncor Electric Delivery Co. LLC, 2.150%, 06/01/19	114
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	75
195	3.400%, 08/15/24	198
80	3.850%, 11/15/23	83
35	4.300%, 03/15/45	36
80	4.750%, 02/15/44	88
100	6.050%, 03/01/34	127
245	PacifiCorp, 2.950%, 02/01/22	248
400	PECO Energy Co., 4.800%, 10/15/43	476
200	Pennsylvania Electric Co., 6.050%, 09/01/17	221
	PPL Capital Funding, Inc.,
60	4.200%, 06/15/22	64
75	4.700%, 06/01/43	81
180	Series A, VAR, 6.700%, 03/30/67	179
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	109
42	4.750%, 07/15/43	48
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	17
	Progress Energy, Inc.,
130	3.150%, 04/01/22	132
117	4.400%, 01/15/21	127
150	Public Service Co. of Colorado, 2.500%, 03/15/23	146
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
41	Sierra Pacific Power Co., Series T, 3.375%, 08/15/23	43
31	South Carolina Electric & Gas Co., 4.500%, 06/01/64	34

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Southern California Edison Co.,
55	Series 14-B, 1.125%, 05/01/17	55
40	4.500%, 09/01/40	44
66	4.650%, 10/01/43	74
100	6.650%, 04/01/29	131
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	250
125	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	127
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	148
21	3.450%, 02/15/24	22
75	4.000%, 01/15/43	76
150	Wisconsin Electric Power Co., 1.700%, 06/15/18	149
95	Xcel Energy, Inc., 4.700%, 05/15/20	105

		8,437

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	94
108	DCP Midstream Operating LP, 3.875%, 03/15/23	104

		198

	Independent Power & Renewable Electricity Producers — 0.1%
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	106
90	Oglethorpe Power Corp., 4.550%, 06/01/44	95
	PSEG Power LLC,
25	4.300%, 11/15/23	26
188	5.125%, 04/15/20	209
	Southern Power Co.,
55	5.150%, 09/15/41	64
35	5.250%, 07/15/43	40

		540

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
200	5.250%, 08/15/19	224
18	5.875%, 03/15/41	22
	Berkshire Hathaway Energy Co.,
75	3.500%, 02/01/25 (e)	76
95	4.500%, 02/01/45 (e)	99
90	5.150%, 11/15/43	102
100	5.750%, 04/01/18	112

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
	Consolidated Edison Co. of New York, Inc.,
120	3.300%, 12/01/24	122
85	4.625%, 12/01/54	93
80	Series 08-A, 5.850%, 04/01/18	91
100	Series 08-B, 6.750%, 04/01/38	139
	Dominion Resources, Inc.,
165	4.700%, 12/01/44	176
165	VAR, 5.750%, 10/01/54	172
61	DTE Energy Co., Series F, 3.850%, 12/01/23	64
	NiSource Finance Corp.,
150	4.800%, 02/15/44	160
5	5.650%, 02/01/45	6
55	5.800%, 02/01/42	67
120	6.125%, 03/01/22	142
100	NorthWestern Corp., 4.176%, 11/15/44	106
215	Puget Sound Energy, Inc., Series A, VAR, 6.974%, 06/01/67	221
	Sempra Energy,
205	2.875%, 10/01/22	202
120	3.550%, 06/15/24	121
144	4.050%, 12/01/23	152
100	9.800%, 02/15/19	128

		2,797

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	253
100	6.593%, 10/15/37	138

		391

	Total Utilities	12,363

	Total Corporate Bonds (Cost $92,452)	95,875

Foreign Government Securities — 0.0% (g)
50	Republic of Poland, (Poland), 4.000%, 01/22/24 (m)	53
200	Republic of Turkey, (Turkey), 5.750%, 03/22/24 (m)	223
	United Mexican States, (Mexico),
86	4.000%, 10/02/23 (m)	90
143	5.550%, 01/21/45 (m)	167

	Total Foreign Government Securities (Cost $474)	533

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 21.4% (b)
3,882	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,363
1,047	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,559
1,283	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,200
8,260	JPMorgan High Yield Fund, Class R6 Shares	62,693
2,976	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	56,908
861	JPMorgan Mid Cap Equity Fund, Class R6 Shares	38,604
2,950	JPMorgan Realty Income Fund, Institutional Class Shares (m)	41,151

	Total Investment Companies (Cost $249,118)	265,478

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.3%
47	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	52
66	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 - 03/01/26	75
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
292	4.500%, 05/01/41	318
194	5.500%, 02/01/39	218
222	6.000%, 08/01/36 - 12/01/36	254
4	7.000%, 02/01/26	4
10	7.500%, 05/01/26 - 08/01/27	12
4	8.000%, 04/01/25 - 05/01/25	5
6	8.500%, 07/01/26	7
1	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 03/01/16	1
	Federal National Mortgage Association, 15 Year, Single Family,
13	4.500%, 05/01/19	14
17	5.000%, 10/01/19	18
133	6.000%, 10/01/19 - 01/01/24	142
142	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	159
	Federal National Mortgage Association, 30 Year, Single Family,
232	6.000%, 12/01/32 - 04/01/35	267
275	6.500%, 02/01/26 - 10/01/38	315
147	7.000%, 03/01/26 - 11/01/38	165
9	7.500%, 11/01/26	9

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
29	8.000%, 11/01/22 - 06/01/24	32
7	8.500%, 11/01/18	7
13	9.000%, 08/01/24	15
	Federal National Mortgage Association, Other,
144	VAR, 0.506%, 01/01/23	144
228	VAR, 0.526%, 05/01/24	228
200	1.735%, 05/01/20	197
400	2.010%, 06/01/20	400
194	2.350%, 05/01/23	192
244	2.400%, 07/01/23	242
242	2.410%, 01/01/23	241
400	2.450%, 11/01/22	400
100	2.480%, 12/01/22	99
138	2.490%, 10/01/17	142
194	2.530%, 03/01/23	195
700	2.590%, 11/01/21	707
250	2.604%, 05/01/23	249
437	2.680%, 05/01/23	442
195	2.704%, 04/01/23	198
239	2.840%, 06/01/22	245
95	2.996%, 06/01/22	99
95	3.030%, 12/01/21	99
148	3.050%, 10/01/20	154
99	3.110%, 10/01/21	103
226	3.220%, 10/01/20	239
600	3.320%, 05/01/24	626
200	3.370%, 11/01/20	212
700	3.380%, 01/01/18 - 12/01/23	739
300	3.450%, 11/01/23	318
200	3.480%, 12/01/20	213
611	3.500%, 05/01/43 - 06/01/43	638
484	3.540%, 10/01/20 - 11/01/21	516
147	3.590%, 10/01/20	158
500	3.690%, 11/01/23	539
140	3.700%, 12/01/20	150
950	3.743%, 06/01/18	1,011
393	3.760%, 08/01/23	426
187	3.805%, 05/01/22	201
236	3.810%, 01/01/19	252
400	3.860%, 11/01/23	435
348	4.000%, 07/01/42	376
400	4.174%, 10/01/20	438
286	4.330%, 04/01/21	318
235	4.369%, 02/01/20	259
287	4.640%, 01/01/21	322
177	4.770%, 06/01/19	196

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	DECEMBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Government National Mortgage Association II, 30 Year, Single Family,
3	8.000%, 07/20/28	2
31	8.500%, 09/20/25	36
	Government National Mortgage Association, 30 Year, Single Family,
40	6.500%, 01/15/24 - 03/15/28	45
96	7.000%, 04/15/24 - 05/15/26	101
17	7.500%, 06/15/25 - 05/15/26	18
22	8.000%, 04/15/24 - 09/15/27	23
27	8.500%, 06/15/22 - 12/15/22	28
2	10.000%, 07/15/18	2

	Total Mortgage Pass-Through Securities (Cost $15,265)	15,702

Municipal Bonds — 0.1% (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	44
150	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	185

		229

	Ohio — 0.1%
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	313

	Total Municipal Bonds (Cost $395)	542

Preferred Securities — 0.2% (x)
	Financials — 0.2%
	Banks — 0.1%
	Bank of America Corp.,
180	VAR, 5.125%, 06/17/19	174
175	Series X, VAR, 6.250%, 09/05/24	173
	Citigroup, Inc.,
85	Series D, VAR, 5.350%, 05/15/23	78
155	Series M, VAR, 6.300%, 05/15/24	153
200	HSBC Holdings plc, (United Kingdom), VAR, 6.375%, 09/17/24	202
200	Lloyds Banking Group plc, (United Kingdom), VAR, 7.500%, 06/27/24	203
75	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	71
175	Wells Fargo & Co., Series K, VAR, 7.980%, 03/15/18	193

		1,247

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 0.1%
84	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	78
200	Credit Suisse Group AG, (Switzerland), VAR, 6.250%, 12/18/24 (e)	192
240	Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	243
180	Morgan Stanley, VAR, 5.450%, 07/15/19	180

		693

	Diversified Financial Services — 0.0% (g)
300	General Electric Capital Corp., Series B, VAR, 6.250%, 12/15/22	327

	Insurance — 0.0% (g)
100	Swiss Re Capital I LP, (United Kingdom), VAR, 6.854%, 05/25/16 (e)	105

	Total Financials	2,372

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
130	Electricite de France S.A., (France), VAR, 5.250%, 01/29/23 (e)	133

	Total Preferred Securities (Cost $2,535)	2,505

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	66

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
74	1.750%, 10/15/18 (m)	74
44	4.625%, 09/15/60 (m)	50
65	5.250%, 09/15/39 (m)	83

	Total U.S. Government Agency Securities (Cost $182)	207

U.S. Treasury Obligations — 4.3%
	U.S. Treasury Bonds,
595	3.125%, 08/15/44 (m)	641
315	3.375%, 05/15/44 (m)	355
3,000	5.375%, 02/15/31 (m)	4,181
2,000	6.000%, 02/15/26 (m)	2,741
3,000	U.S. Treasury Coupon STRIPS, 6.837%, 08/15/16 (m) (n)	2,972
	U.S. Treasury Notes,
8,140	0.250%, 01/31/15 (k) (m)	8,141
6,000	0.250%, 05/15/16 (m)	5,987
5,000	0.625%, 11/30/17 (m)	4,936
4,000	1.000%, 11/30/19 (m)	3,880
2,000	1.125%, 12/31/19 (m)	1,950

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
6,000		1.375%, 11/30/15 (m)	6,060
4,000		1.625%, 04/30/19 (m)	4,014
35		2.250%, 11/15/24 (m)	35
6,000		3.000%, 02/28/17 (m)	6,288
600		3.125%, 10/31/16 (m)	627

		Total U.S. Treasury Obligations (Cost $51,660)	52,808

NUMBER OF RIGHTS
Right — 0.0% (g)
		Consumer Discretionary — 0.0% (g)
		Textiles, Apparel & Luxury Goods — 0.0% (g)
4		LVMH Moet Hennessy Louis Vuitton S.A., (France), expiring 12/17/15 (a) (Cost $—)	62

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Financials — 0.0% (g)
		Consumer Finance — 0.0% (g)
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost —)	—

PRINCIPAL AMOUNT($)
Short-Term Investments — 3.0%
		U.S. Treasury Obligations — 0.0% (g)
		U.S. Treasury Bills,
30		0.036%, 03/12/15 (k) (n)	30
45		0.048%, 01/08/15 (k) (n)	45
80		0.068%, 05/28/15 (k) (m) (n)	80

		Total U.S. Treasury Obligations	155

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 3.0%
37,293	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m)	37,293

	Total Short-Term Investments (Cost $37,448)	37,448

	Total Investments — 100.8% (Cost $1,073,315)	1,248,429
	Liabilities in Excess of Other Assets — (0.8)% (c)	(9,630)

	NET ASSETS — 100.0%	$1,238,799

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	80.8%
United Kingdom	2.5
Switzerland	1.8
Japan	1.7
France	1.3
China	1.0
Others (each less than 1.0%)	7.9
Short-Term Investments	3.0

*	Percentages indicated are based on total investments as of December 31, 2014.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
161	TOPIX Index	03/12/15	$18,919	$195
240	10 Year Australian Government Bond	03/16/15	25,108	377
4	E-mini Russell 2000	03/20/15	480	7
253	E-mini S&P 500	03/20/15	25,963	258
456	U.S. Long Bond	03/20/15	65,920	1,397
18	2 Year U.S. Treasury Note	03/31/15	3,935	(6)
22	5 Year U.S. Treasury Note	03/31/15	2,616	2

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2014

Futures Contracts (continued)
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(41)	S&P/Toronto 60 Index	03/19/15	$(6,011)	$(306)
(52)	SPI 200 Index	03/19/15	(5,713)	(237)
(124)	10 Year Canadian Government Bond	03/20/15	(14,784)	(289)
(47)	10 Year U.S. Treasury Note	03/20/15	(5,959)	(24)
(40)	Dow Jones Euro STOXX 50 Index	03/20/15	(1,516)	4
(46)	E-mini Russell 2000	03/20/15	(5,523)	(200)
(59)	FTSE 100 Index	03/20/15	(5,998)	(64)
(18)	U.S. Ultra Bond	03/20/15	(2,973)	(108)
(255)	2 Year U.S. Treasury Note	03/31/15	(55,742)	63
(211)	5 Year U.S. Treasury Note	03/31/15	(25,094)	8

				$1,077

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT DECEMBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
143	CHF
119	for EUR	Australia and New Zealand Banking Group Limited	02/27/15	$144	#	$144	#	$— (h)
1,796	HKD
190	for EUR	TD Bank Financial Group	02/27/15	230	#	232	#	2
1,274	SEK
109	for GBP	Australia and New Zealand Banking Group Limited	02/27/15	170	#	163	#	(7)
2,851	AUD	BNP Paribas	02/27/15	2,447		2,319		(128)
3,388	DKK	BNP Paribas	02/27/15	565		551		(14)
238	EUR	Barclays Bank plc	02/27/15	294		289		(5)
271	EUR	Westpac Banking Corp.	02/27/15	333		328		(5)
27,113	JPY	Australia and New Zealand Banking Group Limited	02/27/15	224		226		2
64,635	JPY	BNP Paribas	02/27/15	550		540		(10)
6,670	SEK	BNP Paribas	02/27/15	893		856		(37)
1,040	SGD	BNP Paribas	02/27/15	797		784		(13)
				$6,647		$6,432		$(215)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts (continued)
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
235	AUD	Royal Bank of Canada	02/27/15	$191	$191	$—	(h)
313	AUD	TD Bank Financial Group	02/27/15	258	255	3
334	CAD	Union Bank of Switzerland AG	02/27/15	296	286	10
2,220	CHF	Union Bank of Switzerland AG	02/27/15	2,291	2,234	57
142	EUR	Citibank, N.A.	02/27/15	175	173	2
712	EUR	Union Bank of Switzerland AG	02/27/15	883	862	21
407	GBP	Union Bank of Switzerland AG	02/27/15	636	634	2
3,390	HKD	Union Bank of Switzerland AG	02/27/15	437	437	—	(h)
32,015	JPY	Barclays Bank plc	02/27/15	270	267	3
4,048	NOK	Barclays Bank plc	02/27/15	595	543	52
				$6,032	$5,882	$150

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at December 31, 2014 of the currency being sold, and the value at December 31, 2014 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2014

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2014. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2014.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2014.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of December 31, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $150,945,000 and 12.1% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	49

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$945,658
Investments in affiliates, at value	302,771

Total investment securities, at value	1,248,429
Cash	969
Foreign currency, at value	299
Deposits at broker for futures contracts	275
Receivables:
Investment securities sold	2,371
Fund shares sold	1,115
Interest and dividends from non-affiliates	2,378
Dividends from affiliates	1
Tax reclaims	198
Variation margin on futures contracts	148
Unrealized appreciation on forward foreign currency exchange contracts	154
Other assets	9

Total Assets	1,256,346

LIABILITIES:
Payables:
Distributions	767
Investment securities purchased	2,408
Fund shares redeemed	13,227
Unrealized depreciation on forward foreign currency exchange contracts	219
Accrued liabilities:
Investment advisory fees	385
Administration fees	51
Shareholder servicing fees	88
Distribution fees	54
Custodian and accounting fees	183
Trustees’ and Chief Compliance Officer’s fees	1
Deferred India capital gains tax	29
Other	135

Total Liabilities	17,547

Net Assets	$1,238,799

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2014

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,058,444
Accumulated undistributed (distributions in excess of) net investment income	(1,616)
Accumulated net realized gains (losses)	5,853
Net unrealized appreciation (depreciation)	176,118

Total Net Assets	$1,238,799

Net Assets:
Class A	$147,820
Class B	1,713
Class C	33,433
Institutional Class	975,211
Select Class	80,622

Total	$1,238,799

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,026
Class B	104
Class C	2,054
Institutional Class	59,360
Select Class	4,900

Net Asset Value (a):
Class A — Redemption price per share	$16.38
Class B — Offering price per share (b)	16.43
Class C — Offering price per share (b)	16.28
Institutional Class — Offering and redemption price per share	16.43
Select Class — Offering and redemption price per share	16.46
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.15

Cost of investments in non-affiliates	$786,904
Cost of investments in affiliates	286,411
Cost of foreign currency	301

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	51

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,944
Dividend income from non-affiliates	6,377
Dividend income from affiliates	4,352
Foreign taxes withheld	(121)

Total investment income	15,552

EXPENSES:
Investment advisory fees	3,349
Administration fees	502
Distribution fees:
Class A	188
Class B	7
Class C	119
Shareholder servicing fees:
Class A	188
Class B	2
Class C	40
Institutional Class	469
Select Class	119
Custodian and accounting fees	229
Interest expense to affiliates	2
Professional fees	45
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	29
Registration and filing fees	43
Transfer agent fees	160
Other	26

Total expenses	5,523

Less fees waived	(1,719)
Net expenses	3,804

Net investment income (loss)	11,748

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,949	(a)
Investments in affiliates	1,222
Futures	5,270
Foreign currency transactions	(122)

Net realized gain (loss)	32,319

Distributions of capital gains received from investment company affiliates	3,975
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(14,759	)(b)
Investments in affiliates	(14,589)
Futures	596
Foreign currency translations	(222)

Change in net unrealized appreciation/depreciation	(28,974)

Net realized/unrealized gains (losses)	7,320

Change in net assets resulting from operations	$19,068

(a)	Net of India Capital Gains tax of approximately $(8,000).
(b)	Net of change in India Capital Gains tax of approximately $9,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,748	$20,816
Net realized gain (loss)	32,319	55,198
Distributions of capital gains received from investment company affiliates	3,975	6,364
Change in net unrealized appreciation/depreciation	(28,974)	83,948

Change in net assets resulting from operations	19,068	166,326

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,529)	(2,767)
From net realized gains	(7,379)	(6,209)
Class B
From net investment income	(14)	(32)
From net realized gains	(86)	(109)
Class C
From net investment income	(263)	(366)
From net realized gains	(1,663)	(1,059)
Institutional Class
From net investment income	(12,311)	(18,672)
From net realized gains	(48,667)	(31,511)
Select Class
From net investment income	(931)	(2,051)
From net realized gains	(4,084)	(4,093)

Total distributions to shareholders	(76,927)	(66,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	82,836	234,081

NET ASSETS:
Change in net assets	24,977	333,538
Beginning of period	1,213,822	880,284

End of period	$1,238,799	$1,213,822

Accumulated undistributed (distributions in excess of) net investment income	$(1,616)	$1,684

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,046	$23,864
Distributions reinvested	8,420	8,420
Cost of shares redeemed	(16,598)	(32,482)

Change in net assets resulting from Class A capital transactions	$868	$(198)

Class B
Proceeds from shares issued	$21	$113
Distributions reinvested	100	141
Cost of shares redeemed	(492)	(1,008)

Change in net assets resulting from Class B capital transactions	$(371)	$(754)

Class C
Proceeds from shares issued	$5,742	$13,646
Distributions reinvested	1,710	1,219
Cost of shares redeemed	(2,434)	(5,997)

Change in net assets resulting from Class C capital transactions	$5,018	$8,868

Institutional Class
Proceeds from shares issued	$150,306	$263,207
Distributions reinvested	57,145	45,343
Cost of shares redeemed	(103,502)	(116,891)

Change in net assets resulting from Institutional Class capital transactions	$103,949	$191,659

Select Class
Proceeds from shares issued	$6,867	$46,339
Distributions reinvested	2,770	4,093
Cost of shares redeemed	(36,265)	(15,926)

Change in net assets resulting from Select Class capital transactions	$(26,628)	$34,506

Total change in net assets resulting from capital transactions	$82,836	$234,081

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2014

	Diversified Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	531	1,442
Reinvested	517	512
Redeemed	(969)	(1,966)

Change in Class A Shares	79	(12)

Class B
Issued	1	7
Reinvested	6	9
Redeemed	(29)	(61)

Change in Class B Shares	(22)	(45)

Class C
Issued	339	829
Reinvested	106	75
Redeemed	(144)	(364)

Change in Class C Shares	301	540

Institutional Class
Issued	8,763	15,816
Reinvested	3,493	2,743
Redeemed	(6,032)	(7,009)

Change in Institutional Class Shares	6,224	11,550

Select Class
Issued	407	2,749
Reinvested	169	247
Redeemed	(2,102)	(960)

Change in Select Class Shares	(1,526)	2,036

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.20	$0.13	(h)	$0.08	$0.21	$(0.17)	$(0.86)	$(1.03)
Year Ended June 30, 2014	15.60	0.26	(h)	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	(h)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(h)	(0.18)	0.12	(0.32)	— (i)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(h)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(h)	1.35	1.59	(0.22)	—	(0.22)

Class B
Six Months Ended December 31, 2014 (Unaudited)	17.25	0.09	(h)	0.08	0.17	(0.13)	(0.86)	(0.99)
Year Ended June 30, 2014	15.64	0.17	(h)	2.36	2.53	(0.22)	(0.70)	(0.92)
Year Ended June 30, 2013	14.30	0.20	(h)	1.64	1.84	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.49	0.22	(h)	(0.17)	0.05	(0.24)	— (i)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(h)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(h)	1.35	1.53	(0.15)	—	(0.15)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.11	0.09	(h)	0.07	0.16	(0.13)	(0.86)	(0.99)
Year Ended June 30, 2014	15.53	0.18	(h)	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	(h)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(h)	(0.18)	0.05	(0.26)	— (i)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(h)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(h)	1.34	1.52	(0.16)	—	(0.16)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	17.25	0.18	(h)	0.07	0.25	(0.21)	(0.86)	(1.07)
Year Ended June 30, 2014	15.64	0.35	(h)	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	(h)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(h)	(0.18)	0.19	(0.39)	— (i)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(h)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(h)	1.35	1.65	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.28	0.15	(h)	0.08	0.23	(0.19)	(0.86)	(1.05)
Year Ended June 30, 2014	15.66	0.32	(h)	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	(h)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(h)	(0.17)	0.16	(0.36)	— (i)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(h)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(h)	1.36	1.63	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$16.38	1.35%	$147,820	1.01%	1.53%	1.23%	26%
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70

16.43	1.08	1,713	1.52	0.99	1.75	26
17.25	16.51	2,167	1.54	1.04	1.74	58
15.64	13.13	2,679	1.53	1.34	1.75	53
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70

16.28	1.06	33,433	1.52	1.05	1.73	26
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70

16.43	1.59	975,211	0.52	2.05	0.82	26
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70

16.46	1.45	80,622	0.76	1.73	0.98	26
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in

58	J.P. MORGAN FUNDS	DECEMBER 31, 2014

comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Other derivatives are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$77,996	$21,613	$—		$99,609
Consumer Staples	26,526	11,161	—	(a)	37,687
Energy	34,082	9,441	—		43,523
Financials	97,817	34,359	—		132,176
Health Care	73,450	14,386	—	(a)	87,836
Industrials	53,914	17,186	—		71,100
Information Technology	98,895	16,272	—		115,167
Materials	19,153	10,030	—		29,183
Telecommunication Services	5,656	6,418	—		12,074
Utilities	13,945	4,014	—		17,959

Total Common Stocks	501,434	144,880	—	(a)	646,314

Preferred Stocks
Consumer Discretionary	—	951	—		951
Consumer Staples	—	1,221	—		1,221
Financials	115	—	—		115
Industrials	81	—	—		81

Total Preferred Stocks	196	2,172	—		2,368

Debt Securities
Asset-Backed Securities	—	7,413	33,180		40,593
Collateralized Mortgage Obligations
Agency CMO	—	65,003	—		65,003
Non-Agency CMO	—	16,996	76		17,072

Total Collateralized Mortgage Obligations	—	81,999	76		82,075

DECEMBER 31, 2014	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Commercial Mortgage-Backed Securities	$—	$5,487	$366		$5,853
Corporate Bonds
Consumer Discretionary	—	7,666	—		7,666
Consumer Staples	—	5,823	—		5,823
Energy	—	8,931	—		8,931
Financials	—	35,100	—		35,100
Health Care	—	6,392	—		6,392
Industrials	—	6,214	793		7,007
Information Technology	—	3,844	—		3,844
Materials	—	3,792	—		3,792
Telecommunication Services	—	4,957	—		4,957
Utilities	—	12,363	—		12,363

Total Corporate Bonds	—	95,082	793		95,875

Foreign Government Securities	—	533	—		533
Mortgage Pass-Through Securities	—	15,702	—		15,702
Municipal Bonds	—	542	—		542
Preferred Securities
Financials	—	2,372	—		2,372
Utilities	—	133	—		133

Total Preferred Securities	—	2,505	—		2,505

Supranational	—	66	—		66
U.S. Government Agency Securities	—	207	—		207
U.S. Treasury Obligations	—	52,808	—		52,808
Right
Consumer Discretionary	—	62	—		62
Warrant
Financials	—	—	—	(a)	— (a)
Short-Term Investments
Investment Company	37,293	—	—		37,293
U.S. Treasury Obligations	—	155	—		155

Total Short-Term Investments	37,293	155	—		37,448

Investment Companies	265,478	—	—		265,478

Total Investments in Securities	$804,401	$409,613	$34,415		$1,248,429

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$154	$—		$154
Futures Contracts	2,311	—	—		2,311

Total Appreciation in Other Financial Instruments	$2,311	$154	$—		$2,465

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(219)	$—		$(219)
Futures Contracts	(1,234)	—	—		(1,234)

Total Depreciation in Other Financial Instruments	$(1,234)	$(219)	$—		$(1,453)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2014.

60	J.P. MORGAN FUNDS	DECEMBER 31, 2014

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2014		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Investments in Securities
Asset-Backed Securities	$31,932		$—	$11		$81	$4,417		$(3,261)	$—	$—	$33,180
Collateralized Mortgage Obligations — Agency CMO	9		—	—		—	—		—	—	(9)	—
Collateralized Mortgage Obligations — Non-Agency CMO	—		—	(1)		— (a)	—		(26)	103	—	76
Commercial Mortgage-Backed Securities	181		—	—	(a)	(10)	201		(6)	—	—	366
Common Stocks — Consumer Staples	—	(b)	—	—	(a)	—	—		—	—	—	—	(a)
Common Stocks — Health Care	—	(b)	—	—	(a)	—	—		—	—	—	—	(a)
Corporate Bonds — Industrials	826		—	(10)		(1)	—		(22)	—	—	793
Warrant — Financials	—		—	—	(a)	—	—	(a)	—	—	—	—	(b)

Total	$32,948		$—	$—		$70	$4,618		$(3,315)	$103	$(9)	$34,415

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation/depreciation attributable to securities owned at December 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(36,000). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Diversified Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2014		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Market Approach	Discount for Lack of Marketability (a)	100% (N/A)
	—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (N/A)

Common Stock	—	(a)

	32,293		Discounted Cash Flow	Constant Prepayment Rate	0% - 10.00% (3.16%)
				Constant Default Rate	2% - 12.00% (6.30%)
				Yield (Discount Rate of Cash Flows)	1.18% - 8.50% (4.70%)

Asset-Backed Securities	32,293

	264		Discounted Cash Flow	Constant Prepayment Rate	0 - 100.00% (15.75%)
				Constant Prepayment Rate after Yield Maintenance	90.00% (N/A)
				Yield (Discount Rate of Cash Flows)	(8.57%) - 4.56% (2.55%)

Commercial Mortgage-Backed Securities	264

Total	$32,557

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services. At December 31, 2014, the value of these securities was approximately $1,858,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than $1,000.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of December 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities as of December 31, 2014, was less than $1,000 and 0.0%, respectively.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$46,310	$45,362
Interest Rate	64,146	97,579

Short Futures Contracts:
Equity	21,971	24,761
Interest Rate	55,716	104,552

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

62	J.P. MORGAN FUNDS	DECEMBER 31, 2014

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of December 31, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended December 31, 2014 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$15,880
Ending Notional Balance Long	6,647
Average Notional Balance Short	14,581
Ending Notional Balance Short	6,032

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,847	$—	$1,847
Foreign exchange contracts	Receivables	—	154	154
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	464	—	464

Total		$2,311	$154	$2,465

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(427)	$—	$(427)
Foreign exchange contracts	Payables	—	(219)	(219)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(807)	—	(807)

Total		$(1,234)	$(219)	$(1,453)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2014, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$2,311	$—	$2,311
Foreign exchange contracts	—	46	46
Equity contracts	2,959	—	2,959

Total	$5,270	$46	$5,316

DECEMBER 31, 2014	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$1,004	$—	$1,004
Foreign exchange contracts	—	(175)	(175)
Equity contracts	(408)	—	(408)

Total	$596	$(175)	$421

The Fund’s derivatives contracts held at December 31, 2014 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in Underlying Funds which are advised by J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$23,894	$15,907	$6,000	$(214)	$907	3,882	$31,363
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,065	6,308	4,000	378	308	1,047	23,559
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,040	513	—	—	13	1,283	11,200
JPMorgan High Yield Fund, Class R6 Shares	54,017	14,928	2,000	1,337	1,588	8,260	62,693
JPMorgan International Realty Fund, Class R5 Shares	2,752	—	2,749	1,041	—	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	56,611	12,373	6,000	20	873	2,976	56,908
JPMorgan Mid Cap Equity Fund, Class R6 Shares	35,485	3,278	—	1,668	110	861	38,604
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,699	201,408	202,813	—	3	37,293	37,293
JPMorgan Realty Income Fund, Institutional Class Shares	33,156	5,266	—	967	550	2,950	41,151

	$279,719			$5,197	$4,352		$302,771

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

64	J.P. MORGAN FUNDS	DECEMBER 31, 2014

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$17	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the six months ended December 31, 2014. The expense limitation percentages in the table above are in place until at least October 31, 2015.

For the six months ended December 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$357	$250	$449	$1,056

In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory
$631

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

66	J.P. MORGAN FUNDS	DECEMBER 31, 2014

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014, was approximately $32,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$338,291	$274,846	$5,423	$31,561

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,073,315	$198,555	$23,441	$175,114

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

DECEMBER 31, 2014	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

68	J.P. MORGAN FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,013.50	$5.13	1.01%
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class B
Actual	1,000.00	1,010.80	7.70	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Class C
Actual	1,000.00	1,010.60	7.70	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Institutional Class
Actual	1,000.00	1,015.90	2.64	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Select Class
Actual	1,000.00	1,014.50	3.86	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

70	J.P. MORGAN FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in underlying J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Fund effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the

DECEMBER 31, 2014	J.P. MORGAN FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fourth, third, and third quintiles for Class A shares and in the fourth, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

72	J.P. MORGAN FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-DIV-1214

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	1

CEO’S LETTER

(continued)

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the S&P 500 returned 6.12%, while the Russell 1000 Index returned 5.57%, the Russell 1000 Growth Index returned 6.34% and the Russell 1000 Value Index returned 4.78%.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.89%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$5,451,733

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer cyclical and retail sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Lowe’s Cos. and United Continental Holdings Inc. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asia and Europe cruises. Share of Lowe’s, a home improvement retail chain, strengthened on better-than-expected quarterly sales. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on strong fundamentals across the airline sector, including strong consumer spending and falling fuel prices.

Leading individual detractors from relative performance included the Fund’s overweight position in Fluor Corp. and Johnson & Johnson and its underweight position in Gilead Sciences Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Johnson & Johnson, a maker of consumer health care products, declined amid investor disappointment with earnings results. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Johnson & Johnson	3.4
3.	United Technologies Corp.	2.5
4.	Morgan Stanley	2.3
5.	Microsoft Corp.	2.1
6.	Lowe’s Cos., Inc.	2.1
7.	Biogen Idec, Inc.	2.0
8.	Lam Research Corp.	1.9
9.	Invesco Ltd.	1.9
10.	Boston Scientific Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.6%
Financials	16.4
Consumer Discretionary	15.4
Health Care	14.9
Industrials	9.4
Energy	7.9
Consumer Staples	5.3
Materials	4.1
Utilities	4.0
Telecommunication Services	1.1
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		6.64%	15.29%	15.77%	7.91%
With Sales Charge**		1.06	9.25	14.54	7.33
CLASS R6 SHARES	March 24, 2003	6.93	15.84	16.36	8.45
INSTITUTIONAL CLASS SHARES	January 3, 1997	6.89	15.74	16.26	8.36
SELECT CLASS SHARES	September 10, 2001	6.77	15.51	16.08	8.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.25%
Russell 1000 Growth Index	6.34%

Net Assets as of 12/31/2014 (In Thousands)	$328,456

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and technology sectors was a leading detractor from performance relative to the Benchmark, while security selection in the consumer staples and financial services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Schlumberger Ltd. and Salix Pharmaceuticals Inc., and its underweight position in Apple Inc. Shares of Schlumberger, an oilfield services company, declined amid falling global oil prices. Shares of Salix Pharmaceuticals, a drug maker focused on gastrointestinal disorders, fell amid a backup in inventory of its key products. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone and other products.

Leading individual contributors to relative performance included the Fund’s overweight positions in CVS Health Corp., Gilead Sciences Inc. and Celgene Corp. Shares of CVS, a pharmacy and retail chain, rose on the strength of its integrated retail/pharmacy benefit operations, as well as its joint venture with Cardinal Health Inc. Shares of Gilead, a biopharmaceuticals company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Celgene, a biopharmaceutical company, rose on positive results from clinical trials of its Crohn’s disease treatment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	5.7%
2.	Facebook, Inc., Class A	5.7
3.	Kansas City Southern	4.8
4.	MasterCard, Inc., Class A	4.7
5.	TD Ameritrade Holding Corp.	4.4
6.	CVS Health Corp.	4.1
7.	Priceline Group, Inc. (The)	4.1
8.	Gilead Sciences, Inc.	3.8
9.	Alliance Data Systems Corp.	3.2
10.	Celgene Corp.	3.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.6%
Health Care	18.2
Consumer Discretionary	17.0
Industrials	7.2
Financials	7.2
Energy	4.5
Consumer Staples	4.1
Materials	3.0
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
Without Sales Charge		2.12%	1.11%	14.42%	7.15%
With Sales Charge**		(3.25)	(4.20)	13.20	6.34
CLASS C SHARES	November 30, 2007
Without CDSC		1.89	0.63	13.84	6.62
With CDSC***		0.89	(0.37)	13.84	6.62
CLASS R5 SHARES	November 30, 2007	2.38	1.56	14.92	7.63
SELECT CLASS SHARES	November 30, 2007	2.25	1.38	14.69	7.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.79%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$78,864

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the technology and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and materials & processing sectors was a leading contributor to relative performance.

Leading detractors from relative performance included the Fund’s overweight positions in Google Inc., Salix Pharmaceutical Inc. and Las Vegas Sands Corp. Shares of Google, an Internet search and technology company, fell on weaker-than-expected quarterly results, as well as Mozilla Corp.’s decision to replace Google with Yahoo as its default search engine. Shares of Salix Pharmaceutical, a drug maker focused on gastrointestinal disorders and not held in the Benchmark, declined amid a backup in inventory for its key products. Shares of Las Vegas Sands, a developer of destination resorts and casinos that was not held in the Benchmark, sank amid tighter credit conditions in China and increased regulatory scrutiny, which hurt revenue in the company’s Macau operations.

Leading contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Kohl’s Corp. and Best Buy Inc. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of both Kohl’s, a department store chain operator, and Best Buy, a consumer electronics retailer, strengthened on investor expectations for a strong holiday shopping season.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class C	5.6%
2.	Facebook, Inc., Class A	4.8
3.	Kansas City Southern	4.7
4.	MasterCard, Inc., Class A	4.2
5.	American International Group, Inc.	4.1
6.	Wells Fargo & Co.	4.0
7.	DISH Network Corp., Class A	4.0
8.	Gilead Sciences, Inc.	3.6
9.	Priceline Group, Inc. (The)	3.4
10.	T. Rowe Price Group, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.0%
Information Technology	18.1
Consumer Discretionary	17.8
Health Care	14.0
Industrials	6.0
Energy	5.9
Consumer Staples	4.0
Materials	3.4
Utilities	1.5
Short-Term Investment	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
Without Sales Charge		3.67%	7.84%	21.08%	16.04%
With Sales Charge**		(1.79)	2.15	18.92	14.23
CLASS C SHARES	July 29, 2011
Without CDSC		3.36	7.28	20.45	15.45
With CDSC***		2.36	6.28	20.45	15.45
SELECT SHARES	July 29, 2011	3.79	8.08	21.38	16.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.29%
Russell 1000 Value Index	4.78%

Net Assets as of 12/31/2014 (In Thousands)	$9,064,115

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and underweight position in the energy sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight positions in the financial services and health care sectors were leading detractors from relative performance.

Individual contributors to the Fund’s relative performance included its overweight positions in L Brands Inc., Apple Inc. and Home Depot Inc. Shares of L Brands, a specialty apparel retailer, rose after the company raised its earnings forecast. Shares of Apple, a maker of computers and mobile devices not held in the Benchmark, strengthened on continued strong demand for its products and services. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose on strong sales growth.

Leading individual detractors from the Fund’s relative performance included its overweight positions in ConocoPhillips and Occidental Petroleum Corp. and its underweight position in Berkshire Hathaway Inc. Shares of ConocoPhillips and Occidental Petroleum, both oil and gas producers, declined amid the falling global oil prices. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Johnson & Johnson	3.8
3.	Exxon Mobil Corp.	2.3
4.	ConocoPhillips	2.2
5.	PNC Financial Services Group, Inc. (The)	2.1
6.	Apple, Inc.	2.1
7.	Chevron Corp.	2.0
8.	Merck & Co., Inc.	2.0
9.	BlackRock, Inc.	1.9
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Consumer Discretionary	12.3
Health Care	11.7
Industrials	11.3
Information Technology	9.7
Energy	9.2
Consumer Staples	8.9
Utilities	6.9
Materials	2.0
Telecommunication Services	1.5
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		6.11%	13.46%	16.45%	8.58%
With Sales Charge**		0.52	7.53	15.20	7.99
CLASS B SHARES	January 14, 1994
Without CDSC		5.90	12.91	15.90	8.13
With CDSC***		0.90	7.91	15.68	8.13
CLASS C SHARES	November 4, 1997
Without CDSC		5.88	12.87	15.88	8.02
With CDSC****		4.88	11.87	15.88	8.02
CLASS R2 SHARES	February 28, 2011	6.01	13.24	16.22	8.40
CLASS R5 SHARES	February 28, 2011	6.39	13.97	16.96	8.96
CLASS R6 SHARES	January 31, 2012	6.42	14.04	16.98	8.97
SELECT CLASS SHARES	July 2, 1987	6.29	13.76	16.79	8.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.15%
Russell 1000 Value Index[1]	4.78%
S&P 500/Citigroup Value Index	5.04%

Net Assets as of 12/31/2014 (In Thousands)	$491,245

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed both the Russell 1000 Value Index (the “Benchmark”) and its previous benchmark, the S&P500/Citigroup Value Index, for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and technology sectors was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in DuPont Co., Home Depot Inc. and Kinder Morgan Inc. Shares of DuPont, a chemicals company, rose after the company reaffirmed its earnings forecast and took actions to exit underperforming business lines. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, strengthened on better-than-expected quarterly sales. Shares of Kinder Morgan, an oil and gas pipeline and storage operator, rose on expectations that it will continue to benefit from the boom in U.S. shale oil/gas production.

Leading individual detractors from the Fund’s relative performance included overweight positions in Qualcomm Inc., IBM Corp. and Energen Corp. Shares of Qualcomm, a maker of digital communications technology not held in the Benchmark, declined after the company forecast earnings and revenue below analysts’ expectations. Shares of IBM, an information technology company not held in the Benchmark, weakened after the company posted lower-than-expected quarterly earnings. Shares of Energen, an oil and gas exploration and production company, fell amid the decline in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection, using a combination of quantitative screening and fundamental research. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

1	On November 1, 2014, the JPMorgan Growth and Income Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.0%
2.	Johnson & Johnson	2.9
3.	Exxon Mobil Corp.	2.9
4.	Microsoft Corp.	2.2
5.	Hartford Financial Services Group, Inc. (The)	2.1
6.	Occidental Petroleum Corp.	2.1
7.	Bank of America Corp.	2.0
8.	Berkshire Hathaway, Inc., Class B	2.0
9.	Humana, Inc.	1.9
10.	Chevron Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.6%
Health Care	11.3
Consumer Discretionary	10.9
Energy	10.1
Industrials	8.0
Information Technology	7.9
Consumer Staples	7.4
Utilities	3.8
Materials	1.9
Telecommunication Services	1.9
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
Without Sales Charge		6.15%	14.10%	16.08%	7.14%
With Sales Charge**		0.57	8.11	14.84	6.56
CLASS B SHARES	November 4, 1993
Without CDSC		5.88	13.51	15.50	6.71
With CDSC***		0.88	8.51	15.27	6.71
CLASS C SHARES	January 2, 1998
Without CDSC		5.87	13.50	15.51	6.60
With CDSC****		4.87	12.50	15.51	6.60
SELECT CLASS SHARES	January 25, 1996	6.29	14.39	16.40	7.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Growth and Income Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.93%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$137,787

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from performance relative to the Benchmark, while security selection in the consumer cyclical and retail sectors was a leading contributor to relative performance. The Fund’s hedge positioning helped performance by limiting the Fund’s exposure to downside volatility, while positioning it for participation in a subsequent rebound in equity prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Halliburton Co. and its underweight position in Amgen Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Halliburton, an oilfield services company, weakened amid investor concerns that falling global oil prices will curb demand for the company’s services. Shares of Amgen, a drug maker, rose on positive results from clinical trials of some of its key drug candidates.

Leading individual contributors to relative performance included the Fund’s overweight positions in Time Warner Inc., United Continental Holdings Inc. and Royal Caribbean Cruises Ltd. Shares of Time Warner, a media and entertainment company, rose on news of a potential merger with 21st Century Fox Inc. and strong quarterly earnings. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on solid fundamentals across the airline sector, including strong consumer spending and falling fuel prices. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asian and European cruises.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options was intended to provide the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Johnson & Johnson	2.4
3.	Microsoft Corp.	2.3
4.	Wells Fargo & Co.	2.3
5.	S&P 500 Index	1.8
6.	Exxon Mobil Corp.	1.7
7.	Bank of America Corp.	1.6
8.	Procter & Gamble Co. (The)	1.6
9.	Chevron Corp.	1.5
10.	United Technologies Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.0%
Financials	15.6
Health Care	13.6
Consumer Discretionary	12.6
Industrials	10.6
Consumer Staples	9.1
Energy	7.3
Utilities	3.8
Materials	2.5
Options Purchased	1.8
Telecommunication Services	1.3
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
Without Sales Charge		4.77%	9.36%	10.68%
With Sales Charge**		(0.72)	3.65	5.15
CLASS C SHARES	December 13, 2013
Without CDSC		4.54	8.82	10.15
With CDSC***		3.54	7.82	10.15
CLASS R5 SHARES	December 13, 2013	5.03	9.88	11.20
CLASS R6 SHARES	December 13, 2013	5.04	9.91	11.24
SELECT CLASS SHARES	December 13, 2013	4.93	9.62	10.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from December 13, 2013 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.34%
Russell 1000 Growth Index	6.34%

Net Assets as of 12/31/2014 (In Thousands)	$15,340,279

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the 6 months ended December 31, 2014. The Fund’s underweight position in the energy sector and its overweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Home Depot Inc. and Regeneron Pharmaceutical Inc., and its underweight position in Schlumberger Ltd. Shares of Home Depot, a home improvement retail chain, strengthened on the company’s effective strategy execution and better-than-expected sales growth. Shares of Regeneron, a biopharmaceutical company, rose on investors’ heightened expectations for its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Schlumberger, an oilfield services company not held by the Fund, fell on investor concerns that falling global oil prices would reduce demand for the company’s services.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Pioneer Natural Resources Co. and Michael Kors Holdings Ltd. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone and other products. Shares of Pioneer Natural Resources, an independent oil and gas exploration and production company, declined amid falling global oil prices. Shares of Michael Kors Holdings, an apparel and accessories company, fell amid investor concerns about the company’s narrowing profit margins, growing inventory and weaker-than-expected earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change in the investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	4.3%
2.	Home Depot, Inc. (The)	3.8
3.	MasterCard, Inc., Class A	3.7
4.	Gilead Sciences, Inc.	3.5
5.	Apple, Inc.	3.5
6.	Celgene Corp.	3.2
7.	Visa, Inc., Class A	2.7
8.	Google, Inc., Class C	2.6
9.	Comcast Corp., Class A	2.5
10.	Regeneron Pharmaceuticals, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.5%
Health Care	22.0
Consumer Discretionary	21.1
Industrials	9.1
Materials	6.0
Consumer Staples	4.3
Financials	4.1
Energy	2.5
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
Without Sales Charge		8.22%	10.64%	15.56%	8.63%
With Sales Charge**		2.54	4.84	14.32	8.04
CLASS B SHARES	January 14, 1994
Without CDSC		7.98	10.14	15.00	8.15
With CDSC***		2.98	5.14	14.77	8.15
CLASS C SHARES	November 4, 1997
Without CDSC		7.95	10.13	14.98	8.06
With CDSC****		6.95	9.13	14.98	8.06
CLASS R2 SHARES	November 3, 2008	8.11	10.42	15.29	8.35
CLASS R5 SHARES	April 14, 2009	8.43	11.08	16.02	8.98
CLASS R6 SHARES	November 30, 2010	8.45	11.13	16.07	9.00
SELECT CLASS SHARES	February 28, 1992	8.34	10.86	15.79	8.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.33%
Russell 1000 Value Index	4.78%

Net Assets as of 12/31/2014 (In Thousands)	$818,996

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the financial services sector were leading contributors to performance relative to the Benchmark, while security selection in the consumer staples sector detracted from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in UnitedHealth Group Inc., Lowe’s Cos. and Royal Caribbean Cruises Ltd. Shares of UnitedHealth, a diversified health care provider, rose after the company reaffirmed its revenue forecast and raised its earnings forecast. Share of Lowe’s, a home improvement retail chain not held in the Benchmark, strengthened on better-than-expected quarterly sales. Shares of Royal Caribbean, a cruise ship operator, rose on solid quarterly earnings amid increased bookings for its Asia and European cruises.

Individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Halliburton Co. and its underweight position in Berkshire Hathaway Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Halliburton, an oilfield services company not held in the Benchmark, weakened amid investor concerns that falling global oil prices will curb demand for the company’s services. Shares of Berkshire Hathaway, a financial holding company, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	General Motors Co.	3.9
3.	Johnson & Johnson	3.6
4.	Bank of America Corp.	3.4
5.	Exxon Mobil Corp.	3.2
6.	MetLife, Inc.	2.7
7.	Occidental Petroleum Corp.	2.5
8.	Citigroup, Inc.	2.4
9.	UnitedHealth Group, Inc.	2.2
10.	Aetna, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.8%
Health Care	13.8
Industrials	12.8
Consumer Discretionary	11.9
Energy	9.9
Information Technology	7.1
Utilities	4.1
Materials	3.4
Consumer Staples	3.4
Telecommunication Services	0.6
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		6.24%	14.27%	13.95%	6.64%
With Sales Charge**		0.67	8.28	12.73	6.07
CLASS B SHARES	January 14, 1994
Without CDSC		5.96	13.74	13.40	6.20
With CDSC***		0.96	8.74	13.16	6.20
CLASS C SHARES	March 22, 1999
Without CDSC		6.00	13.77	13.40	6.09
With CDSC****		5.00	12.77	13.40	6.09
CLASS R2 SHARES	November 3, 2008	6.18	14.03	13.68	6.35
CLASS R5 SHARES	May 15, 2006	6.50	14.79	14.41	7.05
CLASS R6 SHARES	November 30, 2010	6.48	14.75	14.44	7.07
SELECT CLASS SHARES	March 1, 1991	6.33	14.47	14.16	6.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.72%
S&P 500 Index	6.12%

Net Assets as of 12/31/2014 (In Thousands)	$12,522,697

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the semiconductors and auto & transportation sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and industrial cyclical sector was a leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Avago Technologies Ltd. and Time Warner Inc. Shares of United Continental, owner/operator of United Airlines, which was not held in the Benchmark, rose on solid fundamentals across the airline sector, including strong consumer spending and falling fuel prices. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Time Warner, a media and entertainment company, rose on the company’s potential merger with 21st Century Fox Inc. and strong quarterly earnings.

Individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and Johnson & Johnson and its underweight position in Berkshire Hathaway Inc. Shares of Fluor, an engineering and construction services company, fell on expectations of lower earnings. Shares of Johnson & Johnson, a maker of consumer health care products, declined amid investor disappointment with earnings results. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of its core insurance and rail freight businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was overweight, relative to the Benchmark, in the auto & transportation and the semiconductors sectors. The Fund was underweight, compared with the Benchmark, in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Johnson & Johnson	2.9
3.	Wells Fargo & Co.	2.7
4.	Microsoft Corp.	2.2
5.	Honeywell International, Inc.	1.9
6.	Occidental Petroleum Corp.	1.9
7.	Bank of America Corp.	1.8
8.	Lowe’s Cos., Inc.	1.7
9.	Time Warner, Inc.	1.6
10.	Morgan Stanley	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Financials	15.6
Consumer Discretionary	14.7
Health Care	14.4
Industrials	10.7
Energy	7.5
Consumer Staples	6.3
Materials	3.5
Utilities	2.4
Telecommunication Services	1.1
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		6.59%	13.44%	15.02%	8.62%
With Sales Charge**		0.97	7.48	13.79	8.03
CLASS B SHARES	September 10, 2001
Without CDSC		6.32	12.87	14.44	8.18
With CDSC***		1.32	7.87	14.21	8.18
CLASS C SHARES	September 10, 2001
Without CDSC		6.32	12.88	14.44	8.07
With CDSC****		5.32	11.88	14.44	8.07
CLASS R2 SHARES	November 3, 2008	6.46	13.21	14.75	8.45
CLASS R5 SHARES	May 15, 2006	6.81	13.95	15.46	9.08
CLASS R6 SHARES	November 30, 2010	6.82	13.98	15.53	9.12
INSTITUTIONAL CLASS SHARES	September 17, 1993	6.72	13.83	15.42	9.04
SELECT CLASS SHARES	September 10, 2001	6.67	13.69	15.25	8.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 15.9%
	Auto Components — 1.2%
608	Magna International, Inc., (Canada)	66,040

	Automobiles — 0.4%
598	General Motors Co.	20,873

	Hotels, Restaurants & Leisure — 1.1%
705	Royal Caribbean Cruises Ltd.	58,106

	Household Durables — 1.2%
298	Harman International Industries, Inc.	31,810
26	NVR, Inc. (a)	32,521

		64,331

	Internet & Catalog Retail — 0.3%
170	Expedia, Inc.	14,493
1	Priceline Group, Inc. (The) (a)	696

		15,189

	Media — 4.8%
641	CBS Corp. (Non-Voting), Class B	35,462
924	Comcast Corp., Class A	53,605
853	DISH Network Corp., Class A (a)	62,207
1,099	Time Warner, Inc.	93,866
182	Walt Disney Co. (The)	17,124

		262,264

	Multiline Retail — 2.0%
953	Dollar General Corp. (a)	67,391
152	Kohl’s Corp.	9,262
513	Macy’s, Inc.	33,710

		110,363

	Specialty Retail — 3.9%
786	AutoNation, Inc. (a)	47,464
447	Home Depot, Inc. (The)	46,943
1,685	Lowe’s Cos., Inc.	115,928

		210,335

	Textiles, Apparel & Luxury Goods — 1.0%
308	Ralph Lauren Corp.	57,103

	Total Consumer Discretionary	864,604

	Consumer Staples — 5.5%
	Beverages — 3.8%
1,465	Coca-Cola Enterprises, Inc.	64,800
677	Constellation Brands, Inc., Class A (a)	66,481
995	Molson Coors Brewing Co., Class B	74,140

		205,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.3%
141	Archer-Daniels-Midland Co.	7,348
322	Campbell Soup Co.	14,164
40	Keurig Green Mountain, Inc.	5,309
1,200	Mondelez International, Inc., Class A	43,579

		70,400

	Household Products — 0.4%
195	Energizer Holdings, Inc.	25,114

	Total Consumer Staples	300,935

	Energy — 8.1%
	Energy Equipment & Services — 4.5%
1,175	Baker Hughes, Inc.	65,874
299	Cameron International Corp. (a)	14,920
696	Ensco plc, (United Kingdom), Class A	20,833
787	Halliburton Co.	30,941
2,483	Nabors Industries Ltd., (Bermuda)	32,225
268	National Oilwell Varco, Inc.	17,582
327	Noble Corp. plc, (United Kingdom)	5,415
189	Rowan Cos. plc, Class A	4,408
343	Schlumberger Ltd.	29,253
574	Transocean Ltd., (Switzerland)	10,526
1,346	Weatherford International plc, (Switzerland) (a)	15,407

		247,384

	Oil, Gas & Consumable Fuels — 3.6%
31	Anadarko Petroleum Corp.	2,525
407	Chevron Corp.	45,603
270	ConocoPhillips	18,619
98	EOG Resources, Inc.	9,004
284	Exxon Mobil Corp.	26,283
233	Hess Corp.	17,207
1,904	Marathon Oil Corp.	53,863
29	Marathon Petroleum Corp.	2,618
253	Tesoro Corp.	18,773

		194,495

	Total Energy	441,879

	Financials — 16.9%
	Banks — 4.6%
3,719	Bank of America Corp.	66,541
1,530	Citigroup, Inc.	82,813
219	SVB Financial Group (a)	25,396
1,345	Wells Fargo & Co.	73,709

		248,459

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 7.1%
493	Goldman Sachs Group, Inc. (The)	95,539
2,655	Invesco Ltd.	104,932
777	Legg Mason, Inc.	41,488
3,349	Morgan Stanley	129,957
216	State Street Corp.	16,962

		388,878

	Consumer Finance — 0.5%
360	Capital One Financial Corp.	29,710

	Diversified Financial Services — 0.7%
249	Berkshire Hathaway, Inc., Class B (a)	37,372

	Insurance — 3.0%
374	ACE Ltd., (Switzerland)	42,910
270	Axis Capital Holdings Ltd., (Bermuda)	13,810
240	Everest Re Group Ltd., (Bermuda)	40,804
1,013	MetLife, Inc.	54,803
40	Prudential Financial, Inc.	3,646
248	XL Group plc, (Ireland)	8,524

		164,497

	Real Estate Investment Trusts (REITs) — 1.0%
113	Mid-America Apartment Communities, Inc.	8,446
450	Prologis, Inc.	19,368
150	Simon Property Group, Inc.	27,335

		55,149

	Total Financials	924,065

	Health Care — 15.4%
	Biotechnology — 4.3%
195	Alexion Pharmaceuticals, Inc. (a)	36,007
336	Biogen Idec, Inc. (a)	113,987
874	Gilead Sciences, Inc. (a)	82,402

		232,396

	Health Care Equipment & Supplies — 2.4%
148	Abbott Laboratories	6,649
179	Becton, Dickinson and Co.	24,910
7,334	Boston Scientific Corp. (a)	97,178

		128,737

	Health Care Providers & Services — 4.4%
842	Aetna, Inc.	74,822
647	Cigna Corp.	66,562
21	Humana, Inc.	3,005
20	McKesson Corp.	4,089
937	UnitedHealth Group, Inc.	94,719

		243,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.3%
377	Bristol-Myers Squibb Co.	22,272
1,835	Johnson & Johnson	191,855
361	Merck & Co., Inc.	20,518

		234,645

	Total Health Care	838,975

	Industrials — 9.7%
	Aerospace & Defense — 4.8%
51	General Dynamics Corp.	6,963
950	Honeywell International, Inc.	94,928
70	Precision Castparts Corp.	16,741
1,225	United Technologies Corp.	140,930

		259,562

	Airlines — 1.1%
606	Delta Air Lines, Inc.	29,789
473	United Continental Holdings, Inc. (a)	31,632

		61,421

	Construction & Engineering — 1.8%
1,588	Fluor Corp.	96,290

	Electrical Equipment — 0.5%
434	Emerson Electric Co.	26,797

	Machinery — 1.0%
642	PACCAR, Inc.	43,661
91	Pall Corp.	9,168

		52,829

	Road & Rail — 0.5%
351	CSX Corp.	12,732
148	Union Pacific Corp.	17,607

		30,339

	Total Industrials	527,238

	Information Technology — 18.2%
	Communications Equipment — 0.9%
673	QUALCOMM, Inc.	50,011

	Internet Software & Services — 3.0%
579	Facebook, Inc., Class A (a)	45,134
121	Google, Inc., Class A (a)	64,364
105	Google, Inc., Class C (a)	55,214

		164,712

	IT Services — 1.3%
580	Cognizant Technology Solutions Corp., Class A (a)	30,543
86	Fidelity National Information Services, Inc.	5,374
203	International Business Machines Corp.	32,489

		68,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 4.7%
695	Avago Technologies Ltd., (Singapore)	69,860
1,544	Broadcom Corp., Class A	66,880
1,358	Lam Research Corp.	107,719
814	Marvell Technology Group Ltd., (Bermuda)	11,796

		256,255

	Software — 2.7%
2,581	Microsoft Corp.	119,907
606	Oracle Corp.	27,250

		147,157

	Technology Hardware, Storage & Peripherals — 5.6%
2,039	Apple, Inc.	225,084
2,015	Hewlett-Packard Co.	80,874

		305,958

	Total Information Technology	992,499

	Materials — 4.2%
	Chemicals — 2.2%
141	Albemarle Corp.	8,484
980	E.I. du Pont de Nemours & Co.	72,454
913	Mosaic Co. (The)	41,656

		122,594

	Containers & Packaging — 1.2%
1,247	Crown Holdings, Inc. (a)	63,487

	Metals & Mining — 0.8%
2,078	Alcoa, Inc.	32,813
369	United States Steel Corp.	9,862

		42,675

	Total Materials	228,756

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
1,306	Verizon Communications, Inc.	61,077

	Utilities — 4.1%
	Electric Utilities — 1.8%
74	Edison International	4,852
2,017	Exelon Corp.	74,775

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
78	NextEra Energy, Inc.	8,312
227	PPL Corp.	8,251

		96,190

	Gas Utilities — 0.9%
746	AGL Resources, Inc.	40,670
458	Questar Corp.	11,578

		52,248

	Multi-Utilities — 1.4%
759	CenterPoint Energy, Inc.	17,783
587	NiSource, Inc.	24,911
647	PG&E Corp.	34,468

		77,162

	Total Utilities	225,600

	Total Common Stocks (Cost $4,746,297)	5,405,628

PRINCIPAL AMOUNT($)
Short-Term Investments— 4.0%
	U.S. Treasury Obligation — 0.2%
8,820	U.S. Treasury Bill, 0.057%, 05/28/15 (k) (n)	8,818

SHARES
	Investment Company — 3.8%
207,918	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l)	207,918

	Total Short-Term Investments (Cost $216,736)	216,736

	Total Investments — 103.1% (Cost $4,963,033)	5,622,364
	Liabilities in Excess of Other Assets — (3.1)%	(170,631)

	NET ASSETS — 100.0%	$5,451,733

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
489	E-mini S&P 500	03/20/15	$50,181	$1,050

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 17.0%
	Hotels, Restaurants & Leisure — 2.6%
104	Starbucks Corp.	8,572

	Internet & Catalog Retail — 6.8%
29	Amazon.com, Inc. (a)	8,919
12	Priceline Group, Inc. (The) (a)	13,301

		22,220

	Media — 2.0%
167	Twenty-First Century Fox, Inc., Class A	6,425

	Specialty Retail — 2.9%
92	Home Depot, Inc. (The)	9,642

	Textiles, Apparel & Luxury Goods — 2.7%
119	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,963

	Total Consumer Discretionary	55,822

	Consumer Staples — 4.1%
	Food & Staples Retailing — 4.1%
140	CVS Health Corp. (m)	13,522

	Energy — 4.5%
	Energy Equipment & Services — 1.9%
74	Schlumberger Ltd.	6,329

	Oil, Gas & Consumable Fuels — 2.6%
282	Cabot Oil & Gas Corp.	8,353

	Total Energy	14,682

	Financials — 7.2%
	Capital Markets — 7.2%
48	Goldman Sachs Group, Inc. (The)	9,313
404	TD Ameritrade Holding Corp.	14,472

	Total Financials	23,785

	Health Care — 18.2%
	Biotechnology — 17.1%
42	Alexion Pharmaceuticals, Inc. (a)	7,688
28	Biogen Idec, Inc. (a)	9,496
89	Celgene Corp. (a)	10,009
133	Gilead Sciences, Inc. (a)	12,518
17	Regeneron Pharmaceuticals, Inc. (a)	7,107
80	Vertex Pharmaceuticals, Inc. (a)	9,486

		56,304

	Pharmaceuticals — 1.1%
32	Salix Pharmaceuticals Ltd. (a)	3,638

	Total Health Care	59,942

	Industrials — 7.2%
	Aerospace & Defense — 2.4%
41	TransDigm Group, Inc.	8,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 4.8%
129	Kansas City Southern	15,733

	Total Industrials	23,795

	Information Technology — 35.6%
	Internet Software & Services — 15.4%
28	Baidu, Inc., (China), ADR (a)	6,281
239	Facebook, Inc., Class A (a)	18,637
35	Google, Inc., Class A (a)	18,658
30	LinkedIn Corp., Class A (a)	6,908

		50,484

	IT Services — 7.9%
36	Alliance Data Systems Corp. (a)	10,398
180	MasterCard, Inc., Class A	15,548

		25,946

	Semiconductors & Semiconductor Equipment — 5.5%
76	ARM Holdings plc, (United Kingdom), ADR	3,507
69	Avago Technologies Ltd., (Singapore)	6,903
178	Broadcom Corp., Class A	7,731

		18,141

	Software — 4.0%
128	salesforce.com, Inc. (a)	7,584
69	VMware, Inc., Class A (a)	5,659

		13,243

	Technology Hardware, Storage & Peripherals — 2.8%
81	Apple, Inc. (m)	8,985

	Total Information Technology	116,799

	Materials — 3.0%
	Chemicals — 3.0%
67	Air Products & Chemicals, Inc. (m)	9,714

	Total Common Stocks (Cost $261,717)	318,061

Short-Term Investment — 3.2%
	Investment Company — 3.2%
10,350	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.02%, (b) (l) (m) (Cost $10,350)	10,350

	Total Investments — 100.0% (Cost $272,067)	328,411
	Other Assets in Excess of Liabilities — 0.0% (g)	45

	NET ASSETS — 100.0%	$328,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.7%
	Consumer Discretionary — 17.8%
	Hotels, Restaurants & Leisure — 2.4%
23	Starbucks Corp.	1,880

	Internet & Catalog Retail — 6.0%
7	Amazon.com, Inc. (a)	2,030
2	Priceline Group, Inc. (The) (a)	2,696

		4,726

	Media — 4.0%
43	DISH Network Corp., Class A (a)	3,129

	Multiline Retail — 2.9%
38	Kohl’s Corp.	2,332

	Specialty Retail — 2.5%
51	Best Buy Co., Inc.	1,998

	Total Consumer Discretionary	14,065

	Consumer Staples — 4.0%
	Beverages — 1.5%
17	Dr. Pepper Snapple Group, Inc.	1,194

	Household Products — 2.5%
22	Procter & Gamble Co. (The)	1,992

	Total Consumer Staples	3,186

	Energy — 5.9%
	Energy Equipment & Services — 0.9%
8	Schlumberger Ltd.	706

	Oil, Gas & Consumable Fuels — 5.0%
28	Cabot Oil & Gas Corp.	827
24	Exxon Mobil Corp.	2,260
19	Kinder Morgan, Inc.	813

		3,900

	Total Energy	4,606

	Financials — 23.0%
	Banks — 4.0%
58	Wells Fargo & Co.	3,164

	Capital Markets — 3.4%
31	T. Rowe Price Group, Inc.	2,690

	Consumer Finance — 6.4%
114	Ally Financial, Inc. (a)	2,681
29	Capital One Financial Corp.	2,383

		5,064

	Diversified Financial Services — 1.1%
5	Berkshire Hathaway, Inc., Class B (a)	824

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 6.5%
58	American International Group, Inc. (m)	3,234
44	Loews Corp.	1,864

		5,098

	Real Estate Investment Trusts (REITs) — 1.6%
45	Rayonier, Inc. (m)	1,266

	Total Financials	18,106

	Health Care — 14.0%
	Biotechnology — 9.4%
10	Alexion Pharmaceuticals, Inc. (a)	1,915
8	Biogen Idec, Inc. (a)	2,658
30	Gilead Sciences, Inc. (a)	2,825

		7,398

	Pharmaceuticals — 4.6%
19	Johnson & Johnson	1,946
15	Salix Pharmaceuticals Ltd. (a)	1,700

		3,646

	Total Health Care	11,044

	Industrials — 6.0%
	Aerospace & Defense — 1.3%
9	United Technologies Corp.	1,054

	Road & Rail — 4.7%
30	Kansas City Southern	3,693

	Total Industrials	4,747

	Information Technology — 18.1%
	Internet Software & Services — 10.4%
49	Facebook, Inc., Class A (a)	3,804
8	Google, Inc., Class C (a)	4,390

		8,194

	IT Services — 4.2%
38	MasterCard, Inc., Class A	3,306

	Software — 3.5%
21	salesforce.com, Inc. (a)	1,255
18	VMware, Inc., Class A (a)	1,496

		2,751

	Total Information Technology	14,251

	Materials — 3.4%
	Construction Materials — 1.0%
7	Martin Marietta Materials, Inc.	796

	Containers & Packaging — 2.4%
31	Rock-Tenn Co., Class A	1,906

	Total Materials	2,702

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 1.5%
	Electric Utilities — 1.5%
18	Edison International	1,202

	Total Common Stocks (Cost $66,147)	73,909

Short-Term Investment — 6.3%
	Investment Company— 6.3%
4,951	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $4,951)	4,951

	Total Investments — 100.0% (Cost $71,098)	78,860
	Other Assets in Excess of Liabilities — 0.0% (g)	4

	NET ASSETS — 100.0%	$78,864

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 12.2%
	Distributors — 0.8%
687	Genuine Parts Co.	73,259

	Hotels, Restaurants & Leisure — 2.2%
718	Brinker International, Inc.	42,123
1,966	Dunkin’ Brands Group, Inc.	83,868
866	Wyndham Worldwide Corp.	74,309

		200,300

	Media — 3.7%
1,102	Cinemark Holdings, Inc.	39,194
543	Comcast Corp., Class A	31,238
1,062	Omnicom Group, Inc.	82,267
253	Time Warner Cable, Inc.	38,421
1,687	Time Warner, Inc.	144,105

		335,225

	Specialty Retail — 5.0%
1,421	Gap, Inc. (The)	59,819
1,544	Home Depot, Inc. (The)	162,123
983	L Brands, Inc.	85,067
847	Tiffany & Co.	90,528
743	Williams-Sonoma, Inc.	56,245

		453,782

	Textiles, Apparel & Luxury Goods — 0.5%
579	V.F. Corp.	43,383

	Total Consumer Discretionary	1,105,949

	Consumer Staples — 8.8%
	Beverages — 0.8%
1,790	Coca-Cola Co. (The) (m)	75,562

	Food Products — 3.5%
1,001	Hershey Co. (The)	104,019
471	JM Smucker Co. (The)	47,546
1,074	Kraft Foods Group, Inc.	67,292
2,772	Mondelez International, Inc., Class A	100,681

		319,538

	Household Products — 1.5%
1,439	Procter & Gamble Co. (The)	131,060

	Tobacco — 3.0%
3,368	Altria Group, Inc.	165,964
703	Lorillard, Inc.	44,271
737	Philip Morris International, Inc.	60,052

		270,287

	Total Consumer Staples	796,447

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.1%
	Oil, Gas & Consumable Fuels — 9.1%
1,612	Chevron Corp.	180,862
2,847	ConocoPhillips	196,626
2,230	Exxon Mobil Corp.	206,188
1,085	Kinder Morgan, Inc.	45,888
586	Marathon Petroleum Corp.	52,904
1,738	Occidental Petroleum Corp.	140,114

	Total Energy	822,582

	Financials — 25.3%
	Banks — 9.7%
2,418	BB&T Corp.	94,045
654	Cullen/Frost Bankers, Inc.	46,188
431	M&T Bank Corp.	54,179
2,056	PNC Financial Services Group, Inc. (The)	187,608
1,979	U.S. Bancorp	88,941
7,484	Wells Fargo & Co.	410,252

		881,213

	Capital Markets — 4.6%
437	Ameriprise Financial, Inc.	57,761
479	BlackRock, Inc.	171,124
1,161	Northern Trust Corp.	78,274
1,304	T. Rowe Price Group, Inc.	111,993

		419,152

	Diversified Financial Services — 2.5%
1,914	CME Group, Inc.	169,692
607	McGraw Hill Financial, Inc.	54,051

		223,743

	Insurance — 6.5%
898	Arthur J. Gallagher & Co.	42,300
683	Cincinnati Financial Corp.	35,411
2,038	Hartford Financial Services Group, Inc. (The)	84,980
1,685	MetLife, Inc.	91,117
1,429	Progressive Corp. (The)	38,561
1,252	Prudential Financial, Inc.	113,231
1,558	Travelers Cos., Inc. (The)	164,890
480	Validus Holdings Ltd., (Bermuda)	19,958

		590,448

	Real Estate Investment Trusts (REITs) — 2.0%
334	Alexandria Real Estate Equities, Inc. (m)	29,631
386	AvalonBay Communities, Inc. (m)	63,066
478	Simon Property Group, Inc. (m)	87,108

		179,805

	Total Financials	2,294,361

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 11.6%
	Health Care Equipment & Supplies — 2.2%
1,062	Baxter International, Inc.	77,851
830	Becton, Dickinson and Co. (m)	115,445

		193,296

	Pharmaceuticals — 9.4%
1,115	AbbVie, Inc.	72,977
1,615	Bristol-Myers Squibb Co.	95,343
3,263	Johnson & Johnson	341,182
3,079	Merck & Co., Inc.	174,866
5,465	Pfizer, Inc.	170,227

		854,595

	Total Health Care	1,047,891

	Industrials — 11.1%
	Aerospace & Defense — 3.0%
1,248	Honeywell International, Inc. (m)	124,689
1,279	United Technologies Corp.	147,049

		271,738

	Air Freight & Logistics — 1.1%
917	United Parcel Service, Inc., Class B	101,967

	Electrical Equipment — 1.1%
1,592	Emerson Electric Co.	98,296

	Industrial Conglomerates — 1.0%
549	3M Co.	90,223

	Machinery — 3.0%
1,256	Illinois Tool Works, Inc.	118,991
1,819	PACCAR, Inc.	123,707
211	Snap-on, Inc.	28,852

		271,550

	Road & Rail — 1.4%
836	Norfolk Southern Corp.	91,677
306	Union Pacific Corp.	36,500

		128,177

	Trading Companies & Distributors — 0.5%
1,021	Fastenal Co.	48,577

	Total Industrials	1,010,528

	Information Technology — 9.6%
	Communications Equipment — 0.8%
1,040	QUALCOMM, Inc.	77,298

	IT Services — 2.5%
937	Accenture plc, (Ireland), Class A	83,653
739	Automatic Data Processing, Inc.	61,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,275	Fidelity National Information Services, Inc.	79,288

		224,582

	Semiconductors & Semiconductor Equipment — 3.1%
1,496	Analog Devices, Inc.	83,048
1,156	KLA-Tencor Corp.	81,286
1,583	Texas Instruments, Inc.	84,623
795	Xilinx, Inc.	34,437

		283,394

	Software — 1.1%
2,201	Microsoft Corp.	102,256

	Technology Hardware, Storage & Peripherals — 2.1%
1,697	Apple, Inc. (m)	187,353

	Total Information Technology	874,883

	Materials — 2.0%
	Chemicals — 2.0%
478	Airgas, Inc.	55,009
1,027	E.I. du Pont de Nemours & Co.	75,937
219	PPG Industries, Inc.	50,669

	Total Materials	181,615

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
2,864	Verizon Communications, Inc. (m)	133,956

	Utilities — 6.9%
	Electric Utilities — 2.9%
1,665	Edison International	109,029
838	NextEra Energy, Inc.	89,083
1,675	Xcel Energy, Inc.	60,169

		258,281

	Multi-Utilities — 4.0%
2,016	CMS Energy Corp.	70,071
600	Dominion Resources, Inc.	46,153
757	DTE Energy Co.	65,341
1,784	NiSource, Inc.	75,692
970	Sempra Energy	107,978

		365,235

	Total Utilities	623,516

	Total Common Stocks (Cost $6,935,483)	8,891,728

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
90,194	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $90,194)	90,194

	Total Investments — 99.1% (Cost $7,025,677)	8,981,922
	Other Assets in Excess of Liabilities — 0.9%	82,193

	NET ASSETS — 100.0%	$9,064,115

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 11.0%
	Hotels, Restaurants & Leisure — 0.8%
47	Marriott International, Inc., Class A	3,628

	Media — 4.8%
41	CBS Corp. (Non-Voting), Class B	2,241
63	Comcast Corp., Class A	3,678
111	DISH Network Corp., Class A (a)	8,069
69	Time Warner, Inc.	5,902
41	Walt Disney Co. (The)	3,862

		23,752

	Specialty Retail — 4.8%
8	AutoZone, Inc. (a)	4,835
160	Best Buy Co., Inc.	6,249
55	Gap, Inc. (The)	2,316
65	Home Depot, Inc. (The)	6,865
32	Tiffany & Co.	3,462

		23,727

	Textiles, Apparel & Luxury Goods — 0.6%
74	Coach, Inc.	2,765

	Total Consumer Discretionary	53,872

	Consumer Staples — 7.4%
	Beverages — 2.0%
55	Dr. Pepper Snapple Group, Inc.	3,949
77	Molson Coors Brewing Co., Class B	5,738

		9,687

	Food & Staples Retailing — 1.7%
88	CVS Health Corp.	8,437

	Food Products — 1.9%
79	Campbell Soup Co.	3,489
89	Kraft Foods Group, Inc.	5,596

		9,085

	Household Products — 1.0%
55	Procter & Gamble Co. (The)	4,987

	Tobacco — 0.8%
82	Altria Group, Inc.	4,060

	Total Consumer Staples	36,256

	Energy — 10.1%
	Energy Equipment & Services — 0.8%
58	Helmerich & Payne, Inc.	3,904

	Oil, Gas & Consumable Fuels — 9.3%
83	Chevron Corp.	9,261
86	ConocoPhillips	5,972
41	Devon Energy Corp.	2,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
153	Exxon Mobil Corp.	14,190
128	Occidental Petroleum Corp.	10,278
52	Phillips 66	3,728

		45,944

	Total Energy	49,848

	Financials — 33.7%
	Banks — 11.5%
562	Bank of America Corp.	10,063
125	BB&T Corp.	4,849
140	Citigroup, Inc.	7,573
34	M&T Bank Corp.	4,284
54	PNC Financial Services Group, Inc. (The)	4,881
128	SunTrust Banks, Inc.	5,376
107	U.S. Bancorp	4,828
268	Wells Fargo & Co.	14,692

		56,546

	Capital Markets — 9.6%
27	Affiliated Managers Group, Inc. (a)	5,688
38	Ameriprise Financial, Inc.	5,078
17	BlackRock, Inc.	6,222
198	Charles Schwab Corp. (The)	5,975
22	Goldman Sachs Group, Inc. (The)	4,303
208	Invesco Ltd.	8,232
105	Morgan Stanley	4,058
88	T. Rowe Price Group, Inc.	7,513

		47,069

	Consumer Finance — 0.7%
41	Capital One Financial Corp.	3,343

	Diversified Financial Services — 2.7%
65	Berkshire Hathaway, Inc., Class B (a)	9,700
17	Intercontinental Exchange, Inc.	3,684

		13,384

	Insurance — 5.5%
38	Chubb Corp. (The)	3,963
247	Hartford Financial Services Group, Inc. (The)	10,285
110	Loews Corp.	4,635
92	Prudential Financial, Inc.	8,304

		27,187

	Real Estate Investment Trusts (REITs) — 3.7%
15	AvalonBay Communities, Inc. (m)	2,467
40	Regency Centers Corp. (m)	2,519
55	Ventas, Inc. (m)	3,908

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
53	Vornado Realty Trust (m)	6,191
84	Weyerhaeuser Co. (m)	3,008

		18,093

	Total Financials	165,622

	Health Care — 11.4%
	Health Care Equipment & Supplies — 1.3%
42	Baxter International, Inc.	3,063
24	Becton, Dickinson and Co.	3,340

		6,403

	Health Care Providers & Services — 3.3%
65	Humana, Inc.	9,293
66	UnitedHealth Group, Inc.	6,672

		15,965

	Pharmaceuticals — 6.8%
85	Bristol-Myers Squibb Co.	5,035
137	Johnson & Johnson	14,347
140	Merck & Co., Inc.	7,932
200	Pfizer, Inc.	6,218

		33,532

	Total Health Care	55,900

	Industrials — 8.1%
	Aerospace & Defense — 2.5%
75	Honeywell International, Inc. (m)	7,464
40	United Technologies Corp.	4,600

		12,064

	Construction & Engineering — 1.0%
83	Fluor Corp.	5,033

	Electrical Equipment — 0.8%
65	Emerson Electric Co.	4,000

	Industrial Conglomerates — 1.8%
27	3M Co.	4,453
177	General Electric Co.	4,478

		8,931

	Machinery — 0.4%
28	PACCAR, Inc.	1,870

	Trading Companies & Distributors — 1.6%
19	W.W. Grainger, Inc.	4,919
26	Watsco, Inc.	2,825

		7,744

	Total Industrials	39,642

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 7.9%
	Communications Equipment — 2.2%
214	Cisco Systems, Inc.	5,950
67	QUALCOMM, Inc.	4,980

		10,930

	Semiconductors & Semiconductor Equipment — 1.7%
189	Applied Materials, Inc.	4,707
49	KLA-Tencor Corp.	3,425

		8,132

	Software — 2.2%
232	Microsoft Corp.	10,781

	Technology Hardware, Storage & Peripherals — 1.8%
80	Apple, Inc. (m)	8,874

	Total Information Technology	38,717

	Materials — 1.9%
	Chemicals — 1.2%
79	E.I. du Pont de Nemours & Co.	5,804

	Containers & Packaging — 0.7%
46	Packaging Corp. of America	3,575

	Total Materials	9,379

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
195	Verizon Communications, Inc.	9,132

	Utilities — 3.8%
	Electric Utilities — 2.1%
74	Edison International	4,813
53	NextEra Energy, Inc.	5,633

		10,446

	Multi-Utilities — 1.7%
116	CMS Energy Corp.	4,014
39	Sempra Energy	4,365

		8,379

	Total Utilities	18,825

	Total Common Stocks (Cost $305,824)	477,193

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
15,806	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $15,806)	15,806

	Total Investments — 100.4% (Cost $321,630)	492,999
	Liabilities in Excess of Other Assets — (0.4)%	(1,754)

	NET ASSETS — 100.0%	$491,245

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
		Consumer Discretionary — 13.0%
		Auto Components — 0.1%
2		Johnson Controls, Inc. (m)	115

		Automobiles — 0.6%
24		General Motors Co.	826

		Hotels, Restaurants & Leisure — 1.0%
—	(h)	McDonald’s Corp. (m)	33
7		Royal Caribbean Cruises Ltd.	580
7		Starbucks Corp.	608
2		Yum! Brands, Inc.	138

			1,359

		Household Durables — 0.7%
5		Harman International Industries, Inc.	546
—	(h)	NVR, Inc. (a)	74
16		PulteGroup, Inc.	349

			969

		Internet & Catalog Retail — 0.9%
1		Amazon.com, Inc. (a)	434
2		Expedia, Inc.	129
1		Priceline Group, Inc. (The) (a)	711

			1,274

		Media — 4.6%
4		CBS Corp. (Non-Voting), Class B (m)	197
2		Charter Communications, Inc., Class A (a)	281
32		Comcast Corp., Class A	1,869
1		DIRECTV (a)	114
5		DISH Network Corp., Class A (a)	371
2		Time Warner Cable, Inc.	294
21		Time Warner, Inc.	1,817
3		Time, Inc.	69
25		Twenty-First Century Fox, Inc., Class A	955
3		Walt Disney Co. (The) (m)	322

			6,289

		Multiline Retail — 0.3%
4		Dollar General Corp. (a)	277
1		Dollar Tree, Inc. (a)	99

			376

		Specialty Retail — 3.7%
1		AutoZone, Inc. (a)	731
1		Gap, Inc. (The)	42
18		Home Depot, Inc. (The)	1,898
21		Lowe’s Cos., Inc.	1,464
1		Tiffany & Co.	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
13	TJX Cos., Inc. (The)	895

		5,119

	Textiles, Apparel & Luxury Goods — 1.1%
3	lululemon athletica, Inc., (Canada) (a)	170
3	Ralph Lauren Corp.	485
12	V.F. Corp.	901

		1,556

	Total Consumer Discretionary	17,883

	Consumer Staples — 9.4%
	Beverages — 2.5%
37	Coca-Cola Co. (The) (m)	1,561
4	Coca-Cola Enterprises, Inc.	182
8	Constellation Brands, Inc., Class A (a)	777
4	Dr. Pepper Snapple Group, Inc.	290
5	Molson Coors Brewing Co., Class B	397
2	PepsiCo, Inc.	169

		3,376

	Food & Staples Retailing — 1.8%
6	Costco Wholesale Corp.	831
12	CVS Health Corp. (m)	1,142
4	Kroger Co. (The) (m)	231
3	Wal-Mart Stores, Inc.	280

		2,484

	Food Products — 1.7%
13	Archer-Daniels-Midland Co. (m)	652
2	General Mills, Inc. (m)	96
2	Kellogg Co. (m)	157
39	Mondelez International, Inc., Class A	1,420

		2,325

	Household Products — 2.2%
7	Kimberly-Clark Corp.	790
24	Procter & Gamble Co. (The)	2,209

		2,999

	Personal Products — 0.2%
4	Estee Lauder Cos., Inc. (The), Class A	325

	Tobacco — 1.0%
18	Philip Morris International, Inc.	1,435

	Total Consumer Staples	12,944

	Energy — 7.5%
	Energy Equipment & Services — 1.6%
7	Baker Hughes, Inc.	397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
3	Ensco plc, (United Kingdom), Class A	86
15	Halliburton Co. (m)	589
13	Schlumberger Ltd.	1,093

		2,165

	Oil, Gas & Consumable Fuels — 5.9%
2	Anadarko Petroleum Corp.	175
5	California Resources Corp. (a)	29
3	Cheniere Energy, Inc. (a)	194
19	Chevron Corp.	2,158
6	EOG Resources, Inc.	595
4	EQT Corp.	296
25	Exxon Mobil Corp. (m)	2,351
23	Marathon Oil Corp.	655
14	Occidental Petroleum Corp.	1,096
9	Phillips 66	637

		8,186

	Total Energy	10,351

	Financials — 16.1%
	Banks — 6.0%
128	Bank of America Corp.	2,287
12	BB&T Corp.	472
33	Citigroup, Inc.	1,779
3	PNC Financial Services Group, Inc. (The)	269
13	Regions Financial Corp.	139
1	SVB Financial Group (a)	138
58	Wells Fargo & Co.	3,186

		8,270

	Capital Markets — 3.1%
31	Charles Schwab Corp. (The)	932
3	Goldman Sachs Group, Inc. (The)	527
22	Invesco Ltd.	850
34	Morgan Stanley	1,326
8	State Street Corp.	643

		4,278

	Consumer Finance — 0.4%
5	Capital One Financial Corp.	436
2	Navient Corp.	39

		475

	Diversified Financial Services — 1.5%
10	Berkshire Hathaway, Inc., Class B (a)	1,522
2	Intercontinental Exchange, Inc.	525

		2,047

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 2.8%
11		ACE Ltd., (Switzerland)	1,231
7		American International Group, Inc. (m)	383
4		Axis Capital Holdings Ltd., (Bermuda)	204
4		Hartford Financial Services Group, Inc. (The)	157
7		Marsh & McLennan Cos., Inc. (m)	399
22		MetLife, Inc.	1,166
3		Prudential Financial, Inc.	259
2		Willis Group Holdings plc, (United Kingdom)	70

			3,869

		Real Estate Investment Trusts (REITs) — 2.3%
3		AvalonBay Communities, Inc. (m)	522
2		Boston Properties, Inc. (m)	240
8		Brixmor Property Group, Inc. (m)	199
15		DiamondRock Hospitality Co. (m)	220
—	(h)	Essex Property Trust, Inc. (m)	72
1		Extra Space Storage, Inc. (m)	70
4		Highwoods Properties, Inc. (m)	170
8		Host Hotels & Resorts, Inc. (m)	187
6		Liberty Property Trust (m)	238
2		Mid-America Apartment Communities, Inc. (m)	138
2		Omega Healthcare Investors, Inc. (m)	68
9		Prologis, Inc. (m)	376
—	(h)	Public Storage (m)	79
4		Simon Property Group, Inc. (m)	638

			3,217

		Total Financials	22,156

		Health Care — 14.1%
		Biotechnology — 3.2%
2		Alexion Pharmaceuticals, Inc. (a)	392
—	(h)	Amgen, Inc.	75
4		Biogen Idec, Inc. (a)	1,371
13		Celgene Corp. (a)	1,500
7		Gilead Sciences, Inc. (a)	686
3		Vertex Pharmaceuticals, Inc. (a)	401

			4,425

		Health Care Equipment & Supplies — 2.6%
31		Abbott Laboratories (m)	1,406
—	(h)	Becton, Dickinson and Co. (m)	54
68		Boston Scientific Corp. (a)	902
7		CareFusion Corp. (a)	408
2		Covidien plc, (Ireland)	162
7		Stryker Corp.	655

			3,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Health Care Providers & Services — 2.4%
7		Aetna, Inc.	590
7		Humana, Inc. (m)	963
4		McKesson Corp.	918
8		UnitedHealth Group, Inc.	842

			3,313

		Pharmaceuticals — 5.9%
1		Actavis plc (a)	348
2		Allergan, Inc.	462
26		Bristol-Myers Squibb Co.	1,539
33		Johnson & Johnson (m)	3,400
24		Merck & Co., Inc.	1,363
2		Perrigo Co. plc, (Ireland)	312
19		Pfizer, Inc.	604

			8,028

		Total Health Care	19,353

		Industrials — 10.9%
		Aerospace & Defense — 3.2%
16		Honeywell International, Inc. (m)	1,570
4		L-3 Communications Holdings, Inc.	470
1		Precision Castparts Corp.	206
19		United Technologies Corp.	2,138

			4,384

		Airlines — 0.7%
10		Delta Air Lines, Inc.	498
8		United Continental Holdings, Inc. (a)	546

			1,044

		Building Products — 0.3%
2		Fortune Brands Home & Security, Inc.	75
12		Masco Corp. (m)	294

			369

		Commercial Services & Supplies — 0.1%
3		Tyco International plc	121

		Construction & Engineering — 0.7%
16		Fluor Corp. (m)	957

		Electrical Equipment — 1.5%
14		Eaton Corp. plc	968
17		Emerson Electric Co.	1,073

			2,041

		Industrial Conglomerates — 0.7%
38		General Electric Co. (m)	954

		Machinery — 1.1%
—	(h)	Deere & Co. (m)	29

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — continued
18		PACCAR, Inc.	1,247
—	(h)	Pall Corp.	27
—	(h)	Snap-on, Inc.	55
3		SPX Corp.	220

			1,578

		Road & Rail — 2.4%
2		Canadian Pacific Railway Ltd., (Canada)	357
24		CSX Corp. (m)	877
17		Union Pacific Corp.	2,042

			3,276

		Trading Companies & Distributors — 0.2%
1		W.W. Grainger, Inc.	324

		Total Industrials	15,048

		Information Technology — 19.6%
		Communications Equipment — 2.1%
56		Cisco Systems, Inc.	1,567
18		QUALCOMM, Inc.	1,305

			2,872

		Electronic Equipment, Instruments & Components — 0.3%
9		Corning, Inc.	215
4		TE Connectivity Ltd., (Switzerland)	239

			454

		Internet Software & Services — 3.2%
1		eBay, Inc. (a)	43
19		Facebook, Inc., Class A (a)	1,511
3		Google, Inc., Class A (a)	1,514
3		Google, Inc., Class C (a)	1,364

			4,432

		IT Services — 3.2%
11		Accenture plc, (Ireland), Class A	1,023
1		Alliance Data Systems Corp. (a)	230
13		Cognizant Technology Solutions Corp., Class A (a)	679
5		Fidelity National Information Services, Inc.	308
3		International Business Machines Corp. (m)	417
6		Visa, Inc., Class A	1,665
5		Xerox Corp.	63

			4,385

		Semiconductors & Semiconductor Equipment — 2.5%
10		Avago Technologies Ltd., (Singapore)	962
18		Broadcom Corp., Class A	796
9		Freescale Semiconductor Ltd. (a)	221

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
6	KLA-Tencor Corp.	438
14	Lam Research Corp.	1,075

		3,492

	Software — 4.1%
14	Adobe Systems, Inc. (a)	986
6	Citrix Systems, Inc. (a)	414
69	Microsoft Corp.	3,196
19	Oracle Corp.	839
2	VMware, Inc., Class A (a)	148

		5,583

	Technology Hardware, Storage & Peripherals — 4.2%
46	Apple, Inc. (m)	5,025
2	EMC Corp.	60
17	Hewlett-Packard Co. (m)	682

		5,767

	Total Information Technology	26,985

	Materials — 2.5%
	Chemicals — 1.4%
4	Axiall Corp.	176
5	Dow Chemical Co. (The) (m)	250
6	E.I. du Pont de Nemours & Co. (m)	463
2	Monsanto Co.	297
15	Mosaic Co. (The)	668

		1,854

	Construction Materials — 0.1%
2	Martin Marietta Materials, Inc. (m)	187

	Containers & Packaging — 0.3%
8	Crown Holdings, Inc. (a)	384
1	Sealed Air Corp.	52

		436

	Metals & Mining — 0.7%
45	Alcoa, Inc. (m)	706
12	United States Steel Corp.	313

		1,019

	Total Materials	3,496

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
1	AT&T, Inc.	21
40	Verizon Communications, Inc. (m)	1,891

	Total Telecommunication Services	1,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.9%
	Electric Utilities — 2.3%
15	Edison International	1,003
2	Entergy Corp.	151
14	Exelon Corp.	527
9	NextEra Energy, Inc.	1,002
1	Pinnacle West Capital Corp. (m)	69
8	PPL Corp.	274
5	Xcel Energy, Inc.	166

		3,192

	Gas Utilities — 0.2%
4	AGL Resources, Inc.	196
5	Questar Corp.	130

		326

	Multi-Utilities — 1.4%
13	CenterPoint Energy, Inc.	295
12	CMS Energy Corp. (m)	427
4	Dominion Resources, Inc.	330
12	NiSource, Inc.	513
1	PG&E Corp.	67
3	Public Service Enterprise Group, Inc.	143
1	Sempra Energy	67

		1,842

	Total Utilities	5,360

	Total Common Stocks (Cost $127,705)	135,488

NUMBER OF CONTRACTS
Option Purchased — 1.8%
	Put Option Purchased — 1.8%
690	S&P 500 Index, Expiring 03/31/15 at $1,950.000, European Style (Cost $2,520)	2,484

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
3,901	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $3,901)	3,901

	Total Investments — 103.0% (Cost $134,126)	141,873
	Liabilities in Excess of Other Assets — (3.0)% (c)	(4,086)

	NET ASSETS — 100.0%	$137,787

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	E-mini S&P 500	03/20/15	$1,745	$28

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $1,941.)	$2,100.000	03/31/15	518	$(1,919)
S&P 500 Index, European Style (Premiums received of $120.)	2,200.000	03/31/15	172	(118)

				$(2,037)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $288.)	$1,650.000	03/31/15	345	$(285)
S&P 500 Index, European Style (Premiums received of $322.)	1,675.000	03/31/15	345	(319)

				$(604)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 21.2%
	Auto Components — 1.1%
2,369	Delphi Automotive plc, (United Kingdom)	172,303

	Automobiles — 1.4%
1,000	Tesla Motors, Inc. (a)	222,321

	Hotels, Restaurants & Leisure — 3.3%
270	Chipotle Mexican Grill, Inc. (a)	184,544
1,847	Las Vegas Sands Corp.	107,398
2,699	Starbucks Corp.	221,415

		513,357

	Internet & Catalog Retail — 3.5%
577	Amazon.com, Inc. (a)	179,208
257	Netflix, Inc. (a)	87,794
241	Priceline Group, Inc. (The) (a)	275,133

		542,135

	Media — 6.4%
6,706	Comcast Corp., Class A	389,033
3,566	Liberty Global plc, (United Kingdom), Series C (a)	172,259
1,930	Time Warner, Inc.	164,835
6,486	Twenty-First Century Fox, Inc., Class A	249,110

		975,237

	Specialty Retail — 3.9%
5,641	Home Depot, Inc. (The)	592,157

	Textiles, Apparel & Luxury Goods — 1.6%
3,212	Michael Kors Holdings Ltd., (Hong Kong) (a)	241,223

	Total Consumer Discretionary	3,258,733

	Consumer Staples — 4.3%
	Food & Staples Retailing — 2.8%
1,569	Costco Wholesale Corp.	222,434
2,100	CVS Health Corp. (m)	202,251

		424,685

	Food Products — 0.8%
911	Keurig Green Mountain, Inc.	120,665

	Household Products — 0.7%
1,588	Colgate-Palmolive Co.	109,887

	Total Consumer Staples	655,237

	Energy — 2.6%
	Energy Equipment & Services — 0.2%
526	FMC Technologies, Inc. (a)	24,647

	Oil, Gas & Consumable Fuels — 2.4%
5,515	Cabot Oil & Gas Corp.	163,284
784	Marathon Petroleum Corp.	70,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
899	Pioneer Natural Resources Co.	133,787

		367,826

	Total Energy	392,473

	Financials — 4.1%
	Capital Markets — 2.7%
522	Affiliated Managers Group, Inc. (a)	110,683
368	BlackRock, Inc.	131,582
4,836	TD Ameritrade Holding Corp.	173,043

		415,308

	Diversified Financial Services — 1.4%
2,253	Moody’s Corp.	215,860

	Total Financials	631,168

	Health Care — 22.1%
	Biotechnology — 15.8%
1,941	Alexion Pharmaceuticals, Inc. (a)	359,088
1,009	Biogen Idec, Inc. (a)	342,437
4,463	Celgene Corp. (a)	499,242
5,791	Gilead Sciences, Inc. (a)	545,888
880	Regeneron Pharmaceuticals, Inc. (a)	361,061
2,577	Vertex Pharmaceuticals, Inc. (a)	306,160

		2,413,876

	Health Care Providers & Services — 3.0%
2,534	AmerisourceBergen Corp.	228,420
1,137	McKesson Corp.	236,081

		464,501

	Life Sciences Tools & Services — 0.9%
759	Illumina, Inc. (a)	140,096

	Pharmaceuticals — 2.4%
380	Salix Pharmaceuticals Ltd. (a)	43,643
2,271	Valeant Pharmaceuticals International, Inc. (a)	324,931

		368,574

	Total Health Care	3,387,047

	Industrials — 9.1%
	Aerospace & Defense — 1.8%
2,753	Honeywell International, Inc. (m)	275,100

	Airlines — 2.1%
6,443	Delta Air Lines, Inc.	316,916

	Building Products — 0.4%
1,553	Fortune Brands Home & Security, Inc.	70,291

	Industrial Conglomerates — 0.5%
522	Roper Industries, Inc.	81,630

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 0.8%
1,949	Flowserve Corp.	116,633

	Road & Rail — 3.5%
1,642	Kansas City Southern	200,337
2,860	Union Pacific Corp.	340,747

		541,084

	Total Industrials	1,401,654

	Information Technology — 28.6%
	Electronic Equipment, Instruments & Components — 1.0%
2,792	Amphenol Corp., Class A	150,237

	Internet Software & Services — 10.2%
663	Baidu, Inc., (China), ADR (a)	151,121
8,589	Facebook, Inc., Class A (a)	670,106
326	Google, Inc., Class A (a)	173,141
760	Google, Inc., Class C (a)	400,314
753	LinkedIn Corp., Class A (a)	172,972

		1,567,654

	IT Services — 7.2%
409	Alliance Data Systems Corp. (a)	116,851
6,631	MasterCard, Inc., Class A	571,353
1,608	Visa, Inc., Class A	421,723

		1,109,927

	Semiconductors & Semiconductor Equipment — 3.8%
1,396	ARM Holdings plc, (United Kingdom), ADR	64,630
2,421	ASML Holding N.V., (Netherlands)	261,022
2,534	Avago Technologies Ltd., (Singapore)	254,865

		580,517

	Software — 2.9%
2,915	Adobe Systems, Inc. (a)	211,928
3,366	salesforce.com, Inc. (a)	199,626
570	Splunk, Inc. (a)	33,601

		445,155

	Technology Hardware, Storage & Peripherals — 3.5%
4,837	Apple, Inc. (m)	533,940

	Total Information Technology	4,387,430

	Materials — 6.1%
	Chemicals — 6.1%
1,304	Ecolab, Inc.	136,315
2,428	LyondellBasell Industries N.V., Class A	192,791
307	Monsanto Co.	36,689
925	PPG Industries, Inc. (m)	213,814

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
1,342	Sherwin-Williams Co. (The)	352,894

	Total Materials	932,503

	Total Common Stocks (Cost $9,979,480)	15,046,245

Short-Term Investment — 2.4%
	Investment Company — 2.4%
369,617	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $369,617)	369,617

	Total Investments — 100.5% (Cost $10,349,097)	15,415,862
	Liabilities in Excess of Other Assets — (0.5)%	(75,583)

	NET ASSETS — 100.0%	$15,340,279

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 11.9%
	Auto Components — 1.0%
141	Tenneco, Inc. (a)	7,954

	Automobiles — 3.9%
913	General Motors Co.	31,873

	Hotels, Restaurants & Leisure — 1.0%
102	Royal Caribbean Cruises Ltd.	8,375

	Household Durables — 2.5%
27	Harman International Industries, Inc.	2,849
240	PulteGroup, Inc.	5,142
88	Ryland Group, Inc. (The)	3,374
159	Toll Brothers, Inc. (a)	5,439
21	Whirlpool Corp.	4,010

		20,814

	Media — 0.5%
177	Time, Inc.	4,350

	Multiline Retail — 1.1%
37	Dollar General Corp. (a)	2,587
94	Macy’s, Inc.	6,161

		8,748

	Specialty Retail — 1.9%
172	Best Buy Co., Inc.	6,713
103	Lowe’s Cos., Inc.	7,059
123	Pier 1 Imports, Inc.	1,894

		15,666

	Total Consumer Discretionary	97,780

	Consumer Staples — 3.4%
	Food & Staples Retailing — 2.9%
103	CVS Health Corp.	9,949
157	Wal-Mart Stores, Inc.	13,517

		23,466

	Food Products — 0.5%
63	Kellogg Co.	4,143

	Total Consumer Staples	27,609

	Energy — 9.8%
	Energy Equipment & Services — 1.2%
206	Halliburton Co.	8,086
172	Weatherford International plc, (Switzerland) (a)	1,974

		10,060

	Oil, Gas & Consumable Fuels — 8.6%
69	Anadarko Petroleum Corp.	5,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
94	California Resources Corp. (a)	517
153	CONSOL Energy, Inc.	5,183
34	EQT Corp.	2,566
281	Exxon Mobil Corp.	25,986
139	Hess Corp. (m)	10,261
254	Occidental Petroleum Corp.	20,443

		70,632

	Total Energy	80,692

	Financials — 31.8%
	Banks — 12.8%
1,535	Bank of America Corp.	27,469
219	BB&T Corp.	8,509
369	Citigroup, Inc.	19,963
66	East West Bancorp, Inc.	2,543
100	FirstMerit Corp.	1,885
96	PNC Financial Services Group, Inc. (The)	8,776
21	SVB Financial Group (a)	2,403
610	Wells Fargo & Co.	33,444

		104,992

	Capital Markets — 5.5%
199	Invesco Ltd.	7,867
410	Morgan Stanley	15,892
100	Northern Trust Corp.	6,747
182	State Street Corp.	14,290

		44,796

	Consumer Finance — 1.9%
236	Ally Financial, Inc. (a)	5,579
118	Capital One Financial Corp.	9,700

		15,279

	Diversified Financial Services — 1.0%
53	Berkshire Hathaway, Inc., Class B (a)	8,018

	Insurance — 8.5%
83	ACE Ltd., (Switzerland)	9,552
165	American International Group, Inc. (m)	9,258
236	Hartford Financial Services Group, Inc. (The)	9,856
409	MetLife, Inc.	22,124
134	Prudential Financial, Inc.	12,101
80	Willis Group Holdings plc, (United Kingdom)	3,571
95	XL Group plc, (Ireland)	3,269

		69,731

	Real Estate Investment Trusts (REITs) — 2.1%
63	Equity One, Inc. (m)	1,595

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
177	Host Hotels & Resorts, Inc. (m)	4,205
171	Liberty Property Trust (m)	6,442
71	Mid-America Apartment Communities, Inc. (m)	5,273

		17,515

	Total Financials	260,331

	Health Care — 13.8%
	Health Care Equipment & Supplies — 2.1%
974	Boston Scientific Corp. (a)	12,908
43	Stryker Corp.	4,028

		16,936

	Health Care Providers & Services — 6.1%
196	Aetna, Inc.	17,428
42	Cigna Corp. (m)	4,353
75	Humana, Inc.	10,748
177	UnitedHealth Group, Inc.	17,911

		50,440

	Life Sciences Tools & Services — 0.5%
33	Thermo Fisher Scientific, Inc.	4,109

	Pharmaceuticals — 5.1%
284	Johnson & Johnson	29,728
133	Merck & Co., Inc.	7,578
146	Pfizer, Inc.	4,557

		41,863

	Total Health Care	113,348

	Industrials — 12.8%
	Aerospace & Defense — 1.7%
29	L-3 Communications Holdings, Inc.	3,686
81	Textron, Inc.	3,398
62	United Technologies Corp.	7,176

		14,260

	Airlines — 0.8%
138	Delta Air Lines, Inc.	6,778

	Building Products — 0.4%
87	Owens Corning	3,119

	Construction & Engineering — 1.3%
177	Fluor Corp.	10,731

	Electrical Equipment — 1.7%
200	Eaton Corp. plc	13,612

	Industrial Conglomerates — 1.7%
537	General Electric Co.	13,570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.5%
12	Cummins, Inc.	1,658
92	Navistar International Corp. (a)	3,084
74	Oshkosh Corp.	3,605
174	PACCAR, Inc.	11,847
101	SPX Corp.	8,661

		28,855

	Road & Rail — 1.7%
375	CSX Corp. (m)	13,590

	Total Industrials	104,515

	Information Technology — 7.1%
	Communications Equipment — 0.8%
236	Cisco Systems, Inc.	6,573

	Electronic Equipment, Instruments & Components — 0.4%
119	Knowles Corp. (a)	2,810

	IT Services — 0.3%
17	International Business Machines Corp.	2,792

	Semiconductors & Semiconductor Equipment — 2.1%
169	Broadcom Corp., Class A	7,310
75	Lam Research Corp.	5,966
215	Teradyne, Inc.	4,249

		17,525

	Software — 1.6%
275	Microsoft Corp.	12,792

	Technology Hardware, Storage & Peripherals — 1.9%
37	Apple, Inc. (m)	4,095
170	Hewlett-Packard Co.	6,822
42	Western Digital Corp.	4,616

		15,533

	Total Information Technology	58,025

	Materials — 3.4%
	Chemicals — 2.0%
123	Axiall Corp.	5,234
67	Dow Chemical Co. (The)	3,042
62	E.I. du Pont de Nemours & Co.	4,577
37	H.B. Fuller Co.	1,643
35	Mosaic Co. (The)	1,575

		16,071

	Metals & Mining — 1.4%
548	Alcoa, Inc. (m)	8,656
112	United States Steel Corp.	3,000

		11,656

	Total Materials	27,727

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
110	Verizon Communications, Inc. (m)	5,160

	Utilities — 4.1%
	Electric Utilities — 3.4%
139	Edison International	9,101
249	Exelon Corp.	9,222
91	NextEra Energy, Inc.	9,704

		28,027

	Multi-Utilities — 0.7%
226	CenterPoint Energy, Inc.	5,286

	Total Utilities	33,313

	Total Common Stocks (Cost $660,377)	808,500

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
9,682	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $9,682)	9,682

	Total Investments — 99.9% (Cost $670,059)	818,182
	Other Assets in Excess of Liabilities — 0.1%	814

	NET ASSETS — 100.0%	$818,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
992	Johnson Controls, Inc.	47,974

	Automobiles — 1.4%
5,014	General Motors Co.	175,039

	Hotels, Restaurants & Leisure — 1.5%
235	Carnival Corp.	10,638
122	Dunkin’ Brands Group, Inc.	5,209
694	Royal Caribbean Cruises Ltd.	57,234
1,155	Starbucks Corp.	94,802
303	Yum! Brands, Inc.	22,092

		189,975

	Household Durables — 1.7%
1,325	D.R. Horton, Inc.	33,518
971	Harman International Industries, Inc.	103,588
1,441	PulteGroup, Inc.	30,923
663	Toll Brothers, Inc. (a)	22,714
111	Whirlpool Corp.	21,567

		212,310

	Internet & Catalog Retail — 0.6%
66	Priceline Group, Inc. (The) (a)	75,784

	Media — 5.2%
635	CBS Corp. (Non-Voting), Class B	35,123
352	Charter Communications, Inc., Class A (a)	58,589
1,565	Comcast Corp., Class A	90,813
886	DISH Network Corp., Class A (a)	64,556
75	Time Warner Cable, Inc.	11,411
2,415	Time Warner, Inc.	206,316
3,670	Twenty-First Century Fox, Inc., Class A	140,965
224	Twenty-First Century Fox, Inc., Class B	8,281
353	Walt Disney Co. (The)	33,265

		649,319

	Multiline Retail — 0.2%
475	Dollar Tree, Inc. (a)	33,459

	Specialty Retail — 3.1%
458	Home Depot, Inc. (The)	48,043
3,144	Lowe’s Cos., Inc.	216,319
162	Tiffany & Co.	17,299
1,546	TJX Cos., Inc. (The)	106,039

		387,700

	Textiles, Apparel & Luxury Goods — 0.9%
677	lululemon athletica, Inc., (Canada) (a)	37,747
203	PVH Corp.	25,975
210	Ralph Lauren Corp.	38,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
111	V.F. Corp.	8,289

		110,810

	Total Consumer Discretionary	1,882,370

	Consumer Staples — 6.5%
	Beverages — 1.6%
2,890	Coca-Cola Co. (The)	122,028
788	Constellation Brands, Inc., Class A (a)	77,399
32	Molson Coors Brewing Co., Class B	2,418
45	PepsiCo, Inc.	4,282

		206,127

	Food & Staples Retailing — 1.4%
315	Costco Wholesale Corp.	44,629
1,326	CVS Health Corp.	127,754

		172,383

	Food Products — 0.9%
687	General Mills, Inc.	36,631
2,113	Mondelez International, Inc., Class A	76,771

		113,402

	Household Products — 1.7%
294	Colgate-Palmolive Co.	20,323
2,092	Procter & Gamble Co. (The)	190,564

		210,887

	Personal Products — 0.1%
162	Estee Lauder Cos., Inc. (The), Class A	12,333

	Tobacco — 0.8%
1,163	Philip Morris International, Inc.	94,750

	Total Consumer Staples	809,882

	Energy — 7.6%
	Energy Equipment & Services — 2.3%
1,298	Baker Hughes, Inc.	72,769
884	Halliburton Co.	34,787
2,017	Schlumberger Ltd.	172,308
627	Weatherford International plc, (Switzerland) (a)	7,182

		287,046

	Oil, Gas & Consumable Fuels — 5.3%
408	Anadarko Petroleum Corp.	33,700
1,093	California Resources Corp. (a)	6,023
18	Cheniere Energy, Inc. (a)	1,302
974	Chevron Corp.	109,285
95	Concho Resources, Inc. (a)	9,510
181	Devon Energy Corp.	11,094
266	EOG Resources, Inc.	24,517

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
298	EQT Corp.	22,558
1,201	Exxon Mobil Corp.	111,017
1,507	Marathon Oil Corp.	42,628
125	Marathon Petroleum Corp.	11,304
2,954	Occidental Petroleum Corp.	238,112
442	Phillips 66	31,661
55	Pioneer Natural Resources Co.	8,157
209	Southwestern Energy Co. (a)	5,712

		666,580

	Total Energy	953,626

	Financials — 15.9%
	Banks — 6.7%
12,973	Bank of America Corp.	232,086
727	BB&T Corp.	28,286
3,411	Citigroup, Inc.	184,582
299	East West Bancorp, Inc.	11,590
117	SunTrust Banks, Inc.	4,910
333	SVB Financial Group (a)	38,614
6,241	Wells Fargo & Co.	342,115

		842,183

	Capital Markets — 4.5%
69	Affiliated Managers Group, Inc. (a)	14,601
215	Ameriprise Financial, Inc.	28,436
187	BlackRock, Inc.	66,767
2,746	Charles Schwab Corp. (The)	82,896
234	Goldman Sachs Group, Inc. (The)	45,366
1,966	Invesco Ltd.	77,695
5,096	Morgan Stanley	197,725
460	State Street Corp.	36,088
366	TD Ameritrade Holding Corp.	13,085

		562,659

	Consumer Finance — 0.1%
335	Santander Consumer USA Holdings, Inc.	6,575

	Diversified Financial Services — 0.2%
130	Intercontinental Exchange, Inc.	28,543

	Insurance — 3.8%
1,605	ACE Ltd., (Switzerland)	184,337
1,251	American International Group, Inc.	70,055
784	Hartford Financial Services Group, Inc. (The)	32,694
1,399	Marsh & McLennan Cos., Inc.	80,072
1,673	MetLife, Inc.	90,499
382	Willis Group Holdings plc, (United Kingdom)	17,105

		474,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.6%
45	Boston Properties, Inc.	5,775
928	Prologis, Inc.	39,947
141	Simon Property Group, Inc.	25,605
52	Vornado Realty Trust	6,131

		77,458

	Total Financials	1,992,180

	Health Care — 14.7%
	Biotechnology — 3.8%
230	Alexion Pharmaceuticals, Inc. (a)	42,599
473	Biogen Idec, Inc. (a)	160,621
1,138	Celgene Corp. (a)	127,282
672	Gilead Sciences, Inc. (a)	63,344
663	Vertex Pharmaceuticals, Inc. (a)	78,720

		472,566

	Health Care Equipment & Supplies — 1.7%
1,474	Abbott Laboratories	66,356
6,301	Boston Scientific Corp. (a)	83,487
211	Covidien plc, (Ireland)	21,563
409	Stryker Corp.	38,616

		210,022

	Health Care Providers & Services — 3.6%
139	Aetna, Inc.	12,347
57	Centene Corp. (a)	5,912
100	Cigna Corp.	10,279
834	Humana, Inc.	119,831
547	McKesson Corp.	113,514
1,893	UnitedHealth Group, Inc.	191,383

		453,266

	Pharmaceuticals — 5.6%
83	Actavis plc (a)	21,404
51	Allergan, Inc.	10,861
2,447	Bristol-Myers Squibb Co.	144,465
3,537	Johnson & Johnson	369,907
2,454	Merck & Co., Inc.	139,342
82	Perrigo Co. plc, (Ireland)	13,658

		699,637

	Total Health Care	1,835,491

	Industrials — 11.0%
	Aerospace & Defense — 3.6%
2,467	Honeywell International, Inc.	246,542
382	L-3 Communications Holdings, Inc.	48,189
1,403	United Technologies Corp.	161,366

		456,097

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — 1.2%
601	Delta Air Lines, Inc.	29,552
1,811	United Continental Holdings, Inc. (a)	121,131

		150,683

	Building Products — 0.8%
1,185	Fortune Brands Home & Security, Inc.	53,641
1,601	Masco Corp.	40,346

		93,987

	Construction & Engineering — 0.8%
1,615	Fluor Corp.	97,900

	Electrical Equipment — 1.2%
901	Eaton Corp. plc	61,236
1,172	Emerson Electric Co.	72,325
274	Sensata Technologies Holding N.V., (Netherlands) (a)	14,350

		147,911

	Industrial Conglomerates — 0.1%
178	Danaher Corp.	15,214

	Machinery — 1.8%
136	Flowserve Corp.	8,153
505	Ingersoll-Rand plc	32,035
2,220	PACCAR, Inc.	150,998
74	Pall Corp.	7,455
7	Pentair plc, (United Kingdom)	483
230	SPX Corp.	19,782
22	WABCO Holdings, Inc. (a)	2,355

		221,261

	Road & Rail — 1.5%
170	Canadian Pacific Railway Ltd., (Canada)	32,773
1,522	CSX Corp.	55,134
845	Union Pacific Corp.	100,684

		188,591

	Total Industrials	1,371,644

	Information Technology — 21.0%
	Communications Equipment — 1.0%
78	Cisco Systems, Inc.	2,171
1,643	QUALCOMM, Inc.	122,108

		124,279

	Internet Software & Services — 4.0%
2,429	Facebook, Inc., Class A (a)	189,485
242	Google, Inc., Class A (a)	128,683
344	Google, Inc., Class C (a)	180,980

		499,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 4.0%
1,713	Accenture plc, (Ireland), Class A	152,987
176	Alliance Data Systems Corp. (a)	50,363
1,391	Cognizant Technology Solutions Corp., Class A (a)	73,245
887	Fidelity National Information Services, Inc.	55,178
69	International Business Machines Corp.	11,089
609	Visa, Inc., Class A	159,753

		502,615

	Semiconductors & Semiconductor Equipment — 4.1%
458	Applied Materials, Inc.	11,417
1,901	Avago Technologies Ltd., (Singapore)	191,215
1,339	Broadcom Corp., Class A	58,023
857	Freescale Semiconductor Ltd. (a)	21,628
1,462	KLA-Tencor Corp.	102,837
1,679	Lam Research Corp.	133,177

		518,297

	Software — 4.1%
1,602	Adobe Systems, Inc. (a)	116,486
489	Citrix Systems, Inc. (a)	31,187
6,054	Microsoft Corp.	281,219
1,872	Oracle Corp.	84,187

		513,079

	Technology Hardware, Storage & Peripherals — 3.8%
4,213	Apple, Inc.	465,017
27	EMC Corp.	818
306	Hewlett-Packard Co.	12,265

		478,100

	Total Information Technology	2,635,518

	Materials — 3.5%
	Chemicals — 2.0%
25	Albemarle Corp.	1,489
409	Axiall Corp.	17,380
964	Dow Chemical Co. (The)	43,986
1,020	E.I. du Pont de Nemours & Co.	75,449
2,390	Mosaic Co. (The)	109,111

		247,415

	Construction Materials — 0.0% (g)
41	Martin Marietta Materials, Inc.	4,514

	Containers & Packaging — 0.3%
500	Crown Holdings, Inc. (a)	25,457
322	Sealed Air Corp.	13,664

		39,121

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — 1.2%
7,213	Alcoa, Inc.	113,890
1,421	United States Steel Corp.	38,006

		151,896

	Total Materials	442,946

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
2,979	Verizon Communications, Inc.	139,369

	Utilities — 2.4%
	Electric Utilities — 1.6%
568	Edison International	37,175
44	Entergy Corp.	3,862
1,435	Exelon Corp.	53,194
706	NextEra Energy, Inc.	75,065
897	PPL Corp.	32,601

		201,897

	Multi-Utilities — 0.8%
1,227	CenterPoint Energy, Inc.	28,744
618	Dominion Resources, Inc.	47,525
505	NiSource, Inc.	21,413
105	PG&E Corp.	5,590

		103,272

	Total Utilities	305,169

	Total Common Stocks (Cost $8,923,019)	12,368,195

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
408,515	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $408,515)	408,515

	Total Investments — 102.0% (Cost $9,331,534)	12,776,710
	Liabilities in Excess of Other Assets — (2.0)% (c)	(254,013)

	NET ASSETS — 100.0%	$12,522,697

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,014	E-mini S&P 500	03/20/15	$104,057	$(1,164)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	47

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand shares or contracts.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$5,414,446		$318,061		$73,909
Investments in affiliates, at value	207,918		10,350		4,951

Total investment securities, at value	5,622,364		328,411		78,860
Cash	—	(a)	—		—
Receivables:
Investment securities sold	124,841		—		—
Fund shares sold	12,199		265		83
Dividends from non-affiliates	4,145		126		26
Dividends from affiliates	4		1		—	(a)
Other assets	—		9		—

Total Assets	5,763,553		328,812		78,969

LIABILITIES:
Payables:
Investment securities purchased	299,279		—		—
Fund shares redeemed	10,194		64		—
Variation margin on futures contracts	595		—		—
Accrued liabilities:
Investment advisory fees	1,146		157		38
Administration fees	366		16		2
Shareholder servicing fees	102		64		17
Distribution fees	66		10		1
Custodian and accounting fees	39		13		13
Trustees’ and Chief Compliance Officer’s fees	7		—	(a)	—	(a)
Registration Fee	—		7		14
Audit fees	13		18		13
Other	13		7		7

Total Liabilities	311,820		356		105

Net Assets	$5,451,733		$328,456		$78,864

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$4,648,039	$276,984	$71,605
Accumulated undistributed (distributions in excess of) net investment income	889	(1,122)	(33)
Accumulated net realized gains (losses)	142,424	(3,750)	(470)
Net unrealized appreciation (depreciation)	660,381	56,344	7,762

Total Net Assets	$5,451,733	$328,456	$78,864

Net Assets:
Class A	$321,069	$27,593	$999
Class C	—	7,465	600
Class R5	—	46	—
Class R6	4,322,692	—	—
Institutional Class	553,151	—	—
Select Class	254,821	293,352	77,265

Total	$5,451,733	$328,456	$78,864

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,643	1,146	41
Class C	—	321	25
Class R5	—	2	—
Class R6	182,476	—	—
Institutional Class	23,355	—	—
Select Class	10,747	11,966	3,170

Net Asset Value (a):
Class A — Redemption price per share	$23.53	$24.08	$24.24
Class C — Offering price per share (b)	—	23.24	23.87
Class R5 — Offering and redemption price per share	—	24.86	—
Class R6 — Offering and redemption price per share	23.69	—	—
Institutional Class — Offering and redemption price per share	23.68	—	—
Select Class — Offering and redemption price per share	23.71	24.51	24.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.83	$25.41	$25.58

Cost of investments in non-affiliates	$4,755,115	$261,717	$66,147
Cost of investments in affiliates	207,918	10,350	4,951

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$8,891,728	$477,193		$137,972
Investments in affiliates, at value	90,194	15,806		3,901

Total investment securities, at value	8,981,922	492,999		141,873
Cash	—	—		1
Deposits at broker for futures contracts	—	—		255
Receivables:
Investment securities sold	1,948	174		2,671
Fund shares sold	75,345	342		369
Dividends from non-affiliates	20,015	667		177
Dividends from affiliates	8	—	(a)	—	(a)

Total Assets	9,079,238	494,182		145,346

LIABILITIES:
Payables:
Investment securities purchased	—	1,904		4,116
Fund shares redeemed	7,775	440		627
Variation margin on futures contracts	—	—		47
Outstanding options written, at fair value	—	—		2,641
Accrued liabilities:
Investment advisory fees	2,998	163		18
Administration fees	620	34		5
Shareholder servicing fees	1,524	103		28
Distribution fees	1,218	105		14
Custodian and accounting fees	104	15		21
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	1
Other	881	173		41

Total Liabilities	15,123	2,937		7,559

Net Assets	$9,064,115	$491,245		$137,787

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$7,106,458	$314,201	$132,375
Accumulated undistributed (distributions in excess of) net investment income	1,638	156	(10)
Accumulated net realized gains (losses)	(226)	5,519	(2,383)
Net unrealized appreciation (depreciation)	1,956,245	171,369	7,805

Total Net Assets	$9,064,115	$491,245	$137,787

Net Assets:
Class A	$2,765,330	$436,305	$64,641
Class B	3,390	2,435	—
Class C	985,499	19,435	838
Class R2	42,349	—	—
Class R5	421,355	—	439
Class R6	719,104	—	439
Select Class	4,127,088	33,070	71,430

Total	$9,064,115	$491,245	$137,787

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	196,611	9,462	3,932
Class B	243	54	—
Class C	70,984	458	51
Class R2	3,017	—	—
Class R5	29,522	—	27
Class R6	50,413	—	27
Select Class	289,262	687	4,337

Net Asset Value (a):
Class A — Redemption price per share	$14.07	$46.11	$16.44
Class B — Offering price per share (b)	13.96	44.98	—
Class C — Offering price per share (b)	13.88	42.48	16.43
Class R2 — Offering and redemption price per share	14.04	—	—
Class R5 — Offering and redemption price per share	14.27	—	16.48
Class R6 — Offering and redemption price per share	14.26	—	16.48
Select Class — Offering and redemption price per share	14.27	48.12	16.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.85	$48.66	$17.35

Cost of investments in non-affiliates	$6,935,483	$305,824	$130,225
Cost of investments in affiliates	90,194	15,806	3,901
Premiums paid from options written	—	—	2,671

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,046,245		$808,500		$12,368,195
Investments in affiliates, at value	369,617		9,682		408,515

Total investment securities, at value	15,415,862		818,182		12,776,710
Cash	—	(a)	1		5
Deposits at broker for futures contracts	—		—		1,989
Receivables:
Investment securities sold	—		2,138		11,614
Fund shares sold	19,237		128		43,655
Dividends from non-affiliates	3,254		1,296		14,122
Dividends from affiliates	18		—	(a)	7

Total Assets	15,438,371		821,745		12,848,102

LIABILITIES:
Payables:
Investment securities purchased	—		1,764		242,774
Fund shares redeemed	83,669		294		73,687
Variation margin on futures contracts	—		—		1,315
Accrued liabilities:
Investment advisory fees	6,479		281		3,923
Administration fees	1,073		58		835
Shareholder servicing fees	1,387		157		845
Distribution fees	1,484		29		463
Custodian and accounting fees	269		24		214
Trustees’ and Chief Compliance Officer’s fees	3		7		3
Other	3,728		135		1,346

Total Liabilities	98,092		2,749		325,405

Net Assets	$15,340,279		$818,996		$12,522,697

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,105,613	$654,359	$9,215,500
Accumulated undistributed (distributions in excess of) net investment income	(36,753)	317	3,634
Accumulated net realized gains (losses)	204,654	16,197	(140,449)
Net unrealized appreciation (depreciation)	5,066,765	148,123	3,444,012

Total Net Assets	$15,340,279	$818,996	$12,522,697

Net Assets:
Class A	$4,856,933	$93,921	$1,261,541
Class B	6,583	1,543	4,096
Class C	555,706	13,384	208,067
Class R2	238,983	612	152,134
Class R5	1,384,375	4,426	489,662
Class R6	2,837,976	1,553	2,663,467
Institutional Class	—	—	4,590,886
Select Class	5,459,723	703,557	3,152,844

Total	$15,340,279	$818,996	$12,522,697

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	140,646	6,289	86,921
Class B	218	105	287
Class C	18,553	922	14,682
Class R2	7,021	41	10,550
Class R5	39,691	298	33,631
Class R6	81,214	105	182,746
Institutional Class	—	—	315,490
Select Class	157,799	47,824	216,985

Net Asset Value (a):
Class A — Redemption price per share	$34.53	$14.93	$14.51
Class B — Offering price per share (b)	30.25	14.67	14.27
Class C — Offering price per share (b)	29.95	14.52	14.17
Class R2 — Offering and redemption price per share	34.04	14.88	14.42
Class R5 — Offering and redemption price per share	34.88	14.85	14.56
Class R6 — Offering and redemption price per share	34.94	14.78	14.57
Institutional Class — Offering and redemption price per share	—	—	14.55
Select Class — Offering and redemption price per share	34.60	14.71	14.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.44	$15.76	$15.31

Cost of investments in non-affiliates	$9,979,480	$660,377	$8,923,019
Cost of investments in affiliates	369,617	9,682	408,515

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—	$—
Dividend income from non-affiliates	42,490	871	402
Dividend income from affiliates	11	1	—	(a)

Total investment income	42,503	872	402

EXPENSES:
Investment advisory fees	6,130	928	250
Administration fees	2,023	128	32
Distribution fees:
Class A	319	28	1
Class C	—	23	1
Shareholder servicing fees:
Class A	319	28	1
Class C	—	8	—	(a)
Class R5	—	— (a)	—
Institutional Class	230	—	—
Select Class	294	351	95
Custodian and accounting fees	58	16	15
Professional fees	49	23	22
Trustees’ and Chief Compliance Officer’s fees	27	1	—	(a)
Printing and mailing costs	41	8	2
Registration and filing fees	93	37	18
Transfer agent fees	302	42	5
Other	45	6	5

Total expenses	9,930	1,627	447

Less fees waived	(288)	(62)	(63)

Net expenses	9,642	1,565	384

Net investment income (loss)	32,861	(693)	18

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	317,136	(2,580)	190
Futures	3,746	—	—

Net realized gain (loss)	320,882	(2,580)	190

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(22,998)	10,932	2,611
Futures	697	—	—

Change in net unrealized appreciation/depreciation	(22,301)	10,932	2,611

Net realized/unrealized gains (losses)	298,581	8,352	2,801

Change in net assets resulting from operations	$331,442	$7,659	$2,819

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$130,644	$6,072	$728
Dividend income from affiliates	33	1	— (a)

Total investment income	130,677	6,073	728

EXPENSES:
Investment advisory fees	16,378	947	81
Administration fees	3,378	195	27
Distribution fees:
Class A	3,163	530	36
Class B	14	9	—
Class C	3,285	63	2
Class R2	88	—	—
Shareholder servicing fees:
Class A	3,163	530	36
Class B	5	3	—
Class C	1,095	21	— (a)
Class R2	44	—	—
Class R5	86	—	— (a)
Select Class	4,743	38	44
Custodian and accounting fees	119	16	18
Professional fees	65	25	45
Trustees’ and Chief Compliance Officer’s fees	40	3	1
Printing and mailing costs	225	25	2
Registration and filing fees	143	32	43
Transfer agent fees	2,170	231	5
Offering costs	—	—	48
Other	38	20	3

Total expenses	38,242	2,688	391

Less fees waived	(642)	(6)	(103)
Less expense reimbursements	(8)	—	(58)

Net expenses	37,592	2,682	230

Net investment income (loss)	93,085	3,391	498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	87,660	20,162	(2,932)
Futures	—	—	550
Options written	—	—	121

Net realized gain (loss)	87,660	20,162	(2,261)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	338,075	4,602	7,448
Futures	—	—	28
Options Written	—	—	30

Change in net unrealized appreciation/depreciation	338,075	4,602	7,506

Net realized/unrealized gains (losses)	425,735	24,764	5,245

Change in net assets resulting from operations	$518,820	$28,155	$5,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$51,092	$8,999	$124,963
Dividend income from affiliates	51	2	17

Total investment income	51,143	9,001	124,980

EXPENSES:
Investment advisory fees	38,006	1,683	22,813
Administration fees	6,271	347	4,705
Distribution fees:
Class A	6,069	116	1,519
Class B	26	6	16
Class C	2,025	47	712
Class R2	558	1	349
Shareholder servicing fees:
Class A	6,069	116	1,519
Class B	9	2	5
Class C	675	15	238
Class R2	279	1	174
Class R5	351	1	116
Institutional Class	—	—	2,228
Select Class	6,716	857	3,021
Custodian and accounting fees	259	23	218
Interest expense to affiliates	—	— (a)	—
Professional fees	114	29	72
Trustees’ and Chief Compliance Officer’s fees	67	— (a)	51
Printing and mailing costs	537	17	342
Registration and filing fees	152	42	145
Transfer agent fees	6,223	75	2,595
Other	107	15	484

Total expenses	74,513	3,393	41,322

Less fees waived	(3,754)	(73)	(1,956)

Net expenses	70,759	3,320	39,366

Net investment income (loss)	(19,616)	5,681	85,614

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	422,178	59,920	520,621
Futures	—	—	11,963

Net realized gain (loss)	422,178	59,920	532,584

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	804,442	(11,747)	141,244
Futures	—	—	(1,654)

Change in net unrealized appreciation/depreciation	804,442	(11,747)	139,590

Net realized/unrealized gains (losses)	1,226,620	48,173	672,174

Change in net assets resulting from operations	$1,207,004	$53,854	$757,788

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,861	$46,521	$(693)	$(708)
Net realized gain (loss)	320,882	240,349	(2,580)	7,600
Change in net unrealized appreciation/depreciation	(22,301)	433,169	10,932	30,946

Change in net assets resulting from operations	331,442	720,039	7,659	37,838

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,323)	(1,624)	—	—
From net realized gains	(19,848)	(9,242)	(413)	—
Class C
From net realized gains	—	—	(111)	—
Class R5
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(27,090)	(39,209)	—	—
From net realized gains	(266,822)	(139,746)	—	—
Institutional Class
From net investment income	(3,037)	(4,083)	—	—
From net realized gains	(32,068)	(16,849)	—	—
Select Class
From net investment income	(1,353)	(775)	—	—
From net realized gains	(15,846)	(3,550)	(4,260)	—

Total distributions to shareholders	(367,387)	(215,078)	(4,785)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,209,692	1,946,173	42,817	142,647

NET ASSETS:
Change in net assets	1,173,747	2,451,134	45,691	180,485
Beginning of period	4,277,986	1,826,852	282,765	102,280

End of period	$5,451,733	$4,277,986	$328,456	$282,765

Accumulated undistributed (distributions in excess of) net investment income	$889	$831	$(1,122)	$(429)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18	$62	$93,085	$108,236
Net realized gain (loss)	190	(77)	87,660	125,411
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	2,611	4,489	338,075	934,953

Change in net assets resulting from operations	2,819	4,474	518,820	1,168,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(27,438)	(31,236)
From net realized gains	(5)	(5)	(53,724)	(30,026)
Class B
From net investment income	—	—	(28)	(50)
From net realized gains	—	—	(67)	(74)
Class C
From net investment income	—	—	(7,777)	(7,992)
From net realized gains	(4)	(2)	(18,697)	(10,640)
Class R2
From net investment income	—	—	(365)	(317)
From net realized gains	—	—	(817)	(336)
Class R5
From net investment income	—	—	(4,485)	(5,124)
From net realized gains	—	—	(7,581)	(3,803)
Class R6
From net investment income	—	—	(8,002)	(9,298)
From net realized gains	—	—	(13,082)	(7,928)
Select Class
From net investment income	(112)	— (a)	(44,891)	(54,801)
From net realized gains	(492)	(259)	(77,081)	(46,326)

Total distributions to shareholders	(614)	(266)	(264,035)	(207,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,039	64,555	1,283,801	2,056,118

NET ASSETS:
Change in net assets	6,244	68,763	1,538,586	3,016,768
Beginning of period	72,620	3,857	7,525,529	4,508,761

End of period	$78,864	$72,620	$9,064,115	$7,525,529

Accumulated undistributed (distributions in excess of) net investment income	$(33)	$62	$1,638	$1,539

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period Ended June 30, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,391	$4,949	$498	$24
Net realized gain (loss)	20,162	51,392	(2,261)	(122)
Distributions of capital gains received from investment company affiliates	—	— (b)	—	—
Change in net unrealized appreciation/depreciation	4,602	34,471	7,506	299

Change in net assets resulting from operations	28,155	90,812	5,743	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,873)	(4,431)	(229)	(4)
From net realized gains	(9,151)	—	—	—
Return of capital	—	—	—	(1)
Class B
From net investment income	(11)	(18)	—	—
From net realized gains	(53)	—	—	—
Class C
From net investment income	(100)	(99)	(2)	— (b)
From net realized gains	(427)	—	—	—
Return of capital	—	—	—	— (b)
Class R5
From net investment income	—	—	(2)	— (b)
Return of capital	—	—	—	— (b)
Class R6
From net investment income	—	—	(2)	— (b)
Return of capital	—	—	—	(1)
Select Class
From net investment income	(234)	(332)	(270)	(23)
From net realized gains	(660)	—	—	—
Return of capital	—	—	—	(20)

Total distributions to shareholders	(13,509)	(4,880)	(505)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,731	(17,280)	127,514	4,883

NET ASSETS:
Change in net assets	27,377	68,652	132,752	5,035
Beginning of period	463,868	395,216	5,035	—

End of period	$491,245	$463,868	$137,787	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$156	$(17)	$(10)	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,616)	$(28,833)	$5,681	$9,568
Net realized gain (loss)	422,178	572,824	59,920	123,935
Distributions of capital gains received from investment company affiliates	—	1	—	4
Change in net unrealized appreciation/depreciation	804,442	2,563,782	(11,747)	35,976

Change in net assets resulting from operations	1,207,004	3,107,774	53,854	169,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(520)	(861)
From net realized gains	(85,875)	—	(13,856)	(1,655)
Class B
From net investment income	—	—	(5)	(12)
From net realized gains	(133)	—	(230)	(50)
Class C
From net investment income	—	—	(47)	(68)
From net realized gains	(11,256)	—	(2,003)	(233)
Class R2
From net investment income	—	—	(3)	(3)
From net realized gains	(3,964)	—	(87)	(14)
Class R5
From net investment income	—	—	(30)	(116)
From net realized gains	(24,104)	—	(646)	(599)
Class R6
From net investment income	—	—	(319)	(724)
From net realized gains	(50,817)	—	(6,003)	(1,655)
Select Class
From net investment income	—	—	(4,384)	(8,031)
From net realized gains	(97,149)	—	(102,872)	(21,436)

Total distributions to shareholders	(273,298)	—	(131,005)	(35,457)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(539,159)	275,053	71,700	(6,000)

NET ASSETS:
Change in net assets	394,547	3,382,827	(5,451)	128,026
Beginning of period	14,945,732	11,562,905	824,447	696,421

End of period	$15,340,279	$14,945,732	$818,996	$824,447

Accumulated undistributed (distributions in excess of) net investment income	$(36,753)	$(17,137)	$317	$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,614	$96,944
Net realized gain (loss)	532,584	736,827
Distributions of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation	139,590	1,332,466

Change in net assets resulting from operations	757,788	2,166,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,245)	(8,068)
From net realized gains	(101,441)	(67,000)
Class B
From net investment income	(15)	(13)
From net realized gains	(335)	(307)
Class C
From net investment income	(802)	(512)
From net realized gains	(16,831)	(9,496)
Class R2
From net investment income	(718)	(595)
From net realized gains	(12,128)	(6,636)
Class R5
From net investment income	(3,524)	(4,728)
From net realized gains	(39,025)	(27,833)
Class R6
From net investment income	(19,621)	(23,536)
From net realized gains	(207,916)	(124,852)
Institutional Class
From net investment income	(32,792)	(34,846)
From net realized gains	(373,132)	(245,150)
Select Class
From net investment income	(17,835)	(24,079)
From net realized gains	(194,871)	(143,301)

Total distributions to shareholders	(1,028,231)	(720,952)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,013,496	1,347,074

NET ASSETS:
Change in net assets	1,743,053	2,792,361
Beginning of period	10,779,644	7,987,283

End of period	$12,522,697	$10,779,644

Accumulated undistributed (distributions in excess of) net investment income	$3,634	$572

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$135,497	$110,205	$13,806	$18,137
Distributions reinvested	21,134	10,845	402	—
Cost of shares redeemed	(38,787)	(42,738)	(3,699)	(1,412)

Change in net assets resulting from Class A capital transactions	$117,844	$78,312	$10,509	$16,725

Class C
Proceeds from shares issued	$—	$—	$3,345	$4,982
Distributions reinvested	—	—	84	—
Cost of shares redeemed	—	—	(383)	(705)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,046	$4,277

Class R5
Proceeds from shares issued	$—	$—	$—	$4
Distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1	$4

Class R6
Proceeds from shares issued	$507,005	$1,799,308	$—	$—
Distributions reinvested	293,912	178,948	—	—
Cost of shares redeemed	(50,565)	(264,127)	—	—

Change in net assets resulting from Class R6 capital transactions	$750,352	$1,714,129	$—	$—

Institutional Class
Proceeds from shares issued	$207,404	$148,282	$—	$—
Distributions reinvested	32,075	18,575	—	—
Cost of shares redeemed	(72,528)	(45,570)	—	—

Change in net assets resulting from Institutional Class capital transactions	$166,951	$121,287	$—	$—

Select Class
Proceeds from shares issued	$195,288	$43,804	$40,380	$133,469
Distributions reinvested	6,618	3,427	3,771	—
Cost of shares redeemed	(27,361)	(14,786)	(14,890)	(11,828)

Change in net assets resulting from Select Class capital transactions	$174,545	$32,445	$29,261	$121,641

Total change in net assets resulting from capital transactions	$1,209,692	$1,946,173	$42,817	$142,647

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	5,622	5,011	573	763
Reinvested	922	507	17	—
Redeemed	(1,611)	(1,927)	(154)	(60)

Change in Class A Shares	4,933	3,591	436	703

Class C
Issued	—	—	143	214
Reinvested	—	—	4	—
Redeemed	—	—	(16)	(31)

Change in Class C Shares	—	—	131	183

Class R5
Issued	—	—	—	—	(a)
Reinvested	—	—	— (a)	—
Redeemed	—	—	—	—	(a)

Change in Class R5 Shares	—	—	— (a)	—	(a)

Class R6
Issued	20,996	82,159	—	—
Reinvested	12,718	8,286	—	—
Redeemed	(2,106)	(11,337)	—	—

Change in Class R6 Shares	31,608	79,108	—	—

Institutional Class
Issued	8,615	6,620	—	—
Reinvested	1,388	862	—	—
Redeemed	(2,978)	(2,038)	—	—

Change in Institutional Class Shares	7,025	5,444	—	—

Select Class
Issued	8,122	1,997	1,673	5,952
Reinvested	286	159	156	—
Redeemed	(1,132)	(673)	(600)	(526)

Change in Select Class Shares	7,276	1,483	1,229	5,426

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$602	$490	$722,856	$1,182,529
Distributions reinvested	6	5	78,069	59,065
Cost of shares redeemed	(50)	(167)	(477,818)	(454,907)

Change in net assets resulting from Class A capital transactions	$558	$328	$323,107	$786,687

Class B
Proceeds from shares issued	$—	$—	$161	$1,047
Distributions reinvested	—	—	89	112
Cost of shares redeemed	—	—	(892)	(1,961)

Change in net assets resulting from Class B capital transactions	$—	$—	$(642)	$(802)

Class C
Proceeds from shares issued	$485	$62	$195,921	$374,473
Distributions reinvested	4	2	21,952	15,425
Cost of shares redeemed	(28)	(12)	(63,683)	(89,920)

Change in net assets resulting from Class C capital transactions	$461	$52	$154,190	$299,978

Class R2
Proceeds from shares issued	$—	$—	$16,755	$19,772
Distributions reinvested	—	—	1,153	652
Cost of shares redeemed	—	—	(5,433)	(8,361)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12,475	$12,063

Class R5
Proceeds from shares issued	$—	$—	$126,872	$133,602
Distributions reinvested	—	—	10,604	8,807
Cost of shares redeemed	—	—	(34,152)	(103,835)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$103,324	$38,574

Class R6
Proceeds from shares issued	$—	$—	$186,452	$392,844
Distributions reinvested	—	—	18,741	14,091
Cost of shares redeemed	—	—	(56,453)	(150,821)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$148,740	$256,114

Select Class
Proceeds from shares issued	$9,955	$74,941	$897,911	$1,343,746
Distributions reinvested	41	100	71,865	51,006
Cost of shares redeemed	(6,976)	(10,866)	(427,169)	(731,248)

Change in net assets resulting from Select Class capital transactions	$3,020	$64,175	$542,607	$663,504

Total change in net assets resulting from capital transactions	$4,039	$64,555	$1,283,801	$2,056,118

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	25	22	52,740	93,449
Reinvested	— (a)	— (a)	5,648	4,669
Redeemed	(2)	(7)	(34,608)	(35,883)

Change in Class A Shares	23	15	23,780	62,235

Class B
Issued	—	—	12	85
Reinvested	—	—	6	9
Redeemed	—	—	(65)	(156)

Change in Class B Shares	—	—	(47)	(62)

Class C
Issued	20	4	14,377	30,145
Reinvested	— (a)	— (a)	1,610	1,238
Redeemed	(1)	(1)	(4,703)	(7,181)

Change in Class C Shares	19	3	11,284	24,202

Class R2
Issued	—	—	1,221	1,554
Reinvested	—	—	84	52
Redeemed	—	—	(395)	(649)

Change in Class R2 Shares	—	—	910	957

Class R5
Issued	—	—	8,987	10,246
Reinvested	—	—	756	687
Redeemed	—	—	(2,435)	(8,034)

Change in Class R5 Shares	—	—	7,308	2,899

Class R6
Issued	—	—	13,303	30,669
Reinvested	—	—	1,336	1,095
Redeemed	—	—	(4,056)	(11,733)

Change in Class R6 Shares	—	—	10,583	20,031

Select Class
Issued	415	3,320	64,312	104,808
Reinvested	2	5	5,126	3,973
Redeemed	(291)	(475)	(30,571)	(56,929)

Change in Select Class Shares	126	2,850	38,867	51,852

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Period Ended June 30, 2014 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,387	$31,727	$62,846	$1,573
Distributions reinvested	11,546	4,239	229	4
Cost of shares redeemed	(30,188)	(50,548)	(1,971)	(1,009)

Change in net assets resulting from Class A capital transactions	$3,745	$(14,582)	$61,104	$568

Class B
Proceeds from shares issued	$75	$86	$—	$—
Distributions reinvested	64	18	—	—
Cost of shares redeemed	(438)	(996)	—	—

Change in net assets resulting from Class B capital transactions	$(299)	$(892)	$—	$—

Class C
Proceeds from shares issued	$5,743	$6,964	$764	$50
Distributions reinvested	472	89	2	—	(b)
Cost of shares redeemed	(1,885)	(2,395)	— (b)	—

Change in net assets resulting from Class C capital transactions	$4,330	$4,658	$766	$50

Class R5
Proceeds from shares issued	$—	$—	$373	$50
Distributions reinvested	—	—	2	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$375	$51

Class R6
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	2	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$376	$51

Select Class
Proceeds from shares issued	$5,703	$19,582	$67,324	$4,125
Distributions reinvested	767	296	265	38
Cost of shares redeemed	(1,515)	(26,342)	(2,696)	—

Change in net assets resulting from Select Class capital transactions	$4,955	$(6,464)	$64,893	$4,163

Total change in net assets resulting from capital transactions	$12,731	$(17,280)	$127,514	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)		Period Ended June 30, 2014 (a)
SHARE TRANSACTIONS:
Class A
Issued	494	791	4,004		100
Reinvested	257	102	14		—	(b)
Redeemed	(674)	(1,258)	(122)		(64)

Change in Class A Shares	77	(365)	3,896		36

Class B
Issued	1	2	—		—
Reinvested	2	— (b)	—		—
Redeemed	(10)	(25)	—		—

Change in Class B Shares	(7)	(23)	—		—

Class C
Issued	138	187	48		3
Reinvested	11	2	—	(b)	—	(b)
Redeemed	(45)	(65)	—	(b)	—

Change in Class C Shares	104	124	48		3

Class R5
Issued	—	—	24		3
Reinvested	—	—	—	(b)	—	(b)

Change in Class R5 Shares	—	—	24		3

Class R6
Issued	—	—	24		3
Reinvested	—	—	—	(b)	—	(b)

Change in Class R6 Shares	—	—	24		3

Select Class
Issued	122	473	4,214		270
Reinvested	16	7	16		3
Redeemed	(33)	(643)	(166)		—

Change in Select Class Shares	105	(163)	4,064		273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$475,974	$2,726,496	$7,656	$15,561
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,595
Distributions reinvested	80,373	—	13,856	2,439
Cost of shares redeemed	(1,040,158)	(1,431,629)	(10,943)	(15,944)

Change in net assets resulting from Class A capital transactions	$(483,811)	$1,294,867	$10,569	$44,651

Class B
Proceeds from shares issued	$59	$146	$30	$33
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,079
Distributions reinvested	131	—	225	57
Cost of shares redeemed	(1,479)	(3,925)	(460)	(769)

Change in net assets resulting from Class B capital transactions	$(1,289)	$(3,779)	$(205)	$400

Class C
Proceeds from shares issued	$46,679	$118,910	$2,240	$3,724
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	3,188
Distributions reinvested	7,502	—	1,845	268
Cost of shares redeemed	(52,296)	(90,812)	(1,043)	(1,946)

Change in net assets resulting from Class C capital transactions	$1,885	$28,098	$3,042	$5,234

Class R2
Proceeds from shares issued	$44,323	$62,282	$181	$194
Distributions reinvested	3,119	—	62	10
Cost of shares redeemed	(43,583)	(78,278)	(28)	(196)

Change in net assets resulting from Class R2 capital transactions	$3,859	$(15,996)	$215	$8

Class R5
Proceeds from shares issued	$159,237	$365,422	$477	$514
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	2,180
Distributions reinvested	22,865	—	492	690
Cost of shares redeemed	(288,518)	(413,385)	(572)	(19,905)

Change in net assets resulting from Class R5 capital transactions	$(106,416)	$(47,963)	$397	$(16,521)

Class R6
Proceeds from shares issued	$308,617	$665,288	$2,025	$4,941
Distributions reinvested	48,411	—	6,322	2,379
Cost of shares redeemed	(405,000)	(692,012)	(54,453)	(8,427)

Change in net assets resulting from Class R6 capital transactions	$(47,972)	$(26,724)	$(46,106)	$(1,107)

Select Class
Proceeds from shares issued	$822,111	$1,132,582	$32,903	$29,098
Distributions reinvested	69,462	—	106,574	27,502
Cost of shares redeemed	(796,988)	(2,086,032)	(35,689)	(95,265)

Change in net assets resulting from Select Class capital transactions	$94,585	$(953,450)	$103,788	$(38,665)

Total change in net assets resulting from capital transactions	$(539,159)	$275,053	$71,700	$(6,000)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,117	94,359	461	1,021
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2,898
Reinvested	2,374	—	958	162
Redeemed	(31,117)	(47,665)	(672)	(1,042)

Change in Class A Shares	(14,626)	46,694	747	3,039

Class B
Issued	3	6	2	3
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	74
Reinvested	4	—	16	4
Redeemed	(50)	(148)	(29)	(51)

Change in Class B Shares	(43)	(142)	(11)	30

Class C
Issued	1,588	4,514	141	251
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	222
Reinvested	255	—	131	18
Redeemed	(1,788)	(3,428)	(67)	(131)

Change in Class C Shares	55	1,086	205	360

Class R2
Issued	1,318	2,078	12	12
Reinvested	94	—	4	1
Redeemed	(1,327)	(2,597)	(2)	(13)

Change in Class R2 Shares	85	(519)	14	— (a)

Class R5
Issued	4,688	12,035	30	34
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	149
Reinvested	669	—	34	48
Redeemed	(8,424)	(13,642)	(34)	(1,358)

Change in Class R5 Shares	(3,067)	(1,607)	30	(1,127)

Class R6
Issued	9,027	22,243	122	329
Reinvested	1,413	—	441	161
Redeemed	(11,848)	(22,612)	(3,548)	(557)

Change in Class R6 Shares	(1,408)	(369)	(2,985)	(67)

Select Class
Issued	24,519	37,768	2,071	1,976
Reinvested	2,047	—	7,476	1,868
Redeemed	(23,678)	(67,981)	(2,107)	(6,280)

Change in Select Class Shares	2,888	(30,213)	7,440	(2,436)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$207,431	$383,521
Distributions reinvested	96,062	67,082
Cost of shares redeemed	(184,443)	(308,374)

Change in net assets resulting from Class A capital transactions	$119,050	$142,229

Class B
Proceeds from shares issued	$40	$178
Distributions reinvested	331	305
Cost of shares redeemed	(429)	(1,374)

Change in net assets resulting from Class B capital transactions	$(58)	$(891)

Class C
Proceeds from shares issued	$39,299	$59,625
Distributions reinvested	16,003	9,127
Cost of shares redeemed	(16,812)	(25,641)

Change in net assets resulting from Class C capital transactions	$38,490	$43,111

Class R2
Proceeds from shares issued	$32,763	$54,604
Distributions reinvested	11,764	6,417
Cost of shares redeemed	(14,906)	(22,308)

Change in net assets resulting from Class R2 capital transactions	$29,621	$38,713

Class R5
Proceeds from shares issued	$77,890	$141,144
Distributions reinvested	35,455	28,688
Cost of shares redeemed	(54,058)	(250,658)

Change in net assets resulting from Class R5 capital transactions	$59,287	$(80,826)

Class R6
Proceeds from shares issued	$382,939	$764,394
Distributions reinvested	223,682	140,851
Cost of shares redeemed	(277,638)	(184,568)

Change in net assets resulting from Class R6 capital transactions	$328,983	$720,677

Institutional Class
Proceeds from shares issued	$680,724	$3,312,906
Distributions reinvested	360,252	242,236
Cost of shares redeemed	(514,876)	(874,872)

Change in net assets resulting from Institutional Class capital transactions	$526,100	$2,680,270

Select Class
Proceeds from shares issued	$902,954	$703,654
Distributions reinvested	200,535	155,534
Cost of shares redeemed	(191,466)	(3,055,397)

Change in net assets resulting from Select Class capital transactions	$912,023	$(2,196,209)

Total change in net assets resulting from capital transactions	$2,013,496	$1,347,074

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	U.S. Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	13,818	27,421
Reinvested	6,771	4,947
Redeemed	(12,250)	(22,134)

Change in Class A Shares	8,339	10,234

Class B
Issued	2	13
Reinvested	24	23
Redeemed	(28)	(101)

Change in Class B Shares	(2)	(65)

Class C
Issued	2,677	4,349
Reinvested	1,158	690
Redeemed	(1,147)	(1,871)

Change in Class C Shares	2,688	3,168

Class R2
Issued	2,189	3,941
Reinvested	835	476
Redeemed	(1,001)	(1,596)

Change in Class R2 Shares	2,023	2,821

Class R5
Issued	5,191	9,994
Reinvested	2,489	2,106
Redeemed	(3,566)	(18,145)

Change in Class R5 Shares	4,114	(6,045)

Class R6
Issued	25,503	54,986
Reinvested	15,678	10,318
Redeemed	(18,193)	(13,029)

Change in Class R6 Shares	22,988	52,275

Institutional Class
Issued	45,077	229,320
Reinvested	25,308	17,794
Redeemed	(34,265)	(62,503)

Change in Institutional Class Shares	36,120	184,611

Select Class
Issued	62,312	51,196
Reinvested	14,107	11,454
Redeemed	(12,650)	(212,173)

Change in Select Class Shares	63,769	(149,523)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.73	$0.11	(f)	$1.40	$1.51	$(0.11)	$(1.60)	$(1.71)
Year Ended June 30, 2014	20.27	0.23	(f)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	23.85	0.17	(f)	1.43	1.60	(0.16)	(1.60)	(1.76)
Year Ended June 30, 2014	20.36	0.34	(f)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	23.85	0.16	(f)	1.42	1.58	(0.15)	(1.60)	(1.75)
Year Ended June 30, 2014	20.36	0.32	(f)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	23.88	0.14	(f)	1.42	1.56	(0.13)	(1.60)	(1.73)
Year Ended June 30, 2014	20.39	0.28	(f)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.53	6.59%	$321,069	0.85%	0.90%	0.90%	71%
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169

23.69	6.93	4,322,692	0.35	1.39	0.35	71
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169

23.68	6.85	553,151	0.45	1.27	0.47	71
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169

23.71	6.77	254,821	0.60	1.13	0.62	71
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.95	$(0.08	)(f)(g)	$0.58	$0.50	$(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.19	(0.14	)(f)(g)	0.56	0.42	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	24.65	(0.03	)(f)(g)	0.61	0.58	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	24.34	(0.05	)(f)(g)	0.59	0.54	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among Classes due to the timing of recognition of income and changes in the relative size of the Classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.08	2.12%	$27,593	1.23%	(0.66	)%(g)	1.32%	38%
23.95	26.45	16,996	1.24	(0.30	)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39

23.24	1.84	7,465	1.73	(1.16	)(g)	1.80	38
23.19	25.83	4,416	1.74	(0.86	)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39

24.86	2.38	46	0.78	(0.22	)(g)	0.81	38
24.65	26.93	45	0.80	(0.17	)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39

24.51	2.25	293,352	0.98	(0.42	)(g)	1.01	38
24.34	26.77	261,308	1.00	(0.35	)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$23.56	$(0.03	)(g)	$0.89	$0.86	$(0.02)	$(0.16)	$(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(g)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.24	(0.09	)(g)	0.88	0.79	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(g)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	23.67	0.01	(g)	0.89	0.90	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(g)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011(h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$24.24	3.67%	$999	1.24%	(0.21)%	1.44%	24%
23.56	25.43	423	1.24	(0.10)	2.11	76
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

23.87	3.40	600	1.74	(0.72)	1.91	24
23.24	24.86	133	1.74	(0.67)	2.82	76
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

24.37	3.79	77,265	0.99	0.05	1.16	24
23.67	25.75	72,064	0.99	0.19	1.51	76
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.66	$0.15	(f)(g)	$0.69	$0.84	$(0.15)	$(0.28)	$(0.43)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Class B
Six Months Ended December 31, 2014 (Unaudited)	13.56	0.11	(f)(g)	0.68	0.79	(0.11)	(0.28)	(0.39)
Year Ended June 30, 2014	11.54	0.15	(f)	2.24	2.39	(0.15)	(0.22)	(0.37)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Class C
Six Months Ended December 31, 2014 (Unaudited)	13.49	0.11	(f)(g)	0.68	0.79	(0.12)	(0.28)	(0.40)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Class R2
Six Months Ended December 31, 2014 (Unaudited)	13.64	0.14	(f)(g)	0.67	0.81	(0.13)	(0.28)	(0.41)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (i) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	13.85	0.19	(f)(g)	0.68	0.87	(0.17)	(0.28)	(0.45)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (i) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	13.84	0.19	(f)(g)	0.69	0.88	(0.18)	(0.28)	(0.46)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (i) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2014 (Unaudited)	13.85	0.17	(f)(g)	0.69	0.86	(0.16)	(0.28)	(0.44)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.07	6.18%	$2,765,330	1.04%	2.16	%(g)	1.07%	10%
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43

13.96	5.90	3,390	1.54	1.57	(g)	1.57	10
13.56	20.99	3,932	1.52	1.17		1.56	20
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43

13.88	5.88	985,499	1.54	1.66	(g)	1.55	10
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43

14.04	6.01	42,349	1.29	1.97	(g)	1.34	10
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

14.27	6.39	421,355	0.59	2.63	(g)	0.60	10
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

14.26	6.42	719,104	0.52	2.68	(g)	0.53	10
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

14.27	6.29	4,127,088	0.79	2.40	(g)	0.79	10
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $0.07, $0.07, $0.09, $0.14, $0.15 and $0.13 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.55%, 0.96%, 1.05%, 1.36%, 2.02%, 2.07% and 1.79% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$44.70	$0.33	(f)(g)	$2.38	$2.71	$(0.31)	$(0.99)	$(1.30)
Year Ended June 30, 2014	36.53	0.47	(f)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)	—	(0.34)

Class B
Six Months Ended December 31, 2014 (Unaudited)	43.65	0.20	(f)(g)	2.33	2.53	(0.21)	(0.99)	(1.20)
Year Ended June 30, 2014	35.68	0.25	(f)	7.99	8.24	(0.27)	—	(0.27)
Year Ended June 30, 2013	28.76	0.23	(f)	6.94	7.17	(0.25)	—	(0.25)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2014 (Unaudited)	41.31	0.20	(f)(g)	2.19	2.39	(0.23)	(0.99)	(1.22)
Year Ended June 30, 2014	33.83	0.25	(f)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)	—	(0.25)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	46.58	0.41	(f)(g)	2.47	2.88	(0.35)	(0.99)	(1.34)
Year Ended June 30, 2014	38.03	0.58	(f)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.12, $0.13 and $0.32 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.08%, 0.55%, 0.60% and 1.34% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$46.11	6.15%	$436,305	1.13%	1.44	%(g)	1.13%	21%
44.70	23.74	419,465	1.13	1.16		1.15	42
36.53	25.65	356,127	1.15	1.23		1.16	35
29.43	5.45	293,520	1.19	1.28		1.19	28
28.26	28.03	306,850	1.19	1.07		1.19	23
22.30	16.25	266,587	1.21	1.49		1.21	41

44.98	5.88	2,435	1.64	0.91	(g)	1.64	21
43.65	23.14	2,660	1.63	0.64		1.65	42
35.68	25.01	2,981	1.66	0.73		1.66	35
28.76	4.93	3,286	1.69	0.77		1.70	28
27.62	27.40	4,439	1.69	0.57		1.69	23
21.80	15.66	4,959	1.71	1.01		1.72	41

42.48	5.90	19,435	1.64	0.96	(g)	1.64	21
41.31	23.12	14,619	1.64	0.66		1.65	42
33.83	25.02	7,769	1.65	0.72		1.65	35
27.32	4.94	4,137	1.69	0.79		1.69	28
26.27	27.35	3,837	1.69	0.56		1.69	23
20.77	15.72	2,797	1.70	0.97		1.71	41

48.12	6.29	33,070	0.89	1.70	(g)	0.89	21
46.58	24.05	27,124	0.89	1.39		0.90	42
38.03	25.97	28,339	0.88	1.45		0.90	35
30.63	5.78	7,474	0.89	1.58		0.94	28
29.39	28.41	5,733	0.90	1.32		0.95	23
23.18	16.63	1,646	0.89	1.80		0.97	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$15.74	$0.12	(g)(h)	$0.64	$0.76	$(0.06)	$—	$(0.06)
December 13, 2013(i) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.07	(g)(h)	0.65	0.72	(0.05)	—	(0.05)
December 13, 2013(i) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.14	(g)(h)	0.65	0.79	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.15	(g)(h)	0.64	0.79	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	15.76	0.13	(g)(h)	0.65	0.78	(0.07)	—	(0.07)
December 13, 2013(i) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the six months ended December 31, 2014 and the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.03, $0.11, $0.11 and $0.10 for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.04%, 0.43%, 1.35%, 1.40% and 1.24% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.44	4.83%	$64,641	0.85%	1.43	%(h)	1.18%	13%
15.74	6.11	569	0.85	0.96		16.65	36

16.43	4.54	838	1.35	0.82	(h)	1.98	13
15.76	5.87	53	1.35	0.56		10.04	36

16.48	5.03	439	0.40	1.74	(h)	1.21	13
15.76	6.37	53	0.40	1.51		9.10	36

16.48	5.04	439	0.35	1.79	(h)	1.16	13
15.76	6.39	53	0.35	1.56		9.05	36

16.47	4.93	71,430	0.60	1.63	(h)	1.19	13
15.76	6.28	4,307	0.60	1.30		9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$32.49	$(0.07	)(f)	$2.73	$2.66	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	28.60	(0.14	)(f)	2.41	2.27	—	(0.62)	(0.62)
Year Ended June 30, 2014	23.01	(0.22	)(f)	5.81	5.59	—	—	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(g)	2.10	2.06	(0.01)	—	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—	—	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—	—	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	28.33	(0.13	)(f)	2.37	2.24	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	32.07	(0.11	)(f)	2.70	2.59	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	32.75	(0.01	)(f)	2.76	2.75	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.53	8.22%	$4,856,933	1.08%	(0.41)%		1.20%	9%
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61

30.25	7.98	6,583	1.58	(0.91)		1.69	9
28.60	24.29	7,472	1.58	(0.84)		1.68	39
23.01	9.81	9,278	1.59	(0.19	)(g)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61

29.95	7.95	555,706	1.58	(0.91)		1.68	9
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61

34.04	8.11	238,983	1.33	(0.66)		1.46	9
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61

34.88	8.43	1,384,375	0.72	(0.04)		0.73	9
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund (continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$32.80	$—	(f)(h)	$2.76	$2.76	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	32.52	(0.04	)(f)	2.74	2.70	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.94	8.45%	$2,837,976	0.65%	0.03%	0.65%	9%
32.80	25.43	2,709,590	0.68	0.07	0.69	39
26.15	10.87	2,170,011	0.67	0.72 (g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20	0.64	28
22.40	12.34	30,386	0.63	0.25	0.65	84

34.60	8.34	5,459,723	0.92	(0.24)	0.93	9
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39
25.99	10.58	4,811,907	0.91	0.50 (g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$16.63	$0.10	(f)	$0.84	$0.94	$(0.09)	$(2.55)	$(2.64)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)

Class B
Six Months Ended December 31, 2014 (Unaudited)	16.39	0.05	(f)	0.83	0.88	(0.05)	(2.55)	(2.60)
Year Ended June 30, 2014	13.80	0.09	(f)	3.11	3.20	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2014 (Unaudited)	16.25	0.06	(f)	0.82	0.88	(0.06)	(2.55)	(2.61)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	16.58	0.08	(f)	0.84	0.92	(0.07)	(2.55)	(2.62)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.93	6.24%	$93,921	0.93%	1.21%	1.04%	72%
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86

14.67	5.96	1,543	1.45	0.67	1.57	72
16.39	23.81	1,893	1.44	0.60	1.55	168
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86

14.52	6.00	13,384	1.45	0.71	1.55	72
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86

14.88	6.18	612	1.20	0.95	1.37	72
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$16.54	$0.13	(f)	$0.84	$0.97	$(0.11)	$(2.55)	$(2.66)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	16.48	0.13	(f)	0.84	0.97	(0.12)	(2.55)	(2.67)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.42	0.11	(f)	0.83	0.94	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.85	6.50%	$4,426	0.59%	1.57%	0.59%	72%
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86

14.78	6.48	1,553	0.53	1.61	0.53	72
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

14.71	6.33	703,557	0.78	1.37	0.78	72
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$14.92	$0.09	(f)(g)	$0.86	$0.95	$(0.09)	$(1.27)	$(1.36)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Class B
Six Months Ended December 31, 2014 (Unaudited)	14.70	0.05	(f)(g)	0.84	0.89	(0.05)	(1.27)	(1.32)
Year Ended June 30, 2014	12.62	0.04	(f)	3.05	3.09	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2014 (Unaudited)	14.61	0.06	(f)(g)	0.83	0.89	(0.06)	(1.27)	(1.33)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Class R2
Six Months Ended December 31, 2014 (Unaudited)	14.84	0.08	(f)(g)	0.84	0.92	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	14.96	0.12	(f)(g)	0.86	0.98	(0.11)	(1.27)	(1.38)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $0.02, $0.02, $0.04, $0.09, $0.09, $0.08 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.77%, 0.24%, 0.29%, 0.54%, 1.16%, 1.20%, 1.10% and 0.92% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.51	6.59%	$1,261,541	0.96%	1.24	%(g)	1.08%	42%
14.92	25.90	1,172,752	0.97	0.77		1.05	73
12.80	23.14	874,571	0.97	1.06		1.06	88
10.73	2.27	662,367	0.97	0.93		1.08	83
10.65	29.29	426,536	0.97	0.81		1.07	69
8.30	13.83	184,862	1.05	0.84		1.08	84

14.27	6.32	4,096	1.46	0.71	(g)	1.57	42
14.70	25.35	4,250	1.45	0.28		1.55	73
12.62	22.45	4,466	1.46	0.57		1.56	88
10.59	1.74	4,979	1.47	0.43		1.58	83
10.51	28.66	7,113	1.48	0.31		1.56	69
8.20	13.25	8,190	1.57	0.33		1.58	84

14.17	6.32	208,067	1.46	0.76	(g)	1.56	42
14.61	25.30	175,265	1.47	0.28		1.55	73
12.56	22.43	110,837	1.46	0.56		1.56	88
10.55	1.83	75,962	1.47	0.43		1.58	83
10.47	28.56	57,089	1.48	0.30		1.57	69
8.18	13.26	27,838	1.57	0.32		1.58	84

14.42	6.46	152,134	1.21	1.01	(g)	1.36	42
14.84	25.61	126,549	1.22	0.53		1.30	73
12.74	22.81	72,664	1.22	0.81		1.31	88
10.69	2.00	31,686	1.22	0.68		1.32	83
10.62	28.96	8,533	1.22	0.51		1.32	69
8.29	13.56	492	1.30	0.57		1.33	84

14.56	6.81	489,662	0.58	1.63	(g)	0.61	42
14.96	26.45	441,628	0.59	1.16		0.60	73
12.82	23.52	455,939	0.59	1.45		0.61	88
10.75	2.72	335,220	0.59	1.32		0.63	83
10.66	29.66	153,501	0.59	1.27		0.61	69
8.31	14.30	209,619	0.59	1.39		0.63	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$14.98	$0.13	(f)(g)	$0.84	$0.97	$(0.11)	$(1.27)	$(1.38)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (h) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	14.96	0.12	(f)(g)	0.85	0.97	(0.11)	(1.27)	(1.38)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.94	0.11	(f)(g)	0.85	0.96	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $0.02, $0.02, $0.04, $0.09, $0.09, $0.08 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.77%, 0.24%, 0.29%, 0.54%, 1.16%, 1.20%, 1.10% and 0.92% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.57	6.75%	$2,663,467	0.52%	1.67	(g)%	0.54%	42%
14.98	26.57	2,392,416	0.54	1.21		0.55	73
12.83	23.56	1,379,173	0.54	1.47		0.56	88
10.76	2.76	1,114,492	0.54	1.38		0.57	83
10.67	12.17	549,478	0.54	1.15		0.57	69

14.55	6.72	4,590,886	0.63	1.57	(g)	0.65	42
14.96	26.41	4,178,050	0.64	1.12		0.65	73
12.82	23.48	1,214,707	0.64	1.36		0.67	88
10.75	2.67	610,670	0.64	1.25		0.68	83
10.66	29.60	500,991	0.64	1.16		0.66	69
8.31	14.40	441,540	0.64	1.25		0.68	84

14.53	6.67	3,152,844	0.78	1.39	(g)	0.80	42
14.94	26.21	2,288,734	0.79	0.94		0.80	73
12.80	23.22	3,874,926	0.79	1.24		0.81	88
10.74	2.52	3,617,633	0.79	1.12		0.83	83
10.65	29.47	3,129,167	0.79	1.00		0.82	69
8.30	14.10	1,741,650	0.79	1.10		0.83	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek capital appreciation and current income. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation. Prior to July 23, 2014 the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,613,546	$8,818	$—	$5,622,364

Appreciation in Other Financial Instruments
Futures Contracts	$1,050	$—	$—	$1,050

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$328,411	$—	$—	$328,411

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$78,860	$—	$—	$78,860

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$8,981,922	$—	$—	$8,981,922

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$492,999	$—	$—	$492,999

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$141,873	$—	$—	$141,873

Liabilities
Options Written
Call Options Written	$(2,037)	$—	$—	$(2,037)
Put Options Written	(604)	—	—	(604)

Total Liabilities	$(2641)	$—	$—	$(2,641)

Appreciation in Other Financial Instruments
Futures Contracts	$28	$—	$—	$28

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,415,862	$—	$—	$15,415,862

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$97,780	$—	$—	$97,780
Consumer Staples	27,609	—	—	27,609
Energy	80,692	—	—	80,692
Financials	260,331	—	—	260,331
Health Care	113,348	—	—	113,348

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Large Cap Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Industrials	$104,515	$—	$—		$104,515
Information Technology	58,025	—	—		58,025
Materials	27,727	—	—		27,727
Telecommunication Services	5,160	—	—		5,160
Utilities	33,313	—	—		33,313

Total Common Stocks	808,500	—	—		808,500

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	9,682	—	—		9,682

Total Investments in Securities	$818,182	$—	$—	(c)	$818,182

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,882,370	$—	$—		$1,882,370
Consumer Staples	809,882	—	—		809,882
Energy	953,626	—	—		953,626
Financials	1,992,180	—	—		1,992,180
Health Care	1,835,491	—	—		1,835,491
Industrials	1,371,644	—	—		1,371,644
Information Technology	2,635,518	—	—		2,635,518
Materials	442,946	—	—		442,946
Telecommunication Services	139,369	—	—		139,369
Utilities	305,169	—	—		305,169

Total Common Stocks	12,368,195	—	—		12,368,195

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	408,515	—	—		408,515

Total Investments in Securities	$12,776,710	$—	$—	(c)	$12,776,710

Depreciation in Other Financial Instruments
Futures Contracts	$(1,164)	$—	$—		$(1,164)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The following are the values and percentages of net assets of illiquid securities as of December 31, 2014 (amounts in thousands):

	Value		Percentage
Large Cap Value Fund	$—	(a)	—%
U.S. Equity Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$64,900	$1,754	$76,653
Ending Notional Balance Long	50,181	1,745	104,057

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices and exchange-traded funds (ETFs) to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

Transactions in options written during the six months ended December 31, 2014 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	50	$37
Options written	2,987	4,354
Options expired	—	—
Options closed	(1,657)	(1,720)

Options outstanding at December 31, 2014	1,380	$2,671

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	334
Average Number of Contracts Written	669
Ending Number of Contracts Purchased	690
Ending Number of Contracts Written	1,380

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Offering and Organization Costs — Total offering costs of $105,370 incurred in connection with the offering of shares of Hedged Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights;

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$17	$—	(a)
Dynamic Growth Fund	38	10
Equity Focus Fund	1	—
Equity Income Fund	513	3

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Front-End Sales Charge	CDSC
Growth and Income Fund	$26	$—	(a)
Hedged Equity Fund	1	—
Large Cap Growth Fund	123	1
Large Cap Value Fund	6	—
U.S. Equity Fund	104	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6		Institutional Class		Select Class
Disciplined Equity Fund	0.85%		n/a		n/a		n/a		n/a		0.35%		0.45%		0.60%
Dynamic Growth Fund	1.19	*	n/a		1.69	%*	n/a		0.74	%*	n/a		n/a		0.94	*
Equity Focus Fund	1.25		n/a		1.75		n/a		n/a		n/a		n/a		1.00
Equity Income Fund	1.04		1.54%		1.54		1.29%		0.59		0.54		n/a		0.79
Growth and Income Fund	1.30		1.80		1.80		n/a		n/a		n/a		n/a		0.90
Hedged Equity Fund	0.85		n/a		1.35		n/a		0.40		0.35		n/a		0.60
Large Cap Growth Fund	1.05	**	1.55	**	1.55	**	1.30	**	0.70	**	0.65	**	n/a		0.90	**
Large Cap Value Fund	0.93		1.45		1.45		1.20		0.60		0.55		n/a		0.80
U.S. Equity Fund	0.94	+	1.44	+	1.44	+	1.19	+	0.56	+	0.51	+	0.61	+	0.76	+

*	Prior to October 31, 2014, the expense limitation for Dynamic Growth Fund Class A, Class C, Class R5 and Select Class Shares was 1.25%, 1.75%, 0.80% and 1.00%, respectively.
**	Prior to October 31, 2014, the expense limitation for Large Cap Growth Fund Class A , Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares was 1.10%, 1.60%, 1.60%, 1.35%, 0.75%, 0.70% and 0.95%, respectively.
+	Prior to October 31, 2014, the expense limitation for U.S. Equity Fund Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares was 0.97%, 1.47%, 1.47%, 1.22%, 0.59%, 0.54%, 0.64% and 0.79%, respectively.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended October 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Disciplined Equity Fund	$38	$52	$115		$205		$—
Dynamic Growth Fund	31	22	9		62		—
Equity Focus Fund	36	24	—	(a)	60		—
Equity Income Fund	109	59	329		497		8
Growth and Income Fund	—	—	—	(a)	—	(a)	—
Hedged Equity Fund	81	21	1		103		58
Large Cap Growth Fund	39	—	3,546		3,585		—
Large Cap Value Fund	2	—	60		62		—
U.S. Equity Fund	377	152	1,277		1,806		—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 were as follows (amounts in thousands):

Disciplined Equity Fund	$83
Equity Focus	3
Equity Income Fund	145
Growth and Income Fund	6
Large Cap Growth Fund	169
Large Cap Value Fund	11
U.S. Equity Fund	150

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$4,259,032	$3,394,179
Dynamic Growth Fund	150,213	112,371
Equity Focus Fund	18,290	17,945
Equity Income Fund	1,838,652	779,966
Growth and Income Fund	99,019	104,541
Hedged Equity Fund	131,571	8,385
Large Cap Growth Fund	1,322,796	2,415,617
Large Cap Value Fund	594,443	651,732
U.S. Equity Fund	5,795,668	4,741,691

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$4,963,033	$759,773	$100,442	$659,331
Dynamic Growth Fund	272,067	60,357	4,013	56,344
Equity Focus Fund	71,098	9,195	1,433	7,762
Equity Income Fund	7,025,677	1,964,381	8,136	1,956,245
Growth and Income Fund	321,630	172,580	1,211	171,369
Hedged Equity Fund	134,126	9,720	1,973	7,747
Large Cap Growth Fund	10,349,097	5,214,011	147,246	5,066,765
Large Cap Value Fund	670,059	156,223	8,100	148,123
U.S. Equity Fund	9,331,534	3,499,083	53,907	3,445,176

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Funds had pre-enactment net capital loss carryforwards of (amounts in thousands):

	2017	2018	Total
Growth and Income Fund	$—	$1,897	$1,897
Large Cap Value Fund	4,912	—	4,912	*

*	This amount does not include $1,637 of capital loss carryforwards not available due to Internal Revenue Code merger limitations.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund.

In addition, as of December 31, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	69.3%
Dynamic Growth Fund	68.9%	n/a
Large Cap Value Fund	83.9	n/a

Additionally, Dynamic Growth Fund, Large Cap Growth Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
Large Cap Value Fund				$149,358
Class A	2,698	$39,656	$14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$9,707
Net realized/unrealized gains (losses)	164,493

Change in net assets resulting from operations	$174,200

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014 and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,066.40	$4.43	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,069.30	1.83	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,068.90	2.35	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,067.70	3.13	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,021.20	6.27	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,018.90	8.80	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class R5
Actual	1,000.00	1,023.80	3.98	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Select Class
Actual	1,000.00	1,022.50	5.00	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,036.70	$6.37	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,033.60	8.92	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,037.90	5.09	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Equity Income Fund
Class A
Actual	1,000.00	1,061.10	5.40	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class B
Actual	1,000.00	1,059.00	7.99	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class C
Actual	1,000.00	1,058.80	7.99	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R2
Actual	1,000.00	1,060.10	6.70	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	1,063.90	3.07	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,064.20	2.71	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Select Class
Actual	1,000.00	1,062.90	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual	1,000.00	1,061.50	5.87	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class B
Actual	1,000.00	1,058.80	8.51	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	1,058.70	8.51	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Select Class
Actual	1,000.00	1,062.90	4.63	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,047.70	$4.39	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,045.40	6.96	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class R5
Actual	1,000.00	1,050.30	2.07	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Class R6
Actual	1,000.00	1,050.40	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Select Class
Actual	1,000.00	1,049.30	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	1,082.20	5.67	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class B
Actual	1,000.00	1,079.80	8.28	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class C
Actual	1,000.00	1,079.50	8.28	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class R2
Actual	1,000.00	1,081.10	6.98	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class R5
Actual	1,000.00	1,084.30	3.78	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class R6
Actual	1,000.00	1,084.50	3.42	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Select Class
Actual	1,000.00	1,083.40	4.83	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

Large Cap Value Fund
Class A
Actual	1,000.00	1,062.40	4.83	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class B
Actual	1,000.00	1,059.60	7.53	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class C
Actual	1,000.00	1,060.00	7.53	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R2
Actual	1,000.00	1,061.80	6.24	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R5
Actual	1,000.00	1,065.00	3.07	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Value Fund (continued)
Class R6
Actual	$1,000.00	$1,064.80	$2.76	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Select Class
Actual	1,000.00	1,063.30	4.06	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

U.S. Equity Fund
Class A
Actual	1,000.00	1,065.90	5.00	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class B
Actual	1,000.00	1,063.20	7.59	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,063.20	7.59	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R2
Actual	1,000.00	1,064.60	6.30	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,068.10	3.02	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R6
Actual	1,000.00	1,067.50	2.71	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual	1,000.00	1,067.20	3.28	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Select Class
Actual	1,000.00	1,066.70	4.06	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	113

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Proposal 2: To approve the replacement of the fundamental investment objective for the Large Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	125,187
Against	1,481
Abstain	939
Broker Non Votes	144,718

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	183,396
Against	3,938
Abstain	2,575
Broker Non Votes	71,772

Proposal 3: To approve the replacement of the fundamental investment objective for the Equity Income Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	146,241
Against	2,050
Abstain	1,740
Broker Non Votes	184,249

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	201,763
Against	4,939
Abstain	4,099
Broker Non Votes	75,735

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, second and first quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one- , three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the fourth, third, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of next year.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, third and second quintiles for Class A shares and in the first, third and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2014

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	J.P. MORGAN LARGE CAP FUNDS	119

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-LCE-1214

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 (“S&P 500”) Index to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, mid cap stocks as measured by the Russell Midcap Index returned 4.18%, outperforming the Russell 2000 Index, which returned 1.65%. The S&P 500 Index returned 6.12%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.69%
Russell 3000 Growth Index	6.10%

Net Assets as of 12/31/2014 (In Thousands)	$4,168,436

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the energy sectors and its overweight position in the health care sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Kirby Corp. and Antero Resources Corp. Shares of Apple, a maker of computers and mobile devices, rose on better-than-expected earnings and revenue, driven by sales of its iPhone and other products. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarterly and full-year forecasts for earnings. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid falling global oil prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc. and Avago Technologies Inc., and its underweight position in Halliburton Co. Shares of Regeneron, a biopharmaceutical company, rose on investor expectations for its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Halliburton, an oilfield services company not held by the Fund, declined amid falling global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Facebook, Inc., Class A	3.9
3.	Gilead Sciences, Inc.	3.4
4.	Google, Inc., Class C	3.1
5.	Acuity Brands, Inc.	2.4
6.	MasterCard, Inc., Class A	2.3
7.	Home Depot, Inc. (The)	2.0
8.	CBRE Group, Inc., Class A	2.0
9.	Celgene Corp.	1.8
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.0%
Health Care	18.1
Consumer Discretionary	17.7
Industrials	13.4
Financials	9.0
Materials	4.6
Energy	3.6
Consumer Staples	1.2
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		4.69%	9.54%	16.88%	10.59%
With Sales Charge**		(0.81)	3.82	15.62	9.99
CLASS B SHARES	October 29, 1999
Without CDSC		4.38	8.91	16.29	10.07
With CDSC***		(0.62)	3.91	16.07	10.07
CLASS C SHARES	May 1, 2006
Without CDSC		4.37	8.90	16.27	9.97
With CDSC****		3.37	7.90	16.27	9.97
CLASS R5 SHARES	January 8, 2009	4.84	9.87	17.34	10.93
CLASS R6 SHARES	December 23, 2013	4.83	9.94	17.36	10.94
SELECT CLASS SHARES	May 1, 2006	4.74	9.66	17.10	10.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.22%
Russell Midcap Index	4.18%

Net Assets as of 12/31/2014 (In Thousands)	$3,075,048

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials & processing sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sherwin-Williams Co. and Delta Air Lines Inc. and its underweight position in Noble Energy Inc. Shares of Sherwin Williams, a manufacturer and retailer of paints and coatings, rose after the company increased its forecast for revenue and earnings. Shares of Delta Air Lines rose on overall improvement in the air line industry amid strong consumer spending and falling fuel prices. Shares of Noble Energy, an independent oil and natural exploration and production company not held by the Fund, fell after the company’s earnings fell below analysts’ estimates amid weakening global oil prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Southwestern Energy Co. and Kirby Corp. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid a decline in global oil prices. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company, fell after the company lowered its cash flow forecast amid falling global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.4%
2.	Amphenol Corp., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Humana, Inc.	1.3
5.	Acuity Brands, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Mohawk Industries, Inc.	1.1
8.	CBRE Group, Inc., Class A	1.1
9.	Illumina, Inc.	1.1
10.	Affiliated Managers Group, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Consumer Discretionary	19.0
Information Technology	16.5
Industrials	13.1
Health Care	10.7
Utilities	4.7
Materials	4.6
Consumer Staples	4.0
Energy	4.0
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		4.04%	12.48%	16.89%	9.48%
With Sales Charge**		(1.43)	6.58	15.63	8.89
CLASS C SHARES	November 2, 2009
Without CDSC		3.77	11.92	16.31	9.20
With CDSC***		2.77	10.92	16.31	9.20
CLASS R2 SHARES	March 14, 2014	3.92	12.27	16.84	9.46
CLASS R5 SHARES	March 14, 2014	4.27	12.96	17.31	9.68
CLASS R6 SHARES	March 14, 2014	4.29	12.99	17.32	9.69
SELECT CLASS SHARES	January 1, 1997	4.22	12.86	17.29	9.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.12%
Russell Midcap Growth Index	5.07%

Net Assets as of 12/31/2014 (In Thousands)	$2,369,846

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while security selection in the technology sector and the materials & processing sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included Laredo Petroleum Holdings Inc., Kirby Corp. and Concho Resources Inc. Shares of both Laredo Petroleum and Concho Resoiurces, independent oil and natural gas exploration and production companies, fell amid a decline in global oil prices. Shares of Kirby, a tank and barge operator, fell after the company lowered its quarter and full-year forecasts for earnings.

Leading individual contributors to relative performance included Delta Air Lines Inc., Avago Technologies Ltd. and Ulta Salon, Cosmetics & Fragrances Inc. Shares of Delta Air Lines, which was not held in the Benchmark, benefitted from improvement in the overall outlook for the airline industry, amid strong consumer spending and falling fuel prices. Shares of Avago, a Singapore producer of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips, which are used by telecom operators upgrading their networks to accommodate so-called 4G smartphones. Shares of Ulta Salon, a cosmetics retail chain, strengthened after the company raised its forecast for earnings and sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.5%
2.	CBRE Group, Inc., Class A	2.1
3.	Illumina, Inc.	2.1
4.	Affiliated Managers Group, Inc.	2.1
5.	Sherwin-Williams Co. (The)	2.1
6.	Delta Air Lines, Inc.	2.0
7.	Alliance Data Systems Corp.	1.8
8.	Michael Kors Holdings Ltd., (Hong Kong)	1.7
9.	Ulta Salon Cosmetics & Fragrance, Inc.	1.7
10.	Amphenol Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.3%
Consumer Discretionary	20.4
Industrials	16.8
Health Care	14.8
Financials	10.8
Energy	4.2
Materials	3.0
Consumer Staples	2.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
Without Sales Charge		1.95%	10.64%	16.34%	9.38%
With Sales Charge**		(3.39)	4.85	15.10	8.79
CLASS B SHARES	January 14, 1994
Without CDSC		1.73	10.13	15.77	8.87
With CDSC***		(3.27)	5.13	15.55	8.87
CLASS C SHARES	November 4, 1997
Without CDSC		1.69	10.13	15.77	8.77
With CDSC****		0.69	9.13	15.77	8.77
CLASS R2 SHARES	June 19, 2009	1.88	10.48	16.17	9.21
CLASS R5 SHARES	November 1, 2011	2.18	11.14	16.82	9.74
CLASS R6 SHARES	November 1, 2011	2.25	11.24	16.87	9.76
SELECT CLASS SHARES	March 2, 1989	2.12	11.00	16.71	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.45%
Russell Midcap Value Index	3.25%

Net Assets as of 12/31/2014 (In Thousands)	$15,993,084

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the materials sector and its security selection and overweight position in the consumer discretionary sectors were leading contributors to performance relative to the Benchmark, while the Fund’s underweight positions in the telecommunication services (no holdings) and utilities sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included Sigma-Aldrich Corp., Kroger Co. and PBF Energy Co. Shares of Sigma-Aldrich, a U.S. laboratory supply company, rose on the company’s $17 billion acquisition by German drug and chemical company, Merck KGaA. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on better-than-expected earnings and the company’s revised profit forecast, partly due to acquisitions. Shares of PBF Energy, an independent petroleum refiner, rose on the initial public offering for the company’s PBF Logistics LP unit.

Leading individual detractors from relative performance included Albermarle Corp., Gap Inc. and Xilinx Inc. Shares of Albermarle, a specialty chemicals company, declined on the company’s acquisition of Rockwood Holdings Inc. Shares of Gap, a clothing retailer not held in the Benchmark, fell after the company lowered its earnings forecast. Shares of Xilinx, a semiconductor company not held in the Benchmark, fell on a weak outlook for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have an overweight position in consumer discretionary stocks. The Fund’s largest underweight position was in the telecommunication services sector, where it had no holdings during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Kohl’s Corp.	1.6%
2.	Loews Corp.	1.6
3.	Expedia, Inc.	1.6
4.	Cigna Corp.	1.6
5.	Gap, Inc. (The)	1.6
6.	Arrow Electronics, Inc.	1.5
7.	Jack Henry & Associates, Inc.	1.5
8.	Fifth Third Bancorp	1.4
9.	Questar Corp.	1.4
10.	Ameriprise Financial, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Consumer Discretionary	17.8
Industrials	9.4
Utilities	9.3
Information Technology	8.8
Health Care	6.7
Materials	6.1
Consumer Staples	5.5
Energy	3.8
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		6.20%	14.60%	17.69%	9.47%
With Sales Charge**		0.63	8.59	16.43	8.88
CLASS B SHARES	April 30, 2001
Without CDSC		5.88	13.98	17.08	9.03
With CDSC***		0.88	8.98	16.87	9.03
CLASS C SHARES	April 30, 2001
Without CDSC		5.92	14.02	17.09	8.92
With CDSC****		4.92	13.02	17.09	8.92
CLASS R2 SHARES	November 3, 2008	6.03	14.29	17.38	9.29
INSTITUTIONAL CLASS SHARES	November 13, 1997	6.45	15.14	18.26	10.01
SELECT CLASS SHARES	October 31, 2001	6.30	14.85	17.98	9.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.78%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 12/31/14 (In Thousands)	$321,008

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection process produced positive returns in the information technology and health care sectors and negative returns in the energy and telecommunication services sectors.

Individual contributors to Fund returns included short positions in McDermott International Inc. and Transocean Ltd. and a long position in United Therapeutics Corp. Shares of both McDermott International and Transocean, both of which provide engineering and other services to the energy sector, declined amid investor concerns that falling global oil prices will hurt demand for their services. Shares of United Therapeutics, a drug maker, rose following a court ruling that blocked a competitor from selling a generic version of the company’s key hypertension drug.

Individual detractors from Fund returns included its long position in Patterson-UTI Energy Inc. and its short position in Norwegian Cruise Line Holdings Ltd. and Avago Technologies Ltd. Shares of Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in the global price of oil. Shares of Norwegian Cruise Lines, a cruise line operator, rose after the company raised its earnings forecast above analysts’ estimates. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Express Scripts Holding Co.	1.2%
2.	RLJ Lodging Trust	1.1
3.	Western Digital Corp.	1.1
4.	Sealed Air Corp.	1.1
5.	Stryker Corp.	1.1
6.	Kroger Co. (The)	1.1
7.	AT&T, Inc.	1.1
8.	Pilgrim’s Pride Corp.	1.1
9.	Restaurant Brands International, Inc.	1.1
10.	Hewlett-Packard Co.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	CarMax, Inc.	1.2%
2.	Praxair, Inc.	1.2
3.	Dominion Resources, Inc.	1.2
4.	LinkedIn Corp., Class A	1.2
5.	Estee Lauder Cos., Inc. (The), Class A	1.2
6.	Hain Celestial Group, Inc. (The)	1.1
7.	Charter Communications, Inc., Class A	1.1
8.	McCormick & Co., Inc. (Non-Voting)	1.1
9.	Panera Bread Co., Class A	1.1
10.	CoStar Group, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Consumer Discretionary	16.3
Industrials	14.0
Health Care	12.3
Consumer Staples	7.3
Financials	4.8
Materials	4.1
Utilities	3.5
Energy	3.0
Telecommunication Services	2.8
Short-Term Investment	6.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.0%
Industrials	18.5
Consumer Discretionary	17.8
Health Care	12.0
Consumer Staples	8.3
Financials	5.5
Energy	4.9
Materials	4.2
Utilities	3.3
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.61%	1.41%	0.06%	0.82%
With Sales Charge**		(3.73)	(3.91)	(1.02)	0.28
CLASS B SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.22
With CDSC***		(3.62)	(4.05)	(0.99)	0.22
CLASS C SHARES	May 23, 2003
Without CDSC		1.38	0.95	(0.58)	0.12
With CDSC****		0.38	(0.05)	(0.58)	0.12
SELECT CLASS SHARES	May 23, 2003	1.78	1.68	0.31	1.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.48%
Russell 3000 Value Index	4.39%

Net Assets as of 12/31/2014 (In Thousands)	$9,854,695

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its security selection and underweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included its underweight position in Chevron Corp. and its overweight positions in Bed Bath & Beyond and Home Depot Inc. Shares of Chevron, an integrated energy producer not held in the Fund, declined sharply along with the global price of oil. Shares of Bed Bath & Beyond, an operator of retail chains, rose on better-than-expected quarterly revenue and healthy earnings. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, strengthened on better than expected quarterly sales.

Leading individual detractors from relative performance included The Fund’s overweight positions in Southwestern Energy Co. and Dover Corp and its underweight position in Berkshire Hathaway Inc. Shares of Southwestern Energy, an independent oil and natural gas exploration and production company not held in the Benchmark, fell after the company lowered its forecast of cash flow amid falling global oil prices. Shares of Dover, a manufacturer of pumps and compressors, declined on a lower forecast for quarterly earnings. Shares of Berkshire Hathaway, a financial holding company not held by the Fund, rose on the strength of the company’s core insurance and freight rail businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.3%
2.	Exxon Mobil Corp.	2.6
3.	Pfizer, Inc.	2.1
4.	Johnson & Johnson	2.0
5.	Loews Corp.	1.8
6.	Bank of America Corp.	1.7
7.	DISH Network Corp., Class A	1.6
8.	Capital One Financial Corp.	1.6
9.	Merck & Co., Inc.	1.6
10.	Kohl’s Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Consumer Discretionary	14.9
Health Care	8.6
Industrials	8.3
Energy	7.1
Utilities	5.8
Information Technology	5.5
Consumer Staples	4.8
Materials	3.6
Telecommunication Services	1.1
Short-Term Investment	8.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.18%	13.30%	16.48%	9.80%
With Sales Charge**		(0.36)	7.35	15.23	9.20
CLASS C SHARES	February 28, 2005
Without CDSC		4.91	12.70	15.90	9.26
With CDSC***		3.91	11.70	15.90	9.26
INSTITUTIONAL CLASS SHARES	February 28, 2005	5.48	13.87	17.05	10.30
SELECT CLASS SHARES	February 28, 2005	5.31	13.57	16.77	10.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 17.7%
	Auto Components — 0.9%
671	BorgWarner, Inc.	36,882

	Automobiles — 2.0%
590	Harley-Davidson, Inc.	38,887
195	Tesla Motors, Inc. (a)	43,281

		82,168

	Hotels, Restaurants & Leisure — 2.2%
1,717	Hilton Worldwide Holdings, Inc. (a)	44,786
576	Starbucks Corp.	47,277

		92,063

	Household Durables — 0.9%
229	Mohawk Industries, Inc. (a)	35,624

	Internet & Catalog Retail — 3.5%
163	Amazon.com, Inc. (a)	50,680
111	Netflix, Inc. (a)	37,782
51	Priceline Group, Inc. (The) (a)	58,151

		146,613

	Specialty Retail — 6.1%
204	Advance Auto Parts, Inc.	32,557
963	GameStop Corp., Class A	32,553
795	Home Depot, Inc. (The)	83,472
475	Ulta Salon Cosmetics & Fragrance, Inc. (a)	60,775
1,339	Urban Outfitters, Inc. (a)	47,036

		256,393

	Textiles, Apparel & Luxury Goods — 2.1%
804	Michael Kors Holdings Ltd., (Hong Kong) (a)	60,395
946	Wolverine World Wide, Inc.	27,888

		88,283

	Total Consumer Discretionary	738,026

	Consumer Staples — 1.2%
	Food & Staples Retailing — 1.2%
1,423	Sprouts Farmers Market, Inc. (a)	48,364

	Energy — 3.6%
	Energy Equipment & Services — 1.5%
260	Dril-Quip, Inc. (a)	19,965
520	Schlumberger Ltd. (m)	44,448

		64,413

	Oil, Gas & Consumable Fuels — 2.1%
486	Antero Resources Corp. (a)	19,734
324	Concho Resources, Inc. (a)	32,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
494	Phillips 66	35,441

		87,484

	Total Energy	151,897

	Financials — 9.0%
	Banks — 1.8%
872	East West Bancorp, Inc.	33,759
336	Signature Bank (a)	42,348

		76,107

	Capital Markets — 3.8%
332	Affiliated Managers Group, Inc. (a)	70,485
750	Lazard Ltd., (Bermuda), Class A	37,497
1,368	TD Ameritrade Holding Corp.	48,933

		156,915

	Diversified Financial Services — 0.9%
389	Moody’s Corp.	37,308

	Insurance — 0.5%
381	AmTrust Financial Services, Inc.	21,416

	Real Estate Management & Development — 2.0%
2,389	CBRE Group, Inc., Class A (a)	81,834

	Total Financials	373,580

	Health Care — 18.1%
	Biotechnology — 10.0%
235	Alexion Pharmaceuticals, Inc. (a)	43,464
181	Biogen Idec, Inc. (a)	61,542
671	Celgene Corp. (a)	75,092
1,502	Gilead Sciences, Inc. (a)	141,578
149	Regeneron Pharmaceuticals, Inc. (a)	61,127
287	Vertex Pharmaceuticals, Inc. (a)	34,096

		416,899

	Health Care Equipment & Supplies — 0.6%
1,566	Novadaq Technologies, Inc., (Canada) (a)	26,032

	Health Care Providers & Services — 2.6%
750	Acadia Healthcare Co., Inc. (a)	45,901
608	UnitedHealth Group, Inc.	61,412

		107,313

	Health Care Technology — 0.6%
924	Veeva Systems, Inc., Class A (a)	24,398

	Life Sciences Tools & Services — 2.2%
759	Fluidigm Corp. (a)	25,584
360	Illumina, Inc. (a)	66,357

		91,941

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 2.1%
1,552	Nektar Therapeutics (a)	24,059
451	Valeant Pharmaceuticals International, Inc. (a)	64,571

		88,630

	Total Health Care	755,213

	Industrials — 13.4%
	Airlines — 1.3%
1,107	Delta Air Lines, Inc.	54,468

	Building Products — 2.2%
1,264	Fortune Brands Home & Security, Inc.	57,203
768	Trex Co., Inc. (a)	32,706

		89,909

	Electrical Equipment — 2.4%
715	Acuity Brands, Inc.	100,122

	Industrial Conglomerates — 1.5%
694	Carlisle Cos., Inc.	62,636

	Machinery — 1.5%
605	Pall Corp.	61,232

	Marine — 0.7%
344	Kirby Corp. (a)	27,783

	Road & Rail — 1.9%
149	Canadian Pacific Railway Ltd., (Canada)	28,740
677	Old Dominion Freight Line, Inc. (a)	52,527

		81,267

	Trading Companies & Distributors — 1.9%
2,098	HD Supply Holdings, Inc. (a)	61,855
565	Rush Enterprises, Inc., Class A (a)	18,108

		79,963

	Total Industrials	557,380

	Information Technology — 28.9%
	Communications Equipment — 1.5%
1,511	Ciena Corp. (a)	29,327
266	Palo Alto Networks, Inc. (a)	32,640

		61,967

	Electronic Equipment, Instruments & Components — 1.1%
838	Amphenol Corp., Class A	45,087

	Internet Software & Services — 9.1%
214	CoStar Group, Inc. (a)	39,260
1,024	Dealertrack Technologies, Inc. (a)	45,391
2,092	Facebook, Inc., Class A (a)	163,249
247	Google, Inc., Class C (a)	130,232

		378,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.8%
221	Alliance Data Systems Corp. (a)	63,274
1,090	MasterCard, Inc., Class A	93,880

		157,154

	Semiconductors & Semiconductor Equipment — 3.9%
458	Avago Technologies Ltd., (Singapore)	46,090
733	Lam Research Corp.	58,117
780	NXP Semiconductors N.V., (Netherlands) (a)	59,615

		163,822

	Software — 5.6%
652	Adobe Systems, Inc. (a)	47,364
939	Electronic Arts, Inc. (a)	44,128
643	Guidewire Software, Inc. (a)	32,560
1,331	Microsoft Corp.	61,844
403	ServiceNow, Inc. (a)	27,310
267	Workday, Inc., Class A (a)	21,749

		234,955

	Technology Hardware, Storage & Peripherals — 3.9%
1,498	Apple, Inc. (m)	165,310

	Total Information Technology	1,206,427

	Materials — 4.6%
	Chemicals — 3.9%
245	Air Products & Chemicals, Inc. (m)	35,293
294	PPG Industries, Inc. (m)	68,004
216	Sherwin-Williams Co. (The)	56,791

		160,088

	Construction Materials — 0.7%
399	Eagle Materials, Inc.	30,305

	Total Materials	190,393

	Total Common Stocks (Cost $2,922,439)	4,021,280

Short-Term Investment — 3.4%
	Investment Company — 3.4%
141,289	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $141,289)	141,289

	Total Investments — 99.9% (Cost $3,063,728)	4,162,569
	Other Assets in Excess of Liabilities — 0.1%	5,867

	NET ASSETS — 100.0%	$4,168,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 19.0%
	Auto Components — 0.6%
324	BorgWarner, Inc.	17,826

	Automobiles — 1.3%
272	Harley-Davidson, Inc.	17,910
97	Tesla Motors, Inc. (a)	21,463

		39,373

	Hotels, Restaurants & Leisure — 2.5%
19	Chipotle Mexican Grill, Inc. (a)	13,006
624	Hilton Worldwide Holdings, Inc. (a)	16,272
84	Marriott International, Inc., Class A	6,590
307	Norwegian Cruise Line Holdings Ltd. (a)	14,345
78	Panera Bread Co., Class A (a)	13,547
174	Starwood Hotels & Resorts Worldwide, Inc.	14,097

		77,857

	Household Durables — 2.1%
374	Jarden Corp. (a)	17,910
216	Mohawk Industries, Inc. (a)	33,510
347	Toll Brothers, Inc. (a)	11,882

		63,302

	Internet & Catalog Retail — 1.7%
293	Expedia, Inc.	24,972
60	Netflix, Inc. (a)	20,360
94	TripAdvisor, Inc. (a)	7,003

		52,335

	Media — 1.5%
143	CBS Corp. (Non-Voting), Class B (m)	7,911
336	Clear Channel Outdoor Holdings, Inc., Class A	3,564
224	DISH Network Corp., Class A (a)	16,291
389	Gannett Co., Inc. (m)	12,430
286	Time, Inc.	7,036

		47,232

	Multiline Retail — 1.5%
210	Big Lots, Inc.	8,384
413	Kohl’s Corp.	25,238
151	Nordstrom, Inc.	12,025

		45,647

	Specialty Retail — 5.8%
108	Advance Auto Parts, Inc.	17,266
26	AutoZone, Inc. (a)	16,048
161	Bed Bath & Beyond, Inc. (a)	12,285
373	Best Buy Co., Inc.	14,527
346	GameStop Corp., Class A	11,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
571	Gap, Inc. (The)	24,057
240	GNC Holdings, Inc., Class A	11,266
145	Tiffany & Co.	15,461
201	Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,696
519	Urban Outfitters, Inc. (a)	18,216
146	Williams-Sonoma, Inc.	11,070

		177,577

	Textiles, Apparel & Luxury Goods — 2.0%
357	Michael Kors Holdings Ltd., (Hong Kong) (a)	26,841
104	PVH Corp.	13,388
79	Ralph Lauren Corp.	14,581
95	V.F. Corp.	7,107

		61,917

	Total Consumer Discretionary	583,066

	Consumer Staples — 4.0%
	Beverages — 1.4%
122	Constellation Brands, Inc., Class A (a)	11,961
171	Dr. Pepper Snapple Group, Inc.	12,272
187	Monster Beverage Corp. (a)	20,218

		44,451

	Food & Staples Retailing — 1.7%
322	Kroger Co. (The)	20,698
1,838	Rite Aid Corp. (a)	13,822
515	Sprouts Farmers Market, Inc. (a)	17,507

		52,027

	Food Products — 0.5%
138	Hershey Co. (The) (m)	14,326

	Household Products — 0.4%
105	Energizer Holdings, Inc.	13,499

	Total Consumer Staples	124,303

	Energy — 4.0%
	Energy Equipment & Services — 0.3%
122	Dril-Quip, Inc. (a)	9,361

	Oil, Gas & Consumable Fuels — 3.7%
174	Antero Resources Corp. (a)	7,077
181	Concho Resources, Inc. (a)	18,075
307	Energen Corp.	19,588
124	EQT Corp.	9,386
523	Laredo Petroleum, Inc. (a)	5,413
270	PBF Energy, Inc., Class A	7,186
252	Plains All American Pipeline LP	12,917
373	QEP Resources, Inc.	7,547
203	Range Resources Corp.	10,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
540	Southwestern Energy Co. (a)	14,727

		112,750

	Total Energy	122,111

	Financials — 20.2%
	Banks — 4.1%
322	Citizens Financial Group, Inc.	7,995
138	City National Corp.	11,175
392	East West Bancorp, Inc.	15,174
1,083	Fifth Third Bancorp	22,074
175	First Republic Bank	9,124
370	Huntington Bancshares, Inc.	3,895
136	M&T Bank Corp.	17,119
138	Signature Bank (a)	17,420
459	SunTrust Banks, Inc.	19,222
149	Zions Bancorporation	4,247

		127,445

	Capital Markets — 4.9%
149	Affiliated Managers Group, Inc. (a)	31,666
151	Ameriprise Financial, Inc.	19,946
344	Blackstone Group LP (The)	11,624
381	Invesco Ltd.	15,066
314	Lazard Ltd., (Bermuda), Class A	15,705
169	Legg Mason, Inc.	9,038
139	Northern Trust Corp.	9,356
225	T. Rowe Price Group, Inc.	19,308
572	TD Ameritrade Holding Corp.	20,448

		152,157

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	12,607

	Diversified Financial Services — 0.7%
213	Moody’s Corp.	20,369

	Insurance — 4.4%
20	Alleghany Corp. (a)	9,435
124	Chubb Corp. (The)	12,835
406	Hartford Financial Services Group, Inc. (The)	16,943
588	Loews Corp.	24,709
362	Marsh & McLennan Cos., Inc.	20,700
451	Old Republic International Corp.	6,604
251	Progressive Corp. (The)	6,778
364	Unum Group	12,696
198	W.R. Berkley Corp.	10,140
422	XL Group plc, (Ireland)	14,506

		135,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 4.4%
268	American Campus Communities, Inc. (m)	11,087
101	AvalonBay Communities, Inc. (m)	16,472
62	Boston Properties, Inc. (m)	8,037
389	Brixmor Property Group, Inc. (m)	9,657
491	General Growth Properties, Inc. (m)	13,811
639	Kimco Realty Corp. (m)	16,073
221	Outfront Media, Inc.	5,934
310	Rayonier, Inc. (m)	8,668
173	Regency Centers Corp. (m)	11,034
158	Vornado Realty Trust (m)	18,568
415	Weyerhaeuser Co. (m)	14,910

		134,251

	Real Estate Management & Development — 1.1%
952	CBRE Group, Inc., Class A (a)	32,589

	Thrifts & Mortgage Finance — 0.2%
622	Hudson City Bancorp, Inc.	6,298

	Total Financials	621,062

	Health Care — 10.6%
	Biotechnology — 1.3%
61	Alexion Pharmaceuticals, Inc. (a)	11,305
74	Receptos, Inc. (a)	9,115
175	Vertex Pharmaceuticals, Inc. (a)	20,755

		41,175

	Health Care Equipment & Supplies — 1.5%
296	CareFusion Corp. (a)	17,566
240	Insulet Corp. (a)	11,045
196	Sirona Dental Systems, Inc. (a)	17,151

		45,762

	Health Care Providers & Services — 5.3%
194	Acadia Healthcare Co., Inc. (a)	11,881
201	AmerisourceBergen Corp.	18,146
809	Brookdale Senior Living, Inc. (a)	29,673
230	Cigna Corp. (m)	23,637
518	Envision Healthcare Holdings, Inc. (a)	17,955
71	Henry Schein, Inc. (a)	9,675
281	Humana, Inc. (m)	40,325
315	Premier, Inc., Class A (a)	10,569

		161,861

	Health Care Technology — 0.2%
261	Veeva Systems, Inc., Class A (a)	6,893

	Life Sciences Tools & Services — 1.0%
176	Illumina, Inc. (a)	32,501

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — 1.3%
73	Jazz Pharmaceuticals plc, (Ireland) (a)	11,985
70	Perrigo Co. plc, (Ireland)	11,718
110	Valeant Pharmaceuticals International, Inc. (a)	15,713

		39,416

	Total Health Care	327,608

	Industrials — 13.1%
	Airlines — 1.0%
607	Delta Air Lines, Inc.	29,873

	Building Products — 1.6%
276	A.O. Smith Corp.	15,552
778	Fortune Brands Home & Security, Inc.	35,211

		50,763

	Commercial Services & Supplies — 0.6%
139	Stericycle, Inc. (a)	18,227

	Electrical Equipment — 2.6%
273	Acuity Brands, Inc.	38,211
267	AMETEK, Inc.	14,073
125	Hubbell, Inc., Class B	13,385
174	Regal-Beloit Corp.	13,068

		78,737

	Industrial Conglomerates — 1.3%
453	Carlisle Cos., Inc.	40,864

	Machinery — 2.7%
219	IDEX Corp.	17,042
164	Middleby Corp. (The) (a)	16,223
249	Pall Corp.	25,193
283	Rexnord Corp. (a)	7,991
113	Snap-on, Inc.	15,502

		81,951

	Marine — 0.4%
149	Kirby Corp. (a)	12,014

	Professional Services — 0.6%
237	Equifax, Inc.	19,175

	Road & Rail — 0.7%
55	Canadian Pacific Railway Ltd., (Canada)	10,637
139	Landstar System, Inc.	10,067

		20,704

	Trading Companies & Distributors — 1.6%
794	HD Supply Holdings, Inc. (a)	23,427
167	MSC Industrial Direct Co., Inc., Class A	13,592

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
116	Watsco, Inc.	12,428

		49,447

	Total Industrials	401,755

	Information Technology — 16.5%
	Communications Equipment — 1.6%
134	Arista Networks, Inc. (a)	8,142
347	Aruba Networks, Inc. (a)	6,303
568	Ciena Corp. (a)	11,032
504	CommScope Holding Co., Inc. (a)	11,516
109	Palo Alto Networks, Inc. (a)	13,348

		50,341

	Electronic Equipment, Instruments & Components — 2.1%
772	Amphenol Corp., Class A	41,545
400	Arrow Electronics, Inc. (a)	23,184

		64,729

	Internet Software & Services — 1.6%
97	CoStar Group, Inc. (a)	17,849
380	Dealertrack Technologies, Inc. (a)	16,829
360	Twitter, Inc. (a)	12,920

		47,598

	IT Services — 2.7%
95	Alliance Data Systems Corp. (a)	27,203
162	Gartner, Inc. (a)	13,659
368	Jack Henry & Associates, Inc.	22,883
525	VeriFone Systems, Inc. (a)	19,523

		83,268

	Semiconductors & Semiconductor Equipment — 4.2%
351	Analog Devices, Inc.	19,506
694	Applied Materials, Inc.	17,295
249	Avago Technologies Ltd., (Singapore)	25,077
144	KLA-Tencor Corp.	10,131
232	Lam Research Corp.	18,439
285	NXP Semiconductors N.V., (Netherlands) (a)	21,743
399	Xilinx, Inc.	17,270

		129,461

	Software — 3.8%
278	Autodesk, Inc. (a)	16,703
406	Electronic Arts, Inc. (a)	19,083
247	Guidewire Software, Inc. (a)	12,500
176	Mobileye N.V., (Israel) (a)	7,147
92	NetSuite, Inc. (a)	10,055
200	ServiceNow, Inc. (a)	13,597
404	Synopsys, Inc. (a)	17,549

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
125	Tableau Software, Inc., Class A (a)	10,553
130	Workday, Inc., Class A (a)	10,593

		117,780

	Technology Hardware, Storage & Peripherals — 0.5%
160	SanDisk Corp.	15,647

	Total Information Technology	508,824

	Materials — 4.6%
	Chemicals — 2.7%
172	Airgas, Inc.	19,844
204	Albemarle Corp.	12,281
167	Sherwin-Williams Co. (The)	43,991
46	Sigma-Aldrich Corp.	6,343

		82,459

	Construction Materials — 0.4%
186	Eagle Materials, Inc.	14,141

	Containers & Packaging — 1.5%
256	Ball Corp.	17,431
223	Rock-Tenn Co., Class A	13,619
274	Silgan Holdings, Inc.	14,707

		45,757

	Total Materials	142,357

	Utilities — 4.7%
	Electric Utilities — 1.4%
219	Edison International	14,362
359	Westar Energy, Inc.	14,806
391	Xcel Energy, Inc.	14,028

		43,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
146	National Fuel Gas Co.	10,159
850	Questar Corp.	21,482

		31,641

	Multi-Utilities — 2.3%
586	CenterPoint Energy, Inc.	13,723
458	CMS Energy Corp. (m)	15,919
151	NiSource, Inc.	6,422
182	Sempra Energy	20,297
239	Wisconsin Energy Corp.	12,587

		68,948

	Total Utilities	143,785

	Total Common Stocks (Cost $2,217,318)	2,974,871

Short-Term Investment — 3.2%
	Investment Company — 3.2%
97,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $97,564)	97,564

	Total Investments — 99.9% (Cost $2,314,882)	3,072,435
	Other Assets in Excess of Liabilities — 0.1%	2,613

	NET ASSETS — 100.0%	$3,075,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.3%
	Auto Components — 1.2%
503	BorgWarner, Inc.	27,662

	Automobiles — 2.6%
422	Harley-Davidson, Inc.	27,794
150	Tesla Motors, Inc. (a)	33,406

		61,200

	Hotels, Restaurants & Leisure — 3.7%
30	Chipotle Mexican Grill, Inc. (a)	20,193
968	Hilton Worldwide Holdings, Inc. (a)	25,257
476	Norwegian Cruise Line Holdings Ltd. (a)	22,272
121	Panera Bread Co., Class A (a)	21,081

		88,803

	Household Durables — 1.6%
130	Mohawk Industries, Inc. (a)	20,181
538	Toll Brothers, Inc. (a)	18,451

		38,632

	Internet & Catalog Retail — 1.8%
93	Netflix, Inc. (a)	31,599
146	TripAdvisor, Inc. (a)	10,878

		42,477

	Multiline Retail — 0.5%
326	Big Lots, Inc.	13,027

	Specialty Retail — 6.2%
168	Advance Auto Parts, Inc.	26,807
537	GameStop Corp., Class A	18,140
366	GNC Holdings, Inc., Class A	17,197
310	Ulta Salon Cosmetics & Fragrance, Inc. (a)	39,630
795	Urban Outfitters, Inc. (a)	27,918
227	Williams-Sonoma, Inc.	17,195

		146,887

	Textiles, Apparel & Luxury Goods — 2.7%
540	Michael Kors Holdings Ltd., (Hong Kong) (a)	40,531
122	Ralph Lauren Corp.	22,636

		63,167

	Total Consumer Discretionary	481,855

	Consumer Staples — 2.5%
	Beverages — 1.3%
290	Monster Beverage Corp. (a)	31,378

	Food & Staples Retailing — 1.2%
800	Sprouts Farmers Market, Inc. (a)	27,167

	Total Consumer Staples	58,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.1%
	Energy Equipment & Services — 0.6%
190	Dril-Quip, Inc. (a)	14,540

	Oil, Gas & Consumable Fuels — 3.5%
271	Antero Resources Corp. (a)	10,993
277	Concho Resources, Inc. (a)	27,671
813	Laredo Petroleum, Inc. (a)	8,419
390	Plains All American Pipeline LP	19,989
310	Range Resources Corp.	16,591

		83,663

	Total Energy	98,203

	Financials — 10.8%
	Banks — 2.1%
584	East West Bancorp, Inc.	22,595
215	Signature Bank (a)	27,044

		49,639

	Capital Markets — 5.2%
232	Affiliated Managers Group, Inc. (a)	49,133
534	Blackstone Group LP (The)	18,052
486	Lazard Ltd., (Bermuda), Class A	24,294
887	TD Ameritrade Holding Corp.	31,730

		123,209

	Diversified Financial Services — 1.4%
330	Moody’s Corp.	31,608

	Real Estate Management & Development — 2.1%
1,476	CBRE Group, Inc., Class A (a)	50,553

	Total Financials	255,009

	Health Care — 14.8%
	Biotechnology — 2.7%
95	Alexion Pharmaceuticals, Inc. (a)	17,559
116	Receptos, Inc. (a)	14,150
271	Vertex Pharmaceuticals, Inc. (a)	32,207

		63,916

	Health Care Equipment & Supplies — 1.8%
372	Insulet Corp. (a)	17,153
305	Sirona Dental Systems, Inc. (a)	26,621

		43,774

	Health Care Providers & Services — 5.1%
297	Acadia Healthcare Co., Inc. (a)	18,198
675	Brookdale Senior Living, Inc. (a)	24,749
803	Envision Healthcare Holdings, Inc. (a)	27,866
226	Humana, Inc. (m)	32,520
490	Premier, Inc., Class A (a)	16,413

		119,746

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 0.5%
406	Veeva Systems, Inc., Class A (a)	10,712

	Life Sciences Tools & Services — 2.1%
273	Illumina, Inc. (a)	50,409

	Pharmaceuticals — 2.6%
114	Jazz Pharmaceuticals plc, (Ireland) (a)	18,583
109	Perrigo Co. plc, (Ireland)	18,187
170	Valeant Pharmaceuticals International, Inc. (a)	24,329

		61,099

	Total Health Care	349,656

	Industrials — 16.8%
	Airlines — 2.0%
944	Delta Air Lines, Inc.	46,455

	Building Products — 2.5%
428	A.O. Smith Corp.	24,132
769	Fortune Brands Home & Security, Inc.	34,826

		58,958

	Commercial Services & Supplies — 1.2%
216	Stericycle, Inc. (a)	28,283

	Electrical Equipment — 2.5%
423	Acuity Brands, Inc.	59,278

	Industrial Conglomerates — 1.5%
384	Carlisle Cos., Inc.	34,688

	Machinery — 2.7%
254	Middleby Corp. (The) (a)	25,182
386	Pall Corp. (m)	39,087

		64,269

	Marine — 0.8%
230	Kirby Corp. (a)	18,578

	Road & Rail — 1.3%
83	Canadian Pacific Railway Ltd., (Canada)	16,071
216	Landstar System, Inc.	15,630

		31,701

	Trading Companies & Distributors — 2.3%
1,233	HD Supply Holdings, Inc. (a)	36,347
180	Watsco, Inc.	19,292

		55,639

	Total Industrials	397,849

	Information Technology — 24.2%
	Communications Equipment — 2.5%
205	Arista Networks, Inc. (a)	12,480
539	Aruba Networks, Inc. (a)	9,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
883	Ciena Corp. (a)	17,135
169	Palo Alto Networks, Inc. (a)	20,666

		60,078

	Electronic Equipment, Instruments & Components — 1.7%
733	Amphenol Corp., Class A	39,443

	Internet Software & Services — 3.1%
151	CoStar Group, Inc. (a)	27,691
586	Dealertrack Technologies, Inc. (a)	25,966
559	Twitter, Inc. (a)	20,055

		73,712

	IT Services — 3.9%
147	Alliance Data Systems Corp. (a)	42,135
252	Gartner, Inc. (a)	21,196
814	VeriFone Systems, Inc. (a)	30,292

		93,623

	Semiconductors & Semiconductor Equipment — 5.4%
1,074	Applied Materials, Inc. (m)	26,766
384	Avago Technologies Ltd., (Singapore)	38,667
361	Lam Research Corp. (m)	28,618
442	NXP Semiconductors N.V., (Netherlands) (a)	33,746

		127,797

	Software — 6.6%
430	Autodesk, Inc. (a) (m)	25,844
630	Electronic Arts, Inc. (a) (m)	29,629
383	Guidewire Software, Inc. (a)	19,412
272	Mobileye N.V., (Israel) (a)	11,028
143	NetSuite, Inc. (a)	15,600
311	ServiceNow, Inc. (a)	21,108
193	Tableau Software, Inc., Class A (a)	16,393
202	Workday, Inc., Class A (a)	16,444

		155,458

	Technology Hardware, Storage & Peripherals — 1.0%
248	SanDisk Corp.	24,299

	Total Information Technology	574,410

	Materials — 3.0%
	Chemicals — 2.1%
185	Sherwin-Williams Co. (The)	48,583

	Construction Materials — 0.9%
289	Eagle Materials, Inc.	21,950

	Total Materials	70,533

	Total Common Stocks (Cost $1,654,198)	2,286,060

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.2%
	Investment Company — 3.2%
76,415	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $76,415 )	76,415

	Total Investments — 99.7% (Cost $1,730,613)	2,362,475
	Other Assets in Excess of Liabilities — 0.3%	7,371

	NET ASSETS — 100.0%	$2,369,846

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 17.9%
	Hotels, Restaurants & Leisure — 1.4%
978	Marriott International, Inc., Class A	76,299
1,788	Starwood Hotels & Resorts Worldwide, Inc.	144,925

		221,224

	Household Durables — 2.5%
3,897	Jarden Corp. (a)	186,612
1,370	Mohawk Industries, Inc. (a)	212,824

		399,436

	Internet & Catalog Retail — 1.6%
3,033	Expedia, Inc.	258,875

	Media — 3.2%
1,469	CBS Corp. (Non-Voting), Class B	81,285
3,534	Clear Channel Outdoor Holdings, Inc., Class A	37,422
2,294	DISH Network Corp., Class A (a)	167,230
4,712	Gannett Co., Inc.	150,455
2,957	Time, Inc.	72,773

		509,165

	Multiline Retail — 2.4%
4,288	Kohl’s Corp.	261,729
1,573	Nordstrom, Inc.	124,913

		386,642

	Specialty Retail — 5.4%
266	AutoZone, Inc. (a)	164,887
1,677	Bed Bath & Beyond, Inc. (a)	127,720
3,920	Best Buy Co., Inc.	152,820
5,979	Gap, Inc. (The)	251,772
1,518	Tiffany & Co.	162,208

		859,407

	Textiles, Apparel & Luxury Goods — 1.4%
1,095	PVH Corp.	140,366
1,067	V.F. Corp.	79,946

		220,312

	Total Consumer Discretionary	2,855,061

	Consumer Staples — 5.5%
	Beverages — 1.6%
1,268	Constellation Brands, Inc., Class A (a)	124,510
1,886	Dr. Pepper Snapple Group, Inc.	135,214

		259,724

	Food & Staples Retailing — 2.1%
3,346	Kroger Co. (The)	214,857
15,560	Rite Aid Corp. (a)	117,011

		331,868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
1,448	Hershey Co. (The)	150,460

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	139,241

	Total Consumer Staples	881,293

	Energy — 3.8%
	Oil, Gas & Consumable Fuels — 3.8%
3,217	Energen Corp.	205,099
1,300	EQT Corp.	98,409
2,651	PBF Energy, Inc., Class A	70,635
3,903	QEP Resources, Inc.	78,915
5,608	Southwestern Energy Co. (a)	153,049

	Total Energy	606,107

	Financials — 29.9%
	Banks — 6.5%
3,344	Citizens Financial Group, Inc.	83,137
1,553	City National Corp.	125,527
11,271	Fifth Third Bancorp	229,650
1,965	First Republic Bank	102,431
3,866	Huntington Bancshares, Inc.	40,668
1,674	M&T Bank Corp.	210,283
4,786	SunTrust Banks, Inc.	200,545
1,631	Zions Bancorporation	46,487

		1,038,728

	Capital Markets — 4.8%
1,655	Ameriprise Financial, Inc.	218,872
3,935	Invesco Ltd.	155,523
1,751	Legg Mason, Inc.	93,444
1,450	Northern Trust Corp.	97,752
2,309	T. Rowe Price Group, Inc.	198,290

		763,881

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	117,987

	Insurance — 8.8%
214	Alleghany Corp. (a)	99,159
1,275	Chubb Corp. (The)	131,878
4,279	Hartford Financial Services Group, Inc. (The)	178,380
6,215	Loews Corp.	261,157
3,701	Marsh & McLennan Cos., Inc.	211,848
4,727	Old Republic International Corp.	69,151
2,582	Progressive Corp. (The)	69,696
3,743	Unum Group	130,544
2,039	W.R. Berkley Corp.	104,502
4,448	XL Group plc, (Ireland)	152,877

		1,409,192

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.7%
2,783	American Campus Communities, Inc. (m)	115,124
1,054	AvalonBay Communities, Inc. (m)	172,202
649	Boston Properties, Inc. (m)	83,508
4,041	Brixmor Property Group, Inc.	100,376
5,105	General Growth Properties, Inc. (m)	143,597
6,696	Kimco Realty Corp. (m)	168,327
2,321	Outfront Media, Inc.	62,287
2,993	Rayonier, Inc. (m)	83,626
1,757	Regency Centers Corp. (m)	112,092
1,636	Vornado Realty Trust (m)	192,540
4,370	Weyerhaeuser Co. (m)	156,848

		1,390,527

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	63,362

	Total Financials	4,783,677

	Health Care — 6.7%
	Health Care Equipment & Supplies — 1.2%
3,133	CareFusion Corp. (a)	185,911

	Health Care Providers & Services — 5.5%
2,159	AmerisourceBergen Corp.	194,670
3,849	Brookdale Senior Living, Inc. (a)	141,145
2,448	Cigna Corp.	251,899
727	Henry Schein, Inc. (a)	99,016
1,404	Humana, Inc.	201,645

		888,375

	Total Health Care	1,074,286

	Industrials — 9.4%
	Building Products — 0.8%
2,939	Fortune Brands Home & Security, Inc.	133,045

	Electrical Equipment — 2.7%
2,818	AMETEK, Inc.	148,297
1,299	Hubbell, Inc., Class B	138,792
1,815	Regal-Beloit Corp.	136,508

		423,597

	Industrial Conglomerates — 1.2%
2,101	Carlisle Cos., Inc.	189,624

	Machinery — 2.6%
2,297	IDEX Corp.	178,832
2,958	Rexnord Corp. (a)	83,433
1,165	Snap-on, Inc.	159,268

		421,533

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.2%
2,462	Equifax, Inc.	199,134

	Trading Companies & Distributors — 0.9%
1,718	MSC Industrial Direct Co., Inc., Class A	139,620

	Total Industrials	1,506,553

	Information Technology — 8.9%
	Communications Equipment — 0.7%
5,188	CommScope Holding Co., Inc. (a)	118,436

	Electronic Equipment, Instruments & Components — 2.6%
3,108	Amphenol Corp., Class A	167,249
4,182	Arrow Electronics, Inc. (a)	242,081

		409,330

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	235,912

	Semiconductors & Semiconductor Equipment — 2.9%
3,617	Analog Devices, Inc.	200,826
1,499	KLA-Tencor Corp.	105,401
3,764	Xilinx, Inc.	162,936

		469,163

	Software — 1.2%
4,249	Synopsys, Inc. (a)	184,724

	Total Information Technology	1,417,565

	Materials — 6.2%
	Chemicals — 3.2%
1,770	Airgas, Inc.	203,900
1,915	Albemarle Corp.	115,141
505	Sherwin-Williams Co. (The)	132,757
470	Sigma-Aldrich Corp.	64,552

		516,350

	Containers & Packaging — 3.0%
2,626	Ball Corp.	179,014
2,298	Rock-Tenn Co., Class A	140,157
2,885	Silgan Holdings, Inc.	154,658

		473,829

	Total Materials	990,179

	Utilities — 9.3%
	Electric Utilities — 2.8%
2,314	Edison International	151,537
3,687	Westar Energy, Inc.	152,046
4,011	Xcel Energy, Inc.	144,069

		447,652

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — 2.0%
1,521	National Fuel Gas Co.	105,732
8,856	Questar Corp.	223,889

		329,621

	Multi-Utilities — 4.5%
6,132	CenterPoint Energy, Inc.	143,667
4,842	CMS Energy Corp.	168,264
1,585	NiSource, Inc.	67,241
1,885	Sempra Energy	209,915
2,451	Wisconsin Energy Corp.	129,277

		718,364

	Total Utilities	1,495,637

	Total Common Stocks (Cost $9,995,548)	15,610,358

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
448,474	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $448,474 )	448,474

	Total Investments — 100.4% (Cost $10,444,022	16,058,832
	Liabilities in Excess of Other Assets — (0.4)%	(65,748)

	NET ASSETS — 100.0%	$15,993,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.1% (j)
Common Stocks — 92.8%
	Consumer Discretionary — 16.2%
	Auto Components — 0.4%
57	Dana Holding Corp.	1,236

	Diversified Consumer Services — 1.7%
67	Apollo Education Group, Inc. (a)	2,281
63	DeVry Education Group, Inc.	2,979

		5,260

	Hotels, Restaurants & Leisure — 1.9%
87	Restaurant Brands International, Inc., (Canada) (a)	3,400
33	Royal Caribbean Cruises Ltd.	2,741

		6,141

	Household Durables — 1.1%
1	NVR, Inc. (a)	733
134	PulteGroup, Inc.	2,877

		3,610

	Internet & Catalog Retail — 0.8%
15	Expedia, Inc.	1,319
37	Liberty Interactive Corp., Class A (a)	1,096

		2,415

	Media — 1.8%
52	Gannett Co., Inc.	1,652
82	Live Nation Entertainment, Inc. (a)	2,133
6	Regal Entertainment Group, Class A	138
20	Time Warner, Inc.	1,749
9	Time, Inc.	210

		5,882

	Multiline Retail — 1.8%
51	Big Lots, Inc.	2,046
19	Dillard’s, Inc., Class A	2,380
21	Macy’s, Inc.	1,362

		5,788

	Specialty Retail — 5.1%
26	Abercrombie & Fitch Co., Class A	750
86	Best Buy Co., Inc.	3,354
35	Foot Locker, Inc.	1,973
65	GameStop Corp., Class A	2,188
116	Guess?, Inc.	2,436
45	Lowe’s Cos., Inc.	3,105
147	Staples, Inc.	2,656

		16,462

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.6%
31	Deckers Outdoor Corp. (a)	2,832
21	Hanesbrands, Inc.	2,313

		5,145

	Total Consumer Discretionary	51,939

	Consumer Staples — 7.2%
	Beverages — 1.0%
42	Molson Coors Brewing Co., Class B	3,097

	Food & Staples Retailing — 1.6%
55	Kroger Co. (The)	3,500
221	Rite Aid Corp. (a)	1,663

		5,163

	Food Products — 2.7%
63	Archer-Daniels-Midland Co.	3,299
25	Ingredion, Inc.	2,081
105	Pilgrim’s Pride Corp. (a)	3,438

		8,818

	Household Products — 1.0%
26	Energizer Holdings, Inc.	3,291

	Personal Products — 0.4%
34	Herbalife Ltd.	1,286

	Tobacco — 0.5%
25	Lorillard, Inc.	1,549

	Total Consumer Staples	23,204

	Energy — 3.0%
	Energy Equipment & Services — 0.8%
18	Baker Hughes, Inc.	995
81	Superior Energy Services, Inc.	1,636

		2,631

	Oil, Gas & Consumable Fuels — 2.2%
19	ConocoPhillips	1,332
53	Kosmos Energy Ltd., (Bermuda) (a)	447
5	Marathon Petroleum Corp.	460
21	Newfield Exploration Co. (a)	571
17	Tesoro Corp.	1,261
33	Valero Energy Corp.	1,625
22	World Fuel Services Corp.	1,026
15	WPX Energy, Inc. (a)	179

		6,901

	Total Energy	9,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Financials — 4.7%
	Banks — 0.7%
78	KeyCorp	1,085
37	Popular, Inc., (Puerto Rico) (a)	1,254

		2,339

	Capital Markets — 1.5%
79	E*TRADE Financial Corp. (a)	1,909
56	Lazard Ltd., (Bermuda), Class A	2,807

		4,716

	Consumer Finance — 0.5%
28	Discover Financial Services	1,820

	Insurance — 0.8%
14	Aspen Insurance Holdings Ltd., (Bermuda)	595
3	Everest Re Group Ltd., (Bermuda)	453
16	Prudential Financial, Inc.	1,456

		2,504

	Real Estate Investment Trusts (REITs) — 1.2%
17	NorthStar Realty Finance Corp.	301
107	RLJ Lodging Trust	3,585

		3,886

	Total Financials	15,265

	Health Care — 12.2%
	Biotechnology — 2.2%
10	Amgen, Inc.	1,630
15	Gilead Sciences, Inc. (a)	1,371
12	United Therapeutics Corp. (a)	1,613
21	Vertex Pharmaceuticals, Inc. (a)	2,448

		7,062

	Health Care Equipment & Supplies — 3.1%
24	Alere, Inc. (a)	895
11	Becton, Dickinson and Co.	1,568
41	Hologic, Inc. (a)	1,104
39	Medtronic, Inc.	2,826
37	Stryker Corp.	3,504

		9,897

	Health Care Providers & Services — 5.9%
20	Aetna, Inc.	1,770
26	Anthem, Inc.	3,208
41	Cardinal Health, Inc.	3,276
12	Cigna Corp.	1,267
45	Express Scripts Holding Co. (a)	3,787
58	Health Net, Inc. (a)	3,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
3	Laboratory Corp. of America Holdings (a)	337
29	Omnicare, Inc.	2,104

		18,860

	Pharmaceuticals — 1.0%
107	Pfizer, Inc.	3,328

	Total Health Care	39,147

	Industrials — 13.9%
	Aerospace & Defense — 1.4%
12	General Dynamics Corp.	1,703
12	Huntington Ingalls Industries, Inc.	1,392
10	Northrop Grumman Corp.	1,438

		4,533

	Air Freight & Logistics — 0.5%
9	FedEx Corp.	1,606

	Airlines — 1.5%
17	Alaska Air Group, Inc.	1,003
22	Delta Air Lines, Inc.	1,090
64	Southwest Airlines Co.	2,702

		4,795

	Commercial Services & Supplies — 1.1%
128	Pitney Bowes, Inc.	3,126
23	R.R. Donnelley & Sons Co.	387

		3,513

	Construction & Engineering — 1.5%
101	AECOM Technology Corp. (a)	3,057
109	KBR, Inc.	1,845

		4,902

	Electrical Equipment — 1.0%
43	Regal-Beloit Corp.	3,221

	Machinery — 5.1%
91	Allison Transmission Holdings, Inc.	3,072
42	IDEX Corp.	3,244
32	Illinois Tool Works, Inc.	3,052
24	Joy Global, Inc.	1,123
24	Parker-Hannifin Corp.	3,075
32	SPX Corp.	2,707

		16,273

	Professional Services — 1.2%
26	Dun & Bradstreet Corp. (The)	3,085
12	ManpowerGroup, Inc.	816

		3,901

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Road & Rail — 0.6%
26	Landstar System, Inc.	1,870

	Total Industrials	44,614

	Information Technology — 25.4%
	Communications Equipment — 2.5%
103	ARRIS Group, Inc. (a)	3,112
268	Brocade Communications Systems, Inc.	3,172
5	Harris Corp.	346
109	Polycom, Inc. (a)	1,474

		8,104

	Electronic Equipment, Instruments & Components — 0.4%
81	Vishay Intertechnology, Inc.	1,144

	Internet Software & Services — 2.1%
36	eBay, Inc. (a)	2,014
23	LendingClub Corp. (a)	583
23	VeriSign, Inc. (a)	1,288
60	Yahoo!, Inc. (a)	3,018

		6,903

	IT Services — 4.8%
63	Amdocs Ltd.	2,916
69	Broadridge Financial Solutions, Inc.	3,207
21	Computer Sciences Corp.	1,350
13	Global Payments, Inc.	1,045
71	Leidos Holdings, Inc.	3,088
16	VeriFone Systems, Inc. (a)	598
174	Western Union Co. (The)	3,117

		15,321

	Semiconductors & Semiconductor Equipment — 1.7%
77	Broadcom Corp., Class A	3,315
6	Lam Research Corp.	455
82	NVIDIA Corp.	1,642

		5,412

	Software — 8.9%
59	Activision Blizzard, Inc.	1,195
27	Aspen Technology, Inc. (a)	953
104	CA, Inc.	3,162
59	Cadence Design Systems, Inc. (a)	1,112
29	Citrix Systems, Inc. (a)	1,845
70	Electronic Arts, Inc. (a)	3,280
36	Intuit, Inc.	3,333
213	Nuance Communications, Inc. (a)	3,034
70	Oracle Corp.	3,128
59	PTC, Inc. (a)	2,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
142	Rovi Corp. (a)	3,197
80	Symantec Corp.	2,056

		28,472

	Technology Hardware, Storage & Peripherals — 5.0%
30	Apple, Inc.	3,262
84	Hewlett-Packard Co.	3,370
67	Lexmark International, Inc., Class A	2,772
77	NetApp, Inc.	3,198
32	Western Digital Corp.	3,547

		16,149

	Total Information Technology	81,505

	Materials — 4.1%
	Chemicals — 0.2%
9	Scotts Miracle-Gro Co. (The), Class A	544

	Containers & Packaging — 1.9%
20	Ball Corp.	1,366
83	Sealed Air Corp.	3,536
21	Silgan Holdings, Inc.	1,103

		6,005

	Metals & Mining — 1.2%
36	Steel Dynamics, Inc.	701
78	United States Steel Corp.	2,090
34	Worthington Industries, Inc.	1,014

		3,805

	Paper & Forest Products — 0.8%
68	Domtar Corp., (Canada)	2,750

	Total Materials	13,104

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
103	AT&T, Inc.	3,456
80	CenturyLink, Inc.	3,174
309	Frontier Communications Corp.	2,063

	Total Telecommunication Services	8,693

	Utilities — 3.4%
	Gas Utilities — 1.0%
85	UGI Corp.	3,234

	Independent Power & Renewable Electricity Producers — 2.4%
243	AES Corp.	3,346
71	Calpine Corp. (a)	1,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — continued
95	Dynegy, Inc. (a)	2,871

		7,779

	Total Utilities	11,013

	Total Common Stocks (Cost $235,301)	298,016

Short-Term Investment — 6.3%
	Investment Company— 6.3%
20,186	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $20,186 )	20,186

	Total Investments — 99.1% (Cost $255,487)	318,202
	Other Assets in Excess of Liabilities — 0.9% (c)	2,806

	NET ASSETS — 100.0%	$321,008

Short Positions — 92.6%
Common Stocks — 92.6%
	Consumer Discretionary — 16.5%
	Distributors — 1.0%
113	LKQ Corp. (a)	3,186

	Hotels, Restaurants & Leisure — 3.7%
6	McDonald’s Corp.	554
67	Norwegian Cruise Line Holdings Ltd. (a)	3,139
19	Panera Bread Co., Class A (a)	3,286
36	Starbucks Corp.	2,929
14	Wynn Resorts Ltd.	2,083

		11,991

	Household Durables — 1.1%
13	Mohawk Industries, Inc. (a)	2,028
41	Toll Brothers, Inc. (a)	1,411

		3,439

	Internet & Catalog Retail — 0.8%
3	Amazon.com, Inc. (a)	1,063
176	Groupon, Inc. (a)	1,456

		2,519

	Leisure Products — 0.2%
19	Mattel, Inc.	583

	Media — 3.1%
35	AMC Networks, Inc., Class A (a)	2,247
20	Charter Communications, Inc., Class A (a)	3,353
61	DreamWorks Animation SKG, Inc., Class A (a)	1,361
40	Madison Square Garden Co. (The), Class A (a)	3,029

		9,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 5.4%
228	American Eagle Outfitters, Inc.	3,166
59	Cabela’s, Inc. (a)	3,109
55	CarMax, Inc. (a)	3,693
11	Restoration Hardware Holdings, Inc. (a)	1,020
24	Signet Jewelers Ltd., (Bermuda)	3,147
39	Tractor Supply Co.	3,065

		17,200

	Textiles, Apparel & Luxury Goods — 1.2%
100	Kate Spade & Co. (a)	3,209
12	Under Armour, Inc., Class A (a)	808

		4,017

	Total Consumer Discretionary	52,925

	Consumer Staples — 7.7%
	Beverages — 1.4%
4	Boston Beer Co., Inc. (The), Class A (a)	1,231
36	Brown-Forman Corp., Class B	3,152

		4,383

	Food & Staples Retailing — 1.6%
55	Fresh Market, Inc. (The) (a)	2,264
38	United Natural Foods, Inc. (a)	2,930

		5,194

	Food Products — 3.2%
98	Darling Ingredients, Inc. (a)	1,788
98	Flowers Foods, Inc.	1,889
58	Hain Celestial Group, Inc. (The) (a)	3,390
45	McCormick & Co., Inc. (Non-Voting)	3,322

		10,389

	Household Products — 0.4%
12	Procter & Gamble Co. (The)	1,097

	Personal Products — 1.1%
46	Estee Lauder Cos., Inc. (The), Class A	3,475

	Total Consumer Staples	24,538

	Energy — 4.5%
	Energy Equipment & Services — 1.4%
503	McDermott International, Inc. (a)	1,465
56	Noble Corp. plc, (United Kingdom)	931
50	Seadrill Ltd., (Bermuda)	596
74	Transocean Ltd., (Switzerland)	1,358

		4,350

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.1%
59	Antero Resources Corp. (a)	2,379
36	Cabot Oil & Gas Corp.	1,051
7	Concho Resources, Inc. (a)	703
80	CONSOL Energy, Inc.	2,696
35	Diamondback Energy, Inc. (a)	2,113
25	Golar LNG Ltd., (Bermuda)	896
8	Whiting Petroleum Corp. (a)	278

		10,116

	Total Energy	14,466

	Financials — 5.1%
	Capital Markets — 1.3%
51	Artisan Partners Asset Management, Inc., Class A	2,553
19	T. Rowe Price Group, Inc.	1,654

		4,207

	Diversified Financial Services — 0.2%
8	CME Group, Inc.	677

	Insurance — 1.2%
4	Markel Corp. (a)	2,561
132	MBIA, Inc. (a)	1,257

		3,818

	Real Estate Investment Trusts (REITs) — 1.5%
20	Crown Castle International Corp.	1,610
15	Lamar Advertising Co., Class A	793
60	Plum Creek Timber Co., Inc.	2,573

		4,976

	Real Estate Management & Development — 0.2%
15	Realogy Holdings Corp. (a)	672

	Thrifts & Mortgage Finance — 0.7%
24	Ocwen Financial Corp. (a)	360
117	People’s United Financial, Inc.	1,770

		2,130

	Total Financials	16,480

	Health Care — 11.1%
	Biotechnology — 1.8%
8	Alnylam Pharmaceuticals, Inc. (a)	793
60	Cepheid, Inc. (a)	3,251
9	Pharmacyclics, Inc. (a)	1,067
1	Regeneron Pharmaceuticals, Inc. (a)	574

		5,685

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — 1.3%
19		Cooper Cos., Inc. (The)	3,007
14		Sirona Dental Systems, Inc. (a)	1,192

			4,199

		Health Care Providers & Services — 3.5%
53		Acadia Healthcare Co., Inc. (a)	3,252
5		Henry Schein, Inc. (a)	650
19		Patterson Cos., Inc.	907
57		Team Health Holdings, Inc. (a)	3,257
62		Tenet Healthcare Corp. (a)	3,151

			11,217

		Health Care Technology — 0.7%
76		Allscripts Healthcare Solutions, Inc. (a)	968
10		athenahealth, Inc. (a)	1,504

			2,472

		Pharmaceuticals — 3.8%
62		Akorn, Inc. (a)	2,241
21		Eli Lilly & Co.	1,430
18		Hospira, Inc. (a)	1,107
18		Perrigo Co. plc, (Ireland)	3,012
11		Salix Pharmaceuticals Ltd. (a)	1,241
72		Zoetis, Inc.	3,106

			12,137

		Total Health Care	35,710

		Industrials — 17.1%
		Aerospace & Defense — 2.9%
17		B/E Aerospace, Inc. (a)	991
71		Hexcel Corp. (a)	2,930
—	(h)	KLX, Inc. (a)	—	(h)
11		Precision Castparts Corp.	2,707
39		Triumph Group, Inc.	2,600

			9,228

		Airlines — 0.4%
17		Spirit Airlines, Inc. (a)	1,275

		Building Products — 2.2%
59		Armstrong World Industries, Inc. (a)	3,029
45		Fortune Brands Home & Security, Inc.	2,046
53		Owens Corning	1,888

			6,963

		Commercial Services & Supplies — 3.1%
86		Copart, Inc. (a)	3,155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — continued
51	Republic Services, Inc.	2,045
22	Stericycle, Inc. (a)	2,857
41	Waste Connections, Inc.	1,807

		9,864

	Construction & Engineering — 0.8%
94	Quanta Services, Inc. (a)	2,669

	Electrical Equipment — 0.2%
16	SolarCity Corp. (a)	852

	Machinery — 1.4%
22	AGCO Corp.	1,001
40	CLARCOR, Inc.	2,659
16	Colfax Corp. (a)	808

		4,468

	Professional Services — 0.6%
29	Verisk Analytics, Inc., Class A (a)	1,864

	Road & Rail — 2.7%
13	Genesee & Wyoming, Inc., Class A (a)	1,179
58	Hertz Global Holdings, Inc. (a)	1,438
20	J.B. Hunt Transport Services, Inc.	1,693
21	Kansas City Southern	2,547
20	Ryder System, Inc.	1,849

		8,706

	Trading Companies & Distributors — 2.8%
64	Fastenal Co.	3,049
38	MSC Industrial Direct Co., Inc., Class A	3,110
12	W.W. Grainger, Inc.	2,970

		9,129

	Total Industrials	55,018

	Information Technology — 22.3%
	Communications Equipment — 1.4%
41	JDS Uniphase Corp. (a)	566
11	Motorola Solutions, Inc.	750
50	ViaSat, Inc. (a)	3,175

		4,491

	Electronic Equipment, Instruments & Components — 3.8%
21	Amphenol Corp., Class A	1,154
25	Arrow Electronics, Inc. (a)	1,429
33	FEI Co.	2,952
91	Ingram Micro, Inc., Class A (a)	2,513
19	IPG Photonics Corp. (a)	1,386
100	Trimble Navigation Ltd. (a)	2,654

		12,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 3.9%
18	CoStar Group, Inc. (a)	3,278
15	LinkedIn Corp., Class A (a)	3,526
124	Pandora Media, Inc. (a)	2,211
12	Rackspace Hosting, Inc. (a)	566
74	Twitter, Inc. (a)	2,672
6	Yelp, Inc. (a)	335

		12,588

	IT Services — 3.8%
35	Accenture plc, (Ireland), Class A	3,081
27	Automatic Data Processing, Inc.	2,215
61	CoreLogic, Inc. (a)	1,924
11	FleetCor Technologies, Inc. (a)	1,688
69	Paychex, Inc.	3,184

		12,092

	Semiconductors & Semiconductor Equipment — 1.6%
200	Advanced Micro Devices, Inc. (a)	534
22	Analog Devices, Inc.	1,238
30	Avago Technologies Ltd., (Singapore)	3,040
26	SunEdison, Inc. (a)	511

		5,323

	Software — 6.0%
61	CommVault Systems, Inc. (a)	3,145
101	FireEye, Inc. (a)	3,175
28	NetSuite, Inc. (a)	3,043
26	ServiceNow, Inc. (a)	1,740
35	Splunk, Inc. (a)	2,037
5	Tableau Software, Inc., Class A (a)	384
22	Ultimate Software Group, Inc. (The) (a)	3,208
931	Zynga, Inc., Class A (a)	2,475

		19,207

	Technology Hardware, Storage & Peripherals — 1.8%
108	NCR Corp. (a)	3,136
30	Stratasys Ltd. (a)	2,517

		5,653

	Total Information Technology	71,442

	Materials — 3.9%
	Chemicals — 2.8%
18	Air Products & Chemicals, Inc.	2,591
52	FMC Corp.	2,962
28	Praxair, Inc.	3,617

		9,170

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.1%
44	Carpenter Technology Corp.	2,184
32	Southern Copper Corp.	894
11	TimkenSteel Corp.	395

		3,473

	Total Materials	12,643

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
376	Sprint Corp. (a)	1,562
84	Telephone & Data Systems, Inc.	2,116
18	United States Cellular Corp. (a)	703

	Total Telecommunication Services	4,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.0%
	Electric Utilities — 1.0%
43	Southern Co. (The)	2,114
30	Xcel Energy, Inc.	1,084

		3,198

	Multi-Utilities — 2.0%
46	Dominion Resources, Inc.	3,550
69	NiSource, Inc.	2,927

		6,477

	Total Utilities	9,675

	Total Securities Sold Short (Proceeds $291,535)	$297,278

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	S&P Mid Cap 400	03/20/15	$(1,014)	$12
(5)	E-mini S&P 500	03/20/15	(513)	6

				$18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.6%
	Consumer Discretionary — 14.9%
	Distributors — 0.4%
369	Genuine Parts Co.	39,292

	Hotels, Restaurants & Leisure — 0.7%
1,489	ClubCorp Holdings, Inc.	26,701
2,166	La Quinta Holdings, Inc. (a)	47,773

		74,474

	Household Durables — 0.6%
2,281	Brookfield Residential Properties, Inc., (Canada) (a)	54,874

	Internet & Catalog Retail — 1.3%
1,485	Expedia, Inc.	126,726

	Media — 5.1%
623	CBS Corp. (Non-Voting), Class B	34,477
461	DIRECTV (a)	40,003
2,199	DISH Network Corp., Class A (a)	160,278
1,642	Entercom Communications Corp., Class A (a)	19,962
1,275	Gannett Co., Inc.	40,724
933	Omnicom Group, Inc.	72,256
514	Time Warner, Inc.	43,880
1,744	Time, Inc.	42,912
1,287	Twenty-First Century Fox, Inc., Class B	47,463

		501,955

	Multiline Retail — 1.5%
2,360	Kohl’s Corp.	144,024

	Specialty Retail — 4.4%
153	AutoZone, Inc. (a)	94,922
1,034	Bed Bath & Beyond, Inc. (a)	78,767
2,673	Best Buy Co., Inc.	104,198
1,835	Gap, Inc. (The)	77,280
749	Home Depot, Inc. (The)	78,582

		433,749

	Textiles, Apparel & Luxury Goods — 0.9%
654	Coach, Inc.	24,572
597	Hanesbrands, Inc.	66,659

		91,231

	Total Consumer Discretionary	1,466,325

	Consumer Staples — 4.7%
	Beverages — 0.8%
1,055	Dr. Pepper Snapple Group, Inc.	75,592

	Food & Staples Retailing — 1.5%
809	CVS Health Corp.	77,886

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
1,131	Kroger Co. (The)	72,621

		150,507

	Food Products — 1.0%
1,081	Post Holdings, Inc. (a)	45,279
635	TreeHouse Foods, Inc. (a)	54,276

		99,555

	Household Products — 1.4%
1,546	Procter & Gamble Co. (The)	140,816

	Total Consumer Staples	466,470

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
2,223	CONSOL Energy, Inc.	75,153
1,205	Devon Energy Corp.	73,752
2,718	Exxon Mobil Corp.	251,297
1,049	Kinder Morgan, Inc.	44,375
1,646	Marathon Oil Corp.	46,571
1,923	PBF Energy, Inc., Class A	51,230
1,444	Phillips 66	103,549
1,868	Southwestern Energy Co. (a)	50,978

	Total Energy	696,905

	Financials — 32.1%
	Banks — 11.8%
9,141	Bank of America Corp.	163,533
2,322	Citigroup, Inc.	125,635
2,042	Citizens Financial Group, Inc.	50,752
3,593	Fifth Third Bancorp	73,208
861	First Republic Bank	44,879
429	M&T Bank Corp.	53,872
1,154	National Bank Holdings Corp., Class A	22,394
1,088	PNC Financial Services Group, Inc. (The)	99,258
2,302	SunTrust Banks, Inc.	96,433
2,397	U.S. Bancorp	107,732
5,993	Wells Fargo & Co.	328,547

		1,166,243

	Capital Markets — 3.4%
454	Ameriprise Financial, Inc.	60,002
1,756	Legg Mason, Inc.	93,692
726	Northern Trust Corp.	48,927
1,549	T. Rowe Price Group, Inc.	133,025

		335,646

	Consumer Finance — 2.6%
4,235	Ally Financial, Inc. (a)	100,021

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
1,903	Capital One Financial Corp.	157,126

		257,147

	Insurance — 9.5%
109	Alleghany Corp. (a)	50,681
1,045	Allied World Assurance Co. Holdings AG, (Switzerland)	39,607
2,368	American International Group, Inc.	132,648
2,365	CNO Financial Group, Inc.	40,729
2,511	Hartford Financial Services Group, Inc. (The)	104,688
4,234	Loews Corp.	177,901
1,106	Marsh & McLennan Cos., Inc.	63,279
1,998	Old Republic International Corp.	29,231
1,091	Prudential Financial, Inc.	98,692
906	Travelers Cos., Inc. (The)	95,858
2,041	Unum Group	71,179
638	W.R. Berkley Corp.	32,709

		937,202

	Real Estate Investment Trusts (REITs) — 3.7%
1,910	American Homes 4 Rent, Class A	32,527
1,639	American Residential Properties, Inc. (a)	28,801
2,328	Brixmor Property Group, Inc.	57,832
488	EastGroup Properties, Inc.(m)	30,869
2,245	Excel Trust, Inc.	30,057
2,349	Kimco Realty Corp. (m)	59,044
1,580	Rayonier, Inc. (m)	44,134
2,196	Weyerhaeuser Co. (m)	78,796

		362,060

	Real Estate Management & Development — 0.7%
1,260	Brookfield Asset Management, Inc., (Canada), Class A	63,164

	Thrifts & Mortgage Finance — 0.4%
4,049	Hudson City Bancorp, Inc.	40,973

	Total Financials	3,162,435

	Health Care — 8.6%
	Health Care Providers & Services — 2.3%
972	Aetna, Inc.	86,316
480	National Healthcare Corp.	30,136
1,108	UnitedHealth Group, Inc.	112,018

		228,470

	Pharmaceuticals — 6.3%
1,900	Johnson & Johnson	198,714
2,732	Merck & Co., Inc.	155,162
6,659	Pfizer, Inc.	207,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
390	Valeant Pharmaceuticals International, Inc. (a)	55,842

		617,152

	Total Health Care	845,622

	Industrials — 8.3%
	Aerospace & Defense — 2.1%
896	Honeywell International, Inc.	89,548
1,024	United Technologies Corp.	117,737

		207,285

	Airlines — 1.0%
1,986	Delta Air Lines, Inc.	97,677

	Industrial Conglomerates — 0.9%
998	Carlisle Cos., Inc.	90,017

	Machinery — 2.4%
537	Crane Co.	31,522
1,512	Dover Corp.	108,412
1,045	Illinois Tool Works, Inc.	98,933

		238,867

	Marine — 0.3%
376	Kirby Corp. (a)	30,382

	Professional Services — 0.9%
1,063	Equifax, Inc.	85,997

	Trading Companies & Distributors — 0.7%
261	W.W. Grainger, Inc.	66,450

	Total Industrials	816,675

	Information Technology — 5.4%
	Communications Equipment — 1.9%
4,243	Cisco Systems, Inc.	118,030
896	QUALCOMM, Inc.	66,618

		184,648

	IT Services — 0.5%
2,633	Western Union Co. (The)	47,164

	Semiconductors & Semiconductor Equipment — 1.9%
1,016	Analog Devices, Inc.	56,419
577	KLA-Tencor Corp.	40,554
1,799	Texas Instruments, Inc.	96,200

		193,173

	Software — 0.5%
1,130	Microsoft Corp.	52,483

	Technology Hardware, Storage & Peripherals — 0.6%
1,516	Hewlett-Packard Co.	60,857

	Total Information Technology	538,325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.6%
	Chemicals — 0.7%
1,465	Mosaic Co. (The)	66,882

	Construction Materials — 1.0%
892	Martin Marietta Materials, Inc.	98,445

	Containers & Packaging — 1.5%
989	Ball Corp.	67,420
1,427	Rock-Tenn Co., Class A	87,013

		154,433

	Paper & Forest Products — 0.4%
1,303	KapStone Paper & Packaging Corp.	38,188

	Total Materials	357,948

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
2,385	Verizon Communications, Inc.	111,557

	Utilities — 5.8%
	Electric Utilities — 4.6%
1,233	American Electric Power Co., Inc.	74,850
1,049	Duke Energy Corp.	87,650
1,025	Edison International	67,106
851	NextEra Energy, Inc.	90,474
1,013	Northeast Utilities	54,232
2,204	Xcel Energy, Inc.	79,157

		453,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
560	NiSource, Inc.	23,734
819	Sempra Energy	91,158

		114,892

	Total Utilities	568,361

	Total Common Stocks (Cost $7,299,304)	9,030,623

Short-Term Investment — 8.1%
	Investment Company — 8.1%
794,754	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $794,754)	794,754

	Total Investments — 99.7% (Cost $8,094,058)	9,825,377
	Other Assets in Excess of Liabilities — 0.3%	29,318

	NET ASSETS — 100.0%	$9,854,695

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for future contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of December 31, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$4,021,280		$2,974,871	$2,286,060
Investments in affiliates, at value	141,289		97,564	76,415

Total investment securities, at value	4,162,569		3,072,435	2,362,475
Receivables:
Fund shares sold	10,650		3,558	13,304
Dividends from non-affiliates	860		3,163	333
Dividends from affiliates	5		3	4
Other assets	129		—	—

Total Assets	4,174,213		3,079,159	2,376,116

LIABILITIES:
Payables:
Investment securities purchased	145		—	—
Fund shares redeemed	2,043		1,552	3,589
Accrued liabilities:
Investment advisory fees	2,240		1,650	1,246
Administration fees	287		199	149
Distribution fees	304		53	210
Shareholder servicing fees	356		13	219
Custodian and accounting fees	43		53	33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)
Transfer agent fees	233		556	720
Other	126		34	104

Total Liabilities	5,777		4,111	6,270

Net Assets	$4,168,436		$3,075,048	$2,369,846

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,047,492	$2,306,211	$1,727,354
Accumulated undistributed (distributions in excess of) net investment income	(15,966)	(991)	(11,359)
Accumulated net realized gains (losses)	38,069	12,275	21,989
Net unrealized appreciation (depreciation)	1,098,841	757,553	631,862

Total Net Assets	$4,168,436	$3,075,048	$2,369,846

Net Assets:
Class A	$872,880	$185,853	$844,077
Class B	2,295	—	4,247
Class C	194,883	22,366	53,753
Class R2	—	687	4,059
Class R5	47,921	589	44,142
Class R6	1,993,565	1,066,585	92,712
Select Class	1,056,892	1,798,968	1,326,856

Total	$4,168,436	$3,075,048	$2,369,846

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	60,917	4,170	33,570
Class B	177	—	252
Class C	15,021	511	2,577
Class R2	—	15	149
Class R5	3,246	13	1,560
Class R6	134,927	23,779	3,270
Select Class	72,343	40,114	47,145
Net Asset Value (a):
Class A — Redemption price per share	$14.33	$44.57	$25.14
Class B — Offering price per share (b)	12.96	—	16.85
Class C — Offering price per share (b)	12.97	43.77	20.86
Class R2 — Offering and redemption price per share	—	44.50	27.21
Class R5 — Offering and redemption price per share	14.77	44.85	28.30
Class R6 — Offering and redemption price per share	14.78	44.85	28.36
Select Class — Offering and redemption price per share	14.61	44.85	28.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$15.12	$47.04	$26.53

Cost of investments in non-affiliates	$2,922,439	$2,217,318	$1,654,198
Cost of investments in affiliates	141,289	97,564	76,415

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,610,358	$298,016		$9,030,623
Investments in affiliates, at value	448,474	20,186		794,754

Total investment securities, at value	16,058,832	318,202		9,825,377
Cash	—	123		—
Deposits at broker for futures contracts	—	210		—
Deposits at broker for securities sold short	—	299,435		—
Receivables:
Investment securities sold	—	5,369		—
Fund shares sold	22,268	1		34,949
Dividends from non-affiliates	31,078	374		8,772
Dividends from affiliates	15	2		24
Variation margin on futures contracts	—	40		—

Total Assets	16,112,193	623,756		9,869,122

LIABILITIES:
Payables:
Securities sold short, at value	—	297,278		—
Dividend expense to non-affiliates on securities sold short	—	133		—
Investment securities purchased	—	4,876		—
Fund shares redeemed	103,355	33		6,492
Accrued liabilities:
Investment advisory fees	8,007	273		4,966
Administration fees	712	—		536
Distribution fees	1,009	7		787
Shareholder servicing fees	901	71		986
Custodian and accounting fees	250	20		89
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	2
Other	4,873	57		569

Total Liabilities	119,109	302,748		14,427

Net Assets	$15,993,084	$321,008		$9,854,695

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,240,088	$338,991	$8,140,900
Accumulated undistributed (distributions in excess of) net investment income	(1,520)	(4,446)	(808)
Accumulated net realized gains (losses)	139,706	(70,527)	(16,716)
Net unrealized appreciation (depreciation)	5,614,810	56,990	1,731,319

Total Net Assets	$15,993,084	$321,008	$9,854,695

Net Assets:
Class A	$2,700,548	$7,007	$2,151,927
Class B	8,990	156	—
Class C	613,455	7,655	552,738
Class R2	75,043	—	—
Institutional Class	10,164,312	—	4,179,965
Select Class	2,430,736	306,190	2,970,065

Total	$15,993,084	$321,008	$9,854,695

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	74,051	696	72,533
Class B	252	16	—
Class C	17,335	803	18,658
Class R2	2,127	—	—
Institutional Class	273,625	—	140,235
Select Class	66,048	29,816	99,734

Net Asset Value (a):
Class A — Redemption price per share	$36.47	$10.07	$29.67
Class B — Offering price per share (b)	35.73	9.52	—
Class C — Offering price per share (b)	35.39	9.53	29.62
Class R2 — Offering and redemption price per share	35.29	—	—
Institutional Class — Offering and redemption price per share	37.15	—	29.81
Select Class — Offering and redemption price per share	36.80	10.27	29.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$38.49	$10.63	$31.31

Cost of investments in non-affiliates	$9,995,548	$235,301	$7,299,304
Cost of investments in affiliates	448,474	20,186	794,754
Proceeds from securities sold short	—	291,535	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,034	$19,597	$6,011
Dividend income from affiliates	11	10	13

Total investment income	11,045	19,607	6,024

EXPENSES:
Investment advisory fees	12,463	9,517	7,204
Administration fees	1,582	1,208	914
Distribution fees:
Class A	972	210	971
Class B	9	—	17
Class C	626	78	178
Class R2	—	2	7
Shareholder servicing fees:
Class A	972	210	971
Class B	3	—	6
Class C	209	26	59
Class R2	—	1	4
Class R5	166	— (a)	8
Select Class	1,277	2,218	1,584
Custodian and accounting fees	54	51	35
Interest expense to affiliates	— (a)	—	—
Professional fees	35	35	30
Trustees’ and Chief Compliance Officer’s fees	18	13	11
Printing and mailing costs	103	157	111
Registration and filing fees	133	93	55
Transfer agent fees	874	1,513	1,245
Other	178	284	17

Total expenses	19,674	15,616	13,427

Less fees waived	(449)	(2,847)	(1,850)
Less expense reimbursements	—	(19)	(2)

Net expenses	19,225	12,750	11,575

Net investment income (loss)	(8,180)	6,857	(5,551)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	64,047	62,348	61,706
Change in net unrealized appreciation/depreciation of investments in non-affiliates	129,273	59,933	(5,841)

Net realized/unrealized gains (losses)	193,320	122,281	55,865

Change in net assets resulting from operations	$185,140	$129,138	$50,314

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$167,159	$2,880	$88,518
Dividend income from affiliates	42	9	67

Total investment income	167,201	2,889	88,585

EXPENSES:
Investment advisory fees	50,926	2,609	28,378
Administration fees	6,464	172	3,601
Distribution fees:
Class A	3,593	10	2,396
Class B	36	1	—
Class C	2,259	31	1,743
Class R2	180	—	—
Shareholder servicing fees:
Class A	3,593	10	2,396
Class B	12	— (a)	—
Class C	753	10	581
Class R2	90	—	—
Institutional Class	4,510	—	1,803
Select Class	3,865	501	3,430
Custodian and accounting fees	235	18	109
Interest expense to affiliates	—	— (a)	—
Professional fees	118	28	48
Trustees’ and Chief Compliance Officer’s fees	76	2	38
Printing and mailing costs	519	4	213
Registration and filing fees	157	24	172
Transfer agent fees	8,328	35	2,758
Other	723	7	381
Dividend expense to non-affiliates on securities sold short	—	2,304	—
Interest expense to non-affiliates on securities sold short	—	311	—

Total expenses	86,437	6,077	48,047

Less fees waived	(13,998)	(852)	(5,324)
Less expense reimbursements	(19)	— (a)	—

Net expenses	72,420	5,225	42,723

Net investment income (loss)	94,781	(2,336)	45,862

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	570,998	30,678	42,577
Futures	—	569	—
Securities sold short	—	(40,678)	—

Net realized gain (loss)	570,998	(9,431)	42,577

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	298,211	(10,409)	402,206
Futures	—	39	—
Securities sold short	—	28,989	—

Change in net unrealized appreciation/depreciation	298,211	18,619	402,206

Net realized/unrealized gains (losses)	869,209	9,188	444,783

Change in net assets resulting from operations	$963,990	$6,852	$490,645

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,180)	$(7,964)	$6,857	$4,036
Net realized gain (loss)	64,047	223,546	62,348	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	129,273	492,238	59,933	222,527

Change in net assets resulting from operations	185,140	707,823	129,138	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(206)	(29)
From net realized gains	(32,469)	(21,773)	(7,964)	(4,217)
Class B
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	(3)	—
From net realized gains	(7,969)	(4,242)	(987)	(1,100)
Class R2 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	—	—	(30)	—
Class R5 (a)
From net investment income	—	—	(1)	— (b)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (a)
From net investment income	—	—	(3,034)	(913)
From net realized gains	(73,271)	—	(46,016)	—
Select Class
From net investment income	—	—	(4,068)	(3,282)
From net realized gains	(39,626)	(49,152)	(78,884)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(141,220)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	573,280	987,358	313,960	1,551,394

NET ASSETS:
Change in net assets	603,229	1,565,785	301,878	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$4,168,436	$3,565,207	$3,075,048	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(15,966)	$(7,786)	$(991)	$(535)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,551)	$(6,054)	$94,781	$103,278
Net realized gain (loss)	61,706	314,124	570,998	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (a)	—	6
Change in net unrealized appreciation/depreciation	(5,841)	225,799	298,211	1,889,585

Change in net assets resulting from operations	50,314	533,869	963,990	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	355,953	251,309	660,334	18,077

NET ASSETS:
Change in net assets	188,042	604,007	347,499	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$2,369,846	$2,181,804	$15,993,084	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(11,359)	$(5,808)	$(1,520)	$48,215

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,336)	$(4,373)	$45,862	$83,781
Net realized gain (loss)	(9,431)	9,737	42,577	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	18,619	(136)	402,206	747,106

Change in net assets resulting from operations	6,852	5,228	490,645	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(136,846)	101,988	1,997,787	3,061,568

NET ASSETS:
Change in net assets	(129,994)	107,216	2,161,251	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$321,008	$451,002	$9,854,695	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(4,446)	$(2,110)	$(808)	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$223,391	$463,212	$39,469	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(104,576)	(135,058)	(16,733)	(16,208)

Change in net assets resulting from Class A capital transactions	$150,637	$349,509	$30,837	$123,009

Class B
Proceeds from shares issued	$129	$342	$—	$—
Distributions reinvested	94	118	—	—
Cost of shares redeemed	(344)	(599)	—	—

Change in net assets resulting from Class B capital transactions	$(121)	$(139)	$—	$—

Class C
Proceeds from shares issued	$58,436	$101,473	$2,900	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	988	1,100
Cost of shares redeemed	(14,461)	(18,573)	(1,386)	(1,925)

Change in net assets resulting from Class C capital transactions	$50,929	$86,400	$2,502	$11,928

Class R2 (a)
Proceeds from shares issued	$—	$—	$131	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (b)
Cost of shares redeemed	—	—	(141)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$8	$655

Class R5 (a)
Proceeds from shares issued	$63,965	$540,555	$481	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	27	— (b)
Cost of shares redeemed	(1,499,170)	(225,926)	(44)	—

Change in net assets resulting from Class R5 capital transactions	$(1,433,447)	$368,735	$464	$88

Class R6 (a)
Proceeds from shares issued	$1,672,189	$276,436	$202,904	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,799	—	48,799	906
Cost of shares redeemed	(11,553)	(11,268)	(6,760)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,731,435	$265,168	$244,943	$785,267

Select Class
Proceeds from shares issued	$164,859	$429,743	$160,248	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,283	82,318
Cost of shares redeemed	(114,858)	(532,403)	(185,325)	(332,515)

Change in net assets resulting from Select Class capital transactions	$73,847	$(82,315)	$35,206	$630,447

Total change in net assets resulting from capital transactions	$573,280	$987,358	$313,960	$1,551,394

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 dollars.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	15,587	34,641	886	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(7,319)	(10,120)	(378)	(381)

Change in Class A Shares	10,538	26,166	696	2,918

Class B
Issued	10	28	—	—
Reinvested	7	10	—	—
Redeemed	(26)	(50)	—	—

Change in Class B Shares	(9)	(12)	—	—

Class C
Issued	4,483	8,282	67	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(1,120)	(1,524)	(32)	(46)

Change in Class C Shares	3,910	7,053	58	290

Class R2 (a)
Issued	—	—	2	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	1	— (b)
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	(1)	16

Class R5 (a)
Issued	4,356	39,731	11	— (b)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (b)
Redeemed	(100,595)	(15,945)	(1)	—

Change in Class R5 Shares	(96,117)	27,851	11	2

Class R6 (a)
Issued	112,242	19,372	4,579	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,896	—	1,121	20
Redeemed	(792)	(791)	(150)	(18)

Change in Class R6 Shares	116,346	18,581	5,550	18,229

Select Class
Issued	11,313	31,913	3,586	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,386	2,060
Redeemed	(7,901)	(38,838)	(4,137)	(7,967)

Change in Select Class Shares	5,080	(5,384)	835	14,873

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$154,352	$117,470	$190,442	$455,863
Distributions reinvested	76,908	65,053	195,292	139,350
Cost of shares redeemed	(88,838)	(127,370)	(1,035,632)	(880,766)

Change in net assets resulting from Class A capital transactions	$142,422	$55,153	$(649,898)	$(285,553)

Class B
Proceeds from shares issued	$22	$60	$16	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,061)	(3,553)	(2,136)	(7,405)

Change in net assets resulting from Class B capital transactions	$(446)	$(2,588)	$(1,481)	$(6,805)

Class C
Proceeds from shares issued	$16,756	$14,903	$17,013	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(4,181)	(5,376)	(36,801)	(66,037)

Change in net assets resulting from Class C capital transactions	$17,849	$12,387	$16,936	$(19,061)

Class R2
Proceeds from shares issued	$2,717	$1,589	$9,372	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(599)	(276)	(10,283)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$2,463	$1,371	$4,726	$4,490

Class R5
Proceeds from shares issued	$18,990	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(3,103)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$19,314	$5,099	$—	$—

Class R6
Proceeds from shares issued	$20,429	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(15,047)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$12,673	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,906,087	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(775,800)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,817,112	$714,361

Select Class
Proceeds from shares issued	$172,723	$235,397	$874,338	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(114,084)	(166,729)	(1,575,482)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$161,678	$153,582	$(527,061)	$(389,355)

Total change in net assets resulting from capital transactions	$355,953	$251,309	$660,334	$18,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	5,901	4,546	5,152	13,275
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(3,335)	(4,940)	(27,993)	(25,729)

Change in Class A Shares	5,732	2,314	(17,347)	(8,282)

Class B
Issued	1	3	— (a)	4
Reinvested	37	53	18	15
Redeemed	(56)	(193)	(57)	(223)

Change in Class B Shares	(18)	(137)	(39)	(204)

Class C
Issued	744	673	483	830
Reinvested	262	140	1,070	602
Redeemed	(187)	(244)	(1,025)	(1,968)

Change in Class C Shares	819	569	528	(536)

Class R2
Issued	94	58	261	654
Reinvested	13	2	164	86
Redeemed	(21)	(10)	(289)	(599)

Change in Class R2 Shares	86	50	136	141

Class R5
Issued	639	397	—	—
Reinvested	125	86	—	—
Redeemed	(104)	(293)	—	—

Change in Class R5 Shares	660	190	—	—

Class R6
Issued	689	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(503)	(432)	—	—

Change in Class R6 Shares	452	934	—	—

Institutional Class
Issued	—	—	49,420	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(20,573)	(44,220)

Change in Institutional Class Shares	—	—	47,707	20,458

Select Class
Issued	5,934	8,322	23,375	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(3,872)	(5,903)	(41,079)	(30,426)

Change in Select Class Shares	5,852	5,623	(12,865)	(10,938)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$256	$2,563	$615,706	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(3,682)	(6,487)	(264,402)	(255,314)

Change in net assets resulting from Class A capital transactions	$(3,426)	$(3,924)	$414,914	$710,977

Class B
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(55)	(325)	—	—

Change in net assets resulting from Class B capital transactions	$(55)	$(322)	$—	$—

Class C
Proceeds from shares issued	$367	$505	$154,592	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(1,424)	(3,141)	(26,075)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,057)	$(2,636)	$140,541	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$1,108,871	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(173,103)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,069,773	$1,218,646

Select Class
Proceeds from shares issued	$5,339	$114,928	$398,848	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(137,647)	(6,058)	(113,658)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(132,308)	$108,870	$372,559	$990,557

Total change in net assets resulting from capital transactions	$(136,846)	$101,988	$1,997,787	$3,061,568

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	25	262	21,021	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(369)	(663)	(9,035)	(9,483)

Change in Class A Shares	(344)	(401)	14,163	26,535

Class B
Issued	—	1	—	—
Redeemed	(6)	(36)	—	—

Change in Class B Shares	(6)	(35)	—	—

Class C
Issued	39	54	5,285	6,062
Reinvested	—	—	414	232
Redeemed	(151)	(338)	(895)	(1,062)

Change in Class C Shares	(112)	(284)	4,804	5,232

Institutional Class
Issued	—	—	37,756	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(5,853)	(12,230)

Change in Institutional Class Shares	—	—	36,448	44,968

Select Class
Issued	527	11,408	13,607	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(13,502)	(607)	(3,865)	(12,507)

Change in Select Class Shares	(12,975)	10,801	12,714	36,641

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$14.24	$(0.05	)(f)	$0.71	$0.66	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	12.97	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	12.98	(0.08	)(f)	0.64	0.56	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Six Months Ended December 31, 2014 (Unaudited)	14.63	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
Six Months Ended December 31, 2014 (Unaudited)	14.64	(0.02	)(f)	0.73	0.71	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.50	(0.04	)(f)	0.72	0.68	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.33	4.69%	$872,880	1.25%	(0.67)%		1.32%	26%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.96	4.38	2,295	1.75	(1.17)		1.83	26
12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.97	4.37	194,883	1.75	(1.17)		1.82	26
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.77	4.91	47,921	0.85	(0.25)		0.86	26
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.78	4.96	1,993,565	0.77	(0.21)		0.78	26
14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.61	4.74	1,056,892	1.06	(0.49)		1.07	26
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$44.91	$0.03	(f)	$1.71	$1.74	$(0.05)	$(2.03)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(g)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(g)(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(g)(i)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(g)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (j) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2014 (Unaudited)	44.21	(0.06	)(f)	1.65	1.59	— (k)	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(g)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(g)(h)	7.29	7.22	— (k)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(g)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(g)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (j) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (k)	—	— (k)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	44.87	(0.04	)(f)	1.72	1.68	(0.02)	(2.03)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05	)(g)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.72	1.85	(0.12)	(2.03)	(2.15)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.13	(f)	1.73	1.86	(0.13)	(2.03)	(2.16)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(g)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	45.15	0.10	(f)	1.73	1.83	(0.10)	(2.03)	(2.13)
Year Ended June 30, 2014	38.22	0.11	(g)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(g)(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(g)(i)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(g)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.03), $(0.12), $(0.10), $0.07, $0.07 and $0.04 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.16)%, (0.67)%, (0.43)%, 0.52%, 0.35% and 0.18% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.57	4.04%	$185,853	1.24%	0.10	%(f)	1.41%	18%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

43.77	3.77	22,366	1.74	(0.41	)(f)	1.89	18
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.50	3.92	687	1.49	(0.17	)(f)	1.63	18
44.87	4.56	688	1.47	(0.41)		1.60	47

44.85	4.27	589	0.79	0.83	(f)	0.85	18
45.15	4.77	91	0.78	0.27		0.91	47

44.85	4.29	1,066,585	0.74	0.61	(f)	0.84	18
45.15	4.78	823,036	0.73	0.34		0.86	47

44.85	4.22	1,798,968	0.89	0.44	(f)	1.15	18
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$27.49	$(0.09	)(f)	$0.53	$0.44	$(2.79)	$25.14	1.95%
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)	27.49	33.44
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)	22.99	23.70
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)	19.52	(6.61)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—	23.30	42.51
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—	16.35	19.52

Class B
Six Months Ended December 31, 2014 (Unaudited)	19.40	(0.11	)(f)	0.35	0.24	(2.79)	16.85	1.73
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)	19.40	32.81
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)	17.00	22.99
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)	14.76	(7.08)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—	18.29	41.78
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—	12.90	18.89

Class C
Six Months Ended December 31, 2014 (Unaudited)	23.35	(0.14	)(f)	0.44	0.30	(2.79)	20.86	1.69
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)	23.35	32.85
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)	19.97	23.03
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)	17.17	(7.06)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—	20.88	41.75
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—	14.73	18.89

Class R2
Six Months Ended December 31, 2014 (Unaudited)	29.54	(0.13	)(f)	0.59	0.46	(2.79)	27.21	1.88
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)	29.54	33.25
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)	24.56	23.46
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)	20.83	(6.72)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—	24.73	42.29
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—	17.38	19.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$844,077	1.24%	(0.69)%		1.36%	26%
765,310	1.24	(0.51	)(g)	1.37	69
586,787	1.23	(0.17	)(h)	1.45	70
538,323	1.24	(0.23	)(i)	1.38	70
696,334	1.24	(0.44)		1.36	79
560,054	1.24	(0.53)		1.42	82

4,247	1.74	(1.19)		1.88	26
5,243	1.72	(0.98	)(g)	1.87	69
6,923	1.73	(0.69	)(h)	1.94	70
9,948	1.75	(0.77	)(i)	1.88	70
18,648	1.77	(0.97)		1.86	79
20,893	1.77	(1.07)		1.92	82

53,753	1.74	(1.19)		1.87	26
41,047	1.73	(1.01	)(g)	1.86	69
23,745	1.73	(0.67	)(h)	1.95	70
22,190	1.75	(0.75	)(i)	1.88	70
29,187	1.77	(0.97)		1.86	79
23,389	1.77	(1.06)		1.92	82

4,059	1.40	(0.87)		1.64	26
1,852	1.40	(0.71	)(g)	1.59	69
320	1.39	(0.32	)(h)	1.71	70
230	1.40	(0.35	)(i)	1.63	70
121	1.40	(0.59)		1.60	79
63	1.40	(0.69)		1.67	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$30.52	$(0.04	)(f)	$0.61	$0.57	$(2.79)	$28.30	2.18%
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)	30.52	34.06
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)	25.15	24.22
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)	21.18	7.71

Class R6
Six Months Ended December 31, 2014 (Unaudited)	30.57	(0.03	)(f)	0.61	0.58	(2.79)	28.36	2.21
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)	30.57	34.16
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)	25.17	24.26
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)	21.19	7.76

Select Class
Six Months Ended December 31, 2014 (Unaudited)	30.39	(0.06	)(f)	0.60	0.54	(2.79)	28.14	2.09
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)	30.39	33.91
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)	25.08	24.06
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)	21.15	(6.31)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—	24.97	42.93
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—	17.47	19.90

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44,142	0.79%	(0.25)%		0.92%	26%
27,454	0.79	(0.06	)(g)	0.92	69
17,848	0.79	0.28	(h)	1.00	70
14,837	0.78	0.31	(i)	0.92	70

92,712	0.74	(0.19)		0.84	26
86,150	0.74	(0.01	)(g)	0.86	69
47,434	0.74	0.34	(h)	0.98	70
13,982	0.73	0.58	(i)	0.87	70

1,326,856	0.93	(0.38)		1.13	26
1,254,748	0.93	(0.20	)(g)	1.12	69
894,740	0.93	0.14	(h)	1.20	70
827,306	0.93	0.09	(i)	1.13	70
1,031,463	0.93	(0.13)		1.10	79
685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$37.25	$0.16	(f)(g)	$2.05	$2.21	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)(h)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(i)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	36.46	0.06	(f)(g)	2.00	2.06	—	(2.79)	(2.79)
Year Ended June 30, 2014	31.05	(0.03	)(f)(h)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(f)(i)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	36.19	0.07	(f)(g)	1.98	2.05	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)(h)	6.83	6.80	— (j)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(i)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	36.14	0.12	(f)(g)	1.97	2.09	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)(h)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(i)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.47	6.20%	$2,700,548	1.23%	0.84	%(g)	1.39%	10%
37.25	23.25	3,404,974	1.23	0.42	(h)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(i)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

35.73	5.91	8,990	1.74	0.35	(g)	1.87	10
36.46	22.67	10,619	1.72	(0.08	)(h)	1.87	25
31.05	24.42	15,382	1.74	0.13	(i)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

35.39	5.92	613,455	1.74	0.38	(g)	1.90	10
36.19	22.63	608,283	1.74	(0.09	)(h)	1.87	25
30.84	24.43	534,813	1.74	0.16	(i)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

35.29	6.06	75,043	1.49	0.65	(g)	1.66	10
36.14	22.94	71,958	1.49	0.17	(h)	1.62	25
30.81	24.71	57,003	1.49	0.43	(i)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	$37.99	$0.28	(f)(g)	$2.07	$2.35	$(0.40)	$(2.79)	$(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)(h)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(i)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	37.61	0.19	(f)(g)	2.08	2.27	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)(h)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(i)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (j)	—	— (j)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.03), $(0.02), $0.03, $0.18 and $0.10 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.34%, (0.14)%, (0.12)%, 0.15%, 0.94% and 0.53% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.15	6.45%	$10,164,312	0.74%	1.46	%(g)	0.95%	10%
37.99	23.88	8,581,992	0.74	0.92	(h)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(i)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

36.80	6.30	2,430,736	0.98	1.00	(g)	1.11	10
37.61	23.59	2,967,759	0.98	0.67	(h)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(i)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$9.91	$(0.07	)(g)	$0.23	$0.16	$10.07	1.61%
Year Ended June 30, 2014	9.79	(0.13	)(g)	0.25	0.12	9.91	1.23
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10	9.79	1.03
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)	9.69	(1.22)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	9.81	1.03
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	9.71	(4.90)

Class B
Six Months Ended December 31, 2014 (Unaudited)	9.39	(0.09	)(g)	0.22	0.13	9.52	1.38
Year Ended June 30, 2014	9.31	(0.17	)(g)	0.25	0.08	9.39	0.86
Year Ended June 30, 2013	9.29	(0.17	)(g)(h)	0.19	0.02	9.31	0.22
Year Ended June 30, 2012	9.47	(0.20	)(g)	0.02	(0.18)	9.29	(1.90)
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	9.47	0.32
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	9.44	(5.69)

Class C
Six Months Ended December 31, 2014 (Unaudited)	9.40	(0.09	)(g)	0.22	0.13	9.53	1.38
Year Ended June 30, 2014	9.33	(0.17	)(g)	0.24	0.07	9.40	0.75
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03	9.33	0.32
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)	9.30	(1.90)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	9.48	0.21
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	9.46	(5.59)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	10.09	(0.06	)(g)	0.24	0.18	10.27	1.78
Year Ended June 30, 2014	9.94	(0.11	)(g)	0.26	0.15	10.09	1.51
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12	9.94	1.22
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)	9.82	(0.91)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	9.91	1.23
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	9.79	(4.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for the six months ended December 31, 2014, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.46% for the six months ended December 31, 2014, 1.99% and 2.41% for the year ended June 30, 2014, 2.16% and 2.38% for 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.43% for the six months ended December 31, 2014, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.64% for the six months ended December 31, 2014, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13),$(0.19),$(0.19) and $(0.11) for Class A,Class B,Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%,(2.07)%,(2.06)% and (1.16)% for Class A,Class B,Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$7,007	2.74%	(1.35)%		3.18%	43%	124%
10,301	2.78	(1.36)		3.20	106	227
14,101	3.04	(1.13	)(h)	3.44	94	251
19,759	2.86	(1.42)		3.32	151	316
29,216	2.92	(1.65)		3.38	145	339
94,549	2.94	(1.65)		3.39	146	348

156	3.24	(1.83)		3.71	43	124
209	3.28	(1.88)		3.70	106	227
530	3.70	(1.82	)(h)	3.92	94	251
1,401	3.61	(2.18)		3.83	151	316
3,484	3.67	(2.47)		3.88	145	339
7,849	3.69	(2.39)		3.89	146	348

7,655	3.23	(1.83)		3.69	43	124
8,602	3.28	(1.85)		3.70	106	227
11,181	3.69	(1.81	)(h)	3.92	94	251
15,677	3.61	(2.17)		3.82	151	316
22,094	3.67	(2.46)		3.88	145	339
39,610	3.70	(2.39)		3.89	146	348

306,190	2.48	(1.10)		2.89	43	124
431,890	2.52	(1.07)		2.94	106	227
317,974	2.78	(0.90	)(h)	3.18	94	251
476,803	2.61	(1.17)		3.07	151	316
491,653	2.67	(1.39)		3.13	145	339
433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$29.15	$0.12	(f)	$1.37	$1.49	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(f)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2014 (Unaudited)	29.08	0.04	(f)	1.37	1.41	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(f)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	29.31	0.19	(f)	1.40	1.59	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(f)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.27	0.15	(f)	1.39	1.54	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(f)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$29.67	5.18%	$2,151,927	1.24%	0.79%	1.36%	9%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.62	4.91	552,738	1.74	0.30	1.82	9
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.81	5.48	4,179,965	0.74	1.30	0.90	9
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.78	5.31	2,970,065	0.99	1.03	1.06	9
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,162,569	$—	$—	$4,162,569

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,072,435	$—	$—	$3,072,435

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,362,475	$—	$—	$2,362,475

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,058,832	$—	$—	$16,058,832

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$318,202	$—	$—	$318,202

Total Liabilities for Securities Sold Short (a)	$(297,278)	$—	$—	$(297,278)

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—	$18

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,825,377	$—	$—	$9,825,377

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,319
Ending Notional Balance Short	1,527

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$299	$1
Mid Cap Equity Fund	89	—	(a)
Mid Cap Growth Fund	43	—	(a)
Mid Cap Value Fund	17	1
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	297	1

(a)	Amount rounds to less than $1,000.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Growth Advantage Fund Class R6 which is in place until December 31, 2014 and Mid Cap Equity Fund which is in place until October 31, 2016. Effective January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was increased to 0.85% until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$332	$375	$—
Mid Cap Equity Fund	816	545	1,396	2,757	19
Mid Cap Growth Fund	636	420	743	1,799	2
Mid Cap Value Fund	5,146	3,337	5,090	13,573	19
Multi-Cap Market Neutral Fund	635	172	3	810	—	(a)
Value Advantage Fund	1,563	1,009	2,184	4,756	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$74
Mid Cap Equity Fund	90
Mid Cap Growth Fund	51
Mid Cap Value Fund	425
Multi-Cap Market Neutral Fund	42
Value Advantage Fund	568
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,255,468	$953,897	$—	$—
Mid Cap Equity Fund	703,146	512,731	—	—
Mid Cap Growth Fund	678,546	551,646	—	—
Mid Cap Value Fund	1,550,189	1,883,654	—	—
Multi-Cap Market Neutral Fund	157,178	273,030	188,296	291,738
Value Advantage Fund	2,152,827	705,819	—	—

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,063,728	$1,147,279	$48,438	$1,098,841
Mid Cap Equity Fund	2,314,882	775,491	17,938	757,553
Mid Cap Growth Fund	1,730,613	692,528	60,666	631,862
Mid Cap Value Fund	10,444,022	5,738,724	123,914	5,614,810
Multi-Cap Market Neutral Fund	255,487	66,272	3,557	62,715
Value Advantage Fund	8,094,058	1,792,991	61,672	1,731,319

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

At June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

At June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014. Average borrowings from the Facility for the six months ended December 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of December 31, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	30.0
Multi-Cap Market Neutral Fund	89.1%	—
Value Advantage Fund	—	16.7

Additionally, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

As of December 31, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.90	$6.45	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,043.80	9.02	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,043.70	9.01	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	1,049.10	4.39	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,049.60	3.98	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Select Class
Actual	1,000.00	1,047.40	5.47	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,040.40	6.38	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,037.70	8.94	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,039.20	$7.66	1.49%
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,042.70	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,042.90	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,042.20	4.58	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,019.50	6.31	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,017.30	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,016.90	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,018.80	7.12	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	1,021.80	4.03	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,022.10	3.77	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,020.90	4.74	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,062.00	6.39	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,059.10	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,059.20	9.03	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,060.60	7.74	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual	1,000.00	1,064.50	3.85	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,063.00	5.10	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual	$1,000.00	$1,016.10	$13.92	2.74%
Hypothetical	1,000.00	1,011.39	13.89	2.74
Class B
Actual	1,000.00	1,013.80	16.45	3.24
Hypothetical	1,000.00	1,008.87	16.41	3.24
Class C
Actual	1,000.00	1,013.80	16.40	3.23
Hypothetical	1,000.00	1,008.92	16.36	3.23
Select Class
Actual	1,000.00	1,017.80	12.61	2.48
Hypothetical	1,000.00	1,012.70	12.58	2.48

Value Advantage Fund
Class A
Actual	1,000.00	1,051.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,049.10	8.99	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,054.80	3.83	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,053.10	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the

administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the first, first, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third and first quintiles for Class A shares for the one- and three year periods ended December 31, 2013, respectively and in the second, first and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the fourth, first, and second quintiles for Class A shares and in the fourth, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the second, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Value Advantage Fund’s performance was in the fourth, second, and second quintiles for Class A shares and in the third, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2014

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. December 2014.

SAN-MC-1214

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2014 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European
Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014.
In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29,
2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds
— widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in
the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at
-0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s
economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial
market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

1

CEO’S LETTER

(Unaudited) (continued)

and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

2

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

U.S equity markets performed strongly during the six month reporting period amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of
2014. The Standard & Poor’s 500 Index (“S&P 500”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the
Dow Jones Industrial Average closed above 18,000 points for the first time. U.S. Treasury securities with longer maturities also performed well during the six month reporting period, as geopolitical risks and concerns about weakness in the global economy pushed investors into so-called safe haven bonds.

Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period. For the six months ended December 31, 2014, the Russell 2000 Index, a measure of small cap stocks, returned 1.65%, underperforming both the Russell Midcap Index and the Russell 1000 Index, which returned 4.18% and 5.57%, respectively.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

3.08%

Russell 2000 Growth Index

3.31%

Net Assets as of 12/31/2014 (In Thousands)

$
539,139

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the health care sector and its security selection in the producer durables sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the
Fund’s overweight positions in Laredo Petroleum Holdings Inc., Oasis Petroleum Inc. and Forum Energy Technologies Inc. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Forum
Energy, an oilfield services company, fell amid overall weakness in the energy sector due to falling oil prices.

Individual contributors to
relative performance included the Fund’s overweight positions in Puma Biotechnology Inc., Receptos Inc. and Trex Inc. Shares of Puma Biotechnology, a development-stage biopharmaceutical company, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate. Share of Trex, a maker of plastic/wood composite products for the home improvement market, rose on an improved quarterly revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Middleby Corp. (The)

2.2
%

2.

Acuity Brands, Inc.

2.1

3.

Acadia Healthcare Co., Inc.

1.8

4.

Trex Co., Inc.

1.7

5.

Watsco, Inc.

1.6

6.

Wolverine World Wide, Inc.

1.5

7.

Insulet Corp.

1.4

8.

Lithia Motors, Inc., Class A

1.4

9.

Old Dominion Freight Line, Inc.

1.4

10.

Monolithic Power Systems, Inc.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Health Care

25.7
%

Information Technology

24.5

Industrials

19.5

Consumer Discretionary

14.4

Financials

8.3

Energy

2.7

Consumer Staples

1.2

Telecommunication Services

1.0

Materials

0.9

Short-Term Investment

1.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

4

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

May 19, 1997

Without Sales Charge

3.08
%

(0.45
)%

16.03
%

7.54
%

With Sales Charge**

(2.33
)

(5.68
)

14.79

6.97

CLASS B SHARES

May 19, 1997

Without CDSC

2.83

(0.92
)

15.42

7.05

With CDSC***

(2.17
)

(5.92
)

15.20

7.05

CLASS C SHARES

January 7, 1998

Without CDSC

2.78

(0.97
)

15.40

6.95

With CDSC****

1.78

(1.97
)

15.40

6.95

SELECT CLASS SHARES

April 5, 1999

3.19

(0.17
)

16.40

7.94

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2004 to
December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial
investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED
DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

3.47%

Russell 2000 Index

1.65%

Net Assets as of 12/31/2014 (In Thousands)

$
726,636

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the
“Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the pharmaceutical and energy sectors was a leading contributor to performance relative to the Benchmark, while security selection in the semiconductors and finance sectors was a leading detractor from relative performance.

Individual contributors to relative performance included
the Fund’s overweight positions in Hawaiian Holdings Inc., Skyworks Solutions Inc. and Kite Pharma Inc. Shares of Hawaiian Holdings, owner/operator of Hawaiian Airlines, strengthened on expectations that lower fuel prices will bolster earnings.
Shares of Skyworks Solutions, a producer of radio frequency semiconductors not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Kite Pharma, a drug maker focused on cancer immunotherapy, rose on investor expectations for its pipeline of drug candidates.

Individual detractors from relative performance included the
Fund’s overweight positions in First Solar Inc., Tower International Inc. and Warren Resources Inc. Shares of First Solar, a maker of solar energy technology not held in the Benchmark, declined amid concerns about demand for the company’s products amid falling global oil prices. Shares of Tower International, a supplier of components to auto makers, fell after the company lowered its revenue forecast and postponed an offering of $250 million in short-term debt. Shares of Warren
Resources, an independent oil exploration and production company, fell amid declining global oil prices and the resignation of its chief executive/chairman in early December.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s
portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Office Depot, Inc.

1.3
%

2.

Dynegy, Inc.

1.2

3.

NuVasive, Inc.

1.1

4.

Unisys Corp.

1.1

5.

Hawaiian Holdings, Inc.

1.1

6.

Deluxe Corp.

1.0

7.

Sanmina Corp.

1.0

8.

Inteliquent, Inc.

0.9

9.

Skyworks Solutions, Inc.

0.9

10.

Take-Two Interactive Software, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

22.7
%

Information Technology

17.3

Industrials

15.1

Health Care

14.2

Consumer Discretionary

13.0

Consumer Staples

4.2

Energy

4.0

Materials

3.3

Utilities

3.3

Telecommunication Services

1.4

Short-Term Investment

1.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

6

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

SELECT CLASS SHARES

January 1, 1997

3.47
%

9.73
%

17.89
%

8.05
%

*

Not annualized.

TEN YEAR PERFORMANCE
(12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31,
2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper
Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED
DECEMBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

2.56%

Russell 2000 Index

1.65%

Net Assets as of 12/31/2014 (In Thousands)

$
3,435,206

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary and materials & processing sector was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Jarden Corp., Brinker International Inc. and Imperva Inc. Shares of Jarden, a consumer products company not held in the Benchmark, rose after the company raised its forecast for earnings amid healthy consumer spending the in U.S. Shares of Brinker International, an owner and franchiser of restaurant chains that was not held in the Benchmark, strengthened amid better-than-expected restaurant sales and expectations that falling gasoline prices would boost consumer spending. Shares of
Imperva, a data security technology provider, rebounded on positive investor reaction to the company’s new chief executive and management team.

Individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc. and Resolute Energy Corp. Shares of Oasis Petroleum, an
oil exploration and production company, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid a decline in global oil prices. Shares of Resolute Energy, an independent oil and gas exploration and production company, declined on the company’s reduced production forecast and its inability to escalate drilling as expected.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Jarden Corp.

2.8
%

2.

Waste Connections, Inc.

2.7

3.

Brinker International, Inc.

2.1

4.

Spectrum Brands Holdings, Inc.

2.0

5.

Silgan Holdings, Inc.

1.9

6.

AptarGroup, Inc.

1.9

7.

Crown Holdings, Inc.

1.8

8.

RLJ Lodging Trust

1.8

9.

IDEXX Laboratories, Inc.

1.8

10.

Toro Co. (The)

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.2
%

Consumer Discretionary

19.2

Industrials

17.0

Information Technology

12.4

Health Care

10.8

Materials

5.6

Consumer Staples

3.3

Energy

3.2

Utilities

3.0

Mutual Funds

0.4

Short-Term Investment

3.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

8

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

December 20, 1994

Without Sales Charge

2.56
%

7.00
%

17.21
%

11.30
%

With Sales Charge**

(2.82
)

1.38

15.94

10.70

CLASS B SHARES

March 28, 1995

Without CDSC

2.31

6.48

16.62

10.86

With CDSC***

(2.69
)

1.48

16.41

10.86

CLASS C SHARES

February 19, 2005

Without CDSC

2.29

6.47

16.62

10.75

With CDSC****

1.29

5.47

16.62

10.75

CLASS R2 SHARES

November 3, 2008

2.44

6.73

16.91

11.13

CLASS R5 SHARES

May 15, 2006

2.82

7.55

17.79

11.86

SELECT CLASS SHARES

May 7, 1996

2.71

7.33

17.56

11.67

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its
inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares.
The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of
Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper
Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A
Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees
and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

3.14%

Russell 2000 Growth Index

3.31%

Net Assets as of 12/31/2014 (In Thousands)

$
1,160,972

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the consumer discretionary sectors and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the health care sector and its security selection in the producer durables sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Laredo Petroleum Holdings Inc., Oasis Petroleum Inc. and
Forum Energy Technologies Inc. Shares of Laredo Petroleum, an oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Forum Energy, an oilfield services company, fell amid overall weakness in the energy sector due to falling oil prices.

Individual contributors to relative performance included the Fund’s overweight positions in Puma Biotechnology Inc., Receptos
Inc. and Trex Inc. Shares of Puma Biotechnology, a development-stage biopharmaceutical company, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate. Share of Trex, a maker of plastic/wood composite products for the home improvement market, rose on an improved quarterly revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Middleby Corp. (The)

2.3
%

2.

Acuity Brands, Inc.

2.1

3.

Acadia Healthcare Co., Inc.

1.9

4.

Trex Co., Inc.

1.7

5.

Watsco, Inc.

1.6

6.

Wolverine World Wide, Inc.

1.5

7.

Insulet Corp.

1.5

8.

Lithia Motors, Inc., Class A

1.4

9.

Old Dominion Freight Line, Inc.

1.4

10.

Monolithic Power Systems, Inc.

1.4

PORTFOLIO COMPOSITION BY SECTOR***

Health Care

26.0
%

Information Technology

24.7

Industrials

19.7

Consumer Discretionary

14.6

Financials

8.4

Energy

2.7

Consumer Staples

1.2

Telecommunication Services

1.0

Materials

0.9

Short-Term Investment

0.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

10

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

July 1, 1991

Without Sales Charge

3.14
%

(0.22
)%

16.40
%

8.83
%

With Sales Charge**

(2.25
)

(5.46
)

15.16

8.25

CLASS B SHARES

September 12, 1994

Without CDSC

2.87

(0.73
)

15.80

8.32

With CDSC***

(2.13
)

(5.73
)

15.58

8.32

CLASS C SHARES

November 4, 1997

Without CDSC

2.88

(0.79
)

15.81

8.23

With CDSC****

1.88

(1.79
)

15.81

8.23

CLASS R2 SHARES

November 3, 2008

2.97

(0.51
)

16.12

8.54

CLASS R6 SHARES

November 30, 2010

3.41

0.25

16.97

9.30

INSTITUTIONAL CLASS SHARES

February 19, 2005

3.36

0.19

16.88

9.26

SELECT CLASS SHARES

March 26, 1996

3.28

0.05

16.71

9.11

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares
prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from February 19, 2005 through inception and on the performance of Select Class Shares prior to February 19, 2005. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in
Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B
Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

0.64%

Russell 2000 Value Index

0.01%

Net Assets as of 12/31/2014 (In Thousands)

$
1,623,197

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while security selection in the finance and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Spansion Inc., Western Refining Inc. and Helix
Energy Solutions Inc. Shares of Spansion, a provider of flash memory technology not held in the Benchmark, rose on news that the company would be acquired by Cypress Semiconductor Corp. Shares of Western Refining, a crude oil refining and marketing company not held in the Benchmark, rose on better-than-expected earnings and revenue. Shares of Helix Energy, an offshore oilfield services company, strengthened after the company raised its earnings forecast.

Individual detractors from relative performance included the Fund’s overweight positions in Ocwen Financial Corp., Cloud Peak Energy Inc. and PhotoMedex
Inc. Shares of Ocwen, a mortgage loan servicing and origination company not held in the Benchmark, fell amid the ouster of the company’s influential chairman in a $150 million settlement with the New York State Department of Finance following an investigation of foreclosure and accounting practices. Shares of Cloud Peak, a coal company, weakened on investor concerns about coal demand amid falling global oil prices. Shares of PhotoMedex, a provider of skin care products, fell amid declining sales and purported class action lawsuits related to its key hair removal product.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative

performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels.
Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Portland General Electric Co.

1.2
%

2.

CYS Investments, Inc.

1.1

3.

Rite Aid Corp.

1.1

4.

Spansion, Inc., Class A

1.0

5.

Dana Holding Corp.

1.0

6.

DCT Industrial Trust, Inc.

1.0

7.

CNO Financial Group, Inc.

0.9

8.

Helix Energy Solutions Group, Inc.

0.9

9.

AAR Corp.

0.9

10.

Dillard’s, Inc., Class A

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

38.0
%

Industrials

14.3

Information Technology

10.6

Consumer Discretionary

9.8

Utilities

6.4

Health Care

5.2

Energy

4.3

Materials

3.8

Consumer Staples

3.8

Telecommunication Services

0.7

Short-Term Investment

3.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

12

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

January 27, 1995

Without Sales Charge

0.49
%

4.00
%

15.40
%

7.71
%

With Sales Charge**

(4.79
)

(1.46
)

14.16

7.13

CLASS B SHARES

January 27, 1995

Without CDSC

0.22

3.40

14.71

7.18

With CDSC***

(4.78
)

(1.60
)

14.48

7.18

CLASS C SHARES

March 22, 1999

Without CDSC

0.20

3.36

14.69

7.06

With CDSC****

(0.80
)

2.36

14.69

7.06

CLASS R2 SHARES

November 3, 2008

0.36

3.76

15.12

7.44

CLASS R5 SHARES

May 15, 2006

0.68

4.38

15.79

8.06

CLASS R6 SHARES

February 22, 2005

0.71

4.43

15.84

8.13

SELECT CLASS SHARES

January 27, 1995

0.64

4.29

15.70

7.98

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class
R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.
The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value
Index and the Lipper Small-Cap Value Funds Index from December 31, 2004 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a
$1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

3.65%

Russell 2000 Index

1.65%

Net Assets as of 12/31/2014 (In Thousands)

$
720,604

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2014. The Fund’s security selection and overweight position in the pharmaceuticals sector and security selection in the industrial cyclical sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the finance sector and its underweight position in the real estate investment trust sector were leading detractors from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in
Puma Biotechnology Inc., Taser International Inc. and Strayer Education Inc. Shares of Puma Biotechnology, a development stage biopharmaceutical company not held in the Benchmark, rose on positive clinical trial results for its lung cancer drug candidate. Shares of Taser International, maker of Taser brand electronic weapons that was not held in the Benchmark, strengthened on strong demand for its products. Shares of Strayer Education, owner/operator of for-profit Strayer University that was not held in the Benchmark, rose on better-than-expected quarterly earnings.

Individual detractors from relative performance included the
Fund’s overweight positions in PhotoMedex Inc., H.H. Gregg Inc. and Ocwen Financial Corp. Shares of PhotoMedex, a provider of skin care products, fell amid declining sales and purported class action lawsuits related to its key hair removal product. Shares of H.H. Gregg, a retailer of housewares and consumer electronics, declined after the company forecast weak sales in stores open more than one year. Shares of Ocwen, a mortgage loan servicing and origination company not held in the
Benchmark, fell amid the ouster of the company’s influential chairman in a $150 million settlement with the New York State Department of Finance following an investigation of foreclosure and accounting practices.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Outerwall, Inc.

1.3
%

2.

Pantry, Inc. (The)

1.2

3.

Rite Aid Corp.

1.2

4.

Strayer Education, Inc.

1.1

5.

Alaska Air Group, Inc.

1.1

6.

Dana Holding Corp.

1.0

7.

Iconix Brand Group, Inc.

1.0

8.

United Stationers, Inc.

1.0

9.

Dillard’s, Inc., Class A

1.0

10.

AAR Corp.

1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.4
%

Information Technology

18.0

Health Care

14.5

Consumer Discretionary

13.0

Industrials

13.0

Consumer Staples

4.8

Energy

3.9

Utilities

3.0

Materials

2.9

Telecommunication Services

0.8

Short-Term Investment

4.7

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

14

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2014

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

November 1, 2007

Without Sales Charge

3.39
%

8.12
%

17.33
%

8.20
%

With Sales Charge**

(2.03
)

2.45

16.08

7.62

CLASS C SHARES

November 1, 2007

Without CDSC

3.09

7.57

16.76

7.82

With CDSC***

2.09

6.57

16.76

7.82

CLASS R2 SHARES

November 1, 2011

3.23

7.85

17.17

8.13

CLASS R6 SHARES

November 1, 2011

3.64

8.71

17.89

8.63

INSTITUTIONAL CLASS SHARES

November 4, 1993

3.65

8.66

17.85

8.61

SELECT CLASS SHARES

September 10, 2001

3.56

8.48

17.65

8.42

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/04 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C
Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from
November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6
Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2004 to December 31, 2014. The performance of the
Fund

assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect
the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 14.4%

Distributors — 0.5%

44

Pool Corp. (m)

2,799

Diversified Consumer Services — 1.3%

346

2U, Inc. (a)

6,811

Hotels, Restaurants & Leisure — 1.0%

165

Boyd Gaming Corp. (a) (m)

2,107

242

Scientific Games Corp., Class A (a)

3,081

5,188

Household Durables — 0.5%

188

TRI Pointe Homes, Inc. (a)

2,863

Internet & Catalog Retail — 2.3%

270

Coupons.com, Inc. (a)

4,793

75

HomeAway, Inc. (a)

2,226

186

RetailMeNot, Inc. (a)

2,722

124

Wayfair, Inc., Class A (a)

2,454

12,195

Specialty Retail — 5.7%

137

Container Store Group, Inc. (The) (a)

2,625

145

Five Below, Inc. (a)

5,931

89

Lithia Motors, Inc., Class A

7,727

112

Men’s Wearhouse, Inc. (The)

4,946

84

Penske Automotive Group, Inc.

4,120

115

Vitamin Shoppe, Inc. (a)

5,603

30,952

Textiles, Apparel & Luxury Goods — 3.1%

159

Kate Spade & Co. (a) (m)

5,101

180

Vera Bradley, Inc. (a)

3,670

272

Wolverine World Wide, Inc.

8,011

16,782

Total Consumer Discretionary

77,590

Consumer Staples — 1.2%

Food Products — 1.2%

84

Diamond Foods, Inc. (a)

2,376

241

Freshpet, Inc. (a)

4,120

Total Consumer Staples

6,496

Energy — 2.7%

Energy Equipment & Services — 1.5%

53

Dril-Quip, Inc. (a)

4,047

181

Forum Energy Technologies, Inc. (a)

3,749

7,796

SHARES

SECURITY DESCRIPTION

VALUE($)

Oil, Gas & Consumable Fuels — 1.2%

126

Delek U.S. Holdings, Inc.

3,430

137

Eclipse Resources Corp. (a)

963

216

Laredo Petroleum, Inc. (a)

2,232

6,625

Total Energy

14,421

Financials — 8.3%

Banks — 1.8%

39

Signature Bank (a)

4,901

85

Texas Capital Bancshares, Inc. (a)

4,643

9,544

Capital Markets — 2.6%

193

Financial Engines, Inc.

7,039

198

FXCM, Inc., Class A

3,282

372

PennantPark Investment Corp.

3,540

13,861

Diversified Financial Services — 0.3%

80

On Deck Capital, Inc. (a)

1,803

Insurance — 0.7%

72

AmTrust Financial Services, Inc.

4,047

Real Estate Investment Trusts (REITs) — 1.0%

40

EastGroup Properties, Inc. (m)

2,562

62

Highwoods Properties, Inc. (m)

2,743

5,305

Real Estate Management & Development — 0.7%

114

RE/MAX Holdings, Inc., Class A

3,897

Thrifts & Mortgage Finance — 1.2%

84

BofI Holding, Inc. (a)

6,533

Total Financials

44,990

Health Care — 25.8%

Biotechnology — 11.3%

132

ACADIA Pharmaceuticals, Inc. (a)

4,183

81

Acceleron Pharma, Inc. (a)

3,159

66

Aegerion Pharmaceuticals, Inc. (a)

1,378

237

Arrowhead Research Corp. (a)

1,747

66

Avalanche Biotechnologies, Inc. (a)

3,585

60

Bellicum Pharmaceuticals, Inc. (a)

1,387

98

Chimerix, Inc. (a)

3,957

133

Coherus Biosciences, Inc. (a)

2,173

130

Exact Sciences Corp. (a)

3,555

326

Halozyme Therapeutics, Inc. (a)

3,145

201

Ignyta, Inc. (a)

1,377

215

Insmed, Inc. (a)

3,325

SEE NOTES TO
FINANCIAL STATEMENTS.

16

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

90

Intrexon Corp. (a)

2,474

50

Isis Pharmaceuticals, Inc. (a)

3,108

219

Keryx Biopharmaceuticals, Inc. (a)

3,092

67

Kite Pharma, Inc. (a)

3,843

108

Portola Pharmaceuticals, Inc. (a)

3,069

20

Puma Biotechnology, Inc. (a)

3,720

37

Receptos, Inc. (a)

4,591

24

Synageva BioPharma Corp. (a)

2,231

80

Versartis, Inc. (a)

1,800

60,899

Health Care Equipment & Supplies — 6.8%

441

GenMark Diagnostics, Inc. (a)

6,008

169

Insulet Corp. (a)

7,799

202

K2M Group Holdings, Inc. (a)

4,224

47

Nevro Corp. (a)

1,806

454

Novadaq Technologies, Inc., (Canada) (a)

7,541

382

Syneron Medical Ltd., (Israel) (a)

3,561

1,742

Unilife Corp. (a)

5,836

36,775

Health Care Providers & Services — 3.9%

162

Acadia Healthcare Co., Inc. (a)

9,893

129

Surgical Care Affiliates, Inc. (a)

4,343

81

WellCare Health Plans, Inc. (a)

6,635

20,871

Health Care Technology — 1.0%

207

Veeva Systems, Inc., Class A (a)

5,458

Life Sciences Tools & Services — 1.3%

206

Fluidigm Corp. (a)

6,955

Pharmaceuticals — 1.5%

232

Nektar Therapeutics (a)

3,595

89

Revance Therapeutics, Inc. (a)

1,511

114

Sagent Pharmaceuticals, Inc. (a)

2,853

7,959

Total Health Care

138,917

Industrials — 19.5%

Aerospace & Defense — 1.9%

103

HEICO Corp. (m)

6,227

100

Hexcel Corp. (a)

4,132

10,359

Air Freight & Logistics — 1.1%

141

XPO Logistics, Inc. (a)

5,779

SHARES

SECURITY DESCRIPTION

VALUE($)

Airlines — 1.3%

92

Spirit Airlines, Inc. (a)

6,975

Building Products — 3.7%

139

Fortune Brands Home & Security, Inc.

6,285

59

Masonite International Corp. (a)

3,621

46

Norcraft Cos., Inc. (a)

896

215

Trex Co., Inc. (a)

9,152

19,954

Electrical Equipment — 2.1%

80

Acuity Brands, Inc.

11,273

Industrial Conglomerates — 1.1%

63

Carlisle Cos., Inc. (m)

5,641

Machinery — 2.9%

43

Graco, Inc. (m)

3,422

121

Middleby Corp. (The) (a)

12,033

15,455

Marine — 0.8%

55

Kirby Corp. (a)

4,465

Road & Rail — 1.4%

99

Old Dominion Freight Line, Inc. (a)

7,684

Trading Companies & Distributors — 3.2%

96

H&E Equipment Services, Inc.

2,696

200

Rush Enterprises, Inc., Class A (a)

6,401

78

Watsco, Inc. (m)

8,387

17,484

Total Industrials

105,069

Information Technology — 24.5%

Communications Equipment — 3.2%

258

Aruba Networks, Inc. (a)

4,688

221

Ciena Corp. (a) (m)

4,283

140

Infinera Corp. (a)

2,054

23

Palo Alto Networks, Inc. (a)

2,785

272

Ruckus Wireless, Inc. (a)

3,275

17,085

Electronic Equipment, Instruments & Components — 0.5%

31

FEI Co. (m)

2,830

Internet Software & Services — 7.3%

99

ChannelAdvisor Corp. (a)

2,135

130

Cornerstone OnDemand, Inc. (a)

4,583

38

CoStar Group, Inc. (a)

6,918

144

Dealertrack Technologies, Inc. (a)

6,369

114

Demandware, Inc. (a)

6,570

126

Envestnet, Inc. (a)

6,168

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2014

J.P. MORGAN SMALL CAP FUNDS

17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Internet Software & Services — continued

138

Marketo, Inc. (a)

4,519

47

Trulia, Inc. (a)

2,142

39,404

Semiconductors & Semiconductor Equipment — 5.0%

108

Cavium, Inc. (a)

6,651

390

Inphi Corp. (a)

7,208

152

Monolithic Power Systems, Inc.

7,565

194

TriQuint Semiconductor, Inc. (a)

5,336

26,760

Software — 7.4%

80

CommVault Systems, Inc. (a)

4,158

125

FleetMatics Group plc, (Ireland) (a)

4,426

209

Fortinet, Inc. (a)

6,402

140

Guidewire Software, Inc. (a)

7,089

66

HubSpot, Inc. (a)

2,203

103

Imperva, Inc. (a)

5,073

110

Proofpoint Inc (a)

5,292

64

Tableau Software, Inc., Class A (a)

5,408

40,051

Technology Hardware, Storage & Peripherals — 1.1%

213

Nimble Storage, Inc. (a)

5,859

Total Information Technology

131,989

SHARES

SECURITY DESCRIPTION

VALUE($)

Materials — 0.9%

Construction Materials — 0.9%

65

Eagle Materials, Inc.

4,949

Telecommunication Services — 1.0%

Wireless Telecommunication Services — 1.0%

311

Boingo Wireless, Inc. (a)

2,384

209

RingCentral, Inc., Class A (a)

3,114

Total Telecommunication Services

5,498

Total Common Stocks (Cost $379,260)

529,919

Short-Term Investment — 1.8%

Investment Company — 1.8%

9,926

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $9,926)

9,926

Total Investments — 100.1% (Cost $389,186)

539,845

Liabilities in Excess of Other Assets — (0.1)%

(706
)

NET ASSETS — 100.0%

$
539,139

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

18

J.P. MORGAN SMALL CAP FUNDS

DECEMBER 31, 2014

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 13.0%

Auto Components — 1.4%

146

Cooper Tire & Rubber Co.

5,063

52

Stoneridge, Inc. (a)

669

178

Tower International, Inc. (a)

4,545

10,277

Distributors — 0.3%

37

Core-Mark Holding Co., Inc.

2,267

9

VOXX International Corp. (a)

75

2,342

Diversified Consumer Services — 0.5%

9

Capella Education Co.

669

102

Chegg, Inc. (a)

708

118

LifeLock, Inc. (a)

2,175

3,552

Hotels, Restaurants & Leisure — 1.4%

71

Bloomin’ Brands, Inc. (a)

1,763

29

Dave & Buster’s Entertainment, Inc. (a)

794

56

Jack in the Box, Inc.

4,486

165

Ruth’s Hospitality Group, Inc.

2,478

33

Sonic Corp.

910

10,431

Household Durables — 1.8%

88

Helen of Troy Ltd., (Bermuda) (a)

5,693

27

Jarden Corp. (a)

1,300

63

KB Home

1,049

13

Libbey, Inc. (a)

409

20

Lifetime Brands, Inc.

335

9

NACCO Industries, Inc., Class A

540

130

Skullcandy, Inc. (a)

1,191

33

Universal Electronics, Inc. (a)

2,159

12,676

Internet & Catalog Retail — 0.4%

15

Coupons.com, Inc. (a)

259

45

Lands’ End, Inc. (a)

2,445

13

Wayfair, Inc., Class A (a)

258

2,962

Leisure Products — 0.0% (g)

13

Nautilus, Inc. (a)

200

Media — 1.7%

15

AMC Entertainment Holdings, Inc., Class A

380

133

Dex Media, Inc. (a)

1,194

225

E.W. Scripps Co. (The), Class A (a)

5,026

SHARES

SECURITY DESCRIPTION

VALUE($)

Media — continued

32

Entercom Communications Corp., Class A (a)

383

80

Journal Communications, Inc., Class A (a)

915

11

Live Nation Entertainment, Inc. (a)

298

43

Nexstar Broadcasting Group, Inc., Class A

2,201

73

Sinclair Broadcast Group, Inc., Class A

2,000

12,397

Multiline Retail — 0.4%

24

Dillard’s, Inc., Class A

2,979

Specialty Retail — 4.2%

133

Barnes & Noble, Inc. (a)

3,093

6

Boot Barn Holdings, Inc. (a)

105

99

Brown Shoe Co., Inc.

3,170

64

Cato Corp. (The), Class A

2,687

9

Children’s Place, Inc. (The)

490

43

Citi Trends, Inc. (a)

1,078

190

Express, Inc. (a)

2,797

71

Lithia Motors, Inc., Class A

6,190

1,076

Office Depot, Inc. (a)

9,226

13

Outerwall, Inc. (a)

955

22

Systemax, Inc. (a)

301

30,092

Textiles, Apparel & Luxury Goods — 0.9%

27

G-III Apparel Group Ltd. (a)

2,748

115

Iconix Brand Group, Inc. (a)

3,889

6,637

Total Consumer Discretionary

94,545

Consumer Staples — 4.2%

Food & Staples Retailing — 2.1%

47

Andersons, Inc. (The)

2,482

673

Rite Aid Corp. (a)

5,064

70

Smart & Final Stores, Inc. (a)

1,104

178

SpartanNash Co.

4,643

181

SUPERVALU, Inc. (a)

1,752

15,045

Food Products — 1.7%

221

Chiquita Brands International, Inc. (a)

3,193

20

Freshpet, Inc. (a)

340

188

Pilgrim’s Pride Corp. (a)

6,151

49

Pinnacle Foods, Inc.

1,716

16

Sanderson Farms, Inc.

1,311

12,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Personal Products — 0.4%
26	Revlon, Inc., Class A (a)	874
20	USANA Health Sciences, Inc. (a)	2,062

		2,936

	Total Consumer Staples	30,692

	Energy — 4.0%
	Energy Equipment & Services — 1.1%
25	Basic Energy Services, Inc. (a)	174
52	C&J Energy Services, Inc. (a)	691
30	Dawson Geophysical Co.	364
45	FMSA Holdings, Inc. (a)	313
57	Forum Energy Technologies, Inc. (a)	1,188
58	Helix Energy Solutions Group, Inc. (a)	1,261
64	Matrix Service Co. (a)	1,419
16	Pioneer Energy Services Corp. (a)	86
61	Superior Energy Services, Inc.	1,228
113	Tesco Corp.	1,445

		8,169

	Oil, Gas & Consumable Fuels — 2.9%
497	Abraxas Petroleum Corp. (a)	1,461
65	Carrizo Oil & Gas, Inc. (a)	2,721
60	Delek U.S. Holdings, Inc.	1,634
28	Energy XXI Bermuda Ltd., (Bermuda)	92
147	Green Plains, Inc.	3,630
44	Jones Energy, Inc., Class A (a)	507
151	Pacific Ethanol, Inc. (a)	1,561
186	Renewable Energy Group, Inc. (a)	1,806
6	REX American Resources Corp. (a)	347
9	SemGroup Corp., Class A	636
45	Stone Energy Corp. (a)	758
18	TransAtlantic Petroleum Ltd. (a)	95
161	VAALCO Energy, Inc. (a)	732
1,030	Warren Resources, Inc. (a)	1,658
64	Western Refining, Inc.	2,403
14	World Fuel Services Corp.	652

		20,693

	Total Energy	28,862

	Financials — 22.7%
	Banks — 8.2%
17	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	506
63	BBCN Bancorp, Inc.	912
14	BNC Bancorp	248
7	Bridge Bancorp, Inc.	179
37	Cathay General Bancorp	952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
12	Citizens & Northern Corp.	248
8	Community Trust Bancorp, Inc.	301
8	ConnectOne Bancorp, Inc.	145
87	Customers Bancorp, Inc. (a)	1,700
152	East West Bancorp, Inc.	5,875
16	Fidelity Southern Corp.	258
23	Financial Institutions, Inc.	573
291	First BanCorp, (Puerto Rico) (a)	1,708
8	First Business Financial Services, Inc.	383
108	First Commonwealth Financial Corp.	992
28	First Community Bancshares, Inc.	453
25	First Financial Bancorp	472
21	First Merchants Corp.	480
43	First NBC Bank Holding Co. (a)	1,524
161	FirstMerit Corp.	3,034
156	Hanmi Financial Corp.	3,408
64	Hilltop Holdings, Inc. (a)	1,269
623	Huntington Bancshares, Inc.	6,553
5	Iberiabank Corp.	350
20	MainSource Financial Group, Inc.	416
4	National Bankshares, Inc.	134
14	NBT Bancorp, Inc.	375
115	PacWest Bancorp	5,232
46	Pinnacle Financial Partners, Inc.	1,823
187	Popular, Inc., (Puerto Rico) (a)	6,374
36	Preferred Bank	1,015
24	PrivateBancorp, Inc.	792
7	Prosperity Bancshares, Inc.	399
27	Sierra Bancorp	469
68	Southwest Bancorp, Inc.	1,187
54	State Bank Financial Corp.	1,075
65	Susquehanna Bancshares, Inc.	874
7	SVB Financial Group (a)	859
44	TriCo Bancshares	1,087
70	TriState Capital Holdings, Inc. (a)	719
13	WesBanco, Inc.	445
20	West Bancorporation, Inc.	344
307	Wilshire Bancorp, Inc.	3,114
9	Yadkin Financial Corp. (a)	183

		59,439

	Capital Markets — 1.2%
16	Arlington Asset Investment Corp., Class A	436
290	BGC Partners, Inc., Class A	2,653
107	Cowen Group, Inc., Class A (a)	513
146	Investment Technology Group, Inc. (a)	3,048

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — continued
76	Manning & Napier, Inc.	1,049
6	Oppenheimer Holdings, Inc., Class A	128
19	Piper Jaffray Cos. (a)	1,104

		8,931

	Consumer Finance — 1.6%
81	Cash America International, Inc.	1,841
45	Encore Capital Group, Inc. (a)	2,002
74	Enova International, Inc. (a)	1,657
271	Green Dot Corp., Class A (a)	5,549
16	Nelnet, Inc., Class A	737

		11,786

	Insurance — 2.6%
188	American Equity Investment Life Holding Co.	5,485
35	Aspen Insurance Holdings Ltd., (Bermuda)	1,523
53	Atlas Financial Holdings, Inc. (a)	868
237	CNO Financial Group, Inc.	4,078
13	Crawford & Co., Class B	128
29	HCI Group, Inc.	1,263
8	Horace Mann Educators Corp.	279
131	Maiden Holdings Ltd., (Bermuda)	1,678
7	Montpelier Re Holdings Ltd., (Bermuda)	240
17	Selective Insurance Group, Inc.	467
44	Stewart Information Services Corp.	1,624
31	Symetra Financial Corp.	714
19	United Fire Group, Inc.	562
6	Validus Holdings Ltd., (Bermuda)	240

		19,149

	Real Estate Investment Trusts (REITs) — 8.5%
5	Agree Realty Corp.	152
21	American Campus Communities, Inc.	869
449	Anworth Mortgage Asset Corp.	2,359
20	Ashford Hospitality Prime, Inc.	338
469	Ashford Hospitality Trust, Inc.	4,910
329	Capstead Mortgage Corp.	4,036
135	Chambers Street Properties	1,091
43	Chatham Lodging Trust	1,234
37	Chesapeake Lodging Trust	1,377
55	CoreSite Realty Corp.	2,156
122	Cousins Properties, Inc.	1,398
35	DCT Industrial Trust, Inc.	1,234
45	DDR Corp.	834
77	DiamondRock Hospitality Co.	1,141
15	EastGroup Properties, Inc.	969
37	Education Realty Trust, Inc.	1,364

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
201	First Industrial Realty Trust, Inc.	4,139
15	Franklin Street Properties Corp.	188
95	Geo Group, Inc. (The)	3,814
41	Glimcher Realty Trust	569
25	Government Properties Income Trust	582
7	Home Properties, Inc.	485
30	LaSalle Hotel Properties	1,194
19	LTC Properties, Inc.	812
6	Mid-America Apartment Communities, Inc.	428
16	Parkway Properties, Inc.	287
37	Pebblebrook Hotel Trust	1,688
79	Pennsylvania Real Estate Investment Trust	1,844
92	PennyMac Mortgage Investment Trust	1,938
101	Potlatch Corp.	4,237
19	PS Business Parks, Inc.	1,535
78	RAIT Financial Trust	597
14	Ramco-Gershenson Properties Trust	257
96	Redwood Trust, Inc.	1,893
100	RLJ Lodging Trust	3,336
27	Silver Bay Realty Trust Corp.	442
148	Strategic Hotels & Resorts, Inc. (a)	1,957
33	Summit Hotel Properties, Inc.	412
7	Sun Communities, Inc.	411
170	Sunstone Hotel Investors, Inc.	2,808
28	UMH Properties, Inc.	271

		61,586

	Thrifts & Mortgage Finance — 0.6%
11	BofI Holding, Inc. (a)	871
95	Flagstar Bancorp, Inc. (a)	1,491
29	HomeStreet, Inc.	500
9	PennyMac Financial Services, Inc., Class A (a)	147
40	Walker & Dunlop, Inc. (a)	707
9	Washington Federal, Inc.	193

		3,909

	Total Financials	164,800

	Health Care — 14.1%
	Biotechnology — 6.3%
22	Acceleron Pharma, Inc. (a)	842
143	Achillion Pharmaceuticals, Inc. (a)	1,750
5	Adamas Pharmaceuticals, Inc. (a)	82
3	Agios Pharmaceuticals, Inc. (a)	280
19	Alnylam Pharmaceuticals, Inc. (a)	1,814
32	Applied Genetic Technologies Corp. (a)	671
26	Ardelyx, Inc. (a)	485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
188	ARIAD Pharmaceuticals, Inc. (a)	1,294
42	Atara Biotherapeutics, Inc. (a)	1,129
49	Auspex Pharmaceuticals, Inc. (a)	2,566
8	Avalanche Biotechnologies, Inc. (a)	427
36	Bellicum Pharmaceuticals, Inc. (a)	836
36	Bluebird Bio, Inc. (a)	3,256
37	Calithera Biosciences, Inc. (a)	739
29	Cara Therapeutics, Inc. (a)	291
80	Celladon Corp. (a)	1,557
133	Celldex Therapeutics, Inc. (a)	2,427
10	Clovis Oncology, Inc. (a)	571
61	Dicerna Pharmaceuticals, Inc. (a)	1,003
93	Eleven Biotherapeutics, Inc. (a)	1,100
25	FibroGen, Inc. (a)	689
15	Immune Design Corp. (a)	465
76	Insmed, Inc. (a)	1,182
2	Intercept Pharmaceuticals, Inc. (a)	328
22	Isis Pharmaceuticals, Inc. (a)	1,327
6	Karyopharm Therapeutics, Inc. (a)	213
83	Kindred Biosciences, Inc. (a)	619
66	Kite Pharma, Inc. (a)	3,818
16	MacroGenics, Inc. (a)	547
35	NPS Pharmaceuticals, Inc. (a)	1,255
312	Oncothyreon, Inc. (a)	593
6	Ophthotech Corp. (a)	256
222	PDL BioPharma, Inc.	1,709
24	Receptos, Inc. (a)	2,977
5	Sage Therapeutics, Inc. (a)	194
30	Synageva BioPharma Corp. (a)	2,821
316	Threshold Pharmaceuticals, Inc. (a)	1,006
48	Tokai Pharmaceuticals, Inc. (a)	703
23	Ultragenyx Pharmaceutical, Inc. (a)	992
48	Vitae Pharmaceuticals, Inc. (a)	792
11	Zafgen, Inc. (a)	327

		45,933

	Health Care Equipment & Supplies — 3.3%
132	Greatbatch, Inc. (a)	6,508
77	Inogen, Inc. (a)	2,425
65	Insulet Corp. (a)	2,998
21	K2M Group Holdings, Inc. (a)	447
32	Nevro Corp. (a)	1,241
173	NuVasive, Inc. (a)	8,145
50	Orthofix International N.V., (Curacao) (a)	1,512
6	PhotoMedex, Inc. (a)	9
29	Roka Bioscience, Inc. (a)	126

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
14	Sientra, Inc. (a)	240
52	TransEnterix, Inc. (a)	151
30	TriVascular Technologies, Inc. (a)	373

		24,175

	Health Care Providers & Services — 2.9%
64	Amsurg Corp. (a)	3,505
84	Civitas Solutions, Inc. (a)	1,424
344	Cross Country Healthcare, Inc. (a)	4,289
9	HealthEquity, Inc. (a)	234
56	Kindred Healthcare, Inc.	1,011
83	Molina Healthcare, Inc. (a)	4,448
48	Owens & Minor, Inc.	1,668
47	Select Medical Holdings Corp.	678
22	Surgical Care Affiliates, Inc. (a)	730
31	Trupanion, Inc. (a)	216
35	WellCare Health Plans, Inc. (a)	2,897

		21,100

	Health Care Technology — 0.1%
16	Castlight Health, Inc., Class B (a)	182
23	Connecture, Inc. (a)	208

		390

	Life Sciences Tools & Services — 0.2%
11	INC Research Holdings, Inc., Class A (a)	280
33	PRA Health Sciences, Inc. (a)	794
26	VWR Corp. (a)	678

		1,752

	Pharmaceuticals — 1.3%
64	Amphastar Pharmaceuticals, Inc. (a)	738
46	Catalent, Inc. (a)	1,274
68	Egalet Corp. (a)	388
17	Furiex Pharmaceuticals, Inc. (a) (i)	168
83	Impax Laboratories, Inc. (a)	2,620
5	Jazz Pharmaceuticals plc, (Ireland) (a)	753
30	Lannett Co., Inc. (a)	1,295
51	Medicines Co. (The) (a)	1,417
33	Revance Therapeutics, Inc. (a)	556
6	ZS Pharma, Inc. (a)	262

		9,471

	Total Health Care	102,821

	Industrials — 15.1%
	Aerospace & Defense — 1.3%
76	AAR Corp.	2,122
6	Curtiss-Wright Corp.	438

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Aerospace & Defense — continued
134	Engility Holdings, Inc. (a)	5,752
8	Esterline Technologies Corp. (a)	889
3	Triumph Group, Inc.	175

		9,376

	Air Freight & Logistics — 0.3%
19	Atlas Air Worldwide Holdings, Inc. (a)	941
18	Park-Ohio Holdings Corp.	1,116

		2,057

	Airlines — 1.8%
65	Alaska Air Group, Inc.	3,854
308	Hawaiian Holdings, Inc. (a)	8,022
26	Virgin America, Inc. (a)	1,133

		13,009

	Building Products — 0.7%
103	American Woodmark Corp. (a)	4,149
44	Gibraltar Industries, Inc. (a)	711

		4,860

	Commercial Services & Supplies — 4.3%
158	ABM Industries, Inc.	4,538
674	ACCO Brands Corp. (a)	6,070
79	ARC Document Solutions, Inc. (a)	807
61	Brady Corp., Class A	1,657
12	Ceco Environmental Corp.	185
407	Cenveo, Inc. (a)	855
120	Deluxe Corp.	7,495
12	Herman Miller, Inc.	365
191	Kimball International, Inc., Class B	1,743
56	Knoll, Inc.	1,185
37	Matthews International Corp., Class A	1,806
12	Quad/Graphics, Inc.	280
139	Steelcase, Inc., Class A	2,490
6	UniFirst Corp.	729
19	United Stationers, Inc.	814
18	Viad Corp.	477

		31,496

	Construction & Engineering — 0.9%
70	Argan, Inc.	2,341
52	EMCOR Group, Inc.	2,305
74	Tutor Perini Corp. (a)	1,777

		6,423

	Electrical Equipment — 0.4%
34	EnerSys	2,092
16	Regal-Beloit Corp.	1,181

		3,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
27	Barnes Group, Inc.	1,010
23	Columbus McKinnon Corp.	642
74	Federal Signal Corp.	1,140
55	Global Brass & Copper Holdings, Inc.	724
41	Greenbrier Cos., Inc. (The)	2,219
18	Hyster-Yale Materials Handling, Inc.	1,332
35	Kadant, Inc.	1,486
25	LB Foster Co., Class A	1,234
208	Meritor, Inc. (a)	3,151
38	NN, Inc.	779
5	Standex International Corp.	355
45	TriMas Corp. (a)	1,418
86	Wabash National Corp. (a)	1,068
42	Wabtec Corp.	3,632
6	Watts Water Technologies, Inc., Class A	355

		20,545

	Marine — 0.0% (g)
7	Matson, Inc.	255

	Professional Services — 0.8%
77	Barrett Business Services, Inc.	2,096
17	Heidrick & Struggles International, Inc.	387
9	Kelly Services, Inc., Class A	158
19	Paylocity Holding Corp. (a)	499
37	RPX Corp. (a)	503
14	TriNet Group, Inc. (a)	438
31	TrueBlue, Inc. (a)	688
11	VSE Corp.	712

		5,481

	Road & Rail — 1.5%
3	AMERCO	767
120	ArcBest Corp.	5,555
12	Avis Budget Group, Inc. (a)	789
11	Quality Distribution, Inc. (a)	112
18	Saia, Inc. (a)	972
72	Swift Transportation Co. (a)	2,067
12	Universal Truckload Services, Inc.	351

		10,613

	Trading Companies & Distributors — 0.3%
35	Applied Industrial Technologies, Inc.	1,614
40	General Finance Corp. (a)	396

		2,010

	Total Industrials	109,398

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 17.2%
	Communications Equipment — 1.1%
10	Arista Networks, Inc. (a)	626
186	ARRIS Group, Inc. (a)	5,600
130	Extreme Networks, Inc. (a)	459
100	Polycom, Inc. (a)	1,347

		8,032

	Electronic Equipment, Instruments & Components — 2.3%
159	Benchmark Electronics, Inc. (a)	4,035
67	Insight Enterprises, Inc. (a)	1,722
143	Kimball Electronics, Inc. (a)	1,723
12	Littelfuse, Inc.	1,141
53	Newport Corp. (a)	1,009
299	Sanmina Corp. (a)	7,035

		16,665

	Internet Software & Services — 2.1%
171	Aerohive Networks, Inc. (a)	820
13	Amber Road, Inc. (a)	136
117	Carbonite, Inc. (a)	1,665
70	Cornerstone OnDemand, Inc. (a)	2,447
5	Five9, Inc. (a)	23
51	Hortonworks, Inc. (a)	1,382
31	Intralinks Holdings, Inc. (a)	369
13	New Relic, Inc. (a)	439
15	Q2 Holdings, Inc. (a)	275
134	WebMD Health Corp. (a)	5,281
46	Yelp, Inc. (a)	2,512

		15,349

	IT Services — 2.4%
57	CSG Systems International, Inc.	1,439
11	EVERTEC, Inc., (Puerto Rico)	250
331	Global Cash Access Holdings, Inc. (a)	2,365
32	Heartland Payment Systems, Inc.	1,737
53	Science Applications International Corp.	2,625
274	Unisys Corp. (a)	8,063
33	VeriFone Systems, Inc. (a)	1,231

		17,710

	Semiconductors & Semiconductor Equipment — 4.6%
36	Alpha & Omega Semiconductor Ltd. (a)	321
116	Amkor Technology, Inc. (a)	824
471	Audience, Inc. (a)	2,073
32	Brooks Automation, Inc.	413
67	First Solar, Inc. (a)	3,006
71	Integrated Silicon Solution, Inc.	1,175
58	Lattice Semiconductor Corp. (a)	400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
21	Nanometrics, Inc. (a)	360
77	OmniVision Technologies, Inc. (a)	1,999
52	Pericom Semiconductor Corp. (a)	704
29	Photronics, Inc. (a)	242
143	Silicon Image, Inc. (a)	787
92	Skyworks Solutions, Inc.	6,689
186	Spansion, Inc., Class A (a)	6,379
116	SunEdison, Inc. (a)	2,265
34	Synaptics, Inc. (a)	2,368
366	Ultra Clean Holdings, Inc. (a)	3,397

		33,402

	Software — 4.5%
8	Aspen Technology, Inc. (a)	288
282	AVG Technologies N.V., (Netherlands) (a)	5,567
12	FireEye, Inc. (a)	366
16	Globant S.A., (Luxembourg) (a)	248
29	HubSpot, Inc. (a)	968
8	Manhattan Associates, Inc. (a)	314
36	Model N, Inc. (a)	379
245	Pegasystems, Inc.	5,078
42	PTC, Inc. (a)	1,536
92	Qlik Technologies, Inc. (a)	2,848
8	Rovi Corp. (a)	169
235	Take-Two Interactive Software, Inc. (a)	6,590
297	TeleCommunication Systems, Inc., Class A (a)	926
48	Telenav, Inc. (a)	319
49	Varonis Systems, Inc. (a)	1,622
63	Verint Systems, Inc. (a)	3,689
15	Yodlee, Inc. (a)	178
61	Zendesk, Inc. (a)	1,477

		32,562

	Technology Hardware, Storage & Peripherals — 0.2%
60	Avid Technology, Inc. (a)	846
18	Super Micro Computer, Inc. (a)	624

		1,470

	Total Information Technology	125,190

	Materials — 3.3%
	Chemicals — 1.4%
65	A Schulman, Inc.	2,651
47	Axiall Corp.	1,987
4	FutureFuel Corp.	57
6	Innospec, Inc.	235
37	Koppers Holdings, Inc.	948
95	Kronos Worldwide, Inc.	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
42	Minerals Technologies, Inc.	2,945
67	OMNOVA Solutions, Inc. (a)	545

		10,604

	Containers & Packaging — 1.0%
225	Graphic Packaging Holding Co. (a)	3,070
67	Rock-Tenn Co., Class A	4,061

		7,131

	Metals & Mining — 0.6%
144	Commercial Metals Co.	2,339
71	Worthington Industries, Inc.	2,140

		4,479

	Paper & Forest Products — 0.3%
30	Boise Cascade Co. (a)	1,122
52	Resolute Forest Products, Inc., (Canada) (a)	923

		2,045

	Total Materials	24,259

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
34	IDT Corp., Class B	697
343	Inteliquent, Inc.	6,733
123	magicJack VocalTec Ltd., (Israel) (a)	999
93	Premiere Global Services, Inc. (a)	982

		9,411

	Wireless Telecommunication Services — 0.1%
53	RingCentral, Inc., Class A (a)	791

	Total Telecommunication Services	10,202

	Utilities — 3.3%
	Electric Utilities — 1.4%
7	El Paso Electric Co.	268
19	Empire District Electric Co. (The)	571
31	IDACORP, Inc.	2,045
16	MGE Energy, Inc.	744
151	Portland General Electric Co.	5,712
8	Spark Energy, Inc., Class A	108
11	Westar Energy, Inc.	450

		9,898

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
2	AGL Resources, Inc.	124
8	Chesapeake Utilities Corp.	390
18	Laclede Group, Inc. (The)	963
31	New Jersey Resources Corp.	1,909
8	Northwest Natural Gas Co.	414
15	Southwest Gas Corp.	940
10	WGL Holdings, Inc.	519

		5,259

	Independent Power & Renewable Electricity Producers — 1.2%
285	Dynegy, Inc. (a)	8,656
30	Vivint Solar, Inc. (a)	278

		8,934

	Total Utilities	24,091

	Total Common Stocks (Cost $509,442)	714,860

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
10,650	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $10,650 )	10,650

	Total Investments — 99.8% (Cost $520,092)	725,510
	Other Assets in Excess of Liabilities — 0.2% (c)	1,126

	NET ASSETS — 100.0%	$726,636

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
97	E-mini Russell 2000	03/20/15	$11,647	$442

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 19.3%
	Auto Components — 1.6%
1,518	Dana Holding Corp.	32,994
428	Drew Industries, Inc. (a)	21,837

		54,831

	Distributors — 1.6%
848	Pool Corp.	53,779

	Diversified Consumer Services — 1.9%
660	Ascent Capital Group, Inc., Class A (a)	34,938
1,161	ServiceMaster Global Holdings, Inc. (a)	31,084

		66,022

	Hotels, Restaurants & Leisure — 3.5%
1,233	Brinker International, Inc.	72,337
725	Monarch Casino & Resort, Inc. (a)	12,020
583	Papa John’s International, Inc.	32,556
111	Zoe’s Kitchen, Inc. (a)	3,309

		120,222

	Household Durables — 2.8%
2,042	Jarden Corp. (a)	97,755

	Leisure Products — 1.4%
561	Brunswick Corp.	28,757
934	Malibu Boats, Inc., Class A (a)	18,003

		46,760

	Media — 3.1%
1,370	Cinemark Holdings, Inc.	48,732
959	E.W. Scripps Co. (The), Class A (a)	21,424
493	Morningstar, Inc.	31,872
342	National CineMedia, Inc.	4,921

		106,949

	Specialty Retail — 1.8%
1,859	American Eagle Outfitters, Inc.	25,801
2,148	Chico’s FAS, Inc.	34,816

		60,617

	Textiles, Apparel & Luxury Goods — 1.6%
2,801	Crocs, Inc. (a)	34,988
596	Iconix Brand Group, Inc. (a)	20,134

		55,122

	Total Consumer Discretionary	662,057

	Consumer Staples — 3.3%
	Food Products — 1.3%
406	J&J Snack Foods Corp.	44,161

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
716	Spectrum Brands Holdings, Inc.	68,495

	Total Consumer Staples	112,656

	Energy — 3.2%
	Energy Equipment & Services — 1.8%
268	Dril-Quip, Inc. (a)	20,537
1,364	Patterson-UTI Energy, Inc.	22,633
616	Tidewater, Inc.	19,950

		63,120

	Oil, Gas & Consumable Fuels — 1.4%
235	Approach Resources, Inc. (a)	1,499
235	Cimarex Energy Co.	24,874
1,063	Laredo Petroleum, Inc. (a)	11,001
570	Oasis Petroleum, Inc. (a)	9,425

		46,799

	Total Energy	109,919

	Financials — 21.3%
	Banks — 9.1%
3,200	Associated Banc-Corp.	59,613
1,160	BankUnited, Inc.	33,608
1,513	First Financial Bancorp	28,128
1,676	First Horizon National Corp. (m)	22,754
604	First Republic Bank	31,487
753	Glacier Bancorp, Inc.	20,921
1,019	Great Western Bancorp, Inc. (a)	23,220
390	Iberiabank Corp.	25,278
1,924	Umpqua Holdings Corp.	32,730
1,220	Western Alliance Bancorp (a)	33,927

		311,666

	Capital Markets — 4.4%
688	Eaton Vance Corp.	28,149
557	Greenhill & Co., Inc.	24,293
1,392	HFF, Inc., Class A	50,014
1,419	Janus Capital Group, Inc.	22,883
773	Moelis & Co., Class A	27,002

		152,341

	Insurance — 1.7%
1,274	ProAssurance Corp.	57,512

	Real Estate Investment Trusts (REITs) — 5.2%
572	EastGroup Properties, Inc. (m)	36,205
468	Mid-America Apartment Communities, Inc. (m)	34,959
1,172	National Retail Properties, Inc. (m)	46,141
1,838	RLJ Lodging Trust (m)	61,635

		178,940

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.9%
85	Marcus & Millichap, Inc. (a)	2,840
644	Realogy Holdings Corp. (a)	28,634

		31,474

	Total Financials	731,933

	Health Care — 10.9%
	Health Care Equipment & Supplies — 3.1%
415	IDEXX Laboratories, Inc. (a)	61,578
856	West Pharmaceutical Services, Inc.	45,575

		107,153

	Health Care Providers & Services — 6.1%
432	Centene Corp. (a)	44,872
845	Hanger, Inc. (a)	18,505
193	HealthEquity, Inc. (a)	4,922
899	HealthSouth Corp.	34,589
422	Magellan Health, Inc. (a)	25,303
337	MWI Veterinary Supply, Inc. (a)	57,240
312	WellCare Health Plans, Inc. (a)	25,589

		211,020

	Health Care Technology — 0.3%
254	Omnicell, Inc. (a)	8,427

	Pharmaceuticals — 1.4%
1,710	Catalent, Inc. (a)	47,680

	Total Health Care	374,280

	Industrials — 17.0%
	Air Freight & Logistics — 0.7%
438	Forward Air Corp.	22,044

	Building Products — 0.3%
824	Ply Gem Holdings, Inc. (a)	11,521

	Commercial Services & Supplies — 5.1%
1,110	Herman Miller, Inc.	32,667
1,150	KAR Auction Services, Inc.	39,850
252	US Ecology, Inc.	10,094
2,130	Waste Connections, Inc.	93,696

		176,307

	Construction & Engineering — 0.7%
1,405	Comfort Systems USA, Inc.	24,060

	Electrical Equipment — 2.0%
935	Generac Holdings, Inc. (a)	43,717
304	Regal-Beloit Corp.	22,828

		66,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 6.6%
1,150	Allison Transmission Holdings, Inc.	38,988
885	Altra Industrial Motion Corp.	25,111
1,119	Douglas Dynamics, Inc.	23,972
653	RBC Bearings, Inc.	42,155
1,282	Rexnord Corp. (a)	36,178
959	Toro Co. (The)	61,214

		227,618

	Road & Rail — 1.0%
1,055	Knight Transportation, Inc.	35,497

	Trading Companies & Distributors — 0.6%
201	Watsco, Inc.	21,557

	Total Industrials	585,149

	Information Technology — 12.5%
	Electronic Equipment, Instruments & Components — 1.7%
263	Anixter International, Inc. (a)	23,306
390	FEI Co.	35,211

		58,517

	Internet Software & Services — 1.5%
780	GrubHub, Inc. (a)	28,323
1,249	Q2 Holdings, Inc. (a)	23,536

		51,859

	IT Services — 1.2%
1,255	CoreLogic, Inc. (a)	39,651

	Semiconductors & Semiconductor Equipment — 1.2%
1,588	Freescale Semiconductor Ltd. (a)	40,063

	Software — 6.9%
1,153	Advent Software, Inc.	35,331
222	FactSet Research Systems, Inc.	31,262
338	Guidewire Software, Inc. (a)	17,108
597	Imperva, Inc. (a)	29,528
1,533	Monotype Imaging Holdings, Inc.	44,210
185	NetSuite, Inc. (a)	20,201
2,183	Rovi Corp. (a)	49,320
192	Splunk, Inc. (a)	11,344

		238,304

	Total Information Technology	428,394

	Materials — 5.6%
	Containers & Packaging — 5.6%
960	AptarGroup, Inc.	64,197
1,220	Crown Holdings, Inc. (a) (m)	62,077
1,223	Silgan Holdings, Inc.	65,550

	Total Materials	191,824

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 3.0%
	Electric Utilities — 1.5%
1,414	Portland General Electric Co.	53,507

	Multi-Utilities — 1.5%
895	NorthWestern Corp.	50,624

	Total Utilities	104,131

	Total Common Stocks (Cost $2,110,105)	3,300,343

Exchange Traded Fund — 0.4%
	U.S. Equity — 0.4%
131	iShares Russell 2000 ETF (Cost $14,909)	15,661

Short-Term Investment — 3.9%
	Investment Company — 3.9%
134,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $134,277)	134,277

	Total Investments — 100.4% (Cost $2,259,291)	3,450,281
	Liabilities in Excess of Other Assets — (0.4)%	(15,075)

	NET ASSETS — 100.0%	$3,435,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.4%
	Consumer Discretionary — 14.6%
	Distributors — 0.5%
96	Pool Corp. (m)	6,105

	Diversified Consumer Services — 1.3%
754	2U, Inc. (a)	14,831

	Hotels, Restaurants & Leisure — 1.0%
360	Boyd Gaming Corp. (a) (m)	4,600
528	Scientific Games Corp., Class A (a)	6,718

		11,318

	Household Durables — 0.5%
409	TRI Pointe Homes, Inc. (a)	6,243

	Internet & Catalog Retail — 2.3%
588	Coupons.com, Inc. (a)	10,443
163	HomeAway, Inc. (a)	4,859
406	RetailMeNot, Inc. (a)	5,937
270	Wayfair, Inc., Class A (a)	5,351

		26,590

	Specialty Retail — 5.8%
299	Container Store Group, Inc. (The) (a)	5,724
316	Five Below, Inc. (a)	12,916
194	Lithia Motors, Inc., Class A	16,823
244	Men’s Wearhouse, Inc. (The)	10,774
183	Penske Automotive Group, Inc. (m)	8,978
251	Vitamin Shoppe, Inc. (a)	12,204

		67,419

	Textiles, Apparel & Luxury Goods — 3.2%
347	Kate Spade & Co. (a) (m)	11,111
392	Vera Bradley, Inc. (a)	7,999
592	Wolverine World Wide, Inc.	17,441

		36,551

	Total Consumer Discretionary	169,057

	Consumer Staples — 1.2%
	Food Products — 1.2%
184	Diamond Foods, Inc. (a)	5,185
526	Freshpet, Inc. (a)	8,977

	Total Consumer Staples	14,162

	Energy — 2.7%
	Energy Equipment & Services — 1.5%
115	Dril-Quip, Inc. (a)	8,819
394	Forum Energy Technologies, Inc. (a)	8,173

		16,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.2%
274	Delek U.S. Holdings, Inc.	7,477
300	Eclipse Resources Corp. (a)	2,105
471	Laredo Petroleum, Inc. (a)	4,873

		14,455

	Total Energy	31,447

	Financials — 8.4%
	Banks — 1.8%
85	Signature Bank (a)	10,677
186	Texas Capital Bancshares, Inc. (a)	10,115

		20,792

	Capital Markets — 2.6%
419	Financial Engines, Inc.	15,327
432	FXCM, Inc., Class A	7,153
810	PennantPark Investment Corp.	7,718

		30,198

	Diversified Financial Services — 0.3%
166	On Deck Capital, Inc. (a)	3,712

	Insurance — 0.8%
157	AmTrust Financial Services, Inc.	8,817

	Real Estate Investment Trusts (REITs) — 1.0%
88	EastGroup Properties, Inc. (m)	5,587
135	Highwoods Properties, Inc. (m)	5,983

		11,570

	Real Estate Management & Development — 0.7%
248	RE/MAX Holdings, Inc., Class A	8,492

	Thrifts & Mortgage Finance — 1.2%
183	BofI Holding, Inc. (a)	14,224

	Total Financials	97,805

	Health Care — 26.0%
	Biotechnology — 11.4%
287	ACADIA Pharmaceuticals, Inc. (a)	9,114
177	Acceleron Pharma, Inc. (a)	6,886
144	Aegerion Pharmaceuticals, Inc. (a)	3,013
517	Arrowhead Research Corp. (a)	3,818
145	Avalanche Biotechnologies, Inc. (a)	7,814
129	Bellicum Pharmaceuticals, Inc. (a)	2,981
214	Chimerix, Inc. (a)	8,624
291	Coherus Biosciences, Inc. (a)	4,747
282	Exact Sciences Corp. (a)	7,750
711	Halozyme Therapeutics, Inc. (a)	6,858
440	Ignyta, Inc. (a)	3,012
469	Insmed, Inc. (a)	7,249

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
196	Intrexon Corp. (a)	5,398
110	Isis Pharmaceuticals, Inc. (a)	6,776
476	Keryx Biopharmaceuticals, Inc. (a)	6,742
145	Kite Pharma, Inc. (a)	8,375
236	Portola Pharmaceuticals, Inc. (a)	6,690
43	Puma Biotechnology, Inc. (a)	8,107
82	Receptos, Inc. (a)	10,000
52	Synageva BioPharma Corp. (a)	4,868
175	Versartis, Inc. (a)	3,932

		132,754

	Health Care Equipment & Supplies — 6.9%
961	GenMark Diagnostics, Inc. (a)	13,084
369	Insulet Corp. (a)	16,980
441	K2M Group Holdings, Inc. (a)	9,204
102	Nevro Corp. (a)	3,945
945	Novadaq Technologies, Inc., (Canada) (a)	15,700
832	Syneron Medical Ltd., (Israel) (a)	7,761
3,794	Unilife Corp. (a)	12,710

		79,384

	Health Care Providers & Services — 3.9%
352	Acadia Healthcare Co., Inc. (a)	21,533
281	Surgical Care Affiliates, Inc. (a)	9,464
176	WellCare Health Plans, Inc. (a)	14,448

		45,445

	Health Care Technology — 1.0%
450	Veeva Systems, Inc., Class A (a)	11,887

	Life Sciences Tools & Services — 1.3%
449	Fluidigm Corp. (a)	15,146

	Pharmaceuticals — 1.5%
505	Nektar Therapeutics (a)	7,835
195	Revance Therapeutics, Inc. (a)	3,304
248	Sagent Pharmaceuticals, Inc. (a)	6,222

		17,361

	Total Health Care	301,977

	Industrials — 19.7%
	Aerospace & Defense — 2.0%
225	HEICO Corp. (m)	13,562
217	Hexcel Corp. (a)	9,003

		22,565

	Air Freight & Logistics — 1.1%
308	XPO Logistics, Inc. (a)	12,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
201	Spirit Airlines, Inc. (a)	15,188

	Building Products — 3.7%
302	Fortune Brands Home & Security, Inc.	13,685
128	Masonite International Corp. (a)	7,892
95	Norcraft Cos., Inc. (a)	1,830
468	Trex Co., Inc. (a)	19,924

		43,331

	Electrical Equipment — 2.1%
175	Acuity Brands, Inc.	24,537

	Industrial Conglomerates — 1.1%
136	Carlisle Cos., Inc. (m)	12,285

	Machinery — 2.9%
93	Graco, Inc. (m)	7,459
264	Middleby Corp. (The) (a)	26,190

		33,649

	Marine — 0.8%
120	Kirby Corp. (a)	9,725

	Road & Rail — 1.4%
215	Old Dominion Freight Line, Inc. (a)	16,730

	Trading Companies & Distributors — 3.3%
209	H&E Equipment Services, Inc.	5,879
435	Rush Enterprises, Inc., Class A (a)	13,939
171	Watsco, Inc. (m)	18,258

		38,076

	Total Industrials	228,672

	Information Technology — 24.8%
	Communications Equipment — 3.2%
562	Aruba Networks, Inc. (a)	10,212
481	Ciena Corp. (a) (m)	9,331
303	Infinera Corp. (a)	4,454
50	Palo Alto Networks, Inc. (a)	6,074
594	Ruckus Wireless, Inc. (a)	7,141

		37,212

	Electronic Equipment, Instruments & Components — 0.6%
68	FEI Co. (m)	6,171

	Internet Software & Services — 7.4%
216	ChannelAdvisor Corp. (a)	4,661
284	Cornerstone OnDemand, Inc. (a)	9,984
82	CoStar Group, Inc. (a)	15,065
313	Dealertrack Technologies, Inc. (a)	13,870
249	Demandware, Inc. (a)	14,306
273	Envestnet, Inc. (a)	13,431

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
301	Marketo, Inc. (a)	9,845
102	Trulia, Inc. (a)	4,673

		85,835

	Semiconductors & Semiconductor Equipment — 5.0%
234	Cavium, Inc. (a)	14,483
849	Inphi Corp. (a)	15,697
331	Monolithic Power Systems, Inc.	16,470
422	TriQuint Semiconductor, Inc. (a)	11,623

		58,273

	Software — 7.5%
175	CommVault Systems, Inc. (a)	9,061
272	FleetMatics Group plc, (Ireland) (a)	9,641
455	Fortinet, Inc. (a)	13,941
305	Guidewire Software, Inc. (a)	15,436
143	HubSpot, Inc. (a)	4,808
224	Imperva, Inc. (a)	11,051
239	Proofpoint, Inc. (a)	11,526
139	Tableau Software, Inc., Class A (a)	11,779

		87,243

	Technology Hardware, Storage & Peripherals — 1.1%
464	Nimble Storage, Inc. (a)	12,759

	Total Information Technology	287,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.0%
	Construction Materials — 1.0%
142	Eagle Materials, Inc.	10,781

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
647	Boingo Wireless, Inc. (a)	4,963
455	RingCentral, Inc., Class A (a)	6,789

	Total Telecommunication Services	11,752

	Total Common Stocks (Cost $850,048)	1,153,146

Short-Term Investment — 0.8%
	Investment Company — 0.8%
9,864	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $9,864 )	9,864

	Total Investments — 100.2% (Cost $859,912)	1,163,010
	Liabilities in Excess of Other Assets — (0.2)%	(2,038)

	NET ASSETS — 100.0%	$1,160,972

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 9.8%
	Auto Components — 1.2%
745	Dana Holding Corp.	16,201
103	Fuel Systems Solutions, Inc. (a)	1,127
61	Spartan Motors, Inc.	323
215	Stoneridge, Inc. (a)	2,762

		20,413

	Distributors — 0.0% (g)
82	VOXX International Corp. (a)	721

	Diversified Consumer Services — 0.9%
67	2U, Inc. (a)	1,321
41	Chegg, Inc. (a)	281
377	K12, Inc. (a)	4,472
479	Regis Corp. (a)	8,033

		14,107

	Hotels, Restaurants & Leisure — 0.5%
54	Dave & Buster’s Entertainment, Inc. (a)	1,472
201	Isle of Capri Casinos, Inc. (a)	1,684
18	Jack in the Box, Inc.	1,399
254	Ruth’s Hospitality Group, Inc.	3,805
30	Scientific Games Corp., Class A (a)	383

		8,743

	Household Durables — 0.4%
99	CSS Industries, Inc.	2,739
89	Leggett & Platt, Inc.	3,771
94	Skullcandy, Inc. (a)	868

		7,378

	Internet & Catalog Retail — 0.3%
38	Coupons.com, Inc. (a)	667
439	Orbitz Worldwide, Inc. (a)	3,616
31	Wayfair, Inc., Class A (a)	606

		4,889

	Leisure Products — 0.2%
192	Nautilus, Inc. (a)	2,917

	Media — 1.1%
432	E.W. Scripps Co. (The), Class A (a)	9,655
168	Entercom Communications Corp., Class A (a)	2,045
319	Journal Communications, Inc., Class A (a)	3,643
261	Lee Enterprises, Inc. (a)	961
325	McClatchy Co. (The), Class A (a)	1,079
8	Saga Communications, Inc., Class A	362

		17,745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 1.0%
149	Bon-Ton Stores, Inc. (The)	1,102
116	Dillard’s, Inc., Class A	14,496

		15,598

	Specialty Retail — 3.0%
579	Barnes & Noble, Inc. (a)	13,449
7	Boot Barn Holdings, Inc. (a)	124
286	Brown Shoe Co., Inc.	9,201
252	Children’s Place, Inc. (The)	14,381
203	Guess?, Inc.	4,284
909	hhgregg, Inc. (a)	6,880

		48,319

	Textiles, Apparel & Luxury Goods — 1.2%
426	Iconix Brand Group, Inc. (a)	14,408
149	Unifi, Inc. (a)	4,430

		18,838

	Total Consumer Discretionary	159,668

	Consumer Staples — 3.8%
	Food & Staples Retailing — 1.8%
181	Pantry, Inc. (The) (a)	6,719
2,302	Rite Aid Corp. (a)	17,312
169	Smart & Final Stores, Inc. (a)	2,655
79	SpartanNash Co.	2,052

		28,738

	Food Products — 1.0%
406	Chiquita Brands International, Inc. (a)	5,877
22	Farmer Bros Co. (a)	657
96	Fresh Del Monte Produce, Inc.	3,231
7	John B Sanfilippo & Son, Inc.	323
141	Pinnacle Foods, Inc.	4,963
5	Sanderson Farms, Inc.	420
20	Seneca Foods Corp., Class A (a)	527

		15,998

	Household Products — 0.3%
536	Central Garden & Pet Co., Class A (a)	5,117

	Tobacco — 0.7%
174	Alliance One International, Inc. (a)	275
244	Universal Corp.	10,722

		10,997

	Total Consumer Staples	60,850

	Energy — 4.3%
	Energy Equipment & Services — 2.0%
31	Dawson Geophysical Co.	381

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
143	Exterran Holdings, Inc.	4,662
71	FMSA Holdings, Inc. (a)	490
688	Helix Energy Solutions Group, Inc. (a)	14,919
46	Key Energy Services, Inc. (a)	76
43	Mitcham Industries, Inc. (a)	257
288	Parker Drilling Co. (a)	883
623	Pioneer Energy Services Corp. (a)	3,450
104	SEACOR Holdings, Inc. (a)	7,669

		32,787

	Oil, Gas & Consumable Fuels — 2.3%
4	Adams Resources & Energy, Inc.	200
85	Alon USA Energy, Inc.	1,080
725	Cloud Peak Energy, Inc. (a)	6,658
252	Comstock Resources, Inc.	1,715
855	EXCO Resources, Inc.	1,856
198	Frontline Ltd., (Bermuda) (a)	498
421	Midstates Petroleum Co., Inc. (a)	635
32	Pacific Ethanol, Inc. (a)	332
140	REX American Resources Corp. (a)	8,663
67	Stone Energy Corp. (a)	1,126
876	VAALCO Energy, Inc. (a)	3,996
257	W&T Offshore, Inc.	1,884
296	Warren Resources, Inc. (a)	477
206	Western Refining, Inc.	7,798

		36,918

	Total Energy	69,705

	Financials — 38.0%
	Banks — 14.7%
91	1st Source Corp.	3,136
6	American National Bankshares, Inc.	146
66	BancFirst Corp.	4,177
348	BancorpSouth, Inc.	7,836
153	Bank of Hawaii Corp.	9,045
57	Banner Corp.	2,469
329	BBCN Bancorp, Inc.	4,732
18	Bridge Capital Holdings (a)	401
216	Capital Bank Financial Corp., Class A (a)	5,794
77	Cascade Bancorp (a)	402
192	Cathay General Bancorp	4,918
411	Central Pacific Financial Corp.	8,839
8	Century Bancorp, Inc., Class A	304
67	Chemical Financial Corp.	2,065
18	Citizens & Northern Corp.	370
135	City Holding Co.	6,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
91	CoBiz Financial, Inc.	1,195
51	Columbia Banking System, Inc.	1,403
126	Community Bank System, Inc.	4,816
114	Community Trust Bancorp, Inc.	4,168
20	ConnectOne Bancorp, Inc.	371
21	Customers Bancorp, Inc. (a)	415
14	East West Bancorp, Inc.	540
65	Financial Institutions, Inc.	1,632
28	First Bancorp	521
1,190	First BanCorp, (Puerto Rico) (a)	6,984
387	First Busey Corp.	2,517
8	First Citizens BancShares, Inc., Class A	1,947
1,186	First Commonwealth Financial Corp.	10,932
43	First Community Bancshares, Inc.	710
126	First Financial Bancorp	2,340
71	First Financial Bankshares, Inc.	2,107
103	First Interstate BancSystem, Inc.	2,865
170	Flushing Financial Corp.	3,446
434	FNB Corp.	5,776
198	Glacier Bancorp, Inc.	5,490
34	Great Southern Bancorp, Inc.	1,353
24	Guaranty Bancorp	351
310	Hancock Holding Co.	9,517
50	Heartland Financial USA, Inc.	1,366
23	Heritage Financial Corp.	397
65	Hudson Valley Holding Corp.	1,758
57	Lakeland Bancorp, Inc.	672
26	Lakeland Financial Corp.	1,130
172	MainSource Financial Group, Inc.	3,600
112	MB Financial, Inc.	3,667
55	Metro Bancorp, Inc. (a)	1,426
44	National Penn Bancshares, Inc.	459
525	OFG Bancorp, (Puerto Rico)	8,735
73	Pacific Continental Corp.	1,035
145	PacWest Bancorp	6,592
16	Preferred Bank	455
18	Republic Bancorp, Inc., Class A	452
20	S&T Bancorp, Inc.	605
16	Sierra Bancorp	279
70	Simmons First National Corp., Class A	2,854
16	Southside Bancshares, Inc.	452
142	Southwest Bancorp, Inc.	2,456
54	State Bank Financial Corp.	1,071
12	Stock Yards Bancorp, Inc.	390
16	Suffolk Bancorp	366
334	Susquehanna Bancshares, Inc.	4,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
411	TCF Financial Corp.	6,526
37	Tompkins Financial Corp.	2,041
134	Trustmark Corp.	3,288
174	UMB Financial Corp.	9,922
550	Umpqua Holdings Corp.	9,348
392	Union Bankshares Corp.	9,451
70	Valley National Bancorp	684
35	Washington Trust Bancorp, Inc.	1,422
104	Webster Financial Corp.	3,386
39	West Bancorporation, Inc.	657
175	Westamerica Bancorporation	8,564
605	Wilshire Bancorp, Inc.	6,130

		238,426

	Capital Markets — 1.4%
96	Arlington Asset Investment Corp., Class A	2,555
673	Cowen Group, Inc., Class A (a)	3,230
32	GAMCO Investors, Inc., Class A	2,846
429	Investment Technology Group, Inc. (a)	8,932
62	Janus Capital Group, Inc.	1,005
52	Oppenheimer Holdings, Inc., Class A	1,211
44	Piper Jaffray Cos. (a)	2,568

		22,347

	Consumer Finance — 1.0%
103	Nelnet, Inc., Class A	4,749
137	World Acceptance Corp. (a)	10,869

		15,618

	Diversified Financial Services — 0.1%
87	Marlin Business Services Corp.	1,792

	Insurance — 5.0%
357	American Equity Investment Life Holding Co.	10,409
32	Arch Capital Group Ltd., (Bermuda) (a)	1,870
104	Argo Group International Holdings Ltd., (Bermuda)	5,779
886	CNO Financial Group, Inc.	15,257
11	Global Indemnity plc, (Ireland) (a)	303
68	Hallmark Financial Services (a)	822
218	Horace Mann Educators Corp.	7,240
157	Meadowbrook Insurance Group, Inc.	1,330
11	Navigators Group, Inc. (The) (a)	807
192	Platinum Underwriters Holdings Ltd., (Bermuda)	14,111
101	Primerica, Inc.	5,486
163	ProAssurance Corp.	7,368
59	StanCorp Financial Group, Inc.	4,150
294	Symetra Financial Corp.	6,781

		81,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 13.6%
21	American Assets Trust, Inc.	852
2,636	Anworth Mortgage Asset Corp.	13,836
183	Apartment Investment & Management Co., Class A	6,799
122	Ashford Hospitality Prime, Inc.	2,090
609	Ashford Hospitality Trust, Inc.	6,383
1,009	Capstead Mortgage Corp.	12,394
390	CBL & Associates Properties, Inc.	7,576
450	Chambers Street Properties	3,629
310	CoreSite Realty Corp.	12,117
511	CubeSmart	11,280
2,015	CYS Investments, Inc.	17,570
444	DCT Industrial Trust, Inc.	15,816
296	DiamondRock Hospitality Co.	4,400
81	Education Realty Trust, Inc.	2,976
70	EPR Properties	4,028
660	FelCor Lodging Trust, Inc.	7,141
117	First Industrial Realty Trust, Inc.	2,405
454	First Potomac Realty Trust	5,605
151	Franklin Street Properties Corp.	1,847
135	Getty Realty Corp.	2,458
68	Gladstone Commercial Corp.	1,166
28	Glimcher Realty Trust	389
319	Government Properties Income Trust	7,329
54	Highwoods Properties, Inc.	2,400
61	Home Properties, Inc.	4,015
148	Hospitality Properties Trust	4,588
74	LaSalle Hotel Properties	2,979
92	LTC Properties, Inc.	3,954
13	Mid-America Apartment Communities, Inc.	999
140	Parkway Properties, Inc.	2,575
119	Pebblebrook Hotel Trust	5,448
212	Pennsylvania Real Estate Investment Trust	4,981
283	Potlatch Corp.	11,853
33	PS Business Parks, Inc.	2,641
878	RAIT Financial Trust	6,737
4	Saul Centers, Inc.	217
70	Strategic Hotels & Resorts, Inc. (a)	927
402	Sunstone Hotel Investors, Inc.	6,639
13	Taubman Centers, Inc.	970
72	Urstadt Biddle Properties, Inc., Class A	1,582
274	Washington Real Estate Investment Trust	7,571

		221,162

	Real Estate Management & Development — 1.1%
190	Alexander & Baldwin, Inc.	7,475

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — continued
253	Forestar Group, Inc. (a)	3,890
335	St. Joe Co. (The) (a)	6,152

		17,517

	Thrifts & Mortgage Finance — 1.1%
22	BankFinancial Corp.	266
90	Beneficial Mutual Bancorp, Inc. (a)	1,109
302	Charter Financial Corp.	3,458
28	ESB Financial Corp.	532
30	First Financial Northwest, Inc.	360
25	Fox Chase Bancorp, Inc.	417
13	Kearny Financial Corp. (a)	184
459	Northfield Bancorp, Inc.	6,796
52	OceanFirst Financial Corp.	895
15	Territorial Bancorp, Inc.	317
90	United Financial Bancorp, Inc.	1,292
48	Walker & Dunlop, Inc. (a)	840
24	WSFS Financial Corp.	1,815

		18,281

	Total Financials	616,856

	Health Care — 5.2%
	Biotechnology — 1.9%
51	Agios Pharmaceuticals, Inc. (a)	5,759
19	Applied Genetic Technologies Corp. (a)	391
64	Ardelyx, Inc. (a)	1,207
89	Auspex Pharmaceuticals, Inc. (a)	4,676
20	Avalanche Biotechnologies, Inc. (a)	1,080
77	Cara Therapeutics, Inc. (a)	771
45	Dicerna Pharmaceuticals, Inc. (a)	741
75	Eleven Biotherapeutics, Inc. (a)	893
33	Epizyme, Inc. (a)	619
18	Foundation Medicine, Inc. (a)	407
38	Immune Design Corp. (a)	1,182
116	Insmed, Inc. (a)	1,788
15	Karyopharm Therapeutics, Inc. (a)	569
28	Kite Pharma, Inc. (a)	1,626
38	MacroGenics, Inc. (a)	1,333
104	Radius Health, Inc. (a)	4,043
13	Sage Therapeutics, Inc. (a)	483
31	Ultragenyx Pharmaceutical, Inc. (a)	1,351
93	Verastem, Inc. (a)	852
27	Zafgen, Inc. (a)	823

		30,594

	Health Care Equipment & Supplies — 1.4%
38	Inogen, Inc. (a)	1,176

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
83	NuVasive, Inc. (a)	3,928
92	PhotoMedex, Inc. (a)	141
70	Roka Bioscience, Inc. (a)	311
174	SurModics, Inc. (a)	3,845
49	Symmetry Surgical, Inc. (a)	379
367	Thoratec Corp. (a)	11,903
35	TriVascular Technologies, Inc. (a)	440

		22,123

	Health Care Providers & Services — 1.3%
58	Centene Corp. (a)	6,065
589	Cross Country Healthcare, Inc. (a)	7,347
23	HealthEquity, Inc. (a)	578
90	LHC Group, Inc. (a)	2,797
25	Surgical Care Affiliates, Inc. (a)	851
105	Triple-S Management Corp., (Puerto Rico), Class B (a)	2,499
77	Trupanion, Inc. (a)	532

		20,669

	Health Care Technology — 0.2%
145	MedAssets, Inc. (a)	2,865

	Life Sciences Tools & Services — 0.2%
25	INC Research Holdings, Inc., Class A (a)	645
75	PRA Health Sciences, Inc. (a)	1,826
62	VWR Corp. (a)	1,609

		4,080

	Pharmaceuticals — 0.2%
16	Achaogen, Inc. (a)	204
158	Amphastar Pharmaceuticals, Inc. (a)	1,839
41	Egalet Corp. (a)	231
48	Revance Therapeutics, Inc. (a)	810
16	ZS Pharma, Inc. (a)	644

		3,728

	Total Health Care	84,059

	Industrials — 14.3%
	Aerospace & Defense — 1.4%
530	AAR Corp.	14,732
201	Engility Holdings, Inc. (a)	8,620

		23,352

	Airlines — 1.0%
160	Alaska Air Group, Inc.	9,544
390	SkyWest, Inc.	5,174
20	Virgin America, Inc. (a)	873

		15,591

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.4%
374	Gibraltar Industries, Inc. (a)	6,088
19	Trex Co., Inc. (a)	800

		6,888

	Commercial Services & Supplies — 3.4%
163	ABM Industries, Inc.	4,678
1,073	ACCO Brands Corp. (a)	9,663
682	ARC Document Solutions, Inc. (a)	6,974
1,706	Cenveo, Inc. (a)	3,583
23	Ennis, Inc.	307
38	G&K Services, Inc., Class A	2,671
110	HNI Corp.	5,601
68	Kimball International, Inc., Class B	622
80	Performant Financial Corp. (a)	533
269	Quad/Graphics, Inc.	6,181
155	R.R. Donnelley & Sons Co.	2,604
42	Steelcase, Inc., Class A	747
256	United Stationers, Inc.	10,806

		54,970

	Construction & Engineering — 1.4%
234	Argan, Inc.	7,862
131	Comfort Systems USA, Inc.	2,234
285	EMCOR Group, Inc.	12,657

		22,753

	Electrical Equipment — 0.1%
55	GrafTech International Ltd. (a)	279
131	LSI Industries, Inc.	890
17	Polypore International, Inc. (a)	786

		1,955

	Machinery — 2.9%
89	AGCO Corp.	4,000
503	Briggs & Stratton Corp.	10,277
346	Douglas Dynamics, Inc.	7,423
186	Federal Signal Corp.	2,867
60	Hurco Cos., Inc.	2,039
64	Hyster-Yale Materials Handling, Inc.	4,692
122	Kadant, Inc.	5,225
274	Mueller Water Products, Inc., Class A	2,804
50	Standex International Corp.	3,832
172	Wabash National Corp. (a)	2,124
19	Watts Water Technologies, Inc., Class A	1,225

		46,508

	Marine — 0.6%
54	International Shipholding Corp.	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — continued
242	Matson, Inc.	8,368

		9,174

	Professional Services — 1.7%
278	Barrett Business Services, Inc.	7,623
365	FTI Consulting, Inc. (a)	14,115
28	Paylocity Holding Corp. (a)	734
152	RPX Corp. (a)	2,097
54	VSE Corp.	3,572

		28,141

	Road & Rail — 1.1%
4	AMERCO	1,222
200	ArcBest Corp.	9,269
46	Celadon Group, Inc.	1,053
23	PAM Transportation Services, Inc. (a)	1,171
209	Quality Distribution, Inc. (a)	2,223
120	USA Truck, Inc. (a)	3,397

		18,335

	Trading Companies & Distributors — 0.3%
96	Applied Industrial Technologies, Inc.	4,361

	Total Industrials	232,028

	Information Technology — 10.6%
	Communications Equipment — 1.5%
194	Black Box Corp.	4,629
77	Calix, Inc. (a)	776
140	Comtech Telecommunications Corp.	4,410
651	Emulex Corp. (a)	3,690
357	Harmonic, Inc. (a)	2,503
637	Polycom, Inc. (a)	8,595

		24,603

	Electronic Equipment, Instruments & Components — 1.5%
356	Benchmark Electronics, Inc. (a)	9,047
64	Coherent, Inc. (a)	3,866
153	Insight Enterprises, Inc. (a)	3,961
51	Kimball Electronics, Inc. (a)	615
144	Newport Corp. (a)	2,758
84	Sanmina Corp. (a)	1,969
132	Vishay Intertechnology, Inc.	1,862

		24,078

	Internet Software & Services — 0.8%
25	Amber Road, Inc. (a)	259
86	Benefitfocus, Inc. (a)	2,808
578	EarthLink Holdings Corp.	2,536
42	Five9, Inc. (a)	189
565	Intralinks Holdings, Inc. (a)	6,728

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
2	OPOWER, Inc. (a)	31
4	Q2 Holdings, Inc. (a)	72

		12,623

	IT Services — 2.0%
111	CSG Systems International, Inc.	2,775
32	EVERTEC, Inc., (Puerto Rico)	708
57	Global Cash Access Holdings, Inc. (a)	405
49	Hackett Group, Inc. (The)	428
108	ManTech International Corp., Class A	3,277
459	MoneyGram International, Inc. (a)	4,173
314	NeuStar, Inc., Class A (a)	8,727
116	Sykes Enterprises, Inc. (a)	2,718
315	Unisys Corp. (a)	9,274

		32,485

	Semiconductors & Semiconductor Equipment — 2.9%
439	Amkor Technology, Inc. (a)	3,118
261	DSP Group, Inc. (a)	2,838
96	First Solar, Inc. (a)	4,272
62	IXYS Corp.	775
73	Pericom Semiconductor Corp. (a)	984
284	Photronics, Inc. (a)	2,360
531	RF Micro Devices, Inc. (a)	8,809
482	Spansion, Inc., Class A (a)	16,491
126	SunPower Corp. (a)	3,242
117	Ultra Clean Holdings, Inc. (a)	1,087
428	Xcerra Corp. (a)	3,924

		47,900

	Software — 1.5%
169	A10 Networks, Inc. (a)	739
129	Actuate Corp. (a)	850
117	Aspen Technology, Inc. (a)	4,104
59	Fair Isaac Corp.	4,295
36	Globant S.A., (Luxembourg) (a)	558
47	Paycom Software, Inc. (a)	1,243
43	Rubicon Project, Inc. (The) (a)	699
388	Take-Two Interactive Software, Inc. (a)	10,864
129	TeleCommunication Systems, Inc., Class A (a)	402
13	Varonis Systems, Inc. (a)	437

		24,191

	Technology Hardware, Storage & Peripherals — 0.4%
389	Avid Technology, Inc. (a)	5,531
615	Quantum Corp. (a)	1,082

		6,613

	Total Information Technology	172,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 3.8%
	Chemicals — 1.4%
185	Minerals Technologies, Inc.	12,876
261	Olin Corp.	5,936
136	Tredegar Corp.	3,050

		21,862

	Containers & Packaging — 0.6%
587	Graphic Packaging Holding Co. (a)	7,992
138	Myers Industries, Inc.	2,429

		10,421

	Metals & Mining — 0.8%
5	Ampco-Pittsburgh Corp.	103
250	Coeur Mining, Inc. (a)	1,276
144	Commercial Metals Co.	2,339
37	Schnitzer Steel Industries, Inc., Class A	826
291	Worthington Industries, Inc.	8,744

		13,288

	Paper & Forest Products — 1.0%
118	Domtar Corp., (Canada)	4,726
35	PH Glatfelter Co.	895
121	Resolute Forest Products, Inc., (Canada) (a)	2,131
203	Schweitzer-Mauduit International, Inc.	8,582

		16,334

	Total Materials	61,905

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
108	FairPoint Communications, Inc. (a)	1,528
255	Inteliquent, Inc.	4,996
43	magicJack VocalTec Ltd., (Israel) (a)	350
951	Vonage Holdings Corp. (a)	3,623

	Total Telecommunication Services	10,497

	Utilities — 6.4%
	Electric Utilities — 2.3%
277	El Paso Electric Co.	11,077
132	PNM Resources, Inc.	3,917
532	Portland General Electric Co.	20,114
48	Unitil Corp.	1,760

		36,868

	Gas Utilities — 1.9%
79	AGL Resources, Inc.	4,306
28	Chesapeake Utilities Corp.	1,413
240	Laclede Group, Inc. (The)	12,747
57	Northwest Natural Gas Co.	2,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Gas Utilities — continued
42	Piedmont Natural Gas Co., Inc.	1,671
140	Southwest Gas Corp.	8,647

		31,618

	Independent Power & Renewable Electricity Producers — 0.6%
1,526	Atlantic Power Corp.	4,136
137	Dynegy, Inc. (a)	4,146
49	Ormat Technologies, Inc.	1,318

		9,600

	Multi-Utilities — 1.4%
321	Avista Corp.	11,330
201	NorthWestern Corp.	11,344

		22,674

	Water Utilities — 0.2%
104	California Water Service Group	2,547

	Total Utilities	103,307

	Total Common Stocks (Cost $1,262,046)	1,571,368

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 3.1%
	Investment Company — 3.1%
50,839	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $50,839)	50,839

	Total Investments — 99.9% (Cost $1,312,885)	1,622,207
	Other Assets in Excess of Liabilities — 0.1% (c)	990

	NET ASSETS — 100.0%	$1,623,197

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
435	E-mini Russell 2000	03/20/15	$52,230	$1,462

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 13.2%
	Auto Components — 2.0%
330	Dana Holding Corp.	7,178
401	Stoneridge, Inc. (a)	5,162
75	Tower International, Inc. (a)	1,909

		14,249

	Distributors — 0.1%
101	VOXX International Corp. (a)	886

	Diversified Consumer Services — 1.8%
14	Chegg, Inc. (a)	98
286	Regis Corp. (a)	4,785
109	Strayer Education, Inc. (a)	8,059

		12,942

	Hotels, Restaurants & Leisure — 1.5%
31	Dave & Buster’s Entertainment, Inc. (a)	835
5	DineEquity, Inc.	498
40	Interval Leisure Group, Inc.	831
14	Jack in the Box, Inc.	1,120
28	Red Robin Gourmet Burgers, Inc. (a)	2,132
205	Sonic Corp.	5,579

		10,995

	Household Durables — 0.4%
35	CSS Industries, Inc.	965
46	Leggett & Platt, Inc.	1,951

		2,916

	Internet & Catalog Retail — 0.1%
14	Coupons.com, Inc. (a)	254
16	Wayfair, Inc., Class A (a)	310

		564

	Leisure Products — 0.2%
82	Nautilus, Inc. (a)	1,243

	Media — 1.1%
34	Entercom Communications Corp., Class A (a)	410
281	Lee Enterprises, Inc. (a)	1,032
41	Nexstar Broadcasting Group, Inc., Class A	2,123
78	Radio One, Inc., Class D (a)	130
151	Sinclair Broadcast Group, Inc., Class A	4,121

		7,816

	Multiline Retail — 1.0%
50	Bon-Ton Stores, Inc. (The)	367
57	Dillard’s, Inc., Class A	7,098

		7,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.8%
19	ANN, Inc. (a)	708
180	Barnes & Noble, Inc. (a)	4,170
5	Boot Barn Holdings, Inc. (a)	88
111	Children’s Place, Inc. (The)	6,321
74	Express, Inc. (a)	1,080
40	Guess?, Inc.	839
573	hhgregg, Inc. (a)	4,339
130	Outerwall, Inc. (a)	9,756
13	Systemax, Inc. (a)	178

		27,479

	Textiles, Apparel & Luxury Goods — 1.2%
212	Iconix Brand Group, Inc. (a)	7,170
42	Unifi, Inc. (a)	1,252

		8,422

	Total Consumer Discretionary	94,977

	Consumer Staples — 4.9%
	Food & Staples Retailing — 2.5%
231	Pantry, Inc. (The) (a)	8,576
1,139	Rite Aid Corp. (a)	8,565
54	Smart & Final Stores, Inc. (a)	853

		17,994

	Food Products — 1.7%
40	B&G Foods, Inc.	1,190
212	Chiquita Brands International, Inc. (a)	3,067
13	Freshpet, Inc. (a)	225
89	Pilgrim’s Pride Corp. (a)	2,922
65	Pinnacle Foods, Inc.	2,298
24	Sanderson Farms, Inc.	2,025
11	Seneca Foods Corp., Class A (a)	292

		12,019

	Personal Products — 0.5%
10	Herbalife Ltd.	362
10	Inter Parfums, Inc.	263
7	Medifast, Inc. (a)	242
29	USANA Health Sciences, Inc. (a)	2,985

		3,852

	Tobacco — 0.2%
28	Universal Corp.	1,218

	Total Consumer Staples	35,083

	Energy — 3.9%
	Energy Equipment & Services — 1.5%
188	Basic Energy Services, Inc. (a)	1,316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
134	Exterran Holdings, Inc.	4,359
29	FMSA Holdings, Inc. (a)	201
142	Pioneer Energy Services Corp. (a)	787
58	SEACOR Holdings, Inc. (a)	4,273

		10,936

	Oil, Gas & Consumable Fuels — 2.4%
1,117	Abraxas Petroleum Corp. (a)	3,284
10	Adams Resources & Energy, Inc.	479
57	Alon USA Energy, Inc.	717
30	Clayton Williams Energy, Inc. (a)	1,927
181	Cloud Peak Energy, Inc. (a)	1,659
42	Comstock Resources, Inc.	286
12	Contango Oil & Gas Co. (a)	351
3	Isramco, Inc. (a)	348
32	Renewable Energy Group, Inc. (a)	315
83	REX American Resources Corp. (a)	5,137
40	Stone Energy Corp. (a)	668
205	VAALCO Energy, Inc. (a)	933
36	Western Refining, Inc.	1,368

		17,472

	Total Energy	28,408

	Financials — 21.7%
	Banks — 6.8%
28	1st Source Corp.	950
53	BancFirst Corp.	3,366
117	BancorpSouth, Inc.	2,631
28	Banner Corp.	1,192
39	BBCN Bancorp, Inc.	554
121	Capital Bank Financial Corp., Class A (a)	3,229
46	Cathay General Bancorp	1,172
222	Central Pacific Financial Corp.	4,767
18	Chemical Financial Corp.	552
12	Citizens & Northern Corp.	248
29	City Holding Co.	1,354
31	CoBiz Financial, Inc.	410
198	CVB Financial Corp.	3,166
4	East West Bancorp, Inc.	144
316	First Commonwealth Financial Corp.	2,911
7	First Financial Bancorp	128
25	First Interstate BancSystem, Inc.	698
60	Flushing Financial Corp.	1,212
72	FNB Corp.	962
19	Guaranty Bancorp	280
19	MainSource Financial Group, Inc.	406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
33	National Penn Bancshares, Inc.	342
127	OFG Bancorp, (Puerto Rico)	2,106
31	PacWest Bancorp	1,427
13	Sierra Bancorp	232
33	Simmons First National Corp., Class A	1,321
8	Southside Bancshares, Inc.	233
41	Southwest Bancorp, Inc.	705
61	Suffolk Bancorp	1,394
66	Susquehanna Bancshares, Inc.	889
118	TCF Financial Corp.	1,875
18	UMB Financial Corp.	1,024
181	Union Bankshares Corp.	4,363
11	Webster Financial Corp.	355
52	West Bancorporation, Inc.	880
14	Westamerica Bancorporation	706
111	Wilshire Bancorp, Inc.	1,122

		49,306

	Capital Markets — 1.2%
28	Arlington Asset Investment Corp., Class A	737
236	Cowen Group, Inc., Class A (a)	1,132
33	FBR & Co. (a)	799
17	Federated Investors, Inc., Class B	553
260	Investment Technology Group, Inc. (a)	5,420

		8,641

	Consumer Finance — 1.3%
5	Credit Acceptance Corp. (a)	682
49	Nelnet, Inc., Class A	2,289
40	PRA Group, Inc. (a)	2,306
47	World Acceptance Corp. (a)	3,734

		9,011

	Diversified Financial Services — 0.1%
36	Marlin Business Services Corp.	741

	Insurance — 2.5%
8	Ambac Financial Group, Inc. (a)	206
130	American Equity Investment Life Holding Co.	3,798
13	Aspen Insurance Holdings Ltd., (Bermuda)	578
223	CNO Financial Group, Inc.	3,838
11	Global Indemnity plc, (Ireland) (a)	306
25	Navigators Group, Inc. (The) (a)	1,855
52	Platinum Underwriters Holdings Ltd., (Bermuda)	3,803
28	Primerica, Inc.	1,503
40	ProAssurance Corp.	1,797
7	Stewart Information Services Corp.	267

		17,951

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 7.7%
51	American Assets Trust, Inc.	2,014
193	Anworth Mortgage Asset Corp.	1,011
5	Ashford Hospitality Prime, Inc.	89
22	Ashford Hospitality Trust, Inc.	226
11	Associated Estates Realty Corp.	251
28	BioMed Realty Trust, Inc.	597
343	Capstead Mortgage Corp.	4,208
55	CBL & Associates Properties, Inc.	1,076
29	Chambers Street Properties	233
165	CoreSite Realty Corp.	6,451
14	Cousins Properties, Inc.	163
774	CYS Investments, Inc.	6,747
26	DCT Industrial Trust, Inc.	933
54	DiamondRock Hospitality Co.	802
30	EastGroup Properties, Inc.	1,912
33	EPR Properties	1,873
19	Equity LifeStyle Properties, Inc.	1,000
29	FelCor Lodging Trust, Inc.	314
20	First Industrial Realty Trust, Inc.	419
47	Franklin Street Properties Corp.	575
11	Gladstone Commercial Corp.	185
30	Home Properties, Inc.	1,981
55	Hospitality Properties Trust	1,717
87	LTC Properties, Inc.	3,747
21	National Retail Properties, Inc.	807
54	Pennsylvania Real Estate Investment Trust	1,272
29	Post Properties, Inc.	1,698
100	Potlatch Corp.	4,187
10	PS Business Parks, Inc.	772
26	RAIT Financial Trust	202
100	Ramco-Gershenson Properties Trust	1,874
27	Saul Centers, Inc.	1,516
258	Strategic Hotels & Resorts, Inc. (a)	3,412
18	Taubman Centers, Inc.	1,376

		55,640

	Real Estate Management & Development — 0.7%
70	Alexander & Baldwin, Inc.	2,744
156	Forestar Group, Inc. (a)	2,401
11	St. Joe Co. (The) (a)	199

		5,344

	Thrifts & Mortgage Finance — 1.4%
13	Astoria Financial Corp.	176
10	BankFinancial Corp.	117
34	Beneficial Mutual Bancorp, Inc. (a)	412
11	Capitol Federal Financial, Inc.	138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
72	Charter Financial Corp.	821
23	MGIC Investment Corp. (a)	212
116	NMI Holdings, Inc., Class A (a)	1,056
385	Northfield Bancorp, Inc.	5,692
36	OceanFirst Financial Corp.	619
41	Walker & Dunlop, Inc. (a)	717

		9,960

	Total Financials	156,594

	Health Care — 14.7%
	Biotechnology — 6.2%
124	ACADIA Pharmaceuticals, Inc. (a)	3,921
45	Adamas Pharmaceuticals, Inc. (a)	783
5	Agios Pharmaceuticals, Inc. (a)	515
46	Alnylam Pharmaceuticals, Inc. (a)	4,491
8	Applied Genetic Technologies Corp. (a)	177
27	Ardelyx, Inc. (a)	508
112	Arrowhead Research Corp. (a)	828
45	Atara Biotherapeutics, Inc. (a)	1,207
4	Auspex Pharmaceuticals, Inc. (a)	231
8	Avalanche Biotechnologies, Inc. (a)	416
71	Bellicum Pharmaceuticals, Inc. (a)	1,624
42	Calithera Biosciences, Inc. (a)	844
33	Cara Therapeutics, Inc. (a)	329
77	ChemoCentryx, Inc. (a)	525
40	Chimerix, Inc. (a)	1,594
22	Dicerna Pharmaceuticals, Inc. (a)	361
28	Eleven Biotherapeutics, Inc. (a)	329
28	FibroGen, Inc. (a)	755
11	Foundation Medicine, Inc. (a)	240
75	Immune Design Corp. (a)	2,296
108	Infinity Pharmaceuticals, Inc. (a)	1,823
9	Karyopharm Therapeutics, Inc. (a)	329
11	Kite Pharma, Inc. (a)	611
48	MacroGenics, Inc. (a)	1,694
115	Merrimack Pharmaceuticals, Inc. (a)	1,294
67	Mirati Therapeutics, Inc. (a)	1,245
85	Neurocrine Biosciences, Inc. (a)	1,903
88	NPS Pharmaceuticals, Inc. (a)	3,151
65	Prothena Corp. plc, (Ireland) (a)	1,349
48	PTC Therapeutics, Inc. (a)	2,501
5	Sage Therapeutics, Inc. (a)	183
25	Synageva BioPharma Corp. (a)	2,283
72	Tokai Pharmaceuticals, Inc. (a)	1,055
63	Trius Therapeutics, Inc. (a) (i)	—
10	Ultragenyx Pharmaceutical, Inc. (a)	435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
56	Versartis, Inc. (a)	1,260
103	Xencor, Inc. (a)	1,652
10	Zafgen, Inc. (a)	302

		45,044

	Health Care Equipment & Supplies — 3.0%
190	Accuray, Inc. (a)	1,437
100	CONMED Corp.	4,496
35	Cynosure, Inc., Class A (a)	957
18	Inogen, Inc. (a)	565
31	Nevro Corp. (a)	1,179
57	NuVasive, Inc. (a)	2,674
66	PhotoMedex, Inc. (a)	101
29	Roka Bioscience, Inc. (a)	127
16	Sientra, Inc. (a)	262
216	SurModics, Inc. (a)	4,765
30	Symmetry Surgical, Inc. (a)	236
70	Thoratec Corp. (a)	2,269
98	Wright Medical Group, Inc. (a)	2,622

		21,690

	Health Care Providers & Services — 2.4%
52	Centene Corp. (a)	5,379
494	Cross Country Healthcare, Inc. (a)	6,168
8	HealthEquity, Inc. (a)	209
28	HealthSouth Corp.	1,065
23	Molina Healthcare, Inc. (a)	1,221
204	RadNet, Inc. (a)	1,739
35	Surgical Care Affiliates, Inc. (a)	1,174
29	Trupanion, Inc. (a)	200

		17,155

	Health Care Technology — 0.9%
128	Castlight Health, Inc., Class B (a)	1,494
23	Connecture, Inc. (a)	205
93	HMS Holdings Corp. (a)	1,960
133	MedAssets, Inc. (a)	2,620
22	Veeva Systems, Inc., Class A (a)	570

		6,849

	Life Sciences Tools & Services — 0.4%
34	Affymetrix, Inc. (a)	332
11	INC Research Holdings, Inc., Class A (a)	272
16	PAREXEL International Corp. (a)	872
32	PRA Health Sciences, Inc. (a)	768
30	VWR Corp. (a)	779

		3,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.8%
70	Amphastar Pharmaceuticals, Inc. (a)	812
65	BioDelivery Sciences International, Inc. (a)	780
16	Egalet Corp. (a)	91
16	Lannett Co., Inc. (a)	703
5	Mallinckrodt plc (a)	495
39	Pacira Pharmaceuticals, Inc. (a)	3,422
28	Phibro Animal Health Corp., Class A	871
72	Prestige Brands Holdings, Inc. (a)	2,510
22	Revance Therapeutics, Inc. (a)	373
89	Sagent Pharmaceuticals, Inc. (a)	2,237
9	ZS Pharma, Inc. (a)	366

		12,660

	Total Health Care	106,421

	Industrials — 13.2%
	Aerospace & Defense — 1.9%
253	AAR Corp.	7,031
68	Engility Holdings, Inc. (a)	2,889
141	TASER International, Inc. (a)	3,734

		13,654

	Air Freight & Logistics — 0.1%
13	Park-Ohio Holdings Corp.	832

	Airlines — 1.1%
131	Alaska Air Group, Inc.	7,847
10	Virgin America, Inc. (a)	415

		8,262

	Building Products — 0.4%
130	Gibraltar Industries, Inc. (a)	2,112
11	Trex Co., Inc. (a)	464

		2,576

	Commercial Services & Supplies — 2.0%
60	ACCO Brands Corp. (a)	541
57	Deluxe Corp.	3,530
19	G&K Services, Inc., Class A	1,374
34	Quad/Graphics, Inc.	774
25	R.R. Donnelley & Sons Co.	412
24	Steelcase, Inc., Class A	433
170	United Stationers, Inc.	7,167

		14,231

	Construction & Engineering — 1.3%
114	Argan, Inc.	3,849
118	EMCOR Group, Inc.	5,254

		9,103

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Electrical Equipment — 1.2%
27		Acuity Brands, Inc.	3,712
106		Polypore International, Inc. (a)	4,987

			8,699

		Machinery — 2.1%
24		Blount International, Inc.	423
174		Briggs & Stratton Corp.	3,545
224		Douglas Dynamics, Inc.	4,805
29		Hurco Cos., Inc.	985
12		Hyster-Yale Materials Handling, Inc.	886
65		Kadant, Inc.	2,779
19		Standex International Corp.	1,463
5		Watts Water Technologies, Inc., Class A	305

			15,191

		Marine — 0.8%
169		Matson, Inc.	5,823

		Professional Services — 1.0%
100		Barrett Business Services, Inc.	2,747
19		Paylocity Holding Corp. (a)	507
14		TriNet Group, Inc. (a)	450
51		VSE Corp.	3,374

			7,078

		Road & Rail — 1.1%
62		ArcBest Corp.	2,852
18		Celadon Group, Inc.	409
–	(h)	PAM Transportation Services, Inc. (a)	23
65		Swift Transportation Co. (a)	1,864
88		USA Truck, Inc. (a)	2,496

			7,644

		Trading Companies & Distributors — 0.2%
40		Applied Industrial Technologies, Inc.	1,814

		Total Industrials	94,907

		Information Technology — 18.3%
		Communications Equipment — 2.7%
11		Arista Networks, Inc. (a)	662
77		Aruba Networks, Inc. (a)	1,400
944		Emulex Corp. (a)	5,351
529		Harmonic, Inc. (a)	3,709
34		InterDigital, Inc.	1,783
260		Polycom, Inc. (a)	3,514
109		Ubiquiti Networks, Inc.	3,216

			19,635

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.6%
165	Benchmark Electronics, Inc. (a)	4,200
51	Coherent, Inc. (a)	3,072
18	Insight Enterprises, Inc. (a)	466
83	InvenSense, Inc. (a)	1,351
10	Newport Corp. (a)	182
74	Sanmina Corp. (a)	1,729
52	Vishay Intertechnology, Inc.	732

		11,732

	Internet Software & Services — 2.1%
112	Bazaarvoice, Inc. (a)	900
186	Blucora, Inc. (a)	2,569
151	Demand Media, Inc. (a)	921
589	EarthLink Holdings Corp.	2,587
32	Five9, Inc. (a)	145
12	Hortonworks, Inc. (a)	313
199	Intralinks Holdings, Inc. (a)	2,366
389	Marchex, Inc., Class B	1,785
402	Millennial Media, Inc. (a)	643
12	New Relic, Inc. (a)	425
5	OPOWER, Inc. (a)	67
14	Q2 Holdings, Inc. (a)	271
246	Unwired Planet, Inc. (a)	246
36	WebMD Health Corp. (a)	1,432

		14,670

	IT Services — 2.2%
18	EVERTEC, Inc., (Puerto Rico)	398
33	Heartland Payment Systems, Inc.	1,754
145	ManTech International Corp., Class A	4,374
61	MoneyGram International, Inc. (a)	558
129	NeuStar, Inc., Class A (a)	3,586
41	Science Applications International Corp.	2,031
78	Unisys Corp. (a)	2,303
29	Vantiv, Inc., Class A (a)	987

		15,991

	Semiconductors & Semiconductor Equipment — 4.1%
274	Brooks Automation, Inc.	3,488
48	DSP Group, Inc. (a)	524
168	Fairchild Semiconductor International, Inc. (a)	2,827
40	First Solar, Inc. (a)	1,775
171	Integrated Device Technology, Inc. (a)	3,354
37	Micrel, Inc.	541
29	OmniVision Technologies, Inc. (a)	757
164	Photronics, Inc. (a)	1,361
172	PMC-Sierra, Inc. (a)	1,577

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
114	RF Micro Devices, Inc. (a)	1,898
83	SunPower Corp. (a)	2,147
222	TriQuint Semiconductor, Inc. (a)	6,108
336	Ultra Clean Holdings, Inc. (a)	3,119

		29,476

	Software — 4.9%
100	ACI Worldwide, Inc. (a)	2,017
186	Aspen Technology, Inc. (a)	6,500
324	AVG Technologies N.V., (Netherlands) (a)	6,400
42	Fair Isaac Corp.	3,051
18	Globant S.A., (Luxembourg) (a)	281
30	HubSpot, Inc. (a)	1,012
55	Manhattan Associates, Inc. (a)	2,256
48	Paycom Software, Inc. (a)	1,269
60	Qualys, Inc. (a)	2,272
126	Rally Software Development Corp. (a)	1,437
18	Rubicon Project, Inc. (The) (a)	290
170	Take-Two Interactive Software, Inc. (a)	4,765
353	TeleCommunication Systems, Inc., Class A (a)	1,101
64	Varonis Systems, Inc. (a)	2,108
16	Yodlee, Inc. (a)	190

		34,949

	Technology Hardware, Storage & Peripherals — 0.7%
197	Avid Technology, Inc. (a)	2,792
88	Nimble Storage, Inc. (a)	2,417

		5,209

	Total Information Technology	131,662

	Materials — 2.9%
	Chemicals — 1.0%
81	Minerals Technologies, Inc.	5,604
57	OM Group, Inc.	1,690

		7,294

	Containers & Packaging — 1.0%
452	Graphic Packaging Holding Co. (a)	6,155
58	Myers Industries, Inc.	1,017

		7,172

	Metals & Mining — 0.6%
10	Ampco-Pittsburgh Corp.	185
17	Commercial Metals Co.	274
123	Worthington Industries, Inc.	3,698

		4,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.3%
22	Domtar Corp., (Canada)	869
99	Resolute Forest Products, Inc., (Canada) (a)	1,740

		2,609

	Total Materials	21,232

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.6%
63	Consolidated Communications Holdings, Inc.	1,742
58	FairPoint Communications, Inc. (a)	822
67	magicJack VocalTec Ltd., (Israel) (a)	544
309	Vonage Holdings Corp. (a)	1,176

		4,284

	Wireless Telecommunication Services — 0.2%
108	RingCentral, Inc., Class A (a)	1,617

	Total Telecommunication Services	5,901

	Utilities — 3.1%
	Electric Utilities — 1.1%
55	El Paso Electric Co.	2,219
41	PNM Resources, Inc.	1,215
110	Portland General Electric Co.	4,146

		7,580

	Gas Utilities — 0.8%
25	AGL Resources, Inc.	1,387
33	Laclede Group, Inc. (The)	1,729
31	Piedmont Natural Gas Co., Inc.	1,238
28	Southwest Gas Corp.	1,712

		6,066

	Independent Power & Renewable Electricity Producers — 0.3%
368	Atlantic Power Corp.	998
33	Dynegy, Inc. (a)	986
5	Ormat Technologies, Inc.	128
34	Vivint Solar, Inc. (a)	310

		2,422

	Multi-Utilities — 0.9%
110	NorthWestern Corp.	6,200

	Total Utilities	22,268

	Total Common Stocks (Cost $600,919)	697,453

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0% (g)
Financials — 0.0% (g)
Consumer Finance — 0.0% (g)
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
34,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $34,245)	34,245

	Total Investments — 101.5% (Cost $635,164)	731,698
	Liabilities in Excess of Other Assets — (1.5)% (c)	(11,094)

	NET ASSETS — 100.0%	$720,604

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
163	E-mini Russell 2000	03/20/15	$19,571	$717

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ETF	— Exchange Traded Fund

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$529,919		$714,860		$3,316,004
Investments in affiliates, at value	9,926		10,650		134,277

Total investment securities, at value	539,845		725,510		3,450,281
Cash	1		1		—
Deposits at broker for futures contracts	—		4,195		—
Receivables:
Investment securities sold	77		2,295		—
Fund shares sold	1,192		746		3,548
Dividends from non-affiliates	188		826		7,190
Dividends from affiliates	—	(a)	—	(a)	5

Total Assets	541,303		733,573		3,461,024

LIABILITIES:
Payables:
Investment securities purchased	—		5,900		—
Fund shares redeemed	1,478		263		22,195
Variation margin on futures contracts	—		94		—
Accrued liabilities:
Investment advisory fees	240		320		1,710
Administration fees	25		—		168
Distribution fees	47		—		174
Shareholder servicing fees	95		83		382
Custodian and accounting fees	26		19		54
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	1
Transfer agent fees	175		191		974
Other	78		67		160

Total Liabilities	2,164		6,937		25,818

Net Assets	$539,139		$726,636		$3,435,206

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$393,306	$508,458	$2,242,687
Accumulated undistributed (distributions in excess of) net investment income	(4,452)	(115)	237
Accumulated net realized gains (losses)	(374)	12,433	1,292
Net unrealized appreciation (depreciation)	150,659	205,860	1,190,990

Total Net Assets	$539,139	$726,636	$3,435,206

Net Assets:
Class A	$70,889	$—	$693,617
Class B	405	—	3,455
Class C	50,706	—	36,750
Class R2	—	—	3,580
Class R5	—	—	1,163,640
Select Class	417,139	726,636	1,534,164

Total	$539,139	$726,636	$3,435,206

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,986	—	16,269
Class B	20	—	102
Class C	2,524	—	1,088
Class R2	—	—	85
Class R5	—	—	24,240
Select Class	16,163	13,377	32,005

Net Asset Value (a):
Class A — Redemption price per share	$23.74	$—	$42.63
Class B — Offering price per share (b)	20.14	—	33.92
Class C — Offering price per share (b)	20.09	—	33.79
Class R2 — Offering and redemption price per share	—	—	42.07
Class R5 — Offering and redemption price per share	—	—	48.00
Select Class — Offering and redemption price per share	25.81	54.32	47.94
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.06	$—	$44.99

Cost of investments in non-affiliates	$379,260	$509,442	$2,125,014
Cost of investments in affiliates	9,926	10,650	134,277

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,153,146	$1,571,368		$697,453
Investments in affiliates, at value	9,864	50,839		34,245

Total investment securities, at value	1,163,010	1,622,207		731,698
Cash	—	—	(a)	1
Deposits at broker for futures contracts	—	2,242		1,515
Receivables:
Investment securities sold	165	5,837		1,761
Fund shares sold	1,284	1,787		5,461
Dividends from non-affiliates	408	3,253		722
Dividends from affiliates	1	2		1
Other assets	—	—		26

Total Assets	1,164,868	1,635,328		741,185

LIABILITIES:
Payables:
Investment securities purchased	—	2,878		18,064
Fund shares redeemed	2,688	7,024		1,771
Variation margin on futures contracts	—	422		174
Accrued liabilities:
Investment advisory fees	618	869		343
Administration fees	75	111		48
Distribution fees	84	159		54
Shareholder servicing fees	23	57		48
Custodian and accounting fees	29	60		44
Trustees’ and Chief Compliance Officer’s fees	1	—		—	(a)
Transfer agent fees	242	434		11
Other	136	117		24

Total Liabilities	3,896	12,131		20,581

Net Assets	$1,160,972	$1,623,197		$720,604

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$867,629	$1,310,034	$623,795
Accumulated undistributed (distributions in excess of) net investment income	(7,374)	(107)	(58)
Accumulated net realized gains (losses)	(2,381)	2,486	(384)
Net unrealized appreciation (depreciation)	303,098	310,784	97,251

Total Net Assets	$1,160,972	$1,623,197	$720,604

Net Assets:
Class A	$256,069	$511,291	$160,777
Class B	1,723	2,553	—
Class C	25,807	49,967	27,853
Class R2	27,702	48,050	10,895
Class R5	—	87,607	—
Class R6	425,988	512,599	49,853
Institutional Class	276,752	—	277,849
Select Class	146,931	411,130	193,377

Total	$1,160,972	$1,623,197	$720,604

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	19,352	19,220	9,898
Class B	174	111	—
Class C	2,453	2,195	1,763
Class R2	2,135	1,817	677
Class R5	—	3,135	—
Class R6	29,221	18,325	3,019
Institutional Class	19,076	—	16,831
Select Class	10,326	14,711	11,694

Net Asset Value (a):
Class A — Redemption price per share	$13.23	$26.60	$16.24
Class B — Offering price per share (b)	9.89	23.01	—
Class C — Offering price per share (b)	10.52	22.76	15.80
Class R2 — Offering and redemption price per share	12.98	26.44	16.08
Class R5 — Offering and redemption price per share	—	27.95	—
Class R6 — Offering and redemption price per share	14.58	27.97	16.51
Institutional Class — Offering and redemption price per share	14.51	—	16.51
Select Class — Offering and redemption price per share	14.23	27.95	16.54
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.96	$28.07	$17.14

Cost of investments in non-affiliates	$850,048	$1,262,046	$600,919
Cost of investments in affiliates	9,864	50,839	34,245

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,041	4,015	24,625
Dividend income from affiliates	1	1	15

Total investment income	1,042	4,017	24,640

EXPENSES:
Investment advisory fees	1,788	2,279	10,848
Administration fees	227	289	1,377
Distribution fees:
Class A	90	—	879
Class B	2	—	16
Class C	192	—	140
Class R2	—	—	9
Shareholder servicing fees:
Class A	90	—	879
Class B	1	—	5
Class C	64	—	47
Class R2	—	—	5
Class R5	—	—	286
Select Class	533	876	1,807
Custodian and accounting fees	24	25	52
Interest expense to affiliates	— (a)	—	—
Professional fees	25	25	28
Trustees’ and Chief Compliance Officer’s fees	2	4	17
Printing and mailing costs	56	40	170
Registration and filing fees	45	13	75
Transfer agent fees	271	305	1,893
Other	117	10	246

Total expenses	3,527	3,866	18,779

Less fees waived	(496)	(1,137)	(2,135)
Less expense reimbursements	(5)	—	—

Net expenses	3,026	2,729	16,644

Net investment income (loss)	(1,984)	1,288	7,996

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,193	31,868	79,431
Futures	—	(477)	—

Net realized gain (loss)	16,193	31,391	79,431

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,014	(9,815)	2,777
Futures	—	259	—

Change in net unrealized appreciation/depreciation	2,014	(9,556)	2,777

Net realized/unrealized gains (losses)	18,207	21,835	82,208

Change in net assets resulting from operations	$16,223	$23,123	$90,204

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$1
Dividend income from non-affiliates	2,163	15,162	3,855
Dividend income from affiliates	3	9	3

Total investment income	2,166	15,173	3,859

EXPENSES:
Investment advisory fees	3,685	5,030	1,874
Administration fees	468	638	258
Distribution fees:
Class A	329	621	174
Class B	7	10	—
Class C	97	186	91
Class R2	70	116	23
Shareholder servicing fees:
Class A	329	621	174
Class B	2	3	—
Class C	32	62	30
Class R2	35	58	12
Class R5	—	21	—
Institutional Class	140	—	118
Select Class	183	495	211
Custodian and accounting fees	30	59	33
Professional fees	26	32	28
Trustees’ and Chief Compliance Officer’s fees	5	6	3
Printing and mailing costs	45	79	20
Registration and filing fees	51	77	68
Transfer agent fees	594	1,012	293
Other	14	11	25

Total expenses	6,142	9,137	3,435

Less fees waived	(677)	(912)	(289)
Less expense reimbursements	(5)	(4)	—

Net expenses	5,460	8,221	3,146

Net investment income (loss)	(3,294)	6,952	713

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,625	32,217	14,021
Futures	—	(1,907)	151

Net realized gain (loss)	34,625	30,310	14,172

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	6,775	(23,378)	11,798
Futures	—	48	205

Change in net unrealized appreciation/depreciation	6,775	(23,330)	12,003

Net realized/unrealized gains (losses)	41,400	6,980	26,175

Change in net assets resulting from operations	$38,106	$13,932	$26,888

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,984)	$(4,526)	$1,288	$1,798
Net realized gain (loss)	16,193	59,230	31,391	80,341
Change in net unrealized appreciation/depreciation	2,014	39,546	(9,556)	73,289

Change in net assets resulting from operations	16,223	94,250	23,123	155,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(5,692)	(7,308)	—	—
Class B
From net realized gains	(37)	(72)	—	—
Class C
From net realized gains	(4,687)	(5,669)	—	—
Select Class
From net investment income	—	—	(1,375)	(3,196)
From net realized gains	(32,531)	(30,984)	(72,101)	(30,439)

Total distributions to shareholders	(42,947)	(44,033)	(73,476)	(33,635)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,839	(9,967)	73,682	59,219

NET ASSETS:
Change in net assets	(20,885)	40,250	23,329	181,012
Beginning of period	560,024	519,774	703,307	522,295

End of period	$539,139	$560,024	$726,636	$703,307

Accumulated undistributed (distributions in excess of) net investment income	$(4,452)	$(2,468)	$(115)	$(28)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,996	$16,224	$(3,294)	$(6,681)
Net realized gain (loss)	79,431	337,200	34,625	107,813
Distributions of capital gains received from investment company affiliates	—	1	—	—
Change in net unrealized appreciation/depreciation	2,777	297,373	6,775	79,679

Change in net assets resulting from operations	90,204	650,798	38,106	180,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,326)	(1,154)	—	—
From net realized gains	(72,144)	(39,200)	(20,645)	(27,816)
Class B
From net realized gains	(441)	(468)	(176)	(372)
Class C
From net realized gains	(4,673)	(2,540)	(2,503)	(3,356)
Class R2
From net realized gains	(372)	(285)	(2,202)	(3,175)
Class R5
From net investment income	(7,331)	(5,697)	—	—
From net realized gains	(107,883)	(48,030)	—	—
Class R6
From net realized gains	—	—	(30,237)	(27,222)
Institutional Class
From net realized gains	—	—	(20,050)	(26,893)
Select Class
From net investment income	(6,696)	(4,998)	—	—
From net realized gains	(140,920)	(64,468)	(10,568)	(13,777)

Total distributions to shareholders	(341,786)	(166,840)	(86,381)	(102,611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	277,343	228,662	51,933	147,196

NET ASSETS:
Change in net assets	25,761	712,620	3,658	225,396
Beginning of period	3,409,445	2,696,825	1,157,314	931,918

End of period	$3,435,206	$3,409,445	$1,160,972	$1,157,314

Accumulated undistributed (distributions in excess of) net investment income	$237	$7,594	$(7,374)	$(4,080)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,952	$8,145	$713	$543
Net realized gain (loss)	30,310	93,483	14,172	16,977
Change in net unrealized appreciation/depreciation	(23,330)	129,626	12,003	56,837

Change in net assets resulting from operations	13,932	231,254	26,888	74,357

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,994)	(1,828)	—	(72)
From net realized gains	(24,585)	(10,944)	(5,065)	(1,746)
Class B
From net investment income	(7)	(8)	—	—
From net realized gains	(142)	(101)	—	—
Class C
From net investment income	(146)	(123)	—	—
From net realized gains	(2,788)	(1,424)	(879)	(246)
Class R2
From net investment income	(145)	(82)	—	(6)
From net realized gains	(2,245)	(741)	(339)	(98)
Class R5
From net investment income	(439)	(467)	—	—
From net realized gains	(3,945)	(1,547)	—	—
Class R6
From net investment income	(2,693)	(2,662)	(152)	(146)
From net realized gains	(23,274)	(8,043)	(1,577)	(738)
Institutional Class
From net investment income	—	—	(689)	(275)
From net realized gains	—	—	(8,505)	(1,543)
Select Class
From net investment income	(1,917)	(2,226)	(184)	(207)
From net realized gains	(19,170)	(8,523)	(5,885)	(2,006)

Total distributions to shareholders	(83,490)	(38,719)	(23,275)	(7,083)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	133,601	468,137	135,228	341,780

NET ASSETS:
Change in net assets	64,043	660,672	138,841	409,054
Beginning of period	1,559,154	898,482	581,763	172,709

End of period	$1,623,197	$1,559,154	$720,604	$581,763

Accumulated undistributed (distributions in excess of) net investment income	$(107)	$282	$(58)	$254

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,274	$23,934	$—	$—
Distributions reinvested	4,072	5,262	—	—
Cost of shares redeemed	(22,061)	(26,472)	—	—

Change in net assets resulting from Class A capital transactions	$(11,715)	$2,724	$—	$—

Class B
Proceeds from shares issued	$5	$23	$—	$—
Distributions reinvested	33	66	—	—
Cost of shares redeemed	(124)	(427)	—	—

Change in net assets resulting from Class B capital transactions	$(86)	$(338)	$—	$—

Class C
Proceeds from shares issued	$8,447	$19,447	$—	$—
Distributions reinvested	515	655	—	—
Cost of shares redeemed	(10,176)	(22,674)	—	—

Change in net assets resulting from Class C capital transactions	$(1,214)	$(2,572)	$—	$—

Select Class
Proceeds from shares issued	$73,621	$149,852	$57,084	$99,370
Distributions reinvested	32,251	30,591	69,335	31,856
Cost of shares redeemed	(87,018)	(190,224)	(52,737)	(72,007)

Change in net assets resulting from Select Class capital transactions	$18,854	$(9,781)	$73,682	$59,219

Total change in net assets resulting from capital transactions	$5,839	$(9,967)	$73,682	$59,219

SHARE TRANSACTIONS:
Class A
Issued	265	944	—	—
Reinvested	179	218	—	—
Redeemed	(923)	(1,048)	—	—

Change in Class A Shares	(479)	114	—	—

Class B
Issued	— (a)	1	—	—
Reinvested	1	3	—	—
Redeemed	(5)	(19)	—	—

Change in Class B Shares	(4)	(15)	—	—

Class C
Issued	423	893	—	—
Reinvested	27	32	—	—
Redeemed	(492)	(1,034)	—	—

Change in Class C Shares	(42)	(109)	—	—

Select Class
Issued	2,848	5,539	990	1,841
Reinvested	1,306	1,176	1,342	602
Redeemed	(3,393)	(6,999)	(936)	(1,319)

Change in Select Class Shares	761	(284)	1,396	1,124

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,898	$143,105	$20,025	$86,559
Distributions reinvested	66,061	36,174	19,785	26,847
Cost of shares redeemed	(102,373)	(247,996)	(52,749)	(100,660)

Change in net assets resulting from Class A capital transactions	$11,586	$(68,717)	$(12,939)	$12,746

Class B
Proceeds from shares issued	$54	$109	$12	$108
Distributions reinvested	405	440	165	299
Cost of shares redeemed	(2,062)	(4,393)	(370)	(1,534)

Change in net assets resulting from Class B capital transactions	$(1,603)	$(3,844)	$(193)	$(1,127)

Class C
Proceeds from shares issued	$1,119	$1,754	$972	$3,615
Distributions reinvested	3,928	2,078	2,095	2,792
Cost of shares redeemed	(4,168)	(6,514)	(3,414)	(5,082)

Change in net assets resulting from Class C capital transactions	$879	$(2,682)	$(347)	$1,325

Class R2
Proceeds from shares issued	$431	$1,876	$1,663	$9,894
Distributions reinvested	267	169	2,147	3,015
Cost of shares redeemed	(700)	(3,854)	(5,730)	(10,303)

Change in net assets resulting from Class R2 capital transactions	$(2)	$(1,809)	$(1,920)	$2,606

Class R5
Proceeds from shares issued	$89,745	$341,675	$—	$—
Distributions reinvested	108,316	50,412	—	—
Cost of shares redeemed	(128,980)	(187,973)	—	—

Change in net assets resulting from Class R5 capital transactions	$69,081	$204,114	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$76,255	$107,896
Distributions reinvested	—	—	30,237	27,222
Cost of shares redeemed	—	—	(22,002)	(52,030)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$84,490	$83,088

Institutional Class
Proceeds from shares issued	$—	$—	$33,498	$127,596
Distributions reinvested	—	—	18,418	24,325
Cost of shares redeemed	—	—	(65,719)	(97,844)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(13,803)	$54,077

Select Class
Proceeds from shares issued	$205,777	$436,244	$19,099	$51,702
Distributions reinvested	136,721	63,813	9,680	12,567
Cost of shares redeemed	(145,096)	(398,457)	(32,134)	(69,788)

Change in net assets resulting from Select Class capital transactions	$197,402	$101,600	$(3,355)	$(5,519)

Total change in net assets resulting from capital transactions	$277,343	$228,662	$51,933	$147,196

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,078	3,257	1,491	6,045
Reinvested	1,602	848	1,564	2,002
Redeemed	(2,282)	(5,680)	(3,933)	(7,045)

Change in Class A Shares	398	(1,575)	(878)	1,002

Class B
Issued	2	3	1	11
Reinvested	12	13	17	29
Redeemed	(56)	(121)	(35)	(139)

Change in Class B Shares	(42)	(105)	(17)	(99)

Class C
Issued	34	49	93	311
Reinvested	120	60	208	255
Redeemed	(115)	(180)	(316)	(437)

Change in Class C Shares	39	(71)	(15)	129

Class R2
Issued	10	44	125	698
Reinvested	7	4	173	229
Redeemed	(16)	(88)	(430)	(729)

Change in Class R2 Shares	1	(40)	(132)	198

Class R5
Issued	1,798	7,041	—	—
Reinvested	2,321	1,058	—	—
Redeemed	(2,576)	(3,834)	—	—

Change in Class R5 Shares	1,543	4,265	—	—

Class R6
Issued	—	—	5,232	7,124
Reinvested	—	—	2,169	1,867
Redeemed	—	—	(1,496)	(3,418)

Change in Class R6 Shares	—	—	5,905	5,573

Institutional Class
Issued	—	—	2,293	8,158
Reinvested	—	—	1,328	1,674
Redeemed	—	—	(4,463)	(6,418)

Change in Institutional Class Shares	—	—	(842)	3,414

Select Class
Issued	4,089	9,006	1,331	3,395
Reinvested	2,941	1,344	711	879
Redeemed	(2,908)	(8,177)	(2,220)	(4,528)

Change in Select Class Shares	4,122	2,173	(178)	(254)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,195	$249,050	$50,906	$95,000
Distributions reinvested	24,983	12,217	4,623	1,637
Cost of shares redeemed	(86,061)	(142,413)	(22,677)	(35,876)

Change in net assets resulting from Class A capital transactions	$18,117	$118,854	$32,852	$60,761

Class B
Proceeds from shares issued	$34	$11	$—	$—
Distributions reinvested	146	106	—	—
Cost of shares redeemed	(535)	(1,364)	—	—

Change in net assets resulting from Class B capital transactions	$(355)	$(1,247)	$—	$—

Class C
Proceeds from shares issued	$3,179	$13,317	$7,033	$15,087
Distributions reinvested	2,601	1,374	772	203
Cost of shares redeemed	(5,762)	(10,049)	(2,548)	(2,232)

Change in net assets resulting from Class C capital transactions	$18	$4,642	$5,257	$13,058

Class R2
Proceeds from shares issued	$8,132	$35,618	$3,120	$7,974
Distributions reinvested	2,200	734	335	104
Cost of shares redeemed	(7,998)	(8,241)	(2,393)	(979)

Change in net assets resulting from Class R2 capital transactions	$2,334	$28,111	$1,062	$7,099

Class R5
Proceeds from shares issued	$20,089	$75,057	$—	$—
Distributions reinvested	3,921	987	—	—
Cost of shares redeemed	(12,704)	(38,175)	—	—

Change in net assets resulting from Class R5 capital transactions	$11,306	$37,869	$—	$—

Class R6
Proceeds from shares issued	$76,226	$220,005	$9,403	$30,227
Distributions reinvested	25,967	10,705	1,450	884
Cost of shares redeemed	(23,401)	(35,099)	(6,732)	(9,167)

Change in net assets resulting from Class R6 capital transactions	$78,792	$195,611	$4,121	$21,944

Institutional Class
Proceeds from shares issued	$—	$—	$72,978	$200,414
Distributions reinvested	—	—	8,769	1,623
Cost of shares redeemed	—	—	(21,857)	(34,113)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$59,890	$167,924

Select Class
Proceeds from shares issued	$75,609	$180,916	$43,103	$99,637
Distributions reinvested	18,849	9,746	5,585	1,883
Cost of shares redeemed	(71,069)	(106,365)	(16,642)	(30,526)

Change in net assets resulting from Select Class capital transactions	$23,389	$84,297	$32,046	$70,994

Total change in net assets resulting from capital transactions	$133,601	$468,137	$135,228	$341,780

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,972	9,457	3,231	6,312
Reinvested	982	470	298	111
Redeemed	(3,211)	(5,425)	(1,437)	(2,385)

Change in Class A Shares	743	4,502	2,092	4,038

Class B
Issued	1	1	—	—
Reinvested	7	5	—	—
Redeemed	(23)	(60)	—	—

Change in Class B Shares	(15)	(54)	—	—

Class C
Issued	139	584	456	1,017
Reinvested	120	61	51	14
Redeemed	(251)	(441)	(165)	(150)

Change in Class C Shares	8	204	342	881

Class R2
Issued	309	1,353	198	532
Reinvested	87	28	22	7
Redeemed	(302)	(312)	(150)	(65)

Change in Class R2 Shares	94	1,069	70	474

Class R5
Issued	719	2,744	—	—
Reinvested	147	36	—	—
Redeemed	(453)	(1,358)	—	—

Change in Class R5 Shares	413	1,422	—	—

Class R6
Issued	2,718	8,000	585	2,006
Reinvested	970	390	92	58
Redeemed	(831)	(1,270)	(419)	(594)

Change in Class R6 Shares	2,857	7,120	258	1,470

Institutional Class
Issued	—	—	4,520	12,964
Reinvested	—	—	554	107
Redeemed	—	—	(1,366)	(2,213)

Change in Institutional Class Shares	—	—	3,708	10,858

Select Class
Issued	2,751	6,600	2,680	6,536
Reinvested	705	356	354	125
Redeemed	(2,559)	(3,845)	(1,036)	(1,971)

Change in Select Class Shares	897	3,111	1,998	4,690

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$25.11	$(0.11	)(f)	$0.78	$0.67	$(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(f)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	21.67	(0.14	)(f)	0.65	0.51	(2.04)
Year Ended June 30, 2014	20.29	(0.32	)(f)	3.89	3.57	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(f)(g)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	21.61	(0.14	)(f)	0.66	0.52	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(f)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	27.08	(0.08	)(f)	0.85	0.77	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(f)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.74	3.04%	$70,889	1.25%	(0.86)%		1.46%	26%
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120

20.14	2.78	405	1.75	(1.37)		1.95	26
21.67	18.00	521	1.84	(1.46)		1.88	65
20.29	26.97	793	1.94	(1.22	)(g)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120

20.09	2.84	50,706	1.75	(1.36)		2.01	26
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120

25.81	3.19	417,139	1.00	(0.61)		1.16	26
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2014 (Unaudited)	$58.70	$0.10		$1.61	$1.71	$(0.10)	$(5.99)	$(6.09)
Year Ended June 30, 2014	48.11	0.15	(f)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(g)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(h)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$54.32	3.47%	$726,636	0.78%	0.37%		1.10%	27%
58.70	28.95	703,307	0.79	0.28	(f)	1.12	51
48.11	29.50	522,295	0.79	0.84	(g)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(h)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$46.56	$0.04	(f)(g)	$0.97	$1.01	$(0.08)	$(4.86)	$(4.94)
Year Ended June 30, 2014	39.94	0.10	(f)(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)

Class B
Six Months Ended December 31, 2014 (Unaudited)	38.08	(0.08	)(f)(g)	0.78	0.70	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.16	(0.09	)(f)(h)	7.39	7.30	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(f)(i)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	37.96	(0.06	)(f)(g)	0.75	0.69	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(f)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	45.99	(0.02	)(f)(g)	0.96	0.94	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(f)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.13), $(0.10), $(0.08), $0.11 and $0.07 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.06)%, (0.65)%, (0.56)%, (0.32)%, 0.45% and 0.27% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$42.63	2.56%	$693,617	1.29%	0.19	%(g)	1.39%	13%
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44

33.92	2.31	3,455	1.79	(0.40	)(g)	1.89	13
38.08	22.67	5,469	1.78	(0.26	)(h)	1.87	30
33.16	22.51	8,264	1.79	0.28	(i)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44

33.79	2.29	36,750	1.79	(0.31	)(g)	1.88	13
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44

42.07	2.44	3,580	1.54	(0.07	)(g)	1.69	13
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund (Continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$51.88	$0.17	(f)(g)	$1.11	$1.28	$(0.30)	$(4.86)	$(5.16)
Year Ended June 30, 2014	44.21	0.36	(f)(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	51.78	0.13	(f)(g)	1.10	1.23	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(f)(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.13), $(0.10), $(0.08), $0.11 and $0.07 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.06)%, (0.65)%, (0.56)%, (0.32)%, 0.45% and 0.27% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$48.00	2.82%	$1,163,640	0.79%	0.70	%(g)	0.91%	13%
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44

47.94	2.73	1,534,164	0.99	0.52	(g)	1.14	13
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$13.96	$(0.06	)(f)	$0.45	$0.39	$(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—

Class B
Six Months Ended December 31, 2014 (Unaudited)	10.75	(0.07	)(f)	0.33	0.26	(1.12)
Year Ended June 30, 2014	10.35	(0.15	)(f)	1.99	1.84	(1.44)
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—

Class C
Six Months Ended December 31, 2014 (Unaudited)	11.36	(0.08	)(f)	0.36	0.28	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—

Class R2
Six Months Ended December 31, 2014 (Unaudited)	13.73	(0.07	)(f)	0.44	0.37	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.23	3.14%	$256,069	1.25%	(0.87)%		1.40%	26%
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83

9.89	2.87	1,723	1.75	(1.37)		1.89	26
10.75	18.34	2,048	1.75	(1.37)		1.87	58
10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83

10.52	2.88	25,807	1.75	(1.37)		1.88	26
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83

12.98	3.05	27,702	1.50	(1.12)		1.70	26
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund (Continued)
Class R6
Six Months Ended December 31, 2014 (Unaudited)	$15.23	$(0.03	)(f)	$0.50	$0.47	$(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(g)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	15.17	(0.03	)(f)	0.49	0.46	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—

Select Class
Six Months Ended December 31, 2014 (Unaudited)	14.91	(0.04	)(f)	0.48	0.44	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.58	3.41%	$425,988	0.75%		(0.36)%		0.83%	26%
15.23	19.55	355,032	0.75		(0.36)		0.87	58
14.00	28.63	248,415	0.75		—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75		0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(i)	(0.24	)(i)	0.88	79

14.51	3.36	276,752	0.85		(0.47)		0.96	26
15.17	19.46	302,087	0.85		(0.46)		0.97	58
13.96	28.39	230,458	0.85		(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85		(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85		(0.32)		1.00	79
8.73	22.44	146,161	0.85		(0.31)		1.04	83

14.23	3.28	146,931	1.00		(0.62)		1.15	26
14.91	19.20	156,585	1.00		(0.62)		1.12	58
13.77	28.30	148,078	1.00		(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00		(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99		(0.47)		1.14	79
8.65	22.18	100,499	1.00		(0.46)		1.19	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$27.98	$0.10	(f)(g)	$(0.04)	$0.06	$(0.10)	$(1.34)	$(1.44)
Year Ended June 30, 2014	23.77	0.12	(f)(h)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)(i)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)

Class B
Six Months Ended December 31, 2014 (Unaudited)	24.43	0.01	(f)(g)	(0.03)	(0.02)	(0.06)	(1.34)	(1.40)
Year Ended June 30, 2014	20.92	(0.04	)(f)(h)	4.27	4.23	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(f)(i)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(j)	2.72	2.72	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2014 (Unaudited)	24.19	0.01	(f)(g)	(0.03)	(0.02)	(0.07)	(1.34)	(1.41)
Year Ended June 30, 2014	20.73	(0.03	)(f)(h)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(i)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(j)	2.70	2.70	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	27.83	0.06	(f)(g)	(0.03)	0.03	(0.08)	(1.34)	(1.42)
Year Ended June 30, 2014	23.67	0.07	(f)(h)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(i)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.02), $(0.01), $0.04, $0.12, $0.14 and $0.11 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.52%, (0.14)%, (0.11)%, 0.26%, 0.88%, 0.96% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.60	0.49%	$511,291	1.25%	0.71	%(g)	1.42%	15%
27.98	21.24	516,950	1.24	0.46	(h)	1.40	40
23.77	28.08	332,177	1.24	0.98	(i)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50

23.01	0.22	2,553	1.86	0.05	(g)	1.92	15
24.43	20.50	3,071	1.83	(0.15	)(h)	1.89	40
20.92	27.27	3,762	1.85	0.34	(i)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50

22.76	0.20	49,967	1.86	0.08	(g)	1.91	15
24.19	20.45	52,909	1.84	(0.15	)(h)	1.89	40
20.73	27.35	41,108	1.85	0.34	(i)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50

26.44	0.36	48,050	1.50	0.45	(g)	1.70	15
27.83	20.95	47,939	1.49	0.25	(h)	1.66	40
23.67	27.79	15,500	1.49	0.69	(i)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (Continued)
Class R5
Six Months Ended December 31, 2014 (Unaudited)	$29.31	$0.15	(f)(g)	$(0.03)	$0.12	$(0.14)	$(1.34)	$(1.48)
Year Ended June 30, 2014	24.85	0.23	(f)(h)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)(i)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)

Class R6 (k)
Six Months Ended December 31, 2014 (Unaudited)	29.33	0.16	(f)(g)	(0.03)	0.13	(0.15)	(1.34)	(1.49)
Year Ended June 30, 2014	24.87	0.24	(f)(h)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)(i)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	29.31	0.14	(f)(g)	(0.03)	0.11	(0.13)	(1.34)	(1.47)
Year Ended June 30, 2014	24.86	0.20	(f)(h)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)(i)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.07, $(0.02), $(0.01), $0.04, $0.12, $0.14 and $0.11 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.52%, (0.14)%, (0.11)%, 0.26%, 0.88%, 0.96% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.95	0.68%	$87,607	0.91%	1.07	%(g)	0.95%	15%
29.31	21.67	79,792	0.90	0.85	(h)	0.95	40
24.85	28.53	32,304	0.90	1.28	(i)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50

27.97	0.71	512,599	0.83	1.15	(g)	0.86	15
29.33	21.71	453,645	0.85	0.87	(h)	0.90	40
24.87	28.62	207,613	0.85	1.32	(i)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50

27.95	0.64	411,130	1.00	0.96	(g)	1.16	15
29.31	21.52	404,848	0.99	0.71	(h)	1.15	40
24.86	28.47	266,018	0.99	1.19	(i)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$16.25	$—	(f)(g)(k)	$0.53		$0.53	$—	$(0.54)	$(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(h)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(i)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(j)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(k)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2014 (Unaudited)	15.86	(0.04	)(f)(g)	0.52		0.48	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(h)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(i)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(j)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	16.12	(0.02	)(f)(g)	0.52		0.50	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(h)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(i)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (l) through June 30, 2012	9.02	—	(f)(k)	1.27	(j)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	16.52	0.04	(f)(g)	0.54		0.58	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(h)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(i)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011(l) through June 30, 2012	9.13	0.05	(f)	1.29		1.34	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.05), $(0.03), $0.03, $0.03 and $0.01 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.63)%, (0.38)%, 0.37%, 0.31% and 0.12% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.24	3.39%		$160,777	1.25%	(0.02	)%(g)	1.35%	22%
16.25	25.86		126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54		49,607	1.25	0.31	(i)	1.43	54
10.31	(2.92	)(j)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56

15.80	3.16		27,853	1.75	(0.52	)(g)	1.85	22
15.86	25.27		22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(i)	1.93	54
10.14	(3.43	)(j)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56

16.08	3.23		10,895	1.50	(0.27	)(g)	1.61	22
16.12	25.66		9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(i)	1.65	54
10.25	14.17	(j)	57	1.51	0.02		1.91	74

16.51	3.64		49,853	0.75	0.48	(g)	0.80	22
16.52	26.54		45,604	0.75	0.42	(h)	0.84	51
13.35	29.17		17,232	0.75	0.95	(i)	0.97	54
10.43	14.77	(j)	12,959	0.75	0.70		1.08	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund (continued)
Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	$16.51	$0.03	(f)(g)	$0.55		$0.58	$(0.04)	$(0.54)	$(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(h)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(i)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(j)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.53	0.02	(f)(g)	0.55		0.57	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(h)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(i)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(j)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.05), $(0.03), $0.03, $0.03 and $0.01 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.13)%, (0.63)%, (0.38)%, 0.37%, 0.31% and 0.12% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(k)	Amount rounds to less than $0.01.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.51	3.65%		$277,849	0.82%	0.42	%(g)	0.92%	22%
16.51	26.42		216,698	0.82	0.39	(h)	0.94	51
13.35	29.08		30,226	0.82	0.79	(i)	1.05	54
10.43	(2.59	)(j)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56

16.54	3.56		193,377	1.00	0.23	(g)	1.09	22
16.53	26.21		160,279	1.00	0.17	(h)	1.09	51
13.37	28.81		66,928	1.00	0.64	(i)	1.21	54
10.45	(2.60	)(j)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$539,845	$—	$—	$539,845

Small Cap Core Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$94,545	$—	$—	$94,545
Consumer Staples	30,692	—	—	30,692
Energy	28,862	—	—	28,862
Financials	164,800	—	—	164,800
Health Care	102,653	—	168	102,821
Industrials	109,398	—	—	109,398
Information Technology	125,190	—	—	125,190
Materials	24,259	—	—	24,259
Telecommunication Services	10,202	—	—	10,202
Utilities	24,091	—	—	24,091

Total Common Stocks	714,692	—	168	714,860

Short-Term Investment
Investment Company	$10,650	$—	$—	$10,650

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	$—	(b)	$—	(b)

Total Investments in Securities	$725,342	$—	$168		$725,510

Appreciation in Other Financial Instruments
Futures Contracts	$442	$—	$—		$442

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,450,281	$—	$—		$3,450,281

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,163,010	$—	$—		$1,163,010

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$159,668	$—	$—		$159,668
Consumer Staples	60,850	—	—		60,850
Energy	69,705	—	—		69,705
Financials	616,856	—	—		616,856
Health Care	84,059	—	—		84,059
Industrials	232,028	—	—		232,028
Information Technology	172,493	—	—		172,493
Materials	61,905	—	—		61,905
Telecommunication Services	10,497	—	—		10,497
Utilities	103,307	—	—		103,307

Total Common Stocks	1,571,368	—	—		1,571,368

Short-Term Investment
Investment Company	$50,839	$—	$—		$50,839
Warrant
Financials	—	—	—	(b)	—	(b)

Total Investments in Securities	$1,622,207	$—	$—	(b)	$1,622,207

Appreciation in Other Financial Instruments
Futures Contracts	$1,462	$—	$—		$1,462

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$94,977	$—	$—		$94,977
Consumer Staples	35,083	—	—		35,083
Energy	28,408	—	—		28,408
Financials	156,594	—	—		156,594
Health Care	106,421	—	—	(b)	106,421
Industrials	94,907	—	—		94,907
Information Technology	131,662	—	—		131,662
Materials	21,232	—	—		21,232
Telecommunication Services	5,901	—	—		5,901
Utilities	22,268	—	—		22,268

Total Common Stocks	697,453	—	—	(b)	697,453

Short-Term Investment
Investment Company	$34,245	$—	$—		$34,245
Warrant
Financials	—	—	—	(b)	—	(b)

Total Investments in Securities	$731,698	$—	$—	(b)	$731,698

Appreciation in Other Financial Instruments
Futures Contracts	$717	$—	$—		$717

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2014 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	$168		—	(b)
Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—

(a)	Value is zero.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$12,990	$49,402	$22,590
Ending Notional Balance Long	11,647	52,230	19,571

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Equity Fund	2		2
Small Cap Growth Fund	2		1
Small Cap Value Fund	12		—	(a)
U.S. Small Company Fund	6		—	(a)

(a)	Amount rounds to less than $1,000.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$298	$150	$39	$487	$5
Small Cap Core Fund	699	290	136	1,125	—
Small Cap Equity Fund	790	499	713	2,002	—
Small Cap Growth Fund	284	188	189	661	5
Small Cap Value Fund	122	79	668	869	4
U.S. Small Company Fund	82	51	133	266	—

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2014 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$9
Small Cap Core Fund	12
Small Cap Equity Fund	133
Small Cap Growth Fund	16
Small Cap Value Fund	43
U.S. Small Company Fund	23

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, Small Cap Core Fund and U.S. Small Company Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$139,758	$178,607	$—	$—
Small Cap Core Fund	183,753	183,265	—	915
Small Cap Equity Fund	410,705	474,608	—	—
Small Cap Growth Fund	290,947	314,707	—	—
Small Cap Value Fund	284,210	218,940	—	1,670
U.S. Small Company Fund	255,888	132,889	—	610

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$389,186	$174,736	$24,077	$150,659
Small Cap Core Fund	520,092	232,880	27,462	205,418
Small Cap Equity Fund	2,259,291	1,280,070	89,080	1,190,990
Small Cap Growth Fund	859,912	360,760	57,662	303,098
Small Cap Value Fund	1,312,885	376,949	67,627	309,322
U.S. Small Company Fund	635,164	123,629	27,095	96,534

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	21.5%
Small Cap Value Fund	14.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Small Cap Equity Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

The Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,030.40	$6.40	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,027.80	8.94	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,028.40	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,031.90	5.12	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	1,034.70	4.00	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

Small Cap Equity Fund
Class A
Actual	1,000.00	1,025.60	6.59	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,023.10	9.13	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,022.90	9.13	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,024.40	$7.86	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,028.20	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,027.30	5.06	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,031.40	6.40	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,028.70	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,028.80	8.95	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,030.50	7.68	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,034.10	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,033.60	4.36	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,032.80	5.12	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,004.90	6.32	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,002.20	9.39	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,002.00	9.39	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class R2
Actual	1,000.00	1,003.60	7.58	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,006.80	4.60	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R6
Actual	1,000.00	1,007.10	4.20	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,006.40	5.06	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,033.90	$6.41	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,031.60	8.96	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,032.30	7.68	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,036.40	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,036.50	4.21	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,035.60	5.13	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the admin-

istrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the first, third, and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the first, first, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the first, third, and second quintiles for Class A shares and in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, second and third quintiles for Class A shares and in the third, first and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second, first, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the

96	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2014

factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2014	J.P. MORGAN SMALL CAP FUNDS	97

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-SC-1214

Semi-Annual Report

JPMorgan SmartRetirement Funds

December 31, 2014 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns.

While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds — widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of December 31, 2014
JPMorgan SmartRetirement® Income Fund	0.76%	0.93%	S&P Target Date Retirement Income Index	$1,833,356,799

JPMorgan SmartRetirement® 2015 Fund	1.13%	0.76%	S&P Target Date 2015 Index	$2,299,625,292

JPMorgan SmartRetirement® 2020 Fund	1.64%	0.65%	S&P Target Date 2020 Index	$5,013,645,508

JPMorgan SmartRetirement® 2025 Fund	1.85%	0.32%	S&P Target Date 2025 Index	$4,147,056,700

JPMorgan SmartRetirement® 2030 Fund	2.09%	0.19%	S&P Target Date 2030 Index	$4,875,441,218

JPMorgan SmartRetirement® 2035 Fund	2.01%	0.09%	S&P Target Date 2035 Index	$3,164,792,014

JPMorgan SmartRetirement® 2040 Fund	2.04%	-0.02%	S&P Target Date 2040 Index	$3,458,266,880

JPMorgan SmartRetirement® 2045 Fund	2.02%	-0.12%	S&P Target Date 2045 Index	$1,829,382,009

JPMorgan SmartRetirement® 2050 Fund	2.04%	-0.17%	S&P Target Date 2050 Index	$1,436,926,595

JPMorgan SmartRetirement® 2055 Fund	1.93%	-0.26%	S&P Target Date 2055+ Index	$206,168,453

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	3

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	52.6%
U.S. Equity	23.8
International Equity	10.0
Money Market	10.1
Alternative Assets	3.1
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	50.6%
U.S. Equity	27.7
International Equity	12.0
Money Market	5.6
Alternative Assets	3.6
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	41.3%
U.S. Equity	35.8
International Equity	16.4
Alternative Assets	4.6
Money Market	1.4
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	42.0%
Fixed Income	31.6
International Equity	19.1
Alternative Assets	4.9
Money Market	1.7
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	45.0%
Fixed Income	24.8
International Equity	21.8
Alternative Assets	5.3
Money Market	2.0
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	48.9%
International Equity	24.3
Fixed Income	18.3
Alternative Assets	5.7
Money Market	1.7
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	51.6%
International Equity	25.7
Fixed Income	14.1
Alternative Assets	6.1
Money Market	1.4
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	51.3%
International Equity	25.8
Fixed Income	14.2
Alternative Assets	6.2
Money Market	1.5
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	50.9%
International Equity	26.0
Fixed Income	14.0
Alternative Assets	6.2
Money Market	1.8
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	50.7%
International Equity	25.5
Fixed Income	13.8
Alternative Assets	5.9
Money Market	3.0
U.S. Treasury Obligation	1.1

*	The percentages indicated are based on total investments as of December 31, 2014. Each Fund’s portfolio composition is subject to change.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Bond markets were mixed over the six month reporting period. U.S. Treasury securities benefitted from falling oil prices, a slow down in economic growth outside the U.S. and geopolitical risks, which drove investors to investments that provided both low risk and liquidity. A sharp decline in government bond yields in the U.K., European Union and Japan also made U.S. Treasury securities more attractive.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Nine of the ten JPMorgan SmartRetirement Funds (Institutional Class Shares or Select Class Shares) (the “Funds”) outperformed their respective S&P Target Date benchmarks for the six months ended December 31, 2014. The JPMorgan SmartRetirement 2015 Fund (Institutional Class Shares), the JPMorgan SmartRetirement 2020 Fund (Institutional Class Shares), the JPMorgan SmartRetirement 2025 Fund (Select Class Shares), the JPMorgan SmartRetirement 2030 Fund (Institutional Class Shares), the JPMorgan SmartRetirement 2035 Fund (Select Class Shares), the JPMorgan SmartRetirement 2040 Fund (Institutional Class Shares), the JPMorgan SmartRetirement 2045 Fund (Institutional Class Shares), the

JPMorgan SmartRetirement 2050 Fund (Institutional Class

Shares) and the JPMorgan SmartRetirement 2055 Fund (Select Class Shares) outperformed their respective S&P Target Date benchmarks. The JPMorgan SmartRetirement Income Fund (Institutional Class Shares) underperformed its S&P Target Date benchmark for the six months ended December 31, 2014.

Strategic allocation made a positive contribution to all ten Funds. During the reporting period, the Funds’ portfolio managers implemented a curve-flattening position using U.S. Treasury futures to concentrate underweight positions in 2-year and 5-year Treasuries and concentrate overweight positions in 30-year Treasuries. These positions contributed to performance relative to the respective benchmarks, particularly in the fourth quarter of 2014. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

Allocation to international equity detracted value from relative performance, while tactical asset allocation detracted slightly, largely due to the Funds’ fixed income positions.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		0.70%	4.94%	6.85%	5.28%
With Sales Charge**		(3.80)	0.21	5.87	4.72
CLASS C SHARES	May 15, 2006
Without CDSC		0.32	4.24	6.15	4.65
With CDSC***		(0.68)	3.24	6.15	4.65
CLASS R2 SHARES	November 3, 2008	0.53	4.61	6.58	5.09
CLASS R6 SHARES	November 3, 2014	0.77	5.17	7.11	5.60
INSTITUTIONAL CLASS SHARES	May 15, 2006	0.76	5.17	7.11	5.60
SELECT CLASS SHARES	May 15, 2006	0.69	4.98	6.95	5.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and princip al value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		0.96%	5.55%	8.21%	5.52%
With Sales Charge**		(3.58)	0.81	7.22	4.96
CLASS C SHARES	May 15, 2006
Without CDSC		0.65	4.89	7.53	4.91
With CDSC***		(0.35)	3.89	7.53	4.91
CLASS R2 SHARES	November 3, 2008	0.84	5.28	7.96	5.34
CLASS R6 SHARES	November 3, 2014	1.14	5.85	8.50	5.85
INSTITUTIONAL CLASS SHARES	May 15, 2006	1.13	5.85	8.50	5.85
SELECT CLASS SHARES	May 15, 2006	1.01	5.70	8.34	5.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		1.53%	6.69%	9.45%	6.04%
With Sales Charge**		(3.05)	1.90	8.46	5.48
CLASS C SHARES	May 15, 2006
Without CDSC		1.17	5.96	8.73	5.42
With CDSC***		0.17	4.96	8.73	5.42
CLASS R2 SHARES	November 3, 2008	1.36	6.35	9.17	5.85
CLASS R6 SHARES	November 3, 2014	1.65	6.92	9.73	6.37
INSTITUTIONAL CLASS SHARES	May 15, 2006	1.64	6.91	9.73	6.37
SELECT CLASS SHARES	May 15, 2006	1.52	6.77	9.55	6.21

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		1.86%	7.15%	10.26%	5.61%
With Sales Charge**		(2.73)	2.34	9.25	4.95
CLASS C SHARES	July 31, 2007
Without CDSC		1.50	6.48	9.55	4.96
With CDSC***		0.50	5.48	9.55	4.96
CLASS R2 SHARES	November 3, 2008	1.69	6.88	9.98	5.38
CLASS R6 SHARES	November 3, 2014	1.98	7.45	10.53	5.91
INSTITUTIONAL CLASS SHARES	July 31, 2007	1.97	7.44	10.53	5.91
SELECT CLASS SHARES	July 31, 2007	1.85	7.24	10.35	5.75

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		1.97%	7.43%	10.85%	6.50%
With Sales Charge**		(2.60)	2.60	9.83	5.93
CLASS C SHARES	May 15, 2006
Without CDSC		1.62	6.71	10.13	5.86
With CDSC***		0.62	5.71	10.13	5.86
CLASS R2 SHARES	November 3, 2008	1.81	7.16	10.56	6.31
CLASS R6 SHARES	November 3, 2014	2.09	7.71	11.12	6.83
INSTITUTIONAL CLASS SHARES	May 15, 2006	2.09	7.70	11.12	6.82
SELECT CLASS SHARES	May 15, 2006	2.02	7.51	10.95	6.66

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		1.97%	7.57%	11.34%	5.86%
With Sales Charge**		(2.59)	2.75	10.31	5.20
CLASS C SHARES	July 31, 2007
Without CDSC		1.62	6.80	10.62	5.21
With CDSC***		0.62	5.80	10.62	5.21
CLASS R2 SHARES	November 3, 2008	1.80	7.24	11.05	5.63
CLASS R6 SHARES	November 3, 2014	2.14	7.85	11.62	6.18
INSTITUTIONAL CLASS SHARES	July 31, 2007	2.08	7.78	11.60	6.17
SELECT CLASS SHARES	July 31, 2007	2.01	7.64	11.44	6.01

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		1.93%	7.63%	11.53%	6.81%
With Sales Charge**		(2.66)	2.81	10.51	6.24
CLASS C SHARES	May 15, 2006
Without CDSC		1.57	6.92	10.81	6.18
With CDSC***		0.57	5.92	10.81	6.18
CLASS R2 SHARES	November 3, 2008	1.81	7.37	11.24	6.62
CLASS R6 SHARES	November 3, 2014	2.04	7.91	11.80	7.14
INSTITUTIONAL CLASS SHARES	May 15, 2006	2.04	7.90	11.80	7.13
SELECT CLASS SHARES	May 15, 2006	1.97	7.76	11.64	6.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		1.90%	7.55%	11.48%	6.14%
With Sales Charge**		(2.70)	2.74	10.46	5.48
CLASS C SHARES	July 31, 2007
Without CDSC		1.60	6.89	10.79	5.51
With CDSC***		0.60	5.89	10.79	5.51
CLASS R2 SHARES	November 3, 2008	1.74	7.29	11.20	5.91
CLASS R6 SHARES	November 3, 2014	2.08	7.89	11.78	6.46
INSTITUTIONAL CLASS SHARES	July 31, 2007	2.02	7.83	11.77	6.45
SELECT CLASS SHARES	July 31, 2007	1.95	7.69	11.60	6.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		1.93%	7.55%	11.55%	6.16%
With Sales Charge**		(2.68)	2.73	10.53	5.50
CLASS C SHARES	July 31, 2007
Without CDSC		1.57	6.83	10.84	5.52
With CDSC***		0.57	5.83	10.84	5.52
CLASS R2 SHARES	November 3, 2008	1.82	7.28	11.28	5.94
CLASS R6 SHARES	November 3, 2014	2.05	7.83	11.83	6.47
INSTITUTIONAL CLASS SHARES	July 31, 2007	2.04	7.82	11.83	6.47
SELECT CLASS SHARES	July 31, 2007	1.92	7.62	11.66	6.31

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
Without Sales Charge		1.88%	7.63%	14.14%
With Sales Charge**		(2.70)	2.80	12.35
CLASS C SHARES	January 31, 2012
Without CDSC		1.49	6.93	13.40
With CDSC***		0.49	5.93	13.40
CLASS R2 SHARES	January 31, 2012	1.78	7.36	13.87
CLASS R6 SHARES	November 3, 2014	2.05	7.91	14.44
INSTITUTIONAL CLASS SHARES	January 31, 2012	2.04	7.90	14.44
SELECT CLASS SHARES	January 31, 2012	1.93	7.77	14.27

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from January 31, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.0%
	International Equity — 1.0%
415,898	SPDR S&P Global Natural Resources ETF (Cost $21,423,002)	18,299,512

Investment Companies — 99.1% (b)
	Alternative Assets — 3.1%
475,304	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,218,839
3,713,678	JPMorgan Realty Income Fund, Class R5 Shares	51,842,950

	Total Alternative Assets	57,061,789

	Fixed Income — 52.9%
46,087,347	JPMorgan Core Bond Fund, Class R6 Shares	541,987,206
7,400,040	JPMorgan Corporate Bond Fund, Class R6 Shares	73,926,404
5,598,384	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	45,234,944
1,289,616	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,258,352
4,562,228	JPMorgan Floating Rate Income Fund, Class R6 Shares	44,390,476
15,673,741	JPMorgan High Yield Fund, Class R6 Shares	118,963,691
8,806,276	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	90,264,324
4,403,204	JPMorgan Real Return Fund, Institutional Class Shares	43,459,624

	Total Fixed Income	969,485,021

	International Equity — 9.1%
1,377,698	JPMorgan Emerging Economies Fund, Class R5 Shares	16,835,473
1,051,520	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,659,205
2,638,980	JPMorgan International Equity Fund, Class R6 Shares	39,663,870
2,912,687	JPMorgan International Opportunities Fund, Class R6 Shares	41,593,176
2,316,816	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	44,297,527

	Total International Equity	166,049,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 10.1%
185,860,504	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	185,860,504

	U.S. Equity — 23.9%
8,860,734	JPMorgan Disciplined Equity Fund, Class R6 Shares	209,910,778
3,510,344	JPMorgan Growth Advantage Fund, Class R6 Shares	51,882,888
1,172,165	JPMorgan Intrepid America Fund, Class R5 Shares	44,495,376
669,415	JPMorgan Mid Cap Equity Fund, Class R6 Shares	30,023,279
154,962	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,438,155
375,380	JPMorgan Small Cap Growth Fund, Class R6 Shares	5,473,041
296,632	JPMorgan Small Cap Value Fund, Class R6 Shares	8,296,811
1,855,291	JPMorgan U.S. Equity Fund, Class R6 Shares	27,031,586
1,798,125	JPMorgan Value Advantage Fund, Institutional Class Shares	53,602,105

	Total U.S. Equity	438,154,019

	Total Investment Companies (Cost $1,672,024,589)	1,816,610,584

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
8,465,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $8,465,861)	8,465,990

	Total Investments — 100.5% (Cost $1,701,913,452)	1,843,376,086
	Liabilities in Excess of Other Assets — (0.5)%	(10,019,287)

	NET ASSETS — 100.0%	$1,833,356,799

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
224	TOPIX Index	03/12/15	$26,321,590	$271,384
349	10 Year Australian Government Bond	03/16/15	36,511,535	548,275
59	Dow Jones Euro STOXX 50 Index	03/20/15	2,236,741	(9,880)
316	E-mini S&P 500	03/20/15	32,427,920	519,886
501	U.S. Long Bond	03/20/15	72,425,813	1,530,286
	Short Futures Outstanding
(64)	S&P/Toronto 60 Index	03/19/15	(9,382,407)	(477,803)
(78)	SPI 200 Index	03/19/15	(8,569,628)	(355,549)
(192)	10 Year Canadian Government Bond	03/20/15	(22,891,926)	(447,146)
(26)	E-mini Russell 2000	03/20/15	(3,121,820)	(112,762)
(88)	FTSE 100 Index	03/20/15	(8,946,052)	(95,488)
(377)	2 Year U.S. Treasury Note	03/31/15	(82,409,844)	93,477
(301)	5 Year U.S. Treasury Note	03/31/15	(35,797,836)	(8,062)

				$1,456,618

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 0.5%
	International Equity — 0.5%
268,106	SPDR S&P Global Natural Resources ETF (Cost $13,746,209)	11,796,664

Investment Companies — 99.2% (b)
	Alternative Assets — 3.6%
495,539	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,441,013
5,533,476	JPMorgan Realty Income Fund, Class R5 Shares	77,247,321

	Total Alternative Assets	82,688,334

	Fixed Income — 50.7%
58,695,477	JPMorgan Core Bond Fund, Class R6 Shares	690,258,807
9,809,836	JPMorgan Corporate Bond Fund, Class R6 Shares	98,000,257
7,198,543	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	58,164,230
1,440,686	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,577,188
4,283,697	JPMorgan Floating Rate Income Fund, Class R6 Shares	41,680,370
18,305,393	JPMorgan High Yield Fund, Class R6 Shares	138,937,934
8,332,613	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	85,409,278
4,142,110	JPMorgan Real Return Fund, Institutional Class Shares	40,882,622

	Total Fixed Income	1,165,910,686

	International Equity — 11.5%
2,754,938	JPMorgan Emerging Economies Fund, Class R5 Shares	33,665,345
1,823,809	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	41,035,702
4,240,282	JPMorgan International Equity Fund, Class R6 Shares	63,731,431
4,379,820	JPMorgan International Opportunities Fund, Class R6 Shares	62,543,828
3,364,590	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	64,330,964

	Total International Equity	265,307,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 5.6%
128,205,575	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	128,205,575

	U.S. Equity — 27.8%
11,103,780	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	263,048,550
5,477,700	JPMorgan Growth Advantage Fund, Class R6 Shares	80,960,410
1,895,944	JPMorgan Intrepid America Fund, Class R5 Shares	71,970,027
1,036,437	JPMorgan Mid Cap Equity Fund, Class R6 Shares	46,484,215
221,352	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,624,891
876,803	JPMorgan Small Cap Growth Fund, Class R6 Shares	12,783,781
450,082	JPMorgan Small Cap Value Fund, Class R6 Shares	12,588,785
3,964,402	JPMorgan U.S. Equity Fund, Class R6 Shares	57,761,343
2,787,695	JPMorgan Value Advantage Fund, Institutional Class Shares	83,101,199

	Total U.S. Equity	639,323,201

	Total Investment Companies (Cost $2,097,413,672)	2,281,435,066

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
10,610,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $10,611,161)	10,611,241

	Total Investments — 100.2% (Cost $2,121,771,042)	2,303,842,971
	Liabilities in Excess of Other Assets — (0.2)%	(4,217,679)

	NET ASSETS — 100.0%	$2,299,625,292

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
273	TOPIX Index	03/12/15	$32,079,437	$330,746
434	10 Year Australian Government Bond	03/16/15	45,404,030	681,809
92	Dow Jones Euro STOXX 50 Index	03/20/15	3,487,800	(15,392)
404	E-mini S&P 500	03/20/15	41,458,480	664,665
646	U.S. Long Bond	03/20/15	93,387,375	1,976,519
	Short Futures Outstanding
(84)	S&P/Toronto 60 Index	03/19/15	(12,314,409)	(627,340)
(95)	SPI 200 Index	03/19/15	(10,437,367)	(433,218)
(234)	10 Year Canadian Government Bond	03/20/15	(27,899,535)	(544,959)
(76)	E-mini Russell 2000	03/20/15	(9,125,320)	(329,612)
(99)	FTSE 100 Index	03/20/15	(10,064,309)	(107,424)
(470)	2 Year U.S. Treasury Note	03/31/15	(102,739,062)	116,537
(458)	5 Year U.S. Treasury Note	03/31/15	(54,469,797)	17,405

				$1,729,736

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 0.1%
	International Equity — 0.1%
79,697	SPDR S&P Global Natural Resources ETF (Cost $4,224,562)	3,506,668

Investment Companies — 100.0% (b)
	Alternative Assets — 4.6%
516,425	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,670,349
16,124,864	JPMorgan Realty Income Fund, Class R5 Shares	225,103,100

	Total Alternative Assets	230,773,449

	Fixed Income — 41.5%
116,485,163	JPMorgan Core Bond Fund, Class R6 Shares	1,369,865,521
18,878,788	JPMorgan Corporate Bond Fund, Class R6 Shares	188,599,091
15,149,584	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	122,408,641
2,316,973	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	20,227,172
2,870,334	JPMorgan Floating Rate Income Fund, Class R6 Shares	27,928,348
35,257,710	JPMorgan High Yield Fund, Class R6 Shares	267,606,022
5,783,348	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	59,279,320
2,775,339	JPMorgan Real Return Fund, Institutional Class Shares	27,392,593

	Total Fixed Income	2,083,306,708

	International Equity — 16.4%
9,089,811	JPMorgan Emerging Economies Fund, Class R5 Shares	111,077,493
5,765,256	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	129,718,266
13,395,266	JPMorgan International Equity Fund, Class R6 Shares	201,330,845
12,555,929	JPMorgan International Opportunities Fund, Class R6 Shares	179,298,664
10,559,303	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	201,893,867

	Total International Equity	823,319,135

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.4%
71,663,331	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	71,663,331

	U.S. Equity — 36.1%
25,957,702	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	614,937,949
16,288,070	JPMorgan Growth Advantage Fund, Class R6 Shares	240,737,681
6,605,331	JPMorgan Intrepid America Fund, Class R5 Shares	250,738,368
3,079,252	JPMorgan Mid Cap Equity Fund, Class R6 Shares	138,104,471
719,574	JPMorgan Small Cap Equity Fund, Class R5 Shares	34,539,553
2,649,635	JPMorgan Small Cap Growth Fund, Class R6 Shares	38,631,681
1,167,894	JPMorgan Small Cap Value Fund, Class R6 Shares	32,665,981
15,267,431	JPMorgan U.S. Equity Fund, Class R6 Shares	222,446,467
7,884,428	JPMorgan Value Advantage Fund, Institutional Class Shares	235,034,799

	Total U.S. Equity	1,807,836,950

	Total Investment Companies (Cost $4,573,954,635)	5,016,899,573

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
25,000,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $25,002,534)	25,002,925

	Total Investments — 100.6% (Cost $4,603,181,731)	5,045,409,166
	Liabilities in Excess of Other Assets — (0.6)%	(31,763,658)

	NET ASSETS — 100.0%	$5,013,645,508

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
586	TOPIX Index	03/12/15	$68,859,159	$709,916
986	10 Year Australian Government Bond	03/16/15	103,152,934	1,548,995
938	E-mini S&P 500	03/20/15	96,257,560	1,543,479
1,750	U.S. Long Bond	03/20/15	252,984,375	5,258,506
	Short Futures Outstanding
(152)	S&P/Toronto 60 Index	03/19/15	(22,283,216)	(1,134,846)
(203)	SPI 200 Index	03/19/15	(22,303,006)	(903,929)
(503)	10 Year Canadian Government Bond	03/20/15	(59,972,078)	(1,171,429)
(198)	E-mini Russell 2000	03/20/15	(23,773,860)	(395,031)
(249)	FTSE 100 Index	03/20/15	(25,313,261)	(270,189)
(1,008)	2 Year U.S. Treasury Note	03/31/15	(220,342,500)	249,934
(864)	5 Year U.S. Treasury Note	03/31/15	(102,755,250)	50,307

				$5,485,713

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.5% (b)
	Alternative Assets — 4.9%
14,512,784	JPMorgan Realty Income Fund, Class R5 Shares	202,598,465

	Fixed Income — 31.6%
73,207,165	JPMorgan Core Bond Fund, Class R6 Shares	860,916,261
11,819,368	JPMorgan Corporate Bond Fund, Class R6 Shares	118,075,485
12,530,258	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	101,244,487
1,742,090	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	15,208,450
28,608,150	JPMorgan High Yield Fund, Class R6 Shares	217,135,859

	Total Fixed Income	1,312,580,542

	International Equity — 19.1%
9,081,877	JPMorgan Emerging Economies Fund, Class R5 Shares	110,980,531
5,739,101	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	129,129,766
12,962,506	JPMorgan International Equity Fund, Class R6 Shares	194,826,469
11,284,962	JPMorgan International Opportunities Fund, Class R6 Shares	161,149,262
10,404,895	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	198,941,590

	Total International Equity	795,027,618

	Money Market — 1.8%
72,675,015	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	72,675,015

	U.S. Equity — 42.1%
24,595,404	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	582,665,129
16,364,943	JPMorgan Growth Advantage Fund, Class R6 Shares	241,873,864

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
6,213,568	JPMorgan Intrepid America Fund, Class R5 Shares	235,867,032
2,927,160	JPMorgan Mid Cap Equity Fund, Class R6 Shares	131,283,122
651,517	JPMorgan Small Cap Equity Fund, Class R5 Shares	31,272,823
2,707,721	JPMorgan Small Cap Growth Fund, Class R6 Shares	39,478,579
1,085,536	JPMorgan Small Cap Value Fund, Class R6 Shares	30,362,453
14,971,121	JPMorgan U.S. Equity Fund, Class R6 Shares	218,129,237
7,855,973	JPMorgan Value Advantage Fund, Institutional Class Shares	234,186,563

	Total U.S. Equity	1,745,118,802

	Total Investment Companies (Cost $3,828,887,483)	4,128,000,442

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
29,375,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $29,378,244)	29,378,437

	Total Investments — 100.2% (Cost $3,858,265,727)	4,157,378,879
	Liabilities in Excess of Other Assets — (0.2)%	(10,322,179)

	NET ASSETS — 100.0%	$4,147,056,700

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
752	TOPIX Index	03/12/15	$88,365,336	$911,160
1,204	10 Year Australian Government Bond	03/16/15	125,959,567	1,891,471
1,507	E-mini S&P 500	03/20/15	154,648,340	2,479,328
1,958	U.S. Long Bond	03/20/15	283,053,375	5,990,705
	Short Futures Outstanding
(218)	S&P/Toronto 60 Index	03/19/15	(31,958,823)	(1,627,755)
(245)	SPI 200 Index	03/19/15	(26,917,421)	(1,094,640)
(660)	10 Year Canadian Government Bond	03/20/15	(78,690,997)	(1,468,259)
(105)	E-mini Russell 2000	03/20/15	(12,607,350)	(455,385)
(288)	FTSE 100 Index	03/20/15	(29,277,989)	(312,507)
(1,255)	2 Year U.S. Treasury Note	03/31/15	(274,335,156)	311,177
(1,225)	5 Year U.S. Treasury Note	03/31/15	(145,688,867)	49,708

				$6,675,003

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.6% (b)
	Alternative Assets — 5.3%
18,674,264	JPMorgan Realty Income Fund, Class R5 Shares	260,692,723

	Fixed Income — 25.0%
61,156,689	JPMorgan Core Bond Fund, Class R6 Shares (m)	719,202,662
9,768,302	JPMorgan Corporate Bond Fund, Class R6 Shares	97,585,336
15,044,383	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	121,558,617
1,943,255	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	16,964,620
34,649,342	JPMorgan High Yield Fund, Class R6 Shares	262,988,507

	Total Fixed Income	1,218,299,742

	International Equity — 22.0%
11,766,647	JPMorgan Emerging Economies Fund, Class R5 Shares	143,788,432
8,186,060	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	184,186,354
17,315,950	JPMorgan International Equity Fund, Class R6 Shares	260,258,729
16,243,515	JPMorgan International Opportunities Fund, Class R6 Shares	231,957,387
13,081,836	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	250,124,704

	Total International Equity	1,070,315,606

	Money Market — 2.0%
98,248,507	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	98,248,507

	U.S. Equity — 45.3%
27,170,222	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	643,662,564
21,936,016	JPMorgan Growth Advantage Fund, Class R6 Shares	324,214,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
8,081,879	JPMorgan Intrepid America Fund, Class R5 Shares	306,788,116
4,166,589	JPMorgan Mid Cap Equity Fund, Class R6 Shares	186,871,509
810,748	JPMorgan Small Cap Equity Fund, Class R5 Shares	38,915,893
3,192,898	JPMorgan Small Cap Growth Fund, Class R6 Shares	46,552,455
1,576,663	JPMorgan Small Cap Value Fund, Class R6 Shares	44,099,265
20,884,893	JPMorgan U.S. Equity Fund, Class R6 Shares	304,292,896
10,570,853	JPMorgan Value Advantage Fund, Institutional Class Shares	315,117,114

	Total U.S. Equity	2,210,514,129

	Total Investment Companies (Cost $4,351,683,317)	4,858,070,707

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
51,930,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $51,936,206)	51,936,076

	Total Investments — 100.7% (Cost $4,403,619,523)	4,910,006,783
	Liabilities in Excess of Other Assets — (0.7)%	(34,565,565)

	NET ASSETS — 100.0%	$4,875,441,218

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,166	TOPIX Index	03/12/15	$137,013,274	$1,412,647
1,865	10 Year Australian Government Bond	03/16/15	195,111,787	2,929,895
29	Dow Jones Euro STOXX 50 Index	03/20/15	1,099,415	(4,862)
3,672	E-mini S&P 500	03/20/15	376,820,640	5,962,988
2,913	U.S. Long Bond	03/20/15	421,110,562	8,905,935
	Short Futures Outstanding
(335)	S&P/Toronto 60 Index	03/19/15	(49,111,035)	(2,499,512)
(391)	SPI 200 Index	03/19/15	(42,958,006)	(1,716,382)
(1,012)	10 Year Canadian Government Bond	03/20/15	(120,659,528)	(2,275,086)
(328)	E-mini Russell 2000	03/20/15	(39,382,960)	(561,676)
(455)	FTSE 100 Index	03/20/15	(46,255,156)	(493,718)
(1,948)	2 Year U.S. Treasury Note	03/31/15	(425,820,625)	483,007
(2,985)	5 Year U.S. Treasury Note	03/31/15	(355,005,117)	122,858

				$12,266,094

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 5.7%
13,018,052	JPMorgan Realty Income Fund, Class R5 Shares	181,732,002

	Fixed Income — 18.3%
24,685,603	JPMorgan Core Bond Fund, Class R6 Shares (m)	290,302,689
4,130,448	JPMorgan Corporate Bond Fund, Class R6 Shares	41,263,173
8,935,069	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	72,195,359
1,063,789	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,286,881
21,796,118	JPMorgan High Yield Fund, Class R6 Shares	165,432,532

	Total Fixed Income	578,480,634

	International Equity — 24.4%
8,966,136	JPMorgan Emerging Economies Fund, Class R5 Shares	109,566,186
5,548,285	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	124,836,410
12,257,794	JPMorgan International Equity Fund, Class R6 Shares	184,234,637
11,545,533	JPMorgan International Opportunities Fund, Class R6 Shares	164,870,206
9,826,079	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	187,874,635

	Total International Equity	771,382,074

	Money Market — 1.7%
54,232,852	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	54,232,852

	U.S. Equity — 48.9%
19,039,789	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	451,052,594
15,391,536	JPMorgan Growth Advantage Fund, Class R6 Shares	227,486,895

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
5,955,062	JPMorgan Intrepid America Fund, Class R5 Shares	226,054,171
2,679,138	JPMorgan Mid Cap Equity Fund, Class R6 Shares	120,159,318
673,024	JPMorgan Small Cap Equity Fund, Class R5 Shares	32,305,153
2,220,538	JPMorgan Small Cap Growth Fund, Class R6 Shares	32,375,442
1,114,642	JPMorgan Small Cap Value Fund, Class R6 Shares	31,176,526
14,447,130	JPMorgan U.S. Equity Fund, Class R6 Shares	210,494,689
7,305,963	JPMorgan Value Advantage Fund, Institutional Class Shares	217,790,763

	Total U.S. Equity	1,548,895,551

	Total Investment Companies (Cost $2,885,833,547)	3,134,723,113

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
33,740,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $33,744,195)	33,743,948

	Total Investments — 100.1% (Cost $2,919,577,742)	3,168,467,061
	Liabilities in Excess of Other Assets — (0.1)%	(3,675,047)

	NET ASSETS — 100.0%	$3,164,792,014

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
738	TOPIX Index	03/12/15	$86,720,237	$894,049
1,223	10 Year Australian Government Bond	03/16/15	127,947,301	1,921,320
2,382	E-mini S&P 500	03/20/15	244,440,840	3,722,496
1,889	U.S. Long Bond	03/20/15	273,078,563	5,734,233
	Short Futures Outstanding
(200)	S&P/Toronto 60 Index	03/19/15	(29,320,021)	(1,493,329)
(247)	SPI 200 Index	03/19/15	(27,137,155)	(1,103,809)
(667)	10 Year Canadian Government Bond	03/20/15	(79,525,598)	(1,474,599)
(154)	E-mini Russell 2000	03/20/15	(18,490,780)	(248,083)
(302)	FTSE 100 Index	03/20/15	(30,701,225)	(327,699)
(1,249)	2 Year U.S. Treasury Note	03/31/15	(273,023,594)	309,690
(2,113)	5 Year U.S. Treasury Note	03/31/15	(251,298,430)	194,645

				$8,128,914

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.3% (b)
	Alternative Assets — 6.1%
15,177,223	JPMorgan Realty Income Fund, Class R5 Shares	211,874,031

	Fixed Income — 14.2%
17,192,963	JPMorgan Core Bond Fund, Class R6 Shares (m)	202,189,247
3,190,915	JPMorgan Corporate Bond Fund, Class R6 Shares	31,877,242
9,250,280	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	74,742,267
1,141,325	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,963,765
22,688,392	JPMorgan High Yield Fund, Class R6 Shares (m)	172,204,892

	Total Fixed Income	490,977,413

	International Equity — 25.8%
10,287,997	JPMorgan Emerging Economies Fund, Class R5 Shares	125,719,320
6,704,274	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	150,846,167
13,917,252	JPMorgan International Equity Fund, Class R6 Shares	209,176,300
13,268,906	JPMorgan International Opportunities Fund, Class R6 Shares	189,479,980
11,338,749	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	216,796,888

	Total International Equity	892,018,655

	Money Market — 1.4%
48,475,132	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	48,475,132

	U.S. Equity — 51.8%
21,345,957	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	505,685,730
17,675,036	JPMorgan Growth Advantage Fund, Class R6 Shares	261,237,027

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
6,875,040	JPMorgan Intrepid America Fund, Class R5 Shares	260,976,499
3,040,010	JPMorgan Mid Cap Equity Fund, Class R6 Shares	136,344,432
835,159	JPMorgan Small Cap Equity Fund, Class R5 Shares	40,087,624
2,442,623	JPMorgan Small Cap Growth Fund, Class R6 Shares	35,613,445
1,324,432	JPMorgan Small Cap Value Fund, Class R6 Shares	37,044,366
17,885,788	JPMorgan U.S. Equity Fund, Class R6 Shares	260,595,926
8,517,060	JPMorgan Value Advantage Fund, Institutional Class Shares	253,893,557

	Total U.S. Equity	1,791,478,606

	Total Investment Companies (Cost $3,036,414,208)	3,434,823,837

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
36,890,000	U.S. Treasury Notes, 0.250%, 01/31/15 (k) (m) (Cost $36,894,407)	36,894,316

	Total Investments — 100.4% (Cost $3,073,308,615)	3,471,718,153
	Liabilities in Excess of Other Assets — (0.4)%	(13,451,273)

	NET ASSETS — 100.0%	$3,458,266,880

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
828	TOPIX Index	03/12/15	$97,295,876	$1,003,159
1,317	10 Year Australian Government Bond	03/16/15	137,781,353	2,068,993
113	Dow Jones Euro STOXX 50 Index	03/20/15	4,283,928	(18,902)
2,526	E-mini S&P 500	03/20/15	259,218,120	4,155,793
2,002	U.S. Long Bond	03/20/15	289,414,125	5,983,447
	Short Futures Outstanding
(235)	S&P/Toronto 60 Index	03/19/15	(34,451,024)	(1,754,380)
(276)	SPI 200 Index	03/19/15	(30,323,299)	(1,235,063)
(715)	10 Year Canadian Government Bond	03/20/15	(85,248,580)	(1,607,326)
(195)	E-mini Russell 2000	03/20/15	(23,413,650)	(234,600)
(326)	FTSE 100 Index	03/20/15	(33,141,057)	(353,741)
(1,376)	2 Year U.S. Treasury Note	03/31/15	(300,785,000)	341,179
(2,112)	5 Year U.S. Treasury Note	03/31/15	(251,179,500)	85,561

				$8,434,120

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 6.2%
8,042,555	JPMorgan Realty Income Fund, Class R5 Shares	112,274,071

	Fixed Income — 14.2%
9,152,549	JPMorgan Core Bond Fund, Class R6 Shares (m)	107,633,976
1,590,826	JPMorgan Corporate Bond Fund, Class R6 Shares	15,892,355
4,768,812	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	38,532,002
553,093	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,828,502
12,322,300	JPMorgan High Yield Fund, Class R6 Shares (m)	93,526,259

	Total Fixed Income	260,413,094

	International Equity — 25.8%
5,314,437	JPMorgan Emerging Economies Fund, Class R5 Shares	64,942,424
3,561,597	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	80,135,942
7,484,154	JPMorgan International Equity Fund, Class R6 Shares	112,486,841
6,875,641	JPMorgan International Opportunities Fund, Class R6 Shares	98,184,160
6,099,893	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	116,629,950

	Total International Equity	472,379,317

	Money Market — 1.5%
26,956,965	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	26,956,965

	U.S. Equity — 51.2%
11,155,334	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	264,269,869
9,406,779	JPMorgan Growth Advantage Fund, Class R6 Shares	139,032,190

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,613,599	JPMorgan Intrepid America Fund, Class R5 Shares	137,172,225
1,545,995	JPMorgan Mid Cap Equity Fund, Class R6 Shares	69,337,867
402,487	JPMorgan Small Cap Equity Fund, Class R5 Shares	19,319,372
1,331,797	JPMorgan Small Cap Growth Fund, Class R6 Shares	19,417,593
818,756	JPMorgan Small Cap Value Fund, Class R6 Shares	22,900,604
9,186,686	JPMorgan U.S. Equity Fund, Class R6 Shares	133,850,012
4,428,487	JPMorgan Value Advantage Fund, Institutional Class Shares	132,013,186

	Total U.S. Equity	937,312,918

	Total Investment Companies (Cost $1,684,210,282)	1,809,336,365

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
19,095,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $19,097,366)	19,097,234

	Total Investments — 99.9% (Cost $1,703,307,648)	1,828,433,599
	Other Assets in Excess of Liabilities — 0.1%	948,410

	NET ASSETS — 100.0%	$1,829,382,009

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
421	TOPIX Index	03/12/15	$49,470,488	$510,038
703	10 Year Australian Government Bond	03/16/15	73,546,159	1,104,406
36	Dow Jones Euro STOXX 50 Index	03/20/15	1,364,791	(6,032)
1,358	E-mini S&P 500	03/20/15	139,357,960	2,142,289
1,072	U.S. Long Bond	03/20/15	154,971,000	3,207,177
	Short Futures Outstanding
(119)	S&P/Toronto 60 Index	03/19/15	(17,445,412)	(888,393)
(141)	SPI 200 Index	03/19/15	(15,491,250)	(644,145)
(381)	10 Year Canadian Government Bond	03/20/15	(45,426,166)	(841,438)
(90)	E-mini Russell 2000	03/20/15	(10,806,300)	(66,205)
(169)	FTSE 100 Index	03/20/15	(17,180,487)	(183,381)
(718)	2 Year U.S. Treasury Note	03/31/15	(156,950,313)	178,028
(1,200)	5 Year U.S. Treasury Note	03/31/15	(142,715,625)	117,751

				$4,630,095

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.3% (b)
	Alternative Assets — 6.2%
6,363,116	JPMorgan Realty Income Fund, Class R5 Shares	88,829,103

	Fixed Income — 14.0%
6,990,304	JPMorgan Core Bond Fund, Class R6 Shares (m)	82,205,977
1,219,602	JPMorgan Corporate Bond Fund, Class R6 Shares	12,183,824
3,849,382	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,103,004
438,701	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,829,864
9,606,841	JPMorgan High Yield Fund, Class R6 Shares	72,915,925

	Total Fixed Income	202,238,594

	International Equity — 26.1%
4,100,003	JPMorgan Emerging Economies Fund, Class R5 Shares	50,102,041
2,839,678	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	63,892,757
5,922,412	JPMorgan International Equity Fund, Class R6 Shares	89,013,853
5,634,262	JPMorgan International Opportunities Fund, Class R6 Shares	80,457,254
4,775,754	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	91,312,424

	Total International Equity	374,778,329

	Money Market — 1.9%
26,645,284	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	26,645,284

	U.S. Equity — 51.1%
8,779,988	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	207,997,926
7,440,738	JPMorgan Growth Advantage Fund, Class R6 Shares	109,974,107

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
2,831,936	JPMorgan Intrepid America Fund, Class R5 Shares	107,500,308
1,223,402	JPMorgan Mid Cap Equity Fund, Class R6 Shares	54,869,560
304,721	JPMorgan Small Cap Equity Fund, Class R5 Shares	14,626,622
1,176,798	JPMorgan Small Cap Growth Fund, Class R6 Shares	17,157,710
524,849	JPMorgan Small Cap Value Fund, Class R6 Shares	14,680,029
7,157,938	JPMorgan U.S. Equity Fund, Class R6 Shares	104,291,150
3,462,574	JPMorgan Value Advantage Fund, Institutional Class Shares	103,219,340

	Total U.S. Equity	734,316,752

	Total Investment Companies (Cost $1,316,696,790)	1,426,808,062

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
15,400,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $15,401,935)	15,401,802

	Total Investments — 100.4% (Cost $1,332,098,725)	1,442,209,864
	Liabilities in Excess of Other Assets — (0.4)%	(5,283,269)

	NET ASSETS — 100.0%	$1,436,926,595

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
332	TOPIX Index	03/12/15	$39,012,356	$402,277
552	10 Year Australian Government Bond	03/16/15	57,748,904	867,186
1,074	E-mini S&P 500	03/20/15	110,213,880	1,720,970
825	U.S. Long Bond	03/20/15	119,264,063	2,479,286
	Short Futures Outstanding
(96)	S&P/Toronto 60 Index	03/19/15	(14,073,610)	(716,961)
(111)	SPI 200 Index	03/19/15	(12,195,239)	(507,656)
(301)	10 Year Canadian Government Bond	03/20/15	(35,887,864)	(665,098)
(28)	E-mini Russell 2000	03/20/15	(3,361,960)	(121,436)
(134)	FTSE 100 Index	03/20/15	(13,622,398)	(145,403)
(563)	2 Year U.S. Treasury Note	03/31/15	(123,068,281)	139,596
(855)	5 Year U.S. Treasury Note	03/31/15	(101,684,883)	29,154

				$3,481,915

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.8% (b)
	Alternative Assets — 5.9%
866,316	JPMorgan Realty Income Fund, Class R5 Shares	12,093,772

	Fixed Income — 13.8%
1,027,764	JPMorgan Core Bond Fund, Class R6 Shares (m)	12,086,501
163,747	JPMorgan Corporate Bond Fund, Class R6 Shares	1,635,832
475,588	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,842,747
87,982	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	768,084
1,334,364	JPMorgan High Yield Fund, Class R6 Shares	10,127,826

	Total Fixed Income	28,460,990

	International Equity — 25.5%
572,114	JPMorgan Emerging Economies Fund, Class R5 Shares	6,991,232
396,028	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,910,628
847,611	JPMorgan International Equity Fund, Class R6 Shares	12,739,592
796,410	JPMorgan International Opportunities Fund, Class R6 Shares	11,372,728
653,537	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	12,495,622

	Total International Equity	52,509,802

	Money Market — 3.0%
6,245,322	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	6,245,322

	U.S. Equity — 50.6%
1,254,074	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	29,709,016
1,026,548	JPMorgan Growth Advantage Fund, Class R6 Shares	15,172,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
417,730	JPMorgan Intrepid America Fund, Class R5 Shares	15,857,036
172,429	JPMorgan Mid Cap Equity Fund, Class R6 Shares	7,733,427
45,174	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,168,361
128,009	JPMorgan Small Cap Growth Fund, Class R6 Shares	1,866,365
76,887	JPMorgan Small Cap Value Fund, Class R6 Shares	2,150,538
1,037,362	JPMorgan U.S. Equity Fund, Class R6 Shares	15,114,361
492,130	JPMorgan Value Advantage Fund, Institutional Class Shares	14,670,391

	Total U.S. Equity	104,441,873

	Total Investment Companies (Cost $199,955,243)	203,751,759

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
2,145,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $2,145,358)	2,145,251

	Total Investments — 99.9% (Cost $202,100,601)	205,897,010
	Other Assets in Excess of Liabilities — 0.1%	271,443

	NET ASSETS — 100.0%	$206,168,453

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT DECEMBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
46	TOPIX Index	03/12/15	$5,405,326	$55,769
75	10 Year Australian Government Bond	03/16/15	7,846,319	117,824
158	E-mini S&P 500	03/20/15	16,213,960	231,522
115	U.S. Long Bond	03/20/15	16,624,687	344,796
	Short Futures Outstanding
(12)	S&P/Toronto 60 Index	03/19/15	(1,759,201)	(89,619)
(14)	SPI 200 Index	03/19/15	(1,538,138)	(63,762)
(41)	10 Year Canadian Government Bond	03/20/15	(4,888,380)	(87,502)
(1)	E-mini Russell 2000	03/20/15	(120,070)	(4,337)
(17)	FTSE 100 Index	03/20/15	(1,728,215)	(18,447)
(75)	2 Year U.S. Treasury Note	03/31/15	(16,394,531)	18,596
(120)	5 Year U.S. Treasury Note	03/31/15	(14,271,563)	7,035

				$511,875

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	45

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2014.

(m)

—  All or a portion of this security may be reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$26,765,502	$22,407,905	$28,509,593
Investments in affiliates, at value	1,816,610,584	2,281,435,066	5,016,899,573

Total investment securities, at value	1,843,376,086	2,303,842,971	5,045,409,166
Receivables:
Fund shares sold	2,354,006	4,258,260	8,842,161
Interest and dividends from non-affiliates	197,451	132,677	62,295
Dividends from affiliates	6,128	4,462	3,502
Variation margin on futures contracts	55,823	—	—
Due from Adviser	1,724	20,331	48,494
Other assets	70,355	—	—

Total Assets	1,846,061,573	2,308,258,701	5,054,365,618

LIABILITIES:
Payables:
Distributions	743,943	1,152,678	2,293,135
Fund shares redeemed	11,664,433	6,997,719	36,913,383
Investment securities purchased	—	—	1,957
Variation margin on futures contracts	—	16,505	509,144
Accrued liabilities:
Shareholder servicing fees	88,016	50,187	124,334
Distribution fees	177,498	196,289	403,791
Trustees’ and Chief Compliance Officer’s fees	466	455	1,073
Other	30,418	219,576	473,293

Total Liabilities	12,704,774	8,633,409	40,720,110

Net Assets	$1,833,356,799	$2,299,625,292	$5,013,645,508

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS :
Paid-in-Capital	$1,689,510,320	$2,102,841,840	$4,525,163,838
Accumulated undistributed (distributions in excess of) net investment income	(12,014,344)	(16,152,767)	(40,002,241)
Accumulated net realized gains (losses)	12,927,043	29,111,311	80,736,775
Net unrealized appreciation (depreciation)	142,933,780	183,824,908	447,747,136

Total Net Assets	$1,833,356,799	$2,299,625,292	$5,013,645,508

Net Assets:
Class A	$584,131,937	$601,711,572	$1,239,521,558
Class C	20,588,191	24,809,560	46,080,242
Class R2	94,465,867	121,363,237	265,117,831
Class R6	50,232	50,297	50,441
Institutional Class	829,411,698	1,157,032,976	2,532,278,691
Select Class	304,708,874	394,657,650	930,596,745

Total	$1,833,356,799	$2,299,625,292	$5,013,645,508

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	33,324,980	34,084,834	67,698,123
Class C	1,179,107	1,414,806	2,526,383
Class R2	5,400,447	6,894,388	14,515,664
Class R6	2,857	2,841	2,744
Institutional Class	47,171,519	65,376,461	137,765,631
Select Class	17,357,984	22,322,924	50,679,918

Net Asset Value (a):
Class A — Redemption price per share	$17.53	$17.65	$18.31
Class C — Offering price per share (b)	17.46	17.54	18.24
Class R2 — Offering and redemption price per share	17.49	17.60	18.26
Class R6 — Offering and redemption price per share	17.58	17.70	18.38
Institutional Class — Offering and redemption price per share	17.58	17.70	18.38
Select Class — Offering and redemption price per share	17.55	17.68	18.36
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.36	$18.48	$19.17

Cost of investments in non-affiliates	$29,888,863	$24,357,370	$29,227,096
Cost of investments in affiliates	1,672,024,589	2,097,413,672	4,573,954,635

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$29,378,437	$51,936,076	$33,743,948
Investments in affiliates, at value	4,128,000,442	4,858,070,707	3,134,723,113

Total investment securities, at value	4,157,378,879	4,910,006,783	3,168,467,061
Receivables:
Fund shares sold	10,032,391	13,066,918	14,743,412
Interest from non-affiliates	30,732	54,329	35,299
Dividends from affiliates	3,019	3,760	2,263
Due from Adviser	26,273	46,749	53,762

Total Assets	4,167,471,294	4,923,178,539	3,183,301,797

LIABILITIES:
Payables:
Distributions	2,489,620	3,089,583	2,181,313
Fund shares redeemed	15,065,675	38,796,522	12,734,912
Variation margin on futures contracts	2,115,420	4,877,751	3,000,637
Accrued liabilities:
Shareholder servicing fees	94,814	94,148	52,281
Distribution fees	354,670	421,018	272,459
Trustees’ and Chief Compliance Officer’s fees	1,099	454	899
Other	293,296	457,845	267,282

Total Liabilities	20,414,594	47,737,321	18,509,783

Net Assets	$4,147,056,700	$4,875,441,218	$3,164,792,014

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
NET ASSETS :
Paid-in-Capital	$3,778,725,746	$4,292,119,109	$2,851,003,440
Accumulated undistributed (distributions in excess of) net investment income	(38,821,025)	(47,201,372)	(32,763,620)
Accumulated net realized gains (losses)	101,292,661	111,766,605	89,465,125
Net unrealized appreciation (depreciation)	305,859,318	518,756,876	257,087,069

Total Net Assets	$4,147,056,700	$4,875,441,218	$3,164,792,014

Net Assets:
Class A	$1,097,628,579	$1,244,553,757	$827,509,910
Class C	42,899,847	42,370,437	27,681,875
Class R2	222,367,663	306,290,776	186,161,451
Class R6	50,545	50,603	50,619
Institutional Class	2,082,912,389	2,393,299,780	1,590,684,560
Select Class	701,197,677	888,875,865	532,703,599

Total	$4,147,056,700	$4,875,441,218	$3,164,792,014

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	61,877,254	65,266,298	45,328,347
Class C	2,426,350	2,237,717	1,524,973
Class R2	12,574,211	16,110,138	10,222,679
Class R6	2,842	2,643	2,759
Institutional Class	117,087,323	124,970,473	86,711,067
Select Class	39,453,288	46,513,779	29,055,641

Net Asset Value (a):
Class A — Redemption price per share	$17.74	$19.07	$18.26
Class C — Offering price per share (b)	17.68	18.93	18.15
Class R2 — Offering and redemption price per share	17.68	19.01	18.21
Class R6 — Offering and redemption price per share	17.79	19.15	18.35
Institutional Class — Offering and redemption price per share	17.79	19.15	18.34
Select Class — Offering and redemption price per share	17.77	19.11	18.33
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.58	$19.97	$19.12

Cost of investments in non-affiliates	$29,378,244	$51,936,206	$33,744,195
Cost of investments in affiliates	3,828,887,483	4,351,683,317	2,885,833,547

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$36,894,316	$19,097,234	$15,401,802
Investments in affiliates, at value	3,434,823,837	1,809,336,365	1,426,808,062

Total investment securities, at value	3,471,718,153	1,828,433,599	1,442,209,864
Receivables:
Fund shares sold	17,072,420	12,948,655	9,598,047
Interest from non-affiliates	38,594	19,977	16,111
Dividends from affiliates	2,338	1,251	1,002
Due from Adviser	106,038	83,627	115,889

Total Assets	3,488,937,543	1,841,487,109	1,451,940,913

LIABILITIES:
Payables:
Distributions	2,452,776	1,331,439	1,203,770
Fund shares redeemed	23,851,963	8,551,189	12,756,850
Variation margin on futures contracts	3,549,626	1,830,654	695,926
Accrued liabilities:
Shareholder servicing fees	41,216	11,287	—
Distribution fees	288,380	152,080	123,960
Trustees’ and Chief Compliance Officer’s fees	1,186	460	584
Other	485,516	227,991	233,228

Total Liabilities	30,670,663	12,105,100	15,014,318

Net Assets	$3,458,266,880	$1,829,382,009	$1,436,926,595

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund
NET ASSETS :
Paid-in-Capital	$2,998,092,262	$1,663,674,387	$1,295,231,628
Accumulated undistributed (distributions in excess of) net investment income	(37,258,932)	(19,504,350)	(15,183,943)
Accumulated net realized gains (losses)	90,509,883	55,439,499	43,263,124
Net unrealized appreciation (depreciation)	406,923,667	129,772,473	113,615,786

Total Net Assets	$3,458,266,880	$1,829,382,009	$1,436,926,595

Net Assets:
Class A	$868,305,294	$451,218,732	$358,142,223
Class C	29,398,584	14,343,454	14,203,113
Class R2	199,854,520	111,132,119	91,513,491
Class R6	50,623	50,622	50,622
Institutional Class	1,724,856,956	950,623,411	688,551,986
Select Class	635,800,903	302,013,671	284,465,160

Total	$3,458,266,880	$1,829,382,009	$1,436,926,595

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	44,393,813	24,371,000	19,382,656
Class C	1,517,074	777,969	772,760
Class R2	10,256,562	6,018,561	4,966,534
Class R6	2,576	2,724	2,727
Institutional Class	87,783,214	51,157,081	37,105,266
Select Class	32,427,374	16,265,336	15,348,949

Net Asset Value (a):
Class A — Redemption price per share	$19.56	$18.51	$18.48
Class C — Offering price per share (b)	19.38	18.44	18.38
Class R2 — Offering and redemption price per share	19.49	18.46	18.43
Class R6 — Offering and redemption price per share	19.65	18.59	18.56
Institutional Class — Offering and redemption price per share	19.65	18.58	18.56
Select Class — Offering and redemption price per share	19.61	18.57	18.53
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.48	$19.38	$19.35

Cost of investments in non-affiliates	$36,894,407	$19,097,366	$15,401,935
Cost of investments in affiliates	3,036,414,208	1,684,210,282	1,316,696,790

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$2,145,251
Investments in affiliates, at value	203,751,759

Total investment securities, at value	205,897,010
Receivables:
Fund shares sold	2,768,415
Interest from non-affiliates	2,244
Dividends from affiliates	157
Variation margin on futures contracts	391,317
Due from Adviser	15,053

Total Assets	209,074,196

LIABILITIES:
Payables:
Distributions	109,557
Investment securities purchased	1,000,000
Fund shares redeemed	1,760,438
Accrued liabilities:
Shareholder servicing fees	1,949
Distribution fees	17,322
Other	16,477

Total Liabilities	2,905,743

Net Assets	$206,168,453

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement 2055 Fund
NET ASSETS :
Paid-in-Capital	$197,963,431
Accumulated undistributed (distributions in excess of) net investment income	(1,981,152)
Accumulated net realized gains (losses)	5,882,490
Net unrealized appreciation (depreciation)	4,303,684

Total Net Assets	$206,168,453

Net Assets:
Class A	$47,947,046
Class C	1,417,746
Class R2	15,970,288
Class R6	50,615
Institutional Class	111,616,267
Select Class	29,166,491

Total	$206,168,453

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,347,820
Class C	69,550
Class R2	782,978
Class R6	2,474
Institutional Class	5,456,389
Select Class	1,426,305

Net Asset Value (a):
Class A — Redemption price per share	$20.42
Class C — Offering price per share (b)	20.38
Class R2 — Offering and redemption price per share	20.40
Class R6 — Offering and redemption price per share	20.46
Institutional Class — Offering and redemption price per share	20.46
Select Class — Offering and redemption price per share	20.45
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.38

Cost of investments in non-affiliates	$2,145,358
Cost of investments in affiliates	199,955,243

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$21,957,793	$28,208,795	$62,608,801
Dividend income from non-affiliates	186,446	118,859	26,023
Interest income from non-affiliates	9,089	10,389	26,072

Total investment income	22,153,328	28,338,043	62,660,896

EXPENSES:
Distribution fees:
Class A	714,101	735,008	1,479,708
Class C	78,163	89,155	162,026
Class R2	228,786	296,016	624,346
Shareholder servicing fees:
Class A	714,101	735,008	1,479,708
Class C	26,054	29,718	54,008
Class R2	114,393	148,008	312,173
Institutional Class	415,816	567,685	1,222,406
Select Class	382,927	470,141	1,108,184
Interest expense to affiliates	3,847	4,399	10,546
Trustees’ and Chief Compliance Officer’s fees	7,068	10,721	22,867
Transfer agent fees	296,102	535,293	1,116,790
Other	—	4,349	13,259

Total expenses	2,981,358	3,625,501	7,606,021

Less fees waived	(1,318,536)	(1,655,559)	(3,481,658)
Less expense reimbursements	(182,573)	(170,424)	(344,884)

Net expenses	1,480,249	1,799,518	3,779,479

Net investment income (loss)	20,673,079	26,538,525	58,881,417

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investment in affiliates	(2,356,216)	(1,760,451)	311,204
Futures	5,756,538	7,496,050	17,430,780
Foreign currency transactions	(203,034)	(239,045)	(553,469)

Net realized gain (loss)	3,197,288	5,496,554	17,188,515

Distributions of capital gains received from investment company affiliates	27,769,978	39,633,964	106,578,539

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(3,683,028)	(2,375,438)	(712,170)
Investments in affiliates	(35,415,714)	(45,732,293)	(106,733,980)
Futures	1,130,349	937,027	3,162,439
Foreign currency translations	11,972	10,565	40,965

Change in net unrealized appreciation/depreciation	(37,956,421)	(47,160,139)	(104,242,746)

Net realized/unrealized gains (losses)	(6,989,155)	(2,029,621)	19,524,308

Change in net assets resulting from operations	$13,683,924	$24,508,904	$78,405,725

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$49,224,204	$57,326,812	$36,192,990
Interest income from non-affiliates	28,347	26,803	16,740

Total investment income	49,252,551	57,353,615	36,209,730

EXPENSES:
Distribution fees:
Class A	1,294,150	1,491,472	983,080
Class C	145,706	151,628	94,905
Class R2	525,605	716,105	433,809
Shareholder servicing fees:
Class A	1,294,150	1,491,472	983,080
Class C	48,569	50,543	31,635
Class R2	262,803	358,052	216,905
Institutional Class	975,806	1,138,121	741,012
Select Class	800,011	1,042,977	596,482
Interest expense to affiliates	11,718	19,383	11,722
Trustees’ and Chief Compliance Officer’s fees	17,633	21,209	14,293
Transfer agent fees	873,457	1,273,432	881,692
Other	7,577	9,021	5,757

Total expenses	6,257,185	7,763,415	4,994,372

Less fees waived	(2,859,853)	(3,475,557)	(2,226,947)
Less expense reimbursements	(101,562)	(287,337)	(251,974)

Net expenses	3,295,770	4,000,521	2,515,451

Net investment income (loss)	45,956,781	53,353,094	33,694,279

REALIZED/UNREALIZED (LOSSES):
Net realized gain (loss) on transactions from:
Investment in affiliates	289,637	(187,847)	(19,492)
Futures	22,902,045	36,362,635	23,212,916
Foreign currency transactions	(607,496)	(1,036,537)	(580,425)

Net realized gain (loss)	22,584,186	35,138,251	22,612,999

Distributions of capital gains received from investment company affiliates	101,392,362	126,323,378	88,228,717

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(7,362)	(11,828)	(7,149)
Investments in affiliates	(96,092,707)	(125,781,395)	(86,546,176)
Futures	3,764,295	8,251,972	5,174,143
Foreign currency translations	70,209	94,776	68,047

Change in net unrealized appreciation/depreciation	(92,265,565)	(117,446,475)	(81,311,135)

Net realized/unrealized gains (losses)	31,710,983	44,015,154	29,530,581

Change in net assets resulting from operations	$77,667,764	$97,368,248	$63,224,860

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$39,292,532	$20,496,526	$15,991,138
Interest income from non-affiliates	19,458	9,622	8,363

Total investment income	39,311,990	20,506,148	15,999,501

EXPENSES:
Distribution fees:
Class A	1,054,456	535,229	423,915
Class C	104,362	49,731	49,279
Class R2	467,297	253,083	210,831
Shareholder servicing fees:
Class A	1,054,456	535,229	423,915
Class C	34,787	16,577	16,426
Class R2	233,649	126,542	105,416
Institutional Class	814,024	439,323	313,146
Select Class	738,030	326,715	321,462
Interest expense to affiliates	13,031	6,473	5,137
Trustees’ and Chief Compliance Officer’s fees	15,880	7,046	5,364
Transfer agent fees	1,317,318	836,178	940,977
Other	6,376	—	—

Total expenses	5,853,666	3,132,126	2,815,868

Less fees waived	(2,496,548)	(1,294,275)	(1,051,510)
Less expense reimbursements	(570,557)	(435,303)	(597,344)

Net expenses	2,786,561	1,402,548	1,167,014

Net investment income (loss)	36,525,429	19,103,600	14,832,487

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investment in affiliates	381,877	412,960	98,355
Futures	26,672,597	13,672,154	10,798,624
Foreign currency transactions	(646,188)	(325,018)	(291,428)

Net realized gain (loss)	26,408,286	13,760,096	10,605,551

Distributions of capital gains received from investment company affiliates	101,274,605	53,352,388	41,547,444

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(8,392)	(4,044)	(3,221)
Investments in affiliates	(102,630,886)	(53,601,419)	(41,801,999)
Futures	5,085,553	2,966,173	2,367,319
Foreign currency translations	73,488	10,384	14,607

Change in net unrealized appreciation/depreciation	(97,480,237)	(50,628,906)	(39,423,294)

Net realized/unrealized gains (losses)	30,202,654	16,483,578	12,729,701

Change in net assets resulting from operations	$66,728,083	$35,587,178	$27,562,188

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,146,081
Interest income from non-affiliates	393

Total investment income	2,146,474

EXPENSES:
Distribution fees:
Class A	50,448
Class C	4,337
Class R2	31,552
Shareholder servicing fees:
Class A	50,448
Class C	1,446
Class R2	15,776
Institutional Class	45,318
Select Class	26,825
Interest expense to affiliates	480
Trustees’ and Chief Compliance Officer’s fees	251
Transfer agent fees	133,296
Other	749

Total expenses	360,926

Less fees waived	(127,931)
Less expense reimbursements	(94,238)

Net expenses	138,757

Net investment income (loss)	2,007,717

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investment in affiliates	155,652
Futures	1,176,484
Foreign currency transactions	(45,488)

Net realized gain (loss)	1,286,648

Distributions of capital gains received from investment company affiliates	5,749,373

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(116)
Investments in affiliates	(5,692,122)
Futures	511,652
Foreign currency translations	(4,600)

Change in net unrealized appreciation/depreciation	(5,185,186)

Net realized/unrealized gains (losses)	1,850,835

Change in net assets resulting from operations	$3,858,552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,673,079	$20,945,730	$26,538,525	$35,304,051
Net realized gain (loss)	3,197,288	1,215,250	5,496,554	2,367,240
Distributions of capital gains received from investment company affiliates	27,769,978	14,510,518	39,633,964	30,057,572
Change in net unrealized appreciation/depreciation	(37,956,421)	62,089,686	(47,160,139)	130,536,252

Change in net assets resulting from operations	13,683,924	98,761,184	24,508,904	198,265,115

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,240,728)	(7,129,272)	(11,148,876)	(12,144,860)
From net realized gains	—	—	(1,864,797)	—
Class C
From net investment income	(298,827)	(189,075)	(385,976)	(403,701)
From net realized gains	—	—	(77,163)	—
Class R2
From net investment income	(1,548,075)	(1,053,351)	(2,122,131)	(1,900,122)
From net realized gains	—	—	(373,524)	—
Class R6 (a)
From net investment income	(707)	—	(755)	—
From net realized gains	—	—	(154)	—
Institutional Class
From net investment income	(15,537,122)	(14,343,220)	(22,696,050)	(24,749,027)
From net realized gains	—	—	(3,593,448)	—
Select Class
From net investment income	(5,609,859)	(4,124,776)	(7,430,189)	(8,655,910)
From net realized gains	—	—	(1,222,737)	—

Total distributions to shareholders	(33,235,318)	(26,839,694)	(50,915,800)	(47,853,620)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,880,880	926,534,816	198,894,210	701,738,776

NET ASSETS:
Change in net assets	80,329,486	998,456,306	172,487,314	852,150,271
Beginning of period	1,753,027,313	754,571,007	2,127,137,978	1,274,987,707

End of period	$1,833,356,799	$1,753,027,313	$2,299,625,292	$2,127,137,978

Accumulated undistributed (distributed in excess of) net investment income	$(12,014,344)	$547,895	$(16,152,767)	$1,092,685

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,881,417	$69,494,570	$45,956,781	$46,507,267
Net realized gain (loss)	17,188,515	23,201,867	22,584,186	19,134,779
Distributions of capital gains received from investment company affiliates	106,578,539	68,510,501	101,392,362	56,811,979
Change in net unrealized appreciation/depreciation	(104,242,746)	318,879,542	(92,265,565)	268,615,855

Change in net assets resulting from operations	78,405,725	480,086,480	77,667,764	391,069,880

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24,468,507)	(22,698,960)	(22,746,631)	(19,118,508)
From net realized gains	(14,507,426)	(3,024,688)	(12,847,299)	(10,386,879)
Class C
From net investment income	(767,772)	(677,674)	(765,407)	(578,361)
From net realized gains	(534,324)	(117,103)	(495,694)	(414,968)
Class R2
From net investment income	(4,939,865)	(4,121,091)	(4,375,522)	(3,130,694)
From net realized gains	(3,073,735)	(597,470)	(2,590,772)	(1,797,890)
Class R6 (a)
From net investment income	(832)	—	(906)	—
From net realized gains	(586)	—	(586)	—
Institutional Class
From net investment income	(52,561,360)	(51,048,338)	(45,116,562)	(35,515,089)
From net realized gains	(29,836,166)	(6,582,285)	(24,264,359)	(17,922,417)
Select Class
From net investment income	(18,981,775)	(19,468,269)	(14,736,182)	(13,277,554)
From net realized gains	(11,013,576)	(2,593,843)	(8,099,184)	(7,151,489)

Total distributions to shareholders	(160,685,924)	(110,929,721)	(136,039,104)	(109,293,849)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	592,070,195	1,553,695,660	663,387,192	1,591,415,322

NET ASSETS:
Change in net assets	509,789,996	1,922,852,419	605,015,852	1,873,191,353
Beginning of period	4,503,855,512	2,581,003,093	3,542,040,848	1,668,849,495

End of period	$5,013,645,508	$4,503,855,512	$4,147,056,700	$3,542,040,848

Accumulated undistributed (distributed in excess of) net investment income	$(40,002,241)	$2,836,453	$(38,821,025)	$2,963,404

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,353,094	$54,401,159	$33,694,279	$28,854,280
Net realized gain (loss)	35,138,251	31,702,298	22,612,999	18,138,101
Distributions of capital gains received from investment company affiliates	126,323,378	79,867,531	88,228,717	49,141,058
Change in net unrealized appreciation/depreciation	(117,446,475)	379,029,641	(81,311,135)	235,286,286

Change in net assets resulting from operations	97,368,248	545,000,629	63,224,860	331,419,725

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26,300,575)	(22,189,550)	(17,894,324)	(14,015,443)
From net realized gains	(17,521,862)	(9,446,472)	(11,310,179)	(9,980,162)
Class C
From net investment income	(769,834)	(643,573)	(518,243)	(349,846)
From net realized gains	(590,558)	(365,741)	(376,753)	(338,005)
Class R2
From net investment income	(6,097,094)	(4,152,231)	(3,802,206)	(2,332,364)
From net realized gains	(4,259,082)	(1,872,092)	(2,511,321)	(1,750,876)
Class R6 (a)
From net investment income	(932)	—	(977)	—
From net realized gains	(703)	—	(683)	—
Institutional Class
From net investment income	(52,551,189)	(46,281,308)	(35,525,356)	(25,585,498)
From net realized gains	(33,644,738)	(18,650,505)	(21,574,483)	(16,810,821)
Select Class
From net investment income	(19,324,473)	(17,301,057)	(11,573,574)	(9,401,070)
From net realized gains	(12,609,316)	(7,286,368)	(7,195,217)	(6,621,583)

Total distributions to shareholders	(173,670,356)	(128,188,897)	(112,283,316)	(87,185,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	657,923,824	1,602,080,349	526,672,144	1,306,445,882

NET ASSETS:
Change in net assets	581,621,716	2,018,892,081	477,613,688	1,550,679,939
Beginning of period	4,293,819,502	2,274,927,421	2,687,178,326	1,136,498,387

End of period	$4,875,441,218	$4,293,819,502	$3,164,792,014	$2,687,178,326

Accumulated undistributed (distributed in excess of) net investment income	$(47,201,372)	$4,489,631	$(32,763,620)	$2,856,781

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,525,429	$33,916,034	$19,103,600	$15,088,608
Net realized gain (loss)	26,408,286	23,211,195	13,760,096	10,191,369
Distributions of capital gains received from investment company affiliates	101,274,605	62,869,683	53,352,388	27,257,804
Change in net unrealized appreciation/depreciation	(97,480,237)	300,435,981	(50,628,906)	130,685,049

Change in net assets resulting from operations	66,728,083	420,432,893	35,587,178	183,222,830

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,135,770)	(15,532,322)	(9,822,746)	(7,377,257)
From net realized gains	(13,402,931)	(6,936,829)	(6,272,003)	(4,942,732)
Class C
From net investment income	(557,889)	(466,127)	(267,648)	(184,691)
From net realized gains	(450,220)	(279,553)	(191,821)	(167,596)
Class R2
From net investment income	(4,144,917)	(2,821,505)	(2,269,448)	(1,312,439)
From net realized gains	(3,038,904)	(1,357,795)	(1,512,690)	(917,184)
Class R6 (a)
From net investment income	(1,001)	—	(997)	—
From net realized gains	(768)	—	(690)	—
Institutional Class
From net investment income	(39,077,043)	(32,613,272)	(21,228,130)	(14,283,961)
From net realized gains	(26,174,363)	(13,658,580)	(12,899,668)	(8,651,577)
Select Class
From net investment income	(14,191,856)	(11,961,147)	(6,542,425)	(4,741,581)
From net realized gains	(9,750,982)	(5,258,763)	(4,083,632)	(3,118,390)

Total distributions to shareholders	(129,926,644)	(90,885,893)	(65,091,898)	(45,697,408)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	461,175,393	1,151,988,275	326,121,174	817,119,646

NET ASSETS:
Change in net assets	397,976,832	1,481,535,275	296,616,454	954,645,068
Beginning of period	3,060,290,048	1,578,754,773	1,532,765,555	578,120,487

End of period	$3,458,266,880	$3,060,290,048	$1,829,382,009	$1,532,765,555

Accumulated undistributed (distributed in excess of) net investment income	$(37,258,932)	$3,324,115	$(19,504,350)	$1,523,444

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,832,487	$12,224,960	$2,007,717	$888,758
Net realized gain (loss)	10,605,551	8,413,077	1,286,648	(334,046)
Distributions of capital gains received from investment company affiliates	41,547,444	22,162,290	5,749,373	1,606,706
Change in net unrealized appreciation/depreciation	(39,423,294)	107,140,641	(5,185,186)	9,072,809

Change in net assets resulting from operations	27,562,188	149,940,968	3,858,552	11,234,227

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,726,728)	(5,699,260)	(940,738)	(440,154)
From net realized gains	(4,952,628)	(3,972,387)	(369,018)	(8,439)
Class C
From net investment income	(261,453)	(192,068)	(23,633)	(10,201)
From net realized gains	(193,237)	(181,813)	(10,741)	(268)
Class R2
From net investment income	(1,857,905)	(1,165,505)	(293,662)	(112,432)
From net realized gains	(1,246,757)	(863,991)	(118,024)	(2,346)
Class R6 (a)
From net investment income	(984)	—	(927)	—
From net realized gains	(690)	—	(392)	—
Institutional Class
From net investment income	(15,177,479)	(11,014,556)	(2,222,734)	(840,942)
From net realized gains	(9,267,496)	(7,124,939)	(834,536)	(13,572)
Select Class
From net investment income	(6,208,463)	(4,621,399)	(578,863)	(263,515)
From net realized gains	(3,922,161)	(3,126,696)	(218,415)	(5,036)

Total distributions to shareholders	(50,815,981)	(37,962,614)	(5,611,683)	(1,696,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	264,761,081	550,303,812	75,511,869	104,656,381

NET ASSETS:
Change in net assets	241,507,288	662,282,166	73,758,738	114,193,703
Beginning of period	1,195,419,307	533,137,141	132,409,715	18,216,012

End of period	$1,436,926,595	$1,195,419,307	$206,168,453	$132,409,715

Accumulated undistributed (distributed in excess of) net investment income	$(15,183,943)	$1,216,582	$(1,981,152)	$71,688

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$125,072,918	$187,874,040	$143,972,472	$298,175,229
Net assets acquired in Fund reorganization (See Note 8)	—	204,558,357	—	—
Distributions reinvested	9,856,622	6,922,301	12,273,785	11,430,563
Cost of shares redeemed	(80,507,613)	(90,208,997)	(99,650,976)	(142,962,093)

Change in net assets resulting from Class A capital transactions	$54,421,927	$309,145,701	$56,595,281	$166,643,699

Class C
Proceeds from shares issued	$1,991,430	$3,704,715	$4,824,638	$9,745,106
Net assets acquired in Fund reorganization (See Note 8)	—	11,403,115	—	—
Distributions reinvested	220,729	144,273	286,522	260,585
Cost of shares redeemed	(2,275,247)	(1,653,815)	(2,578,462)	(6,716,142)

Change in net assets resulting from Class C capital transactions	$(63,088)	$13,598,288	$2,532,698	$3,289,549

Class R2
Proceeds from shares issued	$20,946,909	$47,663,188	$27,876,198	$68,241,065
Net assets acquired in Fund reorganization (See Note 8)	—	32,432,978	—	—
Distributions reinvested	1,452,422	996,926	2,340,025	1,720,723
Cost of shares redeemed	(14,167,882)	(28,817,910)	(15,704,965)	(25,211,204)

Change in net assets resulting from Class R2 capital transactions	$8,231,449	$52,275,182	$14,511,258	$44,750,584

Class R6 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Distributions reinvested	707	—	909	—

Change in net assets resulting from Class R6 capital transactions	$50,707	$—	$50,909	$—

Institutional Class
Proceeds from shares issued	$120,853,977	$352,433,257	$205,424,833	$634,470,440
Net assets acquired in Fund reorganization (See Note 8)	—	142,465,906	—	—
Distributions reinvested	15,304,491	14,165,874	25,915,194	24,512,881
Cost of shares redeemed	(107,166,983)	(131,120,491)	(141,004,633)	(260,479,502)

Change in net assets resulting from Institutional Class capital transactions	$28,991,485	$377,944,546	$90,335,394	$398,503,819

Select Class
Proceeds from shares issued	$43,135,904	$107,806,056	$71,718,610	$176,026,561
Net assets acquired in Fund reorganization (See Note 8)	—	109,312,078	—	—
Distributions reinvested	5,443,974	3,976,119	8,423,208	8,380,335
Cost of shares redeemed	(40,331,478)	(47,523,154)	(45,273,148)	(95,855,771)

Change in net assets resulting from Select Class capital transactions	$8,248,400	$173,571,099	$34,868,670	$88,551,125

Total change in net assets resulting from capital transactions	$99,880,880	$926,534,816	$198,894,210	$701,738,776

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	7,090,461	10,940,781	8,095,573	17,345,076
Shares issued in connection with Fund reorganization (See Note 8)	—	11,538,884	—	—
Reinvested	562,716	400,931	695,302	659,504
Redeemed	(4,561,327)	(5,274,878)	(5,595,994)	(8,304,213)

Change in Class A Shares	3,091,850	17,605,718	3,194,881	9,700,367

Class C
Issued	113,412	218,469	272,492	570,707
Shares issued in connection with Fund reorganization (See Note 8)	—	645,621	—	—
Reinvested	12,650	8,382	16,336	15,151
Redeemed	(129,247)	(96,619)	(145,831)	(394,547)

Change in Class C Shares	(3,185)	775,853	142,997	191,311

Class R2
Issued	1,185,084	2,752,838	1,566,981	3,962,201
Shares issued in connection with Fund reorganization (See Note 8)	—	1,833,083	—	—
Reinvested	83,094	57,766	132,942	99,390
Redeemed	(802,039)	(1,653,654)	(884,312)	(1,470,233)

Change in Class R2 Shares	466,139	2,990,033	815,611	2,591,358

Class R6 (a)
Issued	2,817	—	2,789	—
Reinvested	40	—	52	—

Change in Class R6 Shares	2,857	—	2,841	—

Institutional Class
Issued	6,821,352	20,387,286	11,521,538	36,829,832
Shares issued in connection with Fund reorganization (See Note 8)	—	8,012,176	—	—
Reinvested	871,188	818,709	1,464,202	1,410,237
Redeemed	(6,044,435)	(7,609,272)	(7,890,058)	(15,108,607)

Change in Institutional Class Shares	1,648,105	21,608,899	5,095,682	23,131,462

Select Class
Issued	2,437,917	6,269,814	4,023,747	10,268,323
Shares issued in connection with Fund reorganization (See Note 8)	—	6,156,815	—	—
Reinvested	310,407	229,768	476,364	483,035
Redeemed	(2,286,017)	(2,774,902)	(2,536,593)	(5,568,921)

Change in Select Class Shares	462,307	9,881,495	1,963,518	5,182,437

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$264,159,736	$549,473,209	$253,712,203	$478,822,745
Distributions reinvested	36,744,009	24,061,707	33,606,564	27,801,192
Cost of shares redeemed	(148,340,250)	(210,233,321)	(124,277,153)	(162,562,425)

Change in net assets resulting from Class A capital transactions	$152,563,495	$363,301,595	$163,041,614	$344,061,512

Class C
Proceeds from shares issued	$9,869,918	$19,195,751	$9,972,651	$17,251,132
Distributions reinvested	814,770	496,906	769,913	599,197
Cost of shares redeemed	(5,087,835)	(8,388,498)	(3,550,065)	(4,907,556)

Change in net assets resulting from Class C capital transactions	$5,596,853	$11,304,159	$7,192,499	$12,942,773

Class R2
Proceeds from shares issued	$57,851,580	$121,042,264	$46,752,641	$118,686,021
Distributions reinvested	7,472,811	4,328,394	6,625,785	4,623,335
Cost of shares redeemed	(24,805,635)	(37,375,117)	(22,629,143)	(34,084,953)

Change in net assets resulting from Class R2 capital transactions	$40,518,756	$87,995,541	$30,749,283	$89,224,403

Class R6 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Distributions reinvested	1,418	—	1,492	—

Change in net assets resulting from Class R6 capital transactions	$51,418	$—	$51,492	$—

Institutional Class
Proceeds from shares issued	$407,677,199	$1,248,364,623	$409,163,642	$1,112,714,920
Distributions reinvested	81,518,206	57,170,355	68,115,422	52,511,140
Cost of shares redeemed	(204,387,493)	(397,585,750)	(133,818,772)	(210,876,395)

Change in net assets resulting from Institutional Class capital transactions	$284,807,912	$907,949,228	$343,460,292	$954,349,665

Select Class
Proceeds from shares issued	$169,754,705	$338,948,459	$140,956,989	$282,232,738
Distributions reinvested	29,737,820	21,822,525	22,447,062	19,741,608
Cost of shares redeemed	(90,960,764)	(177,625,847)	(44,512,039)	(111,137,377)

Change in net assets resulting from Select Class capital transactions	$108,531,761	$183,145,137	$118,892,012	$190,836,969

Total change in net assets resulting from capital transactions	$592,070,195	$1,553,695,660	$663,387,192	$1,591,415,322

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,262,047	30,828,524	14,160,262	27,878,458
Reinvested	2,004,347	1,339,556	1,893,460	1,607,508
Redeemed	(8,007,380)	(11,827,883)	(6,940,731)	(9,454,725)

Change in Class A Shares	8,259,014	20,340,197	9,112,991	20,031,241

Class C
Issued	534,875	1,083,480	556,975	1,009,185
Reinvested	44,634	27,787	43,541	34,806
Redeemed	(274,491)	(471,323)	(198,339)	(286,723)

Change in Class C Shares	305,018	639,944	402,177	757,268

Class R2
Issued	3,120,727	6,783,360	2,609,796	6,906,261
Reinvested	408,833	241,400	374,545	267,952
Redeemed	(1,340,691)	(2,103,332)	(1,261,527)	(1,990,319)

Change in Class R2 Shares	2,188,869	4,921,428	1,722,814	5,183,894

Class R6 (a)
Issued	2,667	—	2,758	—
Reinvested	77	—	84	—

Change in Class R6 Shares	2,744	—	2,842	—

Institutional Class
Issued	21,836,131	69,876,173	22,691,635	64,502,769
Reinvested	4,428,962	3,170,366	3,826,344	3,024,715
Redeemed	(10,939,530)	(22,159,134)	(7,411,267)	(12,150,771)

Change in Institutional Class Shares	15,325,563	50,887,405	19,106,712	55,376,713

Select Class
Issued	9,102,022	19,091,663	7,826,206	16,466,361
Reinvested	1,617,454	1,212,290	1,262,339	1,139,454
Redeemed	(4,894,451)	(10,039,779)	(2,476,991)	(6,445,775)

Change in Select Class Shares	5,825,025	10,264,174	6,611,554	11,160,040

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$259,539,328	$526,667,954	$190,845,956	$376,191,660
Distributions reinvested	41,041,096	29,535,506	27,648,300	22,786,427
Cost of shares redeemed	(148,325,716)	(180,413,983)	(103,493,644)	(126,057,985)

Change in net assets resulting from Class A capital transactions	$152,254,708	$375,789,477	$115,000,612	$272,920,102

Class C
Proceeds from shares issued	$9,091,491	$17,628,992	$7,528,757	$9,686,156
Distributions reinvested	687,448	502,658	489,903	373,088
Cost of shares redeemed	(5,756,007)	(8,987,702)	(2,179,871)	(3,841,007)

Change in net assets resulting from Class C capital transactions	$4,022,932	$9,143,948	$5,838,789	$6,218,237

Class R2
Proceeds from shares issued	$68,091,447	$144,957,923	$41,629,320	$93,724,981
Distributions reinvested	9,612,780	5,501,181	5,984,283	3,793,238
Cost of shares redeemed	(25,462,795)	(29,887,019)	(18,047,438)	(16,042,577)

Change in net assets resulting from Class R2 capital transactions	$52,241,432	$120,572,085	$29,566,165	$81,475,642

Class R6 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Distributions reinvested	1,635	—	1,658	—

Change in net assets resulting from Class R6 capital transactions	$51,635	$—	$51,658	$—

Institutional Class
Proceeds from shares issued	$404,771,582	$1,090,078,661	$313,517,520	$913,206,189
Distributions reinvested	84,812,521	64,113,780	55,822,599	41,340,682
Cost of shares redeemed	(161,849,748)	(288,813,332)	(97,580,243)	(164,284,230)

Change in net assets resulting from Institutional Class capital transactions	$327,734,355	$865,379,109	$271,759,876	$790,262,641

Select Class
Proceeds from shares issued	$169,917,856	$349,029,213	$120,725,887	$221,639,589
Distributions reinvested	31,613,706	24,319,568	18,406,726	15,631,645
Cost of shares redeemed	(79,912,800)	(142,153,051)	(34,677,569)	(81,701,974)

Change in net assets resulting from Select Class capital transactions	$121,618,762	$231,195,730	$104,455,044	$155,569,260

Total change in net assets resulting from capital transactions	$657,923,824	$1,602,080,349	$526,672,144	$1,306,445,882

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	13,458,945	28,635,058	10,332,105	21,422,719
Reinvested	2,151,780	1,590,660	1,514,407	1,285,835
Redeemed	(7,703,210)	(9,833,666)	(5,623,106)	(7,175,349)

Change in Class A Shares	7,907,515	20,392,052	6,223,406	15,533,205

Class C
Issued	474,359	968,475	409,221	555,561
Reinvested	36,324	27,304	27,006	21,204
Redeemed	(298,871)	(491,584)	(118,150)	(220,410)

Change in Class C Shares	211,812	504,195	318,077	356,355

Class R2
Issued	3,524,214	7,862,488	2,252,641	5,318,694
Reinvested	505,692	296,894	328,733	214,350
Redeemed	(1,320,006)	(1,623,973)	(977,414)	(912,465)

Change in Class R2 Shares	2,709,900	6,535,409	1,603,960	4,620,579

Class R6 (a)
Issued	2,558	—	2,668	—
Reinvested	85	—	91	—

Change in Class R6 Shares	2,643	—	2,759	—

Institutional Class
Issued	20,801,633	59,211,937	16,858,781	51,675,367
Reinvested	4,427,280	3,437,940	3,043,578	2,319,110
Redeemed	(8,307,434)	(15,558,942)	(5,225,200)	(9,208,019)

Change in Institutional Class Shares	16,921,479	47,090,935	14,677,159	44,786,458

Select Class
Issued	8,767,377	19,029,831	6,483,923	12,610,157
Reinvested	1,654,038	1,307,066	1,004,102	878,562
Redeemed	(4,137,744)	(7,799,427)	(1,866,540)	(4,613,515)

Change in Select Class Shares	6,283,671	12,537,470	5,621,485	8,875,204

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$169,349,663	$371,852,282	$108,479,790	$212,412,453
Distributions reinvested	30,649,962	21,019,892	15,250,048	11,760,564
Cost of shares redeemed	(108,484,807)	(136,293,337)	(58,014,817)	(66,213,456)

Change in net assets resulting from Class A capital transactions	$91,514,818	$256,578,837	$65,715,021	$157,959,561

Class C
Proceeds from shares issued	$7,067,376	$14,077,145	$3,475,443	$6,666,898
Distributions reinvested	474,753	365,286	242,466	185,137
Cost of shares redeemed	(4,784,990)	(8,149,024)	(1,512,805)	(2,469,560)

Change in net assets resulting from Class C capital transactions	$2,757,139	$6,293,407	$2,205,104	$4,382,475

Class R2
Proceeds from shares issued	$42,170,447	$96,270,885	$29,233,855	$58,756,023
Distributions reinvested	6,627,711	3,810,368	3,569,309	2,077,885
Cost of shares redeemed	(17,609,618)	(23,067,567)	(13,146,203)	(11,984,014)

Change in net assets resulting from Class R2 capital transactions	$31,188,540	$77,013,686	$19,656,961	$48,849,894

Class R6 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Distributions reinvested	1,768	—	1,686	—

Change in net assets resulting from Class R6 capital transactions	$51,768	$—	$51,686	$—

Institutional Class
Proceeds from shares issued	$273,466,690	$803,400,779	$189,223,950	$572,764,497
Distributions reinvested	63,922,276	45,510,917	33,262,489	22,309,853
Cost of shares redeemed	(96,124,649)	(214,790,448)	(57,328,288)	(92,328,160)

Change in net assets resulting from Institutional Class capital transactions	$241,264,317	$634,121,248	$165,158,151	$502,746,190

Select Class
Proceeds from shares issued	$127,795,533	$266,786,531	$83,543,893	$142,044,563
Distributions reinvested	23,651,670	16,989,106	10,413,248	7,615,924
Cost of shares redeemed	(57,048,392)	(105,794,540)	(20,622,890)	(46,478,961)

Change in net assets resulting from Select Class capital transactions	$94,398,811	$177,981,097	$73,334,251	$103,181,526

Total change in net assets resulting from capital transactions	$461,175,393	$1,151,988,275	$326,121,174	$817,119,646

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	8,543,237	19,768,161	5,789,868	11,938,963
Reinvested	1,567,303	1,105,389	823,974	654,760
Redeemed	(5,505,100)	(7,277,411)	(3,109,969)	(3,727,637)

Change in Class A Shares	4,605,440	13,596,139	3,503,873	8,866,086

Class C
Issued	359,066	758,556	186,159	376,878
Reinvested	24,514	19,427	13,159	10,365
Redeemed	(242,516)	(433,509)	(80,979)	(138,387)

Change in Class C Shares	141,064	344,474	118,339	248,856

Class R2
Issued	2,124,931	5,127,298	1,558,716	3,285,129
Reinvested	340,205	201,038	193,407	115,864
Redeemed	(889,266)	(1,226,581)	(702,956)	(674,719)

Change in Class R2 Shares	1,575,870	4,101,755	1,049,167	2,726,274

Class R6 (a)
Issued	2,486	—	2,633	—
Reinvested	90	—	91	—

Change in Class R6 Shares	2,576	—	2,724	—

Institutional Class
Issued	13,682,843	42,640,429	10,047,774	31,985,614
Reinvested	3,253,041	2,381,995	1,790,099	1,235,929
Redeemed	(4,804,997)	(11,284,588)	(3,032,409)	(5,091,054)

Change in Institutional Class Shares	12,130,887	33,737,836	8,805,464	28,130,489

Select Class
Issued	6,422,173	14,229,227	4,435,351	7,988,225
Reinvested	1,206,103	891,631	560,835	422,787
Redeemed	(2,868,472)	(5,660,964)	(1,095,589)	(2,595,547)

Change in Select Class Shares	4,759,804	9,459,894	3,900,597	5,815,465

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,805,826	$167,008,514	$21,885,296	$29,432,166
Distributions reinvested	11,909,300	9,105,637	1,223,251	410,716
Cost of shares redeemed	(47,070,478)	(51,385,820)	(6,955,385)	(6,154,920)

Change in net assets resulting from Class A capital transactions	$55,644,648	$124,728,331	$16,153,162	$23,687,962

Class C
Proceeds from shares issued	$3,444,580	$7,034,072	$686,343	$831,078
Distributions reinvested	249,626	209,772	13,387	4,023
Cost of shares redeemed	(1,449,314)	(3,422,798)	(177,821)	(226,818)

Change in net assets resulting from Class C capital transactions	$2,244,892	$3,821,046	$521,909	$608,283

Class R2
Proceeds from shares issued	$24,488,438	$49,234,556	$7,463,343	$8,278,185
Distributions reinvested	2,841,888	1,809,563	400,978	109,832
Cost of shares redeemed	(11,583,606)	(12,117,342)	(1,727,748)	(842,709)

Change in net assets resulting from Class R2 capital transactions	$15,746,720	$38,926,777	$6,136,573	$7,545,308

Class R6 (a)
Proceeds from shares issued	$50,000	$—	$50,000	$—
Distributions reinvested	1,674	—	1,319	—

Change in net assets resulting from Class R6 capital transactions	$51,674	$—	$51,319	$—

Institutional Class
Proceeds from shares issued	$154,116,490	$334,994,725	$44,405,106	$87,313,560
Distributions reinvested	23,652,764	17,590,618	3,040,814	851,916
Cost of shares redeemed	(41,783,720)	(64,957,526)	(7,702,835)	(26,833,525)

Change in net assets resulting from Institutional Class capital transactions	$135,985,534	$287,627,817	$39,743,085	$61,331,951

Select Class
Proceeds from shares issued	$72,940,946	$135,140,055	$15,014,433	$19,229,313
Distributions reinvested	10,006,955	7,625,295	765,550	251,635
Cost of shares redeemed	(27,860,288)	(47,565,509)	(2,874,162)	(7,998,071)

Change in net assets resulting from Select Class capital transactions	$55,087,613	$95,199,841	$12,905,821	$11,482,877

Total change in net assets resulting from capital transactions	$264,761,081	$550,303,812	$75,511,869	$104,656,381

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	4,862,325	9,370,584	1,064,957	1,519,960
Reinvested	644,676	507,702	59,967	20,822
Redeemed	(2,527,183)	(2,901,807)	(338,252)	(317,114)

Change in Class A Shares	2,979,818	6,976,479	786,672	1,223,668

Class C
Issued	185,129	397,831	33,550	43,374
Reinvested	13,592	11,780	657	205
Redeemed	(77,544)	(193,134)	(8,609)	(11,674)

Change in Class C Shares	121,177	216,477	25,598	31,905

Class R2
Issued	1,309,385	2,761,345	363,112	425,174
Reinvested	154,285	101,129	19,676	5,572
Redeemed	(620,407)	(680,835)	(84,904)	(43,697)

Change in Class R2 Shares	843,263	2,181,639	297,884	387,049

Class R6 (a)
Issued	2,637	—	2,409	—
Reinvested	90	—	65	—

Change in Class R6 Shares	2,727	—	2,474	—

Institutional Class
Issued	8,181,961	18,699,858	2,154,365	4,448,002
Reinvested	1,274,617	976,253	148,786	42,970
Redeemed	(2,221,474)	(3,606,376)	(373,421)	(1,352,559)

Change in Institutional Class Shares	7,235,104	16,069,735	1,929,730	3,138,413

Select Class
Issued	3,876,920	7,603,516	728,218	992,909
Reinvested	540,121	423,940	37,469	12,752
Redeemed	(1,486,178)	(2,680,719)	(140,287)	(410,266)

Change in Select Class Shares	2,930,863	5,346,737	625,400	595,395

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.72	$0.19	(h)	$(0.07)	$0.12	$(0.31)
Year Ended June 30, 2014	16.41	0.36	(h)	1.38	1.74	(0.43)
Year Ended June 30, 2013	15.79	0.36	(h)	0.66	1.02	(0.40)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)
Year Ended June 30, 2010	12.96	0.46	(h)	1.28	1.74	(0.44)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.66	0.13	(h)	(0.07)	0.06	(0.26)
Year Ended June 30, 2014	16.36	0.26	(h)	1.36	1.62	(0.32)
Year Ended June 30, 2013	15.75	0.25	(h)	0.66	0.91	(0.30)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)
Year Ended June 30, 2010	12.95	0.38	(h)	1.27	1.65	(0.36)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	17.69	0.17	(h)	(0.08)	0.09	(0.29)
Year Ended June 30, 2014	16.39	0.31	(h)	1.38	1.69	(0.39)
Year Ended June 30, 2013	15.77	0.32	(h)	0.67	0.99	(0.37)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)
Year Ended June 30, 2010	12.95	0.40	(h)	1.31	1.71	(0.41)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	17.75	0.11	(h)(k)	(0.03)	0.08	(0.25)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	17.78	0.21	(h)	(0.08)	0.13	(0.33)
Year Ended June 30, 2014	16.46	0.39	(h)	1.40	1.79	(0.47)
Year Ended June 30, 2013	15.83	0.40	(h)	0.67	1.07	(0.44)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)
Year Ended June 30, 2010	12.98	0.49	(h)	1.29	1.78	(0.47)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.75	0.20	(h)	(0.08)	0.12	(0.32)
Year Ended June 30, 2014	16.43	0.37	(h)	1.39	1.76	(0.44)
Year Ended June 30, 2013	15.81	0.38	(h)	0.66	1.04	(0.42)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)
Year Ended June 30, 2010	12.96	0.47	(h)	1.29	1.76	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.53	0.70%	$584,131,937	0.27%		2.18%		0.53%		3%
17.72	10.68	535,792,964	0.27		2.09		0.57		11
16.41	6.48	207,251,354	0.27		2.16		0.57		20
15.79	2.44	121,365,820	0.27		2.75		0.58		10
15.82	14.07	69,177,162	0.27		2.92		0.56		30
14.26	13.42	21,538,282	0.28		3.21		0.57		10

17.46	0.32	20,588,191	0.92		1.49		1.03		3
17.66	9.98	20,874,415	0.92		1.54		1.07		11
16.36	5.80	6,649,282	0.92		1.53		1.07		20
15.75	1.79	4,691,065	0.92		2.08		1.08		10
15.78	13.27	3,487,584	0.92		2.24		1.06		30
14.24	12.78	1,635,104	0.92		2.67		1.07		10

17.49	0.53	94,465,867	0.52		1.93		0.78		3
17.69	10.39	87,275,247	0.52		1.80		0.82		11
16.39	6.26	31,858,647	0.52		1.96		0.82		20
15.77	2.18	15,109,569	0.52		2.57		0.84		10
15.81	13.81	1,250,861	0.52		2.65		0.82		30
14.25	13.19	356,749	0.53		2.80		0.82		10

17.58	0.46	50,232	0.00	(j)	3.94	(k)	0.00	(j)	3

17.58	0.76	829,411,698	0.03		2.39		0.13		3
17.78	10.96	809,213,832	0.02		2.24		0.17		11
16.46	6.79	393,543,989	0.02		2.40		0.17		20
15.83	2.74	260,033,867	0.02		2.96		0.18		10
15.85	14.29	174,000,764	0.02		3.03		0.15		30
14.29	13.75	129,330,515	0.02		3.44		0.17		10

17.55	0.69	304,708,874	0.17		2.26		0.28		3
17.75	10.82	299,870,855	0.17		2.17		0.32		11
16.43	6.57	115,267,735	0.17		2.27		0.32		20
15.81	2.58	75,389,029	0.17		2.81		0.33		10
15.83	14.14	48,015,171	0.17		2.87		0.31		30
14.27	13.62	26,081,457	0.17		3.27		0.32		10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.87	$0.20	(h)	$(0.03)	$0.17	$(0.33)	$(0.06)	$(0.39)
Year Ended June 30, 2014	16.31	0.34	(h)	1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36	(h)	0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(h)	1.48	1.90	(0.41)	—	(0.41)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.76	0.14	(h)	(0.02)	0.12	(0.28)	(0.06)	(0.34)
Year Ended June 30, 2014	16.21	0.22	(h)	1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25	(h)	0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(h)	1.49	1.82	(0.34)	—	(0.34)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	17.82	0.18	(h)	(0.03)	0.15	(0.31)	(0.06)	(0.37)
Year Ended June 30, 2014	16.27	0.30	(h)	1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33	(h)	0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(h)	1.47	1.86	(0.38)	—	(0.38)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	17.92	0.12	(h)(k)	(0.01)	0.11	(0.27)	(0.06)	(0.33)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	17.91	0.22	(h)	(0.02)	0.20	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.35	0.38	(h)	1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40	(h)	0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(h)	1.50	1.94	(0.44)	—	(0.44)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.90	0.21	(h)	(0.03)	0.18	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.33	0.35	(h)	1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38	(h)	0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(h)	1.49	1.91	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.65	0.96%	$601,711,572	0.28%		2.25%		0.55%		2%
17.87	12.49	552,000,974	0.28		1.97		0.56		10
16.31	8.66	345,597,966	0.28		2.23		0.57		21
15.39	1.97	224,499,324	0.28		2.69		0.57		16
15.48	19.47	138,715,314	0.28		2.81		0.58		12
13.30	16.05	43,455,874	0.29		3.06		0.60		17

17.54	0.65	24,809,560	0.93		1.62		1.06		2
17.76	11.81	22,582,903	0.93		1.30		1.06		10
16.21	7.99	17,518,436	0.93		1.58		1.06		21
15.30	1.22	11,606,585	0.93		2.03		1.07		16
15.41	18.69	8,175,672	0.93		2.10		1.08		12
13.25	15.42	3,207,880	0.93		2.47		1.10		17

17.60	0.84	121,363,237	0.53		1.99		0.81		2
17.82	12.21	108,335,745	0.53		1.73		0.81		10
16.27	8.38	56,742,819	0.53		2.06		0.82		21
15.36	1.72	33,178,533	0.53		2.48		0.83		16
15.46	19.21	5,587,838	0.53		2.56		0.83		12
13.29	15.74	532,527	0.55		2.91		0.85		17

17.70	0.59	50,297	0.00	(j)	4.26	(k)	0.00	(j)	2

17.70	1.13	1,157,032,976	0.04		2.48		0.15		2
17.91	12.73	1,079,859,658	0.03		2.21		0.16		10
16.35	8.97	607,263,583	0.03		2.48		0.17		21
15.42	2.21	337,354,170	0.03		2.92		0.17		16
15.51	19.77	213,270,237	0.03		2.93		0.18		12
13.32	16.40	156,672,060	0.03		3.27		0.20		17

17.68	1.01	394,657,650	0.18		2.37		0.30		2
17.90	12.64	364,358,698	0.18		2.05		0.31		10
16.33	8.75	247,864,903	0.18		2.33		0.32		21
15.41	2.06	193,787,532	0.18		2.77		0.32		16
15.50	19.62	139,335,245	0.18		2.80		0.33		12
13.31	16.15	71,936,084	0.18		3.10		0.35		17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.62	$0.22	(h)	$0.06	$0.28	$(0.37)	$(0.22)	$(0.59)
Year Ended June 30, 2014	16.70	0.33	(h)	2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35	(h)	1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(h)	1.58	1.94	(0.38)	—	(0.38)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.56	0.16	(h)	0.05	0.21	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2014	16.65	0.21	(h)	2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25	(h)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(h)	1.57	1.86	(0.30)	—	(0.30)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.58	0.19	(h)	0.06	0.25	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2014	16.67	0.29	(h)	2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32	(h)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(h)	1.58	1.92	(0.35)	—	(0.35)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	18.75	0.14	(h)(k)	0.02	0.16	(0.31)	(0.22)	(0.53)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.69	0.24	(h)	0.06	0.30	(0.39)	(0.22)	(0.61)
Year Ended June 30, 2014	16.76	0.38	(h)	2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40	(h)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(h)	1.59	1.99	(0.41)	—	(0.41)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.68	0.23	(h)	0.05	0.28	(0.38)	(0.22)	(0.60)
Year Ended June 30, 2014	16.75	0.35	(h)	2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36	(h)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(h)	1.59	1.96	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$18.31	1.53%	$1,239,521,558	0.28%		2.33%		0.55%		2%
18.62	14.87	1,106,943,955	0.28		1.86		0.55		9
16.70	11.04	652,936,166	0.28		2.16		0.57		23
15.41	1.48	396,662,789	0.28		2.50		0.58		12
15.54	22.41	212,703,422	0.28		2.54		0.58		12
13.00	16.91	76,190,736	0.29		2.70		0.59		20

18.24	1.17	46,080,242	0.93		1.69		1.06		2
18.56	14.17	41,225,755	0.93		1.20		1.05		9
16.65	10.33	26,331,781	0.93		1.50		1.07		23
15.37	0.84	17,329,335	0.93		1.83		1.08		12
15.50	21.51	12,604,090	0.93		1.90		1.09		12
12.99	16.26	3,886,356	0.93		2.16		1.09		20

18.26	1.36	265,117,831	0.53		2.08		0.81		2
18.58	14.58	229,054,335	0.53		1.63		0.80		9
16.67	10.75	123,433,251	0.53		1.96		0.82		23
15.39	1.22	66,197,474	0.53		2.22		0.84		12
15.53	22.11	10,648,198	0.53		2.32		0.84		12
13.00	16.72	962,341	0.55		2.58		0.84		20

18.38	0.86	50,441	0.00	(j)	4.75	(k)	0.00	(j)	2

18.38	1.64	2,532,278,691	0.04		2.56		0.14		2
18.69	15.14	2,288,844,154	0.03		2.12		0.15		9
16.76	11.33	1,199,064,978	0.03		2.39		0.17		23
15.46	1.72	595,699,881	0.03		2.73		0.18		12
15.59	22.69	365,232,969	0.03		2.72		0.18		12
13.04	17.33	227,784,902	0.03		2.99		0.19		20

18.36	1.52	930,596,745	0.18		2.45		0.30		2
18.68	14.99	837,787,313	0.18		1.95		0.30		9
16.75	11.17	579,236,917	0.18		2.18		0.32		23
15.45	1.63	529,645,002	0.18		2.57		0.33		12
15.57	22.47	423,159,326	0.18		2.64		0.33		12
13.03	17.08	139,647,214	0.18		2.82		0.34		20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.00	$0.20	(h)	$0.13	$0.33	$(0.38)	$(0.21)	$(0.59)
Year Ended June 30, 2014	16.03	0.29	(h)	2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32	(h)	1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(h)	1.54	1.84	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.95	0.15	(h)	0.11	0.26	(0.32)	(0.21)	(0.53)
Year Ended June 30, 2014	16.00	0.18	(h)	2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22	(h)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(h)	1.55	1.76	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	17.95	0.18	(h)	0.12	0.30	(0.36)	(0.21)	(0.57)
Year Ended June 30, 2014	16.00	0.25	(h)	2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29	(h)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(h)	1.56	1.80	(0.27)	—	(0.27)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	18.13	0.14	(h)(k)	0.05	0.19	(0.32)	(0.21)	(0.53)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.05	0.23	(h)	0.12	0.35	(0.40)	(0.21)	(0.61)
Year Ended June 30, 2014	16.07	0.34	(h)	2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35	(h)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(h)	1.52	1.87	(0.33)	—	(0.33)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.04	0.22	(h)	0.11	0.33	(0.39)	(0.21)	(0.60)
Year Ended June 30, 2014	16.06	0.31	(h)	2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34	(h)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(h)	1.54	1.86	(0.31)	—	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$17.74	1.86%	$1,097,628,579	0.29%		2.24%		0.55%	2%
18.00	16.96	949,827,525	0.29		1.69		0.56	7
16.03	13.23	524,850,362	0.29		2.03		0.58	14
14.50	0.30	304,654,425	0.29		2.29		0.59	13
14.81	25.08	166,459,484	0.29		2.27		0.59	13
12.15	17.26	44,106,099	0.30		2.39		0.60	28

17.68	1.50	42,899,847	0.94		1.63		1.06	2
17.95	16.18	36,336,181	0.94		1.05		1.06	7
16.00	12.54	20,270,701	0.94		1.41		1.08	14
14.48	(0.39)	9,094,758	0.94		1.65		1.09	13
14.80	24.25	5,333,896	0.94		1.60		1.09	13
12.15	16.52	1,719,801	0.94		1.71		1.09	28

17.68	1.69	222,367,663	0.54		1.98		0.81	2
17.95	16.61	194,791,393	0.54		1.45		0.81	7
16.00	13.01	90,656,793	0.54		1.86		0.83	14
14.47	0.03	48,206,399	0.54		2.05		0.85	13
14.79	24.75	11,214,211	0.54		2.02		0.84	13
12.14	16.90	3,425,091	0.54		1.88		0.86	28

17.79	1.11	50,545	0.00	(j)	4.89	(k)	0.01	2

17.79	1.97	2,082,912,389	0.04		2.49		0.14	2
18.05	17.25	1,768,679,204	0.04		1.97		0.16	7
16.07	13.54	684,782,838	0.04		2.25		0.18	14
14.53	0.53	261,570,481	0.04		2.55		0.19	13
14.84	25.39	90,629,871	0.04		2.43		0.19	13
12.17	17.49	41,093,300	0.04		2.78		0.19	28

17.77	1.85	701,197,677	0.19		2.38		0.30	2
18.04	17.10	592,406,545	0.19		1.78		0.31	7
16.06	13.39	348,288,801	0.19		2.15		0.33	14
14.52	0.32	235,342,053	0.19		2.36		0.34	13
14.84	25.22	127,173,268	0.19		2.29		0.34	13
12.17	17.43	47,707,002	0.19		2.54		0.34	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.38	$0.21	(h)	$0.16	$0.37	$(0.41)	$(0.27)	$(0.68)
Year Ended June 30, 2014	16.94	0.28	(h)	2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32	(h)	1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(h)	1.66	1.94	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.25	0.15	(h)	0.15	0.30	(0.35)	(0.27)	(0.62)
Year Ended June 30, 2014	16.84	0.16	(h)	2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21	(h)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(h)	1.64	1.85	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.33	0.19	(h)	0.15	0.34	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.90	0.24	(h)	2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28	(h)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(h)	1.60	1.90	(0.27)	—	(0.27)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	19.55	0.16	(h)(k)	0.07	0.23	(0.36)	(0.27)	(0.63)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	19.46	0.24	(h)	0.15	0.39	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2014	17.01	0.33	(h)	2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35	(h)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(h)	1.66	1.98	(0.33)	—	(0.33)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.42	0.23	(h)	0.15	0.38	(0.42)	(0.27)	(0.69)
Year Ended June 30, 2014	16.98	0.30	(h)	2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31	(h)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(h)	1.67	1.96	(0.31)	—	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.07	1.97%	$1,244,553,757	0.29%		2.17%		0.56%	3%
19.38	18.75	1,111,610,185	0.29		1.54		0.56	10
16.94	15.12	626,316,366	0.29		1.93		0.59	21
15.05	(1.07)	357,065,620	0.29		2.14		0.60	15
15.51	27.05	203,411,734	0.29		2.05		0.60	12
12.44	17.85	75,407,042	0.30		2.11		0.61	26

18.93	1.62	42,370,437	0.94		1.51		1.07	3
19.25	17.96	39,005,729	0.94		0.87		1.06	10
16.84	14.30	25,631,541	0.94		1.27		1.09	21
14.98	(1.69)	14,941,472	0.94		1.47		1.10	15
15.44	26.30	10,145,113	0.94		1.39		1.10	12
12.39	17.17	2,856,215	0.94		1.61		1.11	26

19.01	1.81	306,290,776	0.54		1.94		0.82	3
19.33	18.48	259,005,839	0.54		1.32		0.81	10
16.90	14.76	116,048,480	0.54		1.72		0.84	21
15.03	(1.32)	51,533,094	0.54		1.93		0.85	15
15.50	26.84	8,835,558	0.54		1.71		0.86	12
12.43	17.51	879,610	0.55		2.34		0.86	26

19.15	1.22	50,603	0.00	(j)	5.11	(k)	0.01	3

19.15	2.09	2,393,299,780	0.04		2.43		0.15	3
19.46	19.00	2,102,751,164	0.04		1.80		0.16	10
17.01	15.39	1,036,751,950	0.04		2.15		0.19	21
15.11	(0.83)	520,099,078	0.04		2.37		0.20	15
15.57	27.41	323,775,695	0.04		2.24		0.20	12
12.48	18.17	197,110,956	0.04		2.47		0.21	26

19.11	2.02	888,875,865	0.19		2.32		0.31	3
19.42	18.81	781,446,585	0.19		1.64		0.31	10
16.98	15.25	470,179,084	0.19		1.92		0.34	21
15.08	(0.98)	458,655,221	0.19		2.21		0.35	15
15.54	27.21	363,287,639	0.19		2.16		0.35	12
12.46	18.04	107,455,592	0.19		2.27		0.36	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.56	$0.20	(h)	$0.16	$0.36	$(0.40)	$(0.26)	$(0.66)
Year Ended June 30, 2014	16.15	0.25	(h)	2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28	(h)	2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(h)	1.54	1.77	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.46	0.14	(h)	0.16	0.30	(0.35)	(0.26)	(0.61)
Year Ended June 30, 2014	16.08	0.13	(h)	2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18	(h)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(h)	1.51	1.69	(0.18)	—	(0.18)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.52	0.18	(h)	0.15	0.33	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.12	0.21	(h)	2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25	(h)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(h)	1.55	1.74	(0.23)	—	(0.23)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	18.74	0.16	(h)(k)	0.07	0.23	(0.36)	(0.26)	(0.62)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.64	0.23	(h)	0.15	0.38	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.21	0.30	(h)	2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32	(h)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(h)	1.52	1.81	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.63	0.22	(h)	0.15	0.37	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2014	16.21	0.26	(h)	2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30	(h)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(h)	1.54	1.80	(0.27)	—	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (e)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$18.26	1.97%	$827,509,910	0.29%		2.14%		0.56%	3%
18.56	20.12	725,647,849	0.29		1.39		0.57	8
16.15	16.62	380,599,455	0.29		1.81		0.61	13
14.17	(1.71)	204,636,229	0.29		1.98		0.61	14
14.73	28.87	104,259,153	0.29		1.87		0.62	12
11.68	17.28	30,438,063	0.30		1.89		0.62	34

18.15	1.62	27,681,875	0.94		1.54		1.06	3
18.46	19.30	22,282,103	0.94		0.74		1.07	8
16.08	15.85	13,673,242	0.94		1.14		1.11	13
14.12	(2.32)	7,450,619	0.94		1.33		1.11	14
14.68	27.96	4,348,234	0.94		1.22		1.12	12
11.66	16.61	882,071	0.94		1.45		1.12	34

18.21	1.80	186,161,451	0.54		1.90		0.83	3
18.52	19.84	159,581,426	0.54		1.17		0.82	8
16.12	16.32	64,440,577	0.54		1.64		0.86	13
14.15	(1.97)	32,627,384	0.54		1.74		0.87	14
14.72	28.55	4,870,838	0.54		1.64		0.87	12
11.68	17.02	617,460	0.55		1.55		0.88	34

18.35	1.24	50,619	0.00	(j)	5.32	(k)	0.01	3

18.34	2.08	1,590,684,560	0.04		2.41		0.16	3
18.64	20.43	1,342,987,195	0.04		1.69		0.17	8
16.21	16.82	441,806,897	0.04		2.01		0.21	13
14.23	(1.41)	160,986,570	0.04		2.25		0.21	14
14.78	29.13	57,672,721	0.04		2.02		0.22	12
11.72	17.70	23,662,001	0.04		2.36		0.21	34

18.33	2.01	532,703,599	0.19		2.33		0.32	3
18.63	20.21	436,679,753	0.19		1.50		0.32	8
16.21	16.66	235,978,216	0.19		1.94		0.36	13
14.23	(1.55)	157,650,585	0.19		2.05		0.36	14
14.78	28.96	88,391,472	0.19		1.87		0.37	12
11.72	17.53	33,950,117	0.19		2.12		0.36	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.93	$0.21	(h)	$0.17	$0.38	$(0.44)	$(0.31)	$(0.75)
Year Ended June 30, 2014	17.14	0.25	(h)	3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29	(h)	2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(h)	1.64	1.89	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.76	0.14	(h)	0.17	0.31	(0.38)	(0.31)	(0.69)
Year Ended June 30, 2014	17.00	0.13	(h)	3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18	(h)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(h)	1.62	1.80	(0.23)	—	(0.23)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.86	0.19	(h)	0.16	0.35	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2014	17.09	0.21	(h)	3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26	(h)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(h)	1.60	1.85	(0.26)	—	(0.26)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	20.11	0.17	(h)(k)	0.08	0.25	(0.40)	(0.31)	(0.71)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	20.02	0.24	(h)	0.16	0.40	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.21	0.30	(h)	3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33	(h)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(h)	1.64	1.93	(0.32)	—	(0.32)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.98	0.23	(h)	0.16	0.39	(0.45)	(0.31)	(0.76)
Year Ended June 30, 2014	17.18	0.27	(h)	3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28	(h)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(h)	1.65	1.91	(0.31)	—	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.56	1.93%	$868,305,294	0.29%		2.08%		0.59%	3%
19.93	20.71	793,106,767	0.29		1.34		0.59	9
17.14	17.07	448,919,625	0.29		1.77		0.63	22
14.96	(1.77)	245,722,474	0.29		1.94		0.64	14
15.49	28.80	147,557,932	0.29		1.84		0.62	13
12.24	17.71	50,346,674	0.30		1.92		0.65	28

19.38	1.57	29,398,584	0.94		1.45		1.11	3
19.76	19.97	27,191,674	0.94		0.67		1.09	9
17.00	16.22	17,539,682	0.94		1.14		1.13	22
14.86	(2.36)	10,162,186	0.94		1.27		1.14	14
15.39	28.01	6,969,911	0.94		1.20		1.12	13
12.17	16.90	2,312,972	0.94		1.42		1.15	28

19.49	1.81	199,854,520	0.54		1.86		0.85	3
19.86	20.40	172,440,254	0.54		1.12		0.84	9
17.09	16.80	78,247,889	0.54		1.56		0.88	22
14.92	(2.02)	36,941,195	0.54		1.70		0.90	14
15.46	28.51	6,141,245	0.54		1.42		0.88	13
12.22	17.37	688,424	0.55		1.97		0.90	28

19.65	1.25	50,623	0.00	(j)	5.43	(k)	0.01	3

19.65	2.04	1,724,856,956	0.04		2.35		0.17	3
20.02	21.02	1,514,714,606	0.04		1.61		0.19	9
17.21	17.34	721,292,751	0.04		1.99		0.23	22
15.02	(1.53)	381,880,090	0.04		2.17		0.24	14
15.55	29.15	261,763,562	0.04		2.04		0.22	13
12.28	18.03	160,990,713	0.04		2.29		0.24	28

19.61	1.97	635,800,903	0.19		2.26		0.34	3
19.98	20.83	552,836,747	0.19		1.45		0.34	9
17.18	17.20	312,754,826	0.19		1.74		0.38	22
14.99	(1.67)	307,088,155	0.19		2.02		0.39	14
15.52	28.96	232,478,416	0.19		1.97		0.37	13
12.26	17.79	53,196,919	0.19		2.05		0.40	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.83	$0.20	(h)	$0.15	$0.35	$(0.41)	$(0.26)	$(0.67)
Year Ended June 30, 2014	16.29	0.24	(h)	3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27	(h)	2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(h)	1.55	1.79	(0.25)	—	(0.25)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.76	0.14	(h)	0.15	0.29	(0.35)	(0.26)	(0.61)
Year Ended June 30, 2014	16.24	0.12	(h)	3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17	(h)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(h)	1.49	1.71	(0.18)	—	(0.18)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.79	0.18	(h)	0.14	0.32	(0.39)	(0.26)	(0.65)
Year Ended June 30, 2014	16.26	0.20	(h)	3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25	(h)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(h)	1.52	1.75	(0.22)	—	(0.22)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	18.99	0.16	(h)(k)	0.07	0.23	(0.37)	(0.26)	(0.63)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.90	0.23	(h)	0.14	0.37	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.34	0.30	(h)	3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31	(h)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(h)	1.53	1.82	(0.27)	—	(0.27)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.89	0.22	(h)	0.14	0.36	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.34	0.26	(h)	3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30	(h)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(h)	1.55	1.81	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses(e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$18.51	1.90%	$451,218,732	0.29%		2.12%		0.61%	2%
18.83	20.68	393,004,238	0.29		1.34		0.62	8
16.29	17.10	195,534,833	0.29		1.77		0.66	11
14.23	(1.68)	97,150,663	0.29		1.97		0.66	11
14.77	28.68	44,721,790	0.29		1.82		0.68	11
11.81	17.31	10,913,187	0.30		1.89		0.67	42

18.44	1.60	14,343,454	0.94		1.45		1.13	2
18.76	19.91	12,377,129	0.94		0.70		1.12	8
16.24	16.31	6,672,821	0.94		1.11		1.16	11
14.20	(2.29)	3,188,443	0.94		1.30		1.15	11
14.74	27.82	1,782,177	0.94		1.34		1.18	11
11.81	16.57	197,843	0.94		1.81		1.17	42

18.46	1.74	111,132,119	0.54		1.90		0.88	2
18.79	20.41	93,369,236	0.54		1.12		0.87	8
16.26	16.80	36,478,073	0.54		1.59		0.91	11
14.21	(1.94)	18,099,079	0.54		1.71		0.93	11
14.76	28.34	2,197,468	0.54		1.59		0.93	11
11.81	16.94	256,788	0.56		1.90		0.93	42

18.59	1.27	50,622	0.00	(j)	5.42	(k)	0.01	2

18.58	2.02	950,623,411	0.04		2.38		0.19	2
18.90	21.02	800,474,522	0.04		1.64		0.22	8
16.34	17.39	232,443,865	0.04		1.95		0.27	11
14.27	(1.45)	80,127,469	0.04		2.22		0.26	11
14.81	28.96	32,109,107	0.04		2.01		0.28	11
11.84	17.62	11,600,516	0.04		2.38		0.26	42

18.57	1.95	302,013,671	0.19		2.35		0.36	2
18.89	20.79	233,540,430	0.19		1.45		0.37	8
16.34	17.23	106,990,895	0.19		1.89		0.41	11
14.27	(1.53)	64,581,494	0.19		2.03		0.40	11
14.80	28.71	34,397,929	0.19		1.90		0.43	11
11.84	17.46	9,135,086	0.19		2.13		0.42	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.79	$0.20	(h)	$0.15	$0.35	$(0.40)	$(0.26)	$(0.66)
Year Ended June 30, 2014	16.28	0.24	(h)	3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28	(h)	2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(h)	1.57	1.82	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.70	0.14	(h)	0.15	0.29	(0.35)	(0.26)	(0.61)
Year Ended June 30, 2014	16.22	0.12	(h)	3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18	(h)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(h)	1.56	1.73	(0.18)	—	(0.18)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.74	0.18	(h)	0.15	0.33	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.25	0.20	(h)	3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25	(h)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(h)	1.62	1.79	(0.23)	—	(0.23)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	18.96	0.16	(h)(k)	0.07	0.23	(0.37)	(0.26)	(0.63)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	18.87	0.23	(h)	0.15	0.38	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.34	0.29	(h)	3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31	(h)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(h)	1.56	1.85	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.85	0.22	(h)	0.13	0.35	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2014	16.33	0.26	(h)	3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28	(h)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(h)	1.59	1.85	(0.27)	—	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$18.48	1.93%	$358,142,223	0.29%		2.10%		0.66%	3%
18.79	20.67	308,249,235	0.29		1.36		0.66	8
16.28	16.98	153,506,488	0.29		1.80		0.70	15
14.23	(1.70)	69,795,977	0.29		1.96		0.68	11
14.79	29.06	34,342,393	0.29		1.82		0.68	16
11.85	17.56	8,152,363	0.30		1.98		0.74	29

18.38	1.57	14,203,113	0.94		1.46		1.18	3
18.70	19.85	12,185,639	0.94		0.70		1.15	8
16.22	16.27	7,056,864	0.94		1.19		1.19	15
14.18	(2.31)	3,703,376	0.94		1.27		1.18	11
14.74	28.20	1,754,369	0.94		1.16		1.19	16
11.83	16.80	240,978	0.94		1.39		1.24	29

18.43	1.82	91,513,491	0.54		1.87		0.94	3
18.74	20.33	77,289,835	0.54		1.12		0.91	8
16.25	16.67	31,554,095	0.54		1.59		0.94	15
14.21	(1.88)	16,196,277	0.54		1.82		0.95	11
14.77	28.68	2,735,582	0.54		1.47		0.92	16
11.84	17.30	1,008,870	0.54		1.35		1.01	29

18.56	1.24	50,622	0.00	(j)	5.39	(k)	0.01	3

18.56	2.04	688,551,986	0.04		2.38		0.22	3
18.87	20.99	563,630,591	0.04		1.62		0.26	8
16.34	17.25	225,551,927	0.04		1.96		0.30	15
14.28	(1.40)	82,923,018	0.04		2.20		0.28	11
14.83	29.34	37,596,367	0.04		2.00		0.26	16
11.88	17.88	15,656,125	0.04		2.34		0.33	29

18.53	1.92	284,465,160	0.19		2.28		0.41	3
18.85	20.78	234,064,007	0.19		1.44		0.41	8
16.33	17.18	115,467,767	0.19		1.81		0.44	15
14.26	(1.61)	76,266,132	0.19		2.05		0.43	11
14.82	29.08	43,244,532	0.19		1.87		0.42	16
11.88	17.85	12,003,852	0.19		2.13		0.49	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$20.61	$0.23	(h)	$0.15	$0.38	$(0.41)	$(0.16)	$(0.57)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2014 (Unaudited)	20.59	0.17	(h)	0.13	0.30	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	20.59	0.22	(h)	0.14	0.36	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R6
November 3, 2014 (i) through December 31, 2014 (Unaudited)	20.75	0.18	(h)(k)	0.07	0.25	(0.38)	(0.16)	(0.54)

Institutional Class
Six Months Ended December 31, 2014 (Unaudited)	20.64	0.26	(h)	0.15	0.41	(0.43)	(0.16)	(0.59)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	20.64	0.27	(h)	0.12	0.39	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.01%.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$20.42	1.88%	$47,947,046	0.29%		2.24%		0.68%	6%
20.61	21.02	32,181,731	0.29		1.29		0.65	49
17.48	16.94	5,900,363	0.29		1.66		0.72	17
15.24	2.03	400,107	0.29		2.30		2.32	19

20.38	1.49	1,417,746	0.94		1.62		1.27	6
20.59	20.24	904,749	0.94		0.60		1.15	49
17.48	16.19	210,550	0.94		1.15		1.30	17
15.25	1.79	51,943	0.94		0.70		2.57	19

20.40	1.78	15,970,288	0.54		2.08		0.97	6
20.59	20.67	9,989,630	0.54		1.05		0.90	49
17.48	16.72	1,713,490	0.54		1.38		0.97	17
15.24	1.91	73,253	0.54		1.26		2.35	19

20.46	1.24	50,615	0.00	(j)	5.34	(k)	0.02	6

20.46	2.04	111,616,267	0.04		2.52		0.25	6
20.64	21.30	72,803,481	0.04		1.55		0.26	49
17.50	17.29	6,795,403	0.04		1.85		0.32	17
15.24	2.10	71,866	0.04		1.69		1.69	19

20.45	1.93	29,166,491	0.19		2.56		0.41	6
20.64	21.14	16,530,124	0.19		1.35		0.40	49
17.50	17.06	3,596,206	0.19		1.69		0.49	17
15.25	2.10	881,929	0.19		1.46		1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 commenced operations on November 3, 2014.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,834,910,096	$8,465,990	$—	$1,843,376,086

Appreciation in Other Financial Instruments
Futures Contracts	$2,963,308	$—	$—	$2,963,308

Depreciation in Other Financial Instruments
Futures Contracts	$(1,506,690)	$—	$—	$(1,506,690)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,293,231,730	$10,611,241	$—	$2,303,842,971

Appreciation in Other Financial Instruments
Futures Contracts	$3,787,681	$—	$—	$3,787,681

Depreciation in Other Financial Instruments
Futures Contracts	$(2,057,945)	$—	$—	$(2,057,945)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,020,406,241	$25,002,925	$—	$5,045,409,166

Appreciation in Other Financial Instruments
Futures Contracts	$9,361,137	$—	$—	$9,361,137

Depreciation in Other Financial Instruments
Futures Contracts	$(3,875,424)	$—	$—	$(3,875,424)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,128,000,442	$29,378,437	$—	$4,157,378,879

Appreciation in Other Financial Instruments
Futures Contracts	$11,633,549	$—	$—	$11,633,549

Depreciation in Other Financial Instruments
Futures Contracts	$(4,958,546)	$—	$—	$(4,958,546)

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,858,070,707	$51,936,076	$—	$4,910,006,783

Appreciation in Other Financial Instruments
Futures Contracts	$19,817,330	$—	$—	$19,817,330

Depreciation in Other Financial Instruments
Futures Contracts	$(7,551,236)	$—	$—	$(7,551,236)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,134,723,113	$33,743,948	$—	$3,168,467,061

Appreciation in Other Financial Instruments
Futures Contracts	$12,776,433	$—	$—	$12,776,433

Depreciation in Other Financial Instruments
Futures Contracts	$(4,647,519)	$—	$—	$(4,647,519)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,434,823,837	$36,894,316	$—	$3,471,718,153

Appreciation in Other Financial Instruments
Futures Contracts	$13,638,132	$—	$—	$13,638,132

Depreciation in Other Financial Instruments
Futures Contracts	$(5,204,012)	$—	$—	$(5,204,012)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,809,336,365	$19,097,234	$—	$1,828,433,599

Appreciation in Other Financial Instruments
Futures Contracts	$7,259,689	$—	$—	$7,259,689

Depreciation in Other Financial Instruments
Futures Contracts	$(2,629,594)	$—	$—	$(2,629,594)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,426,808,062	$15,401,802	$—	$1,442,209,864

Appreciation in Other Financial Instruments
Futures Contracts	$5,638,469	$—	$—	$5,638,469

Depreciation in Other Financial Instruments
Futures Contracts	$(2,156,554)	$—	$—	$(2,156,554)

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$203,751,759	$2,145,251	$—	$205,897,010

Appreciation in Other Financial Instruments
Futures Contracts	$775,542	$—	$—	$775,542

Depreciation in Other Financial Instruments
Futures Contracts	$(263,667)	$—	$—	$(263,667)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

B. Futures Contracts — The Funds use treasury, index and currency futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

The use of futures contracts exposes the Funds to equity price and interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ (depreciation) on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Funds’ futures contracts activity during the six months ended December 31, 2014:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$62,943,294	$60,986,251
Interest Rate	56,698,030	108,937,348

Short Futures Contracts:
Equity	30,644,649	30,019,907
Interest Rate	72,027,668	141,099,606

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	$75,399,784	$77,025,717
Interest Rate	73,903,338	138,791,405

Short Futures Contracts:
Equity	38,039,642	41,941,405
Interest Rate	99,780,085	185,108,394

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	217,379,474	165,116,719
Interest Rate	213,599,344	356,137,309

Short Futures Contracts:
Equity	81,061,051	93,673,343
Interest Rate	224,527,836	383,069,828

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	260,154,414	243,013,676
Interest Rate	232,716,954	409,012,942

Short Futures Contracts:
Equity	96,349,772	100,761,583
Interest Rate	297,814,664	498,715,020

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	464,362,709	514,933,329
Interest Rate	361,546,765	616,222,349

Short Futures Contracts:
Equity	156,530,537	177,707,157
Interest Rate	535,442,889	901,485,270

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	295,388,607	331,161,077
Interest Rate	228,290,897	401,025,864

Short Futures Contracts:
Equity	97,210,731	105,649,181
Interest Rate	340,421,295	603,847,622

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	328,452,729	360,797,924
Interest Rate	250,397,535	427,195,478

Short Futures Contracts:
Equity	110,356,988	121,329,030
Interest Rate	376,933,425	637,213,080

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	170,790,655	190,193,239
Interest Rate	130,436,676	228,517,159

Short Futures Contracts:
Equity	55,778,082	60,923,449
Interest Rate	197,102,042	345,092,104

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	$131,196,787	$149,226,236
Interest Rate	102,405,982	177,012,967

Short Futures Contracts:
Equity	43,296,786	43,253,207
Interest Rate	150,103,042	260,641,028

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	17,912,471	21,619,286
Interest Rate	12,599,165	24,471,006

Short Futures Contracts:
Equity	5,017,108	5,145,624
Interest Rate	20,484,880	35,554,474

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,172,038
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	791,270

Total		$2,963,308

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(455,208)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,051,482)

Total		$(1,506,690)

JPMorgan SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,792,270
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	995,411

Total		$3,787,681

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(544,959)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,512,986)

Total		$(2,057,945)

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$7,107,742
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,253,395

Total		$9,361,137

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,171,429)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,703,995)

Total		$(3,875,424)

JPMorgan SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Appreciation	$8,243,061
Equity contracts	Payables, Net Assets — Unrealized Appreciation	3,390,448

Total		$11,633,509

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,468,259)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,490,287)

Total		$(4,958,546)

JPMorgan SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$12,441,695
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	7,375,635

Total		$19,817,330

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,275,086)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,276,150)

Total		$(7,551,236)

JPMorgan SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$8,159,888
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,616,545

Total		$12,776,433

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,474,599)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,172,920)

Total		$(4,647,519)

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$8,479,180
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,158,952

Total		$13,638,132

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,607,326)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,596,686)

Total		$(5,204,012)

JPMorgan SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,607,362
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,652,327

Total		$7,259,689

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(841,438)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,788,156)

Total		$(2,629,594)

JPMorgan SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,515,222
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,123,247

Total		$5,638,469

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(665,098)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,491,456)

Total		$(2,156,554)

JPMorgan SmartRetirement 2055 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$488,251
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	287,291

Total		$775,542

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(87,502)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(176,165)

Total		$(263,667)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2014, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,993,128
Equity contracts	2,763,410

Total	$5,756,538

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,432,128
Equity contracts	(301,779)

Total	$1,130,349

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$3,891,121
Equity contracts	3,604,929

Total	$7,496,050

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,503,193
Equity contracts	(566,166)

Total	$937,027

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$8,754,648
Equity contracts	8,676,132

Total	$17,430,780

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$4,558,054
Equity contracts	(1,395,615)

Total	$3,162,439

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$10,459,321
Equity contracts	12,442,724

Total	$22,902,045

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$4,833,624
Equity contracts	(1,069,329)

Total	$3,764,295

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$15,309,563
Equity contracts	21,053,072

Total	$36,362,635

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$7,437,371
Equity contracts	814,601

Total	$8,251,972

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$9,876,813
Equity contracts	13,336,103

Total	$23,212,916

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$4,876,988
Equity contracts	297,155

Total	$5,174,143

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$11,545,961
Equity contracts	15,126,636

Total	$26,672,597

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$4,770,547
Equity contracts	315,006

Total	$5,085,553

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$5,627,758
Equity contracts	8,044,396

Total	$13,672,154

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,781,927
Equity contracts	184,246

Total	$2,966,173

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$4,638,768
Equity contracts	6,159,856

Total	$10,798,624

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,088,797
Equity contracts	278,522

Total	$2,367,319

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$424,480
Equity contracts	752,004

Total	$1,176,484

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$400,413
Equity contracts	111,239

Total	$511,652

The Funds’ derivatives contracts held at December 31, 2014 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the Underlying Funds. Such exchanges

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

and mergers are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$11,478,255	$8,200,000	$10,400,000	$(2,630,322)	$—	475,304	$5,218,839
JPMorgan Core Bond Fund, Class R6 Shares	529,484,560	11,124,557	—	680,306	7,444,250	46,087,347	541,987,206
JPMorgan Corporate Bond Fund, Class R6 Shares	69,693,945	4,662,417	—	144,279	1,518,137	7,400,040	73,926,404
JPMorgan Disciplined Equity Fund, Class R6 Shares	196,299,414	14,563,497	—	13,201,652	1,361,845	8,860,734	209,910,778
JPMorgan Emerging Economies Fund, Class R5 Shares	18,542,090	341,235	—	—	341,234	1,377,698	16,835,473
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	34,961,932	20,357,857	6,500,000	(231,317)	1,357,856	5,598,384	45,234,944
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	21,344,929	4,309,514	—	—	309,514	1,051,520	23,659,205
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,636,712	12,882	—	—	12,881	1,289,616	11,258,352
JPMorgan Floating Rate Income Fund, Class R6 Shares	61,350,023	6,262,589	21,000,000	(506,058)	1,262,590	4,562,228	44,390,476
JPMorgan Growth Advantage Fund, Class R5 Shares	49,456,856	—	32,287,114	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	34,197,308	—	1,910,193	—	3,510,344	51,882,888
JPMorgan High Yield Fund, Class R6 Shares	99,533,662	27,189,994	—	2,413,185	2,976,808	15,673,741	118,963,691
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	86,858,613	6,602,891	—	—	602,891	8,806,276	90,264,324
JPMorgan International Equity Fund, Class R6 Shares	43,278,621	149,080	—	—	149,081	2,638,980	39,663,870
JPMorgan International Opportunities Fund, Class R6 Shares	46,040,237	1,225,921	—	—	1,225,920	2,912,687	41,593,176
JPMorgan International Realty Fund, Class R5 Shares	3,561,995	—	3,558,727	1,011,481	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	37,850,335	6,105,439	—	2,019,910	585,529	1,172,165	44,495,376
JPMorgan Intrepid International Fund, Institutional Class Shares	32,501,337	15,879,933	—	—	679,934	2,316,816	44,297,527
JPMorgan Mid Cap Equity Fund, Class R6 Shares	28,788,544	1,383,617	—	1,297,221	86,396	669,415	30,023,279
JPMorgan Prime Money Market Fund, Institutional Class Shares	154,247,565	150,885,158	119,272,219	—	19,217	185,860,504	185,860,504
JPMorgan Real Return Fund, Institutional Class Shares	21,702,162	23,233,439	—	66,698	366,742	4,403,204	43,459,624
JPMorgan Realty Income Fund, Class R5 Shares	40,203,142	8,210,172	—	1,216,863	693,310	3,713,678	51,842,950
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,234,108	724,314	—	678,224	46,090	154,962	7,438,155
JPMorgan Small Cap Growth Fund, Class R6 Shares	5,292,735	388,364	—	388,364	—	375,380	5,473,041
JPMorgan Small Cap Value Fund, Class R6 Shares	8,238,650	421,035	—	377,080	43,955	296,632	8,296,811
JPMorgan U.S. Equity Fund, Class R6 Shares	25,322,342	2,352,453	—	2,149,755	202,699	1,855,291	27,031,586
JPMorgan Value Advantage Fund, Institutional Class Shares	50,816,982	1,897,162	—	1,226,248	670,914	1,798,125	53,602,105

Total	$1,696,719,746			$25,413,762	$21,957,793		$1,816,610,584

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,800,946	$7,800,000	$8,500,000	$(2,125,755)	$—	495,539	$5,441,013
JPMorgan Core Bond Fund, Class R6 Shares	656,888,906	31,654,294	—	866,418	9,287,876	58,695,477	690,258,807
JPMorgan Corporate Bond Fund, Class R6 Shares	84,421,931	14,112,388	—	179,478	1,932,910	9,809,836	98,000,257
JPMorgan Disciplined Equity Fund, Class R6 Shares	245,991,542	18,250,168	—	16,543,578	1,706,588	11,103,780	263,048,550
JPMorgan Emerging Economies Fund, Class R5 Shares	31,309,310	6,182,355	—	—	682,354	2,754,938	33,665,345
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,428,935	30,180,706	8,000,000	(284,698)	1,680,706	7,198,543	58,164,230
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	37,240,976	7,536,837	—	—	536,836	1,823,809	41,035,702
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	14,117,013	14,391	—	—	14,390	1,440,686	12,577,188
JPMorgan Floating Rate Income Fund, Class R6 Shares	56,567,612	5,672,316	18,500,000	(457,059)	1,172,316	4,283,697	41,680,370
JPMorgan Growth Advantage Fund, Class R5 Shares	77,174,719	—	52,834,735	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	55,815,488	—	2,980,752	—	5,477,700	80,960,410
JPMorgan High Yield Fund, Class R6 Shares	114,209,505	33,964,405	—	2,969,457	3,494,948	18,305,393	138,937,934
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	78,456,486	10,072,920	—	—	572,920	8,332,613	85,409,278
JPMorgan International Equity Fund, Class R6 Shares	69,539,568	239,541	—	—	239,541	4,240,282	63,731,431
JPMorgan International Opportunities Fund, Class R6 Shares	69,230,892	1,843,421	—	—	1,843,421	4,379,820	62,543,828
JPMorgan International Realty Fund, Class R5 Shares	4,562,076	—	4,557,889	1,107,061	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	66,957,882	4,214,225	—	3,267,149	947,077	1,895,944	71,970,027
JPMorgan Intrepid International Fund, Institutional Class Shares	42,590,822	27,487,432	—	—	987,432	3,364,590	64,330,964
JPMorgan Mid Cap Equity Fund, Class R6 Shares	40,784,186	5,639,218	—	2,008,452	130,766	1,036,437	46,484,215
JPMorgan Prime Money Market Fund, Institutional Class Shares	99,623,994	250,396,014	221,814,433	—	14,201	128,205,575	128,205,575
JPMorgan Real Return Fund, Institutional Class Shares	20,564,798	21,707,738	—	62,743	344,995	4,142,110	40,882,622
JPMorgan Realty Income Fund, Class R5 Shares	60,607,530	11,445,936	—	1,813,155	1,032,780	5,533,476	77,247,321
JPMorgan Small Cap Equity Fund, Class R5 Shares	10,333,424	1,034,632	—	968,796	65,836	221,352	10,624,891
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,362,626	907,131	—	907,131	—	876,803	12,783,781
JPMorgan Small Cap Value Fund, Class R6 Shares	8,405,598	4,638,839	—	572,145	66,693	450,082	12,588,785
JPMorgan U.S. Equity Fund, Class R6 Shares	47,241,750	11,507,682	—	4,593,615	414,068	3,964,402	57,761,343
JPMorgan Value Advantage Fund, Institutional Class Shares	70,462,532	10,941,235	—	1,901,095	1,040,141	2,787,695	83,101,199

Total	$2,069,875,559			$37,873,513	$28,208,795		$2,281,435,066

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$4,283,013	$7,000,000	$3,500,000	$(620,175)	$—	516,425	$5,670,349
JPMorgan Core Bond Fund, Class R6 Shares	1,324,910,246	78,340,408	37,000,000	671,572	18,620,942	116,485,163	1,369,865,521
JPMorgan Corporate Bond Fund, Class R6 Shares	175,447,850	14,241,113	—	368,082	3,873,032	18,878,788	188,599,091
JPMorgan Disciplined Equity Fund, Class R6 Shares	450,690,016	166,120,865	—	37,254,933	3,865,931	25,957,702	614,937,949
JPMorgan Emerging Economies Fund, Class R5 Shares	100,063,086	23,751,402	—	—	2,251,401	9,089,811	111,077,493
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	79,712,732	74,992,275	23,000,000	(818,505)	3,502,275	15,149,584	122,408,641
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	126,414,331	14,696,997	—	—	1,696,996	5,765,256	129,718,266
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	23,142	—	—	23,143	2,316,973	20,227,172
JPMorgan Floating Rate Income Fund, Class R6 Shares	22,703,586	775,816	11,500,000	(289,647)	775,816	2,870,334	27,928,348
JPMorgan Growth Advantage Fund, Class R5 Shares	40,012,755	—	141,051,441	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	174,164,778	—	8,863,337	—	16,288,070	240,737,681
JPMorgan High Yield Fund, Class R6 Shares	205,416,316	76,829,505	—	5,719,421	6,610,082	35,257,710	267,606,022
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	208,599,611	10,358,961	—	—	358,961	5,783,348	59,279,320
JPMorgan International Equity Fund, Class R6 Shares	50,910,019	15,722,981	—	—	722,982	13,395,266	201,330,845
JPMorgan International Opportunities Fund, Class R6 Shares	203,392,930	5,284,661	—	—	5,284,662	12,555,929	179,298,664
JPMorgan International Realty Fund, Class R5 Shares	198,468,927	1	13,541,630	3,087,424	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	13,554,068	44,217,303	—	10,917,757	3,299,546	6,605,331	250,738,368
JPMorgan Intrepid International Fund, Institutional Class Shares	204,437,951	104,598,918	—	—	3,098,918	10,559,303	201,893,867
JPMorgan Mid Cap Equity Fund, Class R6 Shares	114,823,979	30,356,808	—	5,967,105	389,703	3,079,252	138,104,471
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	634,378,320	637,823,662	—	10,448	71,663,331	71,663,331
JPMorgan Real Return Fund, Institutional Class Shares	107,465,427	17,673,196	—	42,039	231,157	2,775,339	27,392,593
JPMorgan Realty Income Fund, Class R5 Shares	75,108,673	39,405,451	—	5,283,638	3,021,812	16,124,864	225,103,100
JPMorgan Small Cap Equity Fund, Class R5 Shares	10,619,890	3,363,398	—	3,149,378	214,020	719,574	34,539,553
JPMorgan Small Cap Growth Fund, Class R6 Shares	170,657,113	8,741,286	—	2,741,286	—	2,649,635	38,631,681
JPMorgan Small Cap Value Fund, Class R6 Shares	33,592,048	1,657,687	—	1,484,629	173,058	1,167,894	32,665,981
JPMorgan U.S. Equity Fund, Class R6 Shares	30,955,337	43,332,700	—	17,690,610	1,642,089	15,267,431	222,446,467
JPMorgan Value Advantage Fund, Institutional Class Shares	32,436,992	44,818,685	—	5,376,859	2,941,827	7,884,428	235,034,799

Total	$3,984,676,896			$106,889,743	$62,608,801		$5,016,899,573

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$843,422,210	$41,757,431	$26,500,000	$187,409	$11,691,931	73,207,165	$860,916,261
JPMorgan Corporate Bond Fund, Class R6 Shares	107,094,398	11,655,217	—	230,443	2,424,774	11,819,368	118,075,485
JPMorgan Disciplined Equity Fund, Class R6 Shares	458,047,754	127,698,130	—	36,082,589	3,615,540	24,595,404	582,665,129
JPMorgan Emerging Economies Fund, Class R5 Shares	93,085,830	30,249,436	—	—	2,249,436	9,081,877	110,980,531
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	54,016,558	75,629,262	20,500,000	(729,538)	2,929,262	12,530,258	101,244,487
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	117,867,815	23,189,297	—	—	1,689,297	5,739,101	129,129,766
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	17,070,421	17,401	—	—	17,401	1,742,090	15,208,450
JPMorgan Growth Advantage Fund, Class R5 Shares	200,297,930	—	153,633,504	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	192,538,672	—	8,905,167	—	16,364,943	241,873,864
JPMorgan High Yield Fund, Class R6 Shares	156,972,756	74,319,137	—	4,640,746	5,178,392	28,608,150	217,135,859
JPMorgan International Equity Fund, Class R6 Shares	176,535,270	34,657,598	—	—	657,597	12,962,506	194,826,469
JPMorgan International Opportunities Fund, Class R6 Shares	178,379,026	4,749,726	—	—	4,749,725	11,284,962	161,149,262
JPMorgan International Realty Fund, Class R5 Shares	9,673,814	—	9,664,937	1,897,266	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	182,257,046	51,789,079	—	10,302,580	2,986,498	6,213,568	235,867,032
JPMorgan Intrepid International Fund, Institutional Class Shares	125,111,690	92,403,602	—	—	3,042,959	10,404,895	198,941,590
JPMorgan Mid Cap Equity Fund, Class R6 Shares	113,572,175	18,050,157	—	5,672,374	377,783	2,927,160	131,283,122
JPMorgan Prime Money Market Fund, Institutional Class Shares	52,607,944	577,937,744	557,870,673	—	8,021	72,675,015	72,675,015
JPMorgan Realty Income Fund, Class R5 Shares	154,089,237	35,182,483	—	4,755,408	2,727,076	14,512,784	202,598,465
JPMorgan Small Cap Equity Fund, Class R5 Shares	23,485,721	10,045,289	—	2,851,511	193,778	651,517	31,272,823
JPMorgan Small Cap Growth Fund, Class R6 Shares	29,284,548	10,801,381	—	2,801,381	—	2,707,721	39,478,579
JPMorgan Small Cap Value Fund, Class R6 Shares	24,845,814	6,540,791	—	1,379,937	160,854	1,085,536	30,362,453
JPMorgan U.S. Equity Fund, Class R6 Shares	170,945,499	53,039,942	—	17,347,272	1,592,670	14,971,121	218,129,237
JPMorgan Value Advantage Fund, Institutional Class Shares	178,768,732	52,288,664	—	5,357,454	2,931,210	7,855,973	234,186,563

Total	$3,467,432,188			$101,681,999	$49,224,204		$4,128,000,442

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$704,766,718	$63,568,173	$51,000,000	$(732,674)	$9,665,424	61,156,689	$719,202,662
JPMorgan Corporate Bond Fund, Class R6 Shares	95,970,305	2,194,447	—	190,453	2,003,992	9,768,302	97,585,336
JPMorgan Disciplined Equity Fund, Class R6 Shares	601,925,185	44,656,962	—	40,481,052	4,175,910	27,170,222	643,662,564
JPMorgan Emerging Economies Fund, Class R5 Shares	130,524,496	29,914,410	—	—	2,914,411	11,766,647	143,788,432
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,723,959	119,322,403	44,500,000	(1,578,398)	3,622,404	15,044,383	121,558,617
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	168,709,162	31,809,558	—	—	2,409,557	8,186,060	184,186,354
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	19,041,599	19,410	—	—	19,410	1,943,255	16,964,620
JPMorgan Growth Advantage Fund, Class R5 Shares	272,621,561	11,000,000	207,376,227	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	245,312,957	—	11,936,730	—	21,936,016	324,214,317
JPMorgan High Yield Fund, Class R6 Shares	183,292,140	96,672,757	—	5,620,733	6,152,024	34,649,342	262,988,507
JPMorgan International Equity Fund, Class R6 Shares	252,706,757	30,413,425	—	—	913,426	17,315,950	260,258,729
JPMorgan International Opportunities Fund, Class R6 Shares	256,757,818	6,836,728	—	—	6,836,729	16,243,515	231,957,387
JPMorgan International Realty Fund, Class R5 Shares	13,849,482	—	13,836,773	2,611,233	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	252,420,658	51,464,065	—	13,926,942	4,037,123	8,081,879	306,788,116
JPMorgan Intrepid International Fund, Institutional Class Shares	149,180,864	124,339,225	—	—	3,839,225	13,081,836	250,124,704
JPMorgan Mid Cap Equity Fund, Class R6 Shares	160,138,857	27,604,298	—	8,074,191	530,107	4,166,589	186,871,509
JPMorgan Prime Money Market Fund, Institutional Class Shares	61,729,879	663,508,455	626,989,827	—	9,883	98,248,507	98,248,507
JPMorgan Realty Income Fund, Class R5 Shares	205,140,015	44,763,585	7,000,000	6,533,741	3,544,583	18,674,264	260,692,723
JPMorgan Small Cap Equity Fund, Class R5 Shares	37,848,334	3,789,558	—	3,548,420	241,138	810,748	38,915,893
JPMorgan Small Cap Growth Fund, Class R6 Shares	26,454,520	21,303,340	—	3,303,340	—	3,192,898	46,552,455
JPMorgan Small Cap Value Fund, Class R6 Shares	36,067,157	9,228,777	—	2,004,258	224,519	1,576,663	44,099,265
JPMorgan U.S. Equity Fund, Class R6 Shares	247,333,975	64,249,382	—	23,006,619	2,242,765	20,884,893	304,292,896
JPMorgan Value Advantage Fund, Institutional Class Shares	242,414,347	67,153,073	—	7,208,891	3,944,182	10,570,853	315,117,114

Total	$4,175,617,788			$126,135,531	$57,326,812		$4,858,070,707

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$285,352,773	$40,178,842	$36,000,000	$(705,035)	$3,820,734	24,685,603	$290,302,689
JPMorgan Corporate Bond Fund, Class R6 Shares	35,041,694	6,427,903	—	80,532	847,372	4,130,448	41,263,173
JPMorgan Disciplined Equity Fund, Class R6 Shares	421,804,733	31,293,786	—	28,367,478	2,926,308	19,039,789	451,052,594
JPMorgan Emerging Economies Fund, Class R5 Shares	93,158,342	28,520,768	—	—	2,220,770	8,966,136	109,566,186
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	29,619,152	77,042,962	28,500,000	(1,014,235)	2,142,962	8,935,069	72,195,359
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	114,762,442	21,333,131	—	—	1,633,131	5,548,285	124,836,410
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	10,423,874	10,626	—	—	10,626	1,063,789	9,286,881
JPMorgan Growth Advantage Fund, Class R5 Shares	180,484,625	20,000,000	160,687,064	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	185,812,541	—	8,375,477	—	15,391,536	227,486,895
JPMorgan High Yield Fund, Class R6 Shares	109,096,265	66,549,511	—	3,363,673	3,785,838	21,796,118	165,432,532
JPMorgan International Equity Fund, Class R6 Shares	172,522,955	27,333,418	—	—	633,417	12,257,794	184,234,637
JPMorgan International Opportunities Fund, Class R6 Shares	174,415,537	11,859,397	—	—	4,859,396	11,545,533	164,870,206
JPMorgan International Realty Fund, Class R5 Shares	8,545,128	—	8,537,287	1,814,714	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	172,554,311	51,418,389	—	9,843,669	2,974,719	5,955,062	226,054,171
JPMorgan Intrepid International Fund, Institutional Class Shares	117,354,870	88,283,734	—	—	2,883,734	9,826,079	187,874,635
JPMorgan Mid Cap Equity Fund, Class R6 Shares	101,995,510	18,033,664	—	5,191,745	341,918	2,679,138	120,159,318
JPMorgan Prime Money Market Fund, Institutional Class Shares	52,716,642	442,508,707	440,992,497	—	6,383	54,232,852	54,232,852
JPMorgan Realty Income Fund, Class R5 Shares	143,107,580	34,450,294	8,000,000	4,508,801	2,484,667	13,018,052	181,732,002
JPMorgan Small Cap Equity Fund, Class R5 Shares	26,666,577	7,945,816	—	2,945,641	200,175	673,024	32,305,153
JPMorgan Small Cap Growth Fund, Class R6 Shares	26,306,296	6,797,346	—	2,297,346	—	2,220,538	32,375,442
JPMorgan Small Cap Value Fund, Class R6 Shares	25,123,800	7,082,103	—	1,416,935	165,167	1,114,642	31,176,526
JPMorgan U.S. Equity Fund, Class R6 Shares	165,487,213	50,269,796	—	16,740,115	1,529,682	14,447,130	210,494,689
JPMorgan Value Advantage Fund, Institutional Class Shares	165,854,215	48,458,361	—	4,982,369	2,725,991	7,305,963	217,790,763

Total	$2,632,394,534			$88,209,225	$36,192,990		$3,134,723,113

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$224,641,538	$16,926,781	$39,800,000	$(943,899)	$2,690,582	17,192,963	$202,189,247
JPMorgan Corporate Bond Fund, Class R6 Shares	24,830,215	7,216,838	—	62,214	654,624	3,190,915	31,877,242
JPMorgan Disciplined Equity Fund, Class R6 Shares	472,895,262	35,084,203	—	31,803,450	3,280,753	21,345,957	505,685,730
JPMorgan Emerging Economies Fund, Class R5 Shares	109,201,644	30,648,173	—	—	2,548,172	10,287,997	125,719,320
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,082,998	76,960,783	27,000,000	(960,854)	2,260,783	9,250,280	74,742,267
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	137,230,155	26,773,395	—	—	1,973,395	6,704,274	150,846,167
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,183,629	11,400	—	—	11,400	1,141,325	9,963,765
JPMorgan Growth Advantage Fund, Class R5 Shares	227,608,929	—	167,233,617	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	198,851,687	—	9,618,069	—	17,675,036	261,237,027
JPMorgan High Yield Fund, Class R6 Shares	118,580,132	64,682,545	—	3,680,457	4,002,090	22,688,392	172,204,892
JPMorgan International Equity Fund, Class R6 Shares	213,333,200	14,755,329	—	—	755,329	13,917,252	209,176,300
JPMorgan International Opportunities Fund, Class R6 Shares	209,738,809	5,584,747	—	—	5,584,747	13,268,906	189,479,980
JPMorgan International Realty Fund, Class R5 Shares	10,077,401	—	10,068,154	2,371,096	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	211,330,967	47,781,553	—	11,847,279	3,434,273	6,875,040	260,976,499
JPMorgan Intrepid International Fund, Institutional Class Shares	127,984,647	109,627,668	—	—	3,327,668	11,338,749	216,796,888
JPMorgan Mid Cap Equity Fund, Class R6 Shares	118,689,928	17,779,243	—	5,891,058	388,184	3,040,010	136,344,432
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,670,683	445,023,137	453,218,688	—	6,429	48,475,132	48,475,132
JPMorgan Realty Income Fund, Class R5 Shares	170,064,025	32,677,267	5,000,000	5,124,858	2,904,142	15,177,223	211,874,031
JPMorgan Small Cap Equity Fund, Class R5 Shares	32,619,674	9,903,659	—	3,655,260	248,398	835,159	40,087,624
JPMorgan Small Cap Growth Fund, Class R6 Shares	29,353,339	7,527,113	—	2,527,113	—	2,442,623	35,613,445
JPMorgan Small Cap Value Fund, Class R6 Shares	30,950,506	7,379,877	—	1,683,622	196,254	1,324,432	37,044,366
JPMorgan U.S. Equity Fund, Class R6 Shares	205,364,611	60,835,905	—	19,488,471	1,847,435	17,885,788	260,595,926
JPMorgan Value Advantage Fund, Institutional Class Shares	203,443,551	46,486,162	—	5,808,288	3,177,874	8,517,060	253,893,557

Total	$2,976,875,843			$101,656,482	$39,292,532		$3,434,823,837

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$111,224,857	$8,547,595	$12,400,000	$(194,890)	$1,421,283	9,152,549	$107,633,976
JPMorgan Corporate Bond Fund, Class R6 Shares	15,629,338	357,379	—	31,016	326,362	1,590,826	15,892,355
JPMorgan Disciplined Equity Fund, Class R6 Shares	239,202,751	26,809,323	—	16,620,389	1,688,933	11,155,334	264,269,869
JPMorgan Emerging Economies Fund, Class R5 Shares	55,150,659	17,016,301	—	—	1,316,301	5,314,437	64,942,424
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,027,577	40,256,576	13,500,000	(480,427)	1,156,577	4,768,812	38,532,002
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	69,387,283	17,948,352	—	—	1,048,352	3,561,597	80,135,942
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,419,656	5,524	—	—	5,525	553,093	4,828,502
JPMorgan Growth Advantage Fund, Class R5 Shares	106,359,207	11,500,000	97,040,473	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	116,727,284	—	4,936,811	—	9,406,779	139,032,190
JPMorgan High Yield Fund, Class R6 Shares	59,674,408	39,612,988	—	1,934,549	2,078,439	12,322,300	93,526,259
JPMorgan International Equity Fund, Class R6 Shares	102,065,788	19,886,316	—	—	386,316	7,484,154	112,486,841
JPMorgan International Opportunities Fund, Class R6 Shares	102,324,159	8,893,887	—	—	2,893,887	6,875,641	98,184,160
JPMorgan International Realty Fund, Class R5 Shares	6,529,589	—	6,523,597	1,125,037	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	101,970,129	34,182,158	—	6,227,065	1,805,094	3,613,599	137,172,225
JPMorgan Intrepid International Fund, Institutional Class Shares	74,675,483	53,090,181	—	—	1,790,182	6,099,893	116,629,950
JPMorgan Mid Cap Equity Fund, Class R6 Shares	58,541,461	10,692,853	—	2,995,894	196,958	1,545,995	69,337,867
JPMorgan Prime Money Market Fund, Institutional Class Shares	26,563,887	279,015,752	278,622,674	—	3,545	26,956,965	26,956,965
JPMorgan Realty Income Fund, Class R5 Shares	84,298,746	23,551,636	3,000,000	2,724,858	1,516,329	8,042,555	112,274,071
JPMorgan Small Cap Equity Fund, Class R5 Shares	16,173,420	4,381,285	—	1,761,575	119,710	402,487	19,319,372
JPMorgan Small Cap Growth Fund, Class R6 Shares	16,109,706	3,877,863	—	1,377,863	—	1,331,797	19,417,593
JPMorgan Small Cap Value Fund, Class R6 Shares	17,124,640	6,655,503	—	1,040,805	114,698	818,756	22,900,604
JPMorgan U.S. Equity Fund, Class R6 Shares	102,138,778	35,420,440	—	10,644,756	975,684	9,186,686	133,850,012
JPMorgan Value Advantage Fund, Institutional Class Shares	110,418,451	19,172,399	—	3,020,047	1,652,351	4,428,487	132,013,186

Total	$1,496,009,973			$53,765,348	$20,496,526		$1,809,336,365

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$87,627,980	$11,651,631	$17,300,000	$(316,794)	$1,053,471	6,990,304	$82,205,977
JPMorgan Corporate Bond Fund, Class R6 Shares	11,982,182	273,984	—	23,779	250,204	1,219,602	12,183,824
JPMorgan Disciplined Equity Fund, Class R6 Shares	191,734,426	17,224,819	—	12,894,644	1,330,175	8,779,988	207,997,926
JPMorgan Emerging Economies Fund, Class R5 Shares	44,229,823	11,715,505	—	—	1,015,505	4,100,003	50,102,041
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,881,770	33,818,527	12,000,000	(427,046)	918,528	3,849,382	31,103,004
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	51,988,981	17,435,857	—	—	835,856	2,839,678	63,892,757
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,298,754	4,382	—	—	4,382	438,701	3,829,864
JPMorgan Growth Advantage Fund, Class R5 Shares	83,032,184	6,500,000	71,741,097	—	—	0	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	91,290,059	—	4,048,961	—	7,440,738	109,974,107
JPMorgan High Yield Fund, Class R6 Shares	45,736,248	31,611,506	—	1,472,378	1,639,127	9,606,841	72,915,925
JPMorgan International Equity Fund, Class R6 Shares	81,061,121	15,505,942	—	—	305,943	5,922,412	89,013,853
JPMorgan International Opportunities Fund, Class R6 Shares	79,809,801	10,941,231	—	—	2,241,231	5,634,262	80,457,254
JPMorgan International Realty Fund, Class R5 Shares	4,271,868	—	4,267,948	844,831	—	0	—
JPMorgan Intrepid America Fund, Class R5 Shares	79,644,548	26,854,426	—	4,739,795	1,414,631	2,831,936	107,500,308
JPMorgan Intrepid International Fund, Institutional Class Shares	53,579,442	46,501,577	—	—	1,401,577	4,775,754	91,312,424
JPMorgan Mid Cap Equity Fund, Class R6 Shares	44,207,425	10,726,370	—	2,370,759	155,610	1,223,402	54,869,560
JPMorgan Prime Money Market Fund, Institutional Class Shares	20,260,716	224,000,163	217,615,595	—	2,901	26,645,284	26,645,284
JPMorgan Realty Income Fund, Class R5 Shares	65,589,314	20,325,332	3,000,000	2,120,769	1,200,088	6,363,116	88,829,103
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,051,643	4,424,313	—	1,333,681	90,632	304,721	14,626,622
JPMorgan Small Cap Growth Fund, Class R6 Shares	13,813,262	3,717,503	—	1,217,503	—	1,176,798	17,157,710
JPMorgan Small Cap Value Fund, Class R6 Shares	14,577,121	744,962	—	667,190	77,772	524,849	14,680,029
JPMorgan U.S. Equity Fund, Class R6 Shares	79,125,168	27,855,569	—	8,294,014	761,554	7,157,938	104,291,150
JPMorgan Value Advantage Fund, Institutional Class Shares	77,155,628	24,653,286	—	2,361,335	1,291,951	3,462,574	103,219,340

Total	$1,156,659,405			$41,645,799	$15,991,138		$1,426,808,062

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,785,913	$8,574,249	$1,300,000	$15,372	$135,713	1,027,764	$12,086,501
JPMorgan Corporate Bond Fund, Class R6 Shares	461,609	1,182,291	—	3,193	29,098	163,747	1,635,832
JPMorgan Disciplined Equity Fund, Class R6 Shares	24,353,634	9,192,742	3,600,000	1,924,473	175,142	1,254,074	29,709,016
JPMorgan Emerging Economies Fund, Class R5 Shares	4,746,086	2,996,704	—	—	141,703	572,114	6,991,232
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,226,402	4,433,044	1,500,000	(52,800)	113,044	475,588	3,842,747
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,927,914	3,721,571	—	—	116,570	396,028	8,910,628
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	441,090	400,879	—	—	879	87,982	768,084
JPMorgan Growth Advantage Fund, Class R5 Shares	9,596,810	1,795,000	10,464,690	—	—	0	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	14,083,264	—	543,576	—	1,026,548	15,172,378
JPMorgan High Yield Fund, Class R6 Shares	5,008,720	5,719,782	—	208,950	210,831	1,334,364	10,127,826
JPMorgan International Equity Fund, Class R6 Shares	7,930,485	5,724,530	—	—	39,530	847,611	12,739,592
JPMorgan International Opportunities Fund, Class R6 Shares	7,785,202	4,846,054	—	—	306,055	796,410	11,372,728
JPMorgan International Realty Fund, Class R5 Shares	502,055	1	501,595	47,911	—	0	—
JPMorgan Intrepid America Fund, Class R5 Shares	9,669,814	6,137,271	—	672,366	194,905	417,730	15,857,036
JPMorgan Intrepid International Fund, Institutional Class Shares	9,517,720	5,136,799	1,050,000	(13,667)	191,798	653,537	12,495,622
JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,759,382	3,005,414	—	334,140	21,275	172,429	7,733,427
JPMorgan Prime Money Market Fund, Institutional Class Shares	546,490	42,517,608	36,818,776	—	114	6,245,322	6,245,322
JPMorgan Realty Income Fund, Class R5 Shares	7,272,848	4,383,243	300,000	290,974	159,377	866,316	12,093,772
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,728,870	611,151	1,000,000	231,106	13,436	45,174	2,168,361
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,545,335	382,437	—	132,436	—	128,009	1,866,365
JPMorgan Small Cap Value Fund, Class R6 Shares	1,371,730	808,545	—	97,739	10,805	76,887	2,150,538
JPMorgan U.S. Equity Fund, Class R6 Shares	9,192,629	6,365,184	—	1,143,001	102,183	1,037,362	15,114,361
JPMorgan Value Advantage Fund, Institutional Class Shares	9,549,912	4,884,877	—	326,255	183,623	492,130	14,670,391

Total	$128,920,650			$5,905,025	$2,146,081		$203,751,759

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$3,715	$117
JPMorgan SmartRetirement 2015 Fund	5,199	5
JPMorgan SmartRetirement 2020 Fund	24,241	3,257
JPMorgan SmartRetirement 2025 Fund	23,142	14
JPMorgan SmartRetirement 2030 Fund	24,724	133
JPMorgan SmartRetirement 2035 Fund	21,971	88
JPMorgan SmartRetirement 2040 Fund	21,479	109
JPMorgan SmartRetirement 2045 Fund	14,527	107
JPMorgan SmartRetirement 2050 Fund	13,739	49
JPMorgan SmartRetirement 2055 Fund	2,052	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.00%	0.04%	0.17%
JPMorgan SmartRetirement 2015 Fund	0.28	0.93	0.53	0.00	0.05	0.18
JPMorgan SmartRetirement 2020 Fund	0.28	0.93	0.53	0.00	0.05	0.18
JPMorgan SmartRetirement 2025 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2030 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2035 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2040 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2045 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2050 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2055 Fund	0.29	0.94	0.54	0.00	0.05	0.19

Prior to November 1, 2014, the contractual expense limitations for the Institutional Class Shares for SmartRetirement Income Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040, SmartRetirement 2045 Fund, SmartRetirement 2050 and SmartRetirement 2055 Fund was 0.02%, 0.03%, 0.03%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04% and 0.04%, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2014 and are in place until at least October 31, 2015.

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$1,318,536	$182,573
JPMorgan SmartRetirement 2015 Fund	1,655,559	170,424
JPMorgan SmartRetirement 2020 Fund	3,481,658	344,884
JPMorgan SmartRetirement 2025 Fund	2,859,853	101,562
JPMorgan SmartRetirement 2030 Fund	3,475,557	287,337
JPMorgan SmartRetirement 2035 Fund	2,226,947	251,974
JPMorgan SmartRetirement 2040 Fund	2,496,548	570,557
JPMorgan SmartRetirement 2045 Fund	1,294,275	435,303
JPMorgan SmartRetirement 2050 Fund	1,051,510	597,344
JPMorgan SmartRetirement 2055 Fund	127,931	94,238

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Income Fund	$167,508,554	$41,458,727
JPMorgan SmartRetirement 2015 Fund	270,028,559	39,557,890
JPMorgan SmartRetirement 2020 Fund	859,416,896	88,541,630
JPMorgan SmartRetirement 2025 Fund	792,969,190	56,664,937
JPMorgan SmartRetirement 2030 Fund	888,240,307	116,336,774
JPMorgan SmartRetirement 2035 Fund	668,415,323	81,037,287
JPMorgan SmartRetirement 2040 Fund	650,260,707	81,868,154
JPMorgan SmartRetirement 2045 Fund	401,545,369	35,423,597
JPMorgan SmartRetirement 2050 Fund	342,035,681	36,567,948
JPMorgan SmartRetirement 2055 Fund	83,920,342	9,251,595

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,701,913,452	$152,525,407	$11,062,773	$141,462,634
JPMorgan SmartRetirement 2015 Fund	2,121,771,042	198,030,254	15,958,325	182,071,929
JPMorgan SmartRetirement 2020 Fund	4,603,181,731	469,476,387	27,248,952	442,227,435
JPMorgan SmartRetirement 2025 Fund	3,858,265,727	324,379,556	25,266,404	299,113,152
JPMorgan SmartRetirement 2030 Fund	4,403,619,523	531,644,981	25,257,721	506,387,260
JPMorgan SmartRetirement 2035 Fund	2,919,577,742	271,468,532	22,579,213	248,889,319
JPMorgan SmartRetirement 2040 Fund	3,073,308,615	416,580,321	18,170,783	398,409,538
JPMorgan SmartRetirement 2045 Fund	1,703,307,648	141,022,993	15,897,042	125,125,951
JPMorgan SmartRetirement 2050 Fund	1,332,098,725	122,124,008	12,012,869	110,111,139
JPMorgan SmartRetirement 2055 Fund	202,100,601	7,103,234	3,306,825	3,796,409

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017		Total
JPMorgan SmartRetirement Income Fund	$8,722,394	*	$8,722,394	*

*	Amount includes capital loss carryforwards from business combinations of approximately $7,696,000, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds each have a shareholder or shareholders, which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of the Funds’ outstanding shares.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Commodities Strategy Fund	19%
JPMorgan Core Bond Fund	19
JPMorgan Corporate Bond Fund	81
JPMorgan Disciplined Equity Fund	69
JPMorgan Emerging Economies Fund	63
JPMorgan Emerging Markets Debt Fund	60
JPMorgan Emerging Markets Equity Fund	39
JPMorgan Emerging Markets Local Currency Debt Fund	36
JPMorgan Growth Advantage Fund	41
JPMorgan High Yield Fund	15
JPMorgan Inflation Managed Bond Fund	14
JPMorgan International Equity Fund	58
JPMorgan International Opportunities Fund	75
JPMorgan Intrepid America Fund	48
JPMorgan Intrepid International Fund	85
JPMorgan Mid Cap Equity Fund	30
JPMorgan Real Return Fund	72
JPMorgan Realty Income Fund	72
JPMorgan Small Cap Growth Fund	21
JPMorgan Small Cap Value Fund	14
JPMorgan U.S. Equity Fund	12
JPMorgan Value Advantage Fund	17

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

8. Business Combinations

On February 12, 2014, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2010 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 20, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class R2, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $466,554,556 and identified cost of approximately $395,749,667 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 20, 2014, the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,948,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2010 Fund				$70,804,889
Class A	11,912,430	$204,558,357	$17.17
Class C	667,226	11,403,115	17.09
Class R2	1,892,567	32,432,978	17.14
Institutional Class	8,277,955	142,465,906	17.21
Select Class	6,361,587	109,312,078	17.18

Acquiring Fund
JPMorgan SmartRetirement Income Fund				111,303,198
Class A	18,444,444	326,977,499	17.73
Class C	537,585	9,494,913	17.66
Class R2	3,380,200	59,806,222	17.69
Institutional Class	36,175,254	643,239,263	17.78
Select Class	10,691,798	189,828,350	17.75

Post Reorganization
JPMorgan SmartRetirement Income Fund				182,108,087
Class A	29,983,328	531,535,856	17.73
Class C	1,183,206	20,898,028	17.66
Class R2	5,213,283	92,239,200	17.69
Institutional Class	44,187,430	785,705,169	17.78
Select Class	16,848,613	299,140,428	17.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows:

Net investment income (loss)	$30,207,098
Net realized/unrealized gains (losses)	120,948,091

Change in net assets resulting from operations	$151,155,189

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since June 20, 2014.

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,007.00	$1.37	0.27%
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class C
Actual	1,000.00	1,003.20	4.65	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,005.30	2.63	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class R6
Actual	1,000.00	1,004.60	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,007.60	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,006.90	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,009.60	1.42	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,006.50	4.70	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,008.40	$2.68	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R6
Actual	1,000.00	1,005.90	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,011.30	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,010.10	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,015.30	1.42	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,011.70	4.72	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,013.60	2.69	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R6
Actual	1,000.00	1,016.40	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,016.40	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,015.20	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,018.60	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,015.00	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,016.90	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,011.10	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,019.70	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,018.50	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,019.70	$1.48	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,016.20	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,018.10	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,012.20	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.90	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,020.20	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,019.70	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,016.20	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,018.00	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,012.40	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.80	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,020.10	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,019.30	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,015.70	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,018.10	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,000.00	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.40	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,019.70	$0.97	0.19%
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,019.00	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,016.00	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,017.40	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,012.70	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.20	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,019.50	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,019.30	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,015.70	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,018.20	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,012.40	—	—
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.40	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,019.20	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,018.80	1.48	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,014.90	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,017.80	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2055 Fund (continued)
Class R6
Actual	$1,000.00	$1,012.40	$—	—%
Hypothetical	1,000.00	1,025.21	—	—
Institutional Class
Actual	1,000.00	1,020.40	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,019.30	0.97	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees’ considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory

Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to

128	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Adviser’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the first, second, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the third, third and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the second, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the second, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the second, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the second, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the third, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the third, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the third, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

130	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

The Trustees noted that the SmartRetirement 2055 Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT FUNDS	131

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
SmartRetirement Income Fund	$2,441,150	$213,138
SmartRetirement 2010 Fund*	1,161,121	104,305
SmartRetirement 2015 Fund	5,140,384	474,492
SmartRetirement 2020 Fund	14,440,028	1,345,915
SmartRetirement 2025 Fund	12,141,602	1,144,413
SmartRetirement 2030 Fund	17,775,270	1,674,254
SmartRetirement 2035 Fund	11,100,379	1,041,245
SmartRetirement 2040 Fund	14,478,401	1,357,835
SmartRetirement 2045 Fund	6,354,703	591,668
SmartRetirement 2050 Fund	5,207,981	484,513
SmartRetirement 2055 Fund	431,640	38,411

*	JPMorgan SmartRetirement 2010 Fund merged into JPMorgan SmartRetirement Income Fund on June 20, 2014.

132	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-SR-1214

Semi-Annual Report

JPMorgan SmartRetirement Blend Funds

December 31, 2014 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt — also known as junk bonds – widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

CEO’S LETTER

January 11, 2015 (Unaudited) (continued)

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of December 31, 2014
JPMorgan SmartRetirement® Blend Income Fund	0.25%	0.93%	S&P Target Date Retirement Income Index	$40,084,958

JPMorgan SmartRetirement® Blend 2015 Fund	0.53%	0.76%	S&P Target Date 2015 Index	$56,449,708

JPMorgan SmartRetirement® Blend 2020 Fund	0.99%	0.65%	S&P Target Date 2020 Index	$128,117,020

JPMorgan SmartRetirement® Blend 2025 Fund	1.03%	0.32%	S&P Target Date 2025 Index	$101,149,354

JPMorgan SmartRetirement® Blend 2030 Fund	0.97%	0.19%	S&P Target Date 2030 Index	$117,963,428

JPMorgan SmartRetirement® Blend 2035 Fund	0.91%	0.09%	S&P Target Date 2035 Index	$73,810,668

JPMorgan SmartRetirement® Blend 2040 Fund	0.82%	-0.02%	S&P Target Date 2040 Index	$71,230,729

JPMorgan SmartRetirement® Blend 2045 Fund	0.82%	-0.12%	S&P Target Date 2045 Index	$35,864,236

JPMorgan SmartRetirement® Blend 2050 Fund	0.81%	-0.17%	S&P Target Date 2050 Index	$24,359,601

JPMorgan SmartRetirement® Blend 2055 Fund	0.89%	-0.26%	S&P Target Date 2055+ Index	$7,531,832

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.9%
U.S. Equity	25.8
Money Market	10.9
International Equity	8.7
Alternative Assets	2.7

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	49.7%
U.S. Equity	29.2
International Equity	10.8
Money Market	6.9
Alternative Assets	3.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	42.0%
U.S. Equity	37.7
International Equity	14.8
Alternative Assets	4.2
Money Market	1.3

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	44.3%
Fixed Income	32.5
International Equity	17.9
Alternative Assets	4.6
Money Market	0.7

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	49.7%
Fixed Income	23.7
International Equity	20.7
Alternative Assets	5.2
Money Market	0.7

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	53.7%
International Equity	23.3
Fixed Income	16.5
Alternative Assets	5.6
Money Market	0.9

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	56.1%
International Equity	24.7
Fixed Income	12.4
Alternative Assets	5.9
Money Market	0.9

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	56.1%
International Equity	24.6
Fixed Income	12.4
Alternative Assets	5.9
Money Market	1.0

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	56.1%
International Equity	24.7
Fixed Income	12.5
Alternative Assets	5.9
Money Market	0.8

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	56.1%
International Equity	24.8
Fixed Income	12.5
Alternative Assets	5.9
Money Market	0.7

*	The percentages indicated are based on total investments as of December 31, 2014. Each Fund’s portfolio composition is subject to change.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend Funds

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indices rebounded to closing highs in the final months of 2014. The Standard & Poor’s 500 Index broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time.

Bond markets were mixed over the six month reporting period. U.S. Treasury securities benefitted from falling oil prices, a slowdown in economic growth outside the U.S. and geopolitical risks, which drove investors to investments that provided both a safe haven and good liquidity. A sharp decline in government bond yields in the U.K., European Union and Japan also made U.S. Treasury securities more attractive.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Eight of the 10 JPMorgan SmartRetirement Blend Funds (the “Funds”) (Class R6 Shares) outperformed their respective S&P Target Date benchmarks for the six months ended December 31, 2014: JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund.

The JPMorgan SmartRetirement Blend Income Fund (Class R6 Shares) and the JPMorgan SmartRetirement Blend 2015 Fund (Class R6 Shares) underperformed their respective S&P Target Date benchmark indices for the six months ended December 31, 2014.

Relative to their respective S&P Target Date indices, the Funds’ strategic asset allocation contributed to performance for all 10 Funds. During the reporting period, the Funds’ portfolio managers implemented curve flattening positions and moved to underweight positions in short term interest rates and overweight positions in long term rates relative to their respective indices. These allocations contributed to relative performance, particularly in the fourth quarter of 2014. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. Curve flattening indicates a narrowing of the spread between yields of securities with different maturities.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets.

The Funds’ underlying funds selection and tactical asset allocation detracted from performance relative to the respective benchmarks. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets. The Funds’ holdings in the JPMorgan Core Bond Fund also detracted from relative performance.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believe have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.05%	4.40%	6.14%
With Sales Charge**		(4.44)	(0.27)	4.20
CLASS C SHARES	July 2, 2012
Without CDSC		(0.24)	3.74	5.50
With CDSC***		(1.24)	2.74	5.50
CLASS R2 SHARES	July 2, 2012	(0.01)	4.15	5.88
CLASS R5 SHARES	July 2, 2012	0.29	4.76	6.52
CLASS R6 SHARES	July 2, 2012	0.25	4.74	6.56
SELECT CLASS SHARES	July 2, 2012	0.20	4.57	6.32

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.27%	4.85%	7.66%
With Sales Charge**		(4.21)	0.11	5.69
CLASS C SHARES	July 2, 2012
Without CDSC		0.04	4.25	7.04
With CDSC***		(0.96)	3.25	7.04
CLASS R2 SHARES	July 2, 2012	0.15	4.60	7.40
CLASS R5 SHARES	July 2, 2012	0.45	5.22	8.04
CLASS R6 SHARES	July 2, 2012	0.53	5.32	8.11
SELECT CLASS SHARES	July 2, 2012	0.37	5.04	7.84

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.79%	5.93%	9.68%
With Sales Charge**		(3.75)	1.14	7.67
CLASS C SHARES	July 2, 2012
Without CDSC		0.43	5.26	9.02
With CDSC***		(0.57)	4.26	9.02
CLASS R2 SHARES	July 2, 2012	0.61	5.61	9.39
CLASS R5 SHARES	July 2, 2012	0.97	6.29	10.07
CLASS R6 SHARES	July 2, 2012	0.99	6.34	10.11
SELECT CLASS SHARES	July 2, 2012	0.82	6.04	9.84

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.83%	6.30%	11.05%
With Sales Charge**		(3.73)	1.50	9.01
CLASS C SHARES	July 2, 2012
Without CDSC		0.53	5.63	10.38
With CDSC***		(0.47)	4.63	10.38
CLASS R2 SHARES	July 2, 2012	0.71	6.04	10.78
CLASS R5 SHARES	July 2, 2012	1.01	6.72	11.46
CLASS R6 SHARES	July 2, 2012	1.03	6.71	11.48
SELECT CLASS SHARES	July 2, 2012	0.92	6.47	11.23

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.77%	6.42%	12.22%
With Sales Charge**		(3.76)	1.64	10.17
CLASS C SHARES	July 2, 2012
Without CDSC		0.47	5.81	11.55
With CDSC***		(0.53)	4.81	11.55
CLASS R2 SHARES	July 2, 2012	0.64	6.23	11.95
CLASS R5 SHARES	July 2, 2012	0.94	6.85	12.62
CLASS R6 SHARES	July 2, 2012	0.97	6.89	12.66
SELECT CLASS SHARES	July 2, 2012	0.85	6.59	12.39

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.66%	6.48%	13.15%
With Sales Charge**		(3.86)	1.68	11.08
CLASS C SHARES	July 2, 2012
Without CDSC		0.36	5.86	12.48
With CDSC***		(0.64)	4.86	12.48
CLASS R2 SHARES	July 2, 2012	0.53	6.22	12.88
CLASS R5 SHARES	July 2, 2012	0.83	6.89	13.57
CLASS R6 SHARES	July 2, 2012	0.91	6.94	13.62
SELECT CLASS SHARES	July 2, 2012	0.74	6.70	13.33

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.67%	6.59%	13.66%
With Sales Charge**		(3.85)	1.78	11.58
CLASS C SHARES	July 2, 2012
Without CDSC		0.37	5.97	12.98
With CDSC***		(0.63)	4.97	12.98
CLASS R2 SHARES	July 2, 2012	0.49	6.33	13.37
CLASS R5 SHARES	July 2, 2012	0.84	6.95	14.06
CLASS R6 SHARES	July 2, 2012	0.82	7.00	14.08
SELECT CLASS SHARES	July 2, 2012	0.75	6.75	13.83

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.62%	6.56%	13.58%
With Sales Charge**		(3.92)	1.79	11.49
CLASS C SHARES	July 2, 2012
Without CDSC		0.32	5.89	12.90
With CDSC***		(0.68)	4.89	12.90
CLASS R2 SHARES	July 2, 2012	0.49	6.30	13.30
CLASS R5 SHARES	July 2, 2012	0.79	6.92	13.97
CLASS R6 SHARES	July 2, 2012	0.82	6.97	14.04
SELECT CLASS SHARES	July 2, 2012	0.70	6.73	13.75

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.61%	6.61%	13.62%
With Sales Charge**		(3.92)	1.84	11.54
CLASS C SHARES	July 2, 2012
Without CDSC		0.26	5.89	12.92
With CDSC***		(0.74)	4.89	12.92
CLASS R2 SHARES	July 2, 2012	0.49	6.30	13.32
CLASS R5 SHARES	July 2, 2012	0.79	6.92	13.99
CLASS R6 SHARES	July 2, 2012	0.81	6.97	14.06
SELECT CLASS SHARES	July 2, 2012	0.70	6.73	13.78

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries,

Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.64%	6.69%	13.42%
With Sales Charge**		(3.88)	1.88	11.34
CLASS C SHARES	July 2, 2012
Without CDSC		0.34	6.08	12.74
With CDSC***		(0.66)	5.08	12.74
CLASS R2 SHARES	July 2, 2012	0.57	6.49	13.14
CLASS R5 SHARES	July 2, 2012	0.82	7.05	13.81
CLASS R6 SHARES	July 2, 2012	0.89	7.15	13.88
SELECT CLASS SHARES	July 2, 2012	0.77	6.85	13.59

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation

Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 52.9%
	Fixed Income — 19.0%
8,110	iShares Barclays TIPS Bond ETF	908,401
61,044	iShares Core U.S. Aggregate Bond ETF	6,722,165

	Total Fixed Income	7,630,566

	International Equity — 8.0%
37,235	iShares MSCI EAFE ETF	2,265,378
18,018	iShares MSCI Emerging Markets ETF	707,927
5,293	SPDR S&P Global Natural Resources ETF	232,892

	Total International Equity	3,206,197

	U.S. Equity — 25.9%
5,611	iShares Russell 2000 ETF	671,468
5,547	iShares Russell Mid-Cap ETF	926,571
46,608	Vanguard S&P 500 ETF	8,783,278

	Total U.S. Equity	10,381,317

	Total Exchange Traded Funds (Cost $19,881,559)	21,218,080

Investment Companies — 47.4% (b)
	Alternative Assets — 2.7%
9,619	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	105,611
71,403	JPMorgan Realty Income Fund, Class R5 Shares	996,781

	Total Alternative Assets	1,102,392

	Fixed Income — 33.1%
493,193	JPMorgan Core Bond Fund, Class R6 Shares	5,799,953
73,146	JPMorgan Corporate Bond Fund, Class R6 Shares	730,727
112,554	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	909,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
28,976	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	252,959
94,528	JPMorgan Floating Rate Income Fund, Class R6 Shares	919,759
345,423	JPMorgan High Yield Fund, Class R6 Shares	2,621,760
196,643	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,015,596

	Total Fixed Income	13,250,190

	International Equity — 0.7%
11,198	JPMorgan Emerging Economies Fund, Class R5 Shares	136,841
5,902	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	132,786

	Total International Equity	269,627

	Money Market — 10.9%
4,380,215	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	4,380,215

	Total Investment Companies (Cost $19,141,873)	19,002,424

	Total Investments — 100.3% (Cost $39,023,432)	40,220,504
	Liabilities in Excess of Other Assets — (0.3)%	(135,546)

	NET ASSETS — 100.0%	$40,084,958

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 58.0%
	Fixed Income — 19.0%
10,166	iShares Barclays TIPS Bond ETF	1,138,694
87,050	iShares Core U.S. Aggregate Bond ETF	9,585,946

	Total Fixed Income	10,724,640

	International Equity — 9.7%
66,997	iShares MSCI EAFE ETF	4,076,097
32,030	iShares MSCI Emerging Markets ETF	1,258,459
3,986	SPDR S&P Global Natural Resources ETF	175,384

	Total International Equity	5,509,940

	U.S. Equity — 29.3%
9,379	iShares Russell 2000 ETF	1,122,385
9,349	iShares Russell Mid-Cap ETF	1,561,657
73,472	Vanguard S&P 500 ETF	13,845,798

	Total U.S. Equity	16,529,840

	Total Exchange Traded Funds (Cost $30,302,119)	32,764,420

Investment Companies — 42.0% (b)
	Alternative Assets — 3.4%
11,733	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	128,830
127,440	JPMorgan Realty Income Fund, Class R5 Shares	1,779,066

	Total Alternative Assets	1,907,896

	Fixed Income — 30.7%
677,396	JPMorgan Core Bond Fund, Class R6 Shares (m)	7,966,181
113,267	JPMorgan Corporate Bond Fund, Class R6 Shares	1,131,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
165,933	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,340,735
37,468	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	327,092
109,020	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,060,769
452,506	JPMorgan High Yield Fund, Class R6 Shares	3,434,523
203,039	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,081,152

	Total Fixed Income	17,341,993

	International Equity — 1.0%
21,726	JPMorgan Emerging Economies Fund, Class R5 Shares	265,493
13,700	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	308,249

	Total International Equity	573,742

	Money Market — 6.9%
3,878,755	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	3,878,755

	Total Investment Companies (Cost $23,864,036)	23,702,386

	Total Investments — 100.0% (Cost $54,166,155)	56,466,806
	Liabilities in Excess of Other Assets — 0.0% (g)	(17,098)

	NET ASSETS — 100.0%	$56,449,708

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 67.8%
	Fixed Income — 16.9%
7,404	iShares Barclays TIPS Bond ETF	829,322
188,600	iShares Core U.S. Aggregate Bond ETF	20,768,632

	Total Fixed Income	21,597,954

	International Equity — 13.0%
217,055	iShares MSCI EAFE ETF	13,205,626
87,483	iShares MSCI Emerging Markets ETF	3,437,207
601	SPDR S&P Global Natural Resources ETF	26,444

	Total International Equity	16,669,277

	U.S. Equity — 37.9%
27,419	iShares Russell 2000 ETF	3,281,232
29,534	iShares Russell Mid-Cap ETF	4,933,360
214,394	Vanguard S&P 500 ETF	40,402,549

	Total U.S. Equity	48,617,141

	Total Exchange Traded Funds (Cost $81,043,391)	86,884,372

Investment Companies — 33.0% (b)
	Alternative Assets — 4.2%
11,517	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	126,458
378,534	JPMorgan Realty Income Fund, Class R5 Shares	5,284,339

	Total Alternative Assets	5,410,797

	Fixed Income — 25.5%
1,515,573	JPMorgan Core Bond Fund, Class R6 Shares (m)	17,823,135
254,943	JPMorgan Corporate Bond Fund, Class R6 Shares	2,546,876
319,779	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,583,816

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
77,496	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	676,542
64,722	JPMorgan Floating Rate Income Fund, Class R6 Shares	629,740
910,662	JPMorgan High Yield Fund, Class R6 Shares	6,911,924
144,119	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,477,223

	Total Fixed Income	32,649,256

	International Equity — 2.0%
88,969	JPMorgan Emerging Economies Fund, Class R5 Shares	1,087,198
62,614	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,408,817

	Total International Equity	2,496,015

	Money Market — 1.3%
1,669,872	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	1,669,872

	Total Investment Companies (Cost $42,334,439)	42,225,940

	Total Investments — 100.8% (Cost $123,377,830)	129,110,312
	Liabilities in Excess of Other Assets — (0.8)%	(993,292)

	NET ASSETS — 100.0%	$128,117,020

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 72.9%
	Fixed Income — 13.0%
119,248	iShares Core U.S. Aggregate Bond ETF	13,131,590

	International Equity — 15.5%
205,120	iShares MSCI EAFE ETF	12,479,500
80,065	iShares MSCI Emerging Markets ETF	3,145,754

	Total International Equity	15,625,254

	U.S. Equity — 44.4%
27,412	iShares Russell 2000 ETF	3,280,394
26,935	iShares Russell Mid-Cap ETF	4,499,222
197,115	Vanguard S&P 500 ETF	37,146,323

	Total U.S. Equity	44,925,939

	Total Exchange Traded Funds (Cost $68,544,544)	73,682,783

Investment Companies — 27.5% (b)
	Alternative Assets — 4.7%
337,520	JPMorgan Realty Income Fund, Class R5 Shares	4,711,776

	Fixed Income — 19.6%
946,071	JPMorgan Core Bond Fund, Class R6 Shares (m)	11,125,791
146,265	JPMorgan Corporate Bond Fund, Class R6 Shares	1,461,192
241,370	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,950,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
41,883	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	365,636
646,544	JPMorgan High Yield Fund, Class R6 Shares	4,907,268

	Total Fixed Income	19,810,155

	International Equity — 2.5%
100,889	JPMorgan Emerging Economies Fund, Class R5 Shares	1,232,868
59,767	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,344,751

	Total International Equity	2,577,619

	Money Market — 0.7%
740,784	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	740,784

	Total Investment Companies (Cost $27,915,813)	27,840,334

	Total Investments — 100.4% (Cost $96,460,357)	101,523,117
	Liabilities in Excess of Other Assets — (0.4)%	(373,763)

	NET ASSETS — 100.0%	$101,149,354

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 76.4%
	Fixed Income — 8.9%
95,725	iShares Core U.S. Aggregate Bond ETF	10,541,237

	International Equity — 17.7%
273,718	iShares MSCI EAFE ETF	16,653,003
108,720	iShares MSCI Emerging Markets ETF	4,271,609

	Total International Equity	20,924,612

	U.S. Equity — 49.8%
34,860	iShares Russell 2000 ETF	4,171,696
36,849	iShares Russell Mid-Cap ETF	6,155,257
256,710	Vanguard S&P 500 ETF	48,377,000

	Total U.S. Equity	58,703,953

	Total Exchange Traded Funds (Cost $83,920,011)	90,169,802

Investment Companies — 23.6% (b)
	Alternative Assets — 5.1%
435,599	JPMorgan Realty Income Fund, Class R5 Shares	6,080,960

	Fixed Income — 14.8%
720,286	JPMorgan Core Bond Fund, Class R6 Shares (m)	8,470,560
116,087	JPMorgan Corporate Bond Fund, Class R6 Shares	1,159,706
266,425	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,152,717

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
47,223	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	412,260
692,561	JPMorgan High Yield Fund, Class R6 Shares (m)	5,256,536

	Total Fixed Income	17,451,779

	International Equity — 3.0%
130,380	JPMorgan Emerging Economies Fund, Class R5 Shares	1,593,249
85,037	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,913,341

	Total International Equity	3,506,590

	Money Market — 0.7%
805,258	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	805,258

	Total Investment Companies (Cost $27,800,709)	27,844,587

	Total Investments — 100.0% (Cost $111,720,720)	118,014,389
	Liabilities in Excess of Other Assets — 0.0% (g)	(50,961)

	NET ASSETS — 100.0%	$117,963,428

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 79.2%
	Fixed Income — 5.6%
37,550	iShares Core U.S. Aggregate Bond ETF	4,135,006

	International Equity — 20.0%
193,081	iShares MSCI EAFE ETF	11,747,048
76,240	iShares MSCI Emerging Markets ETF	2,995,470

	Total International Equity	14,742,518

	U.S. Equity — 53.6%
22,196	iShares Russell 2000 ETF	2,656,195
25,716	iShares Russell Mid-Cap ETF	4,295,601
173,088	Vanguard S&P 500 ETF	32,618,433

	Total U.S. Equity	39,570,229

	Total Exchange Traded Funds (Cost $54,691,463)	58,447,753

Investment Companies — 20.6% (b)
	Alternative Assets — 5.6%
294,986	JPMorgan Realty Income Fund, Class R5 Shares (m)	4,118,000

	Fixed Income — 10.9%
264,937	JPMorgan Core Bond Fund, Class R6 Shares (m)	3,115,662
49,566	JPMorgan Corporate Bond Fund, Class R6 Shares	495,168
143,635	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,160,572

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
24,245	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	211,655
403,247	JPMorgan High Yield Fund, Class R6 Shares (m)	3,060,647

	Total Fixed Income	8,043,704

	International Equity — 3.2%
90,497	JPMorgan Emerging Economies Fund, Class R5 Shares	1,105,869
57,139	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,285,634

	Total International Equity	2,391,503

	Money Market — 0.9%
663,460	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	663,460

	Total Investment Companies (Cost $15,155,511)	15,216,667

	Total Investments — 99.8% (Cost $69,846,974)	73,664,420
	Other Assets in Excess of Liabilities — 0.2%	146,248

	NET ASSETS — 100.0%	$73,810,668

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 80.6%
	Fixed Income — 3.4%
21,868	iShares Core U.S. Aggregate Bond ETF	2,408,104

	International Equity — 21.1%
198,118	iShares MSCI EAFE ETF	12,053,499
75,031	iShares MSCI Emerging Markets ETF	2,947,968

	Total International Equity	15,001,467

	U.S. Equity — 56.1%
23,182	iShares Russell 2000 ETF	2,774,190
25,545	iShares Russell Mid-Cap ETF	4,267,037
174,785	Vanguard S&P 500 ETF	32,938,233

	Total U.S. Equity	39,979,460

	Total Exchange Traded Funds (Cost $53,309,657)	57,389,031

Investment Companies — 19.3% (b)
	Alternative Assets — 5.9%
301,252	JPMorgan Realty Income Fund, Class R5 Shares (m)	4,205,473

	Fixed Income — 8.9%
170,099	JPMorgan Core Bond Fund, Class R6 Shares (m)	2,000,365
29,380	JPMorgan Corporate Bond Fund, Class R6 Shares	293,511
129,838	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,049,091

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
23,317	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	203,560
376,466	JPMorgan High Yield Fund, Class R6 Shares (m)	2,857,377

	Total Fixed Income	6,403,904

	International Equity — 3.6%
96,828	JPMorgan Emerging Economies Fund, Class R5 Shares	1,183,233
61,270	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,378,583

	Total International Equity	2,561,816

	Money Market — 0.9%
612,919	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	612,919

	Total Investment Companies (Cost $13,704,868)	13,784,112

	Total Investments — 99.9% (Cost $67,014,525)	71,173,143
	Other Assets in Excess of Liabilities — 0.1%	57,586

	NET ASSETS — 100.0%	$71,230,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 79.9%
	Fixed Income — 3.2%
10,268	iShares Core U.S. Aggregate Bond ETF	1,130,712

	International Equity — 20.9%
99,207	iShares MSCI EAFE ETF	6,035,754
37,441	iShares MSCI Emerging Markets ETF	1,471,057

	Total International Equity	7,506,811

	U.S. Equity — 55.8%
11,703	iShares Russell 2000 ETF	1,400,498
12,760	iShares Russell Mid-Cap ETF	2,131,430
87,478	Vanguard S&P 500 ETF	16,485,229

	Total U.S. Equity	20,017,157

	Total Exchange Traded Funds (Cost $26,884,214)	28,654,680

Investment Companies — 19.6% (b)
	Alternative Assets — 5.9%
150,636	JPMorgan Realty Income Fund, Class R5 Shares (m)	2,102,882

	Fixed Income — 9.1%
91,001	JPMorgan Core Bond Fund, Class R6 Shares (m)	1,070,173
19,055	JPMorgan Corporate Bond Fund, Class R6 Shares	190,355
65,157	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	526,471

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
10,473	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	91,426
184,798	JPMorgan High Yield Fund, Class R6 Shares (m)	1,402,620

	Total Fixed Income	3,281,045

	International Equity — 3.6%
47,087	JPMorgan Emerging Economies Fund, Class R5 Shares	575,408
31,705	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	713,351

	Total International Equity	1,288,759

	Money Market — 1.0%
364,347	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	364,347

	Total Investment Companies (Cost $7,016,691)	7,037,033

	Total Investments — 99.5% (Cost $33,900,905)	35,691,713
	Other Assets in Excess of Liabilities — 0.5%	172,523

	NET ASSETS — 100.0%	$35,864,236

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 79.5%
	Fixed Income — 3.1%
6,954	iShares Core U.S. Aggregate Bond ETF	765,774

	International Equity — 20.8%
67,388	iShares MSCI EAFE ETF	4,099,886
24,365	iShares MSCI Emerging Markets ETF	957,301

	Total International Equity	5,057,187

	U.S. Equity — 55.6%
7,841	iShares Russell 2000 ETF	938,332
8,601	iShares Russell Mid-Cap ETF	1,436,711
59,266	Vanguard S&P 500 ETF	11,168,678

	Total U.S. Equity	13,543,721

	Total Exchange Traded Funds (Cost $17,937,136)	19,366,682

Investment Companies — 19.7% (b)
	Alternative Assets — 5.9%
102,165	JPMorgan Realty Income Fund, Class R5 Shares (m)	1,426,228

	Fixed Income — 9.2%
62,436	JPMorgan Core Bond Fund, Class R6 Shares (m)	734,253
10,307	JPMorgan Corporate Bond Fund, Class R6 Shares	102,963
46,411	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	374,999

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
7,310	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	63,816
128,398	JPMorgan High Yield Fund, Class R6 Shares (m)	974,540

	Total Fixed Income	2,250,571

	International Equity — 3.8%
32,799	JPMorgan Emerging Economies Fund, Class R5 Shares	400,810
22,946	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	516,292

	Total International Equity	917,102

	Money Market — 0.8%
200,920	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	200,920

	Total Investment Companies (Cost $4,775,094)	4,794,821

	Total Investments — 99.2% (Cost $22,712,230)	24,161,503
	Other Assets in Excess of Liabilities — 0.8%	198,098

	NET ASSETS — 100.0%	$24,359,601

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 79.8%
	Fixed Income — 3.1%
2,097	iShares Core U.S. Aggregate Bond ETF	230,922

	International Equity — 20.9%
20,962	iShares MSCI EAFE ETF	1,275,328
7,703	iShares MSCI Emerging Markets ETF	302,651

	Total International Equity	1,577,979

	U.S. Equity — 55.8%
2,557	iShares Russell 2000 ETF	305,996
2,593	iShares Russell Mid-Cap ETF	433,135
18,383	Vanguard S&P 500 ETF	3,464,276

	Total U.S. Equity	4,203,407

	Total Exchange Traded Funds (Cost $5,526,821)	6,012,308

Investment Companies — 19.6% (b)
	Alternative Assets — 5.9%
31,634	JPMorgan Realty Income Fund, Class R5 Shares (m)	441,608

	Fixed Income — 9.4%
19,931	JPMorgan Core Bond Fund, Class R6 Shares (m)	234,389
3,011	JPMorgan Corporate Bond Fund, Class R6 Shares	30,076
13,283	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	107,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
3,805	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	33,222
40,061	JPMorgan High Yield Fund, Class R6 Shares (m)	304,060

	Total Fixed Income	709,072

	International Equity — 3.7%
10,296	JPMorgan Emerging Economies Fund, Class R5 Shares	125,815
6,679	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	150,284

	Total International Equity	276,099

	Money Market — 0.6%
48,901	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	48,901

	Total Investment Companies (Cost $1,469,091)	1,475,680

	Total Investments — 99.4% (Cost $6,995,912)	7,487,988
	Other Assets in Excess of Liabilities — 0.6%	43,844

	NET ASSETS — 100.0%	$7,531,832

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$21,218,080	$32,764,420	$86,884,372
Investments in affiliates, at value	19,002,424	23,702,386	42,225,940

Total investment securities, at value	40,220,504	56,466,806	129,110,312
Receivables:
Fund shares sold	5,049	23,555	140,943
Dividends from non-affiliates	2,400	1,808	273
Dividends from affiliates	126	113	38
Due from Adviser	9,046	5,923	2,033
Other assets	1,824	—	—

Total Assets	40,238,949	56,498,205	129,253,599

LIABILITIES:
Payables:
Due to custodian	512	1,484	8,231
Investment securities purchased	—	—	1,068,114
Fund shares redeemed	125,168	5,765	—
Accrued liabilities:
Administration fees	—	280	5,517
Distribution fees	73	76	79
Shareholder servicing fees	743	1,502	2,222
Custodian and accounting fees	10,155	10,383	10,593
Trustees’ and Chief Compliance Officer’s fees	39	79	165
Audit fees	3,653	4,142	4,151
Registration Fee	—	7,378	5,800
Printing & Postage fees	3,029	6,951	10,098
Transfer agent fees	9,416	9,142	20,045
Other	1,203	1,315	1,564

Total Liabilities	153,991	48,497	1,136,579

Net Assets	$40,084,958	$56,449,708	$128,117,020

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$39,002,015	$54,407,375	$122,498,019
Accumulated undistributed (distributions in excess of) net investment income	(18,023)	(27,158)	(63,478)
Accumulated net realized gains (losses)	(96,106)	(231,160)	(50,003)
Net unrealized appreciation (depreciation)	1,197,072	2,300,651	5,732,482

Total Net Assets	$40,084,958	$56,449,708	$128,117,020

Net Assets:
Class A	$58,037	$60,145	$62,971
Class C	57,172	59,248	62,037
Class R2	57,674	59,767	62,580
Class R5	21,796,914	24,939,655	52,889,810
Class R6	14,566,154	23,935,491	64,038,628
Select Class	3,549,007	7,395,402	11,000,994

Total	$40,084,958	$56,449,708	$128,117,020

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,515	3,526	3,515
Class C	3,464	3,475	3,464
Class R2	3,494	3,506	3,494
Class R5	1,320,335	1,462,552	2,952,192
Class R6	882,011	1,403,187	3,574,131
Select Class	214,995	433,867	614,270

Net Asset Value (a):
Class A — Redemption price per share	$16.51	$17.05	$17.92
Class C — Offering price per share (b)	16.50	17.05	17.91
Class R2 — Offering and redemption price per share	16.51	17.05	17.91
Class R5 — Offering and redemption price per share	16.51	17.05	17.92
Class R6 — Offering and redemption price per share	16.51	17.06	17.92
Select Class — Offering and redemption price per share	16.51	17.05	17.91
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.29	$17.85	$18.76

Cost of investments in non-affiliates	$19,881,559	$30,302,119	$81,043,391
Cost of investments in affiliates	19,141,873	23,864,036	42,334,439

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$73,682,783	$90,169,802	$58,447,753
Investments in affiliates, at value	27,840,334	27,844,587	15,216,667

Total investment securities, at value	101,523,117	118,014,389	73,664,420
Receivables:
Fund shares sold	86,152	150,486	550,817
Dividends from affiliates	29	36	21
Due from Adviser	2,845	1,442	4,611

Total Assets	101,612,143	118,166,353	74,219,869

LIABILITIES:
Payables:
Due to custodian	3,366	6,191	3,752
Distributions	4,466	—	—
Investment securities purchased	398,979	—	359,119
Fund shares redeemed	—	134,511	814
Accrued liabilities:
Administration fees	3,503	5,149	1,343
Distribution fees	82	84	86
Shareholder servicing fees	1,804	2,754	1,614
Custodian and accounting fees	10,882	10,850	11,205
Trustees’ and Chief Compliance Officer’s fees	—	145	—
Transfer agent fees	18,593	24,601	15,370
Other	21,114	18,640	15,898

Total Liabilities	462,789	202,925	409,201

Net Assets	$101,149,354	$117,963,428	$73,810,668

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$96,150,158	$111,717,669	$70,056,965
Accumulated undistributed (distributions in excess of) net investment income	(49,578)	(57,235)	(34,034)
Accumulated net realized gains (losses)	(13,986)	9,325	(29,709)
Net unrealized appreciation (depreciation)	5,062,760	6,293,669	3,817,446

Total Net Assets	$101,149,354	$117,963,428	$73,810,668

Net Assets:
Class A	$64,972	$66,710	$68,091
Class C	64,006	65,717	67,078
Class R2	64,567	66,293	67,666
Class R5	46,803,776	63,752,109	29,890,919
Class R6	43,323,876	39,381,132	33,915,880
Select Class	10,828,157	14,631,467	9,801,034

Total	$101,149,354	$117,963,428	$73,810,668

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,514	3,505	3,499
Class C	3,463	3,454	3,448
Class R2	3,492	3,484	3,478
Class R5	2,530,680	3,350,633	1,535,502
Class R6	2,342,571	2,069,022	1,742,240
Select Class	585,707	769,158	503,733

Net Asset Value (a):
Class A — Redemption price per share	$18.49	$19.03	$19.46
Class C — Offering price per share (b)	18.48	19.02	19.45
Class R2 — Offering and redemption price per share	18.49	19.03	19.46
Class R5 — Offering and redemption price per share	18.49	19.03	19.47
Class R6 — Offering and redemption price per share	18.49	19.03	19.47
Select Class — Offering and redemption price per share	18.49	19.02	19.46
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.36	$19.93	$20.38

Cost of investments in non-affiliates	$68,544,544	$83,920,011	$54,691,463
Cost of investments in affiliates	27,915,813	27,800,709	15,155,511

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$57,389,031	$28,654,680	$19,366,682	$6,012,308
Investments in affiliates, at value	13,784,112	7,037,033	4,794,821	1,475,680

Total investment securities, at value	71,173,143	35,691,713	24,161,503	7,487,988
Receivables:
Fund shares sold	459,002	450,901	365,181	101,743
Dividends from affiliates	21	11	6	2
Due from Adviser	5,244	8,448	8,923	15,900

Total Assets	71,637,410	36,151,073	24,535,613	7,605,633

LIABILITIES:
Payables:
Due to custodian	4,720	4,545	1,252	38
Distributions	—	—	—	14
Investment securities purchased	349,235	249,457	139,695	34,975
Fund shares redeemed	10,588	124	1,647	20
Accrued liabilities:
Administration fees	1,001	—	—	—
Shareholder servicing fees	2,395	717	1,020	313
Distribution fees	87	87	87	86
Custodian and accounting fees	10,534	11,349	10,953	11,132
Trustees’ and Chief Compliance Officer’s fees	81	43	30	—
Audit fees	3,833	4,386	4,810	4,933
Registration Fee	4,327	4,434	8,400	16,341
Transfer agent fees	14,984	9,097	5,825	5,071
Other	4,896	2,598	2,293	878

Total Liabilities	406,681	286,837	176,012	73,801

Net Assets	$71,230,729	$35,864,236	$24,359,601	$7,531,832

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$67,065,856	$34,087,256	$22,918,048	$7,044,665
Accumulated undistributed (distributions in excess of) net investment income	(33,069)	(17,060)	(11,989)	(3,728)
Accumulated net realized gains (losses)	39,324	3,232	4,269	(1,181)
Net unrealized appreciation (depreciation)	4,158,618	1,790,808	1,449,273	492,076

Total Net Assets	$71,230,729	$35,864,236	$24,359,601	$7,531,832

Net Assets:
Class A	$68,841	$68,731	$68,774	$68,485
Class C	67,816	67,707	67,749	67,465
Class R2	68,411	68,301	68,343	68,057
Class R5	30,360,285	18,388,915	12,442,363	4,884,043
Class R6	28,040,675	12,157,858	6,077,326	949,316
Select Class	12,624,701	5,112,724	5,635,046	1,494,466

Total	$71,230,729	$35,864,236	$24,359,601	$7,531,832

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,495	3,505	3,506	3,554
Class C	3,445	3,454	3,456	3,503
Class R2	3,474	3,483	3,485	3,532
Class R5	1,541,426	937,686	634,424	253,448
Class R6	1,423,816	619,587	309,744	49,247
Select Class	641,302	260,736	287,401	77,558

Net Asset Value (a):
Class A — Redemption price per share	$19.70	$19.61	$19.61	$19.27
Class C — Offering price per share (b)	19.69	19.60	19.60	19.26
Class R2 — Offering and redemption price per share	19.69	19.61	19.61	19.27
Class R5 — Offering and redemption price per share	19.70	19.61	19.61	19.27
Class R6 — Offering and redemption price per share	19.69	19.62	19.62	19.28
Select Class — Offering and redemption price per share	19.69	19.61	19.61	19.27
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.63	$20.53	$20.53	$20.18

Cost of investments in non-affiliates	$53,309,657	$26,884,214	$17,937,136	$5,526,821
Cost of investments in affiliates	13,704,868	7,016,691	4,775,094	1,469,091

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$218,434	$329,070	$808,008
Dividend income from affiliates	237,257	316,277	607,610

Total investment income	455,691	645,347	1,415,618

EXPENSES:
Investment advisory fees	56,565	76,012	161,523
Administration fees	15,555	20,901	44,414
Distribution fees:
Class A	73	75	79
Class C	216	223	233
Class R2	145	150	156
Shareholder servicing fees:
Class A	73	75	79
Class C	71	75	78
Class R2	73	75	78
Class R5	5,507	5,782	12,308
Select Class	3,307	6,026	10,380
Custodian and accounting fees	11,972	12,292	12,547
Professional fees	15,977	16,527	16,800
Trustees’ and Chief Compliance Officer’s fees	211	282	598
Printing and mailing costs	4,255	5,010	9,993
Registration and filing fees	52,655	51,237	50,250
Transfer agent fees	13,716	13,693	23,372
Other	4,695	4,886	5,686

Total expenses	185,066	213,321	348,574

Less fees waived	(74,626)	(99,127)	(196,921)
Less expense reimbursements	(74,964)	(65,362)	(43,983)

Net expenses	35,476	48,832	107,670

Net investment income (loss)	420,215	596,515	1,307,948

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,101	(15,242)	(61,068)
Investments in affiliates	(69,988)	(80,921)	(31,167)
Futures	(216)	(408)	(14)

Net realized gain (loss)	(31,103)	(96,571)	(92,249)

Distributions of capital gains received from investment company non-affiliates	5,059	7,213	14,590
Distributions of capital gains received from investment company affiliates	81,989	120,726	266,104
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(30,336)	58,023	150,096
Investments in affiliates	(349,772)	(399,370)	(650,056)

Change in net unrealized appreciation/depreciation	(380,108)	(341,347)	(499,960)

Net realized/unrealized gains (losses)	(324,163)	(309,979)	(311,515)

Change in net assets resulting from operations	$96,052	$286,536	$996,433

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$693,786	$856,429	$517,032
Dividend income from affiliates	423,512	444,583	236,606

Total investment income	1,117,298	1,301,012	753,638

EXPENSES:
Investment advisory fees	129,003	156,588	91,339
Administration fees	35,472	43,059	25,116
Distribution fees:
Class A	81	83	85
Class C	240	246	252
Class R2	161	166	169
Shareholder servicing fees:
Class A	81	83	85
Class C	80	82	84
Class R2	81	83	85
Class R5	10,938	15,265	7,082
Select Class	10,409	15,138	9,738
Custodian and accounting fees	12,667	12,588	12,668
Professional fees	16,906	16,857	16,712
Trustees’ and Chief Compliance Officer’s fees	340	581	240
Printing and mailing costs	7,453	9,203	6,670
Registration and filing fees	52,170	48,431	49,050
Transfer agent fees	24,305	30,247	21,372
Other	5,123	5,771	5,613

Total expenses	305,510	354,471	246,360

Less fees waived	(164,625)	(194,373)	(118,341)
Less expense reimbursements	(47,246)	(41,423)	(59,616)

Net expenses	93,639	118,675	68,403

Net investment income (loss)	1,023,659	1,182,337	685,235

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(80,693)	(95,963)	(66,436)
Investments in affiliates	9,131	33,406	22,740

Net realized gain (loss)	(71,562)	(62,557)	(43,696)

Distributions of capital gains received from investment company non-affiliates	9,393	7,679	2,675
Distributions of capital gains received from investment company affiliates	210,825	246,481	151,773
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	135,217	134,893	16,106
Investments in affiliates	(447,889)	(501,886)	(298,841)

Change in net unrealized appreciation/depreciation	(312,672)	(366,993)	(282,735)

Net realized/unrealized gains (losses)	(164,016)	(175,390)	(171,983)

Change in net assets resulting from operations	$859,643	$1,006,947	$513,252

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$519,594	$261,809	$186,105	$58,308
Dividend income from affiliates	215,769	108,522	76,888	23,933

Total investment income	735,363	370,331	262,993	82,241

EXPENSES:
Investment advisory fees	91,109	44,755	31,779	9,840
Administration fees	25,054	12,306	8,738	2,705
Distribution fees:
Class A	86	86	86	86
Class C	254	254	254	253
Class R2	171	170	171	170
Shareholder servicing fees:
Class A	86	86	86	86
Class C	85	85	85	84
Class R2	86	85	85	85
Class R5	7,205	4,300	2,935	1,112
Select Class	13,801	4,889	6,104	1,709
Custodian and accounting fees	12,303	12,649	12,610	12,599
Professional fees	16,798	16,509	16,867	16,895
Trustees’ and Chief Compliance Officer’s fees	338	165	117	26
Printing and mailing costs	7,176	3,757	3,380	1,841
Registration and filing fees	47,912	50,287	45,199	52,271
Transfer agent fees	20,920	15,240	11,648	7,940
Other	5,470	5,266	5,372	3,823

Total expenses	248,854	170,889	145,516	111,525

Less fees waived	(118,182)	(60,279)	(43,741)	(13,095)
Less expense reimbursements	(58,081)	(75,749)	(74,324)	(89,459)

Net expenses	72,591	34,861	27,451	8,971

Net investment income (loss)	662,772	335,470	235,542	73,270

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(61,752)	(53,518)	(30,894)	(12,757)
Investments in affiliates	31,867	10,899	8,053	2,640

Net realized gain (loss)	(29,885)	(42,619)	(22,841)	(10,117)

Distributions of capital gains received from investment company non-affiliates	1,670	832	601	181
Distributions of capital gains received from investment company affiliates	149,642	77,900	54,508	16,937
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(30,116)	45,860	44,244	10,137
Investments in affiliates	(291,829)	(139,309)	(102,248)	(30,075)

Change in net unrealized appreciation/depreciation	(321,945)	(93,449)	(58,004)	(19,938)

Net realized/unrealized gains (losses)	(200,518)	(57,336)	(25,736)	(12,937)

Change in net assets resulting from operations	$462,254	$278,134	$209,806	60,333

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$420,215	$504,559	$596,515	$753,160
Net realized gain (loss)	(31,103)	84,548	(96,571)	45,526
Distributions of capital gains received from investment company non-affiliates	5,059	262	7,213	416
Distributions of capital gains received from investment company affiliates	81,989	62,652	120,726	89,860
Change in net unrealized appreciation/depreciation	(380,108)	1,627,890	(341,347)	2,820,680

Change in net assets resulting from operations	96,052	2,279,911	286,536	3,709,642

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(551)	(963)	(582)	(1,167)
From net realized gains	(412)	(28)	(412)	(26)
Class C
From net investment income	(377)	(636)	(400)	(828)
From net realized gains	(407)	(27)	(407)	(25)
Class R2
From net investment income	(478)	(824)	(504)	(1,024)
From net realized gains	(410)	(28)	(410)	(25)
Class R5
From net investment income	(247,643)	(199,431)	(283,193)	(230,288)
From net realized gains	(154,442)	(1,064)	(170,876)	(1,003)
Class R6
From net investment income	(157,936)	(275,291)	(270,762)	(508,120)
From net realized gains	(87,245)	(6,417)	(151,037)	(9,797)
Select Class
From net investment income	(31,207)	(43,997)	(68,157)	(55,875)
From net realized gains	(25,143)	(1,226)	(49,452)	(1,302)

Total distributions to shareholders	(706,251)	(529,932)	(996,192)	(809,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,125,854	31,600,991	9,315,488	29,940,625

NET ASSETS:
Change in net assets	1,515,655	33,350,970	8,605,832	32,840,787
Beginning of period	38,569,303	5,218,333	47,843,876	15,003,089

End of period	$40,084,958	$38,569,303	$56,449,708	$47,843,876

Accumulated undistributed (distributions in excess of) net investment income	$(18,023)	$(46)	$(27,158)	$(75)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,307,948	$1,487,284	$1,023,659	$1,079,734
Net realized gain (loss)	(92,249)	118,015	(71,562)	86,525
Distributions of capital gains received from investment company non-affiliates	14,590	751	9,393	381
Distributions of capital gains received from investment company affiliates	266,104	168,356	210,825	103,269
Change in net unrealized appreciation/depreciation	(499,960)	6,322,806	(312,672)	5,360,067

Change in net assets resulting from operations	996,433	8,097,212	859,643	6,629,976

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(602)	(1,156)	(614)	(1,209)
From net realized gains	(268)	(39)	(230)	(51)
Class C
From net investment income	(411)	(804)	(417)	(848)
From net realized gains	(265)	(39)	(228)	(51)
Class R2
From net investment income	(522)	(1,008)	(531)	(1,057)
From net realized gains	(267)	(39)	(229)	(51)
Class R5
From net investment income	(589,769)	(423,451)	(512,787)	(378,271)
From net realized gains	(221,826)	(2,561)	(165,003)	(3,045)
Class R6
From net investment income	(676,478)	(1,011,076)	(453,532)	(668,509)
From net realized gains	(213,564)	(28,656)	(124,918)	(24,260)
Select Class
From net investment income	(103,518)	(131,498)	(102,984)	(101,725)
From net realized gains	(47,894)	(4,313)	(37,149)	(4,469)

Total distributions to shareholders	(1,855,384)	(1,604,640)	(1,398,622)	(1,183,546)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,498,363	75,746,028	21,533,975	58,968,350

NET ASSETS:
Change in net assets	26,639,412	82,238,600	20,994,996	64,414,780
Beginning of period	101,477,608	19,239,008	80,154,358	15,739,578

End of period	$128,117,020	$101,477,608	$101,149,354	$80,154,358

Accumulated undistributed (distributions in excess of) net investment income	$(63,478)	$(126)	$(49,578)	$(2,372)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,182,337	$1,224,535	$685,235	$730,472
Net realized gain (loss)	(62,557)	176,917	(43,696)	38,689
Distributions of capital gains received from investment company non-affiliates	7,679	347	2,675	91
Distributions of capital gains received from investment company affiliates	246,481	101,841	151,773	58,043
Change in net unrealized appreciation/depreciation	(366,993)	6,597,645	(282,735)	4,021,769

Change in net assets resulting from operations	1,006,947	8,101,285	513,252	4,849,064

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(615)	(1,136)	(593)	(1,088)
From net realized gains	(266)	(37)	(227)	(61)
Class C
From net investment income	(415)	(768)	(388)	(714)
From net realized gains	(263)	(37)	(224)	(61)
Class R2
From net investment income	(531)	(982)	(507)	(931)
From net realized gains	(265)	(37)	(225)	(61)
Class R5
From net investment income	(691,301)	(514,598)	(309,530)	(238,235)
From net realized gains	(252,909)	(3,432)	(99,754)	(2,572)
Class R6
From net investment income	(407,360)	(563,075)	(321,655)	(404,728)
From net realized gains	(126,248)	(15,065)	(86,639)	(17,863)
Select Class
From net investment income	(137,393)	(198,837)	(86,541)	(111,529)
From net realized gains	(56,261)	(6,020)	(32,114)	(6,095)

Total distributions to shareholders	(1,673,827)	(1,304,024)	(938,397)	(783,938)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,560,159	83,432,022	17,491,495	49,431,945

NET ASSETS:
Change in net assets	18,893,279	90,229,283	17,066,350	53,497,071
Beginning of period	99,070,149	8,840,866	56,744,318	3,247,247

End of period	$117,963,428	$99,070,149	$73,810,668	$56,744,318

Accumulated undistributed (distributions in excess of) net investment income	$(57,235)	$(1,957)	$(34,034)	$(55)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$662,772	$749,559	$335,470	$310,377
Net realized gain (loss)	(29,885)	64,498	(42,619)	28,046
Distributions of capital gains received from investment company non-affiliates	1,670	52	832	99
Distributions of capital gains received from investment company affiliates	149,642	58,976	77,900	20,295
Change in net unrealized appreciation/depreciation	(321,945)	4,405,675	(93,449)	1,798,724

Change in net assets resulting from operations	462,254	5,278,760	278,134	2,157,541

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(598)	(1,083)	(609)	(1,129)
From net realized gains	(198)	(58)	(154)	(185)
Class C
From net investment income	(391)	(705)	(402)	(751)
From net realized gains	(195)	(58)	(152)	(184)
Class R2
From net investment income	(511)	(924)	(523)	(970)
From net realized gains	(197)	(58)	(153)	(184)
Class R5
From net investment income	(311,969)	(256,672)	(192,726)	(135,016)
From net realized gains	(86,181)	(3,590)	(41,066)	(3,811)
Class R6
From net investment income	(267,612)	(339,944)	(113,342)	(121,719)
From net realized gains	(62,945)	(13,735)	(22,169)	(14,793)
Select Class
From net investment income	(114,704)	(174,902)	(44,905)	(61,989)
From net realized gains	(34,784)	(8,623)	(10,951)	(9,761)

Total distributions to shareholders	(880,285)	(800,352)	(427,152)	(350,492)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,533,454	51,364,058	8,493,898	24,326,561

NET ASSETS:
Change in net assets	13,115,423	55,842,466	8,344,880	26,133,610
Beginning of period	58,115,306	2,272,840	27,519,356	1,385,746

End of period	$71,230,729	$58,115,306	$35,864,236	$27,519,356

Accumulated undistributed (distributions in excess of) net investment income	$(33,069)	$(56)	$(17,060)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$235,542	$231,670	$73,270	$62,916
Net realized gain (loss)	(22,841)	5,155	(10,117)	1,496
Distributions of capital gains received from investment company non-affiliates	601	13	181	83
Distributions of capital gains received from investment company affiliates	54,508	16,609	16,937	3,905
Change in net unrealized appreciation/depreciation	(58,004)	1,433,290	(19,938)	425,725

Change in net assets resulting from operations	209,806	1,686,737	60,333	494,125

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(632)	(1,176)	(637)	(1,385)
From net realized gains	(129)	(177)	(110)	(799)
Class C
From net investment income	(424)	(798)	(430)	(1,008)
From net realized gains	(128)	(176)	(108)	(793)
Class R2
From net investment income	(544)	(1,017)	(550)	(1,227)
From net realized gains	(129)	(177)	(109)	(796)
Class R5
From net investment income	(134,162)	(103,190)	(52,506)	(32,929)
From net realized gains	(23,379)	(4,262)	(7,823)	(3,276)
Class R6
From net investment income	(57,344)	(63,795)	(8,174)	(7,233)
From net realized gains	(10,208)	(7,801)	(1,276)	(3,737)
Select Class
From net investment income	(54,407)	(73,647)	(14,693)	(25,851)
From net realized gains	(10,245)	(10,394)	(2,371)	(13,869)

Total distributions to shareholders	(291,731)	(266,610)	(88,787)	(92,903)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,491,921	15,757,178	1,745,689	4,161,579

NET ASSETS:
Change in net assets	5,409,996	17,177,305	1,717,235	4,562,801
Beginning of period	18,949,605	1,772,300	5,814,597	1,251,796

End of period	$24,359,601	$18,949,605	$7,531,832	$5,814,597

Accumulated undistributed (distributions in excess of) net investment income	$(11,989)	$(18)	$(3,728)	$(8)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$963	$991	$994	$1,193

Change in net assets resulting from Class A capital transactions	$963	$991	$994	$1,193

Class C
Distributions reinvested	$784	$663	$807	$853

Change in net assets resulting from Class C capital transactions	$784	$663	$807	$853

Class R2
Distributions reinvested	$888	$852	$914	$1,049

Change in net assets resulting from Class R2 capital transactions	$888	$852	$914	$1,049

Class R5
Proceeds from shares issued	$2,305,019	$31,288,089	$5,938,283	$33,773,297
Distributions reinvested	402,085	200,495	454,069	231,291
Cost of shares redeemed	(2,522,604)	(10,715,236)	(2,512,669)	(15,284,166)

Change in net assets resulting from Class R5 capital transactions	$184,500	$20,773,348	$3,879,683	$18,720,422

Class R6
Proceeds from shares issued	$3,033,690	$12,560,926	$3,515,771	$14,216,920
Distributions reinvested	245,181	281,708	421,799	517,917
Cost of shares redeemed	(2,446,998)	(3,555,167)	(2,811,520)	(5,562,952)

Change in net assets resulting from Class R6 capital transactions	$831,873	$9,287,467	$1,126,050	$9,171,885

Select Class
Proceeds from shares issued	$1,966,598	$1,766,857	$5,337,023	$2,214,949
Distributions reinvested	56,350	45,223	117,609	57,177
Cost of shares redeemed	(916,102)	(274,410)	(1,147,592)	(226,903)

Change in net assets resulting from Select Class capital transactions	$1,106,846	$1,537,670	$4,307,040	$2,045,223

Total change in net assets resulting from capital transactions	$2,125,854	$31,600,991	$9,315,488	$29,940,625

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	59	60	58	71

Change in Class A Shares	59	60	58	71

Class C
Reinvested	47	41	47	51

Change in Class C Shares	47	41	47	51

Class R2
Reinvested	54	52	54	63

Change in Class R2 Shares	54	52	54	63

Class R5
Issued	138,763	1,922,790	346,518	2,019,784
Reinvested	24,398	12,067	26,682	13,554
Redeemed	(150,851)	(652,621)	(146,255)	(903,702)

Change in Class R5 Shares	12,310	1,282,236	226,945	1,129,636

Class R6
Issued	181,595	783,637	204,071	860,374
Reinvested	14,869	17,198	24,773	30,845
Redeemed	(146,409)	(219,753)	(163,537)	(333,476)

Change in Class R6 Shares	50,055	581,082	65,307	557,743

Select Class
Issued	117,806	111,771	310,488	134,994
Reinvested	3,420	2,762	6,913	3,392
Redeemed	(54,978)	(16,828)	(66,847)	(13,509)

Change in Select Class Shares	66,248	97,705	250,554	124,877

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$870	$1,195	$844	$1,260

Change in net assets resulting from Class A capital transactions	$870	$1,195	$844	$1,260

Class C
Distributions reinvested	$676	$843	$645	$899

Change in net assets resulting from Class C capital transactions	$676	$843	$645	$899

Class R2
Distributions reinvested	$789	$1,047	$760	$1,108

Change in net assets resulting from Class R2 capital transactions	$789	$1,047	$760	$1,108

Class R5
Proceeds from shares issued	$8,682,835	$56,585,432	$6,606,689	$45,954,934
Distributions reinvested	811,595	426,012	677,790	381,316
Cost of shares redeemed	(2,087,333)	(13,911,103)	(2,161,537)	(7,816,270)

Change in net assets resulting from Class R5 capital transactions	$7,407,097	$43,100,341	$5,122,942	$38,519,980

Class R6
Proceeds from shares issued	$18,630,791	$32,016,030	$13,059,834	$18,298,095
Distributions reinvested	890,042	1,039,732	578,450	692,769
Cost of shares redeemed	(3,681,012)	(5,615,866)	(1,607,514)	(3,713,584)

Change in net assets resulting from Class R6 capital transactions	$15,839,821	$27,439,896	$12,030,770	$15,277,280

Select Class
Proceeds from shares issued	$6,360,378	$5,520,823	$5,981,979	$5,370,708
Distributions reinvested	151,412	135,811	130,974	95,058
Cost of shares redeemed	(2,262,680)	(453,928)	(1,734,939)	(297,943)

Change in net assets resulting from Select Class capital transactions	$4,249,110	$5,202,706	$4,378,014	$5,167,823

Total change in net assets resulting from capital transactions	$27,498,363	$75,746,028	$21,533,975	$58,968,350

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	49	69	46	71

Change in Class A Shares	49	69	46	71

Class C
Reinvested	38	48	35	50

Change in Class C Shares	38	48	35	50

Class R2
Reinvested	45	60	41	62

Change in Class R2 Shares	45	60	41	62

Class R5
Issued	485,426	3,264,824	356,462	2,580,990
Reinvested	45,504	23,882	36,842	20,759
Redeemed	(115,982)	(793,115)	(116,234)	(433,308)

Change in Class R5 Shares	414,948	2,495,591	277,070	2,168,441

Class R6
Issued	1,028,078	1,883,826	698,066	1,051,342
Reinvested	49,879	59,529	31,439	38,686
Redeemed	(205,855)	(328,094)	(86,830)	(210,321)

Change in Class R6 Shares	872,102	1,615,261	642,675	879,707

Select Class
Issued	354,098	334,076	323,581	309,030
Reinvested	8,490	7,780	7,119	5,258
Redeemed	(125,928)	(25,937)	(93,986)	(16,924)

Change in Select Class Shares	236,660	315,919	236,714	297,364

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$881	$1,173	$820	$1,149

Change in net assets resulting from Class A capital transactions	$881	$1,173	$820	$1,149

Class C
Distributions reinvested	$678	$805	$612	$775

Change in net assets resulting from Class C capital transactions	$678	$805	$612	$775

Class R2
Distributions reinvested	$796	$1,019	$732	$992

Change in net assets resulting from Class R2 capital transactions	$796	$1,019	$732	$992

Class R5
Proceeds from shares issued	$6,879,808	$61,563,428	$4,369,497	$27,531,426
Distributions reinvested	944,210	518,030	409,284	240,807
Cost of shares redeemed	(2,319,748)	(7,389,886)	(1,088,174)	(3,467,471)

Change in net assets resulting from Class R5 capital transactions	$5,504,270	$54,691,572	$3,690,607	$24,304,762

Class R6
Proceeds from shares issued	$12,503,777	$22,042,808	$11,230,694	$21,771,431
Distributions reinvested	533,608	578,140	408,294	422,591
Cost of shares redeemed	(2,526,394)	(2,923,610)	(646,595)	(2,234,224)

Change in net assets resulting from Class R6 capital transactions	$10,510,991	$19,697,338	$10,992,393	$19,959,798

Select Class
Proceeds from shares issued	$5,056,228	$9,275,915	$4,298,064	$5,600,804
Distributions reinvested	193,654	199,328	118,655	117,624
Cost of shares redeemed	(1,707,339)	(435,128)	(1,610,388)	(553,959)

Change in net assets resulting from Select Class capital transactions	$3,542,543	$9,040,115	$2,806,331	$5,164,469

Total change in net assets resulting from capital transactions	$19,560,159	$83,432,022	$17,491,495	$49,431,945

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	47	63	43	60

Change in Class A Shares	47	63	43	60

Class C
Reinvested	35	44	31	41

Change in Class C Shares	35	44	31	41

Class R2
Reinvested	42	55	38	53

Change in Class R2 Shares	42	55	38	53

Class R5
Issued	362,791	3,370,862	225,541	1,478,787
Reinvested	49,914	27,358	21,164	12,440
Redeemed	(121,615)	(397,829)	(55,625)	(183,181)

Change in Class R5 Shares	291,090	3,000,391	191,080	1,308,046

Class R6
Issued	650,668	1,241,928	569,690	1,204,686
Reinvested	28,188	31,282	21,092	22,302
Redeemed	(132,843)	(160,957)	(33,000)	(120,236)

Change in Class R6 Shares	546,013	1,112,253	557,782	1,106,752

Select Class
Issued	264,883	540,516	221,022	312,777
Reinvested	10,237	10,792	6,135	6,194
Redeemed	(89,669)	(24,002)	(83,164)	(29,802)

Change in Select Class Shares	185,451	527,306	143,993	289,169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$796	$1,141	$763	$1,314

Change in net assets resulting from Class A capital transactions	$796	$1,141	$763	$1,314

Class C
Distributions reinvested	$586	$763	$554	$935

Change in net assets resulting from Class C capital transactions	$586	$763	$554	$935

Class R2
Distributions reinvested	$708	$982	$676	$1,154

Change in net assets resulting from Class R2 capital transactions	$708	$982	$676	$1,154

Class R5
Proceeds from shares issued	$3,697,115	$28,088,817	$3,520,490	$16,065,185
Distributions reinvested	398,150	260,262	233,792	138,827
Cost of shares redeemed	(1,149,245)	(3,005,756)	(1,160,338)	(1,343,496)

Change in net assets resulting from Class R5 capital transactions	$2,946,020	$25,343,323	$2,593,944	$14,860,516

Class R6
Proceeds from shares issued	$9,361,249	$18,864,071	$5,019,335	$6,995,494
Distributions reinvested	330,557	353,679	135,511	136,512
Cost of shares redeemed	(1,047,238)	(1,833,613)	(396,110)	(417,554)

Change in net assets resulting from Class R6 capital transactions	$8,644,568	$17,384,137	$4,758,736	$6,714,452

Select Class
Proceeds from shares issued	$3,539,494	$9,016,866	$2,396,461	$3,721,370
Distributions reinvested	149,488	183,525	55,856	71,750
Cost of shares redeemed	(1,748,206)	(566,679)	(1,313,092)	(1,044,930)

Change in net assets resulting from Select Class capital transactions	$1,940,776	$8,633,712	$1,139,225	$2,748,190

Total change in net assets resulting from capital transactions	$13,533,454	$51,364,058	$8,493,898	$24,326,561

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	41	59	40	69

Change in Class A Shares	41	59	40	69

Class C
Reinvested	30	40	28	50

Change in Class C Shares	30	40	28	50

Class R2
Reinvested	36	52	34	61

Change in Class R2 Shares	36	52	34	61

Class R5
Issued	188,315	1,495,956	180,354	856,627
Reinvested	20,351	13,323	11,997	7,118
Redeemed	(58,335)	(158,241)	(59,406)	(70,827)

Change in Class R5 Shares	150,331	1,351,038	132,945	792,918

Class R6
Issued	470,318	1,039,375	255,443	382,975
Reinvested	16,886	18,468	6,943	7,163
Redeemed	(53,692)	(97,701)	(20,371)	(22,290)

Change in Class R6 Shares	433,512	960,142	242,015	367,848

Select Class
Issued	179,319	507,920	121,975	203,721
Reinvested	7,641	9,585	2,863	3,765
Redeemed	(89,516)	(29,176)	(67,345)	(55,425)

Change in Select Class Shares	97,444	488,329	57,493	152,061

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$761	$1,353	$747	$2,184

Change in net assets resulting from Class A capital transactions	$761	$1,353	$747	$2,184

Class C
Distributions reinvested	$552	$974	$538	$1,801

Change in net assets resulting from Class C capital transactions	$552	$974	$538	$1,801

Class R2
Distributions reinvested	$673	$1,194	$659	$2,023

Change in net assets resulting from Class R2 capital transactions	$673	$1,194	$659	$2,023

Class R5
Proceeds from shares issued	$2,211,549	$10,855,297	$1,121,353	$3,784,354
Distributions reinvested	157,541	107,452	60,329	36,205
Cost of shares redeemed	(906,447)	(1,050,497)	(266,558)	(92,121)

Change in net assets resulting from Class R5 capital transactions	$1,462,643	$9,912,252	$915,124	$3,728,438

Class R6
Proceeds from shares issued	$2,768,695	$3,417,080	$598,198	$287,744
Distributions reinvested	67,552	71,596	9,450	10,970
Cost of shares redeemed	(257,541)	(511,424)	(20,443)	(77,003)

Change in net assets resulting from Class R6 capital transactions	$2,578,706	$2,977,252	$587,205	$221,711

Select Class
Proceeds from shares issued	$1,541,642	$3,057,384	$302,960	$214,914
Distributions reinvested	64,652	84,041	17,044	39,720
Cost of shares redeemed	(157,708)	(277,272)	(78,588)	(49,212)

Change in net assets resulting from Select Class capital transactions	$1,448,586	$2,864,153	$241,416	$205,422

Total change in net assets resulting from capital transactions	$5,491,921	$15,757,178	$1,745,689	$4,161,579

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	39	71	39	119

Change in Class A Shares	39	71	39	119

Class C
Reinvested	28	52	28	99

Change in Class C Shares	28	52	28	99

Class R2
Reinvested	34	64	34	110

Change in Class R2 Shares	34	64	34	110

Class R5
Issued	113,224	579,040	58,222	204,811
Reinvested	8,082	5,540	3,150	1,896
Redeemed	(46,240)	(55,336)	(13,984)	(4,933)

Change in Class R5 Shares	75,066	529,244	47,388	201,774

Class R6
Issued	141,743	187,362	31,054	15,884
Reinvested	3,460	3,774	492	595
Redeemed	(13,128)	(27,701)	(1,068)	(4,206)

Change in Class R6 Shares	132,075	163,435	30,478	12,273

Select Class
Issued	78,371	172,945	15,605	11,744
Reinvested	3,316	4,440	890	2,162
Redeemed	(8,101)	(15,031)	(4,034)	(2,790)

Change in Select Class Shares	73,586	162,354	12,461	11,116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$16.78	$0.16	(h)(i)	$(0.15)		$0.01		$(0.16)	$(0.12)	$(0.28)
Year Ended June 30, 2014	15.44	0.30	(h)	1.33		1.63		(0.28)	(0.01)	(0.29)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	0.41	(l)	0.73		(0.29)	— (m)	(0.29)

Class C
Six Months Ended December 31, 2014 (Unaudited)	16.77	0.11	(h)(i)	(0.15)		(0.04)		(0.11)	(0.12)	(0.23)
Year Ended June 30, 2014	15.44	0.20	(h)	1.33		1.53		(0.19)	(0.01)	(0.20)
July 2, 2012 (k) through June 30, 2013	15.00	0.23	(i)	0.41	(l)	0.64		(0.20)	— (m)	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	16.77	0.14	(h)(i)	(0.14)		—	(m)	(0.14)	(0.12)	(0.26)
Year Ended June 30, 2014	15.44	0.26	(h)	1.32		1.58		(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.28	(i)	0.41	(l)	0.69		(0.25)	— (m)	(0.25)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	16.77	0.19	(h)(i)	(0.14)		0.05		(0.19)	(0.12)	(0.31)
Year Ended June 30, 2014	15.44	0.38	(h)	1.30		1.68		(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.45	(l)	0.78		(0.34)	— (m)	(0.34)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	16.78	0.19	(h)(i)	(0.15)		0.04		(0.19)	(0.12)	(0.31)
Year Ended June 30, 2014	15.45	0.39	(h)	1.30		1.69		(0.35)	(0.01)	(0.36)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.43	(l)	0.80		(0.35)	— (m)	(0.35)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	16.77	0.18	(h)(i)	(0.15)		0.03		(0.17)	(0.12)	(0.29)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31		1.65		(0.31)	(0.01)	(0.32)
July 2, 2012 (k) through June 30, 2013	15.00	0.34	(i)	0.41	(l)	0.75		(0.31)	— (m)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(m)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data (a)
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.51	0.05%	$58,037	0.54%		1.86	%(i)	1.42%		18%
16.78	10.61	57,991	0.51	(j)	1.85	(j)	1.87	(j)	86
15.44	4.87	52,447	0.54	(j)	2.07	(i)(j)	12.14	(j)	84

16.50	(0.24)	57,172	1.14		1.26	(i)	1.92		18
16.77	9.92	57,298	1.11	(j)	1.24	(j)	2.37	(j)	86
15.44	4.26	52,134	1.14	(j)	1.47	(i)(j)	12.64	(j)	84

16.51	(0.01)	57,674	0.79		1.61	(i)	1.67		18
16.77	10.28	57,700	0.76	(j)	1.59	(j)	2.12	(j)	86
15.44	4.61	52,315	0.79	(j)	1.81	(i)(j)	12.38	(j)	84

16.51	0.29	21,796,914	0.19		2.21	(i)	0.99		18
16.77	10.94	21,940,682	0.19	(j)	2.33	(j)	0.95	(j)	86
15.44	5.24	398,244	0.20	(j)	3.20	(i)(j)	9.64	(j)	84

16.51	0.25	14,566,154	0.14		2.27	(i)	0.92		18
16.78	10.97	13,960,559	0.12	(j)	2.37	(j)	1.27	(j)	86
15.45	5.34	3,874,952	0.17	(j)	2.47	(i)(j)	4.40	(j)	84

16.51	0.20	3,549,007	0.39		2.20	(i)	1.18		18
16.77	10.74	2,495,073	0.36	(j)	2.10	(j)	1.55	(j)	86
15.44	5.03	788,241	0.40	(j)	2.22	(i)(j)	11.88	(j)	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$17.29	$0.17	(h)(i)	$(0.12)		$0.05	$(0.17)	$(0.12)	$(0.29)
Year Ended June 30, 2014	15.71	0.32	(h)	1.61		1.93	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(i)	0.66	(l)	1.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	17.28	0.12	(h)(i)	(0.11)		0.01	(0.12)	(0.12)	(0.24)
Year Ended June 30, 2014	15.71	0.22	(h)	1.60		1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.25	(i)	0.66	(l)	0.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	17.29	0.15	(h)(i)	(0.12)		0.03	(0.15)	(0.12)	(0.27)
Year Ended June 30, 2014	15.71	0.28	(h)	1.61		1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.31	(i)	0.66	(l)	0.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	17.29	0.20	(h)(i)	(0.12)		0.08	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.71	0.39	(h)	1.60		1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(i)	0.71	(l)	1.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	17.29	0.20	(h)(i)	(0.11)		0.09	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.72	0.41	(h)	1.58		1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	0.69	(l)	1.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	17.29	0.21	(h)(i)	(0.15)		0.06	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59		1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.66	(l)	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.05	0.27%	$60,145	0.55%		1.94	%(i)	1.29%		12%
17.29	12.36	59,964	0.51	(j)	1.94	(j)	1.54	(j)	75
15.71	6.73	53,380	0.55	(j)	2.24	(i)(j)	11.07	(j)	50

17.05	0.04	59,248	1.14		1.34	(i)	1.78		12
17.28	11.65	59,249	1.11	(j)	1.34	(j)	2.03	(j)	75
15.71	6.12	53,060	1.15	(j)	1.63	(i)(j)	11.56	(j)	50

17.05	0.15	59,767	0.80		1.69	(i)	1.53		12
17.29	12.09	59,663	0.76	(j)	1.69	(j)	1.78	(j)	75
15.71	6.47	53,245	0.80	(j)	1.98	(i)(j)	11.31	(j)	50

17.05	0.45	24,939,655	0.19		2.35	(i)	0.85		12
17.29	12.75	21,360,913	0.19	(j)	2.32	(j)	0.88	(j)	75
15.71	7.11	1,664,879	0.22	(j)	4.74	(i)(j)	4.81	(j)	50

17.06	0.53	23,935,491	0.14		2.34	(i)	0.78		12
17.29	12.73	23,135,359	0.12	(j)	2.44	(j)	1.01	(j)	75
15.72	7.22	12,260,353	0.17	(j)	2.70	(i)(j)	1.91	(j)	50

17.05	0.37	7,395,402	0.39		2.46	(i)	1.05		12
17.29	12.55	3,168,728	0.38	(j)	2.23	(j)	1.28	(j)	75
15.71	6.90	918,172	0.40	(j)	2.40	(i)(j)	10.55	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.03	$0.18	(h)(i)	$(0.04)		$0.14	$(0.17)	$(0.08)	$(0.25)
Year Ended June 30, 2014	16.03	0.33	(h)(i)	2.02		2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.96	(l)	1.33	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.03	0.13	(h)(i)	(0.05)		0.08	(0.12)	(0.08)	(0.20)
Year Ended June 30, 2014	16.02	0.23	(h)(i)	2.03		2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	0.96	(l)	1.23	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.03	0.16	(h)(i)	(0.05)		0.11	(0.15)	(0.08)	(0.23)
Year Ended June 30, 2014	16.03	0.29	(h)(i)	2.02		2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.96	(l)	1.29	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	18.03	0.22	(h)(i)	(0.05)		0.17	(0.20)	(0.08)	(0.28)
Year Ended June 30, 2014	16.03	0.46	(h)(i)	1.95		2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.02	(l)	1.39	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	18.03	0.22	(h)(i)	(0.04)		0.18	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.03	0.44	(h)(i)	1.98		2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	0.98	(l)	1.39	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.03	0.22	(h)(i)	(0.07)		0.15	(0.19)	(0.08)	(0.27)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99		2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98	(l)	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.92	0.79%	$62,971	0.56%		2.00	%(i)	1.10%		9%
18.03	14.75	62,504	0.53	(j)	1.94	(i)(j)	1.28	(j)	49
16.03	8.93	54,454	0.56	(j)	2.33	(i)(j)	10.57	(j)	31

17.91	0.43	62,037	1.16		1.40	(i)	1.60		9
18.03	14.16	61,763	1.13	(j)	1.34	(i)(j)	1.78	(j)	49
16.02	8.23	54,131	1.16	(j)	1.73	(i)(j)	11.07	(j)	31

17.91	0.61	62,580	0.81		1.75	(i)	1.35		9
18.03	14.47	62,195	0.78	(j)	1.69	(i)(j)	1.53	(j)	49
16.03	8.66	54,320	0.81	(j)	2.08	(i)(j)	10.82	(j)	31

17.92	0.97	52,889,810	0.21		2.40	(i)	0.66		9
18.03	15.15	45,752,633	0.21	(j)	2.60	(i)(j)	0.68	(j)	49
16.03	9.31	667,513	0.22	(j)	4.48	(i)(j)	6.18	(j)	31

17.92	0.99	64,038,628	0.16		2.47	(i)	0.60		9
18.03	15.19	48,730,493	0.14	(j)	2.53	(i)(j)	0.76	(j)	49
16.03	9.35	17,419,901	0.18	(j)	2.84	(i)(j)	1.56	(j)	31

17.91	0.82	11,000,994	0.41		2.42	(i)	0.85		9
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$18.58	$0.18	(h)(i)	$(0.02)	$0.16	$(0.18)	$(0.07)	$(0.25)
Year Ended June 30, 2014	16.27	0.33	(h)(i)	2.35	2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.20	1.57	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	18.57	0.12	(h)(i)	(0.02)	0.10	(0.12)	(0.07)	(0.19)
Year Ended June 30, 2014	16.27	0.22	(h)(i)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.21	1.48	(0.21)	—	(0.21)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	18.58	0.16	(h)(i)	(0.03)	0.13	(0.15)	(0.07)	(0.22)
Year Ended June 30, 2014	16.27	0.29	(h)(i)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.20	1.53	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	18.59	0.22	(h)(i)	(0.04)	0.18	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.28	0.47	(h)(i)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.25	1.64	(0.36)	—	(0.36)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	18.58	0.23	(h)(i)	(0.04)	0.19	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.44	(h)(i)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.21	1.63	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	18.58	0.22	(h)(i)	(0.05)	0.17	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2014	16.28	0.41	(h)(i)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.22	1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.49	0.83%	$64,972	0.57%		1.94	%(i)	1.15%		7%
18.58	16.57	64,440	0.53	(j)	1.88	(i)(j)	1.42	(j)	40
16.27	10.55	55,293	0.57	(j)	2.33	(i)(j)	10.86	(j)	25

18.48	0.53	64,006	1.17		1.34	(i)	1.65		7
18.57	15.83	63,675	1.12	(j)	1.28	(i)(j)	1.92	(j)	40
16.27	9.91	54,964	1.17	(j)	1.73	(i)(j)	11.36	(j)	25

18.49	0.71	64,567	0.82		1.69	(i)	1.40		7
18.58	16.29	64,120	0.78	(j)	1.63	(i)(j)	1.67	(j)	40
16.27	10.28	55,156	0.82	(j)	2.08	(i)(j)	11.11	(j)	25

18.49	0.95	46,803,776	0.22		2.36	(i)	0.72		7
18.59	16.96	41,884,578	0.21	(j)	2.62	(i)(j)	0.76	(j)	40
16.28	11.01	1,386,248	0.24	(j)	5.51	(i)(j)	4.79	(j)	25

18.49	1.03	43,323,876	0.17		2.42	(i)	0.65		7
18.58	17.02	31,592,373	0.14	(j)	2.47	(i)(j)	0.90	(j)	40
16.27	10.98	13,347,658	0.20	(j)	2.79	(i)(j)	1.76	(j)	25

18.49	0.92	10,828,157	0.42		2.36	(i)	0.91		7
18.58	16.69	6,485,172	0.40	(j)	2.33	(i)(j)	1.13	(j)	40
16.28	10.78	840,259	0.42	(j)	2.48	(i)(j)	10.56	(j)	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.14	$0.18	(h)(i)	$(0.03)	$0.15	$(0.18)	$(0.08)	$(0.26)
Year Ended June 30, 2014	16.48	0.33	(h)(i)	2.67	3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.40	1.77	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.13	0.12	(h)(i)	(0.03)	0.09	(0.12)	(0.08)	(0.20)
Year Ended June 30, 2014	16.48	0.22	(h)(i)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.41	1.68	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.14	0.15	(h)(i)	(0.03)	0.12	(0.15)	(0.08)	(0.23)
Year Ended June 30, 2014	16.48	0.28	(h)(i)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.40	1.73	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.14	0.22	(h)(i)	(0.04)	0.18	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.52	(h)(i)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.40	(i)	1.43	1.83	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.14	0.22	(h)(i)	(0.04)	0.18	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.46	(h)(i)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.41	1.83	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.13	0.21	(h)(i)	(0.05)	0.16	(0.19)	(0.08)	(0.27)
Year Ended June 30, 2014	16.48	0.40	(h)(i)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	1.42	1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.03	0.77%	$66,710	0.57%		1.86	%(i)	1.11%		7%
19.14	18.32	66,203	0.54	(j)	1.81	(i)(j)	1.45	(j)	36
16.48	11.89	55,947	0.58	(j)	2.31	(i)(j)	11.17	(j)	30

19.02	0.47	65,717	1.17		1.26	(i)	1.61		7
19.13	17.58	65,414	1.14	(j)	1.21	(i)(j)	1.95	(j)	36
16.48	11.25	55,613	1.18	(j)	1.71	(i)(j)	11.67	(j)	30

19.03	0.64	66,293	0.82		1.61	(i)	1.36		7
19.14	18.03	65,871	0.79	(j)	1.56	(i)(j)	1.70	(j)	36
16.48	11.62	55,807	0.83	(j)	2.06	(i)(j)	11.42	(j)	30

19.03	0.94	63,752,109	0.22		2.26	(i)	0.68		7
19.14	18.73	58,548,233	0.22	(j)	2.78	(i)(j)	0.73	(j)	36
16.48	12.29	974,686	0.26	(j)	4.51	(i)(j)	5.45	(j)	30

19.03	0.97	39,381,132	0.17		2.32	(i)	0.61		7
19.14	18.77	29,155,385	0.16	(j)	2.50	(i)(j)	0.89	(j)	36
16.48	12.33	6,769,334	0.22	(j)	2.80	(i)(j)	2.85	(j)	30

19.02	0.85	14,631,467	0.42		2.20	(i)	0.86		7
19.13	18.47	11,169,043	0.39	(j)	2.21	(i)(j)	1.13	(j)	36
16.48	12.06	929,479	0.43	(j)	2.45	(i)(j)	10.68	(j)	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.57	$0.18	(h)(i)	$(0.05)	$0.13	$(0.17)	$(0.07)	$(0.24)
Year Ended June 30, 2014	16.67	0.31	(h)(i)	2.93	3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.60	1.97	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.56	0.12	(h)(i)	(0.05)	0.07	(0.11)	(0.07)	(0.18)
Year Ended June 30, 2014	16.66	0.20	(h)(i)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.59	1.86	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.57	0.15	(h)(i)	(0.04)	0.11	(0.15)	(0.07)	(0.22)
Year Ended June 30, 2014	16.67	0.27	(h)(i)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.60	1.93	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.58	0.22	(h)(i)	(0.06)	0.16	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.67	0.51	(h)(i)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	1.61	2.02	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.57	0.23	(h)(i)	(0.05)	0.18	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.67	0.48	(h)(i)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.60	2.03	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.57	0.22	(h)(i)	(0.07)	0.15	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2014	16.67	0.40	(h)(i)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.60	1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.46	0.66%	$68,091	0.57%		1.80	%(i)	1.24%		7%
19.57	19.50	67,644	0.54	(j)	1.72	(i)(j)	1.94	(j)	37
16.67	13.21	56,597	0.59	(j)	2.29	(i)(j)	12.80	(j)	41

19.45	0.36	67,078	1.17		1.20	(i)	1.74		7
19.56	18.83	66,839	1.14	(j)	1.11	(i)(j)	2.43	(j)	37
16.66	12.49	56,260	1.19	(j)	1.69	(i)(j)	13.30	(j)	41

19.46	0.53	67,666	0.82		1.55	(i)	1.49		7
19.57	19.21	67,306	0.79	(j)	1.46	(i)(j)	2.18	(j)	37
16.67	12.93	56,455	0.84	(j)	2.04	(i)(j)	13.04	(j)	41

19.47	0.83	29,890,919	0.22		2.21	(i)	0.82		7
19.58	19.98	26,317,740	0.22	(j)	2.67	(i)(j)	0.91	(j)	37
16.67	13.60	606,414	0.26	(j)	5.21	(i)(j)	10.33	(j)	41

19.47	0.91	33,915,880	0.17		2.31	(i)	0.73		7
19.57	19.96	23,185,570	0.16	(j)	2.59	(i)(j)	1.08	(j)	37
16.67	13.65	1,295,293	0.23	(j)	2.78	(i)(j)	7.67	(j)	41

19.46	0.74	9,801,034	0.42		2.24	(i)	1.00		7
19.57	19.69	7,039,219	0.41	(j)	2.13	(i)(j)	1.41	(j)	37
16.67	13.38	1,176,228	0.45	(j)	2.41	(i)(j)	11.89	(j)	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.80	$0.18	(h)(i)	$(0.05)	$0.13	$(0.17)	$(0.06)	$(0.23)
Year Ended June 30, 2014	16.72	0.32	(h)(i)	3.10	3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.64	2.01	(0.29)	—	(0.29)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.79	0.12	(h)(i)	(0.05)	0.07	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2014	16.72	0.20	(h)(i)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.80	0.15	(h)(i)	(0.05)	0.10	(0.15)	(0.06)	(0.21)
Year Ended June 30, 2014	16.72	0.27	(h)(i)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.65	1.97	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.80	0.22	(h)(i)	(0.05)	0.17	(0.21)	(0.06)	(0.27)
Year Ended June 30, 2014	16.72	0.52	(h)(i)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.80	0.23	(h)(i)	(0.07)	0.16	(0.21)	(0.06)	(0.27)
Year Ended June 30, 2014	16.72	0.48	(h)(i)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.66	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.79	0.20	(h)(i)	(0.05)	0.15	(0.19)	(0.06)	(0.25)
Year Ended June 30, 2014	16.72	0.40	(h)(i)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.70	0.67%	$68,841	0.57%		1.77	%(i)	1.23%		7%
19.80	20.50	68,397	0.56	(j)	1.71	(i)(j)	1.93	(j)	22
16.72	13.52	56,777	0.60	(j)	2.88	(i)(j)	14.44	(j)	52

19.69	0.37	67,816	1.17		1.17	(i)	1.73		7
19.79	19.75	67,582	1.16	(j)	1.10	(i)(j)	2.44	(j)	22
16.72	12.87	56,439	1.20	(j)	1.68	(i)(j)	14.93	(j)	52

19.69	0.49	68,411	0.82		1.52	(i)	1.48		7
19.80	20.21	68,055	0.81	(j)	1.45	(i)(j)	2.18	(j)	22
16.72	13.25	56,635	0.85	(j)	2.03	(i)(j)	14.68	(j)	52

19.70	0.84	30,360,285	0.22		2.17	(i)	0.81		7
19.80	20.92	27,542,352	0.22	(j)	2.74	(i)(j)	0.88	(j)	22
16.72	13.92	669,908	0.27	(j)	5.57	(i)(j)	12.70	(j)	52

19.69	0.82	28,040,675	0.17		2.27	(i)	0.73		7
19.80	20.97	19,605,778	0.16	(j)	2.56	(i)(j)	1.04	(j)	22
16.72	13.96	504,437	0.23	(j)	2.67	(i)(j)	11.68	(j)	52

19.69	0.75	12,624,701	0.42		2.05	(i)	0.99		7
19.79	20.66	10,763,142	0.40	(j)	2.15	(i)(j)	1.35	(j)	22
16.72	13.70	928,644	0.45	(j)	2.44	(i)(j)	14.11	(j)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.71	$0.18	(h)(i)	$(0.06)	$0.12	$(0.18)	$(0.04)	$(0.22)
Year Ended June 30, 2014	16.72	0.32	(h)(i)	3.05	3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.65	2.02	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.70	0.12	(h)(i)	(0.06)	0.06	(0.12)	(0.04)	(0.16)
Year Ended June 30, 2014	16.71	0.21	(h)(i)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.64	1.91	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.15	(h)(i)	(0.06)	0.09	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2014	16.72	0.27	(h)(i)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	1.65	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.22	(h)(i)	(0.07)	0.15	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.55	(h)(i)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.72	0.24	(h)(i)	(0.09)	0.15	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.50	(h)(i)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.65	2.08	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.22	(h)(i)	(0.09)	0.13	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2014	16.72	0.39	(h)(i)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.61	0.62%	$68,731	0.57%		1.78	%(i)	1.56%		10%
19.71	20.29	68,311	0.53	(j)	1.73	(i)(j)	3.34	(j)	31
16.72	13.56	56,774	0.60	(j)	2.28	(i)(j)	15.87	(j)	64

19.60	0.32	67,707	1.17		1.17	(i)	2.06		10
19.70	19.62	67,498	1.13	(j)	1.13	(i)(j)	3.84	(j)	31
16.71	12.84	56,435	1.20	(j)	1.68	(i)(j)	16.36	(j)	64

19.61	0.49	68,301	0.82		1.53	(i)	1.81		10
19.71	20.00	67,969	0.78	(j)	1.48	(i)(j)	3.59	(j)	31
16.72	13.29	56,632	0.85	(j)	2.03	(i)(j)	16.10	(j)	64

19.61	0.79	18,388,915	0.22		2.19	(i)	1.14		10
19.71	20.71	15,862,556	0.21	(j)	2.87	(i)(j)	1.32	(j)	31
16.72	13.96	197,653	0.26	(j)	3.43	(i)(j)	15.73	(j)	64

19.62	0.82	12,157,858	0.17		2.40	(i)	1.05		10
19.72	20.81	7,446,757	0.16	(j)	2.67	(i)(j)	1.97	(j)	31
16.72	14.00	162,602	0.23	(j)	2.41	(i)(j)	14.36	(j)	64

19.61	0.70	5,112,724	0.42		2.23	(i)	1.33		10
19.71	20.47	4,006,265	0.40	(j)	2.10	(i)(j)	2.56	(j)	31
16.72	13.73	855,650	0.45	(j)	2.43	(i)(j)	15.61	(j)	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.72	$0.18	(h)(i)	$(0.07)	$0.11	$(0.18)	$(0.04)	$(0.22)
Year Ended June 30, 2014	16.73	0.33	(h)(i)	3.05	3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(i)	1.67	2.03	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.12	(h)(i)	(0.07)	0.05	(0.12)	(0.04)	(0.16)
Year Ended June 30, 2014	16.72	0.21	(h)(i)	3.06	3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.65	1.92	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.15	(h)(i)	(0.05)	0.10	(0.16)	(0.04)	(0.20)
Year Ended June 30, 2014	16.72	0.28	(h)(i)	3.06	3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.66	1.98	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.22	(h)(i)	(0.06)	0.16	(0.22)	(0.04)	(0.26)
Year Ended June 30, 2014	16.72	0.53	(h)(i)	2.92	3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.72	0.24	(h)(i)	(0.08)	0.16	(0.22)	(0.04)	(0.26)
Year Ended June 30, 2014	16.73	0.49	(h)(i)	2.97	3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.66	2.09	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.71	0.21	(h)(i)	(0.07)	0.14	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.73	0.40	(h)(i)	3.01	3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.61	0.56%	$68,774	0.57%		1.79	%(i)	1.77%		6%
19.72	20.36	68,363	0.55	(j)	1.77	(i)(j)	3.42	(j)	23
16.73	13.62	56,796	0.60	(j)	2.28	(i)(j)	15.61	(j)	49

19.60	0.26	67,749	1.17		1.18	(i)	2.26		6
19.71	19.68	67,548	1.15	(j)	1.17	(i)(j)	3.92	(j)	23
16.72	12.90	56,458	1.20	(j)	1.67	(i)(j)	16.10	(j)	49

19.61	0.49	68,343	0.82		1.54	(i)	2.01		6
19.71	20.08	68,021	0.80	(j)	1.52	(i)(j)	3.67	(j)	23
16.72	13.28	56,654	0.85	(j)	2.02	(i)(j)	15.85	(j)	49

19.61	0.79	12,442,363	0.22		2.20	(i)	1.35		6
19.71	20.79	11,027,186	0.21	(j)	2.78	(i)(j)	1.74	(j)	23
16.72	13.95	503,559	0.27	(j)	4.14	(i)(j)	14.51	(j)	49

19.62	0.81	6,077,326	0.17		2.46	(i)	1.25		6
19.72	20.82	3,503,945	0.16	(j)	2.60	(i)(j)	2.52	(j)	23
16.73	14.06	238,087	0.22	(j)	3.09	(i)(j)	14.50	(j)	49

19.61	0.70	5,635,046	0.42		2.10	(i)	1.52		6
19.71	20.51	4,214,542	0.40	(j)	2.16	(i)(j)	2.90	(j)	23
16.73	13.79	860,746	0.45	(j)	2.43	(i)(j)	15.35	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$19.36	$0.17	(h)(i)	$(0.05)	$0.12	$(0.18)	$(0.03)	$(0.21)
Year Ended June 30, 2014	16.71	0.33	(h)(i)	2.95	3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (j) through June 30, 2013	15.00	0.36	(i)	1.65	2.01	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2014 (Unaudited)	19.35	0.12	(h)(i)	(0.06)	0.06	(0.12)	(0.03)	(0.15)
Year Ended June 30, 2014	16.70	0.22	(h)(i)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (j) through June 30, 2013	15.00	0.27	(i)	1.63	1.90	(0.20)	—	(0.20)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	19.35	0.15	(h)(i)	(0.04)	0.11	(0.16)	(0.03)	(0.19)
Year Ended June 30, 2014	16.71	0.29	(h)(i)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(i)	1.65	1.97	(0.26)	—	(0.26)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	19.36	0.22	(h)(i)	(0.07)	0.15	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.71	0.58	(h)(i)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.42	(i)	1.64	2.06	(0.35)	—	(0.35)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	19.36	0.26	(h)(i)	(0.09)	0.17	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2014	16.71	0.46	(h)(i)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.43	(i)	1.64	2.07	(0.36)	—	(0.36)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	19.35	0.20	(h)(i)	(0.05)	0.15	(0.20)	(0.03)	(0.23)
Year Ended June 30, 2014	16.71	0.37	(h)(i)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (j) through June 30, 2013	15.00	0.39	(i)	1.64	2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.27	0.64%	$68,485	0.57%		1.79	%(i)	3.76%		8%
19.36	19.92	68,033	0.51	(j)	1.84	(i)(j)	9.61	(j)	23
16.71	13.49	56,738	0.60	(j)	2.27	(i)(j)	16.56	(j)	52

19.26	0.34	67,465	1.17		1.19	(i)	4.25		8
19.35	19.25	67,223	1.10	(j)	1.23	(i)(j)	10.11	(j)	23
16.70	12.77	56,400	1.20	(j)	1.67	(i)(j)	17.04	(j)	52

19.27	0.57	68,057	0.82		1.54	(i)	4.00		8
19.35	19.57	67,693	0.75	(j)	1.59	(i)(j)	9.86	(j)	23
16.71	13.21	56,597	0.85	(j)	2.02	(i)(j)	16.79	(j)	52

19.27	0.82	4,884,043	0.22		2.27	(i)	3.35		8
19.36	20.34	3,988,320	0.21	(j)	3.10	(i)(j)	4.01	(j)	23
16.71	13.88	71,611	0.25	(j)	2.68	(i)(j)	16.17	(j)	52

19.28	0.89	949,316	0.17		2.71	(i)	3.28		8
19.36	20.38	363,385	0.14	(j)	2.51	(i)(j)	8.79	(j)	23
16.71	13.93	108,546	0.21	(j)	2.85	(i)(j)	16.21	(j)	52

19.27	0.77	1,494,466	0.42		2.05	(i)	3.52		8
19.35	20.04	1,259,943	0.36	(j)	2.04	(i)(j)	9.30	(j)	23
16.71	13.66	901,904	0.45	(j)	2.44	(i)(j)	16.31	(j)	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

JPMorgan SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$40,220,504	$—	$—	$40,220,504

JPMorgan SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$56,466,806	$—	$—	$56,466,806

JPMorgan SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$129,110,312	$—	$—	$129,110,312

JPMorgan SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$101,523,117	$—	$—	$101,523,117

JPMorgan SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$118,014,389	$—	$—	$118,014,389

JPMorgan SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$73,664,420	$—	$—	$73,664,420

JPMorgan SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$71,173,143	$—	$—	$71,173,143

JPMorgan SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$35,691,713	$—	$—	$35,691,713

JPMorgan SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$24,161,503	$—	$—	$24,161,503

JPMorgan SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$7,487,988	$—	$—	$7,487,988

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2014.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$274,839	$220,000	$300,000	$(61,609)	$—	9,619	$105,611
JPMorgan Core Bond Fund, Class R6 Shares	5,536,703	1,039,933	790,000	5,705	73,030	493,193	5,799,953
JPMorgan Corporate Bond Fund, Class R6 Shares	718,633	16,433	—	1,426	15,006	73,146	730,727
JPMorgan Emerging Economies Fund, Class R5 Shares	89,236	62,774	—	—	2,775	11,198	136,841
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	836,003	367,995	220,000	(7,743)	27,994	112,554	909,436
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	143,388	1,737	—	—	1,737	5,902	132,786
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	220,227	60,290	—	—	289	28,976	252,959
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,440,372	26,864	500,000	(11,445)	26,863	94,528	919,759
JPMorgan High Yield Fund, Class R6 Shares	2,222,482	702,539	140,000	49,307	62,275	345,423	2,621,760
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,923,002	163,232	—	—	13,231	196,643	2,015,596
JPMorgan International Realty Fund, Class R5 Shares	88,100	—	88,019	7,383	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,813,776	9,540,540	8,974,101	—	387	4,380,215	4,380,215
JPMorgan Realty Income Fund, Class R5 Shares	883,145	187,068	145,000	28,977	13,670	71,403	996,781

	$18,189,906			$12,001	$237,257		$19,002,424

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$324,993	$170,000	$275,000	$(58,215)	$—	11,733	$128,830
JPMorgan Core Bond Fund, Class R6 Shares	6,975,809	1,710,774	740,000	(8,204)	100,776	677,396	7,966,181
JPMorgan Corporate Bond Fund, Class R6 Shares	933,441	203,497	—	2,012	21,485	113,267	1,131,541
JPMorgan Emerging Economies Fund, Class R5 Shares	292,405	5,383	—	—	5,381	21,726	265,493
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,003,853	698,587	260,000	(9,186)	38,587	165,933	1,340,735
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	341,697	104,032	110,000	(181)	4,033	13,700	308,249
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	261,993	100,374	—	—	374	37,468	327,092
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,359,934	247,483	500,000	(11,493)	27,483	109,020	1,060,769
JPMorgan High Yield Fund, Class R6 Shares	2,616,993	1,169,292	140,000	68,643	80,161	452,506	3,434,523
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,819,508	513,286	180,000	(2,034)	13,286	203,039	2,081,152
JPMorgan International Realty Fund, Class R5 Shares	139,708	—	139,580	11,176	—	—	—

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2015 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$2,745,564	$15,376,478	$14,243,287	$—	$329	3,878,755	$3,878,755
JPMorgan Realty Income Fund, Class R5 Shares	1,341,493	443,968	130,000	47,287	24,382	127,440	1,779,066

	$20,157,391			$39,805	$316,277		$23,702,386

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$225,664	$—	$50,000	$(12,741)	$—	11,517	$126,458
JPMorgan Core Bond Fund, Class R6 Shares	14,200,717	5,447,898	1,860,000	(19,221)	203,322	1,515,573	17,823,135
JPMorgan Corporate Bond Fund, Class R6 Shares	1,985,810	573,137	—	4,386	43,751	254,943	2,546,876
JPMorgan Emerging Economies Fund, Class R5 Shares	1,017,037	192,036	—	—	22,036	88,969	1,087,198
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,845,326	1,529,393	600,000	(21,212)	74,392	319,779	2,583,816
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,521,294	18,431	—	—	18,431	62,614	1,408,817
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	549,082	200,773	—	—	774	77,496	676,542
JPMorgan Floating Rate Income Fund, Class R6 Shares	993,940	18,475	350,000	(8,575)	18,476	64,722	629,740
JPMorgan High Yield Fund, Class R6 Shares	4,819,998	2,488,596	—	128,490	150,104	910,662	6,911,924
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,116,823	408,899	—	—	8,898	144,119	1,477,223
JPMorgan International Realty Fund, Class R5 Shares	381,531	—	381,181	29,423	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	585,812	30,868,927	29,784,867	—	72	1,669,872	1,669,872
JPMorgan Realty Income Fund, Class R5 Shares	3,862,607	1,431,005	350,000	134,387	67,354	378,534	5,284,339

	$33,105,641			$234,937	$607,610		$42,225,940

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,912,065	$2,631,587	$440,000	$1,436	$128,878	946,071	$11,125,791
JPMorgan Corporate Bond Fund, Class R6 Shares	1,288,399	180,572	—	2,557	28,015	146,265	1,461,192
JPMorgan Emerging Economies Fund, Class R5 Shares	1,040,216	334,988	—	—	24,989	100,889	1,232,868
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,269,893	1,310,987	480,000	(17,583)	55,987	241,370	1,950,268
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,289,133	177,593	—	—	17,592	59,767	1,344,751
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	410,401	418	—	—	418	41,883	365,636

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2025 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$3,411,091	$1,786,871	$—	$94,195	$107,676	646,544	$4,907,268
JPMorgan International Realty Fund, Class R5 Shares	313,356	—	313,068	23,880	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	518,242	24,075,233	23,852,691	—	61	740,784	740,784
JPMorgan Realty Income Fund, Class R5 Shares	3,427,546	1,256,262	270,000	115,471	59,896	337,520	4,711,776

	$21,880,342			$219,956	$423,512		$27,840,334

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,432,899	$2,091,664	$1,070,000	$1,097	$101,847	720,286	$8,470,560
JPMorgan Corporate Bond Fund, Class R6 Shares	1,140,513	26,079	—	2,263	23,815	116,087	1,159,706
JPMorgan Emerging Economies Fund, Class R5 Shares	1,498,606	282,293	—	—	32,293	130,380	1,593,249
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,377,271	1,437,221	500,000	(19,064)	62,222	266,425	2,152,717
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,859,118	225,031	—	—	25,031	85,037	1,913,341
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	462,733	472	—	—	472	47,223	412,260
JPMorgan High Yield Fund, Class R6 Shares	3,830,591	1,737,904	—	99,054	118,852	692,561	5,256,536
JPMorgan International Realty Fund, Class R5 Shares	432,024	—	431,627	37,387	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	578,845	21,101,757	20,875,344	—	75	805,258	805,258
JPMorgan Realty Income Fund, Class R5 Shares	4,709,694	1,485,324	520,000	159,150	79,976	435,599	6,080,960

	$23,322,294			$279,887	$444,583		$27,844,587

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,679,606	$880,726	$450,000	$4,432	$36,940	264,937	$3,115,662
JPMorgan Corporate Bond Fund, Class R6 Shares	388,268	110,337	—	966	9,371	49,566	495,168
JPMorgan Emerging Economies Fund, Class R5 Shares	973,579	252,415	—	—	22,415	90,497	1,105,869
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	676,437	843,073	270,000	(9,609)	33,072	143,635	1,160,572
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,268,129	136,819	—	—	16,819	57,139	1,285,634
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	237,568	242	—	—	242	24,245	211,655
JPMorgan High Yield Fund, Class R6 Shares	2,043,050	1,192,573	—	57,287	65,285	403,247	3,060,647
JPMorgan International Realty Fund, Class R5 Shares	259,766	—	259,528	21,141	—	—	—

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2035 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$516,460	$17,199,937	$17,052,937	$—	$48	663,460	$663,460
JPMorgan Realty Income Fund, Class R5 Shares	2,944,101	1,122,149	200,000	100,296	52,414	294,986	4,118,000

	$11,986,964			$174,513	$236,606		$15,216,667

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,694,830	$914,375	$610,000	$1,460	$22,015	170,099	$2,000,365
JPMorgan Corporate Bond Fund, Class R6 Shares	164,360	130,271	—	573	4,699	29,380	293,511
JPMorgan Emerging Economies Fund, Class R5 Shares	1,111,605	203,983	—	—	23,982	96,828	1,183,233
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	610,921	760,465	240,000	(9,105)	30,466	129,838	1,049,091
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,338,567	328,034	170,000	6,664	18,035	61,270	1,378,583
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	228,482	233	—	—	233	23,317	203,560
JPMorgan High Yield Fund, Class R6 Shares	1,998,754	1,026,267	—	54,228	62,039	376,466	2,857,377
JPMorgan International Realty Fund, Class R5 Shares	271,468	—	271,218	22,824	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	521,649	13,681,757	13,590,487	—	47	612,919	612,919
JPMorgan Realty Income Fund, Class R5 Shares	3,183,022	1,006,734	250,000	104,865	54,253	301,252	4,205,473

	$11,123,658			$181,509	$215,769		$13,784,112

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$807,410	$582,066	$320,000	$1,023	$10,873	91,001	$1,070,173
JPMorgan Corporate Bond Fund, Class R6 Shares	78,048	112,931	—	255	2,677	19,055	190,355
JPMorgan Emerging Economies Fund, Class R5 Shares	512,528	126,663	—	—	11,663	47,087	575,408
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	296,807	410,017	140,000	(5,100)	15,018	65,157	526,471
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	616,337	159,331	—	—	9,332	31,705	713,351
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	102,619	105	—	—	105	10,473	91,426
JPMorgan High Yield Fund, Class R6 Shares	947,993	539,751	—	28,478	31,272	184,798	1,402,620
JPMorgan International Realty Fund, Class R5 Shares	118,582	—	118,473	10,881	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	238,265	8,970,070	8,843,988	—	26	364,347	364,347
JPMorgan Realty Income Fund, Class R5 Shares	1,526,852	641,531	200,000	53,262	27,556	150,636	2,102,882

	$5,245,441			$88,799	$108,522		$7,037,033

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$579,604	$263,708	$110,000	$1,102	$7,850	62,436	$734,253
JPMorgan Corporate Bond Fund, Class R6 Shares	61,777	41,996	—	201	1,795	10,307	102,963
JPMorgan Emerging Economies Fund, Class R5 Shares	352,551	93,124	—	—	8,124	32,799	400,810
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	198,620	295,760	90,000	(3,203)	10,760	46,411	374,999
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	419,298	143,755	—	—	6,754	22,946	516,292
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	71,629	73	—	—	73	7,310	63,816
JPMorgan High Yield Fund, Class R6 Shares	648,302	387,087	—	19,972	22,114	128,398	974,540
JPMorgan International Realty Fund, Class R5 Shares	73,217	—	73,150	7,933	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	196,240	4,897,071	4,892,391	—	17	200,920	200,920
JPMorgan Realty Income Fund, Class R5 Shares	1,050,869	359,877	80,000	36,556	19,401	102,165	1,426,228

	$3,652,107			$62,561	$76,888		$4,794,821

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$181,221	$82,784	$30,000	$123	$2,504	19,931	$234,389
JPMorgan Corporate Bond Fund, Class R6 Shares	17,630	12,612	—	59	555	3,011	30,076
JPMorgan Emerging Economies Fund, Class R5 Shares	111,431	28,550	—	—	2,550	10,296	125,815
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	60,912	82,242	27,000	(961)	3,242	13,283	107,325
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	127,635	50,966	15,000	98	1,966	6,679	150,284
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	21,329	15,039	—	—	38	3,805	33,222
JPMorgan High Yield Fund, Class R6 Shares	197,937	125,099	—	6,177	6,921	40,061	304,060
JPMorgan International Realty Fund, Class R5 Shares	13,899	—	13,886	2,304	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	75,634	1,597,896	1,624,629	—	5	48,901	48,901
JPMorgan Realty Income Fund, Class R5 Shares	331,242	119,573	40,000	11,777	6,152	31,634	441,608

	$1,138,870			$19,577	$23,933		$1,475,680

C. Futures Contracts — JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund use treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses, expenses related to the Board’s deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the six months ended December 31, 2014 and are in place until at least October 31, 2015.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$56,565	$15,555	$2,506	$74,626	$74,964
JPMorgan SmartRetirement Blend 2015 Fund	76,012	20,623	2,492	99,127	65,362
JPMorgan SmartRetirement Blend 2020 Fund	161,523	30,904	4,494	196,921	43,983
JPMorgan SmartRetirement Blend 2025 Fund	129,003	31,063	4,559	164,625	47,246
JPMorgan SmartRetirement Blend 2030 Fund	156,588	32,000	5,785	194,373	41,423
JPMorgan SmartRetirement Blend 2035 Fund	91,339	23,772	3,230	118,341	59,616
JPMorgan SmartRetirement Blend 2040 Fund	91,109	24,051	3,022	118,182	58,081
JPMorgan SmartRetirement Blend 2045 Fund	45,773	12,306	2,200	60,279	75,749
JPMorgan SmartRetirement Blend 2050 Fund	33,584	8,738	1,419	43,741	74,324
JPMorgan SmartRetirement Blend 2055 Fund	9,840	2,705	550	13,095	89,459

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$7,675,519	$6,263,734
JPMorgan SmartRetirement Blend 2015 Fund	13,991,210	5,932,936
JPMorgan SmartRetirement Blend 2020 Fund	36,678,499	9,311,358
JPMorgan SmartRetirement Blend 2025 Fund	27,732,613	6,147,618
JPMorgan SmartRetirement Blend 2030 Fund	26,710,923	7,507,691
JPMorgan SmartRetirement Blend 2035 Fund	21,369,015	4,382,320
JPMorgan SmartRetirement Blend 2040 Fund	17,445,187	4,252,010
JPMorgan SmartRetirement Blend 2045 Fund	11,171,691	2,969,178
JPMorgan SmartRetirement Blend 2050 Fund	6,520,476	1,318,188
JPMorgan SmartRetirement Blend 2055 Fund	2,194,482	509,414

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$39,023,432	$1,663,916	$466,844	$1,197,072
JPMorgan SmartRetirement Blend 2015 Fund	54,166,155	2,910,110	609,459	2,300,651
JPMorgan SmartRetirement Blend 2020 Fund	123,377,830	7,186,640	1,454,158	5,732,482
JPMorgan SmartRetirement Blend 2025 Fund	96,460,357	6,376,101	1,313,341	5,062,760
JPMorgan SmartRetirement Blend 2030 Fund	111,720,720	8,001,592	1,707,923	6,293,669
JPMorgan SmartRetirement Blend 2035 Fund	69,846,974	4,937,443	1,119,997	3,817,446
JPMorgan SmartRetirement Blend 2040 Fund	67,014,525	5,245,122	1,086,504	4,158,618
JPMorgan SmartRetirement Blend 2045 Fund	33,900,905	2,402,147	611,339	1,790,808
JPMorgan SmartRetirement Blend 2050 Fund	22,712,230	1,831,593	382,320	1,449,273
JPMorgan SmartRetirement Blend 2055 Fund	6,995,912	616,216	124,140	492,076

At June 30, 2014, the Funds did not have any capital loss carryforwards.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund.

The Funds each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the respective Funds’ outstanding shares.

As of December 31, 2014, the Adviser owns a significant portion of the outstanding shares of JPMorgan SmartRetirement Blend 2055 Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,000.50	$2.72	0.54%
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class C
Actual	1,000.00	997.60	5.74	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R2
Actual	1,000.00	999.90	3.98	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R5
Actual	1,000.00	1,002.90	0.96	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R6
Actual	1,000.00	1,002.50	0.71	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Select Class
Actual	1,000.00	1,002.00	1.97	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,002.70	2.78	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class C
Actual	1,000.00	1,000.40	5.75	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,001.50	$4.04	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	1,004.50	0.96	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19
Class R6
Actual	1,000.00	1,005.30	0.71	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Select Class
Actual	1,000.00	1,003.70	1.97	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,007.90	2.83	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56
Class C
Actual	1,000.00	1,004.30	5.86	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16
Class R2
Actual	1,000.00	1,006.10	4.10	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R5
Actual	1,000.00	1,009.70	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Class R6
Actual	1,000.00	1,009.90	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Select Class
Actual	1,000.00	1,008.20	2.08	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,008.30	2.89	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,005.30	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,007.10	4.15	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,009.50	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,010.30	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,009.20	2.13	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	1,000.00	1,007.70	2.88	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund (continued)
Class C
Actual	$1,000.00	$1,004.70	$5.91	1.17%
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,006.40	4.15	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,009.40	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,009.70	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,008.50	2.13	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,006.60	2.88	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,003.60	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,005.30	4.14	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,008.30	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,009.10	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,007.40	2.13	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,006.70	2.88	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,003.70	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,004.90	4.14	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,008.40	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,008.20	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,007.50	2.13	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	$1,000.00	$1,006.20	$2.88	0.57%
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,003.20	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,004.90	4.14	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,007.90	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,008.20	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,007.00	2.12	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,005.60	2.88	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,002.60	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,004.90	4.14	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,007.90	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,008.10	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Select Class
Actual	1,000.00	1,007.00	2.12	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,006.40	2.88	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class C
Actual	1,000.00	1,003.40	5.91	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class R2
Actual	1,000.00	1,005.70	4.15	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R5
Actual	1,000.00	1,008.20	1.11	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R6
Actual	1,000.00	1,008.90	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Select Class
Actual	$1,000.00	$1,007.70	$2.13	0.42%
Hypothetical	1,000.00	1,023.09	2.14	0.42

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory

Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the

Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Funds and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Funds effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s performance was in the fourth and third quintiles for Class A and Select Class shares for the one-year period ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	DECEMBER 31, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-SRB-1214

Semi-Annual Report

JPMorgan SmartAllocation Funds

December 31, 2014 (Unaudited)

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 11, 2015 (Unaudited)

Dear Shareholder,

A growing divergence in the economic trajectories of U.S. and other developed markets and plummeting global energy prices provided a mixed backdrop for the latter half of 2014. The U.S. economy accelerated at a steady pace amid continued strength in corporate earnings, gains in employment and consumer spending and falling oil prices for the six months ended December 31, 2014. Gross domestic product (GDP) in the U.S. climbed by 5.0% in the third quarter of 2014 and unemployment dropped to 5.6% in December, a level not seen since June 2008.

“Amid uncertainty about the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.”

In response to the continued improvement in the domestic economy, the U.S. Federal Reserve Bank proceeded to taper down its monthly purchases of bonds under its quantitative easing program and finally closed the program in October.

In stark contrast, the European Central Bank (ECB) took unprecedented steps to counter the threat of price deflation in the euro zone and the Bank of Japan stunned markets with a massive stimulus program as Japan’s economy slid into recession.

Another key development in the latter half of 2014 was a precipitous drop in global petroleum prices. A supply glut driven by new production in the U.S. and increased output from other nations, along with decreasing demand from China, Europe and Japan led to a 50% drop in the price of crude oil between July and December.

Amid this backdrop, U.S. equity markets outperformed most other assets classes over the six month period, with large cap stocks providing better returns than small caps and defensive sectors overtaking cyclical sectors. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index (“S&P 500”) to a new closing high of 2,018.05 points on October 31, 2014. In December, the Dow Jones Industrial Average closed above 18,000 points for the first time following the news that third quarter GDP showed the fastest growth in 11 years. The S&P 500 closed at a new high of 2,090.57 points on December 29, 2014, and returned 6.1% for the six months ended December 31, 2014.

Prices for U.S. Treasury securities with longer maturities rose during the six month period as investors sought safe havens amid deteriorating energy prices and geopolitical concerns. While declining oil prices helped bolster consumer spending in developed nations, energy related sectors came under pressure and yield spreads on high-yield debt – also known as junk bonds – widened. Nations dependent on oil exports experienced volatility in bond yield spreads and currency valuations.

Meanwhile, weak growth in the euro zone raised concerns about the potential for a destructive deflationary spiral. Even after the ECB had cut its deposit rate to negative 0.1% to encourage banks to extend lending by effectively charging them for parking excess cash with the central bank, growth remained tepid and inflation was well below the ECB’s target of just below 2%. The inflation rate averaged 0.4% from July to October and then fell 0.3% in November and was estimated at -0.2% for December. Unemployment across the euro zone remained stubbornly high at 11.5%.

Japan’s economy retreated into recession during the six month period following two quarters of economic contraction, partly attributed to an increase in the national consumption tax earlier in the year. Responding to the crisis, the Bank of Japan surprised global markets on October 31 by unveiling plans to buy 8 trillion to 12 trillion yen ($71 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.2%.

Elsewhere, China’s economy continued to grow but at a slower pace for the six month period. At 7.3%, China’s GDP showed the slowest growth in five years, though it was slightly better than economists had expected. The weaker GDP growth was partly attributed to a slowdown in the property sector. However, Chinese equity securities performed well over the six months ended December 31, 2014, amid expectations that policy makers may ease monetary policy to spur growth. Chinese equity markets received an additional boost when regulators increased access to Chinese financial markets by allowing foreign investors in Hong Kong to buy shares in Shanghai.

Russia’s economy, already straining under Western economic sanctions following its annexation of Crimea, began sliding toward recession as prices plummeted for oil and natural gas, its biggest exports. In response, the Russian Central Bank spent heavily from its reserves and raised its key interest rate sharply in a largely unsuccessful effort to halt the ruble’s slide. The MSCI Emerging Markets Index returned -7.7% for the six months ended December 31, 2014.

During the six month period, financial market volatility returned after being largely absent in the first half of 2014. Meanwhile, economic growth outside the U.S. began to falter and the relative strength of the U.S. economy drove the dollar higher against other major currencies. Amid uncertainty about

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	1

CEO’S LETTER

December 31, 2014 (Unaudited) (continued)

the global economy recovery, equity markets in the U.S., China and Japan provided investors with solid returns and served to emphasize the prudence of holding a broadly diversified portfolio and a long-term outlook.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Class R6 Shares)*	0.80%
MSCI World Index (net of foreign withholding taxes)	-1.17%
S&P 500 Index	6.12%

Net Assets as of 12/31/14	$47,889,089

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

U.S equity markets performed strongly during the six month reporting period, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. While the second half of 2014 was marked by the return of volatility in financial markets and a sharp sell-off in mid-October, key U.S. equity indexes rebounded to closing highs in the final months of 2014. The Standard & Poors 500 Index (“S&P 500 Index”) broke through the 2,000-point closing level for the first time on the final day of October and hit new closing highs in the final weeks of December. Also in late December, the Dow Jones Industrial Average closed above 18,000 points for the first time. Overall, U.S. large cap stocks outperformed small cap stocks and growth stocks outperformed value stocks during the reporting period and S&P 500 Index returned 6.12%.

During the reporting period, slower growth in the European Union and a recession in Japan led to investor uncertainty outside the U.S. However, Japanese equity prices strengthened following the Bank of Japan’s October announcement of massive economic stimulus. Chinese equities also posted solid returns despite signs of slowing economic growth there as well. While falling global oil prices benefited consumers in developed nations, they also put pressure on energy sector companies and petroleum exporting nations. For the six months ended December 31, 2014, the MSCI Europe, Australasia and Far East Index returned -9.16%, while the MSCI Emerging Markets Index returned -7.65%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the MSCI World Index (net of foreign withholding taxes) and underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2014.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, the Fund’s allocation to emerging market equities was a significant detractor from relative performance, as emerging market equities underperformed developed market equities and neither of the Fund’s two benchmarks includes the emerging market equities asset class.

The Fund’s holdings in the JPMorgan Emerging Economies Fund detracted from performance relative to the Benchmark, while security selection among JPMorgan U.S. equity funds made a positive contribution to relative performance as the JPMorgan Intrepid America Fund and JPMorgan U.S. Equity Fund outperformed the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund was moderately overweight in U.S. large cap equities, offset by underweight positions in real estate investment trusts and emerging market equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	60.3%
International Equity	33.2
Alternative Assets	5.9
Money Market	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2014. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	3

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION

CLASS A SHARES	July 2, 2012
Without Sales Charge		0.57%	6.45%	14.99%
With Sales Charge**		(4.70)	0.86	12.54

CLASS C SHARES	July 2, 2012
Without CDSC		0.28	5.88	14.40
With CDSC***		(0.72)	4.88	14.40
CLASS R2 SHARES	July 2, 2012	0.45	6.20	14.70
CLASS R5 SHARES	July 2, 2012	0.78	6.91	15.50
CLASS R6 SHARES	July 2, 2012	0.80	6.99	15.55
SELECT CLASS SHARES	July 2, 2012	0.70	6.73	15.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 12/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index, the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to December 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 48.0%
	International Equity — 16.6%
87,377	iShares MSCI EAFE ETF	5,316,017
67,005	iShares MSCI Emerging Markets ETF	2,632,626

	Total International Equity	7,948,643

	U.S. Equity — 31.4%
7,514	iShares Russell 2000 ETF	899,200
10,222	iShares Russell Mid-Cap ETF	1,707,483
65,858	Vanguard S&P 500 ETF	12,410,940

	Total U.S. Equity	15,017,623

	Total Exchange Traded Funds (Cost $20,618,683)	22,966,266

Investment Companies — 52.3% (b)
	Alternative Assets — 5.9%
204,324	JPMorgan Realty Income Fund, Class R5 Shares	2,852,365

	International Equity — 16.7%
120,266	JPMorgan Emerging Economies Fund, Class R5 Shares	1,469,651
68,016	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,530,366
123,901	JPMorgan International Equity Fund, Class R6 Shares	1,862,236
102,527	JPMorgan International Opportunities Fund, Class R6 Shares	1,464,084
87,899	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	1,680,635

	Total International Equity	8,006,972

	Money Market — 0.6%
279,268	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.020% (l) (m)	279,268

	U.S. Equity — 29.1%
195,325	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	2,886,903
71,449	JPMorgan Intrepid America Fund, Class R5 Shares	2,712,214
16,802	JPMorgan Mid Cap Equity Fund, Class R6 Shares	753,592

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
270,669	JPMorgan U.S. Equity Fund, Class R6 Shares	3,943,644
46,020	JPMorgan U.S. Small Company Fund, Class R6 Shares	759,789
96,060	JPMorgan Value Advantage Fund, Institutional Class Shares (m)	2,863,556

	Total U.S. Equity	13,919,698

	Total Investment Companies (Cost $23,237,924)	25,058,303

	Total Investments — 100.3% (Cost $43,856,607)	48,024,569
	Liabilities in Excess of Other Assets — (0.3)%	(135,480)

	NET ASSETS — 100.0%	$47,889,089

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P.Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014 (Unaudited)

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$22,966,266
Investments in affiliates, at value	25,058,303

Total investment securities, at value	48,024,569
Receivables:
Investment securities sold	472,530
Dividends from affiliates	5
Due from Adviser	2,804

Total Assets	48,499,908

LIABILITIES:
Payables:
Distributions	28
Investment securities purchased	591,729
Accrued liabilities:
Administration fees	131
Shareholder servicing fees	176
Distribution fees	213
Custodian and accounting fees	10,353
Trustees’ and Chief Compliance Officer’s fees	45
Other	8,144

Total Liabilities	610,819

Net Assets	$47,889,089

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

SmartAllocation Equity Fund
NET ASSETS :
Paid-in-Capital	$43,139,678
Accumulated undistributed (distributions in excess of) net investment income	(181,263)
Accumulated net realized gains (losses)	762,712
Net unrealized appreciation (depreciation)	4,167,962

Total Net Assets	$47,889,089

Net Assets:
Class A	$342,070
Class C	138,460
Class R2	70,436
Class R5	71,679
Class R6	47,047,138
Select Class	219,306

Total	$47,889,089

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,791
Class C	6,789
Class R2	3,455
Class R5	3,499
Class R6	2,296,147
Select Class	10,706

Net Asset Value (a):
Class A — Redemption price per share	$20.37
Class C — Offering price per share (b)	20.39
Class R2 — Offering and redemption price per share	20.39
Class R5 — Offering and redemption price per share	20.48
Class R6 — Offering and redemption price per share	20.49
Select Class — Offering and redemption price per share	20.48
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.50

Cost of investments in non-affiliates	$20,618,683
Cost of investments in affiliates	23,237,924

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$241,323
Dividend income from affiliates	270,073

Total investment income	511,396

EXPENSES:
Investment advisory fees	121,714
Administration fees	20,085
Distribution fees:
Class A	421
Class C	712
Class R2	176
Shareholder servicing fees:
Class A	421
Class C	238
Class R2	88
Class R5	18
Select Class	569
Custodian and accounting fees	11,633
Professional fees	17,758
Trustees’ and Chief Compliance Officer’s fees	271
Printing and mailing costs	5,565
Registration and filing fees	38,373
Transfer agent fees	5,997
Other	3,240

Total expenses	227,279

Less fees waived	(141,742)
Less expense reimbursements	(50,047)

Net expenses	35,490

Net investment income (loss)	475,906

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,158
Investment in affiliates	53,906

Net realized gains (losses)	68,064

Distributions of capital gains received from investment company affiliates	748,120

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(240,382)
Investments in affiliates	(662,225)

Change in net unrealized appreciation/depreciation	(902,607)

Net realized/unrealized gains (losses)	(86,423)

Change in net assets resulting from operations	389,483

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$475,906	$618,071
Net realized gain (loss)	68,064	185,986
Distributions of capital gains received from investment company affiliates	748,120	366,962
Change in net unrealized appreciation/depreciation	(902,607)	4,953,758

Change in net assets resulting from operations	389,483	6,124,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,191)	(2,540)
From net realized gains	(3,087)	(141)
Class C
From net investment income	(1,912)	(208)
From net realized gains	(1,254)	(51)
Class R2
From net investment income	(1,188)	(362)
From net realized gains	(637)	(50)
Class R5
From net investment income	(1,444)	(783)
From net realized gains	(643)	(51)
Class R6
From net investment income	(956,407)	(475,016)
From net realized gains	(422,019)	(28,930)
Select Class
From net investment income	(3,932)	(9,968)
From net realized gains	(1,944)	(761)

Total distributions to shareholders	(1,400,658)	(518,861)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(439,655)	42,564,053

NET ASSETS:
Change in net assets	(1,450,830)	48,169,969
Beginning of period	49,339,919	1,169,950

End of period	$47,889,089	$49,339,919

Accumulated undistributed (distributed in excess of) net investment income	$(181,263)	$313,905

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,656	$325,356
Distributions reinvested	9,278	2,681
Cost of shares redeemed	(31,577)	(113,584)

Change in net assets resulting from Class A capital transactions	$35,357	$214,453

Class C
Proceeds from shares issued	$57,012	$108,318
Distributions reinvested	3,166	259
Cost of shares redeemed	(97,788)	(5,946)

Change in net assets resulting from Class C capital transactions	$(37,610)	$102,631

Class R2
Distributions reinvested	$1,825	$412

Change in net assets resulting from Class R2 capital transactions	$1,825	$412

Class R5
Distributions reinvested	$2,087	$834

Change in net assets resulting from Class R5 capital transactions	$2,087	$834

Class R6
Proceeds from shares issued	$—	$44,022,263
Distributions reinvested	1,378,426	501,841
Cost of shares redeemed	(793,849)	(2,475,250)

Change in net assets resulting from Class R6 capital transactions	$584,577	$42,048,854

Select Class
Proceeds from shares issued	$23,349	$187,405
Distributions reinvested	5,835	10,729
Cost of shares redeemed	(1,055,075)	(1,265)

Change in net assets resulting from Select Class capital transactions	$(1,025,891)	$196,869

Total change in net assets resulting from capital transactions	$(439,655)	$42,564,053

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

	SmartAllocation Equity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,806	16,722
Reinvested	455	136
Redeemed	(1,558)	(5,714)

Change in Class A Shares	1,703	11,144

Class C
Issued	2,831	5,481
Reinvested	156	13
Redeemed	(4,722)	(310)

Change in Class C Shares	(1,735)	5,184

Class R2
Reinvested	90	21

Change in Class R2 Shares	90	21

Class R5
Reinvested	102	42

Change in Class R5 Shares	102	42

Class R6
Issued	—	2,363,717
Reinvested	67,253	25,452
Redeemed	(37,156)	(126,475)

Change in Class R6 Shares	30,097	2,262,694

Select Class
Issued	1,123	9,830
Reinvested	285	545
Redeemed	(51,292)	(63)

Change in Select Class Shares	(49,884)	10,312

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Six Months Ended December 31, 2014 (Unaudited)	$20.82	$0.16	(h)(i)	$(0.04)	$0.12	$(0.38)	$(0.19)	$(0.57)
Year Ended June 30, 2014	17.29	0.25	(h)	3.50	3.75	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Six Months Ended December 31, 2014 (Unaudited)	20.81	0.05	(h)(i)	0.01	0.06	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2014	17.24	0.16	(h)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (k) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2014 (Unaudited)	20.84	0.13	(h)(i)	(0.04)	0.09	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2014	17.26	0.18	(h)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (k) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2014 (Unaudited)	20.93	0.21	(h)(i)	(0.05)	0.16	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2014	17.33	0.31	(h)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Six Months Ended December 31, 2014 (Unaudited)	20.94	0.21	(h)(i)	(0.04)	0.17	(0.43)	(0.19)	(0.62)
Year Ended June 30, 2014	17.33	0.41	(h)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2014 (Unaudited)	20.90	0.08	(h)(i)	0.06	0.14	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2014	17.31	0.28	(h)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.37	0.57%	$342,070	0.63%		1.54	%(i)	1.43%		8%
20.82	21.76	314,143	0.55	(j)	1.31	(j)	2.15	(j)	18
17.29	15.77	68,166	0.64	(j)	1.56	(j)	19.01	(j)	47

20.39	0.28	138,460	1.13		0.53	(i)	1.93		8
20.81	21.18	177,347	1.04	(j)	0.83	(j)	2.78	(j)	18
17.24	15.16	57,583	1.14	(j)	0.99	(j)	19.29	(j)	47

20.39	0.45	70,436	0.87		1.26	(i)	1.67		8
20.84	21.50	70,122	0.75	(j)	0.92	(j)	2.95	(j)	18
17.26	15.43	57,726	0.89	(j)	1.24	(j)	19.04	(j)	47

20.48	0.78	71,679	0.17		1.96	(i)	0.97		8
20.93	22.30	71,108	0.05	(j)	1.62	(j)	2.25	(j)	18
17.33	16.29	58,128	0.19	(j)	1.94	(j)	18.35	(j)	47

20.49	0.80	47,047,138	0.14		1.98	(i)	0.92		8
20.94	22.40	47,440,627	0.13	(j)	2.10	(j)	1.14	(j)	18
17.33	16.31	58,152	0.15	(j)	1.99	(j)	18.30	(j)	47

20.48	0.70	219,306	0.37		0.75	(i)	1.17		8
20.90	22.04	1,266,572	0.26	(j)	1.42	(j)	2.36	(j)	18
17.31	16.04	870,195	0.39	(j)	1.74	(j)	18.55	(j)	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$48,024,569	$—	$—	$48,024,569

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for asset class specifics of portfolio holdings.

14	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

There were no transfers among any levels during the six months ended December 31, 2014.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the affiliated Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing gain (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the six months ended December 31, 2014
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2014	Value at December 31, 2014
JPMorgan Emerging Economies Fund, Class R5 Shares	$1,561,101	$298,035	$220,000	$(2,839)	$27,342	120,266	$1,469,651
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,564,659	241,007	150,000	2,171	18,442	68,016	1,530,366
JPMorgan Growth Advantage Fund, Class R5 Shares	2,992,993	—	2,655,527	2,994	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	2,620,550	101,382	112,151	—	195,325	2,886,903
JPMorgan International Equity Fund, Class R6 Shares	1,778,704	327,898	80,000	(4,303)	6,556	123,901	1,862,236
JPMorgan International Opportunities Fund, Class R6 Shares	1,798,446	163,153	282,134	(16,360)	43,153	102,527	1,464,084
JPMorgan International Realty Fund, Class R5 Shares	213,127	—	212,932	22,734	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	2,822,792	163,053	317,436	141,192	36,644	71,449	2,712,214
JPMorgan Intrepid International Fund, Institutional Class Shares	1,790,544	245,797	165,000	(7,188)	25,796	87,899	1,680,635
JPMorgan Mid Cap Equity Fund, Class R6 Shares	722,600	34,729	—	32,561	2,169	16,802	753,592
JPMorgan Prime Money Market Fund, Institutional Class Shares	142,713	696,517	559,962	—	14	279,268	279,268
JPMorgan Realty Income Fund, Class R5 Shares	2,649,299	383,397	394,892	87,043	41,138	204,324	2,852,365
JPMorgan U.S. Equity Fund, Class R6 Shares	4,067,070	351,227	392,446	334,124	30,694	270,669	3,943,644
JPMorgan U.S. Small Company Fund, Class R6 Shares	733,080	26,033	—	23,750	2,283	46,020	759,789
JPMorgan Value Advantage Fund, Institutional Class Shares	2,970,445	101,352	261,992	73,996	35,842	96,060	2,863,556

	$25,807,573			$802,026	$270,073		$25,058,303

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$3	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETF’s (excluding acquired fund fees “Underlying Funds and ETFs”, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and

16	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

expenses related to the Board’s deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the six months ended December 31, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015.

For the six months ended December 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$121,714	$19,958	$70	$141,742	$50,047

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,043,524	$4,699,504

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,856,607	$4,504,764	$336,802	$4,167,962

At June 30, 2014, the Fund did not have any net capital loss carryforwards.

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 (Unaudited) (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

18	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and EFTs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2014, and continued to hold your shares at the end of the reporting period, December 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,005.70	$3.18	0.63%
Hypothetical	1,000.00	1,022.03	3.21	0.63
Class C
Actual	1,000.00	1,002.80	5.70	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R2
Actual	1,000.00	1,004.50	4.40	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R5
Actual	1,000.00	1,007.80	0.86	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,008.00	0.71	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Select Class
Actual	1,000.00	1,007.00	1.87	0.37
Hypothetical	1,000.00	1,023.34	1.89	0.37

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds in which the Fund invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information included the Fund’s and Underlying Funds’ performance as compared to the performance of Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and the Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s

20	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund and Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser and its affiliates have implemented fee waivers and expense limitations. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser and its affiliates have in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that shareholders of the Fund effectively participated in the economies of scale through these fee waivers and expense limitations and administrative service fee breakpoints.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

22	JPMORGAN SMARTALLOCATION EQUITY FUND	DECEMBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Fund elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
SmartAllocation Equity Fund	$143,565	$13,199

DECEMBER 31, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2014.	SAN-SAE-1214

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 27, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
February 27, 2015